SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A
REGISTRATION STATEMENT (No. 2-55725)
  UNDER THE SECURITIES ACT OF 1933 [X]
 Pre-Effective Amendment No.           [  ]
 Post-Effective Amendment No. 86  [X]
and
REGISTRATION STATEMENT (No. 811-2720)
 UNDER THE INVESTMENT COMPANY ACT OF 1940    [X]
 Amendment No. 86 [X]
Fidelity Municipal Trust
(Exact Name of Registrant as Specified in Charter)
82 Devonshire St., Boston, Massachusetts 02109
(Address Of Principal Executive Offices)  (Zip Code)
Registrant's Telephone Number:  617-563-7000
Eric D. Roiter, Secretary
82 Devonshire Street
Boston, Massachusetts 02109
(Name and Address of Agent for Service)
It is proposed that this filing will become effective
 (  ) immediately upon filing pursuant to paragraph (b).
 (x) on (February 26, 1998) pursuant to paragraph (b).
 (  ) 60 days after filing pursuant to paragraph (a)(1).
 (  ) on (             ) pursuant to paragraph (a)(1) of Rule 485.
 (  ) 75 days after filing pursuant to paragraph (a)(2).
 (  ) on (            ) pursuant to paragraph (a)(2) of Rule 485.
If appropriate, check the following box:
 ( ) this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
FIDELITY MUNICIPAL TRUST II:
SPARTAN PENNSYLVANIA MUNICIPAL MONEY MARKET FUND
FIDELITY MUNICIPAL TRUST:
SPARTAN PENNSYLVANIA MUNICIPAL INCOME FUND
CROSS REFERENCE SHEET
FORM N-1A
ITEM NUMBER PROSPECTUS SECTION

1......................................   Cover Page

2a....................................    Expenses

   b, c...............................    Contents; The Fund at a Glance; Who May Want to
                                          Invest

3a....................................    Financial Highlights

   b...................................   *

   c, d.............................      Performance

4a   i..............................      Charter

      ii...............................   The Fund at a Glance; Investment Principles and
                                          Risks

   b...................................   Investment  Principles and Risks

   c...................................   Who May Want to Invest; Investment Principles and
                                          Risks

5a....................................    Charter

   b   i..............................    Cover Page; The Fund at a Glance; Charter; Doing
                                          Business with Fidelity

       ii..............................   Charter

      iii.............................    Expenses; Breakdown of Expenses

  c................................       Charter

  d....................................   Charter; Breakdown of Expenses

  e....................................   Cover Page; Charter

  f....................................   Expenses

 g   i..............................      Charter

     ii...............................    *

5A..................................      Performance

6a i.................................     Charter

     ii................................   How to Buy Shares; How to Sell Shares; Transaction
                                          Details; Exchange Restrictions

    iii................................   Charter

    b..................................   Charter

    c..................................   Transaction Details; Exchange Restrictions

    d..................................   *

    e..................................   Doing Business with Fidelity; How to Buy Shares;
                                          How to Sell Shares; Investor Services

    f, g..............................    Dividends, Capital Gains, and Taxes

    h..............................       *

7  a..................................    Cover Page; Charter

    b.................................    Expenses; How to Buy Shares; Transaction Details

    c..................................   Sales Charge Reductions and Waivers

    d..................................   How to Buy Shares

    e..................................   *

    f................................     Breakdown of Expenses

8......................................   How to Sell Shares; Investor Services; Transaction
                                          Details; Exchange Restrictions

9......................................   *


*  Not Applicable
FIDELITY MUNICIPAL TRUST II:
SPARTAN PENNSYLVANIA MUNICIPAL MONEY MARKET FUND
FIDELITY MUNICIPAL TRUST:
SPARTAN PENNSYLVANIA MUNICIPAL INCOME FUND
CROSS REFERENCE SHEET
(continued)
FORM N-1A
ITEM NUMBER  STATEMENT OF ADDITIONAL INFORMATION SECTION

10,  11.............................      Cover Page

12....................................    Description of the Trusts

13a-c............................         Investment Policies and Limitations

    d..................................   Portfolio Transactions

14a-c............................         Trustees and Officers

15a,b..........................           *

     c..............................      Trustees and Officers

16a i................................     FMR; Portfolio Transactions

       ii..............................   Trustees and Officers

      iii..............................   Management Contract

     b.................................   Management Contract

     c, d.............................    Contracts with FMR Affiliates

     e-g...........................       Management Contracts; Distribution and Service
                                          Plans

     h.................................   Description of the Trusts

     i.................................   Contracts with FMR Affiliates

17a-d...........................          Portfolio Transactions

     e..............................      *

18a..................................     Description of the Trusts

     b.................................   *

19a..................................     Additional Purchase, Exchange and Redemption
                                          Information

     b................................    Additional Purchase, Exchange and Redemption
                                          Information; Valuation of Portfolio Securities

     c.................................   *

20....................................    Distributions and Taxes

21a,  b............................       Contracts with FMR Affiliates

     c.................................   *

22 ...............................        Performance

23....................................    Financial Statements




* Not Applicable


Please read this prospectus before investing, and keep it on file for future reference. It contains important information, including how each fund invests and the services available to shareholders.
To learn more about each fund and its investments, you can obtain a copy of each fund's most recent financial report and portfolio listing, or a copy of the Statement of Additional Information (SAI) dated February 26, 1998. The SAI has been filed with the Securities and Exchange Commission (SEC) and is available along with other related materials on the SEC's Internet Web site (http://www.sec.gov). The SAI is incorporated herein by reference (legally forms a part of the prospectus). For a free copy of either document, call Fidelity at 1-800-544-8888.
Investments in the money market fund are neither insured nor
guaranteed by the U.S.    G    overnment, and there can be no
assurance that the fund will maintain a stable $1.00 share price.
THE MON   EY MARKE    T FUND MAY INVEST A SIGNIFICANT PERCENTAGE OF
ITS ASSETS IN THE SECURITIES OF A SINGLE ISSUER AND THEREFORE MAY BE RISKIER THAN OTHER TYPES OF MONEY MARKET FUNDS.
Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board, or any other agency, and are subject to investment risks, including possible loss of principal amount invested.
LIKE ALL MUTUAL FUNDS, THESE
SECURITIES HAVE NOT BEEN APPROVED
OR DISAPPROVED BY THE SECURITIES
AND EXCHANGE COMMISSION, NOR HAS
THE SECURITIES AND EXCHANGE
COMMISSION PASSED UPON THE
ACCURACY OR ADEQUACY OF THIS
PROSPECTUS. ANY REPRESENTATION TO
THE CONTRARY IS A CRIMINAL OFFENSE.
PFR-pro-0298
Each fund seeks a high level of current income free from federal income tax and Pennsylvania personal income tax.
SPARTAN(REGISTERED TRADEMARK)
PENNSYLVANIA
MUNICIPAL
FUNDS
SPARTAN PENNSYLVANIA MUNICIPAL MONEY MARKET FUND invests in high-quality, short-term municipal money market securities and is designed to maintain a stable $1.00 share price.
(fund number 401, trading symbol FPTXX)
SPARTAN PENNSYLVANIA MUNICIPAL INCOME FUND seeks to provide higher yields by investing in a broader range of municipal securities.
(fund number 402, trading symbol FPXTX)
PROSPECTUS
FEBRUARY 26, 1998(FIDELITY_LOGO_GRAPHIC) 82 DEVONSHIRE STREET, BOSTON,
MA 02109


CONTENTS


KEY FACTS                   THE FUNDS AT A GLANCE

                            WHO MAY WANT TO INVEST

                            EXPENSES Each fund's yearly operating
                            expenses.

                            FINANCIAL HIGHLIGHTS A summary of
                            each fund's financial data.

                            PERFORMANCE How each fund has
                            done over time.

THE FUNDS IN DETAIL         CHARTER How each fund is organized.

                            INVESTMENT PRINCIPLES AND RISKS
                            Each fund's overall approach to
                            investing.

                            BREAKDOWN OF EXPENSES How
                            operating costs are calculated and
                            what they include.

YOUR ACCOUNT                DOING BUSINESS WITH FIDELITY

                            TYPES OF ACCOUNTS Different ways to
                            set up your account.

                            HOW TO BUY SHARES Opening an
                            account and making additional
                            investments.

                            HOW TO SELL SHARES Taking money
                            out and closing your account.

                            INVESTOR SERVICES Services to help
                            you manage your account.

SHAREHOLDER AND             DIVIDENDS, CAPITAL GAINS,
ACCOUNT POLICIES            AND TAXES

                            TRANSACTION DETAILS Share price
                            calculations and the timing of
                            purchases and redemptions.

                            EXCHANGE RESTRICTIONS

KEY FACTS


THE FUNDS AT A GLANCE
GOAL: High current tax-free income for Pennsylvania residents.
MANAGEMENT: Fidelity Management & Research Company (FMR) is the management arm of Fidelity Investments, which was established in 1946
and is now America's largest mutual fund manager   . Fidelity
Investments Money Management    , Inc. (FIMM), a subsidiary of FMR,
chooses investments for Spartan Pennsylvania Municipal Money Market.
   Beginning January 1, 1999, FIMM will choose investments for Spartan
Pennsylva    nia Municipal Income.
As with any mutual fund, there is no assurance that a fund will achieve its goal.
 SPARTAN PA MUNI MONEY    MARKET
 STRATEGY: Invests in high-quality, short-term municipal money market securities whose interest is free from federal income tax and Pennsylvania personal income tax, while maintaining a stable $1.00 share price.
SIZE: As of December 31, 1997, the fund had over $   229     million
in assets.
 SPARTAN PA MUNI INCOME
 STRATEGY: Normally invests in investment-grade municipal securities whose interest is free from federal income tax and Pennsylvania personal income tax. Managed to generally react to changes in interest rates similarly to municipal bonds with maturities between eight and 18 years.
SIZE: As of December 31, 1997, the fund had over $   264 m    illion
in assets.
WHO MAY WANT TO INVEST
These non-diversified funds may be appropriate for investors in higher tax brackets who seek high current income that is free from federal income tax and Pennsylvania personal income tax. Each fund's level of risk and potential reward depend on the quality and maturity of its investments. The money market fund is managed to keep its share price stable at $1.00. The bond fund, with its broader range of investments, has the potential for higher yields, but also carries a higher degree of risk.
You should consider your investment objective and tolerance for risk when making an investment decision.
The value of the funds' investments and the income they generate will vary from day to day, and generally reflect interest rates, market conditions, and other federal and state political and economic news. When you sell your shares of the bond fund, they may be worth more or less than what you paid for them. By themselves, these funds do not constitute a balanced investment plan.
Non-diversified funds may invest a greater portion of their assets in securities of individual issuers than diversified funds. As a result, changes in the market value of a single issuer could cause greater fluctuations in share value than would occur in a more diversified fund.

THE SPECTRUM OF
FIDELITY FUNDS
BROAD CATEGORIES OF FIDELITY
FUNDS ARE PRESENTED HERE IN
ORDER OF ASCENDING RISK.
GENERALLY, INVESTORS SEEKING TO
MAXIMIZE RETURN MUST ASSUME
GREATER RISK. SPARTAN
PENNSYLVANIA MUNICIPAL MONEY
MARKET IS IN THE MONEY MARKET
CATEGORY, AND SPARTAN
PENNSYLVANIA MUNICIPAL
INCOME IS IN THE INCOME
CATEGORY.
(RIGHT ARROW) MONEY MARKET SEEKS
INCOME AND STABILITY BY
INVESTING IN HIGH-QUALITY,
SHORT-TERM INVESTMENTS.
(RIGHT ARROW) INCOME SEEKS INCOME BY
INVESTING IN BONDS.
(SOLID BULLET) GROWTH AND INCOME SEEKS
LONG-TERM GROWTH AND INCOME
BY INVESTING IN STOCKS AND
BONDS.
(SOLID BULLET) GROWTH SEEKS LONG-TERM
GROWTH BY INVESTING MAINLY IN
STOCKS.
(CHECKMARK)
EXPENSES
SHAREHOLDER TRANSACTION EXPENSES are charges you may pay when you buy, sell, or exchange shares of a fund. In addition, you may be charged an annual account maintenance fee if your account balance falls below
$2,500. See "Transaction Details," pag   e     , for an explanation of
how and when these charges apply.
Sales charge on purchases                      None
and reinvested distributions

Deferred sales charge on redemptions           None

Redemption fee (Short-term trading fee)
on shares held less than 180 days
(as a % of amount redeemed)

for Spartan PA Muni Income only                0.50%

Exchange fee

for    Spa    rtan PA Muni Money Market only   $5.00

Wire transaction fee                           $5.00
for S   parta    n PA Muni Money Market only

Checkwriting fee, per check written            $2.00
for PA    Spartan Mun    i Money Market only

Account closeout fee                           $5.00
for Spa   rtan PA Mu    ni Money Market only

Annual account maintenance fee                 $12.00
(for accounts under $2,500)

THE FEES FOR INDIVIDUAL TRANSACTIONS (except the short-term trading fee) are waived if your account balance at the time of the transaction is $50,000 or more.
ANNUAL FUND OPERATING EXPENSES are paid out of each fund's assets. Each fund pays a management fee to FMR. FMR is responsible for the payment of all other expenses for each fund with certain limited exceptions. Expenses are factored into each fund's share price or dividends and are not charged directly to shareholder accounts (see "Breakdown of Expenses" page ).
The following figures are based on historical expenses, and are calculated as a percentage of average net assets.
UNDERSTANDING
EXPENSES
OPERATING A MUTUAL FUND
INVOLVES A VARIETY OF EXPENSES
FOR PORTFOLIO MANAGEMENT,
SHAREHOLDER STATEMENTS, TAX
REPORTING, AND OTHER SERVICES.
EACH FUND'S MANAGEMENT FEE IS
PAID FROM THE FUND'S ASSETS,
AND ITS EFFECT IS ALREADY
FACTORED INTO ANY QUOTED SHARE
PRICE OR RETURN. OTHER EXPENSES
ARE PAID BY FMR OUT OF THE
FUND'S MANAGEMENT FEE. ALSO,
AS AN INVESTOR, YOU MAY PAY
CERTAIN EXPENSES DIRECTLY.
(CHECKMARK)
    SPARTAN PA MUNI MONEY MARKET
Management fee                  0.50%

12b-1 fee                       None

Other expenses                  0.00%

Total fund operating expenses   0.50%

 SPARTAN PA MUNI INCOME
Management fee                  0.55%

12b-1 fee                       None

Other expenses                  0.00%

Total fund operating expenses   0.55%

EXAMPLES: Let's say, hypothetically, that each fund's annual return is 5% and that your shareholder transaction expenses and each fund's annual operating expenses are exactly as just described. For every $1,000 you invested, here's how much you would pay in total expenses if you close your account after the number of years indicated and for Spartan Pennsylvania Municipal Money Market, if you leave your account open:
 SPARTAN PA MUNI MONEY    MARKET
      Account open   Account closed

1 year        $ 5                     $ 10

3 years       $ 16                    $ 21

5 years       $ 28                    $ 33

10 years      $ 63                    $ 68

 SPARTAN PA MUNI INCOME
1 year        $ 6

3 years       $ 18

5 years       $ 31

10 years      $ 69

These examples illustrate the effect of expenses, but are not meant to suggest actual or expected expenses or returns, all of which may vary. FINANCIAL HIGHLIGHTS
The financial highlights tables that follow have been audited by
   Coopers & Lybrand L.L.P.,     independent accountants. The funds'
financial highlights, financial statements, and report   s     of the
auditor are included in the funds' Annual Report, and are incorporated by reference into (are legally a part of) the funds' SAI. Contact Fidelity for a free copy of an Annual Report or the SAI.
   SPARTAN PENNSYLVANIA MUNICIPAL MONEY MARKET FUND

   Selected Per-Share Data and Ratios

Years ended December 31 1997      1996      1995      1994      1993      1992      1991      1990       1989      1988

Net asset value,        $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000
beginning of period

Income from Investment  .033      .032      .035      .026      .022      .029      .045      .059      .062      .049
Operations
 Net interest income

Less Distributions      (.033)    (.032)    (.035)    (.026)    (.022)    (.029)    (.045)    (.059)    (.062)    (.049)
 From net interest income

Net asset value,        $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000
end of period

Total return A           3.36%     3.21%     3.56%     2.61%     2.21%     2.90%     4.55%     6.05%     6.35%     5.05%

Net assets, end of
period                  $ 229     $ 242     $ 242     $ 258     $ 241     $ 243     $ 290     $ 320     $ 177     $ 117
(In millions)

Ratio of expenses to    .50%      .50%      .50%      .50%      .50%      .47%B     .34%B     .13%B     .28%B     .30%B
average net assets

Ratio of expenses to    .50%      .48%C     .50%      .50%      .50%      .47%      .34%      .13%      .28%      .30%
average net assets after
expense reductions

Ratio of net interest   3.31%     3.17%     3.50%     2.58%     2.19%     2.88%     4.47%     5.92%     6.17%     5.02%
income to average net
assets


A TOTAL RETURNS DO NOT INCLUDE THE ACCOUNT CLOSEOUT FEE. THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
B FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
C FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES. SPARTAN PENNSYLVANIA MUNICIPAL INCOME FUND


Selected Per-Share Data and Ratios

Years ended December
31                1997      1996       1995       1994       1993D       1992      1991       1990      1989      1988

Net asset value, $ 10.490   $ 10.670   $ 9.620    $ 11.130   $ 10.590   $ 10.370   $ 9.880    $ 9.900   $ 9.660   $ 9.070
beginning of period


Income from
Investment        .501       .520       .590       .652       .679       .693       .701       .701      .676      .661
Operations
 Net interest income

 Net realized and .350       (.109)     1.049      (1.201)    .679       .219       .489       (.020)    .240      .590
 unrealized gain (loss)

 Total from
investment        .851       .411       1.639      (.549)     1.358      .912       1.190      .681      .916      1.251
 operations

Less Distributions(.501)     (.520)     (.590)     (.652)     (.679)     (.693)     (.701)     (.701)    (.676)    (.661)
 From net interest
 income

 From net realized
gain              (.030)     (.071)     --         (.310)     (.140)     --         --         --        --        --

 Total
distributions     (.531)     (.591)     (.590)     (.962)     (.819)     (.693)     (.701)     (.701)    (.676)    (.661)

Redemption fees
added             .000       .000       .001       .001       .001       .001       .001       --        --        --
to paid in capital

Net asset value, $ 10.810   $ 10.490   $ 10.670   $ 9.620    $ 11.130   $ 10.590   $ 10.370   $ 9.880   $ 9.900   $ 9.660
end of period

Total returnA    8.34%      4.02%      17.44%     (5.04)%    13.18%     9.11%      12.49%     7.20%     9.80%     14.21%

Net assets, end
of period        $ 265      $ 271      $ 288      $ 242      $ 306      $ 242      $ 199      $ 143     $ 104     $ 63
(In millions)

Ratio of expenses
to                .55%       .55%       .55%       .55%       .55%       .55%       .55%       .60%B     .78%B     .84%B
average net assets

Ratio of expenses
to                .55%       .53%C      .55%       .55%       .55%       .55%       .55%       .60%      .78%      .84%
average net assets after
expense reductions

Ratio of net
interest          4.74%      4.98%      5.73%      6.33%      6.13%      6.65%      6.96%      7.22%     6.90%     7.05%
income to average net
assets

Portfolio turnover
rate              26%        53%        49%        26%        38%        8%         6%         8%        23%       31%


   A TOTAL RETURNS DO NOT INCLUDE THE FORMER ACCOUNT CLOSEOUT FEE. THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
   B FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
   C FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S
EXPENSES.
   D EFFECTIVE JANUARY 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INTEREST INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
PERFORMANCE
Mutual fund performance can be measured as TOTAL RETURN or YIELD. The total returns that follow are based on historical fund results and do not reflect the effect of any transaction fees you may have paid. The figures would be lower if fees were taken into account.
Each fund's fiscal year runs from January 1 through December 31. The tables below show each fund's performance over past fiscal years compared to different measures, including a comparative index and a competitive funds average for the bond fund and a measure of inflation for the money market fund. Data for the comparative index for Spartan Pennsylvania Municipal Income is available only from June 30, 1993 to
   the pr    esent. The chart on page  presents calendar year
performance for the bond fund.
   UNDERSTANDING
   PERFORMANCE
   YIELD ILLUSTRATES THE INCOME
   EARNED BY A FUND OVER A RECENT
   PERIOD. SEVEN-DAY YIELDS ARE
   THE MOST COMMON ILLUSTRATION OF
   MONEY MARKET PERFORMANCE.
   30-DAY YIELDS ARE USUALLY USED
   FOR BOND FUNDS. YIELDS CHANGE
   DAILY, REFLECTING CHANGES IN
   INTEREST RATES.
   TOTAL RETURN REFLECTS BOTH THE
   REINVESTMENT OF INCOME AND
   CAPITAL GAIN DISTRIBUTIONS, AND
   ANY CHANGE IN A FUND'S SHARE
   PRICE.
   (CHECKMARK)
   AVERAGE ANNUAL TOTAL RETURNS

   Fiscal periods ended                           Past 1          Past 5          Past 10
   December 31, 1997                               year             years            years

   Spartan PA Muni Money Market                     3.36%            2.99    %        3.98%

   Consumer Price Index                             1.70    %        2.60    %        3.41    %

   Spartan PA Muni Income                           8.34    %        7.30    %        8.91    %

   Lehman Bros. PA Municipal Bond Index             8.76    %       n/a              n/a

   Lipper PA Municipal Debt Funds Average           8.79    %        6.90    %        8.46    %


   CUMULATIVE TOTAL RETURNS

   Fiscal periods ended                           Past 1          Past 5          Past 10
   December 31, 1997                               year             years            years

   Spartan PA Muni Money Market                     3.36    %        15.88    %       47.71    %

   Consumer Price Index                             1.70    %        13.67    %       39.77    %

   Spartan PA Muni Income                           8.34    %        42.24    %       134.72    %

   Lehman Bros. PA Municipal Bond Index             8.76    %       n/a              n/a

   Lipper PA Municipal Debt Funds Average           8.79    %        39.64    %       125.47%


EXPLANATION OF TERMS
TOTAL RETURN is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gains. A CUMULATIVE TOTAL RETURN reflects actual performance over a stated period of time. An AVERAGE ANNUAL TOTAL RETURN is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance, they are not the same as actual year-by-year results. YIELD refers to the income generated by an investment in a fund over a given period of time, expressed as an annual percentage rate. When a money market fund yield assumes that income earned is reinvested, it is called an EFFECTIVE YIELD. A TAX-EQUIVALENT YIELD shows what an investor would have to earn before taxes to equal a tax-free yield. Yields for the bond fund are calculated according to a standard that is required for all stock and bond funds. Because this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.
YEAR-BY-YEAR TOTAL RETURNS
CALENDAR YEARS 1988 1989 1990 1991 1992 1993 1994    1995 1996
1997
SPARTAN PA MUNI INCOME    14.21    %    9.80    %    7.20    %
   12.49    %    9.11    %    13.18    %    -5.04    %    17.44    %
   4.02    %    8.34    %
LIPPER PA MUNI. DEBT FUNDS AVERAGE    12.73    %    9.88    %
   6.18    %    12.07    %    9.30    %    12.68    %    -6.63    %
   17.15    %    3.52    %    8.79    %
CONSUMER PRICE INDEX    4.42    %    4.65% 6.11    %    3.06    %
   2.90    %    2.75    %    2.67    %    2.54    %    3.32    %
   1.70    %
PERCENTAGE (%)
ROW: 1, COL: 1, VALUE: 14.12
ROW: 2, COL: 1, VALUE: 9.800000000000001
ROW: 3, COL: 1, VALUE: 7.2
ROW: 4, COL: 1, VALUE: 12.49
ROW: 5, COL: 1, VALUE: 9.109999999999999
ROW: 6, COL: 1, VALUE: 13.18
ROW: 7, COL: 1, VALUE: -5.04
ROW: 8, COL: 1, VALUE: 17.44
ROW: 9, COL: 1, VALUE: 4.02
ROW: 10, COL: 1, VALUE: 8.34
(LARGE SOLID BOX) SPARTAN PA
MUNI INCOME
LEHMAN BROTHERS PENNSYLVANIA MUNICIPAL BOND INDEX is a total return performance benchmark for Pennsylvania investment-grade municipal bonds with maturities of at least one year.
Unlike the fund's returns, the total returns of the comparative index do not include the effect of any brokerage commissions, transaction fees, or other costs of investing.
THE CONSUMER PRICE INDEX is a widely recognized measure of inflation calculated by the U.S. Government.
THE COMPETITIVE FUNDS AVERAGE is the Lipper Pennsylvania Municipal Debt Funds Average for Spartan Pennsylvania Municipal Income. As of
December 31, 1997, the average reflected the performance of    63
mutual funds with similar investment objectives. This average, published by Lipper Analytical Services, Inc., excludes the effect of sales loads.
The funds' recent strategies, performance, and holdings are detailed twice a year in financial reports, which are sent to all shareholders. For current performance or a free annual report, call 1-800-544-8888. TOTAL RETURNS AND YIELDS ARE BASED ON PAST RESULTS AND ARE NOT AN INDICATION OF FUTURE PERFORMANCE.
THE FUNDS IN DETAIL


CHARTER
EACH FUND IS A MUTUAL FUND: an investment that pools shareholders' money and invests it toward a specified goal. Spartan Pennsylvania Municipal Income Fund is a non-diversified fund of Fidelity Municipal Trust, and Spartan Pennsylvania Municipal Money Market Fund is a non-diversified fund of Fidelity Municipal Trust II. Both trusts are open-end management investment companies. Fidelity Municipal Trust was organized as a Massachusetts business trust on June 22, 1984. Fidelity Municipal Trust II was organized as a Delaware business trust on June 20, 1991. There is a remote possibility that one fund might become liable for a misstatement in the prospectus about another fund.
EACH FUND IS GOVERNED BY A BOARD OF TRUSTEES which is responsible for protecting the interests of shareholders. The trustees are experienced executives who meet periodically throughout the year to oversee the funds' activities, review contractual arrangements with companies that provide services to the funds, and review the funds' performance. The trustees serve as trustees for other Fidelity funds. The majority of trustees are not otherwise affiliated with Fidelity.
THE FUNDS MAY HOLD SPECIAL SHAREHOLDER MEETINGS AND MAIL PROXY MATERIALS. These meetings may be called to elect or remove trustees, change fundamental policies, approve a management contract, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. Fidelity will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. The number of votes you are entitled to is based upon the dollar value of your investment.
FMR AND ITS AFFILIATES
FIDELITY FACTS
Fidelity offers the broadest
selection of mutual funds
in the world.
(solid bullet) Number of Fidelity mutual
funds: ov   er 226
(solid bullet) Assets in Fidelity mutual
funds: over $   529 billio    n
(solid bullet) Number of shareholder
accounts: ove   r 34 million
(solid bullet) Number of investment
analysts and portfolio
managers: over    265
(checkmark)
The funds are managed by FMR, which chooses their investments and
handles their business affairs. F   IMM    , located in
   Merrimack    ,    New Hampshire    , has primary responsibility for
providing investment management services for the money market fund. Beginning January 1, 1999, FIMM will have primary responsibility for providing investment management services for the bond fund.
Jonathan Short is    Vice Pr    esident and manager of Spartan
Pennsylvania Municipal Income, which he has managed since April 1997. He also manages several other Fidelity funds. Since joining Fidelity in 1990, Mr. Short has worked as an analyst and manager.
Fidelity investment personnel may invest in securities for their own accounts pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.
Fidelity Distributors Corporation (FDC) distributes and markets Fidelity's funds and services.
UMB Bank, n.a. (UMB) is each fund's transfer agent, and is located at 1010 Grand Avenue, Kansas City, Missouri. UMB employs Fidelity Service Company, Inc. (FSC) to perform transfer agent servicing functions for each fund.
FMR Corp. is the ultimate parent company of FMR and F   IMM.
Members of the Edward C. Johnson 3d family are the predominant owners of a class of shares of common stock representing approximately 49% of the voting power of FMR Corp. Under the Investment Company Act of 1940 (the 1940 Act), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company; therefore, the Johnson family may be deemed under the 1940 Act to form a controlling group with respect to FMR Corp.
FMR may use its broker-dealer affiliates and other firms that sell fund shares to carry out a fund's transactions, provided that the fund receives brokerage services and commission rates comparable to those of other broker-dealers.
INVESTMENT PRINCIPLES AND RISKS
MONEY MARKET FUNDS IN GENERAL. The yield of a money market fund will change daily based on changes in interest rates and market conditions. Money market funds comply with industry-standard requirements for the quality, maturity, and diversification of their investments, which are designed to help maintain a stable $1.00 share price. Of course, there is no guarantee that a money market fund will be able to maintain a stable $1.00 share price. It is possible that a major change in interest rates or a default on a money market fund's investments could cause its share price (and the value of your investment) to change. FIDELITY'S APPROACH TO MONEY MARKET FUNDS. Money market funds earn income at current money market rates. In managing money market funds, FMR stresses preservation of capital, liquidity, and income. The money market fund will purchase only high-quality securities that FMR believes present minimal credit risks and will observe maturity restrictions on securities it buys.
SPARTAN PENNSYLVANIA MUNICIPAL MONEY MARKET seeks to earn high current income that is free from federal income tax and Pennsylvania personal income tax while maintaining a stable $1.00 share price by investing in high-quality, short-term municipal money market securities of all
types, including securities    structured     so that they are
eligible investments for the fund. FMR normally invests at least 65% of the fund's total assets in state municipal securities and normally invests the fund's assets so that at least 80% of the fund's income distributions are free from federal income tax.
BOND FUNDS IN GENERAL. The yield and share price of a bond fund change daily based on changes in interest rates and market conditions, and in response to other economic, political or financial events. The types and maturities of the securities a bond fund purchases and the credit quality of their issuers will impact a bond fund's reaction to these events.
INTEREST RATE RISK. In general, bond prices rise when interest rates fall and fall when interest rates rise. Longer-term bonds are usually more sensitive to interest rate changes. In other words, the longer the maturity of a bond, the greater the impact a change in interest rates is likely to have on the bond's price. In addition, short-term interest rates and long-term interest rates do not necessarily move in the same amount or in the same direction. A short-term bond tends to react to changes in short-term interest rates and a long-term bond tends to react to changes in long-term interest rates.
ISSUER RISK. The price of a bond is affected by the credit quality of its issuer. Changes in the financial condition of an issuer, changes in general economic conditions, and changes in specific economic conditions that affect a particular type of issuer can impact the credit quality of an issuer. Lower quality bonds generally tend to be more sensitive to these changes than higher quality bonds.
MUNICIPAL MARKET RISK. Municipal securities are backed by the entity that issued them and/or other revenue streams. Municipal security values may be significantly affected by political changes as well as uncertainties in the municipal market related to taxation or the rights of municipal securities holders.
FIDELITY'S APPROACH TO BOND FUNDS. The total return from a bond includes both income and price gains or losses. In selecting investments for a bond fund, FMR considers a bond's expected income together with its potential for price gains or losses. While income is the most important component of bond returns over time, a bond fund's emphasis on income does not mean the fund invests only in the highest-yielding bonds available, or that it can avoid losses of principal.
FMR focuses on assembling a portfolio of income-producing bonds that it believes will provide the best balance between risk and return within the range of eligible investments for the fund. FMR's evaluation of a potential investment includes an analysis of the credit quality of the issuer, its structural features, its current price compared to FMR's estimate of its long-term value, and any short-term trading opportunities resulting from market inefficiencies. In structuring a bond fund, FMR allocates assets among different market sectors (for example, general obligation bonds of a state or bonds financing a specific project) and different maturities based on its view of the relative value of each sector or maturity. The performance of the fund will depend on how successful FMR is in pursuing this approach.
SPARTAN PENNSYLVANIA MUNICIPAL INCOME seeks high current income that is free from federal income tax and Pennsylvania personal income tax by investing in investment-grade municipal securities under normal conditions. FMR normally invests the fund's assets so that at least 80% of the fund's income is free from both federal and Pennsylvania income taxes.
Although the fund does not maintain an average maturity within a specified range, FMR seeks to manage the fund so that it generally reacts to changes in interest rates similarly to municipal bonds with maturities between eight and 18 years. As of December 31, 1997, the
fund's dollar-weighted average maturity was approximately    12.2
years.
EACH FUND normally invests in municipal securities. FMR may invest all of each fund's assets in municipal securities issued to finance private activities. The interest from these securities is a tax-preference item for purposes of the federal alternative minimum tax.
Each fund's performance is affected by the economic and political conditions within the state of Pennsylvania. Historically,
Pennsylvania ha   d     been identified as a heavy industry state,
although that reputation has changed over the last thirty years, as the industrial composition of the Commonwealth diversified when the
coal, steel, and railroad industries began to decline.    The economic
readjustment was a direct result of a long-term shift in jobs, investments and workers away from the northeast part of the nation.
Currently    , the major sources of growth in the Commonwealth are in
the service sector, including trade, medical and health services, education, and financial institutions.
The funds differ primarily with respect to the level of income provided and the stability of their share price. The money market fund seeks to provide income while maintaining a stable share price. The bond fund seeks to provide a higher level of income by investing in a broader range of securities. As a result, the bond fund does not seek to maintain a stable share price. In addition, since the money market fund concentrates its investments in Pennsylvania municipal securities, an investment in the money market fund may be riskier than an investment in other types of money market funds.
FMR may use various techniques to hedge a portion of a bond fund's risks, but there is no guarantee that these strategies will work as intended. When you sell your shares of a bond fund, they may be worth more or less than what you paid for them.
FMR normally invests each fund's assets according to its investment strategy. The funds do not expect to invest in federally taxable obligations, and the bond fund does not expect to invest in state taxable obligations. Each fund also reserves the right to invest without limitation in short-term instruments, to hold a substantial amount of uninvested cash, or to invest more than normally permitted in taxable obligations for temporary, defensive purposes.
SECURITIES AND INVESTMENT PRACTICES
The following pages contain more detailed information about types of instruments in which a fund may invest, strategies FMR may employ in pursuit of a fund's investment objective, and a summary of related risks. Any restrictions listed supplement those discussed earlier in this section. A complete listing of each fund's limitations and more detailed information about each fund's investments are contained in a fund's SAI. Policies and limitations are considered at the time of purchase; the sale of instruments is not required in the event of a subsequent change in circumstances.
FMR may not buy all of these instruments or use all of these techniques unless it believes that they are consistent with a fund's investment objective and policies and that doing so will help a fund achieve its goal. Fund holdings and recent investment strategies are detailed in each fund's financial reports, which are sent to shareholders twice a year. For a free SAI or financial report, call 1-800-544-8888.
DEBT SECURITIES. Bonds and other debt instruments are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable, or floating rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.
Debt securities have varying levels of sensitivity to changes in interest rates and varying degrees of credit quality. In general, bond prices rise when interest rates fall, and fall when interest rates rise. Longer-term bonds and zero coupon bonds are generally more sensitive to interest rate changes.
In addition, bond prices are also affected by the credit quality of the issuer. Investment-grade debt securities are medium- and high-quality securities. Some, however, may possess speculative characteristics, and may be more sensitive to economic changes and to changes in the financial condition of issuers.
RESTRICTIONS: The bond fund normally invests in investment-grade securities, but reserves the right to invest up to 5% of its assets in below investment-grade securities (sometimes called "junk bonds"). A security is considered to be investment-grade if it is rated investment-grade by Moody's Investors Service (Moody's), Standard &
Poor's (S&P), Duff & Phelps Credit Rating Co., or Fitch    IBCA,
Inc.,     or is unrated but judged to be of equivalent quality by FMR.
The fund may not invest in securities judged by FMR to be of equivalent quality to those rated lower than B by Moody's or S&P. MONEY MARKET SECURITIES are high-quality, short-term instruments issued by municipalities, local and state governments, and other entities. These securities may carry fixed, variable, or floating
interest rates.    M    oney market securities    may be structured or
may     employ a trust or similar structure        so that they are
eligible investments for money market funds. If the structure does not perform as intended, adverse tax or investment consequences may result.
CREDIT AND LIQUIDITY SUPPORT. Issuers may employ various forms of credit and liquidity enhancement, including letters of credit, guarantees, puts and demand features, and insurance, provided by foreign or domestic entities such as banks and other financial institutions. These arrangements expose a fund to the credit risk of the entity providing the credit or liquidity support. Changes in the credit quality of the provider could affect the value of the security and a fund's share price. In addition, in the case of foreign providers of credit or liquidity support, extensive public information about the provider may not be available, and unfavorable political, economic, or governmental developments could affect its ability to honor its commitment.
MUNICIPAL SECURITIES are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, or financing for specific projects or public facilities. They may be fully or partially backed by the local government, or by the credit of a private issuer or the current or anticipated revenues from specific projects or assets. Because many municipal securities are issued to finance similar types of projects, especially those relating to education, health care, housing, transportation, and utilities, the municipal markets can be affected by conditions in those sectors. In addition, all municipal securities may be affected by uncertainties regarding their tax status, legislative changes, or rights of municipal securities holders. A municipal security may be owned directly or through a participation interest.
STATE MUNICIPAL SECURITIES include municipal obligations issued by the state of Pennsylvania or its counties, municipalities, authorities, or other subdivisions. The ability of issuers to repay their debt can be affected by many factors that impact the economic vitality of either the state or a region within the state.
Other state municipal securities include obligations of the U.S. territories and possessions such as Guam, the Virgin Islands, Puerto Rico, and their political subdivisions and public corporations. The economy of Puerto Rico is closely linked to the U.S. economy, and will be affected by the strength of the U.S. dollar, interest rates, the price stability of oil imports, and the continued existence of favorable tax incentives.
ASSET-BACKED SECURITIES include interests in pools of purchase contracts, financing leases, or sales agreements entered into by municipalities. The value of these securities depends on many factors, including changes in interest rates, the availability of information concerning the pool and its structure, the credit quality of the underlying assets, the market's perception of the servicer of the pool, and any credit enhancement provided. In addition, these securities may be subject to prepayment risk.
VARIABLE AND FLOATING RATE SECURITIES    have interest rates that are
periodically adjusted either at specific intervals or whenever a benchmark rate changes. Inverse floaters have interest rates that move in the opposite direction from a benchmark, often making the security's market value more volatile.
MUNICIPAL LEASE OBLIGATIONS are used by municipalities to acquire land, equipment, or facilities. If the municipality stops making payments or transfers its obligations to a private entity, the obligation could lose value or become taxable.
PUT FEATURES entitle the holder to put (sell back) a security to the issuer or another party. In exchange for this benefit, a fund may accept a lower interest rate. The credit quality of the investment may be affected by the creditworthiness of the put provider. Demand features, standby commitments, and tender options are types of put features.
PRIVATE ENTITIES may be involved in some municipal securities. For example, industrial revenue bonds are backed by private entities, and resource recovery bonds often involve private corporations. The viability of a project or tax incentives could affect the value and credit quality of these securities.
ADJUSTING INVESTMENT EXPOSURE. A fund can use various techniques to increase or decrease its exposure to changing security prices, interest rates, or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling options and futures contracts, and purchasing indexed securities.
FMR can use these practices to adjust the risk and return characteristics of a fund's portfolio of investments. If FMR judges market conditions incorrectly or employs a strategy that does not correlate well with a fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.
ILLIQUID AND RESTRICTED SECURITIES. Some investments may be determined by FMR, under the supervision of the Board of Trustees, to be illiquid, which means that they may be difficult to sell promptly at an acceptable price. The sale of some illiquid securities and some other securities may be subject to legal restrictions. Difficulty in selling securities may result in a loss or may be costly to a fund.
RESTRICTIONS: A fund may not purchase a security if, as a result, more than 10% of its assets would be invested in illiquid securities. WHEN-ISSUED AND FORWARD PURCHASE OR SALE TRANSACTIONS are trading practices in which payment and delivery for the security take place at a later date than is customary for that type of security. The market value of the security could change during this period.
CASH MANAGEMENT. A fund may invest in money market securities and in a money market fund available only to funds and accounts managed by FMR or its affiliates, whose goal is to seek a high level of current income exempt from federal income tax while maintaining a stable $1.00 share price. A major change in interest rates or a default on the money market fund's investments could cause its share price to change.
RESTRICTIONS: Spartan Pennsylvania Municipal Income does not currently intend to invest in a money market fund.
DIVERSIFICATION. Diversifying a fund's investment portfolio can reduce the risks of investing. This may include limiting the amount of money invested in any one issuer or, on a broader scale, in any one industry or type of project. Economic, business, or political changes can affect all securities of a similar type. A fund that is not diversified may be more sensitive to changes in the market value of a single issuer or industry.
RESTRICTIONS: Each fund is considered non-diversified. Generally, to meet federal tax requirements at the close of each quarter, each fund does not invest more than 25% of its total assets in any one issuer and, with respect to 50% of total assets, does not invest more than 5% of its total assets in any issuer. These limitations do not apply to U.S. Government securities or to securities of other investment companies. Each fund may invest more than 25% of its total assets in
tax-free securities that finance similar types of pr   ojects.
BORROWING.    Each fund may borrow from banks or from other funds
advised by FMR, or through reverse     repurchase agreements. If a
fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.
RESTRICTIONS: Each fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 331/3% of its total assets. FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS
Some of the policies and restrictions discussed on the preceding pages are fundamental, that is, subject to change only by shareholder approval. The following paragraphs restate all those that are fundamental. All policies stated throughout this prospectus, other than those identified in the following paragraphs, can be changed without shareholder approval.
SPARTAN PENNSYLVANIA MUNICIPAL MONEY MARKET seeks as high a level of current income, exempt from federal income tax and Pennsylvania personal income tax, as is consistent with preservation of capital. The fund will normally invest so that at least 80% of its income distributions are exempt from federal income tax.
SPARTAN PENNSYLVANIA MUNICIPAL INCOME seeks as high a level of current income, exempt from federal income tax and Pennsylvania personal income tax, as is consistent with its investment characteristics. The fund will normally invest so that at least 80% of its income is exempt from federal and Pennsylvania income taxes. FMR anticipates that the fund ordinarily will be fully invested in obligations whose interest is exempt from federal income tax and Pennsylvania personal income tax. The fund invests primarily in municipal bonds judged by FMR to be of investment-grade quality, although it may invest up to one-third of its assets in lower quality bonds. The fund may not purchase bonds that are judged by FMR to be of equivalent quality to those rated lower than B.
Each fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 331/3% of its total assets.
BREAKDOWN OF EXPENSES
Like all mutual funds, the funds pay fees related to their daily operations. Expenses paid out of a fund's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.
Each fund pays a MANAGEMENT FEE to FMR for managing its investments and business affairs. FMR in turn pays fees to an affiliate who provides assistance with these services for the money market fund.
FMR may, from time to time, agree to reimburse the funds for management fees above a specified limit. FMR retains the ability to be repaid by a fund if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be terminated at any time without notice, can decrease a fund's expenses and boost its performance.
MANAGEMENT FEE
Each fund's management fee is calculated and paid to FMR every month. FMR pays all of the other expenses of each fund with limited exceptions. Spartan Pennsylvania Municipal Money Market's and Spartan
Pennsylvania Municipal Income's annual management fee rate   s     are
0.50% and 0.55% of their average net assets, respectively.
FI   MM is Spa    rtan Pennsylvania Municipal Money Market's
sub-adviser and has primary responsibility for managing its investments. FMR is responsible for providing other management
services. FMR pays F   IMM     50% of its management fee (before
expense reimbursements) for F   IMM's      services. FMR paid F   MR
Texas Inc. (FMR Texas), the predecessor company to FIMM,     a fee
equal to    0.25    % of Spartan Pennsylvania Municipal Money Market's
average net assets for the fiscal    year e    nded December 31, 1997.
   Beginning January 1, 1999, FIMM will have primary responsibility for managing Spartan Pennsylvania Municipal Income's investments. FMR will pay FIMM 50% of its management fee (before expense reimbursements) for FIMM's services.
UMB is the transfer and service agent for the funds. UMB has entered into sub-agreements with FSC under which FSC performs transfer agency, dividend disbursing, shareholder servicing, and accounting functions for the funds. These services include processing shareholder transactions, valuing each fund's investments, and calculating each fund's share price and dividends. FMR, not the funds, pays for these services.
Under the terms of the sub-agreements, FSC receives all related fees paid to UMB on behalf of each fund.
Each fund also pays other expenses, such as brokerage fees and commissions, interest on borrowings, taxes, and the compensation of trustees who are not affiliated with Fidelity.
To offset shareholder service costs, FMR or its affiliates also collect Spartan Pennsylvania Municipal Money Market's $5.00 exchange fee, $5.00 account closeout fee, $5.00 fee for wire purchases and redemptions, and, the $2.00 checkwriting charge.
Each fund has adopted a DISTRIBUTION AND SERVICE PLAN. Each plan recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with the distribution of fund shares. FMR directly, or through FDC, may make payments to third parties, such as banks or broker-dealers, that engage in the sale of, or provide shareholder support services for, the fund's shares.
Currently, the Board of Trustees of each    fund has authorized
suc    h payments.
For the fiscal year ended December 31, 1   997, the portfolio
turnover rate for the bond fund was    26    %. This rate varies from
year to year.
YOUR ACCOUNT


DOING BUSINESS WITH FIDELITY
Fidelity Investments was established in 1946 to manage one of America's first mutual funds. Today, Fidelity is the largest mutual fund company in the country, and is known as an innovative provider of high-quality financial services to individuals and institutions.
In addition to its mutual fund business, the company operates one of America's leading discount brokerage firms, Fidelity Brokerage Services, Inc. (FBSI). Fidelity is also a leader in providing tax-sheltered retirement plans for individuals investing on their own or through their employer.
Fidelity is committed to providing investors with practical information to make investment decisions. Based in Boston, Fidelity provides customers with complete service 24 hours a day, 365 days a year, through a network of telephone service centers around the country.
To reach Fidelity for general information, call these numbers:
(small solid bullet) For mutual funds, 1-800-544-8888
(small solid bullet) For brokerage, 1-800-544-7272
If you would prefer to speak with a representative in person, Fidelity has over 80 walk-in Investor Centers across the country.
TYPES OF ACCOUNTS
You may set up an account directly in a fund or, if you own or intend to purchase individual securities as part of your total investment portfolio, you may consider investing in a fund through a brokerage account.
You may purchase or sell shares of the funds through an investment professional, including a broker, who may charge you a transaction fee for this service. If you invest through FBSI, another financial institution, or an investment professional, read their program materials for any special provisions, additional service features or fees that may apply to your investment in a fund. Certain features of the fund, such as the minimum initial or subsequent investment amounts, may be modified.
The different ways to set up (register) your account with Fidelity are listed in the table that follows.
WAYS TO SET UP YOUR ACCOUNT
INDIVIDUAL OR JOINT TENANT
FOR YOUR GENERAL INVESTMENT NEEDS
Individual accounts are owned by one person. Joint accounts can have two or more owners (tenants).
GIFTS OR TRANSFERS TO A MINOR (UGMA, UTMA)
TO INVEST FOR A CHILD'S EDUCATION OR OTHER FUTURE NEEDS
These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $10,000 a year per child without paying federal gift tax. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act
(UGMA) or the Uniform Transfers to Minors Act (UTMA).
TRUST
FOR MONEY BEING INVESTED BY A TRUST
The trust must be established before an account can be opened. BUSINESS OR ORGANIZATION
FOR INVESTMENT NEEDS OF CORPORATIONS, ASSOCIATIONS, PARTNERSHIPS, OR
OTHER GROUPS
Requires a special application.
HOW TO BUY SHARES
THE PRICE TO BUY ONE SHARE of each fund is the fund's net asset value per share (NAV). The money market fund is managed to keep its NAV stable at $1.00. Each fund's shares are sold without a sales charge. Your shares will be purchased at the next NAV calculated after your
investment is received    in proper form    . Each fund's NAV is
normally calculated each business day at 4:00 p.m. Eastern time.
   Each fund reserves the right to reject any specific purchase order, including certain purchases by exchange. See "Exchange Restrictions" on page . Purchase orders may be refused if, in FMR's opinion, they would disrupt management of a fund.
IF YOU ARE NEW TO FIDELITY, complete and sign an account application and mail it along with your check. You may also open your account in person or by wire as described on page . If there is no application accompanying this prospectus, call 1-800-544-8888.
IF YOU ALREADY HAVE MONEY INVESTED IN A FIDELITY FUND, you can:
(small solid bullet) Mail in an application with a check, or
(small solid bullet) Open your account by exchanging from another
Fidelity fund.
If you buy shares by check or Fidelity Money Line(registered trademark), and then sell those shares by any method other than by exchange to another Fidelity fund, the payment may be delayed for up to seven business days to ensure that your previous investment has cleared.
 MINIMUM INVESTMENTS
TO OPEN AN ACCOUNT  $10,000
For Spart   an PA Mun    i Money Market $25,000
TO ADD TO AN ACCOUNT  $1,000
Through regular investment plans* $500
MINIMUM BALANCE $5,000
   For Spa    rtan PA Muni Money Market $10,000
*FOR MORE INFORMATION ABOUT REGULAR INVESTMENT PLANS, PLEASE REFER TO
"INVESTOR SERVICES," PAGE        .
These minimums may vary for investments through Fidelity Portfolio Advisory Services. Refer to the program materials for details.

                                       TO OPEN                                TO ADD TO
                                       AN                                     AN
                                       ACCOUNT                                ACCOUNT

Phone 1-800-544-7777 (phone_graphic)   (small solid bullet) Exchange from     (small solid bullet) Exchange
                                       another Fidelity                       from another
                                       fund account                           Fidelity fund
                                       with the same                          account with
                                       registration,                          the same
                                       including name,                        registration,
                                       address, and                           including
                                       taxpayer ID                            name,
                                       number.                                address, and
                                                                              taxpayer ID
                                                                              number.
                                                                              (small solid bullet) Use Fidelity
                                                                              Money Line
                                                                              to transfer
                                                                              from your
                                                                              bank
                                                                              account. Call
                                                                              before your
                                                                              first use to
                                                                              verify that
                                                                              this service is
                                                                              in place on
                                                                              your account.
                                                                              Maximum
                                                                              Money Line:
                                                                              up to
                                                                              $100,000.

Mail (mail_graphic)                    (small solid bullet) Complete and      (small solid bullet) Make your
                                       sign the                               check payable
                                       application.                           to the
                                       Make your                              complete
                                       check payable                          name of the
                                       to the complete                        fund. Indicate
                                       name of the                            your fund
                                       fund. Mail to                          account
                                       the address                            number on
                                       indicated on the                       your check
                                       application.                           and mail to
                                                                              the address
                                                                              printed on
                                                                              your account
                                                                              statement.
                                                                              (small solid bullet) Exchange by
                                                                              mail: call
                                                                              1-800-544-66
                                                                              66 for
                                                                              instructions.

In Person (hand_graphic)               (small solid bullet) Bring your        (small solid bullet) Bring your
                                       application and                        check to a
                                       check to a                             Fidelity
                                       Fidelity Investor                      Investor
                                       Center. Call                           Center. Call
                                       1-800-544-97                           1-800-544-97
                                       97 for the                             97 for the
                                       center nearest                         center nearest
                                       you.                                   you.

Automatically (automatic_graphic)      (small solid bullet) Not available.    (small solid bullet) Use Fidelity
                                                                              Automatic
                                                                              Account
                                                                              Builder. Sign
                                                                              up for this
                                                                              service when
                                                                              opening your
                                                                              account, or
                                                                              call
                                                                              1-800-544-6
                                                                              666 to add
                                                                              it.

Wire (wire_graphic)                    (small solid bullet) There may be a    (small solid bullet) There may be
                                       $5.00 fee for                          a $5.00 fee
                                       each wire                              for each wire
                                       purchase.                              purchase.
                                       (small solid bullet) Call              (small solid bullet) Wire to:
                                       1-800-544-77                           Bankers Trust
                                       77 to set up                           Company,
                                       your account                           Bank Routing
                                       and to arrange                         #02100103
                                       a wire                                 3,
                                       transaction.                           Account
                                       (small solid bullet) Wire within 24    #00163053.
                                       hours to:                              Specify the
                                       Bankers Trust                          complete
                                       Company,                               name of the
                                       Bank Routing                           fund and
                                       #021001033,                            include your
                                       Account                                account
                                       #00163053.                             number and
                                       Specify the                            your name.
                                       complete name
                                       of the fund and
                                       include your
                                       new account
                                       number and
                                       your name.



(tdd_graphic) TDD - Service for the Deaf and Hearing Impaired: 1-800-544-0118


HOW TO SELL SHARES
You can arrange to take money out of your fund account at any time by selling (redeeming) some or all of your shares.
THE PRICE TO SELL ONE SHARE of Spartan Pennsylvania Municipal Money Market is the fund's NAV. The PRICE TO SELL ONE SHARE of Spartan Pennsylvania Municipal Income is the fund's NAV minus the short-term trading fee, if applicable. If you sell shares of Spartan Pennsylvania Municipal Income after holding them less than 180 days, the fund will deduct a short-term trading fee equal to 0.50% of the value of those shares.
Your shares will be sold at the next NAV calculated after your order
is received    in proper form    , minus the short-term trading fee,
if applicable. Each fund's NAV is normally calculated each business day at 4:00 p.m. Eastern time.
IF YOU ARE SELLING SOME BUT NOT ALL OF YOUR SHARES, leave at least $5,000 worth of shares in the account ($10,000 for the money market fund) to keep it open.
TO SELL SHARES BY BANK WIRE OR FIDELITY MONEY LINE, you will need to sign up for these services in advance.
CERTAIN REQUESTS MUST INCLUDE A SIGNATURE GUARANTEE. It is designed to protect you and Fidelity from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:
(small solid bullet) You wish to redeem more than $100,000 worth of shares,
(small solid bullet) Your account registration has changed within the last 30 days,
(small solid bullet) The check is being mailed to a different address than the one on your account (record address),
(small solid bullet) The check is being made payable to someone other than the account owner, or
(small solid bullet) The redemption proceeds are being transferred to a Fidelity account with a different registration.
You should be able to obtain a signature guarantee from a bank, broker (including Fidelity Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.
SELLING SHARES IN WRITING
Write a "letter of instruction" with:
(small solid bullet) Your name,
(small solid bullet) The fund's name,
(small solid bullet) Your fund account number,
(small solid bullet) The dollar amount or number of shares to be redeemed, and
(small solid bullet) Any other applicable requirements listed in the table that follows.
Unless otherwise instructed, Fidelity will send a check to the record address. Deliver your letter to a Fidelity Investor Center, or mail it to:
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
CHECKWRITING
If you have a checkbook for your account in Spartan Pennsylvania Municipal Money Market you may write an unlimited number of checks. Do not, however, try to close out your account by check.
      ACCOUNT TYPE   SPECIAL REQUIREMENTS


IF YOU SELL SHARES OF SPARTAN PENNSYLVANIA MUNICIPAL INCOME AFTER HOLDING THEM LESS THAN
180 DAYS, THE FUND WILL DEDUCT A SHORT-TERM TRADING FEE EQUAL TO 0.50% OF THE VALUE OF
THOSE SHARES.



FOR SPARTAN PENNSYLVANIA MUNICIPAL MONEY MARKET IF YOUR ACCOUNT BALANCE IS LESS THAN
$50,000, THERE ARE FEES FOR INDIVIDUAL REDEMPTION TRANSACTIONS: $2.00 FOR EACH CHECK YOU
WRITE AND $5.00 FOR EACH EXCHANGE, BANK WIRE, AND ACCOUNT CLOSEOUT.



Phone 1-800-544-777 (phone_graphic)              All account types    (small solid bullet) Maximum
                                                                      check request:
                                                                      $100,000.
                                                                      (small solid bullet) For Money
                                                                      Line transfers
                                                                      to your bank
                                                                      account;
                                                                      minimum:
                                                                      $10;
                                                                      maximum: up
                                                                      to $100,000.
                                                                      (small solid bullet) You may
                                                                      exchange to
                                                                      other Fidelity
                                                                      funds if both
                                                                      accounts are
                                                                      registered with
                                                                      the same
                                                                      name(s),
                                                                      address, and
                                                                      taxpayer ID
                                                                      number.

Mail or in Person (mail_graphic)(hand_graphic)   Individual, Joint    (small solid bullet) The letter of
                                                 Tenant,              instruction
                                                 Sole Proprietorshi   must be
                                                 p, UGMA, UTMA        signed by all
                                                 Trust                persons
                                                                      required to
                                                                      sign for
                                                                      transactions,
                                                 Business or          exactly as
                                                 Organization         their names
                                                                      appear on the
                                                                      account.
                                                                      (small solid bullet) The trustee
                                                                      must sign the
                                                 Executor,            letter indicating
                                                 Administrator,       capacity as
                                                 Conservator,         trustee. If the
                                                 Guardian             trustee's name
                                                                      is not in the
                                                                      account
                                                                      registration,
                                                                      provide a copy
                                                                      of the trust
                                                                      document
                                                                      certified within
                                                                      the last 60
                                                                      days.
                                                                      (small solid bullet) At least one
                                                                      person
                                                                      authorized by
                                                                      corporate
                                                                      resolution to
                                                                      act on the
                                                                      account must
                                                                      sign the letter.
                                                                      (small solid bullet) Include a
                                                                      corporate
                                                                      resolution with
                                                                      corporate seal
                                                                      or a signature
                                                                      guarantee.
                                                                      (small solid bullet) Call
                                                                      1-800-544-66
                                                                      66 for
                                                                      instructions.

Wire (wire_graphic)                              All account types    (small solid bullet) You must sign
                                                                      up for the wire
                                                                      feature before
                                                                      using it. To
                                                                      verify that it is
                                                                      in place, call
                                                                      1-800-544-66
                                                                      66. Minimum
                                                                      wire: $5,000.
                                                                      (small solid bullet) Your wire
                                                                      redemption
                                                                      request must
                                                                      be received    in
                                                                         proper form     by
                                                                      Fidelity before
                                                                      4:00 p.m.
                                                                      Eastern time
                                                                      for money to
                                                                      be wired on
                                                                      the next
                                                                      business day.

Check (check_graphic)                            All account types    (small solid bullet) Minimum
                                                                      check:
                                                                         $1,00    0.
                                                                      (small solid bullet) All account
                                                                      owners must
                                                                      sign a
                                                                      signature card
                                                                      to receive a
                                                                      checkbook.



(tdd_graphic) TDD - Service for the Deaf and Hearing Impaired: 1-800-544-0118




INVESTOR SERVICES
Fidelity provides a variety of services to help you manage your account.
INFORMATION SERVICES
FIDELITY'S TELEPHONE REPRESENTATIVES are available 24 hours a day, 365 days a year. Whenever you call, you can speak with someone equipped to provide the information or service you need.
24-HOUR SERVICE
ACCOUNT ASSISTANCE
1-800-544-6666
ACCOUNT TRANSACTIONS
1-800-544-7777
PRODUCT INFORMATION
1-800-544-8888
RETIREMENT ACCOUNT ASSISTANCE
1-800-544-4774
TOUCHTONE XPRESSSM
1-800-544-5555
 AUTOMATED SERVICE
(checkmark)
STATEMENTS AND REPORTS that Fidelity sends to you include the following:
(small solid bullet) Confirmation statements (after every transaction, except reinvestments, that affects your account balance or your account registration)
(small solid bullet) Account statements (quarterly)
(small solid bullet) Financial reports (every six months)
To reduce expenses, only one copy of most financial reports and prospectuses will be mailed to your household, even if you have more than one account in the fund. Call 1-800-544-6666 if you need copies of financial reports, prospectuses, or historical account information. TRANSACTION SERVICES
EXCHANGE PRIVILEGE. You may sell your fund shares and buy shares of other Fidelity funds by telephone or in writing. You may pay a $5.00 fee for each exchange out of Spartan Pennsylvania Municipal Money Market, unless you place your transaction through Fidelity's automated exchange services.
Note that exchanges out of a fund are limited to four per calendar year, and that they may have tax consequences for you. For details on policies and restrictions governing exchanges, including circumstances under which a shareholder's exchange privilege may be suspended or revoked, see page .
SYSTEMATIC WITHDRAWAL PLANS let you set up periodic redemptions from your account.
FIDELITY MONEY LINE(registered trademark) enables you to transfer money by phone between your bank account and your fund account. Most transfers are complete within three business days of your call. REGULAR INVESTMENT PLANS
One easy way to pursue your financial goals is to invest money regularly. Fidelity offers convenient services that let you transfer money into your fund account, or between fund accounts, automatically. While regular investment plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for a home, educational expenses, and other long-term financial goals.
REGULAR INVESTMENT PLANS
FIDELITY AUTOMATIC ACCOUNT BUILDERSM
TO MOVE MONEY FROM YOUR BANK ACCOUNT TO A FIDELITY FUND

MINIMUM   FREQUENCY              SETTING UP OR CHANGING
$500      MONTHLY OR QUARTERLY   (SMALL SOLID BULLET) FOR A NEW ACCOUNT, COMPLETE THE APPROPRIATE SECTION ON THE FUND
                                 APPLICATION.
                                 (SMALL SOLID BULLET) FOR EXISTING ACCOUNTS, CALL 1-800-544-6666 FOR AN APPLICATION.
                                 (SMALL SOLID BULLET) TO CHANGE THE AMOUNT OR FREQUENCY OF YOUR INVESTMENT, CALL
                                 1-800-544-6666 AT LEAST THREE BUSINESS DAYS PRIOR TO YOUR NEXT
                                 SCHEDULED INVESTMENT DATE.


DIRECT DEPOSIT
TO SEND ALL OR A PORTION OF YOUR PAYCHECK OR GOVERNMENT CHECK TO A
FIDELITY FUNDA

MINIMUM   FREQUENCY          SETTING UP OR CHANGING
$500      EVERY PAY PERIOD   (SMALL SOLID BULLET) CHECK THE APPROPRIATE BOX ON THE FUND APPLICATION, OR CALL
                             1-800-544-6666 FOR AN AUTHORIZATION FORM.
                             (SMALL SOLID BULLET) CHANGES REQUIRE A NEW AUTHORIZATION FORM.


FIDELITY AUTOMATIC EXCHANGE SERVICE
TO MOVE MONEY FROM A FIDELITY MONEY MARKET FUND TO ANOTHER FIDELITY
FUND

MINIMUM   FREQUENCY                SETTING UP OR CHANGING
$500      Monthly, bimonthly,      (small solid bullet) To establish, call 1-800-544-6666 after both accounts are
          quarterly, or annually   opened.
                                   (small solid bullet) To change the amount or frequency of your investment, call
                                   1-800-544-6666.


A BECAUSE BOND FUND SHARE PRICES FLUCTUATE, THAT FUND MAY NOT BE AN APPROPRIATE CHOICE FOR DIRECT DEPOSIT OF YOUR ENTIRE CHECK.
   SHAREHOLDER AND ACCOUNT POLICIES


DIVIDENDS, CAPITAL GAINS, AND TAXES
Each fund distributes substantially all of its net investment income and capital gains, if any, to shareholders each year. Income dividends are declared daily and paid monthly. Capital gains earned by the bond fund are normally distributed in February and December.
DISTRIBUTION OPTIONS
When you open an account, specify on your application how you want to receive your distributions. If the option you prefer is not listed on the application, call 1-800-544-6666 for instructions. The bond fund offers four options, and the money market fund offers three options.
1. REINVESTMENT OPTION. Your dividend and capital gain distributions, if any, will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.
2. INCOME-EARNED OPTION. (bond fund only) Your capital gain distributions, if any, will be automatically reinvested, but you will be sent a check for each dividend distribution.
3. CASH OPTION. You will be sent a check for your dividend and capital gain distributions, if any.
4. DIRECTED DIVIDENDS(registered trademark) OPTION. Your dividend and capital gain distributions, if any, will be automatically invested in another identically registered Fidelity fund.
Dividends will be reinvested at the fund's NAV on the last day of the month. Capital gain distributions, if any, will be reinvested at the NAV as of the date the fund deducts the distribution from its NAV. The mailing of distribution checks will begin within seven days, or longer for a December ex-dividend date.
UNDERSTANDING
DISTRIBUTIONS
AS A FUND SHAREHOLDER, YOU ARE
ENTITLED TO YOUR SHARE OF THE
FUND'S NET INCOME AND GAINS
ON ITS INVESTMENTS. THE FUND
PASSES ITS EARNINGS ALONG TO ITS
INVESTORS AS DISTRIBUTIONS.
EACH FUND EARNS INTEREST FROM
ITS INVESTMENTS. THESE ARE
PASSED ALONG AS DIVIDEND
DISTRIBUTIONS. THE FUND MAY
REALIZE CAPITAL GAINS IF IT SELLS
SECURITIES FOR A HIGHER PRICE
THAN IT PAID FOR THEM. THESE
ARE PASSED ALONG AS CAPITAL
GAIN DISTRIBUTIONS. MONEY
MARKET FUNDS USUALLY DON'T
MAKE CAPITAL GAIN DISTRIBUTIONS.
(CHECKMARK)
TAXES
As with any investment, you should consider how an investment in a tax-free fund could affect you. Below are some of the funds' tax implications.
TAXES ON DISTRIBUTIONS. Interest income that a fund earns is distributed to shareholders as income dividends. Interest that is federally tax-free remains tax-free when it is distributed.
However, gain on the sale of tax-free bonds results in taxable distributions. Short-term capital gains and a portion of the gain on bonds purchased at a discount are distributed as dividends and taxed as ordinary income. Capital gain distributions are taxed as long-term capital gains. These distributions are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in December and paid in January are taxable as if they were paid on December 31. Fidelity will send you a statement showing the tax status of distributions and will report to the IRS the amount of any taxable distributions paid to you in the previous year.
The interest from some municipal securities is subject to the federal alternative minimum tax. Each fund may invest up to 100% of its assets in these securities. Individuals who are subject to the tax must report this interest on their tax returns.
To the extent that a fund's distributions are derived from interest on Pennsylvania state tax-free securities, they will be free from the Pennsylvania personal income tax. Capital gain distributions from the funds will be fully taxable for purposes of the Pennsylvania personal income tax. Distributions from the fund will also be exempt from the Philadelphia School District investment income tax for individuals who are residents of the City of Philadelphia to the extent that such distributions are derived from interest on Pennsylvania state tax-free securities, or to the extent that such distributions are designated as capital gain dividends for federal income tax purposes. Investments in the funds will be free from the Pennsylvania county personal property taxes to the extent that the funds' assets are comprised of Pennsylvania state tax-free securities (or certain other qualifying tax-free securities) on the an annual assessment date.
During the fiscal year ended December 31, 1997,    100    % of each
fund's income dividends was free from federal income tax, and
   99.99    % an   d 100    % were free from Pennsylvania personal
income taxes for Spartan Pennsylvania Municipal Money Market and
Spartan Pennsylvania Municipal Income, respectively.    59.09    % of
Spartan Pennsylvania Municipal Money Market's and    9.09    % of
Spartan Pennsylvania Municipal Income's income dividends were subject to the federal alternative minimum tax.
TAXES ON TRANSACTIONS. Your bond fund redemptions - including exchanges to other Fidelity funds - are subject to capital gains tax. A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them.
Whenever you sell shares of a fund, Fidelity will send you a confirmation statement showing how many shares you sold and at what price. You will also receive a consolidated transaction statement every January. However, it is up to you or your tax preparer to determine whether this sale resulted in a capital gain and, if so, the amount of tax to be paid. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains.
"BUYING A DIVIDEND." If you buy shares when a fund has realized but not yet distributed income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution.
TRANSACTION DETAILS
THE FUNDS ARE OPEN FOR BUSINESS each day the New York Stock Exchange
(NYSE) is open. FSC normally calculates each fund's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time.
EACH FUND'S NAV is the value of a single share. The NAV is computed by adding the value of the fund's investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.
The money market fund's assets are valued on the basis of amortized cost. This method minimizes the effect of changes in a security's market value and helps the money market fund to maintain a stable $1.00 share price.
For the bond fund, assets are valued primarily on the basis of information furnished by a pricing service or market quotations, if available, or by another method that the Board of Trustees believes accurately reflects fair value.
WHEN YOU SIGN YOUR ACCOUNT APPLICATION, you will be asked to certify that your social security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require a fund to withhold 31% of your taxable distributions and redemptions.
YOU MAY INITIATE MANY TRANSACTIONS BY TELEPHONE OR ELECTRONICALLY. Fidelity will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to redeem and exchange by telephone, call Fidelity for instructions.
IF YOU ARE UNABLE TO REACH FIDELITY BY PHONE (for example, during periods of unusual market activity), consider placing your order by mail or by visiting a Fidelity Investor Center.
EACH FUND RESERVES THE RIGHT to suspend the offering of shares for a period of time.
WHEN YOU PLACE AN ORDER TO BUY SHARES, your shares will be purchased
at the next NAV calculated after your investment is received    in
proper form.     Note the following:
(small solid bullet) All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.
(small solid bullet) Fidelity does not accept cash.
(small solid bullet) When making a purchase with more than one check, each check must have a value of at least $50.
(small solid bullet) Each fund reserves the right to limit the number of checks processed at one time.
(small solid bullet) If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees a fund or its transfer agent has incurred.
(small solid bullet) You begin to earn dividends as of the first business day following the day of your purchase.
TO AVOID THE COLLECTION PERIOD associated with check and Money Line purchases, consider buying shares by bank wire, U.S. Postal money order, U.S. Treasury check, Federal Reserve check, or direct deposit instead.
CERTAIN FINANCIAL INSTITUTIONS that have entered into sales agreements with FDC may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when a fund is priced on the following business day. If payment is not received by that time, the financial institution could be held liable for resulting fees or losses.
WHEN YOU PLACE AN ORDER TO SELL SHARES, your shares will be sold at
the next NAV calculated after your order is received    in proper
form    , minus the short-term trading fee, if applicable. Note the following:
(small solid bullet) Normally, redemption proceeds will be mailed to you on the next business day, but if making immediate payment could adversely affect a fund, it may take up to seven days to pay you. (small solid bullet) Shares will earn dividends through the date of redemption; however, shares redeemed on a Friday or prior to a holiday will continue to earn dividends until the next business day.
(small solid bullet) Fidelity Money Line redemptions generally will be credited to your bank account on the second or third business day after your phone call.
(small solid bullet) Each fund may hold payment on redemptions until it is reasonably satisfied that investments made by check or Fidelity Money Line have been collected, which can take up to seven business days.
(small solid bullet) Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC. (small solid bullet) If you sell shares by writing a check and the amount of the check is greater than the value of your account, your check will be returned to you and you may be subject to additional charges.
A SHORT-TERM TRADING FEE of 0.50% will be deducted from the redemption amount if you sell your shares of Spartan Pennsylvania Municipal Income after holding them less than 180 days. This fee is paid to the fund rather than Fidelity, and is designed to offset the brokerage commissions, market impact, and other costs associated with fluctuations in fund asset levels and cash flow caused by short-term shareholder trading.
The short-term trading fee, if applicable, is charged on exchanges out of Spartan Pennsylvania Municipal Income. If you bought shares on different days, the shares you held longest will be redeemed first for purposes of determining whether the short-term trading fee applies. The short-term trading fee does not apply to shares that were acquired through reinvestment of distributions.
THE FEES FOR INDIVIDUAL TRANSACTIONS (except the short-term trading fee) are waived if your account balance at the time of the transaction is $50,000 or more. Otherwise, you should note the following:
(small solid bullet) The $2.00 checkwriting charge will be deducted from your account.
(small solid bullet) The $5.00 exchange fee will be deducted from the amount of your exchange.
(small solid bullet) The $5.00 wire fee will be deducted from the amount of your wire.
(small solid bullet) The $5.00 account closeout fee does not apply to exchanges or wires, but it will apply to checkwriting.
FIDELITY RESERVES THE RIGHT TO DEDUCT AN ANNUAL MAINTENANCE FEE of $12.00 from accounts with a value of less than $2,500, subject to an annual maximum charge of $24.00 per shareholder. It is expected that accounts will be valued on the second Friday in November of each year. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to the transfer agent, is designed to offset in part the relatively higher costs of servicing smaller accounts. This fee will not be deducted from Fidelity brokerage accounts, retirement accounts (except non-prototype retirement accounts), accounts using regular investment plans, or if total assets with Fidelity exceed $30,000. Eligibility for the $30,000 waiver is determined by aggregating Fidelity accounts maintained by FSC or FBSI which are registered under the same social security number or which list the same social security number for the custodian of a Uniform Gifts/Transfers to Minors Act account.
IF YOUR ACCOUNT BALANCE FALLS BELOW $5,000, ($10,000 for Spartan Pennsylvania Municipal Money Market) you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity reserves the right to close your account and send the proceeds to you. Your shares will be redeemed at the NAV, minus the short-term trading fee, if applicable, on the day your account is closed and for Spartan Pennsylvania Municipal Money Market, the $5.00 account closeout fee will be charged.
FIDELITY MAY CHARGE A FEE FOR SPECIAL SERVICES, such as providing historical account documents, that are beyond the normal scope of its services.
FDC may, at its own expense, provide promotional incentives to qualified recipients who support the sale of shares of the funds without reimbursement from the funds. Qualified recipients are securities dealers who have sold fund shares or others, including banks and other financial institutions, under special arrangements in connection with FDC's sales activities. In some instances, these incentives may be offered only to certain institutions whose representatives provide services in connection with the sale or expected sale of significant amounts of shares.
EXCHANGE RESTRICTIONS
As a shareholder, you have the privilege of exchanging shares of a fund for shares of other Fidelity funds. However, you should note the following:
(small solid bullet) The fund you are exchanging into must be available for sale in your state.
(small solid bullet) You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number.
(small solid bullet) Before exchanging into a fund, read its prospectus.
(small solid bullet) If you exchange into a fund with a sales charge, you pay the percentage-point difference between that fund's sales charge and any sales charge you have previously paid in connection with the shares you are exchanging. For example, if you had already paid a sales charge of 2% on your shares and you exchange them into a fund with a 3% sales charge, you would pay an additional 1% sales charge.
(small solid bullet) Exchanges may have tax consequences for you. (small solid bullet) Because excessive trading can hurt fund performance and shareholders, each fund reserves the right to temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the fund per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, will be counted together for purposes of the four exchange limit.
(small solid bullet) Each fund reserves the right to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
(small solid bullet) Your exchanges may be restricted or refused if a fund receives or anticipates simultaneous orders affecting significant portions of the fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to a fund.
Although the funds will attempt to give you prior notice whenever they are reasonably able to do so, they may impose these restrictions at any time. The funds reserve the right to terminate or modify the exchange privilege in the future.
OTHER FUNDS MAY HAVE DIFFERENT EXCHANGE RESTRICTIONS, and may impose
administrative fees of up to    1.00%,     and trading fees of up to
1.50%    of the amount e    xchange   d    . Check each fund's
prospectus for details.





This prospectus is printed on recycled paper using soy-based inks. SPARTAN(registered trademark) PENNSYLVANIA MUNICIPAL MONEY MARKET FUND A FUND OF FIDELITY MUNICIPAL TRUST II
AND
SPARTAN(registered trademark) PENNSYLVANIA MUNICIPAL INCOME FUND
A FUND OF FIDELITY MUNICIPAL TRUST
STATEMENT OF ADDITIONAL INFORMATION
FEBRUARY 26, 1998
This Statement of Additional Information (SAI) is not a prospectus but should be read in conjunction with the funds' current Prospectus (dated February 26, 1998). Please retain this document for future reference. The funds' Annual Report is a separate document supplied with this SAI. To obtain a free additional copy of the Prospectus or an Annual Report, please call Fidelity at 1-800-544-8888.
TABLE OF CONTENTS                                                 PAGE



Investment Policies and Limitations

Special Considerations Regarding        Pennsylvania

Special Considerations    Regarding     Puerto Rico

Portfolio Transactions

Valuation

Performance

Additional Purchase   , Exchange     and Redemption Information

Distributions and Taxes

FMR

Trustees and Officers

Management Contracts

Distribution and Service Plans

Contracts with FMR Affiliates

Description of the Trusts

Financial Statements

Appendix

INVESTMENT ADVISER
Fidelity Management & Research Company (FMR)
INVESTMENT SUB-ADVISER
   Fidelity Investments Money Management, Inc. (FIMM)
DISTRIBUTOR
Fidelity Distributors Corporation (FDC)
TRANSFER AGENT
UMB Bank, n.a. (UMB)
and Fidelity Service Company, Inc. (FSC)
PFR-ptb-0298
INVESTMENT POLICIES AND LIMITATIONS
The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.
A fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting
securities   "     (as defined in the Investment Company Act of 1940
(1940 Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.
INVESTMENT LIMITATIONS OF SPARTAN PENNSYLVANIA MUNICIPAL MONEY MARKET
FUND
(MONEY MARKET FUND)
THE FOLLOWING ARE THE MONEY MARKET FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) issue senior securities, except as permitted under the Investment Company Act of 1940;
(2) sell securities short (except by selling futures contracts), unless it owns, or by virtue of ownership of other securities has the right to obtain, securities equivalent in kind and amount to the securities sold;
(3) purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions, and provided that the fund may make initial and variation margin payments in connection with the purchase or sale of futures contracts or of options on futures contracts;
(4) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(5) underwrite securities issued by others, except to the extent that the purchase of municipal bonds in accordance with the fund's investment objective, policies, and limitations, either directly from the issuer, or from an underwriter for an issuer, may be deemed to be underwriting;
(6) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision of any of the foregoing) if, as a result, more than 25% of the fund's total assets would be invested in securities of companies whose principal business activities are in the same industry;
(7) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(8) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments;
(9) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (but this limit does not apply to purchases of debt securities or to repurchase agreements); or
(10) invest in oil, gas or other mineral exploration or development programs.
(11) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and limitations as the fund.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, the fund currently intends to comply with certain diversification limits imposed by Subchapter M.
(ii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (4)). The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iii) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(iv) The fund does not currently intend to engage in repurchase agreements or make loans, but this limitation does not apply to purchases of debt securities.
(v) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
For purposes of limitation (i), Subchapter M generally requires the fund to invest no more than 25% of its total assets in securities of any one issuer and to invest at least 50% of its total assets so that no more than 5% of the fund's total assets are invested in securities of any one issuer. However, Subchapter M allows unlimited investments in cash, cash items, government securities (as defined in Subchapter
M) and securities of other investment companies. These tax requirements are generally applied at the end of each quarter of the fund's taxable year.
For purposes of limitations        (6)    and (i),     FMR identifies
the issuer of a security depending on its terms and conditions. In identifying the issuer, FMR will consider the entity or entities responsible for payment of interest and repayment of principal and the source of such payments; the way in which assets and revenues of an issuing political subdivision are separated from those of other political entities; and whether a governmental body is guaranteeing the security.
   With respect to limitation (iii), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.
For the fund's policies on quality and maturity, see the section
entitled "Quality and Maturity"        on page .
INVESTMENT LIMITATIONS OF SPARTAN PENNSYLVANIA MUNICIPAL INCOME FUND
(BOND FUND)
THE FOLLOWING ARE THE BOND FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) issue senior securities, except as permitted under the Investment Company Act of 1940;
(2) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(3) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(4) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision of any of the foregoing) if, as a result, more than 25% of the fund's total assets would be invested in securities of companies whose principal business activities are in the same industry;
(5) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(6) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(7) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, the fund currently intends to comply with certain diversification limits imposed by Subchapter M.
(ii) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(iii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iv) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (2)). The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(v) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(vi) The fund does not currently intend to engage in repurchase agreements or make loans, but this limitation does not apply to purchases of debt securities.
For purposes of limitation (i), Subchapter M generally requires the fund to invest no more than 25% of its total assets in securities of any one issuer and to invest at least 50% of its total assets so that no more than 5% of the fund's total assets are invested in securities of any one issuer. However, Subchapter M allows unlimited investments in cash, cash items, government securities (as defined in Subchapter
M) and securities of other investment companies. These tax requirements are generally applied at the end of each quarter of the fund's taxable year.
For purposes of limitations (4)    and (i)    , FMR identifies the
issuer of a security depending on its terms and conditions. In identifying the issuer, FMR will consider the entity or entities responsible for payment of interest and repayment of principal and the source of such payments; the way in which assets and revenues of an issuing political subdivision are separated from those of other political entities; and whether a governmental body is guaranteeing the security.
   W    ith respect to limitation (v), if through a change in values, net assets, or other circumstances, the fund were in a position
   w    here more than 10% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity. For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions"
o   n     page .
The following pages contain more detailed information about types of instruments in which a fund may invest, strategies FMR may employ in pursuit of a fund's investment objective, and a summary of related risks. FMR may not buy all of these instruments or use all of these techniques unless it believes that doing so will help the fund achieve its goal.
AFFILIATED BANK TRANSACTIONS. A fund may engage in transactions with
financial institutions that are, or may be considered to    be,
    "affiliated persons" of the fund under the 1940 Act. These transactions may involve repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.
DELAYED-DELIVERY TRANSACTIONS.    Securities may be bought and
sold     on a delayed-delivery or when-issued basis. These
transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser
until the security is delivered. The    bond     funds may receive
fees or    price concession    s for entering into delayed-delivery
transactions.
   When purchasing securities on a delayed-delivery basis, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. Because payment for the securities
is not required     until the delivery date, these risks are in
addition to the risks associated with a fund's investments. If a fund remains substantially fully invested at a time when delayed-delivery purchases are outstanding, the delayed-delivery purchases may result in a form of leverage. When delayed-delivery purchases are outstanding, a fund will set aside appropriate liquid assets in a
segregated custodial account to cover    the     purchase obligations.
When a fund has sold a security on a delayed-delivery basis, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails
to deliver or pay for the securities,    a     fund could miss a
favorable price or yield opportunity or suffer a loss.
   A fund may renegotiate a delayed delivery transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund.
FEDERALLY TAXABLE SECURITIES. Under normal conditions,    a municipal
fund does     not intend to invest in securities whose interest is
federally taxable. However, from time to time on a temporary basis,
a     municipal fund may invest a portion of its assets in
   f    ixed-income securities whose interest is subject to federal income tax.
Should a    municipa    l fund invest in federally taxable
   securities    , it would purchase securities that, in FMR's
judgment, are of    h    igh quality. These would include securities
issued or guaranteed by the U.S. Government or its agencies or instrumentalities, obligations of domestic banks, and repurchase
agreements.    A municipal     bond fund's standards for high-quality,
taxable    securitie    s are essentially the same as those described
by Moody's Investors Service, Inc. (Moody's) in rating corporate obligations within its two highest ratings of Prime-1 and Prime-2, and those described by Standard & Poor's (S&P) in rating corporate obligations within its two highest ratings of A-1 and A-2.
   A municipal money market fund will purchase taxable securities only if they meet its quality requirements.
Proposals to restrict or eliminate the federal income tax exemption
for interest on municipal    securities     are introduced before
Congress from time to time. Proposals also may be introduced before
the    Pennsylvania legislature     that would affect the state tax
treatment of    a municipal fund's     distributions. If such
proposals were enacted, the availability of municipal
   securities     and the value of    a municipal fund'    s holdings
would be affected and the Trustees would reevaluate the fund's investment objectives and policies.
FUTURES AND OPTIONS. The following    paragraphs     pertain to
futures and options: Asset Coverage for Futures and Options Positions, Combined Positions, Correlation of Price Changes, Futures Contracts, Futures Margin Payments, Limitations on Futures and Options Transactions, Liquidity of Options and Futures Contracts, OTC Options, Purchasing Put and Call Options, and Writing Put and Call Options.
ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS.    T    he funds
will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds and, if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a fund's assets could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.
COMBINED POSITIONS    involve purchasing and writing options     in
combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the
overall position. For example,    purchasing a put optio    n and
   writin    g a call option on the same underlying    instrument
would     construct a combined position whose risk and return
characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.
CORRELATION OF PRICE CHANGES. Because there are a limited number of
types of exchange-traded options and futures contracts,    it is
    likely that the standardized contracts available will not match a
fund's current or anticipated investments exactly.    A fund may
invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the
securities in which the    fund typically invests    , which involves
a risk that the options or futures position will not track the
performance of    the     fund's other investments.
Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.
FUTURES CONTRACTS.    In purchasing a futures contract, the buyer
    agrees to purchase a specified underlying instrument at a
specified future date.    In selling     a futures contract, the
seller agrees to sell a specified underlying instrument at    a
specified     future date. The price at which the purchase and sale
will take place is fixed when the    buyer and seller enter     into
the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the Bond Buyer Municipal Bond Index. Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.
The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.
FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.
LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS. The bond fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission (CFTC) and the National Futures Association, which regulate trading in the futures markets. The fund intends to comply with Rule
4.5 under the Commodity Exchange Act, which limits the extent to which the fund can commit assets to initial margin deposits and option premiums.
In addition, the bond fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.
   The     above limitations on the    bond     fund's investments in
futures contracts and options, and the fund's policies regarding futures contracts and options discussed elsewhere in this SAI, may be changed as regulatory agencies permit.
LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its options or futures positions could also be impaired.
OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (OTC) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, the
   purchaser obtains the righ    t (but not the obligation) to sell
the option's underlying instrument at a fixed strike price. In return
for this right, the    purchaser     pays the current market price for
the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of
securities prices, and futures contracts. The    purchaser     may
terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the
   purchaser     will lose the entire premium. If the option    is
exercised,     the    purchaser     completes the sale of the
underlying instrument at the strike price. A    purchaser     may also
terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.
The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss
(limited to the amount of the    premium    , plus related transaction
costs).
The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.
WRITING PUT AND CALL OPTIONS.    The writer of a put or call
option     takes the opposite side of the transaction from the
option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to
exercise it.    The writer     may seek to terminate a position in a
put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for
a put    option    , however, the    writer     must continue to be
prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to
cover its position.    When writing an option on a futures contract, a
fund will be required to make margin payments to an FCM as described above for futures contracts.
If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.
Writing a call option obligates the writer to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases. ILLIQUID INVESTMENTS are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, FMR determines the liquidity of a fund's investments and, through reports from FMR, the Board monitors investments in illiquid instruments. In determining the liquidity of a fund's investments, FMR may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and
(5) the nature of the marketplace for trades (including the ability to assign or offset the fund's rights and obligations relating to the investment).
For the money market fund, FMR may determine some restricted securities and municipal lease obligations to be illiquid.
   For the bond fund, investments currently considered by FMR to be illiquid include over-the-counter options. Also, FMR may determine some restricted securities and municipal lease obligations to be illiquid. However, with respect to over-the-counter options a fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the fund may have to close out the option before expiration.
   In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Board of Trustees. For the money market fund, illiquid investments are valued by this method for purposes of monitoring amortized cost valuation.
INDEXED SECURITIES    are instruments     whose prices are indexed to
the prices of other securities, securities indices, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Indexed securities may have principal payments as well as coupon payments that depend on the performance of one or more interest rates. Their coupon rates or principal payments may change by several percentage points for every 1% interest rate change.
The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed, and may also be influenced by interest rate changes.
   Indexed securities may be more volatile than the underlying
instruments    .    Indexed     securities are    also     subject to
the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates.
INTERFUND BORROWING AND LENDING PROGRAM. Pursuant to an exemptive
order issued by the SEC, a fund    may     lend money to, and borrow
money from, other funds advised by FMR or its affiliates;    however,
municipal funds     currently intend to participate in this program
only as    borrowers    . A fund will borrow through the program only
when the costs are equal to or lower than the costs of bank loans. Interfund borrowings normally extend overnight, but can have a maximum
duration of seven days    . Loans may be called on one day's notice. A
fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed.
INVERSE FLOATERS have variable interest rates that typically move in
the opposite direction from    movements     in prevailing short-term
interest rate levels - rising when prevailing short-term interest rates fall, and vice versa. The prices of inverse floaters can be
considerably more volatile than    the prices of     bonds with
comparable maturities.
       LOWER-QUALITY DEBT SECURITIES.    Lower-quality debt securities
have poor protection with respect to the payment of interest and repayment of principal. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.
   The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, lower-quality debt securities will be valued in accordance with procedures established by the Board of Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing high-yield debt securities than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities.
   A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.
MONEY MARKET SECURITIES are high-quality, short-term obligations. Money market securities may be structured or may employ a trust or other similar structure so that they are eligible investments for money market funds. For example, put features can be used to modify the maturity of a security or interest rate adjustment features can be used to enhance price stability. If the structure does not perform as intended, adverse tax or investment consequences may result. Neither the Internal Revenue Service (IRS) nor any other regulatory authority has ruled definitively on certain legal issues presented by structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities or the nature and timing of distributions made by the funds.
MUNICIPAL LEASES and participation interests therein may take the form of a lease, an installment purchase, or a conditional sale contract and are issued by state and local governments and authorities to acquire land or a wide variety of equipment and facilities. Generally,
   a fund will not hold these     obligations directly as a lessor of
the property, but will purchase a participation interest in a municipal obligation from a bank or other third party. A participation
interest gives the    purchaser     a specified, undivided interest in
the obligation in proportion to its purchased interest in the total
amount of the    issue    .
Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt. These may include voter referenda, interest rate limits, or public sale requirements. Leases, installment purchases, or conditional sale contracts (which normally provide for title to the leased asset to pass to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting their constitutional and statutory requirements for the issuance of debt. Many leases and contracts include "non-appropriation clauses" providing that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the appropriate legislative body on a yearly or other periodic basis. Non-appropriation clauses free the issuer from debt issuance limitations.
   MUNICIPAL     MARKET DISRUPTION RISK. The value of municipal
securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities. Any of these effects could have a significant impact on the prices of some or all of the municipal securities held by a fund, making it more difficult for a money market fund to maintain a stable net asset value per share. HEALTH CARE. The health care industry is subject to regulatory action by a number of private and governmental agencies, including federal, state, and local governmental agencies. A major source of revenues for the health care industry is payments from the Medicare and Medicaid programs. As a result, the industry is sensitive to legislative changes and reductions in governmental spending for such programs. Numerous other factors may affect the industry, such as general and local economic conditions; demand for services; expenses (including malpractice insurance premiums); and competition among health care providers. In the future, the following elements may adversely affect health care facility operations: adoption of legislation proposing a national health insurance program; other state or local health care reform measures; medical and technological advances which dramatically alter the need for health services or the way in which such services are delivered; changes in medical coverage which alter the traditional fee-for-service revenue stream; and efforts by employers, insurers, and governmental agencies to reduce the costs of health insurance and health care services.
WATER AND SEWER. Water and sewer revenue bonds are often considered to have relatively secure credit as a result of their issuer's importance, monopoly status, and generally unimpeded ability to raise rates. Despite this, lack of water supply due to insufficient rain, run-off, or snow pack is a concern that has led to past defaults. Further, public resistance to rate increases, costly environmental litigation, and Federal environmental mandates are challenges faced by issuers of water and sewer bonds.
PUT FEATURES entitle the holder to sell a security back to the issuer or a third party at any time or at specified intervals. They are subject to the risk that the put provider is unable to honor the put feature (purchase the security). Put providers often support their ability to buy securities on demand by obtaining letters of credit or other guarantees from other entities. Demand features, standby commitments, and tender options are types of put features.
QUALITY AND MATURITY (MONEY MARKET FUND    ONLY    ). Pursuant to
procedures adopted by the Board of Trustees, the fund may purchase only high-quality securities that FMR believes present minimal credit risks. To be considered high-quality, a security must be rated in accordance with applicable rules in one of the two highest categories for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security); or, if unrated, judged to be of equivalent quality by FMR. High-quality securities are divided into "first tier" and "second tier" securities. First tier securities are those deemed to be in the highest rating category (e.g., Standard & Poor's SP-1), and second tier securities are those deemed to be in the second highest rating category (e.g., Standard & Poor's SP-2).
The fund currently intends to limit its investments to securities with remaining maturities of 397 days or less, and to maintain a dollar-weighted average maturity of 90 days or less. When determining the maturity of a security, the fund may look to an interest rate reset or demand feature.
REFUNDING CONTRACTS.    Securities may be purchased     on a
when-issued basis in connection with the refinancing of an issuer's outstanding indebtedness. Refunding contracts require the issuer to
sell and a    purchaser     to buy refunded municipal obligations at a
stated price and yield on a settlement date that may be several months
or several years in the future. A    purchaser     generally will not
be obligated to pay the full purchase price if    the issuer     fails
to perform under a refunding contract. Instead, refunding contracts generally provide for payment of liquidated damages to the issuer
(currently 15-20% of the purchase price). A    purchaser     may
secure its obligations under a refunding contract by depositing collateral or a letter of credit equal to the liquidated damages provisions of the refunding contract. When required by SEC guidelines, a fund will place liquid assets in a segregated custodial account equal in amount to its obligations under refunding contracts. REPURCHASE AGREEMENTS. In a repurchase agreement, a fund purchases a security and simultaneously commits to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security.
   As protection against     the risk that the original seller will
not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility that the value of the underlying security will be less than the resale price, as well as delays and costs to a fund in connection with bankruptcy
proceedings),    the funds will     engage in repurchase agreement
transactions with parties whose creditworthiness has been reviewed and found satisfactory by FMR.
RESTRICTED SECURITIES generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, a fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a fund might obtain a less favorable price than prevailed when it decided to seek registration of the security. However, in general, the money market fund anticipates holding restricted securities to maturity or selling them in an exempt transaction. REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a
fund sells    a security     to another party, such as a bank or
broker-dealer, in return for cash and agrees to repurchase    that
security at an agreed-upon     price and time. While a reverse
repurchase agreement is outstanding,    a     fund will maintain
appropriate liquid assets in a segregated custodial account to cover
its obligation under the agreement.    The     fund will enter into
reverse repurchase agreements with parties whose creditworthiness has
been    reviewed and     found satisfactory by FMR. Such transactions
may increase fluctuations in the market value of    fund     assets
and may be viewed as a form of leverage.
SOURCES OF CREDIT OR LIQUIDITY SUPPORT. FMR may rely on its evaluation of the credit of a bank or other entity in determining whether to purchase a security supported by a letter of credit guarantee, put or demand feature, insurance or other source of credit or liquidity. In evaluating the credit of a foreign bank or other foreign entities, FMR will consider whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment.
STANDBY COMMITMENTS are puts that entitle holders to same-day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of
exercise.    A     fund may acquire standby commitments to enhance the
liquidity of portfolio securities.
Ordinarily a fund will not transfer a standby commitment to a third party, although it could sell the underlying municipal security to a third party at any time. A fund may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, the fund would pay a higher price for the securities acquired, thus reducing their yield to maturity.
Issuers or financial intermediaries may obtain letters of credit or other guarantees to support their ability to buy securities on demand. FMR may rely upon its evaluation of a bank's credit in determining
whether to    purchase     an instrument supported by a letter of
credit. In evaluating a foreign bank's credit, FMR will consider whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls, or other governmental restrictions that might affect the bank's ability to honor its credit commitment. Standby commitments are subject to certain risks, including the ability of issuers of standby commitments to pay for securities at the time the commitments are exercised; the fact that standby commitments
are not    generally marketable    ; and the possibility that the
maturities of the underlying securities may be different from those of the commitments.
TENDER OPTION BONDS are created by coupling an intermediate- or
long-term, fixed-rate,    municipa    l bond (generally held pursuant
to a custodial arrangement) with a tender agreement that gives the holder the option to tender the bond at its face value. As consideration for providing the tender option, the sponsor (usually a bank, broker-dealer, or other financial institution) receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par on the date of such determination. After payment of the tender option fee, a fund effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. In selecting tender option bonds, FMR will consider the creditworthiness of the issuer of the underlying bond, the custodian, and the third party provider of the tender option. In certain instances, a sponsor may terminate a tender option if, for example, the issuer of the underlying bond defaults on interest payments.
VARIABLE AND FLOATING RATE SECURITIES provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate. Some
variable or floating rate securities    are structured with     put
   features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries.
In many instances bonds and participation interests have tender
options or demand features that    permit the holde    r to tender (or
put) the bonds to an institution at periodic intervals and to receive
the principal amount thereof.    Variable     rate instruments
structured in this f   ashion are considered     to be essentially
equivalent to other    variable rate securitie    s. The IRS has not
ruled whether the interest on these instruments is    tax-exempt.
Fixed-rate     bonds that are subject to third party puts and
participation interests in such bonds held by a bank in trust or otherwise may have similar features.
       ZERO COUPON BONDS    do not make interest payments; instead,
they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of fixed-income securities when interest rates change. In calculating a fund's dividend, a portion of the difference between a zero coupon bond's purchase price and its face value is considered income.
SPECIAL CONSIDERATIONS    REGARDING     PENNSYLVANIA
The following highlights only some of the more significant financial trends and problems affecting Pennsylvania, and is based on information drawn from official statements and prospectuses relating to securities offerings of the Commonwealth of Pennsylvania, its agencies and instrumentalities, as available on the date of this Statement of Additional Information. FMR has not independently verified any of the information contained in such official statements and other publicly available documents, but is not aware of any fact which would render such information inaccurate.
OVERVIEW. Because the funds concentrate their investments in Pennsylvania, there are risks associated with the funds that would not exist if the funds' investments were more widely diversified. These risks include the possible enactment of new legislation in Pennsylvania that could affect obligations of the state or its political subdivisions, municipalities or agencies, economic factors that could affect such obligations, and varying levels of supply and demand for obligations of the Commonwealth and its political subdivisions, municipalities, and agencies.
CONSTITUTIONAL AND STATUTORY REVENUE LIMITATIONS. The Constitution of Pennsylvania requires that all taxes shall be uniform, upon the same class of subjects, within the territorial limits of the authority levying the tax, and shall be levied and collected under the general laws of the Commonwealth of Pennsylvania.
The Constitution of Pennsylvania provides that the General Assembly may exempt from taxation certain persons and property. For instance, the General Assembly may establish exemption or special tax treatment for classes based on age, disability, infirmity, or poverty.
Local taxes (other than Philadelphia) are generally authorized under the Local Tax Enabling Act. This statute generally authorizes, and imposes limits on, the ability of political subdivisions to impose taxes. Pennsylvania's political subdivisions consist of counties, municipalities, and school districts. The Local Tax Enabling Act does not apply to counties whose taxing authority is limited for the most
part to real estate and personal property taxes   , although the
validity of the personal property tax is currently being
litigated    . Most Philadelphia taxes (other than real estate and
personal property taxes) are imposed pursuant to the general authority of the Sterling Act and the Little Sterling Act, applicable to the City and School District, respectively. Each of these statutes grants broad taxing powers, but generally prohibits taxing what the Commonwealth taxes. The Philadelphia business privilege tax is imposed under the authority of the First Class City Tax Reform Act.
The Pennsylvania Intergovernmental Cooperation Authority Act for cities of the first class authorizes Philadelphia to enact a combination of a sales tax, a realty transfer tax or a wage and net profits tax for the benefit of the Pennsylvania Intergovernmental Cooperation Authority ("PICA"). The PICA tax on wages and net profits reduces the amount of wage and net profits taxes imposed under the Sterling Act (prior to the imposition of the PICA tax), so that the combined rate of tax remains the same. Other local taxes are specially enacted or authorized for certain classes of localities, including Philadelphia and Pittsburgh.
The Pennsylvania General Assembly has in the past, and may again in the future, considered legislation which would give local governments the option of reducing property taxes and simplifying their local tax system by collecting an earned income tax.
PENNSYLVANIA TAXES. Although Pennsylvania state taxes had, in general, been lowered during the 1980s, the fiscal 1992 budget for the Commonwealth included in excess of $2.7 billion of tax increases, consisting largely of tax-rate increases and expansion of the existing tax base.
   It is estimated that tax changes enacted with the fiscal 1996 budget reduced Pennsylvania revenues by $283.4 million. The most significant tax changes were (i) a reduction of the corporate net income tax rate to 9.99%; (ii) double weighting the sales factor of the corporate net income tax apportionment formula; (iii) increasing the maximum annual allowance for a net operating loss deduction from $500,000 to $1,000,000; (iv) increasing the exemption amount for the capital stock/franchise tax; (v) a repeal of the tax on annuities; and
(vi) a repeal of inheritance tax on transfers of certain property to surviving spouses. In addition, a 90-day tax amnesty program was authorized and implemented from mid-October 1995 through mid-January 1996, producing approximately $67 million in net tax receipts.
The enacted fiscal 1997 budget include   d     a provision for a $15
million tax credit program for businesses creating new jobs.
   Tax reductions enacted for the 1998 fiscal year budget totaled an estimated $170.6 million, including $16.2 million that is reflected in higher projected tax refunds. In addition, $75 million of existing sales tax revenue has been earmarked for mass transit funding and one cent of the cigarette tax ($10.8 million) has been earmarked for a children's health program and are no longer included in the General Fund. Major changes to taxes enacted for fiscal 1998 include: (i) the repeal of the sales and use tax on computer services; (ii) an increase in the amount of income that is exempt from the personal income tax for low-income families; (iii) enactment of a research and development tax credit program for business; (iv) conforming state tax laws to federal laws for subchapter S corporations and limited liability companies; and various other miscellaneous changes.
   The reserve for tax refunds for fiscal 1998 has been increased by 21.3% to $655.0 million. A portion of the additional reserves reflect tax refund liabilities that are expected to result in cash payments in a subsequent fiscal year.
GENERAL ECONOMIC CONDITIONS IN PENNSYLVANIA. Historically, the key industries in Pennsylvania were in the areas of manufacturing and mining, with steel and coal industries of national importance. These industries have made Pennsylvania vulnerable not only to cyclical economic fluctuations, but also to pronounced long-term changes in the nation's economic structure. In recent years, the state has experienced growth in the services sector, including trade, medical and health services, education, and financial institutions. Manufacturing has fallen behind both the services sector and the trade sector as the largest single source of employment within the Commonwealth. This growth in the services and trade sector has helped diversify Pennsylvania's economy and reduce the state's unemployment rate.
   For the five year period from fiscal 1992 through fiscal 1996, general fund revenues and other sources (determined on a "GAAP" basis) increased by an average annual rate of 4.6%. Intergovernmental revenues increased by an average annual rate of 13.2% due, in part, to an accounting change. Tax revenues during this period increased an average of 2.5% as modest economic growth, low inflation rates and several tax rate reductions and other tax reduction measures constrained growth of tax revenues. The tax reduction measure followed a $2.7 billion tax increase adopted for the 1992 fiscal year.
The fiscal 1996 unappropriated surplus (prior to transfer to the Tax
Stabilization Reserve Fund) was $183.8 million,    $65.5 million above
estimate. Expenditures from Commonwealth revenues, including $113 million of supplemental appropriations (but excluding pooled financing expenditures) totalled $16,074.7 million. Expenditures exceeded
available     revenues and lapses by $253.2 million. The difference
was funded from a planned partial drawdown of the $437 million fiscal year adjusted beginning unappropriated surplus.
Commonwealth revenues (prior to tax refunds) for fiscal 1996 increased by $113.9 million over the prior year to $16,338.5 million
(representing a growth rate of    0    .7 percent). Tax rate
reductions and other tax law changes substantially reduced the amount and rate of revenue growth for the fiscal year.
   For GAAP purposes, the fiscal 1996 fund balance was drawn down $53.1 million to $635.2 million. A planned draw down of the budgetary unappropriated surplus during the fiscal year contributed to expenditures and other uses exceeding revenues and other sources by $28.0 million. As a result, the unreserved fund balance declined by $61.1 million, reducing the balance to $381.8 million at the end of fiscal 1996. Total revenues and other sources increased by 8.7% for the fiscal year, led by a 24.2% increase in intergovernmental revenues (due mainly to an accounting change). Expenditures and other uses increased by 8.6% for fiscal 1996.
   The unappropriated balance of commonwealth revenues increased during the 1997 fiscal year by $432.9 million due to higher than estimated revenues and slightly lower expenditures. The unappropriated balance rose from $158.5 million (as adjusted) at the beginning of the year to $591.4 million (prior to transfers) at the close of the year.
   Commonwealth revenues (prior to tax refunds) during the fiscal year totaled $17,320.6 million, $576.1 (3.4%) above the estimate made at the time the budget was enacted. Revenue from taxes was the largest contributor to higher than estimated receipts. Tax revenue in fiscal 1997 grew 6.1% over tax revenues in fiscal 1996. This rate of increase was not adjusted for legislated tax reductions that affected receipts during both of those fiscal years and therefore understates the actual underlying rate of growth of tax revenue during fiscal 1997. Non-tax revenues were $19.8 million (5.8%) over estimate mostly due to higher than anticipated interest earnings.
   Expenditures from commonwealth revenues (excluding pooled financing expenditures) during fiscal 1997 totaled $16,347.7 million. Total expenditures represent an increase over fiscal 1996 expenditures of 1.7%. Lapses of appropriation authority during the fiscal year totaled $200.6 million compared to an estimate of $100 million. The higher amount of appropriation lapses was used to support an additional $79.8 million in fiscal 1997 supplemental appropriations over the February 1997 estimate. Supplemental appropriations for fiscal 1997 totaled $169.3 million.
   The budget for fiscal 1998 was enacted in May 1997. Commonwealth revenues for the fiscal year at that time were estimated to be $17,435.4 million before reserves for tax refunds. That estimate represented an increase over estimated fiscal 1997 commonwealth revenues of 1.0%. Although fiscal 1997 revenues exceeded the estimate, the adopted fiscal 1998 budget revenue estimate remains unchanged and represents a 0.7% increase over actual fiscal 1997 revenues. Fiscal 1998 estimates for commonwealth revenues are based on an economic forecast for national economic growth to slow through the remainder of calendar year 1997. A growth rate of just above 1.0% is anticipated to be maintained for the last two quarters of the fiscal year and result in a 1.2% growth rate in real gross domestic product for the second calendar quarter of 1998 over the second quarter of 1997. This anticipated rate of economic growth is a result of anticipated slowing of gains in consumer spending, business investment and residential housing. Inflation is projected to remain modest and the unemployment rate is expected to reach 6.0% by the second calendar quarter of
1998.
   The rate of anticipated growth of commonwealth revenues is also affected by the enactment of tax reductions and tax revenue dedications effective for the 1998 fiscal year. Excluding these newly enacted changes, revenues are projected to increase by 2.4% during fiscal 1998.
   Appropriations enacted for fiscal 1998 are 3.7% ($618 million) above appropriations enacted for fiscal 1997 (including supplemental appropriations). Major funding increases provided by the fiscal 1998 budget include appropriations for (i) elementary and secondary education (plus a reduction in the amount of employer retirement contributions payable by local school districts due to a reduction in the contribution rate); (ii) higher education institutions (plus amounts for student scholarships); (iii) higher caseload, utilization, and cost of nursing home care; (iv) economic development assistance through programs providing incentive grants and loans; and (v) funds for corrections, including operating costs for new and expanded facilities.
   Based on current expectations and the adopted budget for fiscal 1998 and excluding any estimate for appropriation lapses during the fiscal year, the unappropriated surplus is projected to decline from $402.7 million at the beginning of the fiscal year to $16.7 million at fiscal year-end (prior to transfers to the Tax Stabilization Reserve
Fund). However, the state has a budget surplus for the current year which, based on published reports, is expected to reach $331 million by the end of the fiscal year.
   On February 3, 1998, Governor Ridge delivered his budget address for fiscal 1999. The proposed budget of $17.8 billion would increase spending by 3%. The proposed budget includes several tax reductions, including a $54 million personal income tax cut that would eliminate the tax on families making less than $25,000 per year. Also included are business tax cuts, including an extension of the corporate net income tax net operating loss carryover from three to 10 years (estimated to cost $17.8 million per year) and a reduction in the capital stock/franchise tax rate from 12.75 mills to 12.25 mills (estimated to cost $46.2 million per year).
The following table shows the average annual unemployment rate for Pennsylvania and the nation for the periods indicated. This information is drawn from official statements and prospectuses relating to securities offerings of the state of Pennsylvania, its agencies, and instrumentalities. No independent verification of the information contained in such official statements and other publicly available documents has been made.
Period   Pennsylvania   United States

1988          5.1%          5.5%

1989          4.5%          5.3%

1990          5.4%          5.6%

1991          6.9%          6.8%

1992          7.5%          7.5%

1993          7.1%          6.9%

1994          6.2%          6.1%

1995          5.9%          5.6%

19   96          5.3%          5.4    %

As of    September    , 199   7    , the seasonally adjusted
unemployment rate for the Commonwealth was 5.3%, compared to
   4.9    % for the United States.
Certain Pennsylvania municipalities and political subdivisions have also experienced economic downturns. For example, the financial condition of the City of Philadelphia had impaired its ability to borrow and resulted in its obligations being downgraded by the major rating services to below investment grade. (However, these obligations have since been upgraded to Baa/BBB by Moody's and S&P, respectively). Legislation providing for the establishment of the Pennsylvania Intergovernmental Cooperation Authority (PICA) to assist Philadelphia in remedying fiscal emergencies was enacted by the General Assembly and approved by the Governor in June 1991. PICA is designed to provide assistance through the issuance of funding debt and to make factual findings and recommendations to Philadelphia concerning its budgetary and fiscal affairs. At this time Philadelphia is operating under a
five-year fiscal plan approved by PICA on    May 20, 1997    .
PICA has issued $1.76 billion of its Special Tax Revenue Bonds. This financial assistance has included the refunding of certain city general obligation bonds, funding of capital projects and the liquidation of the cumulative General Fund balance deficit as of June 30, 1992 of $224.9 million. The audited General Fund balance as of
June 30, 199   6     shows a surplus of approximately $   118.5
million   .
No further bonds are to be issued by PICA for the purpose of financing a capital project or deficit as the authority for such bond sales expired December 31, 1994. PICA's authority to issue debt for the
purpose of financing a cash flow deficit expire   d     on December
31, 1996. Its ability to refund existing outstanding debt is
unrestricted. PICA had $1,1   02.4     million in special revenue
bonds outstanding as of June 30, 199   7    .
There is various litigation pending against the Commonwealth, its officers, and employees. In 1978, the Pennsylvania General assembly approved a limited waiver of sovereign immunity. Damages for any loss are limited to $250,000 for each person and $1 million for each accident. The Supreme Court held that this limitation is constitutional. Approximately 3,500 suits against the Commonwealth are pending, some of which, if decided adversely to the Commonwealth, could have a material adverse impact on governmental operations.
All of the foregoing factors could affect the outstanding obligations of the Commonwealth and its municipalities and political subdivisions, including obligations held by the funds. Further, there can be no assurance that the same factors that adversely affect the economy of the Commonwealth generally will not also adversely affect the market value or marketability of obligations issued by local units of government or local authorities in the Commonwealth, or the ability of the obligators to pay the principal of or interest on such
obligations. In    December, 1997    , Pennsylvania General Obligation
Bonds were rated A   3     by Moody's   ,     AA by Fitch and    AA-by
    S&P.
SPECIAL CONSIDERATIONS    REGARDING     PUERTO RICO
The following highlights some of the more significant financial trends and problems affecting the Commonwealth of Puerto Rico (the Commonwealth or Puerto Rico), and is based on information drawn from official statements and prospectuses relating to the securities offerings of Puerto Rico, its agencies and instrumentalities, as available on the date of this SAI. FMR has not independently verified any of the information contained in such official statements, prospectuses, and other publicly available documents, but is not aware of any fact which would render such information materially inaccurate. The economy of Puerto Rico is closely linked to that of the United States. In fiscal 1995, trade with the United States accounted for approximately 89% of Puerto Rico's exports and approximately 65% of its imports. In this regard, in fiscal 1995 Puerto Rico experienced a $4.6 billion positive adjusted merchandise trade balance.
Since fiscal 1985, personal income, both aggregate and per capita, has increased consistently each fiscal year. In fiscal 1995, aggregate personal income was $27.0 billion ($26.2 billion in 1992 prices) and personal per capita income was $7,296 ($7,074 in 1992 prices). Gross domestic product in fiscal 1992 was $23.7 billion and gross product in fiscal 1996 was $30.2 billion; ($26.7 billion in 1992 prices). This represents an increase in gross product of 27.5% from fiscal 1992 to 1996 (12.7% in 1992 prices). For fiscal 1997, an increase in gross domestic product of 2.7% over fiscal 1996 is forecasted. However, actual growth in the Puerto Rico economy will depend on several factors including the condition of the U.S. economy, the exchange value of the U.S. dollar, the price stability of oil imports, any increase or decrease in the number of visitors to the island, the level of exports, the level of federal transfers, and the cost of borrowing.
Puerto Rico's economy continued to expand throughout the five-year period from fiscal 1992 through fiscal 1996. Almost every sector of the economy participated, and record levels of employment were achieved. Factors behind the continued expansion included government-sponsored economic development programs, periodic declines in the exchange value of the U.S. dollar, the level of federal transfers, and the relatively low cost of borrowing funds during the period.
Puerto Rico has made marked improvements in fighting unemployment. Unemployment is at a low level compared to that of the late 1970s, but it still remains significantly above the U.S. average and has been increasing in recent years. Despite long-term improvements, the unemployment rate rose from 16.5% to 16.8% from fiscal 1992 to fiscal 1993. However, by the end of fiscal 1994, the unemployment rate dropped to 15.9% and as of the end of fiscal 1996, stands at 13.8%. Despite this downturn, there is a possibility that the unemployment rate will increase.
Manufacturing is the largest sector in the economy accounting for $17.7 billion or 41.8% of gross domestic product in fiscal 1995. Manufacturing has experienced a basic change over the years as a result of the influx of higher wage, high technology industries such as the pharmaceutical industry, electronics, computers, microprocessors, scientific instruments and high technology machinery. The service sector, which includes finance, insurance, real estate, wholesale and retail trade, hotels and related services and other services, ranks second in its contribution to gross domestic product and is the sector that employs the greatest number of people. In fiscal 1995, the service sector generated $15.9 billion in gross domestic product or 37.5% of the total. Employment in this sector grew from 449,000 in fiscal 1992 to 527,000 in fiscal 1996, a cumulative increase of 17.6%, which increase was greater than the 11.8% cumulative growths in employment over the same period, providing 46.7% of total employment. The government sector of the Commonwealth plays an important role in the economy of the island. In fiscal year 1995, the government accounted for $4.5 billion or 10.6% of Puerto Rico's gross domestic product and provided 21.7% of the total employment. Tourism also contributes significantly to the island economy, accounting for $1.8 billion of gross domestic product in fiscal 1995. The present administration has developed and is implementing a new economic development program which is based on the premise that the private sector should provide the primary impetus for economic development and growth. This new program, which is referred to as the New Economic Model, promotes changing the role of the government from one of being a provider of most basic services to that of a facilitator for private sector initiatives and encourages private sector investment by reducing government-imposed regulatory restraints.
The New Economic Model contemplates the development of initiatives that will foster private investment in, and private management of, sectors that are served more efficiently and effectively by the private enterprise. One of these initiatives has been the adoption of a new tax code intended to expand the tax base, reduce top personal and corporate tax rates, and simplify the tax system.
The New Economic Model also seeks to identify and promote areas in which Puerto Rico can compete more effectively in the global markets. Tourism has been identified as one such area because of its potential for job creation and contribution to the gross product. In 1993, a new Tourism Incentives Act and a Tourism Development Fund were implemented in order to provide special tax incentives and financing for the development of new hotel projects and the tourism industry. As a result of these initiatives, new hotels have been constructed or are under construction which have increased the number of hotel rooms on the island from 8,415 in fiscal 1992 to 10,345 in fiscal 1996 and to 12,250 by the end of fiscal 1997.
The New Economic Model also seeks to reduce the size of the government's direct contribution to gross domestic product. As part of this goal, the government has transferred certain governmental operations and sold a number of its assets to private parties. Among these are: (i) the sale of the assets of the Puerto Rico Maritime Authority; (ii) the execution of a five-year management agreement for the operation and management of the Aqueducts and Sewer Authority by a private company; (iii) the execution by the Aqueducts and Sewer Authority of a construction and operating agreement with a private consortium for the design, construction, and operation of an approximately 75 million gallon per day water pipeline to the San Juan metropolitan area from the Dos Bocas reservoir in Utuado; and (iv) the execution by the Electric Power Authority of power purchase contracts with private power producers under which two cogeneration plants (with a total capacity of 800 megawatts) will be constructed.
As part of the government's program to facilitate the provision of private health services, in 1994 a new health insurance program was started in the Fajardo region to provide qualifying Puerto Rico residents with comprehensive health insurance coverage. In conjunction with this program certain public health facilities are being privatized. The administration's goal is to provide universal health insurance for such qualifying residents. The total cost of this program will depend on the number of municipalities included and the total number of participants. As of June 30, 1996, over 760,000 persons were participating in the program at an annual cost to the Commonwealth of approximately $296 million.
One of the factors assisting the development of the manufacturing sector in Puerto Rico has been the federal and Commonwealth tax incentives available, most notably section 936 of the Internal Revenue Code of 1986, as amended ("Section 936") and the Commonwealth's Industrial Incentives Program. The Industrial Incentives Program, through the 1987 Industrial Incentives Act, grants corporations engaged in certain qualified activities a fixed 90% exemption from Commonwealth income and property taxes and a 60% exemption from municipal license taxes during a 10, 15, 20, or 25 year period depending on location.
For many years, U.S. companies operating in Puerto Rico enjoyed a special tax credit that was available under Section 936 of the Code. Originally, the credit provided an effective 100% federal tax exemption for operating and qualifying investment income from Puerto Rico sources. Amendments to Section 936 made in 1993 (the "1993 Amendments") instituted two alternative methods for calculating the tax credit and limited the amount of the credit that a qualifying company could claim. These limitations are based on a percentage of qualifying income (the "percentage of income limitation") and on qualifying expenditures on wages and other wage related benefits (the "economic activity limitation" or "wage credit limitation"). As a result of amendments incorporated in the Small Business Job Protection Act of 1996 enacted by the U.S. Congress and signed into law by President Clinton on August 20, 1996 (the "1996 Amendments"), the tax credit is now being phased out over a ten-year period for existing claimants and is no longer available for corporations that establish operations in Puerto Rico after October 13, 1995 (including existing
Section 936 Corporations (as defined below) to the extent substantially new operations are established in Puerto Rico). The 1996 Amendments also moved the credit based on the economic activity limitation to Section 30A of the Code and phased it out over 10 years. In addition, the 1996 Amendments eliminated the credit previously available for income derived from certain qualified investments in Puerto Rico. The Section 30A Credit and the remaining Section 936 credit are discussed below.
SECTION 30A. The 1996 Amendments added a new Section 30A to the Code.
Section 30A permits a "qualifying domestic corporation" ("QDC") that meets certain gross income tests (which are similar to the 80% and 75% gross income tests of Section 936 of the Code discussed below) to claim a credit (the "Section 30A Credit") against the federal income tax imposed on taxable income derived from sources outside the United States from the active conduct of a trade or business in Puerto Rico or from the sale of substantially all the assets used in such business ("possession income").
A QDC is a U.S. corporation which (i) was actively conducting a trade or business in Puerto Rico on October 13, 1995, (ii) had a Section 936 election in effect for its taxable year that included October 13, 1995, (iii) does not have in effect an election to use the percentage limitation of Section 936(a)(4)(B) of the Code, and (iv) does not add a "substantial new line of business."
The Section 30A Credit is limited to the sum of (i) 60% of qualified possession wages as defined in the Code, which includes wages up to 85% of the maximum earnings subject to the OASDI portion of Social Security taxes plus an allowance for fringe benefits of 15% of qualified possession wages, (ii) a specified percentage of depreciation deductions ranging between 15% and 65%, based on the class life of tangible property, and (iii) a portion of Puerto Rico income taxes paid by the QDC, up to a 9% effective tax rate (but only if the QDC does not elect the profit-split method for allocating income from intangible property).
A QDC electing Section 30A of the Code may compute the amount of its active business income, eligible for the Section 30A Credit, by using either the cost sharing formula, the profit-split formula, or the cost-plus formula, under the same rules and guidelines prescribed for such formulas as provided under Section 936 (see discussion below). To be eligible for the first two formulas, the QDC must have a significant presence in Puerto Rico.
In the case of taxable years beginning after December 31, 2001, the amount of possession income that would qualify for the Section 30A Credit would be subject to a cap based on the QDC's possession income for an average adjusted base period ending before October 14, 1995.
Section 30A applies only to taxable years beginning after December 31, 1995 and before January 1, 2006.
SECTION 9   36.     Under Section 936 of the Code, as amended by the
1996 Amendments, and as an alternative to the Section 30A Credit, U.S. corporations that meet certain requirements and elect its application ("Section 936 Corporations") are entitled to credit against their U.S. corporate income tax, the portion of such tax attributable to income derived from the active conduct of a trade or business within Puerto Rico ("active business income") and from the sale or exchange of substantially all assets used in the active conduct of such trade or business. To qualify under Section 936 in any given taxable year, a corporation must derive for the three-year period immediately preceding the end of such taxable year, (i) 80% or more of its gross income from sources within Puerto Rico, and (ii) 75% or more of its gross income from the active conduct of a trade or business in Puerto Rico.
Under Section 936, a Section 936 Corporation may elect to compute its active business income, eligible for the Section 936 credit, under one of three formulas: (A) a cost-sharing formula, whereby it is allowed to claim all profits attributable to manufacturing intangibles, and other functions carried out in Puerto Rico, provided it contributes to the research and development expenses of its affiliated group or pays certain royalties; (B) a profit-split formula, whereby it is allowed to claim 50% of the net income of its affiliated group from the sale of products manufactured in Puerto Rico; or (C) a cost-plus formula, whereby it is allowed to claim a reasonable profit on the manufacturing costs incurred in Puerto Rico. To be eligible for the first two formulas, the Section 936 Corporation must have a significant business presence in Puerto Rico for purposes of the
Section 936 rules.
As a result of the 1993 Amendments and the 1996 Amendments, the
Section 936 credit is only available to companies that elect the percentage of income limitation and is limited in amount to 40% of the credit allowable prior to the 1993 Amendments, subject to a five-year phase-in period from 1994 to 1998 during which period the percentage of the allowable credit is reduced from 60% to 40%.
In the case of taxable years beginning on or after 1998, the possession income subject to the Section 936 credit will be subject to a cap based on the Section 936 Corporation's possession income for an average adjusted base period ending on October 14, 1995. The Section 936 credit is eliminated for taxable years beginning in 2006.
OUTLOO   K.     It is not possible at this time to determine the
long-term effect on the Puerto Rico economy of the enactment of the 1996 Amendments to Section 936. The Government of Puerto Rico does not believe there will be short-term or medium-term material adverse effects on Puerto Rico's economy as a result of the enactment of the 1996 Amendments. The Government of Puerto Rico further believes that during the phase-out period sufficient time exists to implement additional incentive programs to safeguard Puerto Rico's competitive position. Additionally, the Governor intends to propose a new federal incentive program similar to what is now provided under Section 30A. Such program would provide U.S. companies a tax credit based on qualifying wages paid, other wage related expenses such as fringe benefits, depreciation expenses for certain tangible assets, and research and development expenses, and would restore the credit granted to passive income under Section 936 prior to its repeal by the 1996 Amendments. Under the Governor's proposal, the credit granted to qualifying companies would continue in effect until Puerto Rico shows, among other things, substantial economic improvements in terms of certain economic parameters.
PORTFOLIO TRANSACTIONS
All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by FMR pursuant to authority contained in the fund's management contract. In the case of the money market fund, FMR has granted investment management authority to the sub-adviser (see the section entitled "Management Contracts"), and the sub-adviser is authorized to place orders for the purchase and sale of portfolio securities, and will do so in accordance with the policies described below. FMR is also responsible for the placement of transaction orders for other investment companies and accounts for which it or its affiliates act as investment adviser. Securities purchased and sold by the money market fund generally will be traded on a net basis (i.e., without commission). In selecting broker-dealers, subject to applicable limitations of the federal securities laws, FMR considers various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; and the reasonableness of any commissions.
The funds may execute portfolio transactions with broker-dealers who provide research and execution services to the funds or other accounts over which FMR or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities; and the availability of securities or the purchasers or sellers of securities. In addition, such broker-dealers may furnish analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; effect securities transactions, and perform functions incidental thereto (such as clearance and settlement). FMR maintains a listing of broker-dealers who provide such services on a regular basis. However, as many transactions on behalf of the money market fund are placed with broker-dealers (including broker-dealers on the list) without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such broker-dealers solely because such services were provided. The selection of such broker-dealers generally is made by FMR (to the extent possible consistent with execution considerations) based upon the quality of research and execution services provided.
The receipt of research from broker-dealers that execute transactions on behalf of the funds may be useful to FMR in rendering investment management services to the funds or its other clients, and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other FMR clients may be useful to FMR in carrying out its obligations to the funds. The receipt of such research has not reduced FMR's normal independent research activities; however, it enables FMR to avoid the additional expenses that could be incurred if FMR tried to develop comparable information through its own efforts. Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause each fund to pay such higher commissions, FMR must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or FMR's overall responsibilities to the funds and its other clients. In reaching this determination, FMR will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what portion of the compensation should be related to those services.
FMR is authorized to use research services provided by and to place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the funds, or shares of other Fidelity funds to the extent permitted by law. FMR may use research services provided by and place agency transactions with National Financial Services Corporation (NFSC), an indirect subsidiary of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services.
Section 11(a) of the Securities Exchange Act of 1934 prohibits members of national securities exchanges from executing exchange transactions for accounts which they or their affiliates manage, unless certain requirements are satisfied. Pursuant to such requirements, the Board of Trustees has authorized NFSC to execute portfolio transactions on national securities exchanges in accordance with approved procedures and applicable SEC rules.
Each fund's Trustees periodically review FMR's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the funds and review the commissions paid by each fund over representative periods of time to determine if they are reasonable in relation to the benefits to the fund.
For the fiscal periods ended December 31, 1997 and 1996, the portfolio
turnover rates were    26    % and    53    %, respectively for
Spartan Pennsylvania Municipal Income   .
For the fiscal years ended December 31, 1997, 1996, and 1995,    the
funds     paid no brokerage commissions   .
During the fiscal year ended December 31, 1997, the funds paid no fees to brokerage firms that provided research services.
From time to time the Trustees will review whether the recapture for the benefit of the funds of some portion of the brokerage commissions or similar fees paid by the funds on portfolio transactions is legally permissible and advisable. Each fund seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for each fund to seek such recapture.
Although the Trustees and officers of each fund are substantially the same as those of other funds managed by FMR, investment decisions for each fund are made independently from those of other funds managed by FMR or accounts managed by FMR affiliates. It sometimes happens that the same security is held in the portfolio of more than one of these funds or accounts. Simultaneous transactions are inevitable when several funds and accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or account.
When two or more funds are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable for each fund. In some cases this system could have a detrimental effect on the price or value of the security as far as each fund is concerned. In other cases, however, the ability of the funds to participate in volume transactions will produce better executions and prices for the funds. It is the current opinion of the Trustees that the desirability of retaining FMR as investment adviser to each fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.
VALUATION
Fidelity Service Company, Inc. (FSC) normally determines each fund's net asset value per share (NAV) as of the close of the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time). The valuation of portfolio securities is determined as of this time for the purpose of computing each fund's NAV.
TAX-FREE BOND FUND. Portfolio securities are valued by various methods. If quotations are not available, fixed-income securities are usually valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Use of pricing services has been approved by the Board of Trustees. A number of pricing services are available, and the fund may use various pricing services or discontinue the use of any pricing service. Futures contracts and options are valued on the basis of market quotations, if available.
Securities and other assets for which there is no readily available market value are valued in good faith by a committee appointed by the Board of Trustees. The procedures set forth above need not be used to determine the value of the securities owned by the fund if, in the opinion of a committee appointed by the Board of Trustees, some other method would more accurately reflect the fair market value of such securities.
MONEY MARKET FUND. Portfolio securities and other assets are valued on the basis of amortized cost. This technique involves initially valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its current market value. The amortized cost value of an instrument may be higher or lower than the price the fund would receive if it sold the instrument.
Securities of other open-end investment companies are valued at their respective NAVs.
During periods of declining interest rates, the fund's yield based on amortized cost valuation may be higher than would result if the fund used market valuations to determine its NAV. The converse would apply during periods of rising interest rates.
Valuing the fund's investments on the basis of amortized cost and use of the term "money market fund" are permitted pursuant to Rule 2a-7 under the 1940 Act. The fund must adhere to certain conditions under
Rule 2a-7, as summarized in the section entitled    "Quality and
Maturity"     on page .
The Board of Trustees oversees FMR's adherence to the provisions of Rule 2a-7 and has established procedures designed to stabilize the fund's NAV at $1.00. At such intervals as they deem appropriate, the Trustees consider the extent to which NAV calculated by using market valuations would deviate from $1.00 per share. If the Trustees believe that a deviation from the fund's amortized cost per share may result in material dilution or other unfair results to shareholders, the Trustees have agreed to take such corrective action, if any, as they deem appropriate to eliminate or reduce, to the extent reasonably practicable, the dilution or unfair results. Such corrective action could include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind; establishing NAV by using available market quotations; and such other measures as the Trustees may deem appropriate.
PERFORMANCE
The funds may quote performance in various ways. All performance information supplied by the funds in advertising is historical and is not intended to indicate future returns. A bond fund's share price, and each fund's yield and total return fluctuate in response to market conditions and other factors, and the value of a bond fund's shares when redeemed may be more or less than their original cost.
YIELD CALCULATIONS. To compute the money market fund's yield for a period, the net change in value of a hypothetical account containing one share reflects the value of additional shares purchased with dividends from the one original share and dividends declared on both the original share and any additional shares. The net change is then divided by the value of the account at the beginning of the period to obtain a base period return. This base period return is annualized to obtain a current annualized yield. The money market fund also may calculate a compound effective yield by compounding the base period return over a one-year period. In addition to the current yield, the money market fund may quote yields in advertising based on any historical seven-day period. Yields for the money market fund are calculated on the same basis as other money market funds, as required by regulation.
For the bond fund, yields are computed by dividing the fund's interest income for a given 30-day or one-month period, net of expenses, by the average number of shares entitled to receive dividends during the period, dividing this figure by the fund's net asset value per share
(NAV) at the end of the period, and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Yields do not reflect the bond fund's 0.50% short-term trading fee, which applies to shares held less than 180 days. Income is calculated for purposes of the bond fund's yield quotations in accordance with standardized methods applicable to all stock and bond funds. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation.
Income calculated for the purposes of determining the bond fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding of income assumed in yield calculations, the bond fund's yield may not equal its distribution rate, the income paid to your account, or the income reported in the fund's financial statements. Yield information may be useful in reviewing a fund's performance and in providing a basis for comparison with other investment alternatives. However, each fund's yield fluctuates, unlike investments that pay a fixed interest rate over a stated period of time. When comparing investment alternatives, investors should also note the quality and maturity of the portfolio securities of respective investment companies they have chosen to consider. Investors should recognize that in periods of declining interest rates a fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the fund's holdings, thereby reducing the fund's current yield. In periods of rising interest rates, the opposite can be expected to occur.
A fund's tax-equivalent yield is the rate an investor would have to earn from a fully taxable investment before taxes to equal the fund's tax-free yield. Tax-equivalent yields are calculated by dividing a fund's yield by the result of one minus a stated combined federal and state and city income tax rate. If only a portion of a fund's yield is tax-exempt, only that portion is adjusted in the calculation.
The following tables show the effect of a shareholder's tax status on effective yield under federal and state income tax laws for 1998. The second table shows the approximate yield a taxable security must provide at various income brackets to produce after-tax yields equivalent to those of hypothetical tax-exempt obligations yielding
from    2    % to    7    %. Of course, no assurance can be given that
a fund will achieve any specific tax-exempt yield. While the funds invest principally in obligations whose interest is exempt from federal and state income tax, other income received by the funds may be taxable.
Use the first table to find your approximate effective tax bracket taking into account federal, state, and local taxes for 1998.
1998 TAX RATES


   Taxable Income*                                     Federal   Pennsyl
                                                                 vania    Phil
                                                                          adelphia  Combined    Combined
                                                       Marginal  State    School    Federal and Federal,
                                                       Rate      Marginal District  State       State, and
                                                                 Rate     Marginal  Effective   Local
                                                                          Rate      Rate        Effective
                                                                                                Rate**

   Single Return              Joint Return

$ 0  -         $ 25,350    $ 0  -         $ 42,350     15.00%    2.8%      4.84%    17.38%    21.49%

$ 25,351  -    $ 61,400    $ 42,351  -    $ 102,300    28.00%    2.8%      4.84%    30.02%    33.50%

$ 61,401  -    $ 128,100   $ 102,301  -   $ 155,950    31.00%    2.8%      4.84%    32.93%    36.27%

$ 128,101  -   $ 278,450   $ 155,951  -   $ 278,450    36.00%    2.8%      4.84%    37.79%    40.89%

$ 278,451  -   +           $ 278,451  -   +            39.60%    2.8%      4.84%    41.29%    44.21%



* Net amount subject to federal income tax after deductions and exemptions. Assumes ordinary income only.
** Excludes the impact of the phaseout of personal exemptions, limitations on itemized deductions, and other credits, exclusions, and adjustments which may increase a taxpayer's marginal tax rate. An increase in a shareholder's marginal tax rate would increase that shareholder's tax-equivalent yield.
Having determined your effective tax bracket, use the appropriate table below to determine the tax-equivalent yield for a given tax-free yield.
CITY OF PHILADELPHIA RESIDENTS - TRIPLE TAXES - 1998



                   If your combined federal and state effective tax rate in 1998 is:

                    21.49%           33.50%           36.27%           40.89%           44.21%

   To match
these              Your taxable investment would have to earn the following yield:
   tax-free
yields:

    2.00%           2.55%           3.01%            3.14%            3.38%            3.59%

    3.00%           3.82%           4.51%            4.71%            5.08%            5.38%

    4.00%           5.10%           6.02%            6.28%            6.77%            7.17%

    5.00%           6.37%           7.52%            7.85%            8.46%            8.96%

    6.00%           7.64%           9.02%            9.41%            10.15%           10.76%

    7.00%           8.92%           10.53%           10.98%           11.84%           12.55%


PENNSYLVANIA RESIDENTS (OUTSIDE PHILADELPHIA) - DOUBLE TAXES - 1998



                   If your combined federal and state effective tax rate in 1998 is:

                    17.38%           30.02%           32.93%           37.79%           41.29%

   To match
these              Your taxable investment would have to earn the following yield:
   tax-free
yields:
    2.00%           2.42%           2.86%            2.98%            3.22%            3.41%

    3.00%           3.63%           4.29%            4.47%            4.82%            5.11%

    4.00%           4.84%           5.72%            5.96%            6.43%            6.81%

    5.00%           6.05%           7.14%            7.46%            8.04%            8.52%

    6.00%           7.26%           8.57%            8.95%            9.65%            10.22%

    7.00%           8.47%           10.00%           10.44%           11.25%           11.92%


Each fund may invest a portion of its assets in obligations that are subject to state or federal income taxes. When a fund invests in these obligations, its tax-equivalent yield will be lower. In the table above, the tax-equivalent yields are calculated assuming investments are 100% federally and state tax-free.
TOTAL RETURN CALCULATIONS. Total returns quoted in advertising reflect all aspects of a fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the fund's NAV over a stated period. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative total return of 100% over ten years would produce an average annual total return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that a fund's performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of the fund.
In addition to average annual total returns, the fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted on a before-tax or after-tax basis and may or may not include the effect of the bond fund's 0.50% short-term trading fee on shares held less than 180 days. Excluding the bond fund's short-term trading fee from a total return calculation produces a higher total return figure. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration, and may omit or include the effect of the money market fund's $5.00 account closeout fee.
NET ASSET VALUE. Charts and graphs using a fund's net asset values, adjusted net asset values, and benchmark indices may be used to exhibit performance. An adjusted NAV includes any distributions paid by a fund and reflects all elements of its return. Unless otherwise indicated, a fund's adjusted NAVs are not adjusted for sales charges, if any.
HISTORICAL FUND RESULTS. The following tables show the money market fund's 7-day yields, the bond fund's 30-day yields, each fund's tax-equivalent yields, and total returns for periods ended December 31, 1997. Total return figures include the effect of the money market fund's $5.00 account closeout fee based on an average size account, but not the bond fund's 0.50% short-term trading fee, applicable to shares held less than 180 days.
The tax-equivalent yield is based on a combined effective federal and
state income tax rate of    37.79    % and reflects that, as of
December 31, 1997,    none     of the fund's income was subject to
state taxes. Note that each fund may invest in securities whose income is subject to the federal alternative minimum tax.

                  Average Annual Total Returns               Cumulative Total Returns





      Seven-Day Tax-       One           Five            Ten             One             Five             Ten
      Yield     Equivalent Year          Years           Years           Year            Years            Years
                Yield



Spartan PA
Muni     3.66%  5.88    %     3.36    %     2.99    %       3.98    %       3.36    %       15.87    %       47.70    %
Money



Note: If FMR had not reimbursed certain fund expenses during these periods, the fund's total returns would have been lower.

                  Average Annual Total Returns               Cumulative Total Returns





     Thirty-Day Tax-       One          Five            Ten             One             Five             Ten
     Yield      Equivalent Year         Years           Years           Year            Years            Years
                Yield



Spartan PA
Muni    4.24%   6.82    %     8.34    %     7.30    %       8.91    %       8.34    %       42.24    %       134.72    %
Income


   Note: If FMR had not reimbursed certain fund expenses during these periods, the fund's total returns would have been lower.
The following tables show the income and capital elements of each fund's cumulative total return. The tables compare each fund's return to the record of the S&P 500, the Dow Jones Industrial Average (DJIA), and the cost of living, as measured by the Consumer Price Index (CPI), over the same period. The CPI information is as of the month-end closest to the initial investment date for each fund. The S&P 500 and DJIA comparisons are provided to show how each fund's total return compared to the record of a broad unmanaged index of common stocks and a narrower set of stocks of major industrial companies, respectively, over the same period. Because each fund invests in fixed-income securities, common stocks represent a different type of investment from the funds. Common stocks generally offer greater growth potential than the funds, but generally experience greater price volatility, which means greater potential for loss. In addition, common stocks generally provide lower income than fixed-income investments such as the funds. The S&P 500 and DJIA returns are based on the prices of unmanaged groups of stocks and, unlike each fund's returns, do not include the effect of brokerage commissions or other costs of investing.
The following tables show the growth in value of a hypothetical $10,000 investment in each fund during the 10-year period ended December 31, 1997, assuming all distributions were reinvested. The figures below reflect the fluctuating interest rates and bond prices of the specified periods and should not be considered representative of the dividend income or capital gain or loss that could be realized from an investment in a fund today. Tax consequences of different investments have not been factored into the figures below.
During the 10-year period ended December 31, 1997, a hypothetical $10,000 investment in Spartan Pennsylvania Municipal Money Market
would have grown to $   14,771    .

SPARTAN PENNSYLVANIA MUNICIPAL MONEY MARKET FUND                           INDICES



Year    Value of   Value of         Value of        Total             S&P 500           DJIA              Cost of
Ended   Initial    Reinvested       Reinvested      Value                                                 Living
        $10,000    Dividend         Capital Gain
        Investment Distributions    Distributions







1997    $    10,000   $ 4,771       $    0          $    14,771       $    52,577       $    54,688       $    13,977

1996    $    10,000   $ 4,291       $    0          $    14,291       $    39,424       $    43,801       $    13,744

1995    $    10,000   $ 3,846       $    0          $    13,846       $    32,063       $    34,032       $    13,302

1994    $    10,000   $ 3,370       $    0          $    13,370       $    23,305       $    24,891       $    12,972

1993    $    10,000   $ 3,029       $    0          $    13,029       $    23,002       $    23,712       $    12,634

1992    $    10,000   $ 2,747       $    0          $    12,747       $    20,896       $    20,268       $    12,296

1991    $    10,000   $ 2,387       $    0          $    12,387       $    19,412       $    18,890       $    11,950

1990    $    10,000   $ 1,848       $    0          $    11,848       $    14,877       $    15,192       $    11,594

1989    $    10,000   $ 1,172       $    0          $    11,172       $    15,356       $    15,274       $    10,927

1988    $    10,000   $ 505         $    0          $    10,505       $    11,661       $    11,592       $    10,442


Explanatory Notes: With an initial investment of $10,000 in Spartan Pennsylvania Municipal Money Market on August 6, 1986, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to
$   14,771    . If distributions had not been reinvested, the amount
of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to
$   3,908     for dividends. The fund did not distribute any capital
gains during the period. The figures in the table do not include the effect of the fund's $5.00 account closeout fee.
During the 10-year period ended December 31, 1997, a hypothetical $10,000 investment in Spartan Pennsylvania Municipal Income would have
grown to $   23,472    .

SPARTAN PENNSYLVANIA MUNICIPAL INCOME FUND                           INDICES



Year    Value of   Value of        Value of         Total             S&P 500           DJIA              Cost of
Ended   Initial    Reinvested      Reinvested       Value                                                 Living
        $10,000    Dividend        Capital Gain
        Investment Distributions   Distributions







1997    $    11,918 $ 10,527       $    1,027       $    23,472       $    52,577       $    54,688       $    13,977

1996    $    11,566 $ 9,165        $    934         $    21,665       $    39,424       $    43,801       $    13,744

1995    $    11,764 $ 8,263        $    802         $    20,829       $    32,063       $    34,032       $    13,302

1994    $    10,606 $ 6,406        $    724         $    17,736       $    23,305       $    24,891       $    12,972

1993    $    12,271 $ 6,174        $    232         $    18,677       $    23,002       $    23,712       $    12,634

1992    $    11,676 $ 4,826        $    0           $    16,502       $    20,896       $    20,268       $    12,296

1991    $    11,433 $ 3,691        $    0           $    15,124       $    19,412       $    18,890       $    11,950

1990    $    10,893 $ 2,551        $    0           $    13,444       $    14,877       $    15,192       $    11,594

1989    $    10,915 $ 1,626        $    0           $    12,541       $    15,356       $    15,274       $    10,927

1988    $    10,650 $ 771          $    0           $    11,421       $    11,661       $    11,592       $    10,442


Explanatory Notes: With an initial investment of $10,000 in Spartan Pennsylvania Municipal Income on January 1, 1988, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to
$   20,951    . If distributions had not been reinvested, the amount
of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to
$   7,028     for dividends and $   608     for capital gain
distributions. The figures in the table do not include the effect of the fund's 0.50% short-term trading fee applicable to shares held less than 180 days.
PERFORMANCE COMPARISONS. A fund's performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Analytical Services, Inc. (Lipper), an independent service located in Summit, New Jersey that monitors the performance of mutual funds. Generally, Lipper rankings are based on total return, assume reinvestment of distributions, do not take sales charges or trading fees into consideration, and are prepared without regard to tax consequences. Lipper may also rank funds based on yield. In addition to the mutual fund rankings, a fund's performance may be compared to stock, bond, and money market mutual fund performance indices prepared by Lipper or other organizations. When comparing these indices, it is important to remember the risk and return characteristics of each type of investment. For example, while stock mutual funds may offer higher potential returns, they also carry the highest degree of share price volatility. Likewise, money market funds may offer greater stability of principal, but generally do not offer the higher potential returns available from stock mutual funds.
From time to time, a fund's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, the fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Fidelity funds to one another in appropriate categories over specific periods of time may also be quoted in advertising.
A fund's performance may also be compared to that of a benchmark index representing the universe of securities in which the fund may invest. The total return of a benchmark index reflects reinvestment of all dividends and capital gains paid by securities included in the index. Unlike a fund's returns, however, the index returns do not reflect brokerage commissions, transaction fees, or other costs of investing directly in the securities included in the index.
The bond fund may compare to the Lehman Brothers Municipal Bond Index, a total return performance benchmark for investment-grade municipal bonds with maturities of at least one year. In addition, Spartan Pennsylvania Municipal Income may compare its performance to that of the Lehman Brothers Pennsylvania Municipal Bond Index, a total return performance benchmark for Pennsylvania investment-grade municipal bonds with maturities of at least one year. Issues included in each index have been issued after December 31, 1990 and have an outstanding par value of at least $50 million. Subsequent to December 31, 1995, zero coupon bonds and issues subject to the alternative minimum tax are included in each index.
A fund may be compared in advertising to Certificates of Deposit (CDs) or other investments issued by banks or other depository institutions. Mutual funds differ from bank investments in several respects. For example, a fund may offer greater liquidity or higher potential returns than CDs, a fund does not guarantee your principal or your return, and fund shares are not FDIC insured.
Fidelity may provide information designed to help individuals understand their investment goals and explore various financial strategies. Such information may include information about current economic, market, and political conditions; materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; questionnaires designed to help create a personal financial profile; worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return; and action plans offering investment alternatives. Materials may also include discussions of Fidelity's asset allocation funds and other Fidelity funds, products, and services.
Ibbotson Associates of Chicago, Illinois (Ibbotson) provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices. Fidelity funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the funds. Ibbotson calculates total returns in the same method as the funds. The funds may also compare performance to that of other compilations or indices that may be developed and made available in the future.
A money market fund may compare its performance or the performance of securities in which it may invest to averages published by IBC Financial Data, Inc. of Ashland, Massachusetts. These averages assume reinvestment of distributions. IBC's MONEY FUND REPORT AVERAGES(trademark)/All Tax-Free, which is reported in IBC's MONEY
FUND REPORT(trademark), covers over    435     tax-free money market
funds.
A fund may compare and contrast in advertising the relative advantages of investing in a mutual fund versus an individual municipal bond. Unlike tax-free mutual funds, individual municipal bonds offer a stated rate of interest and, if held to maturity, repayment of principal. Although some individual municipal bonds might offer a higher return, they do not offer the reduced risk of a mutual fund that invests in many different securities. The initial investment requirements and sales charges of many tax-free mutual funds are lower than the purchase cost of individual municipal bonds, which are generally issued in $5,000 denominations and are subject to direct brokerage costs.
In advertising materials, Fidelity may reference or discuss its products and services, which may include other Fidelity funds; retirement investing; brokerage products and services; model
portfolios or allocations; saving for college or other goals;    and
    charitable giving. In addition, Fidelity may quote or reprint financial or business publications and periodicals as they relate to current economic and political conditions, fund management, portfolio composition, investment philosophy, investment techniques, the desirability of owning a particular mutual fund, and Fidelity services and products. Fidelity may also reprint, and use as advertising and sales literature, articles from Fidelity Focus(Registered trademark), a quarterly magazine provided free of charge to Fidelity fund shareholders.
A fund may present its fund number, Quotron(trademark) number, and CUSIP number, and discuss or quote its current portfolio manager. VOLATILITY. A bond fund may quote various measures of volatility and benchmark correlation in advertising. In addition, the fund may compare these measures to those of other funds. Measures of volatility seek to compare the fund's historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data. In advertising, a fund may also discuss or illustrate examples of interest rate sensitivity.
MOMENTUM INDICATORS indicate a bond fund's price movements over specific periods of time. Each point on the momentum indicator represents the fund's percentage change in price movements over that period.
A bond fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.
As of December 31, 1997, FMR advised over $   30     billion in
tax-free fund assets, $   99     billion in money market fund assets,
$   395     billion in equity fund assets, $   71     billion in
international fund assets, and $   24     billion in Spartan fund
assets. The funds may reference the growth and variety of money market mutual funds and the adviser's innovation and participation in the industry. The equity funds under management figure represents the largest amount of equity fund assets under management by a mutual fund investment adviser in the United States, making FMR America's leading equity (stock) fund manager. FMR, its subsidiaries, and affiliates maintain a worldwide information and communications network for the purpose of researching and managing investments abroad.
In addition to performance rankings, each fund may compare its total expense ratio to the average total expense ratio of similar funds tracked by Lipper. A fund's total expense ratio is a significant factor in comparing bond and money market investments because of its effect on yield.
ADDITIONAL PURCHASE   , EXCHANGE     AND REDEMPTION INFORMATION
Each fund is open for business and its net asset value per share (NAV) is calculated each day the New York Stock Exchange (NYSE) is open for trading. The NYSE has designated the following holiday closings for 1998: New Year's Day, Martin Luther King's Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day (observed), Labor Day, Thanksgiving Day, and Christmas Day. Although FMR expects the same holiday schedule to be observed in the future, the NYSE may modify its
holiday schedule at any time. In addition,    each     fund will not
process wire purchases and redemptions on days when the Federal Reserve Wire System is closed.
FSC normally determines each fund's NAV as of the close of the NYSE (normally 4:00 p.m. Eastern time). However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC. To the extent that portfolio securities are traded in other markets on days when the NYSE is closed, a fund's NAV may be affected on days when investors do not have access to the fund to purchase or redeem shares. In addition, trading in some of a fund's portfolio securities may not occur on days when the fund is open for business. If the Trustees determine that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are
valued in computing    each     fund's NAV. Shareholders receiving
securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences.
Pursuant to Rule 11a-3 under the 1940 Act, each fund is required to give shareholders at least 60 days' notice prior to terminating or modifying its exchange privilege. Under the Rule, the 60-day notification requirement may be waived if (i) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee, or deferred sales charge ordinarily payable at the time of an exchange, or (ii) the fund suspends the redemption of the shares to be exchanged as permitted under the 1940 Act or the rules and regulations thereunder, or the fund to be acquired suspends the sale of its shares because it is unable to invest amounts effectively in accordance with its investment objective and policies.
In the Prospectus, each fund has notified shareholders that it reserves the right at any time, without prior notice, to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
DISTRIBUTIONS AND TAXES
DISTRIBUTIONS. If you request to have distributions mailed to you and the U.S. Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, Fidelity may reinvest your distributions at the then-current NAV. All subsequent distributions will then be reinvested until you provide Fidelity with alternate instructions.
DIVIDENDS. To the extent that each fund's income is designated as federally tax-exempt interest, the daily dividends declared by the fund are also federally tax-exempt. Short-term capital gains are distributed as dividend income, but do not qualify for the dividends-received deduction. Each fund will send each shareholder a notice in January describing the tax status of dividend and capital gain distributions (if any) for the prior year.
Shareholders are required to report tax-exempt income on their federal tax returns. Shareholders who earn other income, such as Social Security benefits, may be subject to federal income tax on up to 85% of such benefits to the extent that their income, including tax-exempt income, exceeds certain base amounts.
   Each     fund purchases municipal securities whose interest FMR
believes is free from federal income tax. Generally, issuers or other parties have entered into covenants requiring continuing compliance with federal tax requirements to preserve the tax-free status of interest payments over the life of the security. If at any time the covenants are not complied with, or if the IRS otherwise determines that the issuer did not comply with relevant tax requirements, interest payments from a security could become federally taxable retroactive to the date the security was issued. For certain types of structured securities, the tax status of the pass-through of tax-free income may also be based on the federal and state tax treatment of the structure.
As a result of the Tax Reform Act of 1986, interest on certain "private activity" securities is subject to the federal alternative minimum tax (AMT), although the interest continues to be excludable
from gross income for other tax purpose   s    . Interest from private
activity securities will be considered tax-exempt for purposes of
   Spartan Pennsylvania Municipal Income Fund's     policy of
investing so that at least 80% of its income is free from federal
income tax and    Spartan Pennsylvania Municipal Money Market
Fund's     policy of investing so that at least 80% of its income
distributions are free from federal income tax. Interest from private activity securities is a tax preference item for the purposes of determining whether a taxpayer is subject to the AMT and the amount of AMT to be paid, if any. Private activity securities issued after August 7, 1986 to benefit a private or industrial user or to finance a private facility are affected by this rule.
A portion of the gain on    municipal     bonds purchased with market
discount after April 30, 1993 and short-term capital gains distributed
by    a municipal     fund are taxable to shareholders as dividends,
not as capital gains. Dividend distributions resulting from a recharacterization of gain from the sale of bonds purchased with market discount after April 30, 1993 are not considered income for
purposes of    Spartan Pennsylvania Municipal Income Fund's     policy
of investing so that at least 80% of its income is free from federal
income tax and    Spartan Pennsylvania Municipal Money Market
Fund's     policy of investing so that at least 80% of its income
distributions    is     free from federal income tax.    Spartan
Pennsylvania Municipal Money Market Fund     may distribute any net
realized short-term capital gains and taxable market discount once a year or more often, as necessary, to maintain its net asset value at $1.00 per share.
Corporate investors should note that a tax preference item for purposes of the corporate AMT is 75% of the amount by which adjusted current earnings (which includes tax-exempt interest) exceeds the alternative minimum taxable income of the corporation. If a shareholder receives an exempt-interest dividend and sells shares at a loss after holding them for a period of six months or less, the loss
will be disallowed to the extent of the amount of    the
    exempt-interest dividend.
PENNSYLVANIA TAXES. To the extent that each fund's distributions are
derived from interest on Pennsylvania state tax-free    (municipal)
    securities, its income dividends will be exempt from the Pennsylvania personal income tax. However, distributions attributable to capital gains (whether or not from state tax-free securities) are not exempt from the Pennsylvania personal income tax. Distributions of interest earned from non-exempt obligations are not exempt from the Pennsylvania personal income tax. The funds' dividends may or may not be exempt from current or future taxes of certain Pennsylvania municipalities.
To the extent a fund's investments on the annual assessment date consist of (i) municipal obligations of the Commonwealth of Pennsylvania and its political subdivisions or municipal authorities, and (ii) obligations of the United States, including certain obligations of Puerto Rico, the Virgin Islands and Guam, and any U.S. territories or possessions whose obligations are immune from state and local taxation under federal law, collectively referred to as exempt obligations, shares purchased as an investment in either of the funds will not be taxable for purposes of the Pennsylvania county personal property tax. Any holdings other than exempt obligations may result in shares of the funds being wholly or partially subject to the taxes described above.
CAPITAL GAIN DISTRIBUTIONS. Long-term capital gains earned by each fund on the sale of securities and distributed to shareholders are federally taxable as long-term capital gains, regardless of the length of time shareholders have held their shares. If a shareholder receives a capital gain distribution on shares of a fund, and such shares are held six months or less and are sold at a loss, the portion of the loss equal to the amount of the capital gain distribution will be considered a long-term loss for tax purposes. Short-term capital gains distributed by each fund are taxable to shareholders as dividends, not
as capital gains.    The money market fund may distribute any net
realized short-term capital gains once a year or more often, as
necessary, to maintain its NAV at $1.00.     The money market fund
does not anticipate distributing long-term capital gains.
As of December 31, 1997,    Spartan Pennsylvania Municipal Income
hereby designates approximately $   172,000     as a capital gain
dividend for the purpose of the dividend-paid deduction.
As of December 31, 1997,    Spartan Pennsylvania Municipal Money
Market     had a capital loss carryforward aggregating approximately
$   60,000    . This loss carryforward, of which    $5,000,
    $   19,000    , $   10,000    , and $   26,000     will expire on
December 31, 199   8    ,    2002    ,    2003    , and    2004,
respectively, is available to offset future capital gains.
TAX STATUS OF THE FUNDS. Each fund intends to qualify each year as a "regulated investment company" for tax purposes so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company and avoid being subject to federal income or excise taxes at the fund level, each fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis and intends to comply with other tax rules applicable to regulated investment companies.
Each fund is treated as a separate entity from the other funds   , if
any, of its trust     for tax purposes.
OTHER TAX INFORMATION. The information above is only a summary of some of the tax consequences generally affecting each fund and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether a fund is suitable to their particular tax situation.
FMR
All of the stock of FMR is owned by FMR Corp., its parent organized in 1972. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominantly by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.
At present, the principal operating activities of FMR Corp. are those conducted by its division, Fidelity Investments Retail Marketing Company, which provides marketing services to various companies within the Fidelity organization.
Fidelity investment personnel may invest in securities for their own accounts pursuant to a code of ethics that sets forth all employees' fiduciary responsibilities regarding the funds, establishes procedures for personal investing and restricts certain transactions. For example, all personal trades in most securities require pre-clearance, and participation in initial public offerings is prohibited. In addition, restrictions on the timing of personal investing in relation to trades by Fidelity funds and on short-term trading have been adopted.
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board, and executive officers of the trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. All persons named as Trustees and Members of the Advisory Board also serve in similar capacities for other funds advised by FMR. The business address of each Trustee, Member of the Advisory Board, and officer who is an "interested person" (as defined in the Investment Company Act of 1940) is 82 Devonshire Street, Boston, Massachusetts 02109, which is also the address of FMR. The business address of all the other Trustees is Fidelity Investments, P.O. Box 9235, Boston, Massachusetts 02205-9235. Those Trustees who are "interested persons" by virtue of their affiliation with either the trust or FMR are indicated by an asterisk (*).
*EDWARD C. JOHNSON 3d (67), Trustee and President, is Chairman, Chief
Executive Officer and a Director of FMR Corp.; a    Director and
Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Investments Money Management, Inc. (1998), Fidelity Management & Research (U.K.) Inc., and Fidelity Management & Research (Far East) Inc.
J. GARY BURKHEAD (56), Member of the Advisory Board (1997), is Vice Chairman and a Member of the Board of Directors of FMR Corp. (1997) and President of Fidelity Personal Investments and Brokerage Group
(1997). Previously, Mr. Burkhead served as President of Fidelity Management & Research Company.
RALPH F. COX (65), Trustee, is President of RABAR Enterprises (management consulting-engineering industry, 1994). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of USA Waste Services, Inc. (non-hazardous waste, 1993), CH2M Hill Companies (engineering), Rio Grande, Inc. (oil and gas production), and Daniel Industries (petroleum measurement equipment manufacturer). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.
PHYLLIS BURKE DAVIS (66), Trustee. Prior to her retirement in September 1991, Mrs. Davis was the Senior Vice President of Corporate Affairs of Avon Products, Inc. She is currently a Director of BellSouth Corporation (telecommunications), Eaton Corporation (manufacturing, 1991), and the TJX Companies, Inc. (retail stores), and previously served as a Director of Hallmark Cards, Inc. (1985-1991) and Nabisco Brands, Inc. In addition, she is a member of the President's Advisory Council of The University of Vermont School of Business Administration.
ROBERT M. GATES (54), Trustee (1997), is a consultant, author, and lecturer (1993). Mr. Gates was Director of the Central Intelligence Agency (CIA) from 1991-1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Mr. Gates is currently a Trustee for the Forum For International Policy, a Board Member for the Virginia Neurological Institute, and a Senior Advisor of the Harvard Journal of World Affairs. In addition, Mr. Gates also serves as a member of the corporate board for LucasVarity PLC (automotive components and diesel engines), Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), and TRW Inc. (original equipment and replacement products).
E. BRADLEY JONES (70), Trustee. Prior to his retirement in 1984, Mr. Jones was Chairman and Chief Executive Officer of LTV Steel Company. He is a Director of TRW Inc. (original equipment and replacement products), Consolidated Rail Corporation, Birmingham Steel Corporation, and RPM, Inc. (manufacturer of chemical products), and he previously served as a Director of NACCO Industries, Inc. (mining and manufacturing, 1985-1995), Hyster-Yale Materials Handling, Inc.
(1985-1995), and Cleveland-Cliffs Inc   .     (mining), and as a
Trustee of First Union Real Estate Investments. In addition, he serves as a Trustee of the Cleveland Clinic Foundation, where he has also been a member of the Executive Committee as well as Chairman of the Board and President, a Trustee and member of the Executive Committee of University School (Cleveland), and a Trustee of Cleveland Clinic Florida.
DONALD J. KIRK (65), Trustee, is Executive-in-Residence (1995) at Columbia University Graduate School of Business and a financial consultant. From 1987 to January 1995, Mr. Kirk was a Professor at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Mr. Kirk is a Director of General Re Corporation (reinsurance), and he previously served as a Director of Valuation Research Corp. (appraisals and valuations, 1993-1995). In addition, he serves as Chairman of the Board of Directors of the National Arts Stabilization Fund, Chairman of the Board of Trustees of the Greenwich Hospital Association, a Member of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995), and as a Public Governor of the National Association of Securities Dealers, Inc. (1996).
*PETER S. LYNCH (54), Trustee, is Vice Chairman and Director of FMR. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991); Vice President of Fidelity Magellan Fund and FMR Growth Group Leader; and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services (1991-1992). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield (1989) and Society for the Preservation of New England Antiquities, and as an Overseer of the Museum of Fine Arts of Boston.
WILLIAM O. McCOY (64), Trustee (1997), is the Vice President of Finance for the University of North Carolina (16-school system, 1995). Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications, 1984) and President of BellSouth Enterprises (1986). He is currently a Director of Liberty Corporation (holding company, 1984), Weeks Corporation of Atlanta (real estate, 1994), Carolina Power and Light Company (electric utility, 1996), and the Kenan Transport Co. (1996). Previously, he was a Director of First American Corporation (bank holding company, 1979-1996). In addition, Mr. McCoy serves as a member of the Board of Visitors for the University of North Carolina at Chapel Hill (1994) and for the Kenan-Flager Business School (University of North Carolina at Chapel Hill, 1988).
GERALD C. McDONOUGH (68), Trustee and Chairman of the non-interested Trustees, is Chairman of G.M. Management Group (strategic advisory services). Mr. McDonough is a Director of York International Corp. (air conditioning and refrigeration), Commercial Intertech Corp. (hydraulic systems, building systems, and metal products, 1992), CUNO, Inc. (liquid and gas filtration products, 1996), and Associated Estates Realty Corporation (a real estate investment trust, 1993). Mr. McDonough served as a Director of ACME-Cleveland Corp. (metal working, telecommunications, and electronic products) from 1987-1996 and Brush-Wellman Inc. (metal refining) from 1983-1997.
MARVIN L. MANN (64), Trustee (1993) is Chairman of the Board, President, and Chief Executive Officer of Lexmark International, Inc. (office machines, 1991). Prior to 1991, he held the positions of Vice President of International Business Machines Corporation ("IBM") and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of M.A. Hanna Company (chemicals,
1993), Imation Corp. (imaging and information storage, 1997), and Infomart (marketing services, 1991), a Trammell Crow Co. In addition, he serves as the Campaign Vice Chairman of the Tri-State United Way
(1993) and is a member of the University of Alabama President's
Cabinet.
*ROBERT C. POZEN (51), Trustee (1997) and Senior Vice President, is also President and a Director of FMR (1997); and President and a
Director of F   idelity Investments Money Management,     Inc.
(199   8    ), Fidelity Management & Research (U.K.) Inc. (1997), and
Fidelity Management & Research (Far East) Inc. (1997). Previously, Mr. Pozen served as General Counsel, Managing Director, and Senior Vice President of FMR Corp.
THOMAS R. WILLIAMS (69), Trustee, is President of The Wales Group, Inc. (management and financial advisory services). Prior to retiring in 1987, Mr. Williams served as Chairman of the Board of First Wachovia Corporation (bank holding company), and Chairman and Chief Executive Officer of The First National Bank of Atlanta and First Atlanta Corporation (bank holding company). He is currently a Director of ConAgra, Inc. (agricultural products), Georgia Power Company (electric utility), National Life Insurance Company of Vermont, American Software, Inc., and AppleSouth, Inc. (restaurants, 1992). DWIGHT D. CHURCHILL (44), is Vice President of Bond Funds,
   G    roup    L    eader of the Bond Group, Senior Vice President of
FMR (1997)   , and Vice President of FIMM (1998)    . Mr. Churchill
joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-Income Investments.
BOYCE I. GREER (41), is Vice President of Money Market Funds (1997),
Group Leader of the Money Market Group (1997)   ,     Senior Vice
President of FMR (1997)   , and Vice President of FIMM (1998).     Mr.
Greer served as the Leader of the Fixed-Income Group for Fidelity Management Trust Company (1993-1995) and was Vice President and Group Leader of Municipal Fixed-Income Investments (1996-1997).
FRED L. HENNING, JR. (58) is Vice President of Fidelity's Fixed-Income
Group (1995)   ,     Senior Vice President of FMR (1995)   , and
Senior Vice President of FIMM (1998).     Before assuming his current
responsibilities, Mr. Henning was head of Fidelity's Money Market
Division.
   DIANE M. McLAUGHLIN (34), is Vice President of Spartan Pennsylvania Municipal Money Market Fund (1997), and other funds advised by FMR. Prior to her current responsibilities, Ms. McLaughlin has served as a senior trader and managed a variety of funds.
JONATHAN D. SHORT (34), is Vice President of Spartan Pennsylvania Municipal Income Fund (1997), and other funds advised by FMR. Since joining Fidelity as a municipal bond analyst in 1990, Mr. Short has assisted on Fidelity Municipal Income Fund and managed a variety of Fidelity funds.
   ERIC D. ROITER (49), Secretary (1998), is Viced President (1998) and General Counsel of FMR (1998). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997). Prior to joining Fidelity, Mr. Roiter was a partner at Debeviose & Plimpton (1981-1997) and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981).
RICHARD A. SILVER (50), Treasurer (1997), is Treasurer of the Fidelity funds and is an employee of FMR (1997). Before joining FMR, Mr. Silver served as Executive Vice President, Fund Accounting & Administration at First Data Investor Services Group, Inc. (1996-1997). Prior to 1996, Mr. Silver was Senior Vice President and Chief Financial Officer at The Colonial Group, Inc. Mr. Silver also served as Chairman of the Accounting/Treasurer's Committee of the Investment Company Institute (1987-1993).
THOMAS D. MAHER (52), Assistant Vice President, is Assistant Vice President of Fidelity's Municipal Bond Funds (1996) and of Fidelity's Money Market Funds.
JOHN H. COSTELLO (51), Assistant Treasurer, is an employee of FMR. LEONARD M. RUSH (51), Assistant Treasurer (1994), is an employee of FMR (1994). Prior to becoming Assistant Treasurer of the Fidelity funds, Mr. Rush was Chief Compliance Officer of FMR Corp. (1993-1994) and Chief Financial Officer of Fidelity Brokerage Services, Inc. (1990-1993).
THOMAS J. SIMPSON (39), Assistant Treasurer, is Assistant Treasurer of Fidelity's municipal bond funds (1996) and of Fidelity's money market funds (1996) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).
The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board of each fund for his or her services for the fiscal year ended December 31, 1997. COMPENSATION TABLE


Trustees                           Aggregate             Aggregate          Total
and                                Compensation          Compensation       Compensation
Members of the Advisory Board      from                  from               from the
                                   Spartan PA Muni        Spartan PA Muni    Fund Complex*,A
                                   Money Market    B      IncomeB

J. Gary Burkhead**              $    0                    $    0             $ 0

Ralph F. Cox                    $    97                   $    111           $    214,500

Phyllis Burke Davis             $    94                   $    109           $    210,000

Robert M. Gates***              $    53                   $    92            $    176,00    0

Edward C. Johnson 3d**          $    0                    $    0             $    0

E. Bradley Jones                $    95                   $    109           $    211,500

Donald J. Kirk                  $    95                   $    109           $    211,500

Peter S. Lynch**                $    0                    $    0             $ 0

William O. McCoy****            $    72                   $    114           $    214,500

Gerald C. McDonough             $    119                  $    137           $    264,500

Marvin L. Mann                  $    97                   $    111           $    214,500

Robert C. Pozen**               $    0                    $    0             $ 0

Thomas R. Williams              $    97                   $    111           $    214,500


* Information is for the calendar year ended December 31, 199   7
for 23   0     funds in the complex.
** Interested Trustees of the funds and Mr. Burkhead are compensated by FMR.
*** Mr. Gates was appointed to the Board of Trustees of Fidelity Municipal Trust effective March 1, 1997. Mr. Gates was elected to the Board of Trustees of Fidelity Municipal Trust II on July 16, 1997. **** Mr. McCoy was appointed to the Board of Trustees of Fidelity Municipal Trust effective January 1, 1997. Mr. McCoy was elected to the Board of Trustees of Fidelity Municipal Trust II on July 16, 1997.
A    Compensation figures include cash, amounts required to be
deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 1997, the Trustees accrued required deferred compensation from the funds as follows:
Ralph F. Cox, $75,000; Phyllis Burke Davis, $75,000; Robert M. Gates, $62,500; E. Bradley Jones, $75,000; Donald J. Kirk, $75,000; William
O. McCoy, $75,000; Gerald C. McDonough, $87,500; Marvin L. Mann, $75,000; and Thomas R. Williams, $75,000. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation as follows: Ralph F. Cox, $53,699; Marvin L. Mann, $53,699; and Thomas R. Williams, $62,462.
   B C    ompensation figures include cash, and may include amounts
required to be deferred and amounts deferred at the election of
Trustees.
Under a deferred compensation plan adopted in September 1995 and amended in November 1996 (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. Amounts deferred under the
Plan are    subject to vesting and     are treated as though
equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by the Trustees under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to the Trustee. A fund may invest in the Reference Funds under the Plan without shareholder approval.
As of    December 31    ,    1997     the Trustees, Members of the
Advisory Board, and officers of each fund owned, in the aggregate,
less than    1    % of each fund's total outstanding shares.
As o   f December 31, 1997    , the following owned of record or
beneficially 5% or more of a fund's outstanding shares:    Spartan
Pennsylvania Municipal Money Market: National Financial Services Corporation, Boston, MA (22.91%). Spartan Pennsylvania Municipal
Income: National Financial Services Corporation, Boston, MA
(9.63%).
MANAGEMENT CONTRACTS
FMR is manager of Spartan Pennsylvania Municipal Money Market pursuant to a management contract dated February 28, 1992, which was approved by Fidelity Municipal Trust as the then sole shareholder of the money market fund on February 28, 1992, in conjunction with an Agreement and Plan to convert the fund from a series of a Massachusetts business trust to a series of a Delaware business trust. The Agreement and Plan was approved by public shareholders of the money market fund on December 11, 1991. The money market fund's contract is identical to the fund's prior contract with FMR. FMR is manager of Spartan Pennsylvania Municipal Income pursuant to a management contract dated August 1, 1990, which was approved by shareholders on July 18, 1990. MANAGEMENT SERVICES. Each fund employs FMR to furnish investment advisory and other services. Under the terms of its management contract with each fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of the fund in accordance with its investment objective, policies, and limitations. FMR also provides each fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of each fund and all Trustees who are "interested persons" of the trusts or of FMR, and all personnel of each fund or FMR performing services relating to research, statistical, and investment activities.
In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the registration of each fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for each fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees.
MANAGEMENT-RELATED EXPENSES. Under the terms of each fund's management contract, FMR is responsible for payment of all operating expenses of each fund with certain exceptions. Specific expenses payable by FMR include expenses for typesetting, printing, and mailing proxy materials to shareholders, legal expenses, fees of the custodian, auditor and interested Trustees, each fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. Each fund's management contract further provides that FMR will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of each fund's transfer agent agreement, the transfer agent bears the costs of providing these services to existing shareholders. FMR also pays all fees associated with transfer agent, dividend disbursing, and shareholder services, and pricing and bookkeeping services.
FMR pays all other expenses of each fund with the following exceptions: fees and expenses of the non-interested Trustees, interest, taxes, brokerage commissions (if any), and such nonrecurring expenses as may arise, including costs of any litigation to which a fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.
   MANAGEMENT FEES.     For the services of FMR under each management
contract, Spartan Pennsylvania Municipal Money Market and Spartan Pennsylvania Municipal Income each pays FMR a monthly management fee at the annual rate of 0.50% and 0.55%, respectively, of its average net assets throughout the month.
The management fee paid to FMR by each fund is reduced by an amount equal to the fees and expenses paid by the fund to the non-interested Trustees.
The following table shows the amount of management fees paid by each fund to FMR for the past three fiscal years, and the amount of credits reducing management fees for each fund.

Fund                                  Fiscal Years Ended   Amount of          Management Fees
                                      December 31          Credits Reducing   Paid to FMR*
                                                           Management Fees

Spartan PA Muni Money    Market       1997                 $    8,083         $    1,140,903

                                      1996                 $    53,525        $ 1,180,152

                                      1995                 $    0             $ 1,133,238

Spartan PA Muni Income                1997                 $    347           $    1,444,292

                                      1996                 $    61,652        $ 1,516,877

                                      1995                 $    0             $ 1,494,332


* After reduction of fees and expenses paid by the fund to the non-interested Trustees.
FMR may, from time to time, voluntarily reimburse all or a portion of a fund's expenses (exclusive of interest, taxes, brokerage commissions, and extraordinary expenses). FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.
Expense reimbursements by FMR will increase a fund's total returns and yield, and repayment of the reimbursement by a fund will lower its total returns and yield.
To defray shareholder service costs, FMR or its affiliates also collect Spartan Pennsylvania Municipal Money Market's $5.00 exchange fee, $5.00 account closeout fee, $5.00 fee for wire purchases and
redemptions, and $2.00 checkwriting charge.    FMR formerly collected
these fees for Spartan Pennsylvania Municipal Income, excluding the checkwriting fee, which was not charged. These fees were eliminated
effective April 1, 1997.     Shareholder transaction fees and charges
collected by FMR are shown in the table below.

                                    Period Ended          Exchange       Account          Wire Fees      Checkwriting
                                    December 31                Fees        Closeout Fees                   Charges

Spartan PA Muni Money
Market                              1997                $    1,660         $    741         $    240       $    3,616

                                    1996                $ 1,970            $ 964            $ 260          $ 4,164

                                    1995                $ 2,420            $ 1,228          $ 220          $ 4,830

   Spartan PA Muni Income           1997                   $ 590              $ 360            $ 40           N/A

                                    1996                   $ 1,665            $ 1,275          $ 230          N/A

                                    1995                   $ 1,605            $ 1,120          $ 310          N/A


SUB-ADVISER. On behalf of Spartan Pennsylvania Municipal Money Market,
FMR has entered into a sub-advisory agreement with F   IMM
pursuant to which F   IMM     has primary responsibility for providing
portfolio investment management services to the fund.
Under the terms of the sub-advisory agreement, FMR pays F   IMM
fees equal to 50% of the management fee payable to FMR under its management contract with Spartan Pennsylvania Municipal Money Market.
The fees paid to F   IMM     are not reduced by any voluntary or
mandatory expense reimbursements that may be in effect from time to time.
On behalf of Spartan Pennsylvania Municipal Money Market, for the fiscal years ended December 31, 1997, 1996, and 1995, FMR paid FMR
Texas    Inc. (FMR Texas), the predecessor company to FIMM,     fees
of $   570,451    , $590,076 and $566,619, respectively.
DISTRIBUTION AND SERVICE PLANS
The Trustees have approved Distribution and Service Plan   s     on
behalf of each fund (the Plans) pursuant to Rule 12b-1 under the 1940 Act (the Rule). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plans, as approved by the Trustees, allow the funds and FMR to incur certain expenses that might be considered to constitute indirect payment by the funds of distribution expenses.
Under each Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. Each Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with the distribution of fund shares. In addition, each Plan provides that FMR, directly or through FDC, may make payments to third parties, such as banks or broker-dealers, that engage in the sale of fund shares, or provide shareholder support
services. Currently,    the Board of Trustees has authorized such
payments for each fund's shares.
   FMR made no payments either directly or through FDC to third parties for the fiscal year ended 1997.
Prior to approving each Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the fund and its shareholders. In particular, the Trustees noted that each Plan does not authorize payments by the fund other than those made to FMR under its management contract with the fund. To the extent that each Plan gives FMR and FDC greater flexibility in connection with the distribution of fund shares, additional sales of fund shares may result. Furthermore, certain shareholder support services may be provided more effectively under the Plans by local entities with whom shareholders have other relationships.
Spartan Pennsylvania Municipal Money Market's Plan was approved by shareholders, in connection with a reorganization transaction on February 28, 1992, pursuant to an Agreement and Plan of Conversion. Spartan Pennsylvania Municipal Income's Plan was approved by shareholders on December 31, 1986.
The Glass-Steagall Act generally prohibits federally and state chartered or supervised banks from engaging in the business of underwriting, selling, or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, FDC believes that the Glass-Steagall Act should not preclude a bank from performing shareholder support services, or servicing and recordkeeping functions. FDC intends to engage banks only to perform such functions. However, changes in federal or state statutes and regulations pertaining to the permissible activities of banks and their affiliates or subsidiaries, as well as further judicial or administrative decisions or interpretations, could prevent a bank from continuing to perform all or a part of the contemplated services. If a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services. In such event, changes in the operation of the funds might occur, including possible termination of any automatic investment or redemption or other services then provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein, and banks and other financial institutions may be required to register as dealers pursuant to state law.
Each fund may execute portfolio transactions with, and purchase securities issued by, depository institutions that receive payments under the Plans. No preference for the instruments of such depository institutions will be shown in the selection of investments.
CONTRACTS WITH FMR AFFILIATES
Each fund has entered into a transfer agent agreement with UMB. Under the terms of the agreements, UMB provides transfer agency, dividend disbursing, and shareholder services for each fund. UMB in turn has entered into sub-transfer agent agreements with FSC, an affiliate of FMR. Under the terms of the sub-agreements, FSC performs all processing activities associated with providing these services for each fund and receives all related transfer agency fees paid to UMB. For providing transfer agency services, FSC receives an account fee
and an asset-based fee each    paid monthly with respect to each
account in a fund. For retail accounts and certain institutional
accounts, these fees are     based on account size    and     type   .
For     certain institutional retirement accounts,    these fees are
    based on fund type.    For certain other institutional retirement
accounts, these fees are based on account type (ie., omnibus or
non-omnibus) and, for non-omnibus accounts, fund type. The     account
fees are subject to increase based on posta   ge     rate changes.
FSC also collects small account fees from certain accounts with balances of less than $2,500.
In addition, UMB receives the pro rata portion of the transfer agency fees applicable to shareholder accounts in each Fidelity Freedom Fund, a fund of funds managed by an FMR affiliate, according to the percentage of the Freedom Fund's assets that is invested in a fund. FSC pays out-of-pocket expenses associated with providing transfer agent services. In addition, FSC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.
Each fund has also entered into a service agent agreement with UMB. Under the terms of the agreements, UMB provides pricing and bookkeeping services for each fund. UMB in turn has entered into sub-service agent agreements with FSC. Under the terms of the sub-agreements, FSC performs all processing activities associated with providing these services, including calculating the NAV and dividends for each fund and maintaining each fund's portfolio and general accounting records, and receives all related pricing and bookkeeping fees paid to UMB.
For providing pricing and bookkeeping services, FSC receives a monthly fee based on each fund's average daily net assets throughout the month.
FMR bears the cost of transfer agency, dividend disbursing, and shareholder services and pricing and bookkeeping services under the terms of its management contract with each fund.
Each fund has entered into a distribution agreement with FDC, an affiliate of FMR organized as a Massachusetts corporation on July 18, 1960. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. The distribution agreements call for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered at NAV. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.
DESCRIPTION OF THE TRUSTS
TRUSTS' ORGANIZATION. Spartan Pennsylvania Municipal Income Fund is a fund (series) of Fidelity Municipal Trust (the Massachusetts trust), an open-end management investment company originally organized as a Maryland corporation on November 22, 1976, and reorganized as a Massachusetts business trust on June 22, 1984, at which time its name changed from Fidelity Municipal Bond Fund, Inc. to Fidelity Municipal Bond Fund. On March 1, 1986, the trust's name was changed to Fidelity Municipal Trust. Currently, there are seven funds of the Massachusetts trust: Fidelity Advisor Municipal Bond Fund; Spartan Aggressive Municipal Fund; Spartan Insured Municipal Income Fund; Spartan Michigan Municipal Income Fund; Spartan Minnesota Municipal Income Fund; Spartan Ohio Municipal Income Fund; and Spartan Pennsylvania Municipal Income Fund. The Massachusetts trust's Declaration of Trust permits the Trustees to create additional funds.
Spartan Pennsylvania Municipal Money Market Fund is a fund (series) of Fidelity Municipal Trust II (the Delaware trust), an open-end management investment company organized as a Delaware business trust on June 20, 1991. Currently, there are three funds of the Delaware trust: Fidelity Michigan Municipal Money Market Fund; Fidelity Ohio Municipal Money Market Fund; and Spartan Pennsylvania Municipal Money Market Fund. The Delaware trust's Trust Instrument permits the Trustees to create additional funds.
In the event that FMR ceases to be investment adviser to a trust or any of its funds, the right of the trust or the fund to use the identifying names "Fidelity" and "Spartan" may be withdrawn. There is a remote possibility that one fund might become liable for any misstatement in its prospectus or statement of additional information about another fund.
The assets of each trust received for the issue or sale of shares of each of its funds and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are especially allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund are segregated on the books of account, and are to be charged with the liabilities with respect to such fund and with a share of the general expenses of their respective trusts. Expenses with respect to the trusts are to be allocated in proportion to the asset value of their respective funds, except where allocations of direct expense can otherwise be fairly made. The officers of the trusts, subject to the general supervision of the Boards of Trustees, have the power to determine which expenses are allocable to a given fund, or which are general or allocable to all of the funds of a certain trust. In the event of the dissolution or liquidation of a trust, shareholders of each fund of that trust are entitled to receive as a class the underlying assets of such fund available for distribution.
SHAREHOLDER AND TRUSTEE LIABILITY - MASSACHUSETTS TRUST. The Massachusetts trust is an entity of the type commonly known as "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust. The Declaration of Trust provides that the Massachusetts trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the Massachusetts trust or its Trustees shall include a provision limiting the obligations created thereby to the Massachusetts trust and its assets. The Declaration of Trust provides for indemnification out of each fund's property of any shareholders held personally liable for the obligations of the fund. The Declaration of Trust also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote.
The Declaration of Trust further provides that the Trustees, if they have exercised reasonable care, will not be liable for any neglect or wrongdoing, but nothing in the Declaration of Trust protects Trustees against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.
SHAREHOLDER AND TRUSTEE LIABILITY - DELAWARE TRUST. The Delaware trust is a business trust organized under Delaware law. Delaware law provides that shareholders shall be entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. The courts of some states, however, may decline to apply Delaware law on this point. The Trust Instrument contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the Delaware trust and requires that a disclaimer be given in each contract entered into or executed by the Delaware trust or its Trustees. The Trust Instrument provides for indemnification out of each fund's property of any shareholder or former shareholder held personally liable for the obligations of the fund. The Trust Instrument also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect, and the fund is unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is extremely remote.
The Trust Instrument further provides that the Trustees shall not be personally liable to any person other than the Delaware trust or its shareholders; moreover, the Trustees shall not be liable for any conduct whatsoever, provided that Trustees are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office. VOTING RIGHTS - BOTH TRUSTS. Each fund's capital consists of shares of beneficial interest. As a shareholder, you receive one vote for each dollar value of net asset value you own. The shares have no preemptive or conversion rights; voting and dividend rights, the right of redemption, and the privilege of exchange are described in the Prospectus. Shares are fully paid and nonassessable, except as set forth under the respective "Shareholder and Trustee Liability" headings above. Shareholders representing 10% or more of a trust or one of its funds may, as set forth in the Declaration of Trust or Trust Instrument, call meetings of the trust or fund for any purpose related to the trust or fund, as the case may be, including, in the case of a meeting of an entire trust, the purpose on voting on removal of one or more Trustees.
A trust or any fund may be terminated upon the sale of its assets to (or, in the case of the Delaware trust and its funds, merger with) another open-end management investment company or series thereof, or upon liquidation and distribution of its assets. Generally such terminations must be approved by vote of the holders of a majority of the trust or the fund, as determined by the current value of each shareholder's investment in the fund or trust; however, the Trustees of the Delaware trust may, without prior shareholder approval, change the form of the organization of the Delaware trust by merger, consolidation, or incorporation. If not so terminated or reorganized, the trusts and their funds will continue indefinitely.
Under the Trust Instrument, the Trustees may, without shareholder vote, cause the Delaware trust to merge or consolidate into one or more trusts, partnerships, or corporations, so long as the surviving entity is an open-end management investment company that will succeed to or assume the Delaware trust registration statement, or cause the Delaware trust to be incorporated under Delaware law. Each fund of Fidelity Municipal Trust II may also invest all of its assets in another investment company.
CUSTODIAN. UMB Bank, n.a., 1010 Grand Avenue, Kansas City, Missouri, is custodian of the assets of the fund(s). The custodian is responsible for the safekeeping of a fund's assets and the appointment of any subcustodian banks and clearing agencies. The custodian takes no part in determining the investment policies of a fund or in deciding which securities are purchased or sold by a fund. However, a fund may invest in obligations of the custodian and may purchase securities from or sell securities to the custodian.
FMR, its officers and directors, its affiliated companies, and the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.
AUDITOR.    Coopers & Lybrand L.L.P., One Post Office Square, Boston,
Massachusetts,     serves as the trusts' independent accountant. The
auditor examines financial statements for the funds and provides other audit, tax, and related services.
FINANCIAL STATEMENTS
Each fund's financial statements and financial highlights for the fiscal year ended December 31, 1997, and reports of the auditor, are included in the funds' Annual Report, which is a separate report supplied with this SAI. The funds' financial statements, including the financial highlights, and reports of the auditor are incorporated herein by reference. For a free additional copy of the funds' Annual Report, contact Fidelity at 1-800-544-8888, 82 Devonshire Street, Boston, MA 02109.
APPENDIX
DOLLAR-WEIGHTED AVERAGE MATURITY is derived by multiplying the value of each investment by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of the fund's portfolio. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.
For example, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. When a municipal bond issuer has committed to call an issue of bonds and has established an independent escrow account that is sufficient to, and is pledged to, refund that issue, the number of days to maturity for the prerefunded bond is considered to be the number of days to the announced call date of the bonds.
The descriptions that follow are examples of eligible ratings for the funds. A fund may, however, consider the ratings for other types of investments and the ratings assigned by other rating organizations when determining the eligibility of a particular investment. DESCRIPTION OF MOODY'S INVESTORS SERVICE RATINGS OF MUNICIPAL OBLIGATIONS
Moody's ratings for short-term municipal obligations will be designated Moody's Investment Grade ("MIG"). A two-component rating is assigned to variable rate demand obligations. The first component represents an evaluation of the degree of risk associated with scheduled principal repayment and interest payments and is designated by a long-term rating, e.g., "Aaa" or "A." The second component represents an evaluation of the degree of risk associated with the demand feature and is designated "VMIG."
MIG 1/VMIG 1 - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2/VMIG 2 - This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group. DESCRIPTION OF STANDARD & POOR'S RATINGS OF MUNICIPAL NOTES
Municipal notes maturing in three years or less will likely receive a "note" rating symbol. Notes that have a put option or demand feature are assigned a dual rating. The first rating addresses the likelihood of repayment of principal and payment of interest due and for short-term obligations is designated by a note rating symbol. The second rating addresses only the demand feature, and is designated by a commercial paper rating symbol, e.g., "A-1" or "A-2."
SP-1 - Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.
SP-2 - Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
DESCRIPTION OF MOODY'S INVESTORS SERVICE RATINGS OF MUNICIPAL
OBLIGATIONS
Moody's ratings for long-term municipal obligations fall within nine categories. They range from Aaa (highest quality) to C (lowest quality). Those bonds within the Aa through B categories that Moody's believes possess the strongest credit attributes within those categories are designated by the symbol "1."
AAA - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
AA - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.
A - Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.
BAA - Bonds that are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
BA - Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B - Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
DESCRIPTION OF STANDARD & POOR'S RATINGS OF MUNICIPAL DEBT
Municipal debt issues may be designated by Standard & Poor's as either investment grade ("AAA" through "BBB") or speculative grade ("BB" through "D"). While speculative grade debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions. Ratings from AA through CCC may be modified by the addition of a plus sign (+) or minus sign (-) to show relative standing within the major rating categories.
AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.
AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.
A - Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.
BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.
B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

FIDELITY MUNICIPAL TRUST:
SPARTAN MINNESOTA MUNICIPAL INCOME FUND
CROSS REFERENCE SHEET

Form N-1A Item Number
Part A Prospectus Caption
1   Cover Page
2 a  Expenses
 b,c  Contents; The Fund at a Glance; Who May Want to Invest
3 a  Financial Highlights
 b  *
 c,d  Performance
4 a(i)  Charter
 a(ii) The Fund at a Glance; Investment Principles and Risks; Securities and Investment Practices; Fundamental Investment Policies and Restrictions
 b  Securities and Investment Practices
 c Who May Want to Invest; Investment Principles and Risks; Securities and Investment Practices
5 a  Charter
 b(i) Cover Page; The Fund at a Glance; FMR and Its Affiliates; Doing Business with Fidelity
 b(ii)  Charter
 b(iii)  Expenses; Breakdown of Expenses
 c  Charter
 d  Charter; Breakdown of Expenses
 e  Cover Page; Charter
 f  Expenses
 g  Charter
5A   Performance
6 a(i)  Charter
 a(ii) How to Buy Shares; How to Sell Shares; Investor Services; Transaction Details; Exchange Restrictions
 a(iii)  Charter
 b  *
 c  Transaction Details; Exchange Restrictions
 d  *
 e Doing Business with Fidelity; How to Buy Shares; How to Sell Shares; Investor Services
 f,g  Dividends, Capital Gains, and Taxes
 h  *
7 a  Cover Page; Charter
 b  Expenses; How to Buy Shares; Transaction Details
 c  *
 d  How to Buy Shares
 e  *
 f  Breakdown of Expenses
8   How to Sell Shares; Investor Services; Transaction Details;
Exchange Restrictions
9   *

* Not applicable

CROSS REFERENCE SHEET (CONTINUED)


Form N-1A Item Number
Part B Statement of Additional Information Caption
10a,b Cover Page
11 Cover Page
12 Description of the Trust
13a,b,c Investment Policies and Limitations d Portfolio Transactions
14a,b,c Trustees and Officers
15a,b Trustees and Officers
c Trustees and Officers
16a(i) FMR
a(ii) Trustees and Officers
a(iii),b,c Management Contract
d Contracts with FMR Affiliates
e *
f Distribution and Service Plan
g *
h Description of the Trust
i Contracts with FMR Affiliates
17a,b,c Portfolio Transactions
d,e *
18a Description of the Trust
b *
19a Additional Purchase and Redemption Information b Valuation c *
20 Distributions and Taxes
21a,b Contracts with FMR Affiliates
c *
22a,b Performance
23 Financial Statements
* Not applicable


SPARTAN(registered trademark)
MINNESOTA
MUNICIPAL INCOME
FUND
Please read this prospectus before investing, and keep it on file for future reference. It contains important information, including how the fund invests and the services available to shareholders.
To learn more about the fund and its investments, you can obtain a copy of the fund's most recent financial reports and portfolio listing, or a copy of the Statement of Additional Information (SAI) dated February 26, 1998. The SAI has been filed with the Securities and Exchange Commission (SEC) and is available along with other related materials on the SEC's Internet Web site (http://www.sec.gov). The SAI is incorporated herein by reference (legally forms a part of the prospectus). For a free copy of either document, call Fidelity at 1-800-544-8888.
Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including the possible loss of principal amount invested.
LIKE ALL MUTUAL FUNDS, THESE
SECURITIES HAVE NOT BEEN APPROVED
OR DISAPPROVED BY THE SECURITIES
AND EXCHANGE COMMISSION, NOR HAS
THE SECURITIES AND EXCHANGE
COMMISSION PASSED UPON THE
ACCURACY OR ADEQUACY OF THIS
PROSPECTUS. ANY REPRESENTATION TO
THE CONTRARY IS A CRIMINAL OFFENSE.
   MNF    -pro-0298
(fund number 082, trading symbol FIMIX)
Spartan Minnesota Municipal Income seeks a high level of current income free from federal income tax and Minnesota personal income tax. PROSPECTUS
   FEBRUARY 26, 1998    (FIDELITY_LOGO_GRAPHIC) 82 DEVONSHIRE STREET,
BOSTON, MA 02109


CONTENTS


KEY FACTS                  THE FUND AT A GLANCE

                           WHO MAY WANT TO INVEST

                           EXPENSES The fund's yearly operating
                           expenses.

                           FINANCIAL HIGHLIGHTS A summary of
                           the fund's financial data.

                           PERFORMANCE How the fund has done
                           over time.

THE FUND IN DETAIL         CHARTER How the fund is organized.

                           INVESTMENT PRINCIPLES AND RISKS The
                           fund's overall approach to investing.

                           BREAKDOWN OF EXPENSES How
                           operating costs are calculated and
                           what they include.

YOUR ACCOUNT               DOING BUSINESS WITH FIDELITY

                           TYPES OF ACCOUNTS Different ways to
                           set up your account.

                           HOW TO BUY SHARES Opening an
                           account and making additional
                           investments.

                           HOW TO SELL SHARES Taking money out
                           and closing your account.

                           INVESTOR SERVICES Services to help you
                           manage your account.

SHAREHOLDER AND            DIVIDENDS, CAPITAL GAINS,
ACCOUNT POLICIES           AND TAXES

                           TRANSACTION DETAILS Share price
                           calculations and the timing of
                           purchases and redemptions.

                           EXCHANGE RESTRICTIONS

KEY FACTS


THE FUND AT A GLANCE
GOAL: High current tax-free income for Minnesota residents. As with any mutual fund, there is no assurance that the fund will achieve its goal.
STRATEGY: Normally invests in investment-grade municipal securities whose interest is free from federal income tax and Minnesota personal income tax. Managed to generally react to changes in interest rates similarly to municipal bonds with maturities between eight and 18 years.
MANAGEMENT: Fidelity Management & Research Company (FMR) is the management arm of Fidelity Investments, which was established in 1946
and is now America's largest mutual fund manager.    Beginning January
1, 1999, Fidelity Investments Money Management, Inc. (FIMM), a subsidiary of FMR, will choose investments for the fund.
SIZE: As of December 31, 1997, the fund had over $   296 m    illion
in assets.
WHO MAY WANT TO INVEST
This non-diversified fund may be appropriate for investors in higher tax brackets who seek high current income that is free from federal and Minnesota personal income taxes. The fund's level of risk and potential reward depends on the quality and maturity of its investments. You should consider your investment objective and tolerance for risk when making an investment decision.
The value of the fund's investments and the income they generate will vary from day to day, and generally reflect interest rates, market
conditions, and other economic and political news.        When you
sell your shares, they may be worth more or less than what you paid for them. By itself, the fund does not constitute a balanced investment plan.
Non-diversified funds may invest a greater portion of their assets in securities of individual issuers than diversified funds. As a result, changes in the market value of a single issuer could cause greater fluctuations in share value than would occur in a more diversified fund.



THE SPECTRUM OF
FIDELITY FUNDS
BROAD CATEGORIES OF FIDELITY
FUNDS ARE PRESENTED HERE IN
ORDER OF ASCENDING RISK.
GENERALLY, INVESTORS SEEKING TO
MAXIMIZE RETURN MUST ASSUME
GREATER RISK. SPARTAN
MINNESOTA MUNICIPAL INCOME IS
IN THE INCOME CATEGORY.
(SOLID BULLET) MONEY MARKET SEEKS
INCOME AND STABILITY BY
INVESTING IN HIGH-QUALITY,
SHORT-TERM INVESTMENTS.
(RIGHT ARROW) INCOME SEEKS INCOME BY
INVESTING IN BONDS.
(SOLID BULLET) GROWTH AND INCOME SEEKS
LONG-TERM GROWTH AND INCOME
BY INVESTING IN STOCKS AND
BONDS.
(SOLID BULLET) GROWTH SEEKS LONG-TERM
GROWTH BY INVESTING MAINLY IN
STOCKS.
(CHECKMARK)
EXPENSES
SHAREHOLDER TRANSACTION EXPENSES are charges you may pay when you buy or sell shares of the fund. In addition, you may be charged an annual account maintenance fee if your account balance falls below $2,500.
See "Transaction Details," page        , for an explanation of how and
when these charges apply.
Sales charge on purchases        and reinvested distributions   None

Deferred sales charge on redemptions                            None

Annual account maintenance fee                                  $12.00
(for accounts under $2,500)

ANNUAL FUND OPERATING EXPENSES are paid out of the fund's assets. The fund pays a management fee to FMR. It also incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements and financial reports. The fund's expenses are factored into its share price or dividends and are not charged directly to shareholder accounts (see "Breakdown of Expenses" page ).
The following figures are based on historical expenses   , adjusted to
reflect current fees,     of the fund and are calculated as a
percentage of average net assets of the fund.
Management fee (after reimbursement)      0.36    %

12b-1 fee                              None

Other expenses                            0.19    %

Total fund operating expenses             0.55    %

EXAMPLES: Let's say, hypothetically, that the fund's annual return is 5% and that your shareholder transaction expenses and the fund's annual operating expenses are exactly as just described. For every $1,000 you invested, here's how much you would pay in total expenses if you close your account after the number of years indicated:
1 year     $    6

3 years    $    18

5 years    $    31

10 years   $    69

These examples illustrate the effect of expenses, but are not meant to suggest actual or expected expenses or returns, all of which may vary. UNDERSTANDING
EXPENSES
Operating a mutual fund
involves a variety of expenses
for portfolio management,
shareholder statements, tax
reporting, and other services.
These expenses are paid from
the fund's assets, and their
effect is already factored into
any quoted share price or
return. Also, as an investor, you
may pay certain expenses
directly.
(checkmark)
Effective April 1, 1997, FMR has voluntarily agreed to reimburse the fund to the extent that the management fee, other expenses and total operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) exceed 0.55% of its average net assets. If this agreement were not in effect, the management fee, other expenses, and total operating expenses, as a percentage of average net assets,
would have been    0.39    %,    0.19    %, and    0.58    %,
respectively.
FINANCIAL HIGHLIGHTS
The financial highlights table that follows has been audited by Coopers & Lybrand L.L.P., independent accountants. The fund's financial highlights, financial statements, and report of the auditor are included in the fund's Annual Report, and are incorporated by reference into (are legally a part of) the fund's SAI. Contact Fidelity for a free copy of the Annual Report or the SAI.
   SELECTED PER-SHARE DATA



   Years ended December
31            1997       1996       1995       1994       1993B      1992       1991       1990       1989       1988

Net asset
value,        $ 10.940   $ 11.100   $ 10.130   $ 11.520   $ 10.850   $ 10.730   $ 10.550   $ 10.520   $ 10.310   $ 9.820
beginning of period

Income from    .551       .562       .613       .633       .647       .674       .690       .699       .711       .711
Investment Operations
 Net interest income

 Net realized
and            .390       (.160)     .972       (1.310)    .670       .120       .180       .030       .210       .490
 unrealized gain (loss)

 Total from    .941       .402       1.585      (.677)     1.317      .794       .870       .729       .921       1.201
 investment operations

Less
Distributions  (.551)     (.562)     (.613)     (.633)     (.647)     (.674)     (.690)     (.699)     (.711)     (.711)
 From net interest income

 From net realized
gain           --         --         --         (.060)     --         --         --         --         --         --

 In excess of  --         --         (.002)     (.020)     --         --         --         --         --         --
 net realized gain

 Total
distributions  (.551)     (.562)     (.615)     (.713)     (.647)     (.674)     (.690)     (.699)     (.711)     (.711)

Net asset
value,        $ 11.330   $ 10.940   $ 11.100   $ 10.130   $ 11.520   $ 10.850   $ 10.730   $ 10.550   $ 10.520   $ 10.310
end of period

Total returnA 8.85%      3.78%      16.00%     (6.01)%    12.42%     7.63%      8.50%      7.22%      9.24%      12.61%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of
period        $ 297      $ 294      $ 315      $ 277      $ 342      $ 281      $ 222      $ 167      $ 131      $ 100
(In millions)

Ratio of
expenses      .56%C      .60%       .57%       .59%       .61%       .67%       .72%       .76%       .80%       .82%
to average net assets

Ratio of net interest
income        5.00%      5.15%      5.69%      5.97%      5.73%      6.25%      6.47%      6.72%      6.84%      7.06%
to average net assets

Portfolio turnover
rate          18%        17%        49%        26%        37%        12%        14%        29%        25%        31%



   A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
   B EFFECTIVE JANUARY 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INTEREST INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX
DIFFERENCES.
   C FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
PERFORMANCE
Bond fund performance can be measured as TOTAL RETURN or YIELD. The total returns that follow are based on historical fund results.
The fund's fiscal year runs from January 1 through December 31. The tables below show the fund's performance over past fiscal years compared to different measures, including a comparative index and a competitive funds average. Data for the comparative index is available only from June 30, 1993 to the present. The chart on page presents calendar year performance.
AVERAGE ANNUAL TOTAL RETURNS
Fiscal periods ended   Past 1   Past 5   Past 10
December 31, 1997      year     years    years

Spartan MN Muni Income       8.85    %       6.72    %       7.87    %

Lehman Bros. MN Enh. Muni.
Bond Index                    9.04    %      n/a          n/a


Lipper MN Muni. Debt Funds Average       8.15    %       6.48    %       7.84    %


CUMULATIVE TOTAL RETURNS
Fiscal periods ended   Past 1   Past 5   Past 10
December 31, 1997      year     years    years

Spartan MN Muni Income       8.85    %       38.46    %       113.25%

Lehman Bros. MN Enh. Muni.
Bond Index                   9.04    %      n/a          n/a


Lipper MN Muni. Debt Funds Average       8.15    %       36.90    %       112.83    %


If FMR had not reimbursed certain fund expenses during these periods, total returns would have been lower.
EXPLANATION OF TERMS
UNDERSTANDING
PERFORMANCE
YIELD illustrates the income
earned by a fund over a recent
period. 30-day yields are
usually used for bond funds.
Yields change daily, reflecting
changes in interest rates.
TOTAL RETURN reflects both the
reinvestment of income and
capital gain distributions and
any change in a fund's share
price.
(checkmark)
TOTAL RETURN is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gains. A CUMULATIVE TOTAL RETURN reflects actual performance over a stated period of time. An AVERAGE ANNUAL TOTAL RETURN is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results. YIELD refers to the income generated by an investment in the fund over a given period of time, expressed as an annual percentage rate. A TAX-EQUIVALENT YIELD shows what an investor would have to earn before taxes to equal a tax-free yield. Yields are calculated according to a standard that is required for all stock and bond funds. Because this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.
LEHMAN BROTHERS MINNESOTA ENHANCED MUNICIPAL BOND INDEX is a total return performance benchmark for Minnesota investment-grade municipal bonds with maturities of at least one year.
YEAR-BY-YEAR TOTAL RETURNS
   Calendar years 1988 1989 1990 1991 1992 1993 1994 1995 1996
1997
   SPARTAN MN MUNI INCOME 12.61% 9.24% 7.22% 8.50% 7.63% 12.42% -6.01%
16.00% 3.78% 8.85%
   Lipper MN Muni. Debt Funds

   Average 11.15% 9.59% 6.51% 10.10% 8.17% 11.92% -5.99% 15.39% 3.11%
8.15%
   Consumer Price Index 4.42% 4.65% 6.11% 3.06% 2.90% 2.75% 2.67%
2.54% 3.32% 1.70%
   Percentage (%)
Row: 1, Col: 1, Value: 12.61
Row: 2, Col: 1, Value: 9.239999999999998
Row: 3, Col: 1, Value: 7.22
Row: 4, Col: 1, Value: 8.5
Row: 5, Col: 1, Value: 7.63
Row: 6, Col: 1, Value: 12.42
Row: 7, Col: 1, Value: -6.01
Row: 8, Col: 1, Value: 16.0
Row: 9, Col: 1, Value: 3.78
Row: 10, Col: 1, Value: 8.850000000000001
   (LARGE SOLID BOX) Spartan MN Muni
   Income
Unlike the fund's returns, the total returns of the comparative index do not include the effect of any brokerage commissions, transaction fees, or other costs of investing.
THE CONSUMER PRICE INDEX is a widely recognized measure of inflation calculated by the U.S. Government.
THE COMPETITIVE FUNDS AVERAGE is the Lipper Minnesota Municipal Debt
Funds Average. As of    December 31, 1997    , the average reflected
the performance of    45     mutual funds with similar investment
objectives. This average, published by Lipper Analytical Services, Inc., excludes the effect of sales loads.
The fund's recent strategies, performance, and holdings are detailed twice a year in financial reports, which are sent to all shareholders. For current performance or a free annual report, call 1-800-544-8888. TOTAL RETURNS AND YIELDS ARE BASED ON PAST RESULTS AND ARE NOT AN INDICATION OF FUTURE PERFORMANCE.
THE FUND IN DETAIL


CHARTER
SPARTAN MINNESOTA MUNICIPAL INCOME IS A MUTUAL FUND: an investment that pools shareholders' money and invests it toward a specified goal. The fund is a non-diversified fund of Fidelity Municipal Trust, an open-end management investment company organized as a Massachusetts business trust on June 22, 1984.
THE FUND IS GOVERNED BY A BOARD OF TRUSTEES which is responsible for protecting the interests of shareholders. The trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. The trustees serve as trustees for other Fidelity funds. The majority of trustees are not otherwise affiliated with Fidelity.
THE FUND MAY HOLD SPECIAL SHAREHOLDER MEETINGS AND MAIL PROXY MATERIALS. These meetings may be called to elect or remove trustees, change fundamental policies, approve a management contract, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. Fidelity will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. The number of votes you are entitled to is based upon the dollar value of your investment.
FMR AND ITS AFFILIATES
The fund is managed by FMR, which chooses the fund's investments and
handles its business affairs.    Beginning January 1, 1999, FIMM,
located in Merrimack, New Hampshire, will have primary responsibility for providing investment management services for the fund.
Jonathan Short is    Vice President and     manager of Spartan
Minnesota Municipal Income, which he has managed since October 1995. He also manages several other Fidelity funds. Since joining Fidelity in 1990, Mr. Short has worked as an analyst and manager.
Fidelity investment personnel may invest in securities for their own accounts pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.
FIDELITY FACTS
Fidelity offers the broadest
selection of mutual funds
in the world.
(solid bullet) Number of Fidelity mutual
funds: over    226
(solid bullet) Assets in Fidelity mutual
funds: over $   529     billion
(solid bullet) Number of shareholder
accounts: over    34     million
(solid bullet) Number of investment
analysts and portfolio
managers: over    265
(checkmark)
Fidelity Distributors Corporation (FDC) distributes and markets Fidelity's funds and services.
UMB Bank, n.a. (UMB) is the fund's transfer agent, and is located at 1010 Grand Avenue, Kansas City, Missouri. UMB employs Fidelity Service Company, Inc. (FSC) to perform transfer agent servicing functions for the fund.
FMR Corp. is the ultimate parent company of FMR. Members of the Edward
C. Johnson 3d family are the predominant owners of a class of shares of common stock representing approximately 49% of the voting power of FMR Corp. Under the Investment Company Act of 1940 (the 1940 Act), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company; therefore, the Johnson family may be deemed under the 1940 Act to form a controlling group with respect to FMR Corp.
FMR may use its broker-dealer affiliates and other firms that sell fund shares to carry out the fund's transactions, provided that the fund receives brokerage services and commission rates comparable to those of other broker-dealers.
INVESTMENT PRINCIPLES AND RISKS
BOND FUNDS IN GENERAL. The yield and share price of a bond fund change daily based on changes in interest rates and market conditions, and in response to other economic, political or financial events. The types and maturities of the securities a bond fund purchases and the credit quality of their issuers will impact a bond fund's reaction to these events.
INTEREST RATE RISK. In general, bond prices rise when interest rates fall and fall when interest rates rise. Longer-term bonds are usually more sensitive to interest rate changes. In other words, the longer the maturity of a bond, the greater the impact a change in interest rates is likely to have on the bond's price. In addition, short-term interest rates and long-term interest rates do not necessarily move in the same amount or in the same direction. A short-term bond tends to react to changes in short-term interest rates and a long-term bond tends to react to changes in long-term interest rates.
ISSUER RISK. The price of a bond is affected by the credit quality of its issuer. Changes in the financial condition of an issuer, changes in general economic conditions, and changes in specific economic conditions that affect a particular type of issuer can impact the credit quality of an issuer. Lower quality bonds generally tend to be more sensitive to these changes than higher quality bonds.
MUNICIPAL MARKET RISK. Municipal securities are backed by the entity that issued them and/or other revenue streams. Municipal security values may be significantly affected by political changes as well as uncertainties in the municipal market related to taxation or the rights of municipal securities holders.
FIDELITY'S APPROACH TO BOND FUNDS. The total return from a bond includes both income and price gains or losses. In selecting investments for a bond fund, FMR considers a bond's expected income together with its potential for price gains or losses. While income is the most important component of bond returns over time, a bond fund's emphasis on income does not mean the fund invests only in the highest-yielding bonds available, or that it can avoid losses of principal.
FMR focuses on assembling a portfolio of income-producing bonds that it believes will provide the best balance between risk and return within the range of eligible investments for the fund. FMR's evaluation of a potential investment includes an analysis of the credit quality of the issuer, its structural features, its current price compared to FMR's estimate of its long-term value, and any short-term trading opportunities resulting from market inefficiencies. In structuring a bond fund, FMR allocates assets among different market sectors (for example, general obligation bonds of a state or bonds financing a specific project) and different maturities based on its view of the relative value of each sector or maturity. The performance of the fund will depend on how successful FMR is in pursuing this approach.
SPARTAN MINNESOTA MUNICIPAL INCOME seeks high current income that is free from federal income tax, and Minnesota personal income tax, by investing in investment-grade municipal securities under normal conditions. FMR normally invests the fund's assets so that at least
80% of the fund's income is    exempt     from both federal and state
income taxes.
Although the fund does not maintain an average maturity within a specified range, FMR seeks to manage the fund so that it generally reacts to changes in interest rates similarly to municipal bonds with maturities between eight and 18 years. As of December 31, 1997, the
fund's dollar-weighted average maturity was approximately    13.7
years.
The fund normally invests in municipal securities. FMR may invest all of the fund's assets in municipal securities issued to finance private activities. The interest from these securities is a tax-preference item for purposes of the federal alternative minimum tax.
The fund's performance is affected by the economic and political conditions within the state of Minnesota. Minnesota maintains a strong
agricultural base accompanied by    a significant     growth in the
service and manufacturing sectors; mining is less of a factor than in prior years.
FMR may use various techniques to hedge a portion of the fund's risks, but there is no guarantee that these strategies will work as intended. When you sell your shares of the fund, they may be worth more or less than what you paid for them.
FMR normally invests the fund's assets according to its investment strategy and does not expect to invest in federally or state taxable obligations. However, during periods when FMR believes that state tax-free obligations that meet fund standards are not available,
   the     fund may invest 20% of its assets in obligations whose
interest payments are only federally tax-exempt. The fund also reserves the right to invest without limitation in short-term instruments, to hold a substantial amount of uninvested cash, or to
invest more than normally permitted in        taxable obligations for
temporary, defensive purposes.
SECURITIES AND INVESTMENT PRACTICES
The following pages contain more detailed information about types of instruments in which the fund may invest, strategies FMR may employ in pursuit of the fund's investment objective, and a summary of related risks. Any restrictions listed supplement those discussed earlier in this section. A complete listing of the fund's limitations and more detailed information about the fund's investments are contained in the fund's SAI. Policies and limitations are considered at the time of purchase; the sale of instruments is not required in the event of a subsequent change in circumstances.
FMR may not buy all of these instruments or use all of these techniques unless it believes that they are consistent with the fund's investment objective and policies and that doing so will help the fund achieve its goal. Fund holdings and recent investment strategies are detailed in the fund's financial reports, which are sent to shareholders twice a year. For a free SAI or financial report, call 1-800-544-8888.
DEBT SECURITIES. Bonds and other debt instruments are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable, or floating rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.
Debt securities have varying levels of sensitivity to changes in interest rates and varying degrees of credit quality. In general, bond prices rise when interest rates fall, and fall when interest rates rise. Longer-term bonds and zero coupon bonds are generally more sensitive to interest rate changes.
In addition, bond prices are also affected by the credit quality of the issuer. Investment-grade debt securities are medium- and high-quality securities. Some, however, may possess speculative characteristics, and may be more sensitive to economic changes and to changes in the financial condition of issuers.
RESTRICTIONS: The fund normally invests in investment-grade securities, but reserves the right to invest up to 5% of its assets in below investment-grade securities (sometimes called "junk bonds"). A security is considered to be investment-grade if it is rated investment-grade by Moody's Investors Service (Moody's), Standard &
Poor's (S&P), Duff & Phelps Credit Rating Co., or Fitch    IBCA,
Inc.    , or is unrated but judged to be of equivalent quality by FMR.
The fund may not invest in securities judged by FMR to be of equivalent quality to those rated lower than B by Moody's or S&P. CREDIT AND LIQUIDITY SUPPORT. Issuers may employ various forms of credit and liquidity enhancement, including letters of credit, guarantees, puts and demand features, and insurance, provided by foreign or domestic entities such as banks and other financial institutions. These arrangements expose the fund to the credit risk of the entity providing the credit or liquidity support. Changes in the credit quality of the provider could affect the value of the security and the fund's share price. In addition, in the case of foreign providers of credit or liquidity support, extensive public information about the provider may not be available, and unfavorable political, economic, or governmental developments could affect its ability to honor its commitment.
MUNICIPAL SECURITIES are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, or financing for specific projects or public facilities. They may be fully or partially backed by the local government, or by the credit of a private issuer or the current or anticipated revenues from specific projects or assets. Because many municipal securities are issued to finance similar types of projects, especially those relating to education, health care, housing, transportation, and utilities, the municipal markets can be affected by conditions in those sectors. In addition, all municipal securities may be affected by uncertainties regarding their tax status, legislative changes, or rights of municipal securities holders. A municipal security may be owned directly or through a participation interest.
STATE MUNICIPAL SECURITIES include municipal obligations issued by the state of Minnesota or its counties, municipalities, authorities, or other subdivisions. The ability of issuers to repay their debt can be affected by many factors that impact the economic vitality of either the state or a region within the state.
Other state municipal securities include obligations of the U.S. territories and possessions such as Guam, the Virgin Islands, Puerto Rico, and their political subdivisions and public corporations. The economy of Puerto Rico is closely linked to the U.S. economy, and will be affected by the strength of the U.S. dollar, interest rates, the price stability of oil imports, and the continued existence of favorable tax incentives.
ASSET-BACKED SECURITIES include interests in pools of purchase contracts, financing leases, or sales agreements entered into by municipalities. The value of these securities depends on many factors, including changes in interest rates, the availability of information concerning the pool and its structure, the credit quality of the underlying assets, the market's perception of the servicer of the pool, and any credit enhancement provided. In addition, these securities may be subject to prepayment risk.
VARIABLE AND FLOATING RATE SECURITIES have interest rates that are periodically adjusted either at specific intervals or whenever a benchmark rate changes. Inverse floaters have interest rates that move in the opposite direction from a benchmark, often making the security's market value more volatile.
MUNICIPAL LEASE OBLIGATIONS are used by municipalities to acquire land, equipment, or facilities. If the municipality stops making payments or transfers its obligations to a private entity, the obligation could lose value or become taxable.
PUT FEATURES entitle the holder to put (sell back) a security to the issuer or another party. In exchange for this benefit, the fund may accept a lower interest rate. Demand features and standby commitments are types of put features.
PRIVATE ENTITIES may be involved in some municipal securities. For example, industrial revenue bonds are backed by private entities, and resource recovery bonds often involve private corporations. The viability of a project or tax incentives could affect the value and credit quality of these securities.
ADJUSTING INVESTMENT EXPOSURE. The fund can use various techniques to increase or decrease its exposure to changing security prices, interest rates, or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling options and futures contracts, and purchasing indexed securities.
FMR can use these practices to adjust the risk and return characteristics of the fund's portfolio of investments. If FMR judges market conditions incorrectly or employs a strategy that does not correlate well with the fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of the fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.
ILLIQUID AND RESTRICTED SECURITIES. Some investments may be determined by FMR, under the supervision of the Board of Trustees, to be illiquid, which means that they may be difficult to sell promptly at an acceptable price. The sale of some illiquid securities, and some other securities, may be subject to legal restrictions. Difficulty in selling securities may result in a loss or may be costly to the fund.
RESTRICTIONS: The fund may not purchase a security if, as a result, more than 10% of its assets would be invested in illiquid securities. WHEN-ISSUED AND FORWARD PURCHASE OR SALE TRANSACTIONS are trading practices in which payment and delivery for the security take place at a later date than is customary for that type of security. The market value of the security could change during this period. DIVERSIFICATION. Diversifying a fund's investment portfolio can reduce the risks of investing. This may include limiting the amount of money invested in any one issuer or, on a broader scale, in any one industry or type of project. Economic, business, or political changes can affect all securities of a similar type. A fund that is not diversified may be more sensitive to changes in the market value of a single issuer or industry.
RESTRICTIONS: The fund is considered non-diversified. Generally, to meet federal tax requirements at the close of each quarter, the fund does not invest more than 25% of its total assets in any one issuer and, with respect to 50% of total assets, does not invest more than 5% of its total assets in any issuer. These limitations do not apply to U.S. Government securities or to securities of other investment companies. The fund may invest more than 25% of its total assets in tax-free securities that finance similar types of projects.
BORROWING. The fund may borrow from banks or from other funds advised by FMR, or through reverse repurchase agreements. If the fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.
RESTRICTIONS: The fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 331/3% of its total assets. FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS
Some of the policies and restrictions discussed on the preceding pages are fundamental, that is, subject to change only by shareholder approval. The following paragraphs restate all those that are fundamental. All policies stated throughout this prospectus, other than those identified in the following paragraphs, can be changed without shareholder approval.
The fund seeks a high level of current income exempt from federal income tax and Minnesota personal income tax by investing primarily in investment-grade municipal bonds.
The fund will normally invest so that at least 80% of its income is exempt from federal and state income taxes. During periods when FMR believes that state tax-free obligations that meet the fund's standards are not available, the fund may invest up to 20% of its assets in obligations whose interest payments are only federally tax-exempt.
The fund may invest up to one-third of its assets in bonds judged by FMR to be of equivalent quality to those rated lower than BBB or Baa but not lower than B.
The fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 331/3% of its total assets.
BREAKDOWN OF EXPENSES
Like all mutual funds, the fund pays fees related to its daily operations. Expenses paid out of the fund's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.
The fund pays a MANAGEMENT FEE to FMR for managing its investments and business affairs. The fund also pays OTHER EXPENSES, which are explained on page .
FMR may, from time to time, agree to reimburse the fund for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by the fund if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be terminated at any time without notice, can decrease the fund's expenses and boost its performance.
MANAGEMENT FEE
The management fee is calculated and paid to FMR every month. The fee is calculated by adding a group fee rate to an individual fund fee
rate, multiplying the result by the fund's    monthly     average net
assets    and dividing by twelve.
The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.37%, and it drops as total assets under management increase.
For December 1997, the group fee rate was    0.1372    %. The
individual fund fee rate is 0.25%.
Because of a reimbursement arrangement, the total management fee for
the fiscal year ended December 31, 1997 was    0.37    % of the fund's
average net assets.
   Beginning January 1, 1999, FIMM will have primary responsibility for managing the fund's investments. FMR will pay FIMM 50% of its management fee (before expense reimbursements) for FIMM's services.
UNDERSTANDING THE
MANAGEMENT FEE
THE MANAGEMENT FEE FMR
RECEIVES IS DESIGNED TO BE
RESPONSIVE TO CHANGES IN FMR'S
TOTAL ASSETS UNDER
MANAGEMENT. BUILDING THIS
VARIABLE INTO THE FEE
CALCULATION ASSURES
SHAREHOLDERS THAT THEY WILL PAY
A LOWER RATE AS FMR'S ASSETS
UNDER MANAGEMENT INCREASE.
(CHECKMARK)
OTHER EXPENSES
While the management fee is a significant component of the fund's annual operating costs, the fund has other expenses as well.
UMB is the transfer and service agent for the fund. UMB has entered into sub-agreements with FSC under which FSC performs transfer agency, dividend disbursing, shareholder servicing, and accounting functions for the fund. These services include processing shareholder transactions, valuing the fund's investments, and calculating the fund's share price and dividends. Under the terms of the sub-agreements, FSC receives all related fees paid to UMB by the fund. For the fiscal year ended December 31, 1997, the fund paid transfer
agency and pricing and bookkeeping fees equal to 0.   16    % of its
average net assets. This amount is before expense reductions, if any. The fund also pays other expenses, such as legal, audit, and custodian fees; in some instances, proxy solicitation costs; and the compensation of trustees who are not affiliated with Fidelity. A broker dealer may use a portion of the commissions paid by the fund to reduce the fund's custodian or transfer agent fees.
The fund has adopted a DISTRIBUTION AND SERVICE PLAN. This plan recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with the distribution of fund shares. FMR directly, or through FDC, may make payments to third parties, such as banks or broker-dealers, that engage in the sale of, or provide shareholder support services for, the fund's shares.
Currently, the Board of Trustees    has authorized such payments.
The fund's portfolio turnover rate for the fiscal year ended December
31, 1997 was    18    %. This rate varies from year to year.
   YOUR ACCOUNT


DOING BUSINESS WITH FIDELITY
Fidelity Investments was established in 1946 to manage one of America's first mutual funds. Today, Fidelity is the largest mutual fund company in the country, and is known as an innovative provider of high-quality financial services to individuals and institutions.
In addition to its mutual fund business, the company operates one of America's leading discount brokerage firms, Fidelity Brokerage Services, Inc. (FBSI). Fidelity is also a leader in providing
tax-   advantag    ed retirement plans for individuals investing on
their own or through their employer.
Fidelity is committed to providing investors with practical information to make investment decisions. Based in Boston, Fidelity provides customers with complete service 24 hours a day, 365 days a year, through a network of telephone service centers around the country.
To reach Fidelity for general information, call these numbers:
(small solid bullet) For mutual funds, 1-800-544-8888
(small solid bullet) For brokerage, 1-800-544-7272
If you would prefer to speak with a representative in person, Fidelity has over 80 walk-in Investor Centers across the country.
TYPES OF ACCOUNTS
You may set up an account directly in the fund or, if you own or intend to purchase individual securities as part of your total investment portfolio, you may consider investing in the fund through a brokerage account.
You may purchase or sell shares of the fund through an investment professional, including a broker, who may charge you a transaction fee for this service. If you invest through FBSI, another financial institution, or an investment professional, read their program materials for any special provisions, additional service features or fees that may apply to your investment in the fund. Certain features of the fund, such as the minimum initial or subsequent investment amounts, may be modified.
The different ways to set up (register) your account with Fidelity are listed in the table that follows.
WAYS TO SET UP YOUR ACCOUNT
INDIVIDUAL OR JOINT TENANT
FOR YOUR GENERAL INVESTMENT NEEDS
Individual accounts are owned by one person. Joint accounts can have two or more owners (tenants).
GIFTS OR TRANSFERS TO A MINOR (UGMA, UTMA)
TO INVEST FOR A CHILD'S EDUCATION OR OTHER FUTURE NEEDS
These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $10,000 a year per child without paying federal gift tax. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act
(UGMA) or the Uniform Transfers to Minors Act (UTMA).
TRUST
FOR MONEY BEING INVESTED BY A TRUST
The trust must be established before an account can be opened. BUSINESS OR ORGANIZATION
FOR INVESTMENT NEEDS OF CORPORATIONS, ASSOCIATIONS, PARTNERSHIPS, OR
OTHER GROUPS
Requires a special application.
HOW TO BUY SHARES
THE PRICE TO BUY ONE SHARE of the fund is the fund's net asset value per share (NAV). The fund's shares are sold without a sales charge. Your shares will be purchased at the next NAV calculated after your
investment is received    in proper form    . The fund's NAV is
normally calculated each business day at 4:00 p.m. Eastern time.
   The fund reserves the right to reject any specific purchase order, including certain purchases by exchange. See "Exchange Restrictions" on page . Purchase orders may be refused if in FMR's opinion, they would disrupt management of a fund.
IF YOU ARE NEW TO FIDELITY, complete and sign an account application and mail it along with your check. You may also open your account in person or by wire as described on page . If there is no application accompanying this prospectus, call 1-800-544-8888.
IF YOU ALREADY HAVE MONEY INVESTED IN A FIDELITY FUND, you can:
(small solid bullet) Mail in an application with a check, or
(small solid bullet) Open your account by exchanging from another
Fidelity fund.
If you buy shares by check or Fidelity Money Line(registered trademark), and then sell those shares by any method other than by exchange to another Fidelity fund, the payment may be delayed for up to seven business days to ensure that your previous investment has cleared.
MINIMUM INVESTMENTS
TO OPEN AN ACCOUNT  $10,000
TO ADD TO AN ACCOUNT  $1,000
Through regular investment plans* $500
MINIMUM BALANCE $5,000
*FOR MORE INFORMATION ABOUT REGULAR INVESTMENT PLANS, PLEASE REFER TO
"INVESTOR SERVICES," PAGE        .
These minimums may vary for investments through Fidelity Portfolio Advisory Services. Refer to the program materials for details.

                                       TO OPEN                                TO ADD TO
                                       AN                                     AN
                                       ACCOUNT                                ACCOUNT

PHONE 1-800-544-7777 (PHONE_GRAPHIC)   (SMALL SOLID BULLET) EXCHANGE FROM     (SMALL SOLID BULLET) EXCHANGE
                                       ANOTHER FIDELITY                       FROM ANOTHER
                                       FUND ACCOUNT                           FIDELITY FUND
                                       WITH THE SAME                          ACCOUNT WITH
                                       REGISTRATION,                          THE SAME
                                       INCLUDING NAME,                        REGISTRATION,
                                       ADDRESS, AND                           INCLUDING
                                       TAXPAYER ID                            NAME,
                                       NUMBER.                                ADDRESS, AND
                                                                              TAXPAYER ID
                                                                              NUMBER.
                                                                              (SMALL SOLID BULLET) USE FIDELITY
                                                                              MONEY LINE
                                                                              TO TRANSFER
                                                                              FROM YOUR
                                                                              BANK
                                                                              ACCOUNT. CALL
                                                                              BEFORE YOUR
                                                                              FIRST USE TO
                                                                              VERIFY THAT
                                                                              THIS SERVICE IS
                                                                              IN PLACE ON
                                                                              YOUR ACCOUNT.
                                                                              MAXIMUM
                                                                              MONEY LINE:
                                                                              UP TO
                                                                              $100,000.

MAIL (MAIL_GRAPHIC)                    (SMALL SOLID BULLET) COMPLETE AND      (SMALL SOLID BULLET) MAKE YOUR
                                       SIGN THE                               CHECK PAYABLE
                                       APPLICATION.                           TO THE
                                       MAKE YOUR                              COMPLETE
                                       CHECK PAYABLE                          NAME OF THE
                                       TO THE COMPLETE                        FUND. INDICATE
                                       NAME OF THE                            YOUR FUND
                                       FUND. MAIL TO                          ACCOUNT
                                       THE ADDRESS                            NUMBER ON
                                       INDICATED ON THE                       YOUR CHECK
                                       APPLICATION.                           AND MAIL TO
                                                                              THE ADDRESS
                                                                              PRINTED ON
                                                                              YOUR ACCOUNT
                                                                              STATEMENT.
                                                                              (SMALL SOLID BULLET) EXCHANGE BY
                                                                              MAIL: CALL
                                                                              1-800-544-66
                                                                              66 FOR
                                                                              INSTRUCTIONS.

WIRE (WIRE_GRAPHIC)                    (SMALL SOLID BULLET) CALL              (SMALL SOLID BULLET) WIRE TO:
                                       1-800-544-77                           BANKERS TRUST
                                       77 TO SET UP                           COMPANY,
                                       YOUR ACCOUNT                           BANK ROUTING
                                       AND TO ARRANGE                         #02100103
                                       A WIRE                                 3,
                                       TRANSACTION.                           ACCOUNT
                                       (SMALL SOLID BULLET) WIRE WITHIN 24    #00163053.
                                       HOURS TO:                              SPECIFY THE
                                       BANKERS TRUST                          COMPLETE
                                       COMPANY,                               NAME OF THE
                                       BANK ROUTING                           FUND AND
                                       #021001033,                            INCLUDE YOUR
                                       ACCOUNT                                ACCOUNT
                                       #00163053.                             NUMBER AND
                                       SPECIFY THE                            YOUR NAME.
                                       COMPLETE NAME
                                       OF THE FUND AND
                                       INCLUDE YOUR
                                       NEW ACCOUNT
                                       NUMBER AND
                                       YOUR NAME.

IN PERSON (HAND_GRAPHIC)               (SMALL SOLID BULLET) BRING YOUR        (SMALL SOLID BULLET) BRING YOUR
                                       APPLICATION AND                        CHECK TO A
                                       CHECK TO A                             FIDELITY
                                       FIDELITY INVESTOR                      INVESTOR
                                       CENTER. CALL                           CENTER. CALL
                                       1-800-544-97                           1-800-544-97
                                       97 FOR THE                             97 FOR THE
                                       CENTER NEAREST                         CENTER NEAREST
                                       YOU.                                   YOU.

AUTOMATICALLY (AUTOMATIC_GRAPHIC)      (SMALL SOLID BULLET) NOT AVAILABLE.    (SMALL SOLID BULLET) USE FIDELITY
                                                                              AUTOMATIC
                                                                              ACCOUNT
                                                                              BUILDER. SIGN
                                                                              UP FOR THIS
                                                                              SERVICE WHEN
                                                                              OPENING YOUR
                                                                              ACCOUNT, OR
                                                                              CALL
                                                                              1-800-544-6
                                                                              666 TO ADD
                                                                              IT.



(TDD_GRAPHIC) TDD - SERVICE FOR THE DEAF AND HEARING IMPAIRED: 1-800-544-0118


HOW TO SELL SHARES
You can arrange to take money out of your fund account at any time by selling (redeeming) some or all of your shares.
THE PRICE TO SELL ONE SHARE of the fund is the fund's NAV.
Your shares will be sold at the next NAV calculated after your order
is received    in proper form    . The fund's NAV is normally
calculated each business day at 4:00 p.m. Eastern time.
IF YOU ARE SELLING SOME BUT NOT ALL OF YOUR SHARES, leave at least $5,000 worth of shares in the account to keep it open.
TO SELL SHARES BY BANK WIRE OR FIDELITY MONEY LINE, you will need to sign up for these services in advance.
CERTAIN REQUESTS MUST INCLUDE A SIGNATURE GUARANTEE. It is designed to protect you and Fidelity from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:
(small solid bullet) You wish to redeem more than $100,000 worth of shares,
(small solid bullet) Your account registration has changed within the last 30 days,
(small solid bullet) The check is being mailed to a different address than the one on your account (record address),
(small solid bullet) The check is being made payable to someone other than the account owner, or
(small solid bullet) The redemption proceeds are being transferred to a Fidelity account with a different registration.
You should be able to obtain a signature guarantee from a bank, broker (including Fidelity Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.
SELLING SHARES IN WRITING
Write a "letter of instruction" with:
(small solid bullet) Your name,
(small solid bullet) The fund's name,
(small solid bullet) Your fund account number,
(small solid bullet) The dollar amount or number of shares to be redeemed, and
(small solid bullet) Any other applicable requirements listed in the table that follows.
Unless otherwise instructed, Fidelity will send a check to the record address. Deliver your letter to a Fidelity Investor Center, or mail it to:
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
CHECKWRITING
If you have a checkbook for your account, you may write an unlimited number of checks. Do not, however, try to close out your account by check.
      ACCOUNT TYPE   SPECIAL REQUIREMENTS


PHONE 1-800-544-777 (PHONE_GRAPHIC)              ALL ACCOUNT TYPES           (SMALL SOLID BULLET) MAXIMUM
                                                                             CHECK REQUEST:
                                                                             $100,000.
                                                                             (SMALL SOLID BULLET) FOR MONEY
                                                                             LINE TRANSFERS
                                                                             TO YOUR BANK
                                                                             ACCOUNT;
                                                                             MINIMUM:
                                                                             $10;
                                                                             MAXIMUM: UP
                                                                             TO $100,000.
                                                                             (SMALL SOLID BULLET) YOU MAY
                                                                             EXCHANGE TO
                                                                             OTHER FIDELITY
                                                                             FUNDS IF BOTH
                                                                             ACCOUNTS ARE
                                                                             REGISTERED WITH
                                                                             THE SAME
                                                                             NAME(S),
                                                                             ADDRESS, AND
                                                                             TAXPAYER ID
                                                                             NUMBER.

MAIL OR IN PERSON (MAIL_GRAPHIC)(HAND_GRAPHIC)   INDIVIDUAL, JOINT           (SMALL SOLID BULLET) THE LETTER OF
                                                 TENANT,                     INSTRUCTION
                                                 SOLE PROPRIETORSHI          MUST BE
                                                 P, UGMA, UTMA               SIGNED BY ALL
                                                 TRUST                       PERSONS
                                                                             REQUIRED TO
                                                                             SIGN FOR
                                                                             TRANSACTIONS,
                                                 BUSINESS OR                 EXACTLY AS
                                                 ORGANIZATION                THEIR NAMES
                                                                             APPEAR ON THE
                                                                             ACCOUNT.
                                                                             (SMALL SOLID BULLET) THE TRUSTEE
                                                                             MUST SIGN THE
                                                 EXECUTOR,                   LETTER INDICATING
                                                 ADMINISTRATOR,              CAPACITY AS
                                                 CONSERVATOR,                TRUSTEE. IF THE
                                                 GUARDIAN                    TRUSTEE'S NAME
                                                                             IS NOT IN THE
                                                                             ACCOUNT
                                                                             REGISTRATION,
                                                                             PROVIDE A COPY
                                                                             OF THE TRUST
                                                                             DOCUMENT
                                                                             CERTIFIED WITHIN
                                                                             THE LAST 60
                                                                             DAYS.
                                                                             (SMALL SOLID BULLET) AT LEAST ONE
                                                                             PERSON
                                                                             AUTHORIZED BY
                                                                             CORPORATE
                                                                             RESOLUTION TO
                                                                             ACT ON THE
                                                                             ACCOUNT MUST
                                                                             SIGN THE LETTER.
                                                                             (SMALL SOLID BULLET) INCLUDE A
                                                                             CORPORATE
                                                                             RESOLUTION WITH
                                                                             CORPORATE SEAL
                                                                             OR A SIGNATURE
                                                                             GUARANTEE.
                                                                             (SMALL SOLID BULLET) CALL
                                                                             1-800-544-66
                                                                             66 FOR
                                                                             INSTRUCTIONS.

WIRE (WIRE_GRAPHIC)                              ALL ACCOUNT TYPES           (SMALL SOLID BULLET) YOU MUST SIGN
                                                                             UP FOR THE WIRE
                                                                             FEATURE BEFORE
                                                                             USING IT. TO
                                                                             VERIFY THAT IT IS
                                                                             IN PLACE, CALL
                                                                             1-800-544-66
                                                                             66. MINIMUM
                                                                             WIRE: $5,000.
                                                                             (SMALL SOLID BULLET) YOUR WIRE
                                                                             REDEMPTION
                                                                             REQUEST MUST
                                                                             BE RECEIVED    IN
                                                                                PROPER FORM     BY
                                                                             FIDELITY BEFORE
                                                                             4:00 P.M.
                                                                             EASTERN TIME
                                                                             FOR MONEY TO
                                                                             BE WIRED ON
                                                                             THE NEXT
                                                                             BUSINESS DAY.

CHECK (CHECK_GRAPHIC)                               ALL ACCOUNT TYPES           (SMALL SOLID BULLET) MINIMUM
                                                                                CHECK:
                                                                                $1,000.
                                                                                (SMALL SOLID BULLET) ALL ACCOUNT
                                                                                OWNERS MUST
                                                                                SIGN A
                                                                                SIGNATURE CARD
                                                                                TO RECEIVE A
                                                                                CHECKBOOK.



(TDD_GRAPHIC) TDD - SERVICE FOR THE DEAF AND HEARING IMPAIRED: 1-800-544-0118


INVESTOR SERVICES
Fidelity provides a variety of services to help you manage your account.
INFORMATION SERVICES
FIDELITY'S TELEPHONE REPRESENTATIVES are available 24 hours a day, 365 days a year. Whenever you call, you can speak with someone equipped to provide the information or service you need.
STATEMENTS AND REPORTS that Fidelity sends to you include the following:
(small solid bullet) Confirmation statements (after every transaction, except reinvestments, that affects your account balance or your account registration)
(small solid bullet) Account statements (quarterly)
(small solid bullet) Financial reports (every six months)
To reduce expenses, only one copy of most financial reports and prospectuses will be mailed to your household, even if you have more than one account in the fund. Call 1-800-544-6666 if you need copies of financial reports, prospectuses, or historical account information. 24-HOUR SERVICE
ACCOUNT ASSISTANCE
1-800-544-6666
ACCOUNT TRANSACTIONS
1-800-544-7777
PRODUCT INFORMATION
1-800-544-8888
RETIREMENT ACCOUNT ASSISTANCE
1-800-544-4774
TOUCHTONE XPRESSSM
1-800-544-5555
 AUTOMATED SERVICE
(CHECKMARK)
TRANSACTION SERVICES
EXCHANGE PRIVILEGE. You may sell your fund shares and buy shares of other Fidelity funds by telephone or in writing.
Note that exchanges out of the fund are limited to four per calendar year, and that they may have tax consequences for you. For details on policies and restrictions governing exchanges, including circumstances under which a shareholder's exchange privilege may be suspended or revoked, see page .
SYSTEMATIC WITHDRAWAL PLANS let you set up periodic redemptions from your account.
FIDELITY MONEY LINE(registered trademark) enables you to transfer money by phone between your bank account and your fund account. Most transfers are complete within three business days of your call. REGULAR INVESTMENT PLANS
One easy way to pursue your financial goals is to invest money regularly. Fidelity offers convenient services that let you transfer money into your fund account, or between fund accounts, automatically. While regular investment plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for a home, educational expenses, and other long-term financial goals.
REGULAR INVESTMENT PLANS
FIDELITY AUTOMATIC ACCOUNT BUILDERSM
TO MOVE MONEY FROM YOUR BANK ACCOUNT TO A FIDELITY FUND

MINIMUM   FREQUENCY              SETTING UP OR CHANGING
$100      MONTHLY OR QUARTERLY   (SMALL SOLID BULLET) FOR A NEW ACCOUNT, COMPLETE THE APPROPRIATE SECTION ON THE FUND
                                 APPLICATION.
                                 (SMALL SOLID BULLET) FOR EXISTING ACCOUNTS, CALL 1-800-544-6666 FOR AN APPLICATION.
                                 (SMALL SOLID BULLET) TO CHANGE THE AMOUNT OR FREQUENCY OF YOUR INVESTMENT, CALL
                                 1-800-544-6666 AT LEAST THREE BUSINESS DAYS PRIOR TO YOUR NEXT
                                 SCHEDULED INVESTMENT DATE.


DIRECT DEPOSIT
TO SEND ALL OR A PORTION OF YOUR PAYCHECK OR GOVERNMENT CHECK TO A
FIDELITY FUNDA

MINIMUM   FREQUENCY          SETTING UP OR CHANGING
$100      EVERY PAY PERIOD   (SMALL SOLID BULLET) CHECK THE APPROPRIATE BOX ON THE FUND APPLICATION, OR CALL
                             1-800-544-6666 FOR AN AUTHORIZATION FORM.
                             (SMALL SOLID BULLET) CHANGES REQUIRE A NEW AUTHORIZATION FORM.


FIDELITY AUTOMATIC EXCHANGE SERVICE
TO MOVE MONEY FROM A FIDELITY MONEY MARKET FUND TO ANOTHER FIDELITY
FUND

MINIMUM   FREQUENCY                SETTING UP OR CHANGING
$100      Monthly, bimonthly,      (small solid bullet) To establish, call 1-800-544-6666 after both accounts are opened.
          quarterly, or annually   (small solid bullet) To change the amount or frequency of your investment, call
                                   1-800-544-6666.


A BECAUSE ITS SHARE PRICE FLUCTUATES, THE FUND MAY NOT BE AN
APPROPRIATE CHOICE FOR DIRECT DEPOSIT OF YOUR ENTIRE CHECK.
   SHAREHOLDER AND ACCOUNT POLICIES


DIVIDENDS, CAPITAL GAINS, AND TAXES
The fund distributes substantially all of its net investment income and capital gains to shareholders each year. Income dividends are declared daily and paid monthly. Capital gains are normally distributed in February and December.
DISTRIBUTION OPTIONS
When you open an account, specify on your application how you want to receive your distributions. If the option you prefer is not listed on the application, call 1-800-544-6666 for instructions. The fund offers four options:
1. REINVESTMENT OPTION. Your dividend and capital gain distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.
2. INCOME-EARNED OPTION. Your capital gain distributions will be automatically reinvested, but you will be sent a check for each dividend distribution.
3. CASH OPTION. You will be sent a check for your dividend and capital gain distributions.
4. DIRECTED DIVIDENDS(registered trademark) OPTION. Your dividend and capital gain distributions will be automatically invested in another identically registered Fidelity fund.
Dividends will be reinvested at the fund's NAV on the last day of the month. Capital gain distributions will be reinvested at the NAV as of the date the fund deducts the distribution from its NAV. The mailing of distribution checks will begin within seven days, or longer for a December ex-dividend date.
UNDERSTANDING
DISTRIBUTIONS
AS A FUND SHAREHOLDER, YOU ARE
ENTITLED TO YOUR SHARE OF THE
FUND'S NET INCOME AND GAINS
ON ITS INVESTMENTS. THE FUND
PASSES ITS EARNINGS ALONG TO ITS
INVESTORS AS DISTRIBUTIONS.
THE FUND EARNS INTEREST FROM ITS
INVESTMENTS. THESE ARE PASSED
ALONG AS DIVIDEND
DISTRIBUTIONS. THE FUND MAY
REALIZE CAPITAL GAINS IF IT SELLS
SECURITIES FOR A HIGHER PRICE
THAN IT PAID FOR THEM. THESE
ARE PASSED ALONG AS CAPITAL
GAIN DISTRIBUTIONS.
(CHECKMARK)
TAXES
As with any investment, you should consider how an investment in a tax-free fund could affect you. Below are some of the fund's tax implications.
TAXES ON DISTRIBUTIONS. Interest income that the fund earns is distributed to shareholders as income dividends. Interest that is federally tax-free remains tax-free when it is distributed.
However, gain on the sale of tax-free bonds results in taxable distributions. Short-term capital gains and a portion of the gain on bonds purchased at a discount are distributed as dividends and taxed as ordinary income. Capital gain distributions are taxed as long-term capital gains. These distributions are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in December and paid in January are taxable as if they were paid on December 31. Fidelity will send you a statement showing the tax status of distributions and will report to the IRS the amount of any taxable distributions paid to you in the previous year.
The interest from some municipal securities is subject to the federal
alternative minimum tax. The fund may invest up to    100    % of its
assets in these securities. Individuals who are subject to the tax must report this interest on their tax returns.
For Minnesota residents dividends will be free from the Minnesota
personal income tax. Unless 95% or more of    the fund's
tax-exempt dividends are derived from obligations of the    s    tate
of Minnesota or its political subdivisions, all of the fund's
dividends will be subject to the Minnesota tax.    The fund
intends to meet the 95% requirement, but there is no assurance it will do so.
During the fiscal year ended December 31, 1997,    100    % of the
fund's income dividends was free from federal income tax, and
Minnesota personal income taxes.    8.79% of the fund's income
dividends was subject to the federal alternative minimum tax.
TAXES ON TRANSACTIONS. Your redemptions - including exchanges to other Fidelity funds - are subject to capital gains tax. A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them.
Whenever you sell shares of the fund, Fidelity will send you a confirmation statement showing how many shares you sold and at what price. You will also receive a consolidated transaction statement every January. However, it is up to you or your tax preparer to determine whether this sale resulted in a capital gain and, if so, the amount of tax to be paid. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains.
"BUYING A DIVIDEND." If you buy shares when the fund has realized but not yet distributed income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution.
TRANSACTION DETAILS
THE FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange
(NYSE) is open. FSC normally calculates the fund's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time.
THE FUND'S NAV is the value of a single share. The NAV is computed by adding the value of the fund's investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.
The fund's assets are valued primarily on the basis of information furnished by a pricing service or market quotations, if available, or by another method that the Board of Trustees believes accurately reflects fair value.
WHEN YOU SIGN YOUR ACCOUNT APPLICATION, you will be asked to certify that your social security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require the fund to withhold 31% of your taxable distributions and redemptions.
YOU MAY INITIATE MANY TRANSACTIONS BY TELEPHONE OR ELECTRONICALLY. Fidelity will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to redeem and exchange by telephone, call Fidelity for instructions.
IF YOU ARE UNABLE TO REACH FIDELITY BY PHONE (for example, during periods of unusual market activity), consider placing your order by mail or by visiting a Fidelity Investor Center.
THE FUND RESERVES THE RIGHT to suspend the offering of shares for a period of time.
WHEN YOU PLACE AN ORDER TO BUY SHARES, your shares will be purchased
at the next NAV calculated after your investment is received    in
proper form    . Note the following:
(small solid bullet) All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.
(small solid bullet) Fidelity does not accept cash.
(small solid bullet) When making a purchase with more than one check, each check must have a value of at least $50.
(small solid bullet) The fund reserves the right to limit the number of checks processed at one time.
(small solid bullet) If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees the fund or its transfer agent has incurred.
(small solid bullet) You begin to earn dividends as of the first business day following the day of your purchase.
TO AVOID THE COLLECTION PERIOD associated with check and Money Line purchases, consider buying shares by bank wire, U.S. Postal money order, U.S. Treasury check, Federal Reserve check, or direct deposit instead.
CERTAIN FINANCIAL INSTITUTIONS that have entered into sales agreements with FDC may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when the fund is priced on the following business day. If payment is not received by that time, the financial institution could be held liable for resulting fees or losses.
WHEN YOU PLACE AN ORDER TO SELL SHARES, your shares will be sold at
the next NAV calculated after your order is received    in proper
form    . Note the following:
(small solid bullet) Normally, redemption proceeds will be mailed to you on the next business day, but if making immediate payment could adversely affect the fund, it may take up to seven days to pay you. (small solid bullet) Shares will earn dividends through the date of redemption; however, shares redeemed on a Friday or prior to a holiday will continue to earn dividends until the next business day.
(small solid bullet) Fidelity Money Line redemptions generally will be credited to your bank account on the second or third business day after your phone call.
(small solid bullet) The fund may hold payment on redemptions until it is reasonably satisfied that investments made by check or Fidelity Money Line have been collected, which can take up to seven business days.
(small solid bullet) Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC. (small solid bullet) If you sell shares by writing a check and the amount of the check is greater than the value of your account, your check will be returned to you and you may be subject to additional charges.
FIDELITY RESERVES THE RIGHT TO DEDUCT AN ANNUAL MAINTENANCE FEE of $12.00 from accounts with a value of less than $2,500, subject to an annual maximum charge of $24.00 per shareholder. It is expected that accounts will be valued on the second Friday in November of each year. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to the transfer agent, is designed to offset in part the relatively higher costs of servicing smaller accounts. This fee will not be deducted from Fidelity brokerage accounts, retirement accounts (except non-prototype retirement accounts), accounts using regular investment plans, or if total assets with Fidelity exceed $30,000. Eligibility for the $30,000 waiver is determined by aggregating Fidelity accounts maintained by FSC or FBSI which are registered under the same social security number or which list the same social security number for the custodian of a Uniform Gifts/Transfers to Minors Act account.
IF YOUR ACCOUNT BALANCE FALLS BELOW $5,000, you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity reserves the right to close your account and send the proceeds to you. Your shares will be redeemed at the NAV on the day your account is closed.
FIDELITY MAY CHARGE A FEE FOR SPECIAL SERVICES, such as providing historical account documents, that are beyond the normal scope of its services.
FDC may, at its own expense, provide promotional incentives to qualified recipients who support the sale of shares of the fund without reimbursement from the fund. Qualified recipients are securities dealers who have sold fund shares or others, including banks and other financial institutions, under special arrangements in connection with FDC's sales activities. In some instances, these incentives may be offered only to certain institutions whose representatives provide services in connection with the sale or expected sale of significant amounts of shares.
EXCHANGE RESTRICTIONS
As a shareholder, you have the privilege of exchanging shares of the fund for shares of other Fidelity funds. However, you should note the following:
(small solid bullet) The fund you are exchanging into must be available for sale in your state.
(small solid bullet) You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number.
(small solid bullet) Before exchanging into a fund, read its prospectus.
(small solid bullet) If you exchange into a fund with a sales charge, you pay the percentage-point difference between that fund's sales charge and any sales charge you have previously paid in connection with the shares you are exchanging. For example, if you had already paid a sales charge of 2% on your shares and you exchange them into a fund with a 3% sales charge, you would pay an additional 1% sales charge.
(small solid bullet) Exchanges may have tax consequences for you. (small solid bullet) Because excessive trading can hurt fund performance and shareholders, the fund reserves the right to temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the fund per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, will be counted together for purposes of the four exchange limit.
(small solid bullet) The fund reserves the right to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
(small solid bullet) Your exchanges may be restricted or refused if the fund receives or anticipates simultaneous orders affecting significant portions of the fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the fund.
Although the fund will attempt to give you prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. The fund reserves the right to terminate or modify the exchange privilege in the future.
OTHER FUNDS MAY HAVE DIFFERENT EXCHANGE RESTRICTIONS, and may impose
   administrative     fees of up to 1.00%    and trading     fees of
up to    1.50%     of    the amount exchanged.     Check each fund's
prospectus for details.




This prospectus is printed on recycled paper using soy-based inks. SPARTAN(registered trademark) MINNESOTA MUNICIPAL INCOME FUND
A FUND OF FIDELITY MUNICIPAL TRUST
STATEMENT OF ADDITIONAL INFORMATION
FEBRUARY 26, 1998
This Statement of Additional Information (SAI) is not a prospectus but should be read in conjunction with the fund's current Prospectus (dated February 26, 1998). Please retain this document for future reference. The fund's Annual Report is a separate document supplied with this SAI. To obtain a free additional copy of the Prospectus or an Annual Report, please call Fidelity at 1-800-544-8888.
TABLE OF CONTENTS                                          PAGE



Investment Policies and Limitations

Special Considerations    Regard    ing Minnesota

Special Considerations    Regard    ing Puerto Rico

Portfolio Transactions

Valuation

Performance

Additional Purchase, Exchange and Redemption Information

Distributions and Taxes

FMR

Trustees and Officers

Management Contract

Distribution and Service Plan

Contracts with FMR Affiliates

Description of the Trust

Financial Statements

Appendix

INVESTMENT ADVISER
Fidelity Management & Research Company (FMR)
DISTRIBUTOR
Fidelity Distributors Corporation (FDC)
TRANSFER AGENT
UMB Bank, n.a. (UMB)
and Fidelity Service Company, Inc. (FSC)
MNF-ptb-0298
INVESTMENT POLICIES AND LIMITATIONS
The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.
The fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (1940
Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval. THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) issue senior securities, except as permitted under the Investment Company Act of 1940;
(2) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(3) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(4) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision of any of the foregoing) if, as a result, more than 25% of the fund's total assets would be invested in securities of companies whose principal business activities are in the same industry;
(5) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(6) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities);
(7) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or
(8) invest in companies for the purpose of exercising control or management.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, the fund currently intends to comply with certain diversification limits imposed by Subchapter M.
(ii) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(iii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iv) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (2)). The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(v) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(vi) The fund does not currently intend to engage in repurchase agreements or make loans, but this limitation does not apply to purchases of debt securities.
   For purposes of limitation (i), Subchapter M generally requires the fund to invest no more than 25% of its total assets in securities of any one issuer and to invest at least 50% of its total assets so that no more than 5% of the fund's total assets are invested in securities of any one issuer. However, Subchapter M allows unlimited investments in cash, cash items, government securities (as defined in Subchapter
M) and securities of other investment companies. These tax requirements are generally applied at the end of each quarter of the fund's taxable year.
For purposes of limitations    (4) and (i)    , FMR identifies the
issuer of a security depending on its terms and conditions. In identifying the issuer, FMR will consider the entity or entities responsible for payment of interest and repayment of principal and the source of such payments; the way in which assets and revenues of an issuing political subdivision are separated from those of other political entities; and whether a government body is guaranteeing the security.
   With respect to limitation (v), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.
For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions"
beginning on page    .
The following pages contain more detailed information about types of instruments in which the fund may invest, strategies FMR may employ in pursuit of the fund's investment objective, and a summary of related risks. FMR may not buy all of these instruments or use all of these techniques unless it believes that doing so will help the fund achieve its goal.
AFFILIATED BANK TRANSACTIONS. A fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the 1940 Act. These
transactions may    involve     repurchase agreements with custodian
banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.
DELAYED-DELIVERY TRANSACTIONS.    Securities may be bought and
sold     on a delayed-delivery or when-issued basis. These
transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser
until the security is delivered. The fund may receive fees or    price
concessions     for entering into delayed-delivery transactions.
When purchasing securities on a delayed-delivery basis,    the
purchaser     assumes the rights and risks of ownership, including the
   risks     of price and yield fluctuations    and the risk that the
security will not be issued as anticipated. Because payment for the
    securities    is not required     until the delivery date, these
risks are in addition to the risks associated with a fund's investments. If a fund remains substantially fully invested at a time when delayed-delivery purchases are outstanding, the delayed-delivery purchases may result in a form of leverage. When delayed-delivery purchases are outstanding, a fund will set aside appropriate liquid
assets in a segregated custodial account to cover    the     purchase
obligations. When a fund has sold a security on a delayed-delivery basis, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery
transaction fails to deliver or pay for the securities,    a     fund
could miss a favorable price or yield opportunity or suffer a loss.
   A fund may renegotiate a delayed delivery transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund.
FEDERALLY TAXABLE SECURITIES. Under normal conditions,    a municipal
fund     does not intend to invest in securities whose interest is
federally taxable. However, from time to time on a temporary basis,
a     municipal fund may invest a portion of its assets in
fixed-income    securities     whose interest is subject to federal
income tax.
Should a    municipal     fund invest in federally taxable
   securities,     it would purchase securities that, in FMR's
judgment, are of high quality. These would include    securities
    issued or guaranteed by the U.S. Government or its agencies or instrumentalities, obligations of domestic banks, and repurchase
agreements.    A municipal     bond fund's standards for high-quality,
taxable    securities     are essentially the same as those described
by Moody's Investors Service, Inc. (Moody's) in rating corporate obligations within its two highest ratings of Prime-1 and Prime-2, and those described by Standard & Poor's (S&P) in rating corporate obligations within its two highest ratings of A-1 and A-2.
Proposals to restrict or eliminate the federal income tax exemption
for interest on municipal    securities     are introduced before
Congress from time to time. Proposals also may be introduced before
the    Minnesota     legislature that would affect the state tax
treatment    of a municipal fund's     distributions. If such
proposals were enacted, the availability of municipal    securities
    and the value    of a municipal fund's h    oldings would be
affected and the Trustees would reevaluate the fund's investment objectives and policies.
FUTURES AND OPTIONS. The following    paragraphs     pertain to
futures and options: Asset Coverage for Futures and Options Positions, Combined Positions, Correlation of Price Changes, Futures Contracts, Futures Margin Payments, Limitations on Futures and Options Transactions, Liquidity of Options and Futures Contracts, OTC Options, Purchasing Put and Call Options, and Writing Put and Call Options. ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The fund will comply
with guidelines established by the    SEC     with respect to coverage
of options and futures strategies by mutual funds and, if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the fund's assets could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.
COMBINED POSITIONS    involve purchasing and writing options     in
combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the
overall position. For example,    purchasing a put option     and
   writing     a call option on the same underlying    instrument
would     construct a combined position whose risk and return
characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.
CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a fund's
current or anticipated investments exactly.    A fund may     invest
in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in
which    the fund typically invests,     which involves a risk that
the options or futures position will not track the performance of
   the f    und's other investments.
Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.
FUTURES CONTRACTS.    In purchasing a futures contract,     the buyer
agrees to purchase a specified underlying instrument at a specified
future date.    In selling     a futures contract, the seller agrees
to sell a specified underlying instrument at    a specified     future
date. The price at which the purchase and sale will take place is
fixed when    the buyer and seller     enter into the contract. Some
currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based
on indices of securities prices   , such as     the Bond Buyer
Municipal Bond Index. Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.
The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.
FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.
LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS. The fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission (CFTC) and the National Futures Association, which regulate trading in the futures markets. The fund intends to comply with Rule
4.5 under the Commodity Exchange Act, which limits the extent to which the fund can commit assets to initial margin deposits and option premiums.
In addition, the fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.
The above limitations on the fund's investments in futures contracts and options, and the fund's policies regarding futures contracts and options discussed elsewhere in this SAI, may be changed as regulatory agencies permit.
LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its options or futures positions could also be impaired.
OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (OTC) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.
PURCHASING PUT AND CALL OPTIONS. By purchasing a put option,    the
purchaser obtains     the right (but not the obligation) to sell the
option's underlying instrument at a fixed strike price. In return for
this right, t   he purchaser pays     the current market price for the
option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of
securities prices, and futures contracts. The    purchaser     may
terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the
   purchaser     will lose the entire premium. If the option is
exercised,     t   he purchaser c    ompletes the sale of the
underlying instrument at the strike price.    A purchaser     may also
terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.
The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss
(limited to the amount of the    premium,     plus related transaction
costs).
The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.
WRITING PUT AND CALL OPTIONS.    The writer of a put or call option
    takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it.
The writer     may seek to terminate a position in a put option before
exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put
   option,     however, the    writer     must continue to be prepared
to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its
position.    When writing an option on a futures contract, a fund will
be required to make margin payments to an FCM as described above for futures contracts.
If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.
Writing a call option obligates the writer to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases. ILLIQUID INVESTMENTS are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, FMR determines the liquidity of a fund's investments and, through reports from FMR, the Board monitors investments in illiquid instruments. In determining the liquidity of a fund's investments, FMR may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and
(5) the nature of the marketplace for trades (including the ability to assign or offset the fund's rights and obligations relating to the investment).
   Investments currently considered by FMR to be illiquid include over-the-counter options. Also, FMR may determine some restricted securities and municipal lease obligations to be illiquid. However, with respect to over-the counter options a fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the fund may have to close out the option before expiration.
   In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Board of Trustees.
INDEXED SECURITIES    are instruments     whose prices are indexed to
the prices of other securities, securities indices, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Indexed securities may have principal payments as well as coupon payments that depend on the performance of one or more interest rates. Their coupon rates or principal payments may change by several percentage points for every 1% interest rate change.
The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed, and may also be influenced by interest rate changes.
   Indexed securities may be more volatile than the underlying
instruments. Indexed     securities are    also     subject to the
credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates.
INTERFUND BORROWING AND LENDING PROGRAM. Pursuant to an exemptive
order issued by the SEC,    a     fund    may     lend money to, and
borrow money from, other funds advised by FMR or its affiliates;
however, municipal funds     currently intend to participate in this
program only as    borrowers.     A fund will borrow through the
program only when the costs are equal to or lower than the costs of
bank loans.    Interfund borrowings normally extend overnight, but can
have a maximum duration of seven days.     Loans may be called on one
day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed.
INVERSE FLOATERS have variable interest rates that typically move in
the opposite direction from    movements     in prevailing short-term
interest rate levels - rising when prevailing short-term interest rates fall, and vice versa. The prices of inverse floaters can be
considerably more volatile than    the prices of     bonds with
comparable maturities.
       LOWER-QUALITY DEBT SECURITIES.    Lower-quality debt securities
have poor protection with respect to the payment of interest and repayment of principal. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.
   The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, lower-quality debt securities will be valued in accordance with procedures established by the Board of Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing high-yield debt securities than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities.
   A     fund may choose, at its expense or in conjunction with
others,    to     pursue litigation or otherwise to exercise its
rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.
MUNICIPAL LEASES and participation interests therein may take the form of a lease, an installment purchase, or a conditional sale contract and are issued by state and local governments and authorities to acquire land or a wide variety of equipment and facilities. Generally,
   a fund will not hold these     obligations directly as a lessor of
the property, but will purchase a participation interest in a municipal obligation from a bank or other third party. A participation
interest gives    the purchaser     a specified, undivided interest in
the obligation in proportion to its purchased interest in the total
amount of th   e issue.
Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt. These may include voter referenda, interest rate limits, or public sale requirements. Leases, installment purchases, or conditional sale contracts (which normally provide for title to the leased asset to pass to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting their constitutional and statutory requirements for the issuance of debt. Many leases and contracts include "non-appropriation clauses" providing that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the appropriate legislative body on a yearly or other periodic basis. Non-appropriation clauses free the issuer from debt issuance limitations.
   MUNICIPAL     MARKET DISRUPTION RISK. The value of municipal
securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities. Any of these effects could have a significant impact on the prices of some or all of the municipal securities held by a fund.
ELECTRIC UTILITIES. The electric utilities industry has been experiencing, and will continue to experience, increased competitive pressures. Federal legislation in the last two years will open transmission access to any electricity supplier, although it is not presently known to what extent competition will evolve. Other risks include: (a) the availability and cost of fuel, (b) the availability and cost of capital, (c) the effects of conservation on energy demand,
(d) the effects of rapidly changing environmental, safety, and licensing requirements, and other federal, state, and local regulations, (e) timely and sufficient rate increases, and (f) opposition to nuclear power.
HEALTH CARE. The health care industry is subject to regulatory action by a number of private and governmental agencies, including federal, state, and local governmental agencies. A major source of revenues for the health care industry is payments from the Medicare and Medicaid programs. As a result, the industry is sensitive to legislative changes and reductions in governmental spending for such programs. Numerous other factors may affect the industry, such as general and local economic conditions; demand for services; expenses (including malpractice insurance premiums); and competition among health care providers. In the future, the following elements may adversely affect health care facility operations: adoption of legislation proposing a national health insurance program; other state or local health care reform measures; medical and technological advances which dramatically alter the need for health services or the way in which such services are delivered; changes in medical coverage which alter the traditional fee-for-service revenue stream; and efforts by employers, insurers, and governmental agencies to reduce the costs of health insurance and health care services.
HOUSING. Housing revenue bonds are generally issued by a state, county, city, local housing authority, or other public agency. They generally are secured by the revenues derived from mortgages purchased with the proceeds of the bond issue. It is extremely difficult to predict the supply of available mortgages to be purchased with the proceeds of an issue or the future cash flow from the underlying mortgages. Consequently, there are risks that proceeds will exceed supply, resulting in early retirement of bonds, or that homeowner repayments will create an irregular cash flow. Many factors may affect the financing of multi-family housing projects, including acceptable completion of construction, proper management, occupancy and rent levels, economic conditions, and changes to current laws and regulations.
REFUNDING CONTRACTS.    Securities may be purchased     on a
when-issued basis in connection with the refinancing of an issuer's outstanding indebtedness. Refunding contracts require the issuer to
sell and a purchaser    to     buy refunded municipal obligations at a
stated price and yield on a settlement date that may be several months
or several years in the future.    A purchaser g    enerally will not
be obligated to pay the full purchase price if    the issuer     fails
to perform under a refunding contract. Instead, refunding contracts generally provide for payment of liquidated damages to the issuer
(currently 15-20% of the purchase price).    A purchaser     may
secure its obligations under a refunding contract by depositing collateral or a letter of credit equal to the liquidated damages provisions of the refunding contract. When required by SEC guidelines, a fund will place liquid assets in a segregated custodial account equal in amount to its obligations under refunding contracts. REPURCHASE AGREEMENTS. In a repurchase agreement, a fund purchases a security and simultaneously commits to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security.
   As protection against     the risk that the original seller will
not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility that the value of the underlying security will be less than the resale price, as well as delays and costs to a fund in connection with bankruptcy
proceedings),    the fund will     engage in repurchase agreement
transactions with parties whose creditworthiness has been reviewed and found satisfactory by FMR.
RESTRICTED SECURITIES generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, a fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.
REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a
fund sells    a security     to another party, such as a bank or
broker-dealer, in return for cash and agrees to repurchase    that
security at an agreed-upon     price and time. While a reverse
repurchase agreement is outstanding,    a     fund will maintain
appropriate liquid assets in a segregated custodial account to cover
its obligation under the agreement.    The     fund will enter into
reverse repurchase agreements with parties whose creditworthiness has
been    r    eviewed and found satisfactory by FMR. Such transactions
may increase fluctuations in the market value of    fund     assets
and may be viewed as a form of leverage.
SOURCES OF CREDIT OR LIQUIDITY SUPPORT. FMR may rely on its evaluation of the credit of a bank or other entity in determining whether to purchase a security supported by a letter of credit guarantee, put or demand feature, insurance or other source of credit or liquidity. In evaluating the credit of a foreign bank or other foreign entities, FMR will consider whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment.
STANDBY COMMITMENTS are puts that entitle holders to same-day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of
exercise.    A     fund may acquire standby commitments to enhance the
liquidity of portfolio securities.
Ordinarily a fund will not transfer a standby commitment to a third party, although it could sell the underlying municipal security to a third party at any time. A fund may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, the fund would pay a higher price for the securities acquired, thus reducing their yield to maturity.
Issuers or financial intermediaries may obtain letters of credit or other guarantees to support their ability to buy securities on demand. FMR may rely upon its evaluation of a bank's credit in determining
whether to    purchase     an instrument supported by a letter of
credit. In evaluating a foreign bank's credit, FMR will consider whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls, or other governmental restrictions that might affect the bank's ability to honor its credit commitment. Standby commitments are subject to certain risks, including the ability of issuers of standby commitments to pay for securities at the time the commitments are exercised; the fact that standby commitments
are not    generally marketable;     and the possibility that the
maturities of the underlying securities may be different from those of the commitments.
TENDER OPTION BONDS are created by coupling an intermediate- or
long-term, fixed-rate,    municipal b    ond (generally held pursuant
to a custodial arrangement) with a tender agreement that gives the holder the option to tender the bond at its face value. As consideration for providing the tender option, the sponsor (usually a bank, broker-dealer, or other financial institution) receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par on the date of such determination. After payment of the tender option fee, a fund effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. In selecting tender option bonds, FMR will consider the creditworthiness of the issuer of the underlying bond, the custodian, and the third party provider of the tender option. In certain instances, a sponsor may terminate a tender option if, for example, the issuer of the underlying bond defaults on interest payments.
VARIABLE AND FLOATING RATE SECURITIES provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate. Some
variable or floating rate securities    are structured     with put
   features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries.
In many instances bonds and participation interests have tender
options or demand features that    permit the holder     to tender (or
put) the bonds to an institution at periodic intervals and to receive
the principal amount thereof.    Variable     rate instruments
structured in    this fashion are considered to     be essentially
equivalent to other    variable rate securities.     The IRS has not
ruled whether the interest on these instruments is    tax-exempt.
Fixed-rate     bonds that are subject to third party puts and
participation interests in such bonds held by a bank in trust o   r
otherwise may have similar features.
ZERO COUPON BONDS do not make interest payments; instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of fixed-income securities when interest rates change. In calculating a fund's dividend, a portion of the difference between a zero coupon bond's purchase price and its face value is considered income.
SPECIAL CONSIDERATIONS    REGARDING     MINNESOTA
The following only highlights some of the more significant financial trends and problems affecting Minnesota, and is based on information drawn from official statements and prospectuses relating to securities offerings of the State of Minnesota, its agencies, and instrumentalities as available on the date of this SAI. FMR has not independently verified any of the information contained in such official statements and other publicly available documents, but is not aware of any fact which would render such information inaccurate. CONSTITUTIONAL STATE REVENUE LIMITATIONS. Minnesota's constitutionally prescribed fiscal period is a biennium, and the state operates on a biennial budget basis. An agency or other entity may not expend monies in excess of its allotment. If revenues are insufficient to balance total available resources and expenditures, the State's Commissioner of Finance, with the approval of the Governor, is required to reduce allotments to the extent necessary to balance expenditures and forecast available resources for the then current biennium. The Governor may seek legislative action when a large reduction in expenditures appears necessary, and if the State's legislature is not in session the Governor is empowered to convene a special session. EFFECT OF LIMITATIONS ON ABILITY TO PAY BONDS. There are no constitutional or statutory provisions which would impair the ability of Minnesota municipalities to meet their bond obligations if the bonds have been properly issued.
MINNESOTA'S ECONOMY. The State of Minnesota relies heavily on a progressive individual income tax and a retail sales tax for revenue, which results in a fiscal system that is sensitive to economic
conditions.    Diversity and a significant natural resource base are
two important characteristics of the state's economy.     In
199   6    , the structure of the State's economy closely paralleled
the structure of the United State's economy as a whole. State employment in ten major sectors was distributed in approximately the same proportions as national employment. In all sectors, the share of total employment was within 2 percentage points of the national employment share.
During the period from 1980 to 1990, overall employment growth in Minnesota lagged behind national growth; total employment increased 17.9% in Minnesota while increasing 20.1% nationally. Most of Minnesota's relatively slower growth during this period is associated with declining agricultural employment and with the two recessions in the United States economy occurring in the early 1980s, which were more severe in Minnesota than nationwide. Minnesota non-farm
employment growth generally kept pace with the nation    in the period
    after the 1981-82 recession    ended in late 1982.     In the
period 1990 to 199   6    , non-farm employment grew    14.2    %
compared to    9.3    % nationwide. Employment data indicate that the
recession which began in July 1990 was less severe in Minnesota than in the national economy and that Minnesota's recovery has been more rapid than the nation's.
Since 1980, state per capita personal income has been within
   six     percentage points of national per capita personal income.
Minnesota per capita income    has     generally remained above the
national average during this period in spite of the early 1980s
recession and some difficult years in agriculture. In 199   6    ,
Minnesota per capita income was 10   5    .   6    % of the national
average.
Minnesota's monthly unemployment rate was generally less than the
national average during 199   5     and 199   6    , averaging
   4.0    % in 199   6    , as compared to the national average of
5.   4    %. A major continuing trend for Minnesota, as for the
nation, is the large employment gain in the service industries. In 1993, almost all private sector jobs added had been in services and in finance, insurance and real estate. Accompanying this was a decline in jobs in construction and mining.
Minnesota resident population grew from 4,085,000 in 1980 to
4,3   8    7,000 in 1990 or, at an average annual compound rate of .7 percent. In comparison, U.S. population grew at an annual compound rate of .9 percent during this period. Minnesota population is currently forecast by the U. S. Department of Commerce to grow at an
annual compound rate of .8 percent through 2005.    Minnesota
population growth accelerated during the late 1980's.
Manufacturing has proven to be a strong sector, with Minnesota employment growth in this area outperforming its U.S. counterpart in
both the 1980-1990 and 1990-199   6     periods. Minnesota's
manufacturing industries accounted for 17.4 percent of the state's employment mix in 1994. In the durable goods industries, the state's
employment in 199   6     was highly concentrated in the industrial
machinery and instrument and miscellaneous categories. Of particular
importance is the industrial machinery category in which 3   0.3    %
of the state's durable goods employment was concentrated in
199   6    , as compared to 19.   6    % for the United States as a
whole. The emphasis is partly explained by the location in the state of Unisys, IBM, Cray Research, and other computer equipment manufacturers which are included in the industrial machinery classification.
The importance of the state's rich resource base for overall employment is apparent in the employment mix in non-durable goods
industries. In 199   6    , 29.   8    % of the state's non-durable
goods employment was concentrated in food and kindred industries, and
1   7.8    % in paper and allied industries. This compares to
2   2.1    % and 8.9%, respectively, for comparable sectors in the
national economy. Both of these rely heavily on renewable resources in the state. Over half of the state's acreage is devoted to agricultural purposes, and nearly one-third to forestry. Printing and publishing is also relatively more important in Minnesota than in the U.S.
The state is situated in the midst of the family farm belt. Although a decline in jobs in agriculture is forecasted due to technological improvements and the trend away from small family farms, in
199   5     Minnesota ranked seventh among all states in total cash
receipts derived from agricultural products. In order of receipts, the six major agricultural products in 1995 were corn, dairy products,
soybeans, hogs   ,     cattle and calves   , and sugar beets    .
In 199   6    , Minnesota ranked seventh among all states in
agricultural exports. The state's major agricultural commodities
exported in 199   6    , were in order of value, feed grains and
products, soybeans and products, wheat and products, live animals and meat, vegetables and feed and fodder. The average Minnesota farm had gross farm income of $96,141 in 1995, however, expenses used up $84,951 of the income leaving the average farm net income in 1995 at $11,190, compared to the 1994 average farm net income of $18,183. Mining is currently a less significant factor in the state economy than it once was. Mining employment, primarily in the iron ore or taconite industry, dropped from 17.3 thousand in 1979 to 7.9 thousand
in 199   6    . It is not expected that mining employment will return
to 1979 levels. However, Minnesota retains vast quantities of taconite as well as copper, nickel, cobalt, and peat, which may be utilized in the future.
The fastest growing sector of the economy in Minnesota and the rest of the country is the service sector. Business services employment is projected to increase by 23% from 1989 to 1996, and health care services (exclusive of hospitals and nursing homes) is projected to grow by 18%.
In 199   6    , 3   9     Minnesota based public companies and 10
private companies reported revenues of $600 million or more. These companies are involved in a varied group of industries including agricultural and industrial commodities, manufacturing, food and kindred products and services.
   Minnesota's economy continues to outperform the forecasts. Unemployment remains well below levels observed earlier in this cycle and wage growth has been stronger than anticipated. That wage growth translates into additional income tax revenue. The state's low unemployment rate and apparent abundance of jobs also reduces the need
for increases in human services spending    .
   Net revenues for fiscal year 1997 were $16.255 billion.
   For fiscal year 1997, general fund revenues were $366 million above budget, and general fund expenses were $536 million below budget, $448 million of which was due to health and social services expenditures being less than budgeted.
   SPECIAL CONSIDERATIONS REGARDING PUERTO RICO
The following highlights some of the more significant financial trends and problems affecting the Commonwealth of Puerto Rico (the Commonwealth or Puerto Rico), and is based on information drawn from official statements and prospectuses relating to the securities offerings of Puerto Rico, its agencies and instrumentalities, as available on the date of this SAI. FMR has not independently verified any of the information contained in such official statements, prospectuses, and other publicly available documents, but is not aware of any fact which would render such information materially inaccurate. The economy of Puerto Rico is closely linked to that of the United States. In fiscal 1995, trade with the United States accounted for approximately 89% of Puerto Rico's exports and approximately 65% of its imports. In this regard, in fiscal 1995 Puerto Rico experienced a $4.6 billion positive adjusted merchandise trade balance.
Since fiscal 1985, personal income, both aggregate and per capita, has increased consistently each fiscal year. In fiscal 1995, aggregate personal income was $27.0 billion ($26.2 billion in 1992 prices) and personal per capita income was $7,296 ($7,074 in 1992 prices). Gross domestic product in fiscal 1992 was $23.7 billion and gross product in fiscal 1996 was $30.2 billion; ($26.7 billion in 1992 prices). This represents an increase in gross product of 27.5% from fiscal 1992 to 1996 (12.7% in 1992 prices). For fiscal 1997, an increase in gross domestic product of 2.7% over fiscal 1996 is forecasted. However, actual growth in the Puerto Rico economy will depend on several factors including the condition of the U.S. economy, the exchange value of the U.S. dollar, the price stability of oil imports, any increase or decrease in the number of visitors to the island, the level of exports, the level of federal transfers, and the cost of borrowing.
Puerto Rico's economy continued to expand throughout the five-year period from fiscal 1992 through fiscal 1996. Almost every sector of the economy participated, and record levels of employment were achieved. Factors behind the continued expansion included government-sponsored economic development programs, periodic declines in the exchange value of the U.S. dollar, the level of federal transfers, and the relatively low cost of borrowing funds during the period.
Puerto Rico has made marked improvements in fighting unemployment. Unemployment is at a low level compared to that of the late 1970s, but it still remains significantly above the U.S. average and has been increasing in recent years. Despite long-term improvements, the unemployment rate rose from 16.5% to 16.8% from fiscal 1992 to fiscal 1993. However, by the end of fiscal 1994, the unemployment rate dropped to 15.9% and as of the end of fiscal 1996, stands at 13.8%. Despite this downturn, there is a possibility that the unemployment rate will increase.
Manufacturing is the largest sector in the economy accounting for $17.7 billion or 41.8% of gross domestic product in fiscal 1995. Manufacturing has experienced a basic change over the years as a result of the influx of higher wage, high technology industries such as the pharmaceutical industry, electronics, computers, microprocessors, scientific instruments and high technology machinery. The service sector, which includes finance, insurance, real estate, wholesale and retail trade, hotels and related services and other services, ranks second in its contribution to gross domestic product and is the sector that employs the greatest number of people. In fiscal 1995, the service sector generated $15.9 billion in gross domestic product or 37.5% of the total. Employment in this sector grew from 449,000 in fiscal 1992 to 527,000 in fiscal 1996, a cumulative increase of 17.6%, which increase was greater than the 11.8% cumulative growths in employment over the same period, providing 46.7% of total employment. The government sector of the Commonwealth plays an important role in the economy of the island. In fiscal year 1995, the government accounted for $4.5 billion or 10.6% of Puerto Rico's gross domestic product and provided 21.7% of the total employment. Tourism also contributes significantly to the island economy, accounting for $1.8 billion of gross domestic product in fiscal 1995. The present administration has developed and is implementing a new economic development program which is based on the premise that the private sector should provide the primary impetus for economic development and growth. This new program, which is referred to as the New Economic Model, promotes changing the role of the government from one of being a provider of most basic services to that of a facilitator for private sector initiatives and encourages private sector investment by reducing government-imposed regulatory restraints.
The New Economic Model contemplates the development of initiatives that will foster private investment in, and private management of, sectors that are served more efficiently and effectively by the private enterprise. One of these initiatives has been the adoption of a new tax code intended to expand the tax base, reduce top personal and corporate tax rates, and simplify the tax system.
The New Economic Model also seeks to identify and promote areas in which Puerto Rico can compete more effectively in the global markets. Tourism has been identified as one such area because of its potential for job creation and contribution to the gross product. In 1993, a new Tourism Incentives Act and a Tourism Development Fund were implemented in order to provide special tax incentives and financing for the development of new hotel projects and the tourism industry. As a result of these initiatives, new hotels have been constructed or are under construction which have increased the number of hotel rooms on the island from 8,415 in fiscal 1992 to 10,345 in fiscal 1996 and to 12,250 by the end of fiscal 1997.
The New Economic Model also seeks to reduce the size of the government's direct contribution to gross domestic product. As part of this goal, the government has transferred certain governmental operations and sold a number of its assets to private parties. Among these are: (i) the sale of the assets of the Puerto Rico Maritime Authority; (ii) the execution of a five-year management agreement for the operation and management of the Aqueducts and Sewer Authority by a private company; (iii) the execution by the Aqueducts and Sewer Authority of a construction and operating agreement with a private consortium for the design, construction, and operation of an approximately 75 million gallon per day water pipeline to the San Juan metropolitan area from the Dos Bocas reservoir in Utuado; and (iv) the execution by the Electric Power Authority of power purchase contracts with private power producers under which two cogeneration plants (with a total capacity of 800 megawatts) will be constructed.
As part of the government's program to facilitate the provision of private health services, in 1994 a new health insurance program was started in the Fajardo region to provide qualifying Puerto Rico residents with comprehensive health insurance coverage. In conjunction with this program certain public health facilities are being privatized. The administration's goal is to provide universal health insurance for such qualifying residents. The total cost of this program will depend on the number of municipalities included and the total number of participants. As of June 30, 1996, over 760,000 persons were participating in the program at an annual cost to the Commonwealth of approximately $296 million.
One of the factors assisting the development of the manufacturing sector in Puerto Rico has been the federal and Commonwealth tax incentives available, most notably section 936 of the Internal Revenue Code of 1986, as amended ("Section 936") and the Commonwealth's Industrial Incentives Program. The Industrial Incentives Program, through the 1987 Industrial Incentives Act, grants corporations engaged in certain qualified activities a fixed 90% exemption from Commonwealth income and property taxes and a 60% exemption from municipal license taxes during a 10, 15, 20, or 25 year period depending on location.
For many years, U.S. companies operating in Puerto Rico enjoyed a special tax credit that was available under Section 936 of the Code. Originally, the credit provided an effective 100% federal tax exemption for operating and qualifying investment income from Puerto Rico sources. Amendments to Section 936 made in 1993 (the "1993 Amendments") instituted two alternative methods for calculating the tax credit and limited the amount of the credit that a qualifying company could claim. These limitations are based on a percentage of qualifying income (the "percentage of income limitation") and on qualifying expenditures on wages and other wage related benefits (the "economic activity limitation" or "wage credit limitation"). As a result of amendments incorporated in the Small Business Job Protection Act of 1996 enacted by the U.S. Congress and signed into law by President Clinton on August 20, 1996 (the "1996 Amendments"), the tax credit is now being phased out over a ten-year period for existing claimants and is no longer available for corporations that establish operations in Puerto Rico after October 13, 1995 (including existing
Section 936 Corporations (as defined below) to the extent substantially new operations are established in Puerto Rico). The 1996 Amendments also moved the credit based on the economic activity limitation to Section 30A of the Code and phased it out over 10 years. In addition, the 1996 Amendments eliminated the credit previously available for income derived from certain qualified investments in Puerto Rico. The Section 30A Credit and the remaining Section 936 credit are discussed below.
SECTION 30A. The 1996 Amendments added a new Section 30A to the Code.
Section 30A permits a "qualifying domestic corporation" ("QDC") that meets certain gross income tests (which are similar to the 80% and 75% gross income tests of Section 936 of the Code discussed below) to claim a credit (the "Section 30A Credit") against the federal income tax imposed on taxable income derived from sources outside the United States from the active conduct of a trade or business in Puerto Rico or from the sale of substantially all the assets used in such business ("possession income").
A QDC is a U.S. corporation which (i) was actively conducting a trade or business in Puerto Rico on October 13, 1995, (ii) had a Section 936 election in effect for its taxable year that included October 13, 1995, (iii) does not have in effect an election to use the percentage limitation of Section 936(a)(4)(B) of the Code, and (iv) does not add a "substantial new line of business."
The Section 30A Credit is limited to the sum of (i) 60% of qualified possession wages as defined in the Code, which includes wages up to 85% of the maximum earnings subject to the OASDI portion of Social Security taxes plus an allowance for fringe benefits of 15% of qualified possession wages, (ii) a specified percentage of depreciation deductions ranging between 15% and 65%, based on the class life of tangible property, and (iii) a portion of Puerto Rico income taxes paid by the QDC, up to a 9% effective tax rate (but only if the QDC does not elect the profit-split method for allocating income from intangible property).
A QDC electing Section 30A of the Code may compute the amount of its active business income, eligible for the Section 30A Credit, by using either the cost sharing formula, the profit-split formula, or the cost-plus formula, under the same rules and guidelines prescribed for such formulas as provided under Section 936 (see discussion below). To be eligible for the first two formulas, the QDC must have a significant presence in Puerto Rico.
In the case of taxable years beginning after December 31, 2001, the amount of possession income that would qualify for the Section 30A Credit would be subject to a cap based on the QDC's possession income for an average adjusted base period ending before October 14, 1995.
Section 30A applies only to taxable years beginning after December 31, 1995 and before January 1, 2006.
SECTION 936. Under Section 936 of the Code, as amended by the 1996 Amendments, and as an alternative to the Section 30A Credit, U.S. corporations that meet certain requirements and elect its application ("Section 936 Corporations") are entitled to credit against their U.S. corporate income tax, the portion of such tax attributable to income derived from the active conduct of a trade or business within Puerto Rico ("active business income") and from the sale or exchange of substantially all assets used in the active conduct of such trade or business. To qualify under Section 936 in any given taxable year, a corporation must derive for the three-year period immediately preceding the end of such taxable year, (i) 80% or more of its gross income from sources within Puerto Rico, and (ii) 75% or more of its gross income from the active conduct of a trade or business in Puerto Rico.
Under Section 936, a Section 936 Corporation may elect to compute its active business income, eligible for the Section 936 credit, under one of three formulas: (A) a cost-sharing formula, whereby it is allowed to claim all profits attributable to manufacturing intangibles, and other functions carried out in Puerto Rico, provided it contributes to the research and development expenses of its affiliated group or pays certain royalties; (B) a profit-split formula, whereby it is allowed to claim 50% of the net income of its affiliated group from the sale of products manufactured in Puerto Rico; or (C) a cost-plus formula, whereby it is allowed to claim a reasonable profit on the manufacturing costs incurred in Puerto Rico. To be eligible for the first two formulas, the Section 936 Corporation must have a significant business presence in Puerto Rico for purposes of the
Section 936 rules.
As a result of the 1993 Amendments and the 1996 Amendments, the
Section 936 credit is only available to companies that elect the percentage of income limitation and is limited in amount to 40% of the credit allowable prior to the 1993 Amendments, subject to a five-year phase-in period from 1994 to 1998 during which period the percentage of the allowable credit is reduced from 60% to 40%.
In the case of taxable years beginning on or after 1998, the possession income subject to the Section 936 credit will be subject to a cap based on the Section 936 Corporation's possession income for an average adjusted base period ending on October 14, 1995. The Section 936 credit is eliminated for taxable years beginning in 2006.
OUTLOOK. It is not possible at this time to determine the long-term effect on the Puerto Rico economy of the enactment of the 1996 Amendments to Section 936. The Government of Puerto Rico does not believe there will be short-term or medium-term material adverse effects on Puerto Rico's economy as a result of the enactment of the 1996 Amendments. The Government of Puerto Rico further believes that during the phase-out period sufficient time exists to implement additional incentive programs to safeguard Puerto Rico's competitive position. Additionally, the Governor intends to propose a new federal incentive program similar to what is now provided under Section 30A. Such program would provide U.S. companies a tax credit based on qualifying wages paid, other wage related expenses such as fringe benefits, depreciation expenses for certain tangible assets, and research and development expenses, and would restore the credit granted to passive income under Section 936 prior to its repeal by the 1996 Amendments. Under the Governor's proposal, the credit granted to qualifying companies would continue in effect until Puerto Rico shows, among other things, substantial economic improvements in terms of certain economic parameters.
PORTFOLIO TRANSACTIONS
All orders for the purchase or sale of portfolio securities are placed on behalf of the funds by FMR pursuant to authority contained in the fund's management contract. FMR is also responsible for the placement of transaction orders for other investment companies and accounts for which it or its affiliates act as investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, FMR considers various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; and the reasonableness of any commissions.
The fund may execute portfolio transactions with broker-dealers who provide research and execution services to the fund or other accounts over which FMR or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities; and the availability of securities or the purchasers or sellers of securities. In addition, such broker-dealers may furnish analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; effect securities transactions, and perform functions incidental thereto (such as clearance and settlement). The selection of such broker-dealers generally is made by FMR (to the extent possible consistent with execution considerations) based upon the quality of research and execution services provided.
The receipt of research from broker-dealers that execute transactions on behalf of the fund may be useful to FMR in rendering investment management services to the fund or its other clients, and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other FMR clients may be useful to FMR in carrying out its obligations to the fund. The receipt of such research has not reduced FMR's normal independent research activities; however, it enables FMR to avoid the additional expenses that could be incurred if FMR tried to develop comparable information through its own efforts. Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause the fund to pay such higher commissions, FMR must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or FMR's overall responsibilities to the fund and its other clients. In reaching this determination, FMR will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what portion of the compensation should be related to those services.
FMR is authorized to use research services provided by and to place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the fund, or shares of other Fidelity funds to the extent permitted by law. FMR may use research services provided by and place agency transactions with National Financial Services Corporation (NFSC), an indirect subsidiary of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services.
Section 11(a) of the Securities Exchange Act of 1934 prohibits members of national securities exchanges from executing exchange transactions for accounts which they or their affiliates manage, unless certain requirements are satisfied. Pursuant to such requirements, the Board of Trustees has authorized NFSC to execute portfolio transactions on national securities exchanges in accordance with approved procedures and applicable SEC rules.
The Trustees periodically review FMR's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund and review the commissions paid by the fund over representative periods of time to determine if they are reasonable in relation to the benefits to the fund.
For the fiscal periods ended December 31, 1997 and 1996, the fund's
portfolio turnover rates were    18    % and 17%, respectively.
   For the fiscal years ended December 31, 1997, 1996, and 1995, the fund paid no brokerage commissions.
   During the fiscal year ended December 31, 1997, the fund paid no fees to brokerage firms that provided research services.
From time to time the Trustees will review whether the recapture for the benefit of the fund of some portion of the brokerage commissions or similar fees paid by the fund on portfolio transactions is legally permissible and advisable. The fund seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for the fund to seek such recapture.
Although the Trustees and officers of the fund are substantially the same as those of other funds managed by FMR, investment decisions for the fund are made independently from those of other funds managed by FMR or accounts managed by FMR affiliates. It sometimes happens that the same security is held in the portfolio of more than one of these funds or accounts. Simultaneous transactions are inevitable when several funds and accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or account.
When two or more funds are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable for each fund. In some cases this system could have a detrimental effect on the price or value of the security as far as the fund is concerned. In other cases, however, the ability of the fund to participate in volume transactions will produce better executions and prices for the fund. It is the current opinion of the Trustees that the desirability of retaining FMR as investment adviser to the fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.
VALUATION
Fidelity Service Company, Inc. (FSC) normally determines the fund's net asset value per share (NAV) as of the close of the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time). The valuation of portfolio securities is determined as of this time for the purpose of computing the fund's NAV.
Portfolio securities are valued by various methods. If quotations are not available, fixed-income securities are usually valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Use of pricing services has been approved by the Board of Trustees. A number of pricing services are available, and the fund may use various pricing services or discontinue the use of any pricing service.
Futures contracts and options are valued on the basis of market quotations, if available.
Securities and other assets for which there is no readily available market value are valued in good faith by a committee appointed by the Board of Trustees. The procedures set forth above need not be used to determine the value of the securities owned by the fund if, in the opinion of a committee appointed by the Board of Trustees, some other method would more accurately reflect the fair market value of such securities.
PERFORMANCE
The fund may quote performance in various ways. All performance information supplied by the fund in advertising is historical and is not intended to indicate future returns. The fund's share price, yield, and total return fluctuate in response to market conditions and other factors, and the value of fund shares when redeemed may be more or less than their original cost.
YIELD CALCULATIONS. Yields for the fund are computed by dividing the fund's interest income for a given 30-day or one-month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the fund's net asset value (NAV) at the end of the period, and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond funds. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation.
Income calculated for the purposes of calculating the fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding of income assumed in yield calculations, the fund's yield may not equal its distribution rate, the income paid to your account, or the income reported in the fund's financial statements.
Yield information may be useful in reviewing the fund's performance and in providing a basis for comparison with other investment alternatives. However, the fund's yield fluctuates, unlike investments that pay a fixed interest rate over a stated period of time. When comparing investment alternatives, investors should also note the quality and maturity of the portfolio securities of respective investment companies they have chosen to consider.
Investors should recognize that in periods of declining interest rates the fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the fund's holdings, thereby reducing the fund's current yield. In periods of rising interest rates, the opposite can be expected to occur.
The fund's tax-equivalent yield is the rate an investor would have to earn from a fully taxable investment before taxes to equal the fund's tax-free yield. Tax-equivalent yields are calculated by dividing the fund's yield by the result of one minus a stated combined federal and state income tax rate. If only a portion of the fund's yield is tax-exempt, only that portion is adjusted in the calculation.
The following tables show the effect of a shareholder's tax status on effective yield under federal and state income tax laws for 1998. The second table shows the approximate yield a taxable security must provide at various income brackets to produce after-tax yields equivalent to those of hypothetical tax-exempt obligations yielding
from    2    % to    7    %. Of course, no assurance can be given that
the fund will achieve any specific tax-exempt yield. While the fund invests principally in obligations whose interest is exempt from federal and state income tax, other income received by the fund may be taxable. The tables do not take into account local taxes, if any, payable on fund distributions.
Use the first table to find your approximate effective tax bracket taking into account federal and state taxes for 1998.
1998 TAX RATES

   Taxable
   Income*

Single                      Joint Return             Federal         Minnesota       Combined
Return                                               Marginal Rate   State           Federal and State
                                                                     Marginal Rate   Effective Rate**



   $ 0 -            $ 16,960          $ 0 -                $ 24,800           15.00%           6.00%           20.10%

    16,961 -         25,350            24,801 -             42,350            15.00%           8.00%           21.80%

    25,351 -         55,730            42,351 -             98,540            28.00%           8.00%           33.76%

    55,731 -         61,400            98,541 -             102,300           28.00%           8.50%           34.12%

    61,401 -         128,100           102,301 -            155,950           31.00%           8.50%           36.87%

    128,101 -        278,450           155,951 -            278,450           36.00%           8.50%           41.44%

    278,451 -    +                     278,451 -        +                     39.60    %       8.50    %       44.73    %


* This amount represents taxable income as defined in the Internal Revenue Code. It is assumed that taxable income as defined in the Internal Revenue Code is the same as under the Minnesota Personal Income Tax law, however, Minnesota taxable income may differ due to differences in exemptions, itemized deductions, and other items.
** For federal tax purposes, these combined rates reflect the applicable marginal rates for 1998, including indexing for
inflation.        These rates include the effect of deducting state
and city taxes on your Federal return.
Having determined your effective tax bracket, use the following table to determine the tax-equivalent yield for a given tax-free yield.



If your combined federal and state effective tax rate in 1998 is:

                                                20.10%    21.80%    33.76%    34.12%    36.87%    41.44%    44.73%



To match these     Your taxable investment would have to earn the following yield:
tax-free yields:



    2%         2.50%         2.56%         3.02%            3.04%            3.17%            3.42%            3.62%

    3%         3.75%         3.84%         4.53%            4.55%            4.75%            5.12%            5.43%

    4%         5.01%         5.12%         6.04%            6.07%            6.34%            6.83%            7.24%

    5%         6.26%         6.39%         7.55%            7.59%            7.92%            8.54%            9.05%

    6%         7.51%         7.67%         9.06%            9.11%            9.50%            10.25%           10.86%

    7    %     8.76    %     8.95    %     10.57    %       10.63    %       11.09    %       11.95%           12.67    %


The fund may invest a portion of its assets in obligations that are subject to state or federal income taxes. When the fund invests in these obligations, its tax-equivalent yield will be lower. In the table above, the tax-equivalent yields are calculated assuming investments are 100% federally and state tax-free.
TOTAL RETURN CALCULATIONS. Total returns quoted in advertising reflect all aspects of the fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the fund's NAV over a stated period. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in the fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative total return of 100% over ten years would produce an average annual total return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that the fund's performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of the fund.
In addition to average annual total returns, the fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted on a before-tax or after-tax basis. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration.
NET ASSET VALUE. Charts and graphs using the fund's net asset values, adjusted net asset values, and benchmark indices may be used to exhibit performance. An adjusted NAV includes any distributions paid by the fund and reflects all elements of its return. Unless otherwise indicated, the fund's adjusted NAVs are not adjusted for sales charges, if any.
HISTORICAL FUND RESULTS. The following tables show the fund's yields, tax-equivalent yields, and total returns for periods ended December 31, 1997.
The tax-equivalent yield is based on a combined effective federal and
state income tax rate of    41.44    % and reflects that, as of
December 31, 1997, none of the fund's income was subject to state taxes. Note that the fund may invest in securities whose income is subject to the federal alternative minimum tax.

                  Average Annual Total Returns               Cumulative Total Returns





      Thirty-   Tax-          One        Five            Ten             One             Five             Ten
      Day       Equivalent    Year       Years           Years           Year            Years            Years
      Yield     Yield



Spartan
MN        4.27% 7.29    %     8.85    %     6.72    %       7.87    %       8.85%           38.46    %       113.25    %
Muni Income



Note: If FMR had not reimbursed certain fund expenses during these periods, the fund's yield and total returns would have been lower.
The following table shows the income and capital elements of the fund's cumulative total return. The table compares the fund's return to the record of the Standard & Poor's 500 Index (S&P 500), the Dow Jones Industrial Average (DJIA), and the cost of living, as measured by the Consumer Price Index (CPI), over the same period. The CPI information is as of the month-end closest to the initial investment date for the fund. The S&P 500 and DJIA comparisons are provided to show how the fund's total return compared to the record of a broad unmanaged index of common stocks and a narrower set of stocks of major industrial companies, respectively, over the same period. Because the fund invests in fixed-income securities, common stocks represent a different type of investment from the fund. Common stocks generally offer greater growth potential than the fund, but generally experience greater price volatility, which means greater potential for loss. In addition, common stocks generally provide lower income than a fixed-income investment such as the fund. The S&P 500 and DJIA returns are based on the prices of unmanaged groups of stocks and, unlike the fund's returns, do not include the effect of brokerage commissions or other costs of investing.
During the 10-year period ended December 31, 1997, a hypothetical $10,000 investment in Spartan Minnesota Municipal Income would have
grown to $   21,325    , assuming all distributions were reinvested.
This was a period of fluctuating interest rates and bond prices and the figures below should not be considered representative of the dividend income or capital gain or loss that could be realized from an investment in the fund today. Tax consequences of different investments have not been factored into the figures below.

SPARTAN MINNESOTA MUNICIPAL INCOME FUND                           INDICES





Year        Value of        Value of       Value of        Total       S&P 500         DJIA              Cost of
       Ended Initial        Reinvested     Reinvested      Value                                  Living
             $10,000        Dividend       Capital Gain
             Investment     Distributions  Distributions







   1997        $ 11,538        $ 9,661        $ 126           $ 21,325   $ 52,577          $ 54,688          $ 13,977

   1996        $ 11,141        $ 8,328        $ 122           $ 19,591   $ 39,424          $ 43,801          $ 13,744

   1995        $ 11,303        $ 7,452        $ 123           $ 18,878   $ 32,063          $ 34,032          $ 13,302

   1994        $ 10,316        $ 5,849        $ 109           $ 16,274   $ 23,305          $ 24,891          $ 12,972

   1993        $ 11,731        $ 5,584        $ 0             $ 17,315   $ 23,002          $ 23,712          $ 12,634

   1992        $ 11,049        $ 4,353        $ 0             $ 15,402   $ 20,896          $ 20,268          $ 12,296

   1991        $ 10,927        $ 3,383          $ 0             $ 14,310 $ 19,412          $ 18,890          $ 11,950

   1990        $ 10,743        $ 2,446          $ 0             $ 13,189 $ 14,877          $ 15,192          $ 11,594

   1989        $ 10,713        $ 1,588          $ 0             $ 12,301 $ 15,356          $ 15,274          $ 10,927

   1988        $ 10,499        $ 762            $ 0             $ 11,261 $ 11,661          $ 11,592          $ 10,442


Explanatory Notes: With an initial investment of $10,000 in the fund on January 1, 1988, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time
they were reinvested) amounted to $   19,256    . If distributions had
not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period
would have amounted to $   6,609     for dividends and $   84     for
capital gain distributions.
PERFORMANCE COMPARISONS. The fund's performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Analytical Services, Inc. (Lipper), an independent service located in Summit, New Jersey that monitors the performance of mutual funds. Generally, Lipper rankings are based on total return, assume reinvestment of distributions, do not take sales charges or trading fees into consideration, and are prepared without regard to tax consequences. Lipper may also rank funds based on yield. In addition to the mutual fund rankings, the fund's performance may be compared to stock, bond, and money market mutual fund performance indices prepared by Lipper or other organizations. When comparing these indices, it is important to remember the risk and return characteristics of each type of investment. For example, while stock mutual funds may offer higher potential returns, they also carry the highest degree of share price volatility. Likewise, money market funds may offer greater stability of principal, but generally do not offer the higher potential returns available from stock mutual funds.
From time to time, the fund's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, the fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Fidelity funds to one another in appropriate categories over specific periods of time may also be quoted in advertising.
The fund's performance may also be compared to that of a benchmark index representing the universe of securities in which the fund may invest. The total return of a benchmark index reflects reinvestment of all dividends and capital gains paid by securities included in the index. Unlike the fund's returns, however, the index returns do not reflect brokerage commissions, transaction fees, or other costs of investing directly in the securities included in the index.
The fund may compare to the Lehman Brothers Municipal Bond Index, a total return performance benchmark for investment-grade municipal bonds with maturities of at least one year. Issues included in the index have been issued after December 31, 1990 and have an outstanding par value of at least $50 million. Subsequent to December 31, 1995, zero coupon bonds and issues subject to the alternative minimum tax are included in the index.
Minnesota Municipal Income may compare its performance to that of the Lehman Brothers Minnesota Enhanced Municipal Bond Index, a total return performance benchmark for Minnesota investment-grade municipal bonds with maturities of at least one year. Issues included in the index have been issued as part of an offering of at least $20 million, have an outstanding par value of at least $2 million, and have been issued after December 31, 1990.
The fund may be compared in advertising to Certificates of Deposit
(CDs) or other investments issued by banks or other depository institutions. Mutual funds differ from bank investments in several respects. For example, the fund may offer greater liquidity or higher potential returns than CDs, the fund does not guarantee your principal or your return, and fund shares are not FDIC insured.
Fidelity may provide information designed to help individuals understand their investment goals and explore various financial strategies. Such information may include information about current economic, market, and political conditions; materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; questionnaires designed to help create a personal financial profile; worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return; and action plans offering investment alternatives. Materials may also include discussions of Fidelity's asset allocation funds and other Fidelity funds, products, and services.
Ibbotson Associates of Chicago, Illinois (Ibbotson) provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on
CPI), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices. Fidelity funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the funds. Ibbotson calculates total returns in the same method as the funds. The funds may also compare performance to that of other compilations or indices that may be developed and made available in the future.
The fund may compare and contrast in advertising the relative advantages of investing in a mutual fund versus an individual municipal bond. Unlike tax-free mutual funds, individual municipal bonds offer a stated rate of interest and, if held to maturity, repayment of principal. Although some individual municipal bonds might offer a higher return, they do not offer the reduced risk of a mutual fund that invests in many different securities. The initial investment requirements and sales charges of many tax-free mutual funds are lower than the purchase cost of individual municipal bonds, which are generally issued in $5,000 denominations and are subject to direct brokerage costs.
In advertising materials, Fidelity may reference or discuss its products and services, which may include other Fidelity funds; retirement investing; brokerage products and services; model
portfolios or allocations; saving for college or other goals;    and
    charitable giving. In addition, Fidelity may quote or reprint financial or business publications and periodicals as they relate to current economic and political conditions, fund management, portfolio composition, investment philosophy, investment techniques, the desirability of owning a particular mutual fund, and Fidelity services and products. Fidelity may also reprint, and use as advertising and sales literature, articles from Fidelity Focus(Registered trademark), a quarterly magazine provided free of charge to Fidelity fund shareholders.
The fund may present its fund number, Quotron(trademark) number, and CUSIP number, and discuss or quote its current portfolio manager. VOLATILITY. The fund may quote various measures of volatility and benchmark correlation in advertising. In addition, the fund may compare these measures to those of other funds. Measures of volatility seek to compare the fund's historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data. In advertising, the fund may also discuss or illustrate examples of interest rate sensitivity.
MOMENTUM INDICATORS indicate the fund's price movements over specific periods of time. Each point on the momentum indicator represents the fund's percentage change in price movements over that period.
The fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.
As of December 31, 1997, FMR advised over $   30     billion in
tax-free fund assets, $   99     billion in money market fund assets,
$   395     billion in equity fund assets, $   71     billion in
international fund assets, and $   24     billion in Spartan fund
assets. The fund may reference the growth and variety of money market mutual funds and the adviser's innovation and participation in the industry. The equity funds under management figure represents the largest amount of equity fund assets under management by a mutual fund investment adviser in the United States, making FMR America's leading equity (stock) fund manager. FMR, its subsidiaries, and affiliates maintain a worldwide information and communications network for the purpose of researching and managing investments abroad.
In addition to performance rankings, the fund may compare its total expense ratio to the average total expense ratio of similar funds tracked by Lipper. The fund's total expense ratio is a significant factor in comparing bond and money market investments because of its effect on yield.
ADDITIONAL PURCHASE   , EXCHANGE     AND REDEMPTION INFORMATION
The fund is open for business and its net asset value per share (NAV) is calculated each day the New York Stock Exchange (NYSE) is open for trading. The NYSE has designated the following holiday closings for 1998: New Year's Day, Martin Luther King's Birthday,
Presidents   '     Day, Good Friday, Memorial Day, Independence Day
(observed), Labor Day, Thanksgiving Day, and Christmas Day. Although FMR expects the same holiday schedule to be observed in the future, the NYSE may modify its holiday schedule at any time. In addition, the fund will not process wire purchases and redemptions on days when the Federal Reserve Wire System is closed.
FSC normally determines the fund's NAV as of the close of the NYSE (normally 4:00 p.m. Eastern time). However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC. To the extent that portfolio securities are traded in other markets on days when the NYSE is closed, the fund's NAV may be affected on days when investors do not have access to the fund to purchase or redeem shares. In addition, trading in some of the fund's portfolio securities may not occur on days when the fund is open for business.
If the Trustees determine that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing the fund's NAV. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences.
Pursuant to Rule 11a-3    under the the 1940 Act    , the fund is
required to give shareholders at least 60 days' notice prior to terminating or modifying its exchange privilege. Under the Rule, the 60-day notification requirement may be waived if (i) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee, or deferred sales charge ordinarily payable at the time of an exchange, or (ii) the fund suspends the redemption of the shares to be exchanged as permitted under the 1940 Act or the rules and regulations thereunder, or the fund to be acquired suspends the sale of its shares because it is unable to invest amounts effectively in accordance with its investment objective and policies. In the Prospectus, the fund has notified shareholders that it reserves the right at any time, without prior notice, to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
DISTRIBUTIONS AND TAXES
DISTRIBUTIONS. If you request to have distributions mailed to you and the U.S. Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, Fidelity may reinvest your distributions at the then-current NAV. All subsequent distributions will then be reinvested until you provide Fidelity with alternate instructions.
DIVIDENDS. To the extent that the fund's income is designated as federally tax-exempt interest, the daily dividends declared by the fund are also federally tax-exempt. Short-term capital gains are distributed as dividend income, but do not qualify for the dividends-received deduction. The fund will send each shareholder a notice in January describing the tax status of dividend and capital gain distributions (if any) for the prior year.
Shareholders are required to report tax-exempt income on their federal tax returns. Shareholders who earn other income, such as Social Security benefits, may be subject to federal income tax on up to 85% of such benefits to the extent that their income, including tax-exempt income, exceeds certain base amounts.
The fund purchases municipal securities whose interest FMR believes is free from federal income tax. Generally, issuers or other parties have entered into covenants requiring continuing compliance with federal tax requirements to preserve the tax-free status of interest payments over the life of the security. If at any time the covenants are not complied with, or if the IRS otherwise determines that the issuer did not comply with relevant tax requirements, interest payments from a security could become federally taxable retroactive to the date the security was issued. For certain types of structured securities, the tax status of the pass-through of tax-free income may also be based on the federal and state tax treatment of the structure.
As a result of the Tax Reform Act of 1986, interest on certain "private activity" securities is subject to the federal alternative minimum tax (AMT), although the interest continues to be excludable from gross income for other tax purposes. Interest from private activity securities will be considered tax-exempt for purposes of the fund's policies of investing so that at least 80% of its income is free from federal income tax. Interest from private activity securities is a tax preference item for the purposes of determining whether a taxpayer is subject to the AMT and the amount of AMT to be paid, if any. Private activity securities issued after August 7, 1986 to benefit a private or industrial user or to finance a private facility are affected by this rule.
A portion of the gain on    municipal     bonds purchased with market
discount after April 30, 1993 and short-term capital gains distributed
by    a municipal     fund are taxable to shareholders as dividends,
not as capital gains. Dividend distributions resulting from a recharacterization of gain from the sale of bonds purchased with market discount after April 30, 1993 are not considered income for purposes of the fund's policy of investing so that at least 80% of its income is free from federal income tax.
Corporate investors should note that a tax preference item for purposes of the corporate AMT is 75% of the amount by which adjusted current earnings (which includes tax-exempt interest) exceeds the alternative minimum taxable income of the corporation. If a shareholder receives an exempt-interest dividend and sells shares at a loss after holding them for a period of six months or less, the loss
will be disallowed to the extent of the amount of    the
    exempt-interest dividend.
MINNESOTA TAXES.    Shareholders of the Fund who are individuals,
estates or trust and who are subject to Minnesota personal income tax will not be subject to such tax on distributions with respect to shares of the Fund to the extent that 1) such distributions are exempt interest dividends for federal income tax purposes, 2) are attributable to interest on tax-exempt obligations to the State of Minnesota, its political or governmental subdivisions, or any of its municipalities or its governmental agencies or instrumentalities, and
3) the portion of the exempt interest dividends from Minnesota that are paid equals or exceeds 95 percent of all exempt interest dividends paid. In addition, distributions with respect to interest derived from obligations of the United States will not be subject to the Minnesota personal income tax. Any distributions with respect to shares of the Fund other than those described in the preceding sentences, including, but not limited to, long or short term capital gains, may be subject to the Minnesota personal income tax. Capital gain distributions paid will be taxed in Minnesota at the same rate as other income. Distributions derived from private activity bonds included federal minimum taxable income and tax exempt dividends may generate Minnesota alternative minimum tax. Generally, the Fund distributions to a corporation will be subject to the Minnesota income tax with respect to such distributions.
CAPITAL GAIN DISTRIBUTIONS. Long-term capital gains earned by the fund on the sale of securities and distributed to shareholders are federally taxable as long-term capital gains, regardless of the length of time shareholders have held their shares. If a shareholder receives a capital gain distribution on shares of the fund, and such shares are held six months or less and are sold at a loss, the portion of the loss equal to the amount of the capital gain distribution will be considered a long-term loss for tax purposes. Short-term capital gains distributed by the fund are taxable to shareholders as dividends, not as capital gains.
As of December 31, 1997, the fund had a capital loss carryforward
aggregating approximately $   5,495,000    . This loss carryforward,
which will expire on December 31,    2003    , is available to offset
future capital gains.
TAX STATUS OF THE FUND. The fund intends to qualify each year as a "regulated investment company" for tax purposes so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company and avoid being subject to federal income or excise taxes at the fund level, the fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar
year as well as on a fiscal year basis   , and     intends to comply
with other tax rules applicable to regulated investment companies.
The fund is treated as a separate entity from the other funds of Fidelity Municipal Trust for tax purposes.
OTHER TAX INFORMATION. The information above is only a summary of some of the tax consequences generally affecting the fund and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether the fund is suitable to their particular tax situation.
FMR
All of the stock of FMR is owned by FMR Corp., its parent organized in 1972. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominantly by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.
At present, the principal operating activities of FMR Corp. are those conducted by its division, Fidelity Investments Retail Marketing Company, which provides marketing services to various companies within the Fidelity organization.
Fidelity investment personnel may invest in securities for their own accounts pursuant to a code of ethics that sets forth all employees' fiduciary responsibilities regarding the funds, establishes procedures for personal investing and restricts certain transactions. For example, all personal trades in most securities require pre-clearance, and participation in initial public offerings is prohibited. In addition, restrictions on the timing of personal investing in relation to trades by Fidelity funds and on short-term trading have been adopted.
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board, and executive officers of the trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. All persons named as Trustees and Members of the Advisory Board also serve in similar capacities for other funds advised by FMR. The business address of each Trustee, Member of the Advisory Board, and officer who is an "interested person" (as defined in the Investment Company Act of 1940) is 82 Devonshire Street, Boston, Massachusetts 02109, which is also the address of FMR. The business address of all the other Trustees is Fidelity Investments, P.O. Box 9235, Boston, Massachusetts 02205-9235. Those Trustees who are "interested persons" by virtue of their affiliation with either the trust or FMR are indicated by an asterisk (*).
*EDWARD C. JOHNSON 3d (67), Trustee and President, is Chairman, Chief Executive Officer and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a
Director of F   idelity Investments Money Management,     Inc. (1998),
Fidelity Management & Research (U.K.) Inc., and Fidelity Management & Research (Far East) Inc.
J. GARY BURKHEAD (56), Member of the Advisory Board (1997), is Vice Chairman and a Member of the Board of Directors of FMR Corp. (1997) and President of Fidelity Personal Investments and Brokerage Group
(1997). Previously, Mr. Burkhead served as President of Fidelity Management & Research Company.
RALPH F. COX (65), Trustee, is President of RABAR Enterprises (management consulting-engineering industry, 1994). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of USA Waste Services, Inc. (non-hazardous waste, 1993), CH2M Hill Companies (engineering), Rio Grande, Inc. (oil and gas production), and Daniel Industries (petroleum measurement equipment manufacturer). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.
PHYLLIS BURKE DAVIS (66), Trustee. Prior to her retirement in September 1991, Mrs. Davis was the Senior Vice President of Corporate Affairs of Avon Products, Inc. She is currently a Director of BellSouth Corporation (telecommunications), Eaton Corporation (manufacturing, 1991), and the TJX Companies, Inc. (retail stores), and previously served as a Director of Hallmark Cards, Inc. (1985-1991) and Nabisco Brands, Inc. In addition, she is a member of the President's Advisory Council of The University of Vermont School of Business Administration.
ROBERT M. GATES (54), Trustee (1997), is a consultant, author, and lecturer (1993). Mr. Gates was Director of the Central Intelligence Agency (CIA) from 1991-1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Mr. Gates is currently a Trustee for the Forum For International Policy, a Board Member for the Virginia Neurological Institute, and a Senior Advisor of the Harvard Journal of World Affairs. In addition, Mr. Gates also serves as a member of the corporate board for LucasVarity PLC (automotive components and diesel engines), Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), and TRW Inc. (original equipment and replacement products).
E. BRADLEY JONES (70), Trustee. Prior to his retirement in 1984, Mr. Jones was Chairman and Chief Executive Officer of LTV Steel Company. He is a Director of TRW Inc. (original equipment and replacement products), Consolidated Rail Corporation, Birmingham Steel Corporation, and RPM, Inc. (manufacturer of chemical products), and he previously served as a Director of NACCO Industries, Inc. (mining and manufacturing, 1985-1995), Hyster-Yale Materials Handling, Inc.
(1985-1995), and Cleveland-Cliffs Inc   .     (mining), and as a
Trustee of First Union Real Estate Investments. In addition, he serves as a Trustee of the Cleveland Clinic Foundation, where he has also been a member of the Executive Committee as well as Chairman of the Board and President, a Trustee and member of the Executive Committee of University School (Cleveland), and a Trustee of Cleveland Clinic Florida.
DONALD J. KIRK (65), Trustee, is Executive-in-Residence (1995) at Columbia University Graduate School of Business and a financial consultant. From 1987 to January 1995, Mr. Kirk was a Professor at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Mr. Kirk is a Director of General Re Corporation (reinsurance), and he previously served as a Director of Valuation Research Corp. (appraisals and valuations, 1993-1995). In addition, he serves as Chairman of the Board of Directors of the National Arts Stabilization Fund, Chairman of the Board of Trustees of the Greenwich Hospital Association, a Member of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995), and as a Public Governor of the National Association of Securities Dealers, Inc. (1996).
*PETER S. LYNCH (54), Trustee, is Vice Chairman and Director of FMR. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991); Vice President of Fidelity Magellan Fund and FMR Growth Group Leader; and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services (1991-1992). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield (1989) and Society for the Preservation of New England Antiquities, and as an Overseer of the Museum of Fine Arts of Boston.
WILLIAM O. McCOY (64), Trustee (1997), is the Vice President of Finance for the University of North Carolina (16-school system, 1995). Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications, 1984) and President of BellSouth Enterprises (1986). He is currently a Director of Liberty Corporation (holding company, 1984), Weeks Corporation of Atlanta (real estate, 1994), Carolina Power and Light Company (electric utility, 1996), and the Kenan Transport Co. (1996). Previously, he was a Director of First American Corporation (bank holding company, 1979-1996). In addition, Mr. McCoy serves as a member of the Board of Visitors for the University of North Carolina at Chapel Hill (1994) and for the Kenan-Flager Business School (University of North Carolina at Chapel Hill, 1988).
GERALD C. McDONOUGH (68), Trustee and Chairman of the non-interested Trustees, is Chairman of G.M. Management Group (strategic advisory services). Mr. McDonough is a Director of York International Corp. (air conditioning and refrigeration), Commercial Intertech Corp. (hydraulic systems, building systems, and metal products, 1992), CUNO, Inc. (liquid and gas filtration products, 1996), and Associated Estates Realty Corporation (a real estate investment trust, 1993). Mr. McDonough served as a Director of ACME-Cleveland Corp. (metal working, telecommunications, and electronic products) from 1987-1996 and Brush-Wellman Inc. (metal refining) from 1983-1997.
MARVIN L. MANN (64), Trustee (1993), is Chairman of the Board, President, and Chief Executive Officer of Lexmark International, Inc. (office machines, 1991). Prior to 1991, he held the positions of Vice President of International Business Machines Corporation ("IBM") and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of M.A. Hanna Company (chemicals,
1993), Imation Corp. (imaging and information storage, 1997), and Infomart (marketing services, 1991), a Trammell Crow Co. In addition, he serves as the Campaign Vice Chairman of the Tri-State United Way
(1993) and is a member of the University of Alabama President's
Cabinet.
*ROBERT C. POZEN (51), Trustee (1997) and Senior Vice President, is also President and a Director of FMR (1997); and President and a
Director of F   idelity Investments Money Management,     Inc. (1998),
Fidelity Management & Research (U.K.) Inc. (1997), and Fidelity Management & Research (Far East) Inc. (1997). Previously, Mr. Pozen served as General Counsel, Managing Director, and Senior Vice President of FMR Corp.
THOMAS R. WILLIAMS (69), Trustee, is President of The Wales Group, Inc. (management and financial advisory services). Prior to retiring in 1987, Mr. Williams served as Chairman of the Board of First Wachovia Corporation (bank holding company), and Chairman and Chief Executive Officer of The First National Bank of Atlanta and First Atlanta Corporation (bank holding company). He is currently a Director of ConAgra, Inc. (agricultural products), Georgia Power Company (electric utility), National Life Insurance Company of Vermont, American Software, Inc., and AppleSouth, Inc. (restaurants, 1992). DWIGHT D. CHURCHILL (44), is Vice President of Bond Funds,
   G    roup    L    eader of the Bond Group, Senior Vice President of
FMR (1997)   , and Vice President of FIMM (1998)    . Mr. Churchill
joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-Income Investments.
FRED L. HENNING, JR. (58)   ,     is Vice President of Fidelity's
Fixed-Income Group (1995)   ,     Senior Vice President of FMR
(1995)   , and Senior Vice President of FIMM (1998)    . Before
assuming his current responsibilities, Mr. Henning was head of Fidelity's Money Market Division.
JONATHAN D. SHORT (34), is Vice President of Spartan Minnesota
Municipal Income Fund (1997), and other funds advised by FMR.    Prior
to his current responsibilities, Mr. Short has assisted on Fidelity Municipal Income Fund and managed a variety of Fidelity funds.
   ERIC D. ROITER (49), Secretary (1998), is Vice President (1998) and General Counsel of FMR (1998). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997). Prior to joining Fidelity, Mr. Roiter was a partner at Debevoise & Plimpton (1981-1997) and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981).
RICHARD A. SILVER (50), Treasurer (1997), is Treasurer of the Fidelity funds and is an employee of FMR (1997). Before joining FMR, Mr. Silver served as Executive Vice President, Fund Accounting & Administration at First Data Investor Services Group, Inc. (1996-1997). Prior to 1996, Mr. Silver was Senior Vice President and Chief Financial Officer at The Colonial Group, Inc. Mr. Silver also served as Chairman of the Accounting/Treasurer's Committee of the Investment Company Institute (1987-1993).
THOMAS D. MAHER (52), Assistant Vice President, is Assistant Vice
President of Fidelity's    M    unicipal    B    ond    F    unds
(1996) and of Fidelity's    M    oney    M    arket
   F    unds   .
JOHN H. COSTELLO (51), Assistant Treasurer, is an employee of FMR. LEONARD M. RUSH (51), Assistant Treasurer (1994), is an employee of FMR (1994). Prior to becoming Assistant Treasurer of the Fidelity funds, Mr. Rush was Chief Compliance Officer of FMR Corp. (1993-1994) and Chief Financial Officer of Fidelity Brokerage Services, Inc. (1990-1993).
THOMAS J. SIMPSON (39), Assistant Treasurer, is Assistant Treasurer of Fidelity's municipal bond funds (1996) and of Fidelity's money market funds (1996) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).
The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board of the fund for his or her services for the fiscal year ended December 31, 1997. COMPENSATION TABLE


Trustees                        Aggregate                  Total
and                             Compensation        from   Compensation from the
Members of the Advisory Board   Spartan MN Muni
        Fund Complex*,A
                                       IncomeB

J. Gary Burkhead**              $    0                     $ 0

Ralph F. Cox                    $    123                       214,500

Phyllis Burke Davis             $    120                       210,000

Robert M. Gates***              $    101                       176,000

Edward C. Johnson 3d**          $    0                      0

E. Bradley Jones                $    121                       211,500

Donald J. Kirk                  $    121                       211,500

Peter S. Lynch**                $    0                      0

William O. McCoy****            $    126                       214,500

Gerald C. McDonough             $    151                       264,500

Marvin L. Mann                  $    123                       214,500

Robert C. Pozen**               $    0                      0

Thomas R. Williams              $    123                       214,500


* Information is for the calendar year ended December 31, 199   7
for 23   0     funds in the complex.
   ** Interested Trustees of the fund and Mr. Burkhead are compensated by FMR.
   *** Mr. Gates was appointed to the Board of Trustees effective
March 1, 1997.
   **** Mr. McCoy was appointed to the Board of Trustees of Fidelity Municipal Trust effective January 1, 1997.
   A Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 1997, the Trustees accrued required deferred compensation from the funds as follows:
Ralph F. Cox, $75,000; Phyllis Burke Davis, $75,000; Robert M. Gates, $62,500; E. Bradley Jones, $75,000; Donald J. Kirk, $75,000; William
O. McCoy, $75,000; Gerald C. McDonough, $87,500; Marvin L. Mann, $75,000; and Thomas R. Williams, $75,000. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation as follows: Ralph F. Cox, $53,699; Marvin L. Mann, $53,699; and Thomas R. Williams, $62,462.
   B Compensation figures include cash.
Under a deferred compensation plan adopted in September 1995 and amended in November 1996 (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. Amounts deferred under the
Plan are    subject to vesting and are     treated as though
equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by the Trustees under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to the Trustee. A fund may invest in the Reference Funds under the Plan without shareholder approval.
As of    December 31, 1997    , the Trustees, Members of the Advisory
Board, and officers of the fund owned, in the aggregate, less than
   1    % of the fund's total outstanding shares.
As of    December 31, 1997,     the following owned of record or
beneficially 5% or more of the fund's outstanding shares:    National
Financial Services Company, Boston, MA (11.35%).
MANAGEMENT CONTRACT
FMR is the fund's manager pursuant to a management contract dated December 15, 1993, which was approved by shareholders on December 15, 1993.
MANAGEMENT SERVICES. The fund employs FMR to furnish investment advisory and other services. Under the terms of its management contract with the fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of the fund in accordance with its investment objective, policies, and limitations. FMR also provides the fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of the fund and all Trustees who are "interested persons" of the trust or of FMR, and all personnel of the fund or FMR performing services relating to research, statistical, and investment activities.
In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of the fund. These services include providing facilities for maintaining the fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with the fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the fund's records and the registration of the fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees.
MANAGEMENT-RELATED EXPENSES. In addition to the management fee payable to FMR and the fees payable to the transfer, dividend disbursing, and shareholder servicing agent, and pricing and bookkeeping agent, the fund pays all of its expenses that are not assumed by those parties. The fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor and non-interested Trustees. The fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of the fund's transfer agent agreement, the transfer agent bears the costs of providing these services to existing shareholders. Other expenses paid by the fund, include interest, taxes, brokerage commissions, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. The fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.
MANAGEMENT FEE. For the services of FMR under the management contract, the fund pays FMR a monthly management fee which has two components: a group fee rate and an individual fund fee rate.
The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts.
GROUP FEE RATE SCHEDULE   EFFECTIVE ANNUAL FEE RATES

Average Group       Annualized   Group Net        Effective Annual
Assets              Rate         Assets           Fee Rate

 0 - $3 billion     .3700%        $ 0.5 billion   .3700%

 3 - 6              .3400          25             .2664

 6 - 9              .3100          50             .2188

 9 - 12             .2800          75             .1986

 12 - 15            .2500          100            .1869

 15 - 18            .2200          125            .1793

 18 - 21            .2000          150            .1736

 21 - 24            .1900          175            .1695

 24 - 30            .1800          200            .1658

 30 - 36            .1750          225            .1629

 36 - 42            .1700          250            .1604

 42 - 48            .1650          275            .1583

 48 - 66            .1600          300            .1565

 66 - 84            .1550          325            .1548

 84 - 120           .1500          350            .1533

 120    -     174   .1450          400            .1507

 174    -     228   .1400

 228    -     282   .1375

 282 - 336          .1350

 Over 336           .1325

Under the fund's current management contract with FMR, the group fee rate is based on a schedule with breakpoints ending at .1400% for average group assets in excess of $174 billion. Prior to January 1, 1994, the group fee rate breakpoints shown above for average group assets in excess of $120 billion and under $228 billion were voluntarily adopted by FMR on January 1, 1992. The additional breakpoints shown above for average group assets in excess of $228 billion were voluntarily adopted by FMR on November 1, 1993.
On August 1, 1994, FMR voluntarily revised the prior extensions to the group fee rate schedule, and added new breakpoints for average group assets in excess of $156 billion and under $372 billion as shown in the schedule below. The revised group fee rate schedule is identical to the above schedule for average group assets under $156 billion.
On January 1, 1996, FMR voluntarily added new breakpoints to the revised schedule for average group assets in excess of $372 billion, pending shareholder approval of a new management contract reflecting the revised schedule and additional breakpoints. The revised group fee rate schedule and its extensions provide for lower management fee rates as FMR's assets under management increase. For average group assets in excess of $156 billion, the revised group fee rate schedule with additional breakpoints voluntarily adopted by FMR is as follows:
GROUP FEE RATE SCHEDULE   EFFECTIVE ANNUAL FEE RATES

Average Group         Annualized   Group Net        Effective Annual
Assets                Rate         Assets           Fee Rate

 120 - $156 billion   .1450%        $ 150 billion   .1736%

 156 - 192            .1400          175            .1690

 192 - 228            .1350          200            .1652

 228 - 264            .1300          225            .1618

 264 - 300            .1275          250            .1587

 300 - 336            .1250          275            .1560

 336 - 372            .1225          300            .1536

 372 - 408            .1200          325            .1514

 408 - 444            .1175          350            .1494

 444 - 480            .1150          375            .1476

 480 - 516            .1125          400            .1459

 Over 516             .1100          425            .1443

                                     450            .1427

                                     475            .1413

                                     500            .1399

                                     525            .1385

                                     550            .1372

The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee
rate at    $549     billion of group net assets - the approximate
level for December 1997 - was    0.1372    %, which is the weighted
average of the respective fee rates for each level of group net assets
up to $   549     billion.
The fund's individual fund fee rate is 0.25%. Based on the average group net assets of the funds advised by FMR for December 1997, the fund's annual management fee rate would be calculated as follows:

                                Group Fee Rate         Individual Fund Fee Rate         Management Fee Rate

Spartan M   N     Muni Income   0   .1372    %   +     0.25%                      =     0.   3872    %


One-twelfth of this annual management fee rate is applied to the fund's net assets averaged for the most recent month, giving a dollar amount, which is the fee for that month.
For the fiscal years ended December 31, 1997, 1996, and 1995, the fund
paid FMR management fees of $   1,066,637    , $1,   19    2,189, and
$1,215,788, respectively.
FMR may, from time to time, voluntarily reimburse all or a portion of the fund's expenses (exclusive of interest, taxes, brokerage commissions, and extraordinary expenses). FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.
Expense reimbursements by FMR will increase the fund's total returns and yield, and repayment of the reimbursement by the fund will lower its total returns and yield.
Effective April 1, 1997, FMR voluntarily agreed, subject to revision or termination, to reimburse the fund if and to the extent that its aggregate operating expenses, including management fees, were in excess of an annual rate of 0.55% of its average net assets. For the fiscal years ended December 31, 1997, 1996, and 1995, management fees incurred under the fund's contract prior to reimbursement amounted to
$   1,133,351    , $1,   19    2,189, and $1,215,788, respectively,
and management fees reimbursed by FMR amounted to $   66,714    , $0,
and $0, respectively.
DISTRIBUTION AND SERVICE PLAN
The Trustees have approved a Distribution and Service Plan on behalf of the fund (the Plan) pursuant to Rule 12b-1 under the 1940 Act (the
Rule). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plan, as approved by the Trustees, allows the fund and FMR to incur certain expenses that might be considered to constitute indirect payment by the fund of distribution expenses.
Under the Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. The Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with the distribution of fund shares. In addition, the Plan provides that FMR, directly or through FDC, may make payments to third parties, such as banks or broker-dealers, that engage in the sale of fund shares, or provide shareholder support services. Currently, the Board of Trustees has authorized such payments.
   FMR made no payments either directly or through FDC to third parties for the fiscal year ended 1997.
Prior to approving the Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the fund and its shareholders. In particular, the Trustees noted that the Plan does not authorize payments by the fund other than those made to FMR under its management contract with the fund. To the extent that the Plan gives FMR and FDC greater flexibility in connection with the distribution of fund shares, additional sales of fund shares may result. Furthermore, certain shareholder support services may be provided more effectively under the Plan by local entities with whom shareholders have other relationships.
The Plan was approved by shareholders on December 30, 1986.
The Glass-Steagall Act generally prohibits federally and state chartered or supervised banks from engaging in the business of underwriting, selling, or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, FDC believes that the Glass-Steagall Act should not preclude a bank from performing shareholder support services, or servicing and recordkeeping functions. FDC intends to engage banks only to perform such functions. However, changes in federal or state statutes and regulations pertaining to the permissible activities of banks and their affiliates or subsidiaries, as well as further judicial or administrative decisions or interpretations, could prevent a bank from continuing to perform all or a part of the contemplated services. If a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services. In such event, changes in the operation of the fund might occur, including possible termination of any automatic investment or redemption or other services then provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein, and banks and other financial institutions may be required to register as dealers pursuant to state law.
The fund may execute portfolio transactions with, and purchase securities issued by, depository institutions that receive payments under the Plan. No preference for the instruments of such depository institutions will be shown in the selection of investments.
CONTRACTS WITH FMR AFFILIATES
The fund has entered into a transfer agent agreement with UMB. Under the terms of the agreement, UMB provides transfer agency, dividend disbursing, and shareholder services for the fund. UMB in turn has entered into a sub-transfer agent agreement with FSC, an affiliate of FMR. Under the terms of the sub-agreement, FSC performs all processing activities associated with providing these services for the fund and receives all related transfer agency fees paid to UMB.
   For providing transfer agency services, FSC receives an account fee and an asset-based fee each paid monthly with respect to each account in the fund. For retail accounts and certain institutional accounts, these fees are based on account size and fund type. For certain institutional retirement accounts, these fees are based on fund type. For certain other institutional retirement accounts, these fees are based on account type (i.e., omnibus or non-omnibus) and, for non-omnibus accounts, fund type. The account fees are subject to increase based on postage rate changes.
FSC also collects small account fees from certain accounts with balances of less than $2,500.
In addition, UMB receives the pro rata portion of the transfer agency fees applicable to shareholder accounts in each Fidelity Freedom Fund, a fund of funds managed by an FMR affiliate, according to the percentage of the Freedom Fund's assets that is invested in the fund. FSC pays out-of-pocket expenses associated with providing transfer agent services. In addition, FSC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.
The fund has also entered into a service agent agreement with UMB. Under the terms of the agreement, UMB provides pricing and bookkeeping services for the fund. UMB in turn has entered into a sub-service agent agreement with FSC. Under the terms of the sub-agreement, FSC performs all processing activities associated with providing these services, including calculating the NAV and dividends for the fund and maintaining the fund's portfolio and general accounting records, and receives all related pricing and bookkeeping fees paid to UMB.
For providing pricing and bookkeeping services, FSC receives a monthly fee based on the fund's average daily net assets throughout the month. The annual fee rates for pricing and bookkeeping services are .0400% for fixed-income funds of the first $500 million of average net assets and .0200% for fixed-income funds of average net assets in excess of $500 million. The fee, not including reimbursement for out-of-pocket expenses, is limited to a minimum of $60,000 and a maximum of $800,000 per year.
For the fiscal years ended December 31, 1997, 1996, and 1995, the fund paid FSC pricing and bookkeeping fees, including reimbursement for
related out-of-pocket expenses, of $   123,870    , $131,336, and
$129,874, respectively.
The fund has entered into a distribution agreement with FDC, an affiliate of FMR organized as a Massachusetts corporation on July 18, 1960. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. The distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered at NAV. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.
DESCRIPTION OF THE TRUST
TRUST ORGANIZATION. Spartan Minnesota Municipal Income Fund is a fund (series) of Fidelity Municipal Trust, an open-end management investment company originally organized as a Maryland corporation on November 22, 1976, and was reorganized as a Massachusetts business trust, at which time its name changed from Fidelity Municipal Bond Fund, Inc. to Fidelity Municipal Bond Fund. On March 1, 1986, the trust's name was changed to Fidelity Municipal Trust to reflect the multiple funds within the trust. Currently, there are seven funds of the trust: Fidelity Advisor Municipal Bond Fund, Spartan Aggressive Municipal Fund, Spartan Insured Municipal Income Fund, Spartan Michigan Municipal Income Fund, Spartan Minnesota Income Fund, Spartan Ohio Municipal Income Fund and Spartan Pennsylvania Municipal Income Fund. The Declaration of Trust permits the Trustees to create additional funds.
In the event that FMR ceases to be the investment adviser to the trust or a fund, the right of the trust or fund to use the identifying names "Fidelity" and "Spartan" may be withdrawn.
The assets of the trust received for the issue or sale of shares of each fund and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are especially allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund are segregated on the books of account, and are to be charged with the liabilities with respect to such fund and with a share of the general expenses of the trust. Expenses with respect to the trust are to be allocated in proportion to the asset value of the respective funds, except where allocations of direct expense can otherwise be fairly made. The officers of the trust, subject to the general supervision of the Board of Trustees, have the power to determine which expenses are allocable to a given fund, or which are general or allocable to all of the funds. In the event of the dissolution or liquidation of the trust, shareholders of each fund are entitled to receive as a class the underlying assets of such fund available for distribution.
SHAREHOLDER AND TRUSTEE LIABILITY. The trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust. The Declaration of Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees include a provision limiting the obligations created thereby to the trust and its assets. The Declaration of Trust provides for indemnification out of each fund's property of any shareholder held personally liable for the obligations of the fund. The Declaration of Trust also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote.
The Declaration of Trust further provides that the Trustees, if they have exercised reasonable care, will not be liable for any neglect or wrongdoing, but nothing in the Declaration of Trust protects Trustees against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.
VOTING RIGHTS. Each fund's capital consists of shares of beneficial interest. As a shareholder, you receive one vote for each dollar value of net asset value you own. The shares have no preemptive or conversion rights; the voting and dividend rights, the right of redemption, and the privilege of exchange are described in the Prospectus. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder and Trustee Liability" above. Shareholders representing 10% or more of the trust or a fund may, as set forth in the Declaration of Trust, call meetings of the trust or a fund for any purpose related to the trust or fund, as the case may be, including, in the case of a meeting of the entire trust, the purpose of voting on removal of one or more Trustees. The trust or any fund may be terminated upon the sale of its assets to another open-end management investment company, or upon liquidation and distribution of its assets, if approved by vote of the holders of a majority of the trust or the fund, as determined by the current value of each shareholder's investment in the fund or trust. If not so terminated, the trust and its funds will continue indefinitely.
CUSTODIAN. UMB Bank, n.a., 1010 Grand Avenue, Kansas City, Missouri, is custodian of the assets of the fund. The custodian is responsible for the safekeeping of a fund's assets and the appointment of any subcustodian banks and clearing agencies. The custodian takes no part in determining the investment policies of a fund or in deciding which securities are purchased or sold by a fund. However, a fund may invest in obligations of the custodian and may purchase securities from or sell securities to the custodian.
FMR, its officers and directors, its affiliated companies, and the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.
AUDITOR.    Coopers & Lybrand L.L.P., One Post Office Square, Boston,
Massachusetts serves as the trust's independent accountant.     The
auditor examines financial statements for the funds and provides other audit, tax, and related services.
FINANCIAL STATEMENTS
The fund's financial statements and financial highlights for the fiscal year ended December 31, 1997, and report of the auditor, are included in the fund's Annual Report, which is a separate report supplied with this SAI. The fund's financial statements, including the financial highlights, and report of the auditor are incorporated herein by reference. For a free additional copy of the fund's Annual Report, contact Fidelity at 1-800-544-8888, 82 Devonshire Street, Boston, MA 02109.
APPENDIX
DOLLAR-WEIGHTED AVERAGE MATURITY is derived by multiplying the value of each investment by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of the fund's portfolio. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.
For example, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. When a municipal bond issuer has committed to call an issue of bonds and has established an independent escrow account that is sufficient to, and is pledged to, refund that issue, the number of days to maturity for the prerefunded bond is considered to be the number of days to the announced call date of the bonds.
The descriptions that follow are examples of eligible ratings for the fund. The fund may, however, consider the ratings for other types of investments and the ratings assigned by other rating organizations when determining the eligibility of a particular investment. DESCRIPTION OF MOODY'S INVESTORS SERVICE RATINGS OF MUNICIPAL OBLIGATIONS
Moody's ratings for long-term municipal obligations fall within nine categories. They range from Aaa (highest quality) to C (lowest quality). Those bonds within the Aa through B categories that Moody's believes possess the strongest credit attributes within those categories are designated by the symbol "1."
AAA - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
AA - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.
A - Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.
BAA - Bonds that are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
BA - Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B - Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
DESCRIPTION OF STANDARD & POOR'S RATINGS OF MUNICIPAL DEBT
Municipal debt issues may be designated by Standard & Poor's as either investment grade ("AAA" through "BBB") or speculative grade ("BB" through "D"). While speculative grade debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions. Ratings from AA through CCC may be modified by the addition of a plus sign (+) or minus sign (-) to show relative standing within the major rating categories.
AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.
AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.
A - Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.
BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.
B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.
FIDELITY MUNICIPAL TRUST:
SPARTAN AGGRESSIVE MUNICIPAL FUND
SPARTAN INSURED MUNICIPAL INCOME FUND
CROSS REFERENCE SHEET
FORM N-1A

ITEM NUMBER   PROSPECTUS SECTION


1            ..............................   Cover Page

2     a      ..............................   Expenses

      b, c   ..............................   Contents; The Fund at a Glance; Who May Want to
                                              Invest

3     a      ..............................   Financial Highlights

      b      ..............................   *

      c, d   ..............................   Performance

4     a      i.............................   Charter

             ii...........................    The Fund at a Glance; Investment Principles and
                                              Risks

      b      ..............................   Investment Principles and Risks

      c      ..............................   Who May Want to Invest; Investment Principles
                                              and Risks

5     a      ..............................   Charter

      b      i.............................   Cover Page: The Fund at a Glance; Charter; Doing
                                              Business with Fidelity

             ii...........................    Charter

             iii..........................    Expenses; Breakdown of Expenses

      c      ..............................   Charter

      d      ..............................   Charter; Breakdown of Expenses

      e      ..............................   Cover Page; Charter

      f      ..............................   Expenses

      g      i.............................   Charter

             ii............................   *

5A           ..............................   Performance

6     a      i.............................   Charter

             ii...........................    How to Buy Shares; How to Sell Shares;
                                              Transaction Details; Exchange Restrictions

             iii..........................    Charter

      b      .............................    *

      c      ..............................   Transaction Details; Exchange Restrictions

      d      ..............................   *

      e      ..............................   Doing Business with Fidelity; How to Buy Shares;
                                              How to Sell Shares; Investor Services

      f, g   ..............................   Dividends, Capital Gains, and Taxes

      h      ..............................   *

7     a      ..............................   Cover Page; Charter

      b      ..............................   Expenses; How to Buy Shares; Transaction Details

      c      ..............................   *

      d      ..............................   How to Buy Shares

      e      ..............................   *

      f      ..............................   Breakdown of Expenses

8            ..............................   How to Sell Shares; Investor Services; Transaction
                                              Details; Exchange Restrictions

9            ..............................   *


* Not Applicable
CROSS REFERENCE SHEET
(CONTINUED)
FORM N-1A

ITEM NUMBER   STATEMENT OF ADDITIONAL INFORMATION SECTION


10, 11           ............................   Cover Page

12               ............................   Description of the Trust

13       a - c   ............................   Investment Policies and Limitations

         d       ............................   Portfolio Transactions

14       a - c   ............................   Trustees and Officers

15       a, b    ............................   *

         c       ............................   Trustees and Officers

16       a       i...........................   FMR, Portfolio Transactions

                 ii..........................   Trustees and Officers

                 iii.........................   Management Contract

         b       ............................   Management Contract

         c, d    ............................   Contracts with FMR Affiliates

         e       ............................   *

         f       ............................   Distribution and Service Plan

         g       ............................   *

         h       ............................   Description of the Trust

         i       ............................   Contracts with FMR Affiliates

17       a - c   ............................   Portfolio Transactions

         d, e    ............................   *

18       a       ............................   Description of the Trust

         b       ............................   *

19       a       ............................   Additional Purchase and Redemption Information

         b       ............................   Additional Purchase and Redemption Information;
                                                Valuation of Portfolio Securities

         c       ............................   *

20               ............................   Distributions and Taxes

21       a, b    ............................   Contracts with FMR Affiliates

         c       ............................   *

22       a       ............................   *

         b       ............................   Performance

23               ............................   Financial Statements


* Not Applicab

Please read this prospectus before investing, and keep it on file for future reference. It contains important information, including how each fund invests and the services available to shareholders.
To learn more about each fund and its investments, you can obtain a copy of each fund's most recent financial report and portfolio listing, or a copy of the Statement of Additional Information (SAI) dated February 26,1998. The SAI has been filed with the Securities and Exchange Commission (SEC) and is available along with other related materials on the SEC's Internet Web site (http://www.sec.gov). The SAI is incorporated herein by reference (legally forms a part of the prospectus). For a free copy of either document, call Fidelity at 1-800-544-8888.
Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board, or any other agency, and are subject to investment risks, including possible loss of principal amount invested.









LIKE ALL MUTUAL FUNDS, THESE
SECURITIES HAVE NOT BEEN APPROVED
OR DISAPPROVED BY THE SECURITIES
AND EXCHANGE COMMISSION, NOR HAS
THE SECURITIES AND EXCHANGE
COMMISSION PASSED UPON THE
ACCURACY OR ADEQUACY OF THIS
PROSPECTUS. ANY REPRESENTATION TO
THE CONTRARY IS A CRIMINAL OFFENSE.
   FAT/ITP    -pro-0298
Each fund seeks a high level of current income free from federal income tax. The funds have different strategies, however, and carry varying degrees of risk and yield potential.
SPARTA   N    (REGISTERED TRADEMARK)
AGGRESSIVE
MUNICIPAL
FUND
(FUND NUMBER 012, TRADING SYMBOL FATFX)
S   PA    RTAN(REGISTERED TRADEMARK)
INSURED
MUNICIPAL INCOME
FUND
(FUND NUMBER 013, TRADING SYMBOL FMUIX)
PROSPECTUS
FEBRUARY 26, 1998(FIDELITY_LOGO_GRAPHIC) 82 DEVONSHIRE STREET, BOSTON,
MA 02109
CONTENTS


KEY FACTS                   THE FUNDS AT A GLANCE

                            WHO MAY WANT TO INVEST

                            EXPENSES Each fund's yearly operating
                            expenses.

                            FINANCIAL HIGHLIGHTS A summary of
                            each fund's financial data.

                            PERFORMANCE How each fund has done
                            over time.

THE FUNDS IN DETAIL         CHARTER How each fund is organized.

                            INVESTMENT PRINCIPLES AND RISKS Each
                            fund's overall approach to investing.

                            BREAKDOWN OF EXPENSES How
                            operating costs are calculated and what
                            they include.

YOUR ACCOUNT                DOING BUSINESS WITH FIDELITY

                            TYPES OF ACCOUNTS Different ways to
                            set up your account.

                            HOW TO BUY SHARES Opening an
                            account and making additional
                            investments.

                            HOW TO SELL SHARES Taking money out
                            and closing your account.

                            INVESTOR SERVICES Services to help you
                            manage your account.

SHAREHOLDER AND             DIVIDENDS, CAPITAL GAINS,
ACCOUNT POLICIES            AND TAXES

                            TRANSACTION DETAILS Share price
                            calculations and the timing of purchases and redemptions.

                            EXCHANGE RESTRICTIONS

   KEY FACTS


THE FUNDS AT A GLANCE
MANAGEMENT: Fidelity Management & Research Company (FMR) is the management arm of Fidelity Investments, which was established in 1946
and is now America's largest mutual fund manager.    Beginning January
1, 1999, Fidelity Investments Money Management, Inc. (FIMM), a subsidiary of FMR will choose investments for the funds.
SPARTAN AGGRESSIVE
GOAL: High current income free from federal income tax.
STRATEGY:    Invests primarily in inves    tment-grade municipal
securities.    FMR uses the Lehman Brothers Municipal Bond Index as a
guide in structuring the fund and selecting its investments.
SIZE: As of December 31, 1997, the fund had over $   957     million
in assets.
SPARTAN INSURED
GOAL: High current income free from federal income tax with preservation of capital.
   STRATEGY: Invests mainly in investment-grade municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest. FMR uses the Lehman Brothers Insured Municipal Bond Index as a guide in structuring the fund and selecting its investments.
   SIZE: As of December 31, 1997, the fund had over $332 million in assets.
   As with any mutual fund, there is no assurance that a fund will achieve its goal.
WHO MAY WANT TO INVEST
   The Board of Trustees of Fidelity Municipal Trust has unanimously approved an Agreement and Plan of Reorganization ("Agreement") between Spartan Aggressive Municipal Fund, Spartan Insured Municipal Income Fund and Spartan Municipal Income Fund, a fund of Fidelity Court Street Trust. The Agreement will be presented to Spartan Aggressive Municipal Fund and Spartan Insured Municipal Income Fund shareholders for their vote of approval or disapproval at a special meeting to be held on July 15, 1998. If the proposal is approved by a majority of the fund's shareholders and certain conditions required by the Agreement are satisfied, the reorganization is expected to become effective on or about August 20, 1998, (for Spartan Aggressive Municipal Fund) and August 27, 1998 (for Spartan Insured Municipal Income Fund).
   Effective February 2, 1998, Spartan Aggressive Municipal Fund and Spartan Insured Municipal Income Fund were closed to new accounts, except for investments through Fidelity Portfolio Advisory Services for shareholders of Spartan Aggressive Municipal Fund. Only shareholders of the funds prior to that date, can continue to purchase shares of the funds.
These funds may be appropriate for investors in higher tax brackets who seek high current income that is free from federal income tax. Each fund's level of risk and potential reward depends on the quality and maturity of its investments. Spartan Aggressive may invest in lower-quality investments, which typically carry the most risk and the highest yield potential. Spartan Insured Municipal Income invests in securities that, because of insurance coverage, have an extra degree of credit safety. Insurance covers the timely payment of principal and interest, but does not guarantee the market value of a security or the fund's share price. You should consider your investment objective and tolerance for risk when making an investment decision.
The value of the funds' investments and the income they generate will vary from day to day, and generally reflect interest rates, market conditions, and other economic and political news. When you sell your shares, they may be worth more or less than what you paid for them. By themselves, the funds do not constitute a balanced investment plan.

THE SPECTRUM OF
FIDELITY FUNDS
BROAD CATEGORIES OF FIDELITY
FUNDS ARE PRESENTED HERE IN
ORDER OF ASCENDING RISK.
GENERALLY, INVESTORS SEEKING TO
MAXIMIZE RETURN MUST ASSUME
GREATER RISK. THE FUNDS IN THIS
PROSPECTUS ARE IN THE INCOME
CATEGORY.
(SOLID BULLET) MONEY MARKET SEEKS
INCOME AND STABILITY BY
INVESTING IN HIGH-QUALITY,
SHORT-TERM INVESTMENTS.
(RIGHT ARROW) INCOME SEEKS INCOME BY
INVESTING IN BONDS.
(SOLID BULLET) GROWTH AND INCOME SEEKS
LONG-TERM GROWTH AND INCOME
BY INVESTING IN STOCKS AND
BONDS.
(SOLID BULLET) GROWTH SEEKS LONG-TERM
GROWTH BY INVESTING MAINLY IN
STOCKS.
(CHECKMARK)
EXPENSES
SHAREHOLDER TRANSACTION EXPENSES are charges you may pay when you buy or sell shares of a fund. In addition, you may be charged an annual account maintenance fee if your account balance falls below $2,500. See "Transaction Details," page , for an explanation of how and when these charges apply.
Sales charge on purchases              None
and reinvested distributions

Deferred sales charge on redemptions   None

Annual account maintenance fee         $12.00
(for accounts under $2,500)

ANNUAL FUND OPERATING EXPENSES are paid out of each fund's assets. Each fund pays a management fee to FMR. It also incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements and financial reports. A fund's expenses are factored into its share price or dividends and are not charged directly to shareholder accounts (see "Breakdown of Expenses" page ). The following figures are based on historical expenses, adjusted to reflect current fees, of each fund and are calculated as a percentage of average net assets of each fund. In addition, each fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses. Including these reductions, the total fund operating expenses presented in the table
would have been    0.52    % for Spartan Aggressive Municipal and
   0.54    % for Spartan Insured Municipal Income.
UNDERSTANDING
EXPENSES
OPERATING A MUTUAL FUND
INVOLVES A VARIETY OF EXPENSES
FOR PORTFOLIO MANAGEMENT,
SHAREHOLDER STATEMENTS, TAX
REPORTING, AND OTHER SERVICES.
THESE EXPENSES ARE PAID FROM
EACH FUND'S ASSETS, AND THEIR
EFFECT IS ALREADY FACTORED INTO
ANY QUOTED SHARE PRICE OR
RETURN. ALSO, AS AN INVESTOR,
YOU MAY PAY CERTAIN EXPENSES
DIRECTLY.
(CHECKMARK)
SPARTAN AGGRESSIVE
Management fee (after reimbursement)      0.35    %

12b-1 fee                              None

Other expenses                            0.18    %

Total fund operating expenses             0.53    %
(after reimbursement)

SPARTAN INSURED
Management fee (after reimbursement)      0.35    %

12b-1 fee                              None

Other expenses                            0.20    %

Total fund operating expenses             0.55    %
(after reimbursement)

EXAMPLES: Let's say, hypothetically, that each fund's annual return is 5% and that your shareholder transaction expenses and each fund's annual operating expenses are exactly as just described. For every $1,000 you invested, here's how much you would pay in total expenses if you close your account after the number of years indicated:
SPARTAN AGGRESSIVE
1 year     $    5

3 years    $    17

5 years    $    30

10 years   $    66

SPARTAN INSURED
1 year     $    6

3 years    $    18

5 years    $    31

10 years   $    69

These examples illustrate the effect of expenses, but are not meant to suggest actual or expected expenses or returns, all of which may vary.
   Effective August 1, 1997,     FMR has voluntarily agreed to
reimburse Spartan Aggressive Municipal through December 31,
1999   ,     to the extent that total operating expenses exceed 0.53%
of its average net assets.    Effective April 1, 1997,     FMR has
voluntarily agreed to reimburse Spartan Insured Municipal Income to the extent that total operating expenses exceed 0.55% of its average net assets. If these agreements were not in effect, the management fee, other expenses, and total operating expenses would have been
0.40%, 0.18    %, and    0.58    %, respectively for Spartan
Aggressive Municipal and    0.39%, 0.20    %, and    0.59    %,
respectively for Spartan Insured Municipal Income. Expenses eligible for reimbursement do not include interest, taxes, brokerage commissions, or extraordinary expenses.
FINANCIAL HIGHLIGHTS
The financial highlights tables that follow have been audited by
   Coopers & Lybrand L.L.P.    , independent accountants. The funds'
financial highlights, financial statements, and reports of the auditor are included in each fund's Annual Report, and are incorporated by reference into (are legally a part of) the funds' SAI. Contact Fidelity for a free copy of an Annual Report or the SAI.
SPARTAN AGGRESSIVE MUNICIPAL FUND



1.Selected Per-Share Data and Ratios

2.Years ended December 31
1997          1996           1995     1994     1993   F     1992          1991          1990          1989      1988

3.Net asset value,
$ 11.360      $ 11.670       $ 10.810 $ 12.330 $ 11.880     $ 11.800      $ 11.430      $ 11.490      $ 11.330  $ 10.820
       beginning        of period

4.Income from Investment
 .634          .699           .709     .770     .783         .834          .863          .886          .881      .894
Operations
 Net interest income

5. Net realized and
 .499          (.307)         .858     (1.473)  .788         .208          .429          (.060)        .160      .510
 unrealized gain (loss)

6. Total from
1.133         .392           1.567    (.703)   1.571        1.042         1.292         .826          1.041     1.404
 investment operations

7.Less Distributions
(.634)           (.699)      (.709)   (.770)   (.783)       (.83   4    ) (.86   3    ) (.8   86    ) (.88   1) (.894    )
 From net interes   t     income

8. In excess of net
--            (.004)   B     --       --       --           --            --            --            --        --
 in   terest     income

9. From net realized gain
--            --             --       (.050)   (.340)       (.130)        (.060)        --            --        --

10. Total distributions
(.634)        (.   703    )  (.709)   (.820)   (1.123)      (.96   4    ) (.92   3    ) (.8   86    ) (.88   1) (.894    )

11.Redemption fee   s     added
 .001          .001           .002     .003     .002         .002          .001          --            --        --
       to paid in capital

12.Net asset value,
$ 11.860      $ 11.360       $ 11.670 $ 10.810 $ 12.330     $ 11.880      $ 11.800      $ 11.430      $ 11.490  $ 11.330
end of period

13.Total return   A
   10.29    % 3.56%          14.89%   (5.82)%  13.63%       9.17%         11.77%        7.48%         9.50%     13.40%

14.Net assets, end of period
$ 958         $ 852          $ 910    $ 796    $ 952        $ 762         $ 654         $ 551         $ 546     $ 456
       (In millions)

15.Ratio of expenses to average
 .56%   C      .63%           .64%     .63%     .64%         .64%          .69%          .66%          .69%      .73%
       net assets

16.Ratio of expenses to average
 .55%   D      .63%           .64%     .63%     .64%         .64%          .69%          .66%          .69%      .73%
       net assets after expense reductions

17.Ratio of net interest income to
5.53%         6.14%          6.24%    6.69%    6.37%        7.01%         7.46%         7.79%         7.68%     7.98%
average net assets

18.Portfolio turnover rate
49%   E       35%            39%      40%      54%          43%           30%           46%           46%       46%


   A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
   B THE AMOUNTS SHOWN REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
   C FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
   D FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S
EXPENSES.
   E THE PORTFOLIO TURNOVER RATE DOES NOT INCLUDE THE ASSETS ACQUIRED IN THE MERGER.
   F EFFECTIVE JANUARY 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT NET INTEREST INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX
DIFFERENCES.
SPARTAN INSURED MUNICIPAL INCOME    FUND



19.Selected Per-Share Data and Ratios

20.Years ended December 31
1997         1996         1995    1994    1993   A     1992    1991     1990           1989           1988

21.Net asset value,
$ 11.890     $ 12.040     $ 10.690 $ 12.370 $ 11.720   $ 11.630 $ 11.090 $ 11.050       $ 10.780      $ 10.360
       beginning        of period

22.Income from Investment
 .583         .574         .599    .627    .655        .689     .702     .713           .717           .706
Operations
 Net interest income

23. Net realized and unrealized
 .520         (.150)       1.358   (1.560) .930        .200     .540     .040           .270           .420
        gain (loss)

24. Total from investment
1.103        .424         1.957   (.933)  1.585       .889     1.242    .753           .987           1.126
        operations

25.Less Distributions
(.583)       (.574)       (.599)  (.627)  (.655)      (.689)   (.702)   (.71   3    )  (.7   17    )  (.70   6    )
 From net interest income

26. From net realized gain
--           --           (.008)  (.120)  (.280)      (.110)   --       --             --             --

27. Total distributions
(.583)       (.574)       (.607)  (.747)  (.935)      (.799)  (.702)   (.71   3    )  (.7   17    )  (.   7    0   6    )

28.Net asset value, end of
$ 12.410     $ 11.890     $ 12.040 $ 10.690 $ 12.370  $ 11.720 $ 11.630 $ 11.090       $ 11.050       $ 10.780
period

29.Total return   D
   9.54    % 3.68%        18.67%  (7.73) % 13.85%      7.91%    11.57%   7.08%          9.45%          11.19%

30.Net assets, end of period
$ 333        $ 330        $ 357   $ 320   $ 448       $ 371    $ 303    $ 199          $ 175          $ 154
       (In millions)

31.Ratio of expenses to
 .57%   B     .61%         .61%    .58%    .61%        .63%    .65%     .67%           .70%           .7   0    %   B
       average net assets

32.Ratio of expenses to average
 .56%   C     .60%   C     .61%    .58%    .61%        .63%     .65%    .67%           .70%           .70%
net assets after expense
reductions

33.Ratio of net interest income
4.82%        4.87%        5.24%   5.52%   5.31%       5.91%   6.23%    6.52%          6.57%          6.64%
       to average net assets

34.Portfolio turnover rate
24%          31%          61%     56%     78%         69%     62%     66%            51%            35%


   A EFFECTIVE JANUARY 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INTEREST INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX
DIFFERENCES.
   B FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
   C FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S
EXPENSES.
   D THE TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES
NO    T BEEN REDUCED DURING THE PERIOD SHOWN.
PERFORMANCE
Bond fund performance can be measured as TOTAL RETURN or YIELD. The total returns that follow are based on historical fund results.
Each fund's fiscal year runs from January 1 through December 31. The tables below show each fund's performance over past fiscal years compared to different measures, including a comparative index and a competitive funds average. The charts on page present calendar year performance.
AVERAGE ANNUAL TOTAL RETURNS

Fiscal periods ended                             Past 1           Past 5          Past 10
December 31, 1997                                year             years           years

Spartan Aggressive                                   10.29    %       7.03    %       8.63    %

Lehman Brothers Muni. Bond Index                     9.19    %        7.36    %       8.58    %

Lipper    General     Muni. Debt Funds Average       9.11    %        6.84    %       8.24    %

Spartan Insured                                      9.54    %        7.20    %       8.31    %

Lehman Bros. Ins. Muni. Bond Index                   9.58    %        7.56    %      n/a

Lipper Insured Muni. Debt Funds Average              8.39    %        6.69    %       8.06%


CUMULATIVE TOTAL RETURNS

Fiscal periods ended                             Past 1           Past 5           Past 10
December 31, 1997                                year             years            years

Spartan Aggressive                                   10.29    %       40.43    %       128.73    %

Lehman Brothers Muni. Bond Index                     9.19    %        42.62    %       127.85    %

Lipper    General     Muni. Debt Funds Average       9.11    %        39.28    %       121.06    %

Spartan Insured                                      9.54    %        41.59    %       122.14    %

Lehman Bros. Ins. Muni. Bond Index                   9.58    %        43.95    %      n/a

Lipper Insured Muni   .     Debt Funds Average       8.39    %        38.29    %       117.26%


If FMR had not reimbursed certain fund expenses during these periods, yields and total returns would have been lower.
EXPLANATION OF TERMS
UNDERSTANDING
PERFORMANCE
YIELD illustrates the income
earned by a fund over a recent
period. 30-day yields are
usually used for bond funds.
Yields change daily, reflecting
changes in interest rates.
TOTAL RETURN reflects both the
reinvestment of income and
capital gain distributions and
any change in a fund's share
price.
(checkmark)
TOTAL RETURN is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gains. A CUMULATIVE TOTAL RETURN reflects actual performance over a stated period of time. An AVERAGE ANNUAL TOTAL RETURN is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results. YIELD refers to the income generated by an investment in a fund over a given period of time, expressed as an annual percentage rate. A TAX-EQUIVALENT YIELD shows what an investor would have to earn before taxes to equal a tax-free yield. Yields are calculated according to a standard that is required for all stock and bond funds. Because this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.
   YEAR-BY-YEAR TOTAL RETURNS
CALENDAR YEARS 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997
SPARTAN INSURED     11.19% 9.45% 7.08% 11.57% 7.91% 13.85% -7.73%
18.67% 3.68% 9.54    %
LIPPER INS. MUNI. DEBT FUNDS
AV   G. 11.26% 9.52% 6.41% 11.39% 8.66% 12.07% -6.67% 17.59% 2.83%
8.39    %
CONSUMER PRICE INDEX    4.42% 4.65% 6.11% 3.06% 2.90% 2.75% 2.67%
2.54% 3.32% 1.70    %
PERCENTAGE (%)
ROW: 1, COL: 1, VALUE: 11.19
ROW: 2, COL: 1, VALUE: 9.450000000000001
ROW: 3, COL: 1, VALUE: 7.08
ROW: 4, COL: 1, VALUE: 11.57
ROW: 5, COL: 1, VALUE: 7.91
ROW: 6, COL: 1, VALUE: 13.85
ROW: 7, COL: 1, VALUE: -7.73
ROW: 8, COL: 1, VALUE: 18.67
ROW: 9, COL: 1, VALUE: 3.68
ROW: 10, COL: 1, VALUE: 9.539999999999999
(LARGE SOLID BOX) SPARTAN INSURED
   YEAR-BY-YEAR TOTAL RETURNS
CALENDAR YEARS 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997
SPARTAN AGGRESSIVE     13.40% 9.50% 7.48% 11.77% 9.17% 13.63% -5.82%
14.89% 3.56% 10.29%
LIPPER    GENERAL     MUNI. DEBT

   FUNDS AVG. 11.53% 9.65% 6.05% 12.09% 8.79% 12.47% -6.50% 16.84%
3.30% 9.11%
CONSUMER PRICE INDEX    4.42% 4.65% 6.11% 3.06% 2.90% 2.75% 2.67%
2.54% 3.32% 1.70    %
PERCENTAGE (%)
ROW: 1, COL: 1, VALUE: 13.4
ROW: 2, COL: 1, VALUE: 9.5
ROW: 3, COL: 1, VALUE: 7.48
ROW: 4, COL: 1, VALUE: 11.77
ROW: 5, COL: 1, VALUE: 9.17
ROW: 6, COL: 1, VALUE: 13.63
ROW: 7, COL: 1, VALUE: -5.819999999999999
ROW: 8, COL: 1, VALUE: 14.89
ROW: 9, COL: 1, VALUE: 3.56
ROW: 10, COL: 1, VALUE: 10.29
(LARGE SOLID BOX) SPARTAN
AGGRESSIVE
LEHMAN BROTHERS MUNICIPAL BOND INDEX is a total return performance benchmark for investment-grade municipal bonds with maturities of at least one year.
LEHMAN BROTHERS INSURED MUNICIPAL BOND INDEX is a total return performance benchmark for municipal bonds that are backed by insurers with Aaa/AAA ratings and have maturities of at least one year.
Unlike each fund's returns, the total returns of each comparative index do not include the effect of any brokerage commissions, transaction fees, or other costs of investing.
THE CONSUMER PRICE INDEX is a widely recognized measure of inflation calculated by the U.S. Government.
THE COMPETITIVE FUNDS AVERAGES are the Lipper    General     Municipal
Debt Funds Average and    the     Lipper Insured Municipal Debt Funds
Average for Spartan Aggressive Municipal and Spartan Insured Municipal Income, respectively. As of December 31, 1997, the averages reflected
the performance of    235     and    50     mutual funds with similar
investment objectives, respectively. These averages, published by Lipper Analytical Services, Inc., exclude the effect of sales loads. The funds' recent strategies, performance, and holdings are detailed twice a year in financial reports, which are sent to all shareholders. For current performance or a free annual report, call 1-800-544-8888. TOTAL RETURNS AND YIELDS ARE BASED ON PAST RESULTS AND ARE NOT AN INDICATION OF FUTURE PERFORMANCE.
THE FUNDS IN DETAIL


CHARTER
EACH FUND IS A MUTUAL FUND: an investment that pools shareholders' money and invests it toward a specified goal. Each fund is a diversified fund of Fidelity Municipal Trust, an open-end management investment company organized as a Massachusetts business trust on June 22, 1984.
EACH FUND IS GOVERNED BY A BOARD OF TRUSTEES which is responsible for protecting the interests of shareholders. The trustees are experienced executives who meet periodically throughout the year to oversee the funds' activities, review contractual arrangements with companies that provide services to the funds, and review the funds' performance. The trustees serve as trustees for other Fidelity funds. The majority of trustees are not otherwise affiliated with Fidelity.
THE FUNDS MAY HOLD SPECIAL SHAREHOLDER MEETINGS AND MAIL PROXY MATERIALS. These meetings may be called to elect or remove trustees, change fundamental policies, approve a management contract, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. Fidelity will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. The number of votes you are entitled to is based upon the dollar value of your investment.
FMR AND ITS AFFILIATES
The funds are managed by FMR, which chooses their investments and
handles the   ir business     affairs. Beginning    January 1, 1999,
FIMM, located in Merrimack, New Hampshire, will have primary responsibility for providing investment management services for the funds.
George Fischer is Vice President and manager of Spartan Insured Municipal Income and Spartan Aggressive Municipal, which he has managed since August 1995 and January 1998, respectively. He also manages several other Fidelity funds. Since joining Fidelity in 1989, Mr. Fischer has worked as an analyst and manager.
   FIDELITY FACTS
   Fidelity offers the broadest

   selection of mutual funds

   in the world.
   (solid bullet) Number of Fidelity mutual
   funds: over 226
   (solid bullet) Assets in Fidelity mutual
   funds: over $529 billion
   (solid bullet) Number of shareholder
   accounts: over 34 million
   (solid bullet) Number of investment
   analysts and portfolio
   managers: over 265
(checkmark)
Fidelity investment personnel may invest in securities for their own accounts pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.
Fidelity Distributors Corporation (FDC) distributes and markets Fidelity's funds and services.
UMB Bank, n.a. (UMB) is each fund's transfer agent, and is located at 1010 Grand Avenue, Kansas City, Missouri. UMB employs Fidelity Service Company, Inc. (FSC) to perform transfer agent servicing functions for each fund.
FMR Corp. is the ultimate parent company of FMR. Members of the Edward
C. Johnson 3d family are the predominant owners of a class of shares of common stock representing approximately 49% of the voting power of FMR Corp. Under the Investment Company Act of 1940 (the 1940 Act), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company; therefore, the Johnson family may be deemed under the 1940 Act to form a controlling group with respect to FMR Corp.
FMR may use its broker-dealer affiliates and other firms that sell fund shares to carry out a fund's transactions, provided that the fund receives brokerage services and commission rates comparable to those of other broker-dealers.
INVESTMENT PRINCIPLES AND RISKS
BOND FUNDS IN GENERAL. The yield and share price of a bond fund change daily based on changes in interest rates and market conditions, and in response to other economic, political or financial events. The types and maturities of the securities a bond fund purchases and the credit quality of their issuers will impact a bond fund's reaction to these events.
The total return from a bond includes both income and price gains or losses. While income is the most important component of bond returns over time, a bond fund's emphasis on income does not mean the fund invests only in the highest-yielding bonds available, or that it can avoid losses of principal.
INTEREST RATE RISK. In general, bond prices rise when interest rates fall and fall when interest rates rise. Longer-term bonds are usually more sensitive to interest rate changes. In other words, the longer the maturity of a bond, the greater the impact a change in interest rates is likely to have on the bond's price. In addition, short-term interest rates and long-term interest rates do not necessarily move in the same amount or in the same direction. A short-term bond tends to react to changes in short-term interest rates and a long-term bond tends to react to changes in long-term interest rates.
ISSUER RISK. The price of a bond is affected by the credit quality of its issuer. Changes in the financial condition of an issuer, changes in general economic conditions, and changes in specific economic conditions that affect a particular type of issuer can impact the credit quality of an issuer. Lower quality bonds generally tend to be more sensitive to these changes than higher quality bonds.
MUNICIPAL MARKET RISK. Municipal securities are backed by the entity that issued them and/or other revenue streams. Municipal security values may be significantly affected by political changes as well as uncertainties in the municipal market related to taxation or the rights of municipal securities holders.
FIDELITY'S APPROACH TO BOND FUNDS. In managing bond funds, FMR selects a benchmark index which is representative of the universe of securities in which a fund invests. FMR uses this benchmark as a guide in structuring the fund and selecting its investments.
FMR allocates assets among different market sectors (for example, general obligation bonds of a state or bonds financing a specific project) and different maturities based on its view of the relative value of each sector or maturity.
FMR focuses on assembling a portfolio of income-producing bonds that it believes will provide the best balance between risk and return within the universe of securities in which the fund invests. FMR's evaluation of a potential investment includes an analysis of the credit quality of the issuer, its structural features, its current price compared to FMR's estimate of its long-term value, and any short-term trading opportunities resulting from market inefficiencies. SPARTAN AGGRESSIVE MUNICIPAL seeks high current income that is free from federal income tax by investing primarily in investment-grade municipal securities. The fund will limit its investments in below investment-grade securities to 35% of its assets. The benchmark index for the fund is the Lehman Brothers Municipal Bond Index, a benchmark of investment-grade municipal bonds with maturities of one year or more. FMR manages the fund to have similar overall interest rate risk to the Index. As of December 31, 1997, the dollar-weighted average
maturity of the fund and the Index was approximately 13.9 and    13.98
years,     respectively.
FMR normally invests at least 80% of the fund's assets in municipal securities whose interest is free from federal income tax.
SPARTAN INSURED MUNICIPAL INCOME seeks high current income that is free from federal income tax, consistent with preservation of capital, by investing primarily in municipal bonds that are covered by insurance guaranteeing the timely payment of interest and
principal.    FMR normally invests     65% of the fund's total assets
in these securities. The balance, however, may be invested in other types of securities, including uninsured municipal bonds.
The insurance coverage for municipal bonds is obtained either by the bond's issuer or underwriter, or purchased by the fund. The fund pays
premiums for the insurance either directly or indirectly,    and the
insurance     increases the credit safety of the fund's investments
but decreases the fund's yield. It is important to note that the insurance does not guarantee the market value of a security or the fund's shares. As a result of the fund's emphasis on insured securities, the fund's performance may be affected by conditions affecting the municipal bond insurance industry generally. Insurance
companies that issue municipal insurance include: A   mbac Assurance
Corp.    , Connie Lee    Insurance Co.    , Financial Guaranty
Insurance Company, Financial Security Assurance, Inc., and Municipal
Bond Investors Assurance    Co    . Adverse changes in the financial
condition of a single insurance company could have a significant impact on municipal security values and the value of the fund's holdings.
The benchmark index for the fund is the Lehman Brothers Insured Municipal Bond Index, a benchmark of municipal bonds that are backed by insurers with Aaa/AAA ratings and have maturities of one year or more. FMR manages the fund to have similar overall interest rate risk to the Index. As of December 31, 1997, the dollar-weighted average
maturity of the fund and the Index was approximately    13.3     and
   15.69     years, respectively.
FMR normally invests at least 80% of the fund's assets in municipal securities whose interest is free from federal income tax.
FMR may invest all of each fund's assets in municipal securities issued to finance private activities. The interest from these securities is a tax-preference item for purposes of the federal alternative minimum tax.
FMR may use various techniques to hedge a portion of a fund's risks, but there is no guarantee that these strategies will work as intended. When you sell your shares of a fund, they may be worth more or less than what you paid for them.
FMR normally invests each fund's assets according to its investment strategy and does not expect to invest in federally taxable obligations. Each fund also reserves the right to invest without limitation in short-term instruments, to hold a substantial amount of uninvested cash, or to invest more than normally permitted in federally taxable obligations for temporary, defensive purposes. SECURITIES AND INVESTMENT PRACTICES
The following pages contain more detailed information about types of instruments in which a fund may invest, strategies FMR may employ in pursuit of a fund's investment objective, and a summary of related risks. Any restrictions listed supplement those discussed earlier in this section. A complete listing of each fund's limitations and more detailed information about each fund's investments are contained in a fund's SAI. Policies and limitations are considered at the time of purchase; the sale of instruments is not required in the event of a subsequent change in circumstances.
FMR may not buy all of these instruments or use all of these techniques unless it believes that they are consistent with a fund's investment objective and policies and that doing so will help a fund achieve its goal. Fund holdings and recent investment strategies are detailed in each fund's financial reports, which are sent to shareholders twice a year. For a free SAI or financial report, call 1-800-544-8888.
DEBT SECURITIES. Bonds and other debt instruments are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable, or floating rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.
   SPARTAN AGGRESSIVE
   Fiscal Year Ended December 31, 1997 Debt Holdings, by Rating
    MOODY'S INVESTORS

     SERVICE STANDARD & POOR'S

    (AS A % OF INVESTMENTS) (AS A % OF INVESTMENTS)
      Average of  Average of

    Rating  total investments Rating total investments
   INVESTMENT GRADE

   Highest quality Aaa 37.1% AAA 35.3%

   High quality Aa 9.2% AA 8.3%

   Upper-medium grade A 9.2% A 11.5%

   Medium grade Baa 22.0% BBB 18.0%
   LOWER QUALITY

   Moderately speculative Ba 2.8% BB 2.8%

   Speculative B 0.1% B 1.0%

   Highly speculative Caa 0.1% CCC 0%

   Poor quality Ca 0% CC 0%

   Lowest quality, no interest C 0.2% C 0%

   In default, in arrears --  D 0.3%
   REFER TO THE FUND'S SAI FOR A MORE COMPLETE DISCUSSION OF THESE
RATINGS.
   THE FUND DOES NOT NECESSARILY RELY ON THE RATINGS OF MOODY'S OR S&P TO DETERMINE COMPLIANCE WITH ITS DEBT QUALITY
   POLICY. SECURITIES NOT RATED BY MOODY'S OR S&P AMOUNTED TO 14.3% OF THE FUND'S INVESTMENTS. THIS PERCENTAGE MAY
   INCLUDE SECURITIES RATED BY OTHER NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATIONS, AS WELL AS UNRATED SECURITIES.
   UNRATED LOWER-QUALITY SECURITIES AMOUNTED TO 10.8% OF THE FUND'S
INVESTMENTS.

Debt securities have varying levels of sensitivity to changes in interest rates and varying degrees of credit quality. In general, bond prices rise when interest rates fall, and fall when interest rates rise. Longer-term bonds and zero coupon bonds are generally more sensitive to interest rate changes.
Lower-quality debt securities (sometimes called "junk bonds") are considered to have speculative characteristics, and involve greater risk of default or price changes due to changes in the issuer's creditworthiness, or they may already be in default. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general or regional economic difficulty.
The following table provides a summary of ratings assigned to debt holdings (not including money market instruments) in Spartan Aggressive Municipal's portfolio. These figures are dollar-weighted averages of month-end portfolio holdings during the fiscal year ended
December    31,     1997, and are presented as a percentage of total
security investments. These percentages are historical and do not necessarily indicate the fund's current or future debt holdings.
RESTRICTIONS: Spartan Aggressive Municipal currently intends to limit its investments in below investment-grade securities to less than 35% of its assets and does not currently intend to invest more than 10% of its total assets in bonds that are in default. A security is considered to be investment-grade if it is rated investment-grade by Moody's Investors Service, Standard & Poor's, Duff & Phelps Credit Rating Co., or Fitch IBCA, Inc., or is unrated but judged by FMR to be of equivalent quality.
Spartan Insured Municipal Income invests only in investment-grade securities. A security is considered to be investment-grade if it is judged by FMR to be of equivalent quality to securities rated Baa or BBB or higher by Moody's Investors Service or Standard & Poors, respectively.
CREDIT AND LIQUIDITY SUPPORT. Issuers may employ various forms of credit and liquidity enhancement, including letters of credit, guarantees, puts and demand features, and insurance, provided by foreign or domestic entities such as banks and other financial institutions. These arrangements expose a fund to the credit risk of the entity providing the credit or liquidity support. Changes in the credit quality of the provider could affect the value of the security and a fund's share price. In addition, in the case of foreign providers of credit or liquidity support, extensive public information about the provider may not be available, and unfavorable political, economic, or governmental developments could affect its ability to honor its commitment.
MUNICIPAL SECURITIES are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, or financing for specific projects or public facilities. They may be fully or partially backed by the local government, or by the credit of a private issuer or the current or anticipated revenues from specific projects or assets. Because many municipal securities are issued to finance similar types of projects, especially those relating to education, health care, housing, transportation, and utilities, the municipal markets can be affected by conditions in those sectors. In addition, all municipal securities may be affected by uncertainties regarding their tax status, legislative changes, or rights of municipal securities holders. A municipal security may be owned directly or through a participation interest.
ASSET-BACKED SECURITIES include interests in pools of purchase contracts, financing leases, or sales agreements entered into by municipalities. The value of these securities depends on many factors, including changes in interest rates, the availability of information concerning the pool and its structure, the credit quality of the underlying assets, the market's perception of the servicer of the pool, and any credit enhancement provided. In addition, these securities may be subject to prepayment risk.
VARIABLE AND FLOATING RATE SECURITIES have interest rates that are periodically adjusted either at specific intervals or whenever a benchmark rate changes. Inverse floaters have interest rates that move
in the opposite direction from a benchmark,    often     making the
security's market value more volatile.
MUNICIPAL LEASE OBLIGATIONS are used by municipalities to acquire land, equipment, or facilities. If the municipality stops making payments or transfers its obligations to a private entity, the obligation could lose value or become taxable.
OTHER MUNICIPAL SECURITIES may include obligations of U.S. territories and possessions such as Guam, the Virgin Islands, and Puerto Rico, and their political subdivisions and public corporations.
PUT FEATURES entitle the holder to put (sell back) a security to the issuer or another party. In exchange for this benefit, a fund may accept a lower interest rate. Demand features and standby commitments are types of put features.
PRIVATE ENTITIES may be involved in some municipal securities. For example, industrial revenue bonds are backed by private entities, and resource recovery bonds often involve private corporations. The viability of a project or tax incentives could affect the value and credit quality of these securities.
ADJUSTING INVESTMENT EXPOSURE. A fund can use various techniques to increase or decrease its exposure to changing security prices, interest rates, or other factors that affect security values. These techniques may involve derivative transactions such as buying and
selling options and futures con   tracts, and p    urchasing indexed
securities.
FMR can use these practices to adjust the risk and return characteristics of a fund's portfolio of investments. If FMR judges market conditions incorrectly or employs a strategy that does not correlate well with a fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.
ILLIQUID AND RESTRICTED SECURITIES. Some investments may be determined by FMR, under the supervision of the Board of Trustees, to be illiquid, which means that they may be difficult to sell promptly at an acceptable price. The sale of some illiquid securities and some other securities may be subject to legal restrictions. Difficulty in selling securities may result in a loss or may be costly to a fund.
RESTRICTIONS: A fund may not purchase a security if, as a result, more than 10% of its assets would be invested in illiquid securities. WHEN-ISSUED AND FORWARD PURCHASE OR SALE TRANSACTIONS are trading practices in which payment and delivery for the security take place at a later date than is customary for that type of security. The market value of the security could change during this period.
CASH MANAGEMENT. A fund may invest in money market securities and in a money market fund available only to funds and accounts managed by FMR or its affiliates, whose goal is to seek a high level of current income exempt from federal income tax while maintaining a stable $1.00 share price. A major change in interest rates or a default on the money market fund's investments could cause its share price to change. DIVERSIFICATION. Diversifying a fund's investment portfolio can reduce the risks of investing. This may include limiting the amount of money invested in any one issuer or, on a broader scale, in any one industry or type of project. Economic, business, or political changes can affect all securities of a similar type.
RESTRICTIONS: With respect to 75% of its total assets, Spartan Aggressive Municipal may not purchase a security if, as a result, more than 5% would be invested in the securities of any one issuer. This limitation does not apply to U.S. Government securities.
With respect to 75% of its assets, Spartan Insured Municipal Income may not invest more than 5% of its total assets in any one issuer. This limitation does not apply to U.S. Government securities. The fund may also invest more than 25% of its assets in bonds insured by the same insurance company.
Each fund may invest more than 25% of its total assets in tax-free securities that finance similar types of projects.
BORROWING. Each fund may borrow from banks or from other funds advised by FMR, or through reverse repurchase agreements. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.
RESTRICTIONS: Each fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 331/3% of its total assets. FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS
Some of the policies and restrictions discussed on the preceding pages are fundamental, that is, subject to change only by shareholder approval. The following paragraphs restate all those that are fundamental. All policies stated throughout this prospectus, other than those identified in the following paragraphs, can be changed without shareholder approval.
SPARTAN AGGRESSIVE MUNICIPAL seeks to provide a high current yield, exempt from federal income tax.
Spartan Aggressive Municipal will normally invest at least 80% of its assets in municipal securities whose interest is exempt from federal tax.
With respect to 75% of its total assets, Spartan Aggressive Municipal may not purchase a security if, as a result, more than 5% would be
invested in the securities of any one issuer.    This limitation does
not apply to U.S. Government securities.
SPARTAN INSURED MUNICIPAL INCOME seeks to provide as high a level of federally tax-free income as is consistent with preservation of capital by investing primarily in a portfolio of municipal bonds that are covered by insurance guaranteeing the timely payment of principal and interest.
FMR will invest the fund's assets primarily in municipal bonds that are: (1) insured under an insurance policy obtained by the issuer or underwriter; or (2) insured under an insurance policy purchased by the fund. Insurance will cover the timely payment of interest and principal on municipal obligations and will be obtained from recognized insurers.
The fund may invest in uninsured municipal obligations judged to be of quality equivalent to the four highest ratings assigned by Moody's and S&P (Baa, BBB, or better). Under normal market conditions, such uninsured obligations may not exceed 35% of the fund's total assets. The fund may enter into futures contracts solely as a hedge against the effect that anticipated interest rate variations may have on the value of its holdings.
The fund will normally invest at least 80% of its assets in municipal securities whose interest is exempt from federal taxes.
During periods when FMR determines that a temporary defensive posture in the market is appropriate, it will consider investments in cash or cash equivalent short-term obligations, including short-term municipal obligations as well as those which may be federally taxable.
With respect to 75% of its assets, the fund may not invest more than
5% of its total assets in any one issuer.    This limitation does not
apply to U.S. Government securities.
Each fund may not invest more than 25% of its total assets in any one industry. This limitation does not apply to U.S. Government securities.
Each fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 331/3% of its total assets.
BREAKDOWN OF EXPENSES
Like all mutual funds, the funds pay fees related to their daily operations. Expenses paid out of a fund's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.
Each fund pays a MANAGEMENT FEE to FMR for managing its investments and business affairs. Each fund also pays OTHER EXPENSES, which are explained on page .
FMR may, from time to time, agree to reimburse the funds for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by a fund if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be terminated at any time without notice, can decrease a fund's expenses and boost its performance.
MANAGEMENT FEE
The management fee is calculated and paid to FMR every month. The fee is calculated by adding a group fee rate to an individual fund fee rate, multiplying the result by the fund's monthly average net assets and dividing by twelve.
UNDERSTANDING THE
MANAGEMENT FEE
The management fee FMR
receives is designed to be
responsive to changes in FMR's
total assets under
management. Building this
variable into the fee
calculation assures
shareholders that they will pay
a lower rate as FMR's assets
under management increase.
(checkmark)
The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.37%, and it drops as total assets under management increase.
FMR has voluntarily agreed to limit Spartan Aggressive Municipal's total operating expenses to an annual rate of 0.53% of average net assets. This agreement will continue until December 31, 1999.
For December 1997, the group fee rate was    .1372    %. The
individual fund fee rate is 0.25% for Spartan Aggressive Municipal
and    0.25% for     Spartan Insured Municipal Income.
Because of a reimbursement arrangement, the total management fee, as a percentage of each fund's average net assets, for the fiscal year
ended December    31,     1997   ,     was    0.40    % for    Spartan
Aggressive Municipal     and    0.39    % for Spartan Insured
Municipal Income.
Beginning January 1, 1999, FIMM will have primary responsibility for managing the funds' investments. FMR will pay FIMM, 50% of its management fee (before expense reimbursements) for FIMM's services. OTHER EXPENSES
While the management fee is a significant component of the funds' annual operating costs, the funds have other expenses as well.
UMB is the transfer and service agent for each fund. UMB has entered into sub-agreements with FSC under which FSC performs transfer agency, dividend disbursing, shareholder servicing, and accounting functions for the funds. These services include processing shareholder transactions, valuing each fund's investments, and calculating each fund's share price and dividends.
Under the terms of the sub-agreements, FSC receives all related fees paid to UMB by each fund.
For the fiscal year ended December    31,     1997, transfer agency
and pricing and bookkeeping fees paid (as a percentage of average net assets) amounted to the following. These amounts are before expense reductions, if any.
                     Transfer Agency and
                     Pricing and Bookkeeping
                     Fees Paid by Fund

Spartan Aggressive      0.16%

Spartan Insured         0.17    %

Each fund also pays other expenses, such as legal, audit, and custodian fees; in some instances, proxy solicitation costs; and the compensation of trustees who are not affiliated with Fidelity. A broker-dealer may use a portion of the commissions paid by a fund to reduce that fund's custodian or transfer agent fee.
Each fund has adopted a DISTRIBUTION AND SERVICE PLAN. Each plan recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with the distribution of fund shares. FMR directly, or through FDC, may make payments to third parties, such as banks or broker-dealers, that engage in the sale of, or provide shareholder support services for, the fund's shares. Currently, the Board of Trustees has authorized such payments.
For the fiscal year ended December    31,     1997, the portfolio
turnover rates for Spartan Aggressive Municipal and Spartan Insured
Municipal Income were    49    % and    24    %, respectively. These
rates vary from year to year.
   YOUR ACCOUNT


DOING BUSINESS WITH FIDELITY
Fidelity Investments was established in 1946 to manage one of America's first mutual funds. Today, Fidelity is the largest mutual fund company in the country, and is known as an innovative provider of high-quality financial services to individuals and institutions.
In addition to its mutual fund business, the company operates one of America's leading discount brokerage firms, Fidelity Brokerage Services, Inc. (FBSI). Fidelity is also a leader in providing
tax-   advantaged     retirement plans for individuals investing on
their own or through their employer.
Fidelity is committed to providing investors with practical information to make investment decisions. Based in Boston, Fidelity provides customers with complete service 24 hours a day, 365 days a year, through a network of telephone service centers around the country.
To reach Fidelity for general information, call these numbers:
(small solid bullet) For mutual funds, 1-800-544-8888
(small solid bullet) For brokerage, 1-800-544-7272
If you would prefer to speak with a representative in person, Fidelity
has over    80     walk-in Investor Centers across the country.
TYPES OF ACCOUNTS
You may set up an account directly in a fund or, if you own or intend to purchase individual securities as part of your total investment portfolio, you may consider investing in a fund through a brokerage account.
You may purchase or sell shares of the funds through an investment professional, including a broker, who may charge you a transaction fee for this service. If you invest through FBSI, another financial institution, or an investment professional, read their program materials for any special provisions, additional service features or fees that may apply to your investment in a fund. Certain features of the fund, such as the minimum initial or subsequent investment amounts, may be modified.
The different ways to set up (register) your account with Fidelity are listed in the table that follows.
WAYS TO SET UP YOUR ACCOUNT
INDIVIDUAL OR JOINT TENANT
FOR YOUR GENERAL INVESTMENT NEEDS
Individual accounts are owned by one person. Joint accounts can have two or more owners (tenants).
GIFTS OR TRANSFERS TO A MINOR (UGMA, UTMA)
TO INVEST FOR A CHILD'S EDUCATION OR OTHER FUTURE NEEDS
These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $10,000 a year per child without paying federal gift tax. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act
(UGMA) or the Uniform Transfers to Minors Act (UTMA).
TRUST
FOR MONEY BEING INVESTED BY A TRUST
The trust must be established before an account can be opened. BUSINESS OR ORGANIZATION
FOR INVESTMENT NEEDS OF CORPORATIONS, ASSOCIATIONS, PARTNERSHIPS, OR
OTHER GROUPS
Requires a special application.
HOW TO BUY SHARES
THE PRICE TO BUY ONE SHARE of each fund is the fund's net asset value per share (NAV). Each fund's shares are sold without a sales charge. Your shares will be purchased at the next NAV calculated after your
investment is received    in proper form    . Each fund's NAV is
normally calculated each business day at 4:00 p.m. Eastern time.
   Shares of Spartan Aggressive Municipal and Spartan Insured Municipal Income are offered to current shareholders only, except for investments through Fidelity Portfolio Advisory Services for shareholders of Spartan Aggressive Municipal Fund.
   Each fund reserves the right to reject any specific purchase order, including certain purchases by exchange. See "Exchange Restrictions" on page . Purchase orders may be refused if, in FMR's opinion they would disrupt management of a fund.
IF YOU ARE NEW TO FIDELITY, complete and sign an account application and mail it along with your check. You may also open your account in person or by wire as described on page . If there is no application accompanying this prospectus, call 1-800-544-8888.
IF YOU ALREADY HAVE MONEY INVESTED IN A FIDELITY FUND, you can:
(small solid bullet) Mail in an application with a check, or
(small solid bullet) Open your account by exchanging from another
Fidelity fund.
If you buy shares by check or Fidelity Money Line(registered trademark), and then sell those shares by any method other than by exchange to another Fidelity fund, the payment may be delayed for up to seven business days to ensure that your previous investment has cleared.
MINIMUM INVESTMENTS
TO OPEN AN ACCOUNT  $10,000
TO ADD TO AN ACCOUNT  $1,000
Through regular investment plans* $500
MINIMUM BALANCE $5,000
*FOR MORE INFORMATION ABOUT REGULAR INVESTMENT PLANS, PLEASE REFER TO "INVESTOR SERVICES," PAGE .
These minimums may vary for investments through Fidelity Portfolio Advisory Services. Refer to the program materials for details.

                                  TO OPEN                                       TO ADD TO
                                  AN                                            AN
                                  ACCOUNT                                       ACCOUNT

PHONE 1-800-544-7777
(PHONE_GRAPHIC)                   (SMALL SOLID BULLET) EXCHANGE FROM            (SMALL SOLID BULLET) EXCHANGE
                                  ANOTHER FIDELITY                              FROM ANOTHER
                                  FUND ACCOUNT                                  FIDELITY FUND
                                  WITH THE SAME                                 ACCOUNT WITH
                                  REGISTRATION,                                 THE SAME
                                  INCLUDING NAME,                               REGISTRATION,
                                  ADDRESS, AND                                  INCLUDING
                                  TAXPAYER ID                                   NAME,
                                  NUMBER.                                       ADDRESS, AND
                                                                                TAXPAYER ID
                                                                                NUMBER.
                                                                                (SMALL SOLID BULLET) USE FIDELITY
                                                                                MONEY LINE
                                                                                TO TRANSFER
                                                                                FROM YOUR
                                                                                BANK
                                                                                ACCOUNT. CALL
                                                                                BEFORE YOUR
                                                                                FIRST USE TO
                                                                                VERIFY THAT
                                                                                THIS SERVICE IS
                                                                                IN PLACE ON
                                                                                YOUR ACCOUNT.
                                                                                MAXIMUM
                                                                                MONEY LINE:
                                                                                UP TO
                                                                                $100,000.

MAIL (MAIL_GRAPHIC)                  (SMALL SOLID BULLET) COMPLETE AND             (SMALL SOLID BULLET) MAKE YOUR
                                     SIGN THE                                      CHECK PAYABLE
                                     APPLICATION.                                  TO THE
                                     MAKE YOUR                                     COMPLETE
                                     CHECK PAYABLE                                 NAME OF THE
                                     TO THE COMPLETE                               FUND. INDICATE
                                     NAME OF THE                                   YOUR FUND
                                     FUND. MAIL TO                                 ACCOUNT
                                     THE ADDRESS                                   NUMBER ON
                                     INDICATED ON THE                              YOUR CHECK
                                     APPLICATION.                                  AND MAIL TO
                                                                                   THE ADDRESS
                                                                                   PRINTED ON
                                                                                   YOUR ACCOUNT
                                                                                   STATEMENT.
                                                                                   (SMALL SOLID BULLET) EXCHANGE BY
                                                                                   MAIL: CALL
                                                                                   1-800-544-66
                                                                                   66 FOR
                                                                                   INSTRUCTIONS.

IN PERSON (HAND_GRAPHIC)             (SMALL SOLID BULLET) BRING YOUR               (SMALL SOLID BULLET) BRING YOUR
                                     APPLICATION AND                               CHECK TO A
                                     CHECK TO                                      FIDELITY
                                     A FIDELITY                                    INVESTOR
                                     INVESTOR CENTER.                              CENTER. CALL
                                     CALL                                          1-800-544-97
                                     1-800-544-97                                  97 FOR THE
                                     97 FOR THE                                    CENTER NEAREST
                                     CENTER NEAREST                                YOU.
                                     YOU.

WIRE (WIRE_GRAPHIC)                  (SMALL SOLID BULLET) CALL                     (SMALL SOLID BULLET) WIRE TO:
                                     1-800-544-77                                  BANKERS TRUST
                                     77 TO SET UP                                  COMPANY,
                                     YOUR ACCOUNT                                  BANK ROUTING
                                     AND TO ARRANGE                                #02100103
                                     A WIRE                                        3,
                                     TRANSACTION.                                  ACCOUNT
                                     (SMALL SOLID BULLET) WIRE WITHIN 24           #00163053.
                                     HOURS TO:                                    SPECIFY THE
                                     BANKERS TRUST                                 COMPLETE
                                     COMPANY,                                     NAME OF THE
                                     BANK ROUTING                                  FUND AND
                                     #021001033,                                  INCLUDE YOUR
                                     ACCOUNT                                       ACCOUNT
                                     #00163053.                                   NUMBER AND
                                     SPECIFY THE                                   YOUR NAME.
                                     COMPLETE NAME
                                     OF THE FUND AND
                                     INCLUDE YOUR
                                     NEW ACCOUNT
                                     NUMBER AND
                                     YOUR NAME.

AUTOMATICALLY (AUTOMATIC_GRAPHIC)    (SMALL SOLID BULLET) NOT AVAILABLE.           (SMALL SOLID BULLET) USE FIDELITY
                                                                                   AUTOMATIC
                                                                                   ACCOUNT
                                                                                   BUILDER. SIGN
                                                                                   UP FOR THIS
                                                                                   SERVICE WHEN
                                                                                   OPENING YOUR
                                                                                   ACCOUNT, OR
                                                                                   CALL
                                                                                   1-800-544-6
                                                                                   666 TO ADD
                                                                                   IT.



(TDD_GRAPHIC) TDD - SERVICE FOR THE DEAF AND HEARING IMPAIRED: 1-800-544-0118


HOW TO SELL SHARES
You can arrange to take money out of your fund account at any time by selling (redeeming) some or all of your shares.
THE PRICE TO SELL ONE SHARE of each fund is the fund's NAV.
Your shares will be sold at the next NAV calculated after your order
is received    in proper form    . Each fund's NAV is normally
calculated each business day at 4:00 p.m. Eastern time.
IF YOU ARE SELLING SOME BUT NOT ALL OF YOUR SHARES, leave at least $5,000 worth of shares in the account to keep it open.
TO SELL SHARES BY BANK WIRE OR FIDELITY MONEY LINE, you will need to sign up for these services in advance.
CERTAIN REQUESTS MUST INCLUDE A SIGNATURE GUARANTEE. It is designed to protect you and Fidelity from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:
(small solid bullet) You wish to redeem more than $100,000 worth of shares,
(small solid bullet) Your account registration has changed within the last 30 days,
(small solid bullet) The check is being mailed to a different address than the one on your account (record address),
(small solid bullet) The check is being made payable to someone other than the account owner, or
(small solid bullet) The redemption proceeds are being transferred to a Fidelity account with a different registration.
You should be able to obtain a signature guarantee from a bank, broker (including Fidelity Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.
SELLING SHARES IN WRITING
Write a "letter of instruction" with:
(small solid bullet) Your name,
(small solid bullet) The fund's name,
(small solid bullet) Your fund account number,
(small solid bullet) The dollar amount or number of shares to be redeemed, and
(small solid bullet) Any other applicable requirements listed in the table that follows.
Unless otherwise instructed, Fidelity will send a check to the record address. Deliver your letter to a Fidelity Investor Center, or mail it to:
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
CHECKWRITING
If you have a checkbook for your account in Spartan Insured Municipal Income, you may write an unlimited number of checks. Do not, however, try to close out your account by check.
      ACCOUNT TYPE   SPECIAL REQUIREMENTS


PHONE 1-800-544-777 (PHONE_GRAPHIC)              ALL ACCOUNT TYPES           (SMALL SOLID BULLET) MAXIMUM
                                                                             CHECK REQUEST:
                                                                             $100,000.
                                                                             (SMALL SOLID BULLET) FOR MONEY
                                                                             LINE TRANSFERS
                                                                             TO YOUR BANK
                                                                             ACCOUNT;
                                                                             MINIMUM:
                                                                             $10;
                                                                             MAXIMUM: UP
                                                                             TO $100,000.
                                                                             (SMALL SOLID BULLET) YOU MAY
                                                                             EXCHANGE TO
                                                                             OTHER FIDELITY
                                                                             FUNDS IF BOTH
                                                                             ACCOUNTS ARE
                                                                             REGISTERED WITH
                                                                             THE SAME
                                                                             NAME(S),
                                                                             ADDRESS, AND
                                                                             TAXPAYER ID
                                                                             NUMBER.

MAIL OR IN PERSON (MAIL_GRAPHIC)(HAND_GRAPHIC)   INDIVIDUAL, JOINT           (SMALL SOLID BULLET) THE LETTER OF
                                                 TENANT,                     INSTRUCTION
                                                 SOLE PROPRIETORSHI          MUST BE
                                                 P, UGMA, UTMA               SIGNED BY ALL
                                                 TRUST                       PERSONS
                                                                             REQUIRED TO
                                                                             SIGN FOR
                                                                             TRANSACTIONS,
                                                 BUSINESS OR                 EXACTLY AS THEIR
                                                 ORGANIZATION                NAMES APPEAR
                                                                             ON THE
                                                                             ACCOUNT.
                                                                             (SMALL SOLID BULLET) THE TRUSTEE
                                                                             MUST SIGN THE
                                                 EXECUTOR,                   LETTER INDICATING
                                                 ADMINISTRATOR,              CAPACITY AS
                                                 CONSERVATOR,                TRUSTEE. IF THE
                                                 GUARDIAN                    TRUSTEE'S NAME
                                                                             IS NOT IN THE
                                                                             ACCOUNT
                                                                             REGISTRATION,
                                                                             PROVIDE A COPY
                                                                             OF THE TRUST
                                                                             DOCUMENT
                                                                             CERTIFIED WITHIN
                                                                             THE LAST 60
                                                                             DAYS.
                                                                             (SMALL SOLID BULLET) AT LEAST ONE
                                                                             PERSON
                                                                             AUTHORIZED BY
                                                                             CORPORATE
                                                                             RESOLUTION TO
                                                                             ACT ON THE
                                                                             ACCOUNT MUST
                                                                             SIGN THE LETTER.
                                                                             (SMALL SOLID BULLET) INCLUDE A
                                                                             CORPORATE
                                                                             RESOLUTION WITH
                                                                             CORPORATE SEAL
                                                                             OR A SIGNATURE
                                                                             GUARANTEE.
                                                                             (SMALL SOLID BULLET) CALL
                                                                             1-800-544-66
                                                                             66 FOR
                                                                             INSTRUCTIONS.

WIRE (WIRE_GRAPHIC)                              ALL ACCOUNT TYPES           (SMALL SOLID BULLET) YOU MUST SIGN
                                                                             UP FOR THE WIRE
                                                                             FEATURE BEFORE
                                                                             USING IT. TO
                                                                             VERIFY THAT IT IS
                                                                             IN PLACE, CALL
                                                                             1-800-544-66
                                                                             66. MINIMUM
                                                                             WIRE: $5,000.
                                                                             (SMALL SOLID BULLET) YOUR WIRE
                                                                             REDEMPTION
                                                                             REQUEST MUST
                                                                             BE RECEIVED    IN
                                                                                PROPER FORM     BY
                                                                             FIDELITY BEFORE
                                                                             4:00 P.M.
                                                                             EASTERN TIME
                                                                             FOR MONEY TO
                                                                             BE WIRED ON
                                                                             THE NEXT
                                                                             BUSINESS DAY.

CHECK (CHECK_GRAPHIC)                               ALL ACCOUNT TYPES           (SMALL SOLID BULLET) MINIMUM
                                                                                CHECK:
                                                                                $1,000.
                                                                                (SMALL SOLID BULLET) ALL ACCOUNT
                                                                                OWNERS MUST
                                                                                SIGN A
                                                                                SIGNATURE CARD
                                                                                TO RECEIVE A
                                                                                CHECKBOOK.



(TDD_GRAPHIC) TDD - SERVICE FOR THE DEAF AND HEARING IMPAIRED: 1-800-544-0118


INVESTOR SERVICES
Fidelity provides a variety of services to help you manage your account.
INFORMATION SERVICES
FIDELITY'S TELEPHONE REPRESENTATIVES are available 24 hours a day, 365 days a year. Whenever you call, you can speak with someone equipped to provide the information or service you need.
24-HOUR SERVICE
ACCOUNT ASSISTANCE
1-800-544-6666
ACCOUNT TRANSACTIONS
1-800-544-7777
PRODUCT INFORMATION
1-800-544-8888
RETIREMENT ACCOUNT ASSISTANCE
1-800-544-4774
TOUCHTONE XPRESSSM
1-800-544-5555
 AUTOMATED SERVICE
(checkmark)
STATEMENTS AND REPORTS that Fidelity sends to you include the following:
(small solid bullet) Confirmation statements (after every transaction, except reinvestments, that affects your account balance or your account registration)
(small solid bullet) Account statements (quarterly)
(small solid bullet) Financial reports (every six months)
To reduce expenses, only one copy of most financial reports and prospectuses will be mailed to your household, even if you have more than one account in the fund. Call 1-800-544-6666 if you need copies of financial reports, prospectuses, or historical account information. TRANSACTION SERVICES
EXCHANGE PRIVILEGE. You may sell your fund shares and buy shares of other Fidelity funds by telephone or in writing.
Note that exchanges out of a fund are limited to four per calendar year, and that they may have tax consequences for you. For details on policies and restrictions governing exchanges, including circumstances under which a shareholder's exchange privilege may be suspended or revoked, see page .
SYSTEMATIC WITHDRAWAL PLANS let you set up periodic redemptions from your account.
FIDELITY MONEY LINE(registered trademark) enables you to transfer money by phone between your bank account and your fund account. Most transfers are complete within three business days of your call. REGULAR INVESTMENT PLANS
One easy way to pursue your financial goals is to invest money regularly. Fidelity offers convenient services that let you transfer money into your fund account, or between fund accounts, automatically. While regular investment plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for a home, educational expenses, and other long-term financial goals.
REGULAR INVESTMENT PLANS
FIDELITY AUTOMATIC ACCOUNT BUILDERSM
TO MOVE MONEY FROM YOUR BANK ACCOUNT TO A FIDELITY FUND

MINIMUM   FREQUENCY              SETTING UP OR CHANGING
$500      MONTHLY OR QUARTERLY   (SMALL SOLID BULLET) FOR A NEW ACCOUNT, COMPLETE THE APPROPRIATE SECTION ON THE FUND
                                 APPLICATION.
                                 (SMALL SOLID BULLET) FOR EXISTING ACCOUNTS, CALL 1-800-544-6666 FOR AN APPLICATION.
                                 (SMALL SOLID BULLET) TO CHANGE THE AMOUNT OR FREQUENCY OF YOUR INVESTMENT, CALL
                                 1-800-544-6666 AT LEAST THREE BUSINESS DAYS PRIOR TO YOUR NEXT
                                 SCHEDULED INVESTMENT DATE.


DIRECT DEPOSIT
TO SEND ALL OR A PORTION OF YOUR PAYCHECK OR GOVERNMENT CHECK TO A
FIDELITY FUNDA

MINIMUM   FREQUENCY          SETTING UP OR CHANGING
$500      EVERY PAY PERIOD   (SMALL SOLID BULLET) CHECK THE APPROPRIATE BOX ON THE FUND APPLICATION, OR CALL
                             1-800-544-6666 FOR AN AUTHORIZATION FORM.
                             (SMALL SOLID BULLET) CHANGES REQUIRE A NEW AUTHORIZATION FORM.


FIDELITY AUTOMATIC EXCHANGE SERVICE
TO MOVE MONEY FROM A FIDELITY MONEY MARKET FUND TO ANOTHER FIDELITY
FUND

MINIMUM   FREQUENCY                SETTING UP OR CHANGING
$500      Monthly, bimonthly,      (small solid bullet) To establish, call 1-800-544-6666 after both accounts are
          quarterly, or annually   opened.
                                   (small solid bullet) To change the amount or frequency of your investment, call
                                   1-800-544-6666.


A BECAUSE THEIR SHARE PRICES FLUCTUATE, THESE FUNDS MAY NOT BE
APPROPRIATE CHOICES FOR DIRECT DEPOSIT OF YOUR ENTIRE CHECK.
SHAREHOLDER AND ACCOUNT POLICIES


DIVIDENDS, CAPITAL GAINS, AND TAXES
Each fund distributes substantially all of its net investment income and capital gains to shareholders each year. Income dividends are declared daily and paid monthly. Capital gains are normally distributed in February and December.
DISTRIBUTION OPTIONS
When you open an account, specify on your application how you want to receive your distributions. If the option you prefer is not listed on the application, call 1-800-544-6666 for instructions. Each fund offers four options:
1. REINVESTMENT OPTION. Your dividend and capital gain distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.
2. INCOME-EARNED OPTION. Your capital gain distributions will be automatically reinvested, but you will be sent a check for each dividend distribution.
3. CASH OPTION. You will be sent a check for your dividend and capital gain distributions.
4. DIRECTED DIVIDENDS(registered trademark) OPTION. Your dividend and capital gain distributions will be automatically invested in another identically registered Fidelity fund.
Dividends will be reinvested at the fund's NAV on the last day of the month. Capital gain distributions will be reinvested at the NAV as of the date the fund deducts the distribution from its NAV. The mailing of distribution checks will begin within seven days, or longer for a December ex-dividend date.
UNDERSTANDING
DISTRIBUTIONS
AS A FUND SHAREHOLDER, YOU ARE
ENTITLED TO YOUR SHARE OF THE
FUND'S NET INCOME AND GAINS
ON ITS INVESTMENTS. THE FUND
PASSES ITS EARNINGS ALONG TO ITS
INVESTORS AS DISTRIBUTIONS.
EACH FUND EARNS INTEREST FROM
ITS INVESTMENTS. THESE ARE
PASSED ALONG AS DIVIDEND
DISTRIBUTIONS. THE FUND MAY
REALIZE CAPITAL GAINS IF IT SELLS
SECURITIES FOR A HIGHER PRICE
THAN IT PAID FOR THEM. THESE
ARE PASSED ALONG AS CAPITAL
GAIN DISTRIBUTIONS.
(CHECKMARK)
TAXES
As with any investment, you should consider how an investment in a tax-free fund could affect you. Below are some of the funds' tax implications.
TAXES ON DISTRIBUTIONS. Interest income that a fund earns is distributed to shareholders as income dividends. Interest that is federally tax-free remains tax-free when it is distributed.
However, gain on the sale of tax-free bonds results in taxable distributions. Short-term capital gains and a portion of the gain on bonds purchased at a discount are distributed as dividends and taxed as ordinary income. Capital gain distributions are taxed as long-term capital gains. These distributions are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in December and paid in January are taxable as if they were paid on December 31. Fidelity will send you a statement showing the tax status of distributions, and will report to the IRS the amount of any taxable distributions, paid to you in the previous year.
The interest from some municipal securities is subject to the federal alternative minimum tax. Each fund may invest up to 100% of its assets in these securities. Individuals who are subject to the tax must report this interest on their tax returns.
A portion of a fund's dividends may be free from state or local taxes. Income from investments in your state are often tax-free to you. Each year, Fidelity will send you a breakdown of your fund's income from each state to help you calculate your taxes.
During the fiscal year ended December    31,     1997, 10   0    % of
each fund's income dividends was free from federal income tax
    and    13.04    % of Spartan Aggressive Municipal's and
   3.05 % of Spartan Insured Municipal Income's income dividends were subject to the federal alternative minimum tax.
TAXES ON TRANSACTIONS. Your redemptions - including exchanges to other Fidelity funds - are subject to capital gains tax. A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them.
Whenever you sell shares of a fund, Fidelity will send you a confirmation statement showing how many shares you sold and at what price. You will also receive a consolidated transaction statement every January. However, it is up to you or your tax preparer to determine whether this sale resulted in a capital gain and, if so, the amount of tax to be paid. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains.
"BUYING A DIVIDEND." If you buy shares when a fund has realized but not yet distributed income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution.
TRANSACTION DETAILS
THE FUNDS ARE OPEN FOR BUSINESS each day the New York Stock Exchange
(NYSE) is open. FSC normally calculates each fund's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time.
EACH FUND'S NAV is the value of a single share. The NAV is computed by adding the value of the fund's investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.
Each fund's assets are valued primarily on the basis of information furnished by a pricing service or market quotations, if available, or by another method that the Board of Trustees believes accurately reflects fair value.
WHEN YOU SIGN YOUR ACCOUNT APPLICATION, you will be asked to certify that your social security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require a fund to withhold 31% of your taxable distributions and redemptions.
YOU MAY INITIATE MANY TRANSACTIONS BY TELEPHONE OR ELECTRONICALLY. Fidelity will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to redeem and exchange by telephone, call Fidelity for instructions.
IF YOU ARE UNABLE TO REACH FIDELITY BY PHONE (for example, during periods of unusual market activity), consider placing your order by mail or by visiting a Fidelity Investor Center.
       EACH FUND RESERVES THE RIGHT    to suspend the offering of
shares for a period of time.
WHEN YOU PLACE AN ORDER TO BUY SHARES, your shares will be purchased
at the next NAV calculated after your investment is received    in
proper form    . Note the following:
(small solid bullet) All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.
(small solid bullet) Fidelity does not accept cash.
(small solid bullet) When making a purchase with more than one check, each check must have a value of at least $50.
(small solid bullet) Each fund reserves the right to limit the number of checks processed at one time.
(small solid bullet) If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees a fund or its transfer agent has incurred.
(small solid bullet) You begin to earn dividends as of the first business day following the day of your purchase.
TO AVOID THE COLLECTION PERIOD associated with check and Money Line purchases, consider buying shares by bank wire, U.S. Postal money order, U.S. Treasury check, Federal Reserve check, or direct deposit instead.
CERTAIN FINANCIAL INSTITUTIONS that have entered into sales agreements with FDC may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when a fund is priced on the following business day. If payment is not received by that time, the financial institution could be held liable for resulting fees or losses.
WHEN YOU PLACE AN ORDER TO SELL SHARES, your shares will be sold at
the next NAV calculated after your order is received    in proper
form    . Note the following:
(small solid bullet) Normally, redemption proceeds will be mailed to you on the next business day, but if making immediate payment could adversely affect a fund, it may take up to seven days to pay you. (small solid bullet) Shares will earn dividends through the date of redemption; however, shares redeemed on a Friday or prior to a holiday will continue to earn dividends until the next business day.
(small solid bullet) Fidelity Money Line redemptions generally will be credited to your bank account on the second or third business day after your phone call.
(small solid bullet) Each fund may hold payment on redemptions until it is reasonably satisfied that investments made by check or Fidelity Money Line have been collected, which can take up to seven business days.
(small solid bullet) R   emember to keep shares in your account in
order to be eligible to purchase additional shares of Spartan
Aggressive Municipal or Spartan Insured Municip    al Income.
(small solid bullet) Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC. (small solid bullet) If you sell shares by writing a check and the amount of the check is greater than the value of your account, your check will be returned to you and you may be subject to additional charges.
FIDELITY RESERVES THE RIGHT TO DEDUCT AN ANNUAL MAINTENANCE FEE of $12.00 from accounts with a value of less than $2,500, subject to an annual maximum charge of $24.00 per shareholder. It is expected that accounts will be valued on the second Friday in November of each year. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to the transfer agent, is designed to offset in part the relatively higher costs of servicing smaller accounts. This fee will not be deducted from Fidelity brokerage accounts, retirement accounts (except non-prototype retirement accounts), accounts using regular investment plans, or if total assets with Fidelity exceed $30,000. Eligibility for the $30,000 waiver is determined by aggregating Fidelity accounts maintained by FSC or FBSI which are registered under the same social security number or which list the same social security number for the custodian of a Uniform Gifts/Transfers to Minors Act account.
IF YOUR ACCOUNT BALANCE FALLS BELOW $5,000, you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity reserves the right to close your account and send the proceeds to you. Your shares will be redeemed at the NAV on the day your account is closed.
FIDELITY MAY CHARGE A FEE FOR SPECIAL SERVICES, such as providing historical account documents, that are beyond the normal scope of its services.
FDC may, at its own expense, provide promotional incentives to qualified recipients who support the sale of shares of the funds without reimbursement from the funds. Qualified recipients are securities dealers who have sold fund shares or others, including banks and other financial institutions, under special arrangements in connection with FDC's sales activities. In some instances, these incentives may be offered only to certain institutions whose representatives provide services in connection with the sale or expected sale of significant amounts of shares.
EXCHANGE RESTRICTIONS
As a shareholder, you have the privilege of exchanging shares of a fund for shares of other Fidelity funds. However, you should note the following:
(small solid bullet) The fund you are exchanging into must be available for sale in your state.
(small solid bullet) You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number.
(small solid bullet) Before exchanging into a fund, read its prospectus.
(small solid bullet) If you exchange into a fund with a sales charge, you pay the percentage-point difference between that fund's sales charge and any sales charge you have previously paid in connection with the shares you are exchanging. For example, if you had already paid a sales charge of 2% on your shares and you exchange them into a fund with a 3% sales charge, you would pay an additional 1% sales charge.
(small solid bullet) Exchanges may have tax consequences for you. (small solid bullet) Because excessive trading can hurt fund performance and shareholders, each fund reserves the right to temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the fund per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, will be counted together for purposes of the four exchange limit.
(small solid bullet) Each fund reserves the right to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
(small solid bullet) Your exchanges may be restricted or refused if a fund receives or anticipates simultaneous orders affecting significant portions of the fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to a fund.
Although the funds will attempt to give you prior notice whenever they are reasonably able to do so, they may impose these restrictions at any time. The funds reserve the right to terminate or modify the exchange privilege in the future.
OTHER FUNDS MAY HAVE DIFFERENT EXCHANGE RESTRICTIONS, and may impose administrative fees of up to 1.00% and trading fees of up to 1.50% of the amount exchanged. Check each fund's prospectus for details.






This prospectus is printed on recycled paper using soy-based inks. SPARTAN(registered trademark) AGGRESSIVE MUNICIPAL FUND
AND
SPARTAN(registered trademark) INSURED MUNICIPAL INCOME FUND
FUNDS OF FIDELITY MUNICIPAL TRUST
STATEMENT OF ADDITIONAL INFORMATION
FEBRUARY 26, 1998
This Statement of Additional Information (SAI) is not a prospectus but should be read in conjunction with the funds' current Prospectus (dated February 26, 1998). Please retain this document for future reference. The funds' Annual Reports are separate documents supplied with this SAI. To obtain a free additional copy of the Prospectus or an Annual Report, please call Fidelity at 1-800-544-8888.
TABLE OF CONTENTS                                                 PAGE



Investment Policies and Limitations

Portfolio Transactions

Valuation

Performance

Additional Purchase   , Exchange     and Redemption Information

Distributions and Taxes

FMR

Trustees and Officers

Management Contracts

Distribution and Service Plans

Contracts with FMR Affiliates

Description of the Trust

Financial Statements

Appendix

INVESTMENT ADVISER
Fidelity Management & Research Company (FMR)
DISTRIBUTOR
Fidelity Distributors Corporation (FDC)
TRANSFER AGENT
UMB Bank, n.a. (UMB)
and Fidelity Service Company, Inc. (FSC)
   FAT/ITP    -ptb-0298
INVESTMENT POLICIES AND LIMITATIONS
The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.
A fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (1940
Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.
INVESTMENT LIMITATIONS OF SPARTAN AGGRESSIVE MUNICIPAL    FUND
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
(2) issue senior securities, except as permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision of any of the foregoing) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse
repurchase agreements with any party (reverse repurchase    agreements
are treated as borrowings for purposes of fundamental investment
limitation (3)). The fund will not borrow from other     funds advised
by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) The fund does not currently intend to engage in repurchase agreements or make loans, but this limitation does not apply to purchases of debt securities.
For purposes of limitations (1) and (5), FMR identifies the issuer of a security depending on its terms and conditions. In identifying the issuer, FMR will consider the entity or entities responsible for payment of interest and repayment of principal and the source of such payments; the way in which assets and revenues of an issuing political subdivision are separated from those of other political entities; and whether a governmental body is guaranteeing the security.
   With respect to limitation (iv), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.
   For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page 5.
INVESTMENT LIMITATIONS OF SPARTAN INSURED MUNICIPAL INCOME FUND
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) purchase the securities of any issuer (except the United States government, its agencies or its instrumentalities) if, with respect to 75% of its assets, it would cause more than 5% of its total assets to be invested in the securities of that issuer (As used in this document and in the Prospectus, the entity which has the ultimate responsibility for the payment of interest and principal on a particular security will be treated as its issuer.);
(2) issue senior securities, except as permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision of any of the foregoing) if, as a result, more than 25% of the fund's total assets would be invested in securities of companies whose principal business activities are in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse
repurchase agreements with any party (reverse repurchase agree   ments
are treated as borrowings for purposes of fundamental investment
limitation (3)). The fund will not borrow from other funds     advised
by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) The fund does not currently intend to engage in repurchase agreements or make loans, but this limitation does not apply to purchases of debt securities.
For purposes of limitations (1) and (5), FMR identifies the issuer of a security depending on its terms and conditions. In identifying the issuer, FMR will consider the entity or entities responsible for payment of interest and repayment of principal and the source of such payments; the way in which assets and revenues of an issuing political subdivision are separated from those of other political entities; and whether a governmental body is guaranteeing the security.
   With respect to limitation (iv), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.
For the fund   '    s limitations on futures and options transactions,
see the section entitled "Limitations on Futures and Options Transactions" on page .
The following pages contain more detailed information about types of instruments in which a fund may invest, strategies FMR may employ in pursuit of a fund's investment objective, and a summary of related risks. FMR may not buy all of these instruments or use all of these techniques unless it believes that doing so will help the fund achieve its goal.
AFFILIATED BANK TRANSACTIONS. A fund may engage in transactions with
financial institutions that are, or may be considered to    be,
"affiliated persons" of the fund under the 1940 Act. These transactions may involve repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.
   DELAYED-DELIVERY TRANSACTIONS. Securities may be bought and sold on a delayed-delivery or when-issued basis. These transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. Typically, no
interest accrues to the purchaser     until the security is delivered.
The funds may receive fees or price concessions for entering into delayed-delivery transactions.
W   hen purchasing securities on a delayed-delivery basis, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. Because payment for the securities is not required until the delivery date, these risks are in addition
to the risks associated with a fund's investments. If a     fund
remains substantially fully invested at a time when delayed-delivery
purchases are outstanding, the delayed-delivery    purchases may
result in a form of leverage. When delayed-delivery purchases are outstanding, a fund will set aside appropriate liquid assets in a segregated custodial account to cover the purchase obligations. When a fund has sold a security on a delayed-delivery basis, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a fund could miss a favorable
price or yield opportunity, or suffer a loss    .
A fund may renegotiate a delayed-delivery transaction, may sell the
underlying securities before delivery, which may result in    capital
gains or losses for the fun    d.
       FEDERALLY TAXABLE SECURITIES.    Under normal conditions, a
municipal fund does not intend to invest in securities whose interest is federally taxable. However, from time to time on a temporary basis, a municipal fund may invest a portion of its assets in fixed-income
securities whose interest is subject to federal income tax    .
   Should a municipal fund invest in federally taxable securities, it would purchase securities that, in FMR's judgment, are of high quality. These would include securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, obligations of domestic banks, and repurchase agreements. A municipal bond fund's
standards for high-quality, taxable securitie    s are essentially the
same as those described by Moody's Investors Service, Inc. (Moody's) in rating corporate obligations within its two highest ratings of Prime-1 and Prime-2, and those described by Standard & Poor's (S&P) in
rating corporate obligations    within its two highest ratings of A-1
and A-    2.
   Proposals to restrict or eliminate the federal income tax exemption for interest on municipal securities are introduced before Congress from time to time. Proposals also may be introduced before state legislatures that would affect the state tax treatment of a municipal fund's distributions. If such proposals were enacted, the availability of municipal securities and the value of a municipal fund's holdings would be affected and the Trustees would reevaluate the fund's
investment objectives and policie    s.
   FUTURES AND OPTIONS    .    The following paragraphs pertain to
futures and options: Asset Coverage for Futures and Options
    Positions, Combined Positions, Correlation of Price Changes, Futures Contracts, Futures Margin Payments, Limitations on Futures and Options Transactions, Liquidity of Options and Futures Contracts, OTC Options, Purchasing Put and Call Options, and Writing Put and Call Options.
   ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The funds will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds and, if the
guidelines so require, will set aside appropriate     liquid assets in
a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a fund's assets could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.
   COMBINED POSITIONS may involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction
costs and may be more difficult to open and close out    .
   CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invest, which involves a risk that the options or futures position will not track the performance of the
fund's other investments    .
Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.
   FUTURES CONTRACTS. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the Bond Buyer Municipal Bond Index. Futures can be held until their delivery dates, or can be closed out before then if a liquid
secondary market is available    .
The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.
FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.
   LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS. Each fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission (CFTC) and the National Futures Association, which regulate trading in the futures markets. The funds intend to comply with Rule
4.5 under the Commodity Exchange Act, which limits the extent to which the funds can commit assets to initial margin deposits and option
premiums    .
In addition, each fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.
   The above limitations on the funds' investments in futures contracts and options, and the funds' policies regarding futures contracts and options discussed elsewhere in this SAI, may be changed
as regulatory agencies permit    .
LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its options or futures positions could also be impaired.
OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (OTC) options
(options not traded on exchanges) generally are    established through
negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve
greater credit risk than exchange-traded     options, which are
guaranteed by the clearing organization of the exchanges where they are traded.
   PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of
underlying instruments, including specific securities,    indices of
securities prices, and futures contracts. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised the purchaser completes the sale of the underlying instrument at the strike price. A
purchaser may also terminate a put option     position by closing it
out in the secondary market at its current price, if a liquid secondary market exists.
The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).
The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.
   WRITING PUT AND CALL OPTIONS. The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position. When writing an option on a futures contract, a fund will be required to make margin payments to a FCM as described above for futures
contract    s.
If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.
   Writing a call option obligates the writer to sell or deliver the option's underlying instrument, in return for the strike price,
upon     exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.
ILLIQUID INVESTMENTS are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, FMR determines the liquidity of a fund's investments and, through reports from FMR, the Board monitors investments in illiquid instruments. In determining the liquidity of a fund's investments, FMR may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and
(5) the nature of the marketplace for trades (including the ability to assign or offset the fund's rights and obligations relating to the investment).
   Investments currently considered by FMR to be illiquid include
over-the-counter options. Also, FMR may determine some     restricted
securities and municipal lease obligations to be illiquid. However, with respect to over-the-counter options a fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the fund may have to close out the option before expiration.
In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Board of Trustees.
   INDEXED SECURITIES are instruments whose prices are indexed to the
prices of other securities, securities indices, or other     financial
indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Indexed securities may have principal payments as well as coupon payments that depend on the performance of one or more interest rates. Their coupon rates or principal payments may change by several percentage points for every 1% interest rate change.
The performance of indexed securities depends to a great extent on the
performance of the security or other instrument to    which they are
indexed, and may also be influenced by interest rate changes. Indexed securities may be more volatile than the underlying instruments. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline
substantially if the issuer's creditworthiness deteriorates    .
INSURANCE FEATURE. Under normal market conditions, the insured fund will invest primarily in municipal bonds that, at the time of purchase, either (1) are insured under fund insurance issued to the fund by an insurer or (2) are insured under an insurance policy obtained by the issuer or underwriter of such municipal bonds at the time of original issuance thereof (issuer insurance). If a municipal bond is already covered by issuer insurance when acquired by the fund, then coverage will not be duplicated by fund insurance; if a municipal bond is not covered by issuer insurance, it may be covered by fund insurance purchased by the fund. The fund may also purchase municipal notes that are insured, although, in general, municipal notes are not presently issued with issuer insurance, and the fund does not generally expect to cover municipal notes under its fund insurance. Accordingly, the fund does not presently expect that any significant portion of the municipal notes it purchases will be covered by insurance. Securities other than municipal bonds and notes purchased by the fund will not be covered by insurance. Based upon the expected composition of the fund, FMR estimates that the annual premiums for fund insurance will range from .10% to .35% of the fund's average net assets. During the fiscal year ended December 31, 1997, the fund did not purchase any portfolio insurance. Although the insurance feature reduces certain financial risks, the premiums for fund insurance, which are paid from the fund's assets, and the restrictions on investments imposed by fund insurance guidelines, reduce the fund's current yield.
Insurance will cover the timely payment of interest and principal on municipal obligations and will be obtained from recognized insurers. In order to be considered as eligible insurance by the fund, such insurance policies must guarantee the timely payment of all principal and interest on the municipal bonds as they become due. However, such insurance may provide that in the event of non-payment of interest or principal when due, with respect to an insured municipal bond, the insurer is not obligated to make such payment until a specified time period (which may be thirty days or more) after it has been notified by the fund that such non-payment has occurred. For these purposes, a payment of principal is due only at final maturity of the municipal bond and not at the time any earlier sinking fund payment is due. The insurance does not guarantee the market value of the municipal bonds or the value of the shares of the fund and, except as described below and in the section entitled "Valuation of Portfolio Securities," has no effect on the price or redemption value of fund shares.
Municipal bonds are generally eligible for insurance under fund insurance if, at the time of purchase by the fund, they are identified separately or by category in qualitative guidelines furnished by the fund insurer and are in compliance with the aggregate limitations on amounts set forth in such guidelines. Premium variations are based in part on the rating of the municipal bond being insured at the time the fund purchases the bond. The insurer may prospectively withdraw particular municipal bonds from the classifications of bonds eligible for insurance or change the aggregate amount limitation of each issue or category of eligible municipal bonds, but must continue to insure the full amount of such bonds previously acquired which the insurer has indicated are eligible so long as they remain in the fund. The qualitative guidelines and aggregate amount limitations established by the insurer from time to time will not necessarily be the same as those the fund or FMR would use to govern selection of municipal bonds for the fund's investments. Therefore, from time to time such guidelines and limitations may affect investment decisions.
Because coverage under the fund insurance terminates upon sale of a municipal bond from the fund, the insurance does not have any effect on the resale value of such a bond. Therefore, FMR may decide to retain any insured municipal bonds which are in default or, in FMR's view, in significant risk of default, and place a value on the insurance. This value will be equal to the difference between the market value of the defaulted municipal bond and the market value of similar municipal bonds that are not in default. As a result, FMR may be limited in its ability to manage the fund to the extent that it holds defaulted municipal bonds, which will limit its ability in certain circumstances to purchase other municipal bonds. While a defaulted municipal bond is held by the fund, the fund continues to pay the insurance premium thereon but also collects interest payments from the insurer and retains the right to collect the full amount of principal from the insurer when the municipal bond comes due. The fund expects that the market value of a defaulted municipal bond covered by issuer insurance will generally be greater than the market value of an otherwise comparable defaulted municipal bond covered by fund insurance.
PRINCIPAL BOND INSURERS. AMBAC Indemnity Corporation (AMBAC Indemnity) is a Wisconsin-domiciled stock insurance corporation regulated by the Office of the Commissioner of Insurance of the State of Wisconsin and licensed to do business in 50 states, the District of Columbia, and the Commonwealth of Puerto Rico, with admitted assets of approximately $5.69 billion (unaudited) and statutory capital of approximately $1.384 billion (unaudited) as of June 30, 1996. Statutory capital consists of AMBAC Indemnity's policyholders' surplus and statutory contingency reserve. AMBAC Indemnity is a wholly owned subsidiary of AMBAC Inc., a 100% publicly-held company. Moody's and S&P have both assigned a triple-A claims-paying ability rating to AMBAC Indemnity. Financial Security Assurance (FSA) is a "Aaa/AAA" rated monoline stock insurance company incorporated in the State of Maryland. FSA is a publicly owned company whose shares are traded on the New York Stock Exchange.
FSA is authorized to provide insurance in 49 states, the District of Columbia and three U.S. territories. FSA focuses on insuring municipal securities. Their policies guarantee the timely payment of principal and interest when due for payment on new issue and secondary market issue municipal bond transactions. FSA's claims-paying ability is rated "Triple-A" by both Moody's and Standard & Poor's. Therefore, if FSA insures an issue with a stand alone rating of less than "Triple-A", such issue would be "upgraded" to "Aaa/AAA" by virtue of FSA's insurance.
As of June 30, 1996, FSA had $53.3 billion in net exposure outstanding. The total statutory policyholders' surplus and contingency reserve of FSA was $661.7 million (unaudited) and the total assets were $1.516 billion (unaudited) as of June 30, 1996.
FGIC Corporation, through its wholly owned subsidiary Financial Guaranty Insurance Company, is a leading insurer of municipal bonds, including new issues and bonds held in unit investment trusts and
mutual funds. Municipal bonds insured by    Financial Guaranty are
rated Aaa/AAA/AAA by Moody's, S&P, and Fitch IBCA, respectively. In
accordance with statutory     accounting principles, Financial
Guaranty's capital base as of June 30, 1996 totalled $1.485 billion (unaudited), comprised of capital and surplus of $1.069 billion and a contingency reserve of $4.5 million.
Municipal Bond Investors Assurance Corporation (MBIA) is the principal operating subsidiary of MBIA Inc., a New York Stock Exchange listed company. MBIA Inc. is not obligated to pay debts of, or claims against MBIA. MBIA is a limited liability corporation rather than a several liability association. MBIA is domiciled in the state of New York and licensed to do business in all 50 states, the District of Columbia, and the Commonwealth of Puerto Rico. Moody's rates all bond issues insured by MBIA "Aaa" and short-term loans "MIG-1," both designated to be of the highest quality; S&P rates all new issues insured by MBIA "AAA" Prime Grade. As of June 30, 1996, MBIA had total assets of $7.869 billion (unaudited) and total capital and surplus of $2.189 billion (unaudited) determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities.
   INTERFUND BORROWING AND LENDING PROGRAM. Pursuant to an exemptive order issued by the SEC, a fund may lend money to, and borrow money from, other funds advised by FMR or its affiliates; however, municipal funds currently intend to participate in this program only as borrowers. A fund will borrow through the program only when the costs are equal to or lower than the costs of bank loans. Interfund borrowings normally extend overnight, but can have a maximum duration
of seven days. Loans may be called on one     day's notice. A fund may
have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed.
   INVERSE FLOATERS have variable interest rates that typically move in the opposite direction from movements in prevailing short-term interest rate levels - rising when prevailing short-term interest rates fall, and vice versa. The prices of inverse floaters can be considerably more volatile than the prices of bonds with comparable
maturities    .
   LOWER-QUALITY DEBT SECURITIES. Lower-quality debt securities have poor protection with respect to the payment of interest and repayment of principal. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of high-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest
rates    .
   The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, lower-quality debt securities will be valued in accordance with procedures established by the Board of Trustees including the use of outside pricing services. Judgement plays a greater role in valuing high-yield debt securities than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value
lower-quality debt securitie    s.
   A fund may choose, at its expense or in conjunction with others to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's
shareholders    .
MUNICIPAL LEASES and participation interests therein may take the form of a lease, an installment purchase, or a conditional sale contract and are issued by state and local governments and authorities to
acquire land or a wide variety of equipment and    facilities.
Generally, a fund will not hold these obligations directly as a lessor of the property, but will purchase a participation interest in a municipal obligation from a bank or other third party. A participation interest gives the purchaser a specified, undivided interest in the obligation in proportion to its purchased interest in the total amount
of the issue    .
Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt. These may include voter referenda, interest rate limits, or public sale requirements. Leases, installment purchases, or conditional sale contracts (which normally provide for title to the leased asset to pass to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting their constitutional and statutory requirements for the issuance of debt. Many leases and contracts include "non-appropriation clauses" providing that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the appropriate legislative body on a yearly or other periodic basis. Non-appropriation clauses free the issuer from debt issuance limitations.
   MUNICIPAL MARKET DISRUPTION RISK.     The value of municipal
securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of
municipal securities or the rights of municipal securities hold   ers
in the event of a bankruptcy. Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities. Any of these effects could have a significant impact on the prices of some or all
of the municipal securities held by a fund    .
EDUCATION. In general, there are two types of education-related bonds; those issued to finance projects for public and private colleges and universities, and those representing pooled interests in student loans. Bonds issued to supply educational institutions with funds are subject to the risk of unanticipated revenue decline, primarily the result of decreasing student enrollment or decreasing state and federal funding. Among the factors that may lead to declining or insufficient revenues are restrictions on students' ability to pay tuition, availability of state and federal funding, and general economic conditions. Student loan revenue bonds are generally offered by state (or substate) authorities or commissions and are backed by pools of student loans. Underlying student loans may be guaranteed by state guarantee agencies and may be subject to reimbursement by the United States Department of Education through its guaranteed student loan program. Others may be private, uninsured loans made to parents or students which are supported by reserves or other forms of credit enhancement. Recoveries of principal due to loan defaults may be applied to redemption of bonds or may be used to re-lend, depending on program latitude and demand for loans. Cash flows supporting student loan revenue bonds are impacted by numerous factors, including the rate of student loan defaults, seasoning of the loan portfolio, and student repayment deferral periods of forbearance. Other risks associated with student loan revenue bonds include potential changes in federal legislation regarding student loan revenue bonds, state guarantee agency reimbursement and continued federal interest and other program subsidies currently in effect.
ELECTRIC UTILITIES. The electric utilities industry has been experiencing, and will continue to experience, increased competitive pressures. Federal legislation in the last two years will open transmission access to any electricity supplier, although it is not presently known to what extent competition will evolve. Other risks include: (a) the availability and cost of fuel, (b) the availability and cost of capital, (c) the effects of conservation on energy demand,
(d) the effects of rapidly changing environmental, safety, and licensing requirements, and other federal, state, and local regulations, (e) timely and sufficient rate increases, and (f) opposition to nuclear power.
HEALTH CARE. The health care industry is subject to regulatory action by a number of private and governmental agencies, including federal, state, and local governmental agencies. A major source of revenues for the health care industry is payments from the Medicare and Medicaid programs. As a result, the industry is sensitive to legislative changes and reductions in governmental spending for such programs. Numerous other factors may affect the industry, such as general and local economic conditions; demand for services; expenses (including malpractice insurance premiums); and competition among health care providers. In the future, the following elements may adversely affect health care facility operations: adoption of legislation proposing a national health insurance program; other state or local health care reform measures; medical and technological advances which dramatically alter the need for health services or the way in which such services are delivered; changes in medical coverage which alter the traditional fee-for-service revenue stream; and efforts by employers, insurers, and governmental agencies to reduce the costs of health insurance and health care services.
HOUSING. Housing revenue bonds are generally issued by a state, county, city, local housing authority, or other public agency. They generally are secured by the revenues derived from mortgages purchased with the proceeds of the bond issue. It is extremely difficult to predict the supply of available mortgages to be purchased with the proceeds of an issue or the future cash flow from the underlying mortgages. Consequently, there are risks that proceeds will exceed supply, resulting in early retirement of bonds, or that homeowner repayments will create an irregular cash flow. Many factors may affect the financing of multi-family housing projects, including acceptable completion of construction, proper management, occupancy and rent levels, economic conditions, and changes to current laws and regulations.
TRANSPORTATION. Transportation debt may be issued to finance the construction of airports, toll roads, highways, or other transit facilities. Airport bonds are dependent on the general stability of the airline industry and on the stability of a specific carrier who uses the airport as a hub. Air traffic generally follows broader economic trends and is also affected by the price and availability of fuel. Toll road bonds are also affected by the cost and availability of fuel as well as toll levels, the presence of competing roads and the general economic health of an area. Fuel costs and availability also affect other transportation-related securities, as do the presence of alternate forms of transportation, such as public transportation.
WATER AND SEWER. Water and sewer revenue bonds are often considered to have relatively secure credit as a result of their issuer's importance, monopoly status, and generally unimpeded ability to raise rates. Despite this, lack of water supply due to insufficient rain, run-off, or snow pack is a concern that has led to past defaults. Further, public resistance to rate increases, costly environmental litigation, and Federal environmental mandates are challenges faced by issuers of water and sewer bonds.
   REFUNDING CONTRACTS. Securities may be purchased on a when-issued basis in connection with the refinancing of an issuer's outstanding indebtedness. Refunding contracts require the issuer to sell and a purchaser to buy refunded municipal obligations at a stated price and yield on a settlement date that may be several months or several years in the future. A purchaser generally will not be obligated to pay the full purchase price if the issuer fails to perform under a refunding contract. Instead, refunding contracts generally provide for payment of liquidated damages to the issuer (currently 15-20% of the purchase price). A purchaser may secure its obligations under a refunding contract by depositing collateral or a letter of credit equal to the liquidated damages provisions of the refunding contract. When required by SEC guidelines, each fund will place liquid assets in a segregated custodial account equal in amount to its obligations under refunding
contract    s.
REPURCHASE AGREEMENTS. In a repurchase agreement, a fund purchases a security and simultaneously commits to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As
protection against the risk that    the original seller will not
fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility that the value of the underlying security will be less than the resale price, as well as delays and costs to a fund in connection with bankruptcy proceedings),
the funds will engage in     repurchase agreement transactions with
parties whose creditworthiness has been reviewed and found
satisfactory by FMR.
RESTRICTED SECURITIES generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, a fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.
   REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. While a reverse repurchase agreement is outstanding, a fund will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The funds will enter into reverse repurchase agreements
with parties whose creditworthiness ha    s been reviewed and found
satisfactory by FMR. Such transactions may increase fluctuations in the market value of funds assets and may be viewed as a form of leverage.
   SOURCES OF CREDIT OR LIQUIDITY SUPPORT. FMR may rely on its evaluation of the credit of a band or other entity in determining whether to purchase a security supported by a letter of credit guarantee, put or demand feature, insurance or other source of credit
or liquidity    .
   STANDBY COMMITMENTS     a   re puts that entitle holders to
same-day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. A fund may acquire standby commitments to enhance the
liquidity of portfolio securities    .
Ordinarily a fund will not transfer a standby commitment to a third party, although it could sell the underlying municipal security to a third party at any time. A fund may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, the fund would pay a higher price for the securities acquired, thus reducing their yield to maturity.
Issuers or financial intermediaries may obtain letters of credit or other guarantees to support their ability to buy securities on demand. FMR may rely upon its evaluation of a bank's credit in determining whether to purchase an instrument supported by a letter of credit. In evaluating a foreign bank's credit, FMR will consider whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls, or other governmental restrictions that might affect the bank's ability to honor its credit commitment.
Standby commitments are subject to certain risks, including the
ability of issuers of standby commitments to pay for securities    at
the time the commitments are exercised; the fact that standby commitments are not generally marketable and the possibility that the maturities of the underlying securities may be different from those of
the commitments    .
TENDER OPTION BONDS are created by coupling an intermediate- or long-term, fixed-rate, municipal bond (generally held pursuant to a custodial arrangement) with a tender agreement that gives the holder the option to tender the bond at its face value. As consideration for providing the tender option, the sponsor (usually a bank, broker-dealer, or other financial institution) receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par on the date
of such determination. After    payment of the tender option fee, a
fund effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. In selecting tender option bonds for the bonds, FMR will consider the creditworthiness of the
issuer of the     underlying bond, the custodian, and the third party
provider of the tender option. In certain instances, a sponsor may terminate a tender option if, for example, the issuer of the underlying bond defaults on interest payments.
   VARIABLE AND FLOATING RATE SECURITIES provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate. Some variable or floating rate securities are structured with put features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial
intermediarie    s.
   In many instances bonds and participation interests have tender options or demand features that permit the holder to tender (or put) the bonds to an institution at periodic intervals and to receive the principal amount thereof. Variable rate instruments structured in this fashion considered to be essentially equivalent to other variable rate securities. The IRS has not ruled whether the interest on these instruments is fixed-rate tax-exempt bonds that are subject to third party puts and participation interests in such bonds held by a bank in
trust or otherwise may have similar feature    s.
       ZERO COUPON BONDS    do not make interest payments; instead
they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of fixed-income securities when interest rates change. In calculating a fund's dividend, a portion of the difference between a zero coupon bond's purchase price and its face value is considered income. PORTFOLIO TRANSACTIONS
All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by FMR pursuant to authority contained in the fund's management contract. FMR is also responsible for the placement of transaction orders for other investment companies and accounts for which it or its affiliates act as investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, FMR considers various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; and the reasonableness of any commissions.
The funds may execute portfolio transactions with broker-dealers who provide research and execution services to the funds or other accounts over which FMR or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities; and the availability of securities or the purchasers or sellers of securities. In addition, such broker-dealers may furnish analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; effect securities transactions, and perform functions incidental thereto (such as clearance and settlement). The selection of such broker-dealers generally is made by FMR (to the extent possible consistent with execution considerations) based upon the quality of research and execution services provided.
The receipt of research from broker-dealers that execute transactions on behalf of the funds may be useful to FMR in rendering investment management services to the funds or its other clients, and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other FMR clients may be useful to FMR in carrying out its obligations to the funds. The receipt of such research has not reduced FMR's normal independent research activities; however, it enables FMR to avoid the additional expenses that could be incurred if FMR tried to develop comparable information through its own efforts. Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause each fund to pay such higher commissions, FMR must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or FMR's overall responsibilities to the funds and its other clients. In reaching this determination, FMR will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what portion of the compensation should be related to those services.
FMR is authorized to use research services provided by and to place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the funds, or shares of other Fidelity funds to the extent permitted by law. FMR may use research services provided by and place agency transactions with National Financial Services Corporation (NFSC), an indirect subsidiary of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services.
Section 11(a) of the Securities Exchange Act of 1934 prohibits members of national securities exchanges from executing exchange transactions for accounts which they or their affiliates manage, unless certain requirements are satisfied. Pursuant to such requirements, the Board of Trustees has authorized NFSC to execute portfolio transactions on national securities exchanges in accordance with approved procedures and applicable SEC rules.
Each fund's Trustees periodically review FMR's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the funds and review the commissions paid by each fund over representative periods of time to determine if they are reasonable in relation to the benefits to the fund.
   For the fiscal periods ended December 31, 1997 and 1996, the portfolio turnover rates were 49% and 35%, respectively for Spartan
Aggressive Municipal and 24% and 31%, respectively for     Spartan
Insured Municipal Income.
   For the fiscal years ended December 31, 1997, 1996, and 1995, the
funds paid no brokerage commissions    .
   During the fiscal year ended December 31, 1997, the funds paid no
fees to brokerage firms that provided research service    s.
From time to time the Trustees will review whether the recapture for the benefit of the funds of some portion of the brokerage commissions or similar fees paid by the funds on portfolio transactions is legally permissible and advisable. Each fund seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for each fund to seek such recapture.
Although the Trustees and officers of each fund are substantially the same as those of other funds managed by FMR, investment decisions for each fund are made independently from those of other funds managed by FMR or accounts managed by FMR affiliates. It sometimes happens that the same security is held in the portfolio of more than one of these funds or accounts. Simultaneous transactions are inevitable when several funds and accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or account.
When two or more funds are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable for each fund. In some cases this system could have a detrimental effect on the price or value of the security as far as each fund is concerned. In other cases, however, the ability of the funds to participate in volume transactions will produce better executions and prices for the funds. It is the current opinion of the Trustees that the desirability of retaining FMR as investment adviser to each fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.
VALUATION
Fidelity Service Company, Inc. (FSC) normally determines each fund's net asset value per share (NAV) as of the close of the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time). The valuation of portfolio securities is determined as of this time for the purpose of computing each fund's NAV.
Portfolio securities are valued by various methods. If quotations are not available, fixed-income securities are usually valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Use of pricing services has been approved by the Board of Trustees. A number of pricing services are available, and the funds may use various pricing services or discontinue the use of any pricing service.
Futures contracts and options are valued on the basis of market quotations, if available. Securities of other open-end investment companies are valued at their respective NAVs.
Securities and other assets for which there is no readily available market value are valued in good faith by a committee appointed by the Board of Trustees. The procedures set forth above need not be used to determine the value of the securities owned by a fund if, in the opinion of a committee appointed by the Board of Trustees, some other method would more accurately reflect the fair market value of such securities.
PERFORMANCE
The funds may quote performance in various ways. All performance information supplied by the funds in advertising is historical and is not intended to indicate future returns. Each fund's share price, yield, and total return fluctuate in response to market conditions and other factors, and the value of fund shares when redeemed may be more or less than their original cost.
YIELD CALCULATIONS. Yields for a fund are computed by dividing the fund's interest income for a given 30-day or one-month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the fund's net asset value (NAV) at the end of the period, and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond funds. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation.
Income calculated for the purposes of calculating a fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding of income assumed in yield calculations, a fund's yield may not equal its distribution rate, the income paid to your account, or the income reported in the fund's financial statements.
Yield information may be useful in reviewing a fund's performance and in providing a basis for comparison with other investment alternatives. However, each fund's yield fluctuates, unlike investments that pay a fixed interest rate over a stated period of time. When comparing investment alternatives, investors should also note the quality and maturity of the portfolio securities of respective investment companies they have chosen to consider. Investors should recognize that in periods of declining interest rates a fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the fund's holdings, thereby reducing the fund's current yield. In periods of rising interest rates, the opposite can be expected to occur.
A fund's tax-equivalent yield is the rate an investor would have to earn from a fully taxable investment before taxes to equal the fund's tax-free yield. Tax-equivalent yields are calculated by dividing a fund's yield by the result of one minus a stated federal income tax rate. If only a portion of a fund's yield is tax-exempt, only that portion is adjusted in the calculation.
The following table shows the effect of a shareholder's tax status on effective yield under federal income tax laws for 1998. It shows the approximate yield a taxable security must provide at various income brackets to produce after-tax yields equivalent to those of
hypothetical tax-exempt obligations yielding from    4    % to
   8    %. Of course, no assurance can be given that a fund will
achieve any specific tax-exempt yield. While the funds invest principally in obligations whose interest is exempt from federal income tax, other income received by the funds may be taxable.
1998 TAX RATES AND TAX-EQUIVALENT YIELDS

   Taxable Income*                                            1998
                                                              Federal
                                                              Marginal Rate**

   Single Return                  Joint Return



   $ 0 -                $ 25,350          $ 0 -                $ 42,350           15.00%

    25,351 -             61,400            42,351 -             102,300           28.00%

    61,401 -             128,100           102,301 -            155,950           31.00%

    128,101 -            278,450           155,951 -            278,450           36.00%

   over                  278,450          over                  278,450           39.60%


             If your federal rate in 1998 is:


              15.00%           28.00%           31.00%           36.00%           39.60%



   To match these           Your taxable investment would have to earn the following yield:
   tax-free yields:



    4.0%           4.71%           5.56%            5.80%            6.25%            6.62%

    4.5%           5.29%           6.25%            6.52%            7.03%            7.45%

    5.0%           5.88%           6.94%            7.25%            7.81%            8.28%

    5.5%           6.47%           7.64%            7.97%            8.59%            9.11%

    6.0%           7.06%           8.33%            8.70%            9.38%            9.93%

    6.5%           7.65%           9.03%            9.42%            10.16%           10.76%

    7.0%           8.24%           9.72%            10.14%           10.94%           11.59%

    7.5%           8.82%           10.42%           10.87%           11.72%           12.42%

    8.0%           9.41%           11.11%           11.59%           12.50%           13.25%


* Net amount subject to federal income tax after deductions and exemptions. Assumes ordinary income only.
** Excludes the impact of the phaseout of personal exemptions, limitations on itemized deductions, and other credits, exclusions, and adjustments which may increase a taxpayer's marginal tax rate. An increase in a shareholder's marginal tax rate would increase that shareholder's tax-equivalent yield.
Each fund may invest a portion of its assets in obligations that are subject to federal income tax. When a fund invests in these obligations, its tax-equivalent yields will be lower. In the table above, tax-equivalent yields are calculated assuming investments are 100% federally tax-free.
TOTAL RETURN CALCULATIONS. Total returns quoted in advertising reflect all aspects of a fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the fund's NAV over a stated period. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative total return of 100% over ten years would produce an average annual total return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that a fund's performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of the fund.
In addition to average annual total returns, a fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted on a before-tax or after-tax basis. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration.
NET ASSET VALUE. Charts and graphs using a fund's net asset values, adjusted net asset values, and benchmark indices may be used to exhibit performance. An adjusted NAV includes any distributions paid by a fund and reflects all elements of its return. Unless otherwise indicated, a fund's adjusted NAVs are not adjusted for sales charges, if any.
HISTORICAL FUND RESULTS. The following tables show each fund's yields, tax-equivalent yields, and total returns for periods ended December 31, 1997.
The tax-equivalent yield is based on a    36    % federal income tax
rate. Note that each fund may invest in securities whose income is subject to the federal alternative minimum tax.


                                 Average Annual Total Returns                      Cumulative Total Returns






                      Thirty-Da   Tax-         One       Five     Ten      One       Five      Ten
                      y Yield     Equivalent   Year      Years    Years    Year      Years     Years

Spartan Aggressive    4.35%       6.80%         10.29%    7.03%    8.63%    10.29%    40.43%    128.73%

Spartan Insured       4.22%       6.59%         9.54%     7.20%    8.31%    9.54%     41.59%    122.14%


Note: If FMR had not reimbursed certain fund expenses during these periods, each fund's yield and total returns would have been lower. The following tables show the income and capital elements of each fund's cumulative total return. The tables compare each fund's return to the record of the Standard & Poor's 500 Index (S&P 500), the Dow Jones Industrial Average (DJIA), and the cost of living, as measured by the Consumer Price Index (CPI), over the same period. The CPI information is as of the month-end closest to the initial investment date for each fund. The S&P 500 and DJIA comparisons are provided to show how each fund's total return compared to the record of a broad unmanaged index of common stocks and a narrower set of stocks of major industrial companies, respectively, over the same period. Because each fund invests in fixed-income securities, common stocks represent a different type of investment from the funds. Common stocks generally offer greater growth potential than the funds, but generally experience greater price volatility, which means greater potential for loss. In addition, common stocks generally provide lower income than fixed-income investments such as the funds. The S&P 500 and DJIA returns are based on the prices of unmanaged groups of stocks and, unlike each fund's returns, do not include the effect of brokerage commissions or other costs of investing.
The following tables show the growth in value of a hypothetical $10,000 investment in each fund during the 10-year period ended
December 31, 1997   ,     assuming all distributions were reinvested.
The figures below reflect the fluctuating interest rates and bond prices of the specified periods and should not be considered representative of the dividend income or capital gain or loss that could be realized from an investment in a fund today. Tax consequences of different investments have not been factored into the figures below.
During the 10-year period ended December 31, 1997, a hypothetical
$10,000 investment in Spartan Aggressive    Municipal     would have
grown to $   22,873    .

   SPARTAN AGGRESSIVE MUNICIPAL FUND                                  INDICES





Year Ended   Value of     Value of        Value of        Total       S&P 500     DJIA        Cost of
             Initial      Reinvested      Reinvested      Value                               Living
             $10,000      Dividend        Capital Gain
             Investment   Distributions   Distributions







1997          $ 10,961     $ 11,103        $ 809           $ 22,873    $ 52,577    $ 54,688    $ 13,977

1996          $ 10,499     $ 9,464         $ 775           $ 20,738    $ 39,424    $ 43,801    $ 13,744

1995          $ 10,786     $ 8,451         $ 789           $ 20,026    $ 32,063    $ 34,032    $ 13,302

1994          $ 9,991      $ 6,709         $ 731           $ 17,431    $ 23,305    $ 24,891    $ 12,972

1993          $ 11,396     $ 6,354         $ 758           $ 18,508    $ 23,002    $ 23,712    $ 12,634

1992          $ 10,980     $ 5,055         $ 252           $ 16,287    $ 20,896    $ 20,268    $ 12,296

1991          $ 10,906     $ 3,938         $ 75            $ 14,919    $ 19,412    $ 18,890    $ 11,950

1990          $ 10,564     $ 2,784         $ 0             $ 13,348    $ 14,877    $ 15,192    $ 11,594

1989          $ 10,619     $ 1,799         $ 0             $ 12,418    $ 15,356    $ 15,274    $ 10,927

1988          $ 10,471     $ 869           $ 0             $ 11,340    $ 11,661    $ 11,592    $ 10,442



Explanatory Notes: With an initial investment of $10,0   0    0 in
Spartan Aggressive on January 1, 1988 the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the
time they were reinvested) amounted to $   21,627    . If
distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash
payments for the period would have amounted to $   7,351     for
dividends and $   540     for capital gain distributions.
During the 10-year period ended December 31, 1997, a hypothetical $10,000 investment in Spartan Insured Municipal Income would have
grown to $   22,214    .

   SPARTAN INSURED MUNICIPAL INCOME FUND                                  INDICES






Year Ended   Value of     Value of        Value of        Total       S&P 500     DJIA        Cost of
             Initial      Reinvested      Reinvested      Value                               Living
             $10,000      Dividend        Capital Gain
             Investment   Distributions   Distributions







1997          $ 11,979     $ 9,493         $ 742           $ 22,214    $ 52,577    $ 54,688    $ 13,977

1996          $ 11,477     $ 8,092         $ 711           $ 20,280    $ 39,424    $ 43,801    $ 13,744

1995          $ 11,622     $ 7,218         $ 720           $ 19,560    $ 32,063    $ 34,032    $ 13,302

1994          $ 10,319     $ 5,535         $ 628           $ 16,482    $ 23,305    $ 24,891    $ 12,972

1993          $ 11,940     $ 5,371         $ 551           $ 17,862    $ 23,002    $ 23,712    $ 12,634

1992          $ 11,313     $ 4,231         $ 146           $ 15,690    $ 20,896    $ 20,268    $ 12,296

1991          $ 11,226     $ 3,313         $ 0             $ 14,539    $ 19,412    $ 18,890    $ 11,950

1990          $ 10,705     $ 2,326         $ 0             $ 13,031    $ 14,877    $ 15,192    $ 11,594

1989          $ 10,666     $ 1,504         $ 0             $ 12,170    $ 15,356    $ 15,274    $ 10,927

1988          $ 10,405     $ 714           $ 0             $ 11,119    $ 11,661    $ 11,592    $ 10,442



Explanatory Notes: With an initial investment of $10,000 in Spartan Insured Municipal Income on January 1, 1988 the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the
time they were reinvested) amounted to $   19,489    . If
distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash
payments for the period would have amounted to $   6,338     for
dividends and $   500     for capital gain distributions.
PERFORMANCE COMPARISONS. A fund's performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Analytical Services, Inc. (Lipper), an independent service located in Summit, New Jersey that monitors the performance of mutual funds. Generally, Lipper rankings are based on total return, assume reinvestment of distributions, do not take sales charges or trading fees into consideration, and are prepared without regard to tax consequences. Lipper may also rank funds based on yield. In addition to the mutual fund rankings, a fund's performance may be compared to stock, bond, and money market mutual fund performance indices prepared by Lipper or other organizations. When comparing these indices, it is important to remember the risk and return characteristics of each type of investment. For example, while stock mutual funds may offer higher potential returns, they also carry the highest degree of share price volatility. Likewise, money market funds may offer greater stability of principal, but generally do not offer the higher potential returns available from stock mutual funds.
From time to time, a fund's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, the fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Fidelity funds to one another in appropriate categories over specific periods of time may also be quoted in advertising.
A fund's performance may also be compared to that of a benchmark index representing the universe of securities in which the fund may invest. The total return of a benchmark index reflects reinvestment of all dividends and capital gains paid by securities included in the index. Unlike a fund's returns, however, the index returns do not reflect brokerage commissions, transaction fees, or other costs of investing directly in the securities included in the index.
The funds may compare to the Lehman Brothers Municipal Bond Index, a total return performance benchmark for investment-grade municipal bonds with maturities of at least one year. In addition, Spartan Insured Municipal Income may compare its performance to that of the Lehman Brothers Insured Municipal Bond Index, a total return performance benchmark for municipal bonds that are backed by insurers with Aaa/AAA ratings and have maturities of at least one year. Issues included in each index have been issued after December 31, 1990 and have an outstanding par value of at least $50 million. Subsequent to December 31, 1995, zero coupon bonds and issues subject to the alternative minimum tax are included in each index.
A fund may be compared in advertising to Certificates of Deposit (CDs) or other investments issued by banks or other depository institutions. Mutual funds differ from bank investments in several respects. For example, a fund may offer greater liquidity or higher potential returns than CDs, a fund does not guarantee your principal or your return, and fund shares are not FDIC insured.
Fidelity may provide information designed to help individuals understand their investment goals and explore various financial strategies. Such information may include information about current economic, market, and political conditions; materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; questionnaires designed to help create a personal financial profile; worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return; and action plans offering investment alternatives. Materials may also include discussions of Fidelity's asset allocation funds and other Fidelity funds, products, and services.
Ibbotson Associates of Chicago, Illinois (Ibbotson) provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices. Fidelity funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the funds. Ibbotson calculates total returns in the same method as the funds. The funds may also compare performance to that of other compilations or indices that may be developed and made available in the future.
A fund may compare and contrast in advertising the relative advantages of investing in a mutual fund versus an individual municipal bond. Unlike tax-free mutual funds, individual municipal bonds offer a stated rate of interest and, if held to maturity, repayment of principal. Although some individual municipal bonds might offer a higher return, they do not offer the reduced risk of a mutual fund that invests in many different securities. The initial investment requirements and sales charges of many tax-free mutual funds are lower than the purchase cost of individual municipal bonds, which are generally issued in $5,000 denominations and are subject to direct brokerage costs.
In advertising materials, Fidelity may reference or discuss its products and services, which may include other Fidelity funds; retirement investing; brokerage products and services; model portfolios or allocations; saving for college or other goals; and charitable giving. In addition, Fidelity may quote or reprint financial or business publications and periodicals as they relate to current economic and political conditions, fund management, portfolio composition, investment philosophy, investment techniques, the desirability of owning a particular mutual fund, and Fidelity services and products. Fidelity may also reprint, and use as advertising and sales literature, articles from Fidelity Focus(Registered trademark), a quarterly magazine provided free of charge to Fidelity fund shareholders.
A fund may present its fund number, Quotron(trademark) number, and CUSIP number, and discuss or quote its current portfolio manager. VOLATILITY. A fund may quote various measures of volatility and benchmark correlation in advertising. In addition, the fund may compare these measures to those of other funds. Measures of volatility seek to compare the fund's historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data. In advertising, a fund may also discuss or illustrate examples of interest rate sensitivity.
MOMENTUM INDICATORS indicate a fund's price movements over specific periods of time. Each point on the momentum indicator represents the fund's percentage change in price movements over that period.
A fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.
As of December 31, 1997, FMR advised over $   30     billion in
tax-free fund assets, $   99     billion in money market fund assets,
$   395     billion in equity fund assets, $   71     billion in
international fund assets, and $   24     billion in Spartan fund
assets. The funds may reference the growth and variety of money market mutual funds and the adviser's innovation and participation in the industry. The equity funds under management figure represents the largest amount of equity fund assets under management by a mutual fund investment adviser in the United States, making FMR America's leading equity (stock) fund manager. FMR, its subsidiaries, and affiliates maintain a worldwide information and communications network for the purpose of researching and managing investments abroad.
In addition to performance rankings, each fund may compare its total expense ratio to the average total expense ratio of similar funds tracked by Lipper. A fund's total expense ratio is a significant factor in comparing bond and money market investments because of its effect on yield.
ADDITIONAL PURCHASE   , EXCHANGE     AND REDEMPTION INFORMATION
Each fund is open for business and its net asset value per share (NAV) is calculated each day the New York Stock Exchange (NYSE) is open for trading. The NYSE has designated the following holiday closings for 1998: New Year's Day, Martin Luther King's Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day (observed), Labor Day, Thanksgiving Day, and Christmas Day. Although FMR expects the same holiday schedule to be observed in the future, the NYSE may modify its
holiday schedule at any time. In addition,    each     fund will not
process wire purchases and redemptions on days when the Federal Reserve Wire System is closed.
FSC normally determines each fund's NAV as of the close of the NYSE (normally 4:00 p.m. Eastern time). However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the
    SEC. To the extent that portfolio securities are traded in other markets on days when the NYSE is closed, a fund's NAV may be affected on days when investors do not have access to the fund to purchase or redeem shares. In addition, trading in some of a fund's portfolio securities may not occur on days when the fund is open for business. If the Trustees determine that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are
valued in computing    each     fund's NAV. Shareholders receiving
securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences.
Pursuant to Rule 11a-3 under the 1940 Act, each fund is required to give shareholders at least 60 days' notice prior to terminating or modifying its exchange privilege. Under the Rule, the 60-day notification requirement may be waived if (i) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee, or deferred sales charge ordinarily payable at the time of an exchange, or (ii) the fund suspends the redemption of the shares to be exchanged as permitted under the 1940 Act or the rules and regulations thereunder, or the fund to be acquired suspends the sale of its shares because it is unable to invest amounts effectively in accordance with its investment objective and policies.
In the Prospectus, each fund has notified shareholders that it reserves the right at any time, without prior notice, to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
DISTRIBUTIONS AND TAXES
DISTRIBUTIONS. If you request to have distributions mailed to you and the U.S. Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, Fidelity may reinvest your distributions at the then-current NAV. All subsequent distributions will then be reinvested until you provide Fidelity with alternate instructions.
DIVIDENDS. To the extent that each fund's income is designated as federally tax-exempt interest, the daily dividends declared by the fund are also federally tax-exempt. Short-term capital gains are distributed as dividend income, but do not qualify for the dividends-received deduction. Each fund will send each shareholder a notice in January describing the tax status of dividend and capital gain distributions (if any) for the prior year.
Shareholders are required to report tax-exempt income on their federal tax returns. Shareholders who earn other income, such as Social Security benefits, may be subject to federal income tax on up to 85% of such benefits to the extent that their income, including tax-exempt income, exceeds certain base amounts.
   Each     fund purchases municipal securities whose interest FMR
believes is free from federal income tax. Generally, issuers or other parties have entered into covenants requiring continuing compliance with federal tax requirements to preserve the tax-free status of interest payments over the life of the security. If at any time the covenants are not complied with, or if the IRS otherwise determines that the issuer did not comply with relevant tax requirements, interest payments from a security could become federally taxable retroactive to the date the security was issued. For certain types of structured securities, the tax status of the pass-through of tax-free income may also be based on the federal tax treatment of the structure.
As a result of the Tax Reform Act of 1986, interest on certain "private activity" securities is subject to the federal alternative minimum tax (AMT), although the interest continues to be excludable from gross income for other tax purposes. Interest from private activity securities is a tax preference item for the purposes of determining whether a taxpayer is subject to the AMT and the amount of AMT to be paid, if any. Private activity securities issued after August 7, 1986 to benefit a private or industrial user or to finance a private facility are affected by this rule.
A portion of the gain on    municipal     bonds        purchased with
market discount after April 30, 1993 and short-term capital gains
distributed by    a municipal     fund are taxable to shareholders as
dividends, not as capital gains.
Corporate investors should note that a tax preference item for purposes of the corporate AMT is 75% of the amount by which adjusted current earnings (which includes tax-exempt interest) exceeds the alternative minimum taxable income of the corporation. If a shareholder receives an exempt-interest dividend and sells shares at a loss after holding them for a period of six months or less, the loss
will be disallowed to the extent of the amount of    the
    exempt-interest dividend.
CAPITAL GAIN DISTRIBUTIONS. Long-term capital gains earned by each fund on the sale of securities and distributed to shareholders are federally taxable as long-term capital gains, regardless of the length of time shareholders have held their shares. If a shareholder receives a capital gain distribution on shares of a fund, and such shares are held six months or less and are sold at a loss, the portion of the loss equal to the amount of the capital gain distribution will be considered a long-term loss for tax purposes. Short-term capital gains distributed by each fund are taxable to shareholders as dividends, not as capital gains.
   As of December 31, 1997, Spartan Insured Municipal Income Fund hereby designates approximately $351,000 as a capital gain dividend
for the purpose of the dividend-paid deduction    .
   As of December 31, 1997, Spartan Aggressive Municipal Fund had a capital loss carryforward aggregating approximately $14,750,000, of which $183,000, $5,404,000, and $9,163,000 will expire on December 31,
2002, 2003, and 2004, respectively. Of the loss carryforwards expiring on December 31, 2002 and 2003, $183,000 and $798,000, respectively, were acquired in the merger and are available to offset future capital
gains of the fund to the extent provided by regulators    .
TAX STATUS OF THE FUNDS. Each fund intends to qualify each year as a "regulated investment company" for tax purposes so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company and avoid being subject to federal income or excise taxes at the fund level, each fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis, and intends to comply with other tax rules applicable to regulated investment companies.
Each fund is treated as a separate entity from the other funds   , if
any, of its t    rust for tax purposes.
OTHER TAX INFORMATION. The information above is only a summary of some of the tax consequences generally affecting each fund and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether a fund is suitable to their particular tax situation.
FMR
All of the stock of FMR is owned by FMR Corp., its parent organized in 1972. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominantly by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.
At present, the principal operating activities of FMR Corp. are those conducted by its division, Fidelity Investments Retail Marketing Company, which provides marketing services to various companies within the Fidelity organization.
Fidelity investment personnel may invest in securities for their own accounts pursuant to a code of ethics that sets forth all employees' fiduciary responsibilities regarding the funds, establishes procedures for personal investing and restricts certain transactions. For example, all personal trades in most securities require pre-clearance, and participation in initial public offerings is prohibited. In addition, restrictions on the timing of personal investing in relation to trades by Fidelity funds and on short-term trading have been adopted.
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board, and executive officers of the trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. All persons named as Trustees and Members of the Advisory Board also serve in similar capacities for other funds advised by FMR. The business address of each Trustee, Member of the Advisory Board, and officer who is an "interested person" (as defined in the Investment Company Act of 1940) is 82 Devonshire Street, Boston, Massachusetts 02109, which is also the address of FMR. The business address of all the other Trustees is Fidelity Investments, P.O. Box 9235, Boston, Massachusetts 02205-9235. Those Trustees who are "interested persons" by virtue of their affiliation with either the trust or FMR are indicated by an asterisk (*).
*EDWARD C. JOHNSON 3d (67), Trustee and President, is Chairman, Chief
Executive Officer and a Director of FMR Corp.;    a Director and
Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Investments Money Management, Inc. (1998), Fidelity Management & Research (U.K.) Inc., and Fidelity Management & Research (Far East) Inc.
J. GARY BURKHEAD (56), Member of the Advisory Board (1997), is Vice Chairman and a Member of the Board of Directors of FMR Corp. (1997) and President of Fidelity Personal Investments and Brokerage Group
(1997). Previously, Mr. Burkhead served as President of Fidelity Management & Research Company.
RALPH F. COX (65), Trustee, is President of RABAR Enterprises (management consulting-engineering industry, 1994). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of USA Waste Services, Inc. (non-hazardous waste, 1993), CH2M Hill Companies (engineering), Rio Grande, Inc. (oil and gas production), and Daniel Industries (petroleum measurement equipment manufacturer). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.
PHYLLIS BURKE DAVIS (66), Trustee. Prior to her retirement in September 1991, Mrs. Davis was the Senior Vice President of Corporate Affairs of Avon Products, Inc. She is currently a Director of BellSouth Corporation (telecommunications), Eaton Corporation (manufacturing, 1991), and the TJX Companies, Inc. (retail stores), and previously served as a Director of Hallmark Cards, Inc. (1985-1991) and Nabisco Brands, Inc. In addition, she is a member of the President's Advisory Council of The University of Vermont School of Business Administration.
ROBERT M. GATES (54), Trustee (1997), is a consultant, author, and lecturer (1993). Mr. Gates was Director of the Central Intelligence Agency (CIA) from 1991-1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Mr. Gates is currently a Trustee for the Forum For International Policy, a Board Member for the Virginia Neurological Institute, and a Senior Advisor of the Harvard Journal of World Affairs. In addition, Mr. Gates also serves as a member of the corporate board for LucasVarity PLC (automotive components and diesel engines), Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), and TRW Inc. (original equipment and replacement products).
E. BRADLEY JONES (70), Trustee. Prior to his retirement in 1984, Mr. Jones was Chairman and Chief Executive Officer of LTV Steel Company. He is a Director of TRW Inc. (original equipment and replacement products), Consolidated Rail Corporation, Birmingham Steel Corporation, and RPM, Inc. (manufacturer of chemical products), and he previously served as a Director of NACCO Industries, Inc. (mining and manufacturing, 1985-1995), Hyster-Yale Materials Handling, Inc. (1985-1995), and Cleveland-Cliffs Inc. (mining), and as a Trustee of First Union Real Estate Investments. In addition, he serves as a Trustee of the Cleveland Clinic Foundation, where he has also been a member of the Executive Committee as well as Chairman of the Board and President, a Trustee and member of the Executive Committee of University School (Cleveland), and a Trustee of Cleveland Clinic Florida.
DONALD J. KIRK (65), Trustee, is Executive-in-Residence (1995) at Columbia University Graduate School of Business and a financial consultant. From 1987 to January 1995, Mr. Kirk was a Professor at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Mr. Kirk is a Director of General Re Corporation (reinsurance), and he previously served as a Director of Valuation Research Corp. (appraisals and valuations, 1993-1995). In addition, he serves as Chairman of the Board of Directors of the National Arts Stabilization Fund, Chairman of the Board of Trustees of the Greenwich Hospital Association, a Member of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995), and as a Public Governor of the National Association of Securities Dealers, Inc. (1996).
*PETER S. LYNCH (54), Trustee, is Vice Chairman and Director of FMR. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991); Vice President of Fidelity Magellan Fund and FMR Growth Group Leader; and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services (1991-1992). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield (1989) and Society for the Preservation of New England Antiquities, and as an Overseer of the Museum of Fine Arts of Boston.
WILLIAM O. McCOY (64), Trustee (1997), is the Vice President of Finance for the University of North Carolina (16-school system, 1995). Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications, 1984) and President of BellSouth Enterprises (1986). He is currently a Director of Liberty Corporation (holding company, 1984), Weeks Corporation of Atlanta (real estate, 1994), Carolina Power and Light Company (electric utility, 1996), and the Kenan Transport Co. (1996). Previously, he was a Director of First American Corporation (bank holding company, 1979-1996). In addition, Mr. McCoy serves as a member of the Board of Visitors for the University of North Carolina at Chapel Hill (1994) and for the Kenan-Flager Business School (University of North Carolina at Chapel Hill, 1988).
GERALD C. McDONOUGH (68), Trustee and Chairman of the non-interested Trustees, is Chairman of G.M. Management Group (strategic advisory services). Mr. McDonough is a Director of York International Corp. (air conditioning and refrigeration), Commercial Intertech Corp. (hydraulic systems, building systems, and metal products, 1992), CUNO, Inc. (liquid and gas filtration products, 1996), and Associated Estates Realty Corporation (a real estate investment trust, 1993). Mr. McDonough served as a Director of ACME-Cleveland Corp. (metal working, telecommunications, and electronic products) from 1987-1996 and Brush-Wellman Inc. (metal refining) from 1983-1997.
MARVIN L. MANN (64), Trustee (1993)   ,     is Chairman of the Board,
President, and Chief Executive Officer of Lexmark International, Inc. (office machines, 1991). Prior to 1991, he held the positions of Vice President of International Business Machines Corporation ("IBM") and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of M.A. Hanna Company (chemicals,
1993), Imation Corp. (imaging and information storage, 1997), and Infomart (marketing services, 1991), a Trammell Crow Co. In addition, he serves as the Campaign Vice Chairman of the Tri-State United Way
(1993) and is a member of the University of Alabama President's
Cabinet.
*ROBERT C. POZEN (51), Trustee (1997) and Senior Vice President, is
also President and a Director of FMR (1997); and    President and a
Director of Fidelity Investments Money Management, Inc. (1998), Fidelity Management & Research (U.K.) Inc. (1997), and Fidelity Management & Research (Far East) Inc. (1997). Previously, Mr. Pozen served as General Counsel, Managing Director, and Senior Vice President of FMR Corp.
THOMAS R. WILLIAMS (69), Trustee, is President of The Wales Group, Inc. (management and financial advisory services). Prior to retiring in 1987, Mr. Williams served as Chairman of the Board of First Wachovia Corporation (bank holding company), and Chairman and Chief Executive Officer of The First National Bank of Atlanta and First Atlanta Corporation (bank holding company). He is currently a Director of ConAgra, Inc. (agricultural products), Georgia Power Company (electric utility), National Life Insurance Company of Vermont, American Software, Inc., and AppleSouth, Inc. (restaurants, 1992). DWIGHT D. CHURCHILL (44), is Vice President of Bond Funds,
   G    roup    L    eader of the Bond Group, Senior Vice President of
FMR (1997)   , and Vice President of FIMM (1998)    . Mr. Churchill
joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-Income Investments.
FRED L. HENNING, JR. (58), is Vice President of Fidelity's
Fixed-Income Group (1995)   ,     Senior Vice President of FMR
(1995)   , and Senior Vice President of FIMM (1998)    . Before
assuming his current responsibilities, Mr. Henning was head of Fidelity's Money Market Division.
   GEORGE A. FISCHER (36), is Vice President of Spartan Aggressive Municipal Income Fund (1998), Spartan Insured Municipal Income Fund
(1997) and other funds advised by FMR. Prior to his current responsibilities, Mr. Fischer has managed a variety of Fidelity funds.
   ERIC D. ROITER (49), Secretary (1998), is Vice President (1998) and General Counsel of FMR (1998). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997). Prior to joining Fidelity, Mr. Roiter was a partner at Debevoise & Plimpton (1981-1997) and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981).
RICHARD A. SILVER (50), Treasurer (1997), is Treasurer of the Fidelity funds and is an employee of FMR (1997). Before joining FMR, Mr. Silver served as Executive Vice President, Fund Accounting & Administration at First Data Investor Services Group, Inc. (1996-1997). Prior to 1996, Mr. Silver was Senior Vice President and Chief Financial Officer at The Colonial Group, Inc. Mr. Silver also served as Chairman of the Accounting/Treasurer's Committee of the Investment Company Institute (1987-1993).
   THOMAS D. MAHER (52), Assistant Vice President, is Assistant Vice President of Fidelity's Municipal Bond Funds (1996) and of Fidelity's Money Market Funds.
JOHN H. COSTELLO (51), Assistant Treasurer, is an employee of FMR. LEONARD M. RUSH (51), Assistant Treasurer (1994), is an employee of FMR (1994). Prior to becoming Assistant Treasurer of the Fidelity funds, Mr. Rush was Chief Compliance Officer of FMR Corp. (1993-1994) and Chief Financial Officer of Fidelity Brokerage Services, Inc. (1990-1993).
THOMAS J. SIMPSON (37), Assistant Treasurer, is Assistant Treasurer of Fidelity's municipal bond funds (1996) and of Fidelity's money market funds (1996) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).
The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board of each fund for his or her services for the fiscal year ended December 31, 1997. COMPENSATION TABLE


Trustees                        Aggregate              Aggregate              Total
and                             Compensation           Compensation           Compensation
Members of the Advisory Board   from    Spartan        from    Spartan        from the
                                   AggressiveB            InsuredB            Fund Complex*   ,    A

J. Gary Burkhead**              $    0                 $    0                 $ 0

Ralph F. Cox                    $    371               $    135                   214    ,   5    00

Phyllis Burke Davis             $    363               $    132                   210    ,   0    00

Robert M. Gates***              $    309               $    111                   176,000

Edward C. Johnson 3d**          $    0                 $    0                  0

E. Bradley Jones                $    365               $    133                   211,500

Donald J. Kirk                  $    365               $    133                   211,500

Peter S. Lynch**                $    0                 $    0                  0

William O. McCoy****            $    379               $    138                   214,500

Gerald C. McDonough             $    457               $    166                   264,500

Marvin L. Mann                  $    371               $    135                   214,500

Robert C. Pozen**               $    0                 $    0                  0

Thomas R. Williams              $    371               $    135                   214,500


* Information is for the calendar year ended December 31, 1997 for
230     funds in the complex.
** Interested Trustees of the funds and Mr. Burkhead are compensated by FMR.
*** Mr. Gates was appointed to the Board of Trustees effective March
1, 1997.
**** Mr. McCoy was appointed to the Board of Trustees effective
January 1, 1997.
A    Compensation figures include cash, amounts required to be
deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 1997, the Trustees accrued required deferred compensation from the funds as follows:
Ralph F. Cox, $75,000, Phyllis Burke Davis, $75,000, Robert M. Gates, $62,500, E. Bradley Jones, $75,000, Donald J. Kirk, $75,000, William
O. McCoy, $75,000, Gerald C. McDonough, $87,500, Marvin L. Mann, $75,000 and Thomas R. WIlliams, $75,000. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation as follows: Ralph E. Cox, $53,699, Marvin L. Mann, $53,699, and Thomas
R. Williams, $62,462.
B        Compensation figures include cash   .
Under a deferred compensation plan adopted in September 1995 and amended in November 1996 (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. Amounts deferred under the
Plan    are subject to vesting and     are treated as though
equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by the Trustees under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to the Trustee. A fund may invest in the Reference Funds under the Plan without shareholder approval.
As of    December 31, 1997    , the Trustees, Members of the Advisory
Board, and officers of each fund owned, in the aggregate, less than
   1    % of each fund's total outstanding shares.
As of    December 31, 1997    , the following owned of record or
beneficially 5% or more of a fund's outstanding shares   : Spartan
Aggressive Municipal: National Financial Services Corporation, Boston, MA (13.88%) and Spartan Insured Municipal Income: National Financial Services Corporation, Boston, MA (14.68%).
MANAGEMENT CONTRACTS
FMR is manager of Spartan Aggressive Municipal and Spartan Insured Municipal Income pursuant to management contracts dated March 1, 1993 and January 1, 1994, respectively, which were approved by shareholders on February 17, 1993 and December 15, 1993, respectively.
MANAGEMENT SERVICES. Each fund employs FMR to furnish investment advisory and other services. Under the terms of its management contract with each fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of the fund in accordance with its investment objective, policies, and limitations. FMR also provides each fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of each fund and all Trustees who are "interested persons" of the trust or of FMR, and all personnel of each fund or FMR performing services relating to research, statistical, and investment activities.
In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the registration of each fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for each fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees.
MANAGEMENT-RELATED EXPENSES. In addition to the management fee payable to FMR and the fees payable to the transfer, dividend disbursing, and shareholder servicing agent, and pricing and bookkeeping agent, each fund pays all of its expenses that are not assumed by those parties. Each fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor and non-interested Trustees. Each fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of each fund's transfer agent agreement, the transfer agent bears the costs of providing these services to existing shareholders. Other expenses paid by each fund include interest, taxes, brokerage commissions, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. Each fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.
MANAGEMENT FEES. For the services of FMR under the management contract, each fund pays FMR a monthly management fee which has two components: a group fee rate and an individual fund fee rate.
The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts.
GROUP FEE RATE SCHEDULE   EFFECTIVE ANNUAL FEE RATES

Average Group     Annualized   Group Net        Effective Annual
Assets            Rate         Assets           Fee Rate

 0 - $3 billion   .3700%        $ 0.5 billion   .3700%

 3 - 6            .3400          25             .2664

 6 - 9            .3100          50             .2188

 9 - 12           .2800          75             .1986

 12 - 15          .2500          100            .1869

 15 - 18          .2200          125            .1793

 18 - 21          .2000          150            .1736

 21 - 24          .1900          175            .1695

 24 - 30          .1800          200            .1658

 30 - 36          .1750          225            .1629

 36 - 42          .1700          250            .1604

 42 - 48          .1650          275            .1583

 48 - 66          .1600          300            .1565

 66 - 84          .1550          325            .1548

 84 - 120         .1500          350            .1533

 120 - 174        .1450          400            .1507

 174 - 228        .1400

 228 - 282        .1375

 282 - 336        .1350

 Over 336         .1325

SPARTAN AGGRESSIVE MUNICIPAL: Under the fund's current management contract with FMR, the group fee rate is based on a schedule with breakpoints ending at .1400% for average group assets in excess of $174 billion. The additional breakpoints shown above for average group assets in excess of $228 billion were voluntarily adopted by FMR on November 1, 1993.
On August 1, 1994, FMR voluntarily revised the prior extensions to the group fee rate schedule, and added new breakpoints for average group assets in excess of $156 billion and under $372 billion as shown in the schedule below. The revised group fee rate schedule is identical to the above schedule for average group assets under $156 billion.
On January 1, 1996, FMR voluntarily added new breakpoints to the revised schedule for average group assets in excess of $372 billion, pending shareholder approval of a new management contract reflecting the revised schedule and additional breakpoints. The revised group fee rate schedule and its extensions provide for lower management fee rates as FMR's assets under management increase. For average group assets in excess of $156 billion, the revised group fee rate schedule with additional breakpoints voluntarily adopted by FMR is as follows:
SPARTAN INSURED MUNICIPAL INCOME: Prior to January 1, 1994, the group fee rate was based on a schedule with breakpoints ending at .1500% for average group assets in excess of $84 billion. The group fee rate breakpoints shown above for average group assets in excess of $120 billion and under $228 billion were voluntarily adopted by FMR on January 1, 1992. The additional breakpoints shown above for average group assets in excess of $228 billion were voluntarily adopted by FMR on November 1, 1993. The fund's current management contract reflects these extensions of the group fee rate schedule.
On August 1, 1994, FMR voluntarily revised the prior extensions to the group fee rate schedule, and added new breakpoints for average group assets in excess of $156 billion and under $372 billion as shown in the schedule below. The revised group fee rate schedule is identical to the above schedule for average group assets under $156 billion.
On January 1, 1996, FMR voluntarily added new breakpoints to the revised schedule for average group assets in excess of $372 billion, pending shareholder approval of a new management contract reflecting the revised schedule and additional breakpoints. The revised group fee rate schedule and its extensions provide for lower management fee rates as FMR's assets under management increase. For average group assets in excess of $156 billion, the revised group fee rate schedule with additional breakpoints voluntarily adopted by FMR is as follows:
GROUP FEE RATE SCHEDULE   EFFECTIVE ANNUAL FEE RATES

Average Group         Annualized   Group Net        Effective Annual
Assets                Rate         Assets           Fee Rate

 120 - $156 billion   .1450%        $ 150 billion   .1736%

 156 - 192            .1400          175            .1690

 192 - 228            .1350          200            .1652

 228 - 264            .1300          225            .1618

 264 - 300            .1275          250            .1587

 300 - 336            .1250          275            .1560

 336 - 372            .1225          300            .1536

 372 - 408            .1200          325            .1514

 408 - 444            .1175          350            .1494

 444 - 480            .1150          375            .1476

 480 - 516            .1125          400            .1459

 Over 516             .1100          425            .1443

                                     450            .1427

                                     475            .1413

                                     500            .1399

                                     525            .1385

                                     550            .1372

The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee
rate at $   549     billion of group net assets - the approximate
level for December 1997 - was    0.1372    %, which is the weighted
average of the respective fee rates for each level of group net assets
up to $   549     billion.
The individual fund fee rates for Spartan Aggressive Municipal and Spartan Insured Municipal Income are 0.25% and 0.25%, respectively. Based on the average group net assets of the funds advised by FMR for
December 199   7    , each fund's annual management fee rate would be
calculated as follows:

                            Group Fee Rate              Individual Fund Fee Rate              Management Fee Rate

   Spartan Aggressive          0.1372%          +          0.25%                      =          0.3872%

   Spartan Insured             0.1372%          +          0.25%                      =          0.3872%


Effective March 1, 1997, FMR voluntarily reduced the individual fund fee rate for Spartan Aggressive Municipal from 0.30% to 0.25%. One-twelfth of this annual management fee rate is applied to each fund's net assets averaged for the most recent month, giving a dollar amount, which is the fee for that month.
The following table shows the amount of management fees paid by each fund to FMR for the past three fiscal years.
Fund                 Fiscal Years Ended          Management Fees
                        December 31               Paid to FMR

Spartan Aggressive   1997                         $    3,518,347

                     1996                         $    3,873,699

                     1995                         $    3,996,093

Spartan Insured      1997                         $    1,248,531

                     1996                         $    1,340,200

                     1995                         $    1,388,652

FMR may, from time to time, voluntarily reimburse all or a portion of a fund's operating expenses (exclusive of interest, taxes, brokerage commissions, and extraordinary expenses). FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.
Expense reimbursements by FMR will increase a fund's total returns and
yield, and repayment of the reimbursement by a fund        will lower
its total returns and yield.
   Effective August 1, 1997, and April 1, 1997, for Spartan Aggressive
Municipal and Spartan Insured Municipal Income, respectively,     FMR
voluntarily agreed, subject to revision or termination, to reimburse
the funds (through December 31, 1999   ,     for Spartan Aggressive
Municipal) if and to the extent that the the fund's aggregate operating expenses, including management fees, were in excess of an annual rate of its average net assets. The tables below show the periods of reimbursement and levels of expense limitations; the dollar amount of management fees incurred under each fund's contract before reimbursement; and the dollar amount of management fees reimbursed by FMR under the expense reimbursement for each period.



                     Periods of                     Aggregate      Fiscal Years         Management      Amount of
                     Expense Limitation             Operating      Ended                Fee             Management
                      From To                       Expense        December 31          Before          Fee
                                                    Limitation                          Reimbursement   Reimbursement

Spartan Aggressive   8/1/97        12/31/97         0.53%               1997            $ 1,521,466     $ 128,466

                     4/1/97        7/31/97          0.55%                               $ 1,099,975     $ 53,459

                     1/1/97        3/31/97          --                                  $ 896,906       --



                  Period of                             Aggregate    Fiscal Years    Management      Amount of
                  Expense Limitation                    Operating    Ended           Fee             Management
                  From To                               Expense      December 31     Before          Fee
                                                        Limitation                   Reimbursement   Reimbursement

Spartan Insured   4/1/97               12/31/97         0.55%        1997            $ 931,620       $ 84,280

                  1/1/97               3/31/97           --                          $ 316,911       --


DISTRIBUTION AND SERVICE PLANS
The Trustees have approved Distribution and Service Plans on behalf of each fund (the Plans) pursuant to Rule 12b-1 under the 1940 Act (the
Rule). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plans, as approved by the Trustees, allow the funds and FMR to incur certain expenses that might be considered to constitute indirect payment by the funds of distribution expenses.
Under each Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. Each Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with the distribution of fund shares. In addition, each Plan provides that FMR, directly or through FDC, may make payments to third parties, such as banks or broker-dealers, that engage in the sale of fund shares, or provide shareholder support services. Currently, the Board of Trustees has authorized such payments for shares.
FMR made no payments either directly or through FDC        to third
parties for the fiscal year ended 19   97    .
Prior to approving each Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the fund and its shareholders. In particular, the Trustees noted that each Plan does not authorize payments by the fund other than those made to FMR under its management contract with the fund. To the extent that each Plan gives FMR and FDC greater flexibility in connection with the distribution of fund shares, additional sales of fund shares may result. Furthermore, certain shareholder support services may be provided more effectively under the Plans by local entities with whom shareholders have other relationships.
The Plan for each of Spartan Aggressive Municipal and Spartan Insured Municipal Income was approved by shareholders of both funds on December 30, 1996.
The Glass-Steagall Act generally prohibits federally and state chartered or supervised banks from engaging in the business of underwriting, selling, or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, FDC believes that the Glass-Steagall Act should not preclude a bank from performing shareholder support services, or servicing and recordkeeping functions. FDC intends to engage banks only to perform such functions. However, changes in federal or state statutes and regulations pertaining to the permissible activities of banks and their affiliates or subsidiaries, as well as further judicial or administrative decisions or interpretations, could prevent a bank from continuing to perform all or a part of the contemplated services. If a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services. In such event, changes in the operation of the funds might occur, including possible termination of any automatic investment or redemption or other services then provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein, and banks and other financial institutions may be required to register as dealers pursuant to state law.
Each fund may execute portfolio transactions with, and purchase securities issued by, depository institutions that receive payments under the Plans. No preference for the instruments of such depository institutions will be shown in the selection of investments.
CONTRACTS WITH FMR AFFILIATES
Each fund has entered into a transfer agent agreement with UMB. Under the terms of the agreements, UMB provides transfer agency, dividend disbursing, and shareholder services for each fund. UMB in turn has entered into sub-transfer agent agreements with FSC, an affiliate of FMR. Under the terms of the sub-agreements, FSC performs all processing activities associated with providing these services for each fund and receives all related transfer agency fees paid to UMB. For providing transfer agency services, FSC receives an account fee
and an asset-based fee each    paid monthly with respect to each
account in a fund. For retail accounts and certain institutional
accounts, these fees are     based on account size and fund type   .
For     certain institutional retirement accounts,    these fees are
based on fund type    .    For certain other institutional retirement
accounts, these fees are based on account type (i.e., omnibus or
non-omnibus) and, for non-omnibus accounts, fund type.     Th   e
account fees are subject to increase based on post   age     rate
changes.
FSC also collects small account fees from certain accounts with balances of less than $2,500.
In addition, UMB receives the pro rata portion of the transfer agency fees applicable to shareholder accounts in each Fidelity Freedom Fund, a fund of funds managed by an FMR affiliate, according to the percentage of the Freedom Fund's assets that is invested in a fund. FSC pays out-of-pocket expenses associated with providing transfer agent services. In addition, FSC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.
Each fund has also entered into a service agent agreement with UMB. Under the terms of the agreements, UMB provides pricing and bookkeeping services for each fund. UMB in turn has entered into sub-service agent agreements with FSC. Under the terms of the sub-agreements, FSC performs all processing activities associated with providing these services, including calculating the NAV and dividends for each fund and maintaining each fund's portfolio and general accounting records, and receives all related pricing and bookkeeping fees paid to UMB.
For providing pricing and bookkeeping services, FSC receives a monthly fee based on each fund's average daily net assets throughout the month. The annual fee rates for pricing and bookkeeping services are
 .0400% of the first $500 million of average net assets and .0200% of average net assets in excess of $500 million. The fee, not including reimbursement for out-of-pocket expenses, is limited to a minimum of $60,000 and a maximum of $800,000 per year.
Pricing and bookkeeping fees, including reimbursement for out-of-pocket expenses, paid by the funds to FSC for the past three fiscal years are shown in the table below.

Fund                        1997               1996               1995

   Spartan Aggressive          $ 296,257          $ 296,466          $ 301,000

   Spartan Insured             $ 138,000          $ 147,373          $ 152,059


Each fund has entered into a distribution agreement with FDC, an affiliate of FMR organized as a Massachusetts corporation on July 18, 1960. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. The distribution agreements call for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered at NAV. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.
DESCRIPTION OF THE TRUST
TRUST'S ORGANIZATION. Spartan Aggressive Municipal Fund and Spartan Insured Municipal Income Fund are funds of Fidelity Municipal Trust, an open-end management investment company originally organized as a Maryland corporation on November 22, 1976 and reorganized as a Massachusetts business trust on June 22, 1984, at which time its name changed from Fidelity Municipal Bond, Inc. to Fidelity Municipal Bond Fund. On March 1, 1986, the trust's name was changed to Fidelity Municipal Trust. Currently, there are seven funds of the trust:
Spartan Aggressive Municipal Fund, Spartan Insured Municipal Income Fund, Spartan Michigan Municipal Income Fund, Spartan Minnesota Municipal Income Fund, Spartan Ohio Municipal Income, Spartan Pennsylvania Municipal Income Fund, and Fidelity Advisor Municipal
Bond.    On July 16, 1997, Fidelity Aggressive Municipal Fund acquired all of the assets of Spartan Aggressive Municipal Fund. On August 1, 1997 Fidelity Aggressive Municipal Fund was renamed Spartan Aggressive
Municipal Fund.     The Declaration of Trust permits the Trustees to
create additional funds.
In the event that FMR ceases to be the investment adviser to the trust or a fund, the right of the trust or fund to use the identifying names "Fidelity" and "Spartan" may be withdrawn. There is a remote possibility that one fund might become liable for any misstatement in its prospectus or statement of additional information about another fund.
The assets of the trust received for the issue or sale of shares of each fund and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are especially allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund are segregated on the books of account, and are to be charged with the liabilities with respect to such fund and with a share of the general expenses of the trust. Expenses with respect to the trust are to be allocated in proportion to the asset value of funds, except where allocations of direct expense can otherwise be fairly made. The officers of the trust, subject to the general supervision of the Board of Trustees, have the power to determine which expenses are allocable to a given fund, or which are general or allocable to all of the funds. In the event of the dissolution or liquidation of the trust, shareholders of each fund of that trust are entitled to receive as a class the underlying assets of such fund available for distribution.
SHAREHOLDER AND TRUSTEE LIABILITY. The trust is an entity of the type commonly known as "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust. The Declaration of Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or its Trustees shall include a provision limiting the obligations created thereby to the trust and its assets. The Declaration of Trust provides for indemnification out of each fund's property of any shareholder held personally liable for the obligations of the fund. The Declaration of Trust also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote.
The Declaration of Trust further provides that the Trustees, if they have exercised reasonable care, will not be liable for any neglect or wrongdoing, but nothing in the Declaration of Trust protects Trustees against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.
VOTING RIGHTS. Each fund's capital consists of shares of beneficial interest. As a shareholder, you receive one vote for each dollar value of net asset value you own. The shares have no preemptive or conversion rights; the voting and dividend rights, the right of redemption, and the privilege of exchange are described in the Prospectus. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder and Trustee Liability" above. Shareholders representing 10% or more of the trust or a fund may, as set forth in the Declaration of Trust, call meetings of the trust or a fund for any purpose related to the trust or fund, as the case may be, including, in the case of a meeting of the entire trust, the purpose of voting on removal of one or more Trustees. The trust or any fund may be terminated upon the sale of its assets to another open-end management investment company, or upon liquidation and distribution of its assets, if approved by vote of the holders of a majority of the trust or the fund, as determined by the current value of each shareholder's investment in the fund or trust. If not so terminated, the trust and the funds will continue indefinitely.
CUSTODIAN. UMB Bank, n.a., 1010 Grand Avenue, Kansas City, Missouri, is custodian of the assets of the funds. The custodian is responsible for the safekeeping of a fund's assets and the appointment of any subcustodian banks and clearing agencies. The custodian takes no part in determining the investment policies of a fund or in deciding which securities are purchased or sold by a fund. However, a fund may invest in obligations of the custodian and may purchase securities from or sell securities to the custodian.
FMR, its officers and directors, its affiliated companies, and the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.
AUDITOR.    Coopers & Lybrand L.L.P., One Post Office Square, Boston,
Massachusetts     serves as the funds' independent accountant. The
auditor examines financial statements for the funds and provides other audit, tax, and related services.
FINANCIAL STATEMENTS
Each fund's financial statements and financial highlights for the fiscal period ended December 31, 1997, and reports of the auditors, are included in each fund's Annual Report, which are separate reports supplied with this SAI. The funds' financial statements, including the financial highlights, and reports of the auditors are incorporated herein by reference. For a free additional copy of a fund's Annual Report, contact Fidelity at 1-800-544-8888, 82 Devonshire Street, Boston, MA 02109.
APPENDIX
DOLLAR-WEIGHTED AVERAGE MATURITY is derived by multiplying the value of each investment by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of the fund's portfolio. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.
For example, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. When a municipal bond issuer has committed to call an issue of bonds and has established an independent escrow account that is sufficient to, and is pledged to, refund that issue, the number of days to maturity for the prerefunded bond is considered to be the number of days to the announced call date of the bonds.
The descriptions that follow are examples of eligible ratings for the funds. A fund may, however, consider the ratings for other types of investments and the ratings assigned by other rating organizations when determining the eligibility of a particular investment. DESCRIPTION OF MOODY'S INVESTORS SERVICE RATINGS OF MUNICIPAL OBLIGATIONS
Moody's ratings for long-term municipal obligations fall within nine categories. They range from Aaa (highest quality) to C (lowest quality). Those bonds within the Aa through B categories that Moody's believes possess the strongest credit attributes within those categories are designated by the symbol "1."
AAA - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
AA - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.
A - Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.
BAA - Bonds that are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
BA - Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B - Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
CAA - Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
CA - Bonds that are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.
C - Bonds that are rated C are the lowest-rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
DESCRIPTION OF STANDARD & POOR'S RATINGS OF MUNICIPAL DEBT
Municipal debt issues may be designated by Standard & Poor's as either investment grade ("AAA" through "BBB") or speculative grade ("BB" through "D"). While speculative grade debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions. Ratings from AA through CCC may be modified by the addition of a plus sign (+) or minus sign (-) to show relative standing within the major rating categories.
AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.
AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.
A - Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.
BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.
B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.
CCC - Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.
CC - Debt rated CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.
C - The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.
CI - The rating CI is reserved for income bonds on which no interest is being paid.
D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.
FIDELITY MICHIGAN MUNICIPAL MONEY MARKET FUND
SPARTAN MICHIGAN MUNICIPAL INCOME FUND
CROSS REFERENCE SHEET

FORM N-1A

ITEM NUMBER   PROSPECTUS SECTION



1            ..............................     Cover Page

2     a      ..............................     Expenses

      b, c   ..............................     Contents; The Fund at a Glance; Who
                                                May Want to Invest

3     a      ..............................     Financial Highlights

      b      ..............................     *

      c, d   ..............................     Performance

4     a      i.............................     Charter

             ii...........................      The Fund at a Glance; Investment
                                                Principles and Risks

      b      ..............................     Investment Principles and Risks

      c      ..............................     Who May Want to Invest; Investment
                                                Principles and Risks

5     a      ..............................     Charter

      b      i.............................     Cover Page; The Fund at a Glance;
                                                Doing Business with Fidelity; Charter

             ii...........................      Charter

             iii..........................      Expenses; Breakdown of Expenses

      c      ..............................     Charter

      d      ..............................     Charter; Breakdown of Expenses

      e      ..............................     Cover Page; Charter

      f      ..............................     Expenses

      g      i..............................    Charter

             ii..............................   *

5     A      ..............................     Performance

6     a      i.............................     Charter

             ii...........................      How to Buy Shares; How to Sell
                                                Shares; Transaction Details;
                                                Exchange Restrictions

             iii..........................      Charter

      b      .............................      *

      c      ..............................     Transaction Details;
                                                Exchange Restrictions

      d      ..............................     *

      e      ..............................     Doing Business with Fidelity; How to
                                                Buy Shares; How to Sell Shares;
                                                Investor Services

      f, g   ..............................     Dividends, Capital Gains, Taxes

      h      ..............................     *

7     a      ..............................     Cover Page; Charter

      b      ..............................     Expenses; How to Buy Shares;
                                                Transaction Details

      c      ..............................     *

      d      ..............................     How to Buy Shares

      e      ..............................     *

      f      ..............................     Breakdown of Expenses

8            ..............................     How to Sell Shares; Investor
                                                Services; Transaction Details;
                                                Exchange Restrictions

9            ..............................     *


*Not applicable
FIDELITY MICHIGAN MUNICIPAL MONEY MARKET FUND
SPARTAN MICHIGAN MUNICIPAL INCOME FUND
CROSS REFERENCE SHEET
(CONTINUED)
FORM N-1A

ITEM NUMBER   STATEMENT OF ADDITIONAL INFORMATION SECTION


10, 11                ............................   Cover Page

12                    ............................   Description of the Trust

13       a - c        ............................   Investment Policies and Limitations

         d            ............................   Portfolio Transactions

14       a - c        ............................   Trustees and Officers

15       a, b         ............................   *

         c            ............................   Trustees and Officers

16       a        i   ............................   FMR; Portfolio Transactions

                 ii   ............................   Trustees and Officers

                iii   ............................   Management Contracts

         b            ............................   Management Contracts

         c, d         ............................   Contracts with FMR Affiliates

         e            ............................   *

         f            ............................   Distribution and Service Plans

         g            ............................   *

         h            ............................   Description of the Trusts

         i            ............................   Contracts with FMR Affiliates

17       a            ............................   Portfolio Transactions

         b            ............................   *

         c            ............................   Portfolio Transactions

         d, e         ............................   *

18       a            ............................   Description of the Trusts

         b            ............................   *

19       a            ............................   Additional Purchase and Redemption
                                                     Information

         b            ............................   Additional Purchase and Redemption
                                                     Information; Valuation

         c            ............................   *

20                    ............................   Distributions and Taxes

21       a, b         ............................   Contracts with FMR Affiliates

         c            ............................   *

22       a            ............................   Performance

         b            ............................   Performance

23                    ............................   Financial Statements


* Not Applicable
Please read this prospectus before investing, and keep it on file for future reference. It contains important information, including how each fund invests and the services available to shareholders.
To learn more about each fund and its investments, you can obtain a copy of each fund's most recent financial report and portfolio listing, or a copy of the Statement of Additional Information (SAI) dated February 26, 1998. The SAI has been filed with the Securities and Exchange Commission (SEC) and is available along with other related materials on the SEC's Internet Web site (http://www.sec.gov). The SAI is incorporated herein by reference (legally forms a part of the prospectus). For a free copy of either document, call Fidelity at 1-800-544-8888.
Investments in the money market fund are neither insured nor guaranteed by the U.S. Government, and there can be no assurance that the fund will maintain a stable $1.00 share price.
THE MONEY MARKET FUND MAY INVEST A SIGNIFICANT PERCENTAGE OF ITS ASSETS IN THE SECURITIES OF A SINGLE ISSUER AND THEREFORE MAY BE RISKIER THAN OTHER TYPES OF MONEY MARKET FUNDS.
Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board, or any other agency, and are subject to investment risks, including possible loss of principal amount invested.
LIKE ALL MUTUAL FUNDS, THESE
SECURITIES HAVE NOT BEEN APPROVED
OR DISAPPROVED BY THE SECURITIES
AND EXCHANGE COMMISSION, NOR HAS
THE SECURITIES AND EXCHANGE
COMMISSION PASSED UPON THE
ACCURACY OR ADEQUACY OF THIS
PROSPECTUS. ANY REPRESENTATION TO
THE CONTRARY IS A CRIMINAL OFFENSE.
   MIS/MIF    -pro-0298

FIDELITY'S
MICHIGAN MUNICIPAL
FUNDS
FIDELITY'S
MICHIGAN MUNICIPAL
FUNDS
Each of these funds seeks a high level of current income free from
federal income tax and    Michigan     income tax. The MONEY MARKET
FUND is designed to maintain a stable $1.00 share price. The BOND FUND seeks to provide higher yields by investing in a broader range of municipal securities.
FIDELITY MICHIGAN MUNICIPAL MONEY MARKET FUND
(fund number 420, trading symbol FMIXX)
SPARTAN   (registered trademark)     MICHIGAN MUNICIPAL INCOME FUND
(fund number 081, trading symbol FMHTX)
PROSPECTUS
FEBRUARY 26, 1998(FIDELITY_LOGO_GRAPHIC) 82 DEVONSHIRE STREET, BOSTON,
MA 02109



   CONTENTS


KEY FACTS                       THE FUNDS AT A GLANCE

                                WHO MAY WANT TO INVEST

                                EXPENSES Each fund's yearly operating
                                expenses.

                                FINANCIAL HIGHLIGHTS A summary of
                                each fund's financial data.

                                PERFORMANCE How each fund has done
                                over time.

THE FUNDS IN DETAIL             CHARTER How each fund is organized.

                                INVESTMENT PRINCIPLES AND RISKS Each
                                fund's overall approach to investing.

                                BREAKDOWN OF EXPENSES How
                                operating costs are calculated and what
                                they include.

YOUR ACCOUNT                    DOING BUSINESS WITH FIDELITY

                                TYPES OF ACCOUNTS Different ways to
                                set up your account.

                                HOW TO BUY SHARES Opening an
                                account and making additional
                                investments.

                                HOW TO SELL SHARES Taking money out
                                and closing your account.

                                INVESTOR SERVICES Services to help you
                                manage your account.

SHAREHOLDER AND                 DIVIDENDS, CAPITAL GAINS,
ACCOUNT POLICIES                AND TAXES

                                TRANSACTION DETAILS Share price
                                calculations and the timing of purchases and redemptions.

                                EXCHANGE RESTRICTIONS

KEY FACTS


THE FUNDS AT A GLANCE
MANAGEMENT: Fidelity Management & Research Company (FMR) is the management arm of Fidelity Investments, which was established in 1946
and is now America's largest mutual fund manager. F   idelity
Investments Money Management,     Inc. (F   IMM    ), a subsidiary of
FMR, chooses investments for Michigan Municipal Money Market Fund. Beginning January 1, 1999, FIMM will choose investments for Spartan Michigan Municipal Income Fund.
As with any mutual fund, there is no assurance that a fund will achieve its goal.
M   I MUNICIPAL     MONEY MARKET
GOAL: High current tax-free income for Michigan residents while maintaining a stable $1.00 share price.
STRATEGY: Invests in high-quality, short-term municipal money market securities whose interest is free from federal income tax and Michigan income tax.
SIZE: As of December 31, 1997, the fund had over $   287     million
in assets.
SPARTAN MI MUNICIPAL INCOME
GOAL: High current tax-free income for Michigan residents.
STRATEGY: Normally invests in investment-grade municipal securities whose interest is free from federal income tax and Michigan income tax. Managed to generally react to changes in interest rates similarly to municipal bonds with maturities between eight and 18 years.
SIZE: As of December 31, 1997, the fund had over    $457     million
in assets.
WHO MAY WANT TO INVEST
These non-diversified funds may be appropriate for investors in higher tax brackets who seek high current income that is free from federal and Michigan income taxes. Each fund's level of risk and potential reward depend on the quality and maturity of its investments. The money market fund is managed to keep its share price stable at $1.00. The bond fund, with its broader range of investments, has the potential for higher yields, but also carries a higher degree of risk. You should consider your investment objective and tolerance for risk when making an investment decision.
The value of the funds' investments and the income they generate will vary from day to day, and generally reflect interest rates, market conditions, and other federal and state political and economic news. When you sell your shares of the bond fund, they may be worth more or less than what you paid for them. By themselves, these funds do not constitute a balanced investment plan.
Non-diversified funds may invest a greater portion of their assets in securities of individual issuers than diversified funds. As a result, changes in the market value of a single issuer could cause greater fluctuations in share value than would occur in a more diversified fund.
THE SPECTRUM OF
FIDELITY FUNDS
BROAD CATEGORIES OF FIDELITY
FUNDS ARE PRESENTED HERE IN
ORDER OF ASCENDING RISK.
GENERALLY, INVESTORS SEEKING TO
MAXIMIZE RETURN MUST ASSUME
GREATER RISK. MICHIGAN
MUNICIPAL MONEY MARKET IS IN
THE MONEY MARKET CATEGORY,
AND SPARTAN MICHIGAN
MUNICIPAL INCOME IS IN THE
INCOME CATEGORY.
(RIGHT ARROW) MONEY MARKET SEEKS
INCOME AND STABILITY BY
INVESTING IN HIGH-QUALITY,
SHORT-TERM INVESTMENTS.
(RIGHT ARROW) INCOME SEEKS INCOME BY
INVESTING IN BONDS.
(SOLID BULLET) GROWTH AND INCOME SEEKS
LONG-TERM GROWTH AND INCOME
BY INVESTING IN STOCKS AND
BONDS.
(SOLID BULLET) GROWTH SEEKS LONG-TERM
GROWTH BY INVESTING MAINLY IN
STOCKS.
(CHECKMARK)
EXPENSES
SHAREHOLDER TRANSACTION EXPENSES are charges you may pay when you buy or sell shares of a fund. In addition, you may be charged an annual account maintenance fee if your account balance falls below $2,500. See "Transaction Details," page , for an explanation of how and when these charges apply.
Sales charge on purchases                     None
and reinvested distributions

Deferred sales charge on redemptions          None

Annual account maintenance fee                $12.00
(for accounts under $2,500)

ANNUAL FUND OPERATING EXPENSES are paid out of each fund's assets. Each fund pays a management fee to FMR. It also incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements and financial reports. A fund's expenses are factored into its share price or dividends and are not charged
directly to shareholder accounts (see "Breakdown of Expenses   ,    "
page ).
The following figures are based on historical expenses, adjusted to reflect current fees, of each fund and are calculated as a percentage of average net assets of each fund.
MI MUNICIPAL MONEY MARKET
Management fee                     0.39%

12b-1 fee                          None

Other expenses                     0.22%

Total fund operating expenses      0.61%

SPARTAN MI MUNICIPAL INCOME
Management fee (after reimbursement)      0.36%

12b-1 fee                                 None

Other expenses                            0.19%

Total fund operating expenses             0.55%














UNDERSTANDING
EXPENSES
Operating a mutual fund
involves a variety of expenses
for portfolio management,
shareholder statements, tax
reporting, and other services.
These expenses are paid from
each fund's assets, and their
effect is already factored into
any quoted share price or
return. Also, as an investor,
you may pay certain expenses
directly.
(checkmark)
EXAMPLES: Let's say, hypothetically, that each fund's annual return is 5% and that your shareholder transaction expenses and each fund's annual operating expenses are exactly as just described. For every $1,000 you invested, here's how much you would pay in total expenses if you close your account after the number of years indicated:
MI MUNICIPAL MONEY MARKET
1 year        $ 6

3 years       $ 20

5 years       $ 34

10 years      $ 76

SPARTAN MI MUNICIPAL INCOME
1 year        $ 6

3 years       $ 18

5 years       $ 31

10 years      $ 69

These examples illustrate the effect of expenses, but are not meant to suggest actual or expected expenses or returns, all of which may vary. FMR has voluntarily agreed to reimburse Spartan Michigan Municipal Income to the extent that total operating expenses exceed 0.55% of its average net assets. If this agreement were not in effect, the management fee, other expenses, and total operating expenses would have been 0.39%, 0.19%, and 0.58%, respectively. Expenses eligible for reimbursement do not include interest, taxes, brokerage commissions, or extraordinary expenses.
FINANCIAL HIGHLIGHTS
The financial highlights tables that follow have been audited by Coopers & Lybrand L.L.P., independent accountants. The funds' financial highlights, financial statements, and report of the auditor are included in the funds' Annual Report, and are incorporated by reference into (are legally a part of) the funds' SAI. Contact Fidelity for a free copy of the Annual Report or the SAI.
   FIDELITY MICHIGAN MUNICIPAL MONEY MARKET FUND



   1.Selected Per-Share Data and Ratios

2.Years ended December
31                          1997        1996        1995        1994        1993        1992        1991        1990B

3.Net asset value, beginning
of                          $ 1.000     $ 1.000     $ 1.000     $ 1.000     $ 1.000     $ 1.000     $ 1.000     $ 1.000
period

4.Income from Investment   .031        .030        .033        .024        .020        .026        .044        .055
Operations
 Net interest income

5.Less Distributions        (.031)      (.030)      (.033)      (.024)      (.020)      (.026)      (.044)      (.055)
 From net interest income

6.Net asset value, end of
period                      $ 1.000     $ 1.000     $ 1.000     $ 1.000     $ 1.000     $ 1.000     $ 1.000     $ 1.000

7.Total returnC,D           3.18%       3.00%       3.38%       2.44%       1.98%       2.66%       4.46%       5.66%

8.Net assets, end of period $ 287,940   $ 260,592   $ 231,259   $ 221,735   $ 175,190   $ 160,817   $ 175,150   $ 169,397
(000 omitted)

9.Ratio of expenses to      .61%        .62%        .63%        .61%        .62%        .49%E       .21%E       .22%A,E
average net assets

10.Ratio of expenses to
average                      .61%        .61%F       .63%        .61%        .62%        .49%        .21%        .22%A
net assets after expense reductions

11.Ratio of net interest income
to                           3.14%       2.96%       3.32%       2.45%       1.96%       2.64%       4.38%       5.78%A
average net assets


A ANNUALIZED
B FOR THE PERIOD JANUARY 12, 1990 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1990.
C TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. D THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
E FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES. SPARTAN MICHIGAN MUNICIPAL INCOME FUND



12.Selected Per-Share Data and Ratios

13.Years ended
December      1997       1996       1995       1994       1993C      1992       1991       1990       1989       1988
31

14.Net asset
value,        $ 11.300   $ 11.560   $ 10.580   $ 12.340   $ 11.710   $ 11.410   $ 10.890   $ 11.100   $ 10.790   $ 10.250
beginning of period

15.Income from
Investment     .571       .630B      .611       .687       .709       .733       .745       .758       .759       .754
Operations
 Net interest income

16. Net realized
and            .420       (.258)     .980       (1.590)    .870       .320       .520       (.210)     .310       .540
 unrealized gain (loss)

17. Total from
investment     .991       .372       1.591      (.903)     1.579      1.053      1.265      .548       1.069      1.294
 operations

18.Less
Distributions  (.571)     (.630)     (.611)     (.687)     (.709)     (.733)     (.745)     (.758)     (.759)     (.754)
 From net interest income

19. In excess of
net            --         (.002)D    --         --         --         --         --         --         --         --
 interest income

20. From net realized
gain          --         --         --         (.080)     (.240)     (.020)     --         --         --         --

21. In excess of
net           (.090)     --         --         (.090)     --         --         --         --         --         --
 realized gain

22. Total
distributions  (.661)     (.632)     (.611)     (.857)     (.949)     (.753)     (.745)     (.758)     (.759)     (.754)

23.Net asset value,
end of        $ 11.630   $ 11.300   $ 11.560   $ 10.580   $ 12.340   $ 11.710   $ 11.410   $ 10.890   $ 11.100   $ 10.790
period

24.Total
returnA        9.02%      3.38%      15.41%     (7.50)%    13.83%     9.54%      12.04%     5.15%      10.21%     13.01%

25.Net assets, end of
period        $ 458      $ 456      $ 492      $ 434      $ 563      $ 464      $ 379      $ 279      $ 234      $ 171
(In millions)

26.Ratio of expenses
to            .56%E      .59%       .59%       .57%       .59%       .61%       .62%       .64%       .69%       .75%
average net assets

27.Ratio of net
interest       5.08%      5.52%      5.49%      6.04%      5.79%      6.36%      6.73%      6.98%      6.92%      7.12%
income to average net assets

28.Portfolio turnover
rate          16%        29%        29%        18%        33%        15%        12%        18%        19%        24%


   A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIOD SHOWN.
   B NET INTEREST INCOME PER SHARE REFLECTS A PAYMENT OF APPROXIMATELY $.049 RECEIVED FROM AN ISSUER THAT WAS IN BANKRUPTCY.
   C EFFECTIVE JANUARY 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INTEREST INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX
DIFFERENCES.
   D THE AMOUNT SHOWN REFLECTS CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
   E FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
PERFORMANCE
Mutual fund performance can be measured as TOTAL RETURN or YIELD. The total returns that follow are based on historical fund results.
Each fund's fiscal year runs from January 1 through December 31. The tables below show each fund's performance over past fiscal years compared to different measures, including a comparative index and a competitive funds average for the bond fund and a measure of inflation for the money market fund. Data for the comparative index for Spartan
   Michigan M    unicipal Income is available only from June 30, 1993
to the present. The chart on page         presents calendar year
performance for the bond fund.
AVERAGE ANNUAL TOTAL RETURNS
Fiscal periods ended   Past 1   Past 5   Past 10
December 31, 1997      year     years    years/L
                                         ife of
                                         fund

MI Municipal Money    3.18%    2.79%    3.35%A
Market

Consumer Price Index    1.70%    2.60%   n/a

Spartan MI Municipal Income    9.02%    6.49%    8.21%

Lehman Bros. MI Muni Bond Index    9.42%   n/a   n/a

Lipper MI Muni Debt Funds Average    8.50%    6.67%    8.25%

A FROM JANUARY 12, 1990 (COMMENCEMENT OF OPERATIONS)
CUMULATIVE TOTAL RETURNS
Fiscal periods ended   Past 1   Past 5   Past 10
December 31, 1997      year     years    years/L
                                         ife of
                                         fund

MI Municipal Money Market    3.18%    14.77%    30.05%A

Consumer Price Index    1.70%    13.67%   n/a

Spartan MI Municipal Income    9.02%    36.95%    120.12%

Lehman Bros. MI Muni Bond Index    9.42%   n/a   n/a

Lipper MI Muni Debt Funds Average    8.50%    38.10%    121.05%

A FROM JANUARY 12, 1990 (COMMENCEMENT OF OPERATIONS)
If FMR had not reimbursed certain fund expenses during these periods, total returns would have been lower.
UNDERSTANDING
PERFORMANCE
YIELD ILLUSTRATES THE INCOME
EARNED BY A FUND OVER A RECENT
PERIOD. SEVEN-DAY YIELDS ARE
THE MOST COMMON ILLUSTRATION OF
MONEY MARKET PERFORMANCE.
30-DAY YIELDS ARE USUALLY USED
FOR BOND FUNDS. YIELDS CHANGE
DAILY, REFLECTING CHANGES IN
INTEREST RATES.
TOTAL RETURN REFLECTS BOTH THE
REINVESTMENT OF INCOME AND
CAPITAL GAIN DISTRIBUTIONS, AND
ANY CHANGE IN A FUND'S SHARE
PRICE.
(CHECKMARK)
EXPLANATION OF TERMS
TOTAL RETURN is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gains. A CUMULATIVE TOTAL RETURN reflects actual performance over a stated period of time. An AVERAGE ANNUAL TOTAL RETURN is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results. YEAR-BY-YEAR TOTAL RETURNS
Calendar years 1988 1989 1990 1991 1992 1993 1994    1995 1996
1997
SPARTAN MI MUNI INC. 13.01% 10.21% 5.15% 12.04% 9.54% 13.83% -7.50%
15.41% 3.38% 9.02%
Lipper MI Muni. Debt Funds Average 12.39% 9.80% 5.59% 11.56% 9.03%
12.40% -5.87% 16.89% 3.17% 8.   50%
Consumer Price Index 4.42% 4.65% 6.11% 3.06% 2.90% 2.75% 2.67% 2.54%
3.32% 1.70%
Percentage (%)
Row: 1, Col: 1, Value: 13.01
Row: 2, Col: 1, Value: 10.21
Row: 3, Col: 1, Value: 5.15
Row: 4, Col: 1, Value: 12.04
Row: 5, Col: 1, Value: 9.539999999999999
Row: 6, Col: 1, Value: 13.83
Row: 7, Col: 1, Value: -7.5
Row: 8, Col: 1, Value: 15.41
Row: 9, Col: 1, Value: 3.38
Row: 10, Col: 1, Value: 9.02
(LARGE SOLID BOX) Spartan MI
Municipal Income
YIELD refers to the income generated by an investment in a fund over a given period of time, expressed as an annual percentage rate. When a money market fund yield assumes that income earned is reinvested, it is called an EFFECTIVE YIELD. A TAX-EQUIVALENT YIELD shows what an investor would have to earn before taxes to equal a tax-free yield. Yields for the bond fund are calculated according to a standard that is required for all stock and bond funds. Because this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.
LEHMAN BROTHERS MICHIGAN MUNICIPAL BOND INDEX is a total return performance benchmark for Michigan investment-grade municipal bonds with maturities of at least one year.
Unlike the fund's returns, the total returns of the comparative index do not include the effect of any brokerage commissions, transaction fees, or other costs of investing.
THE CONSUMER PRICE INDEX is a widely recognized measure of inflation calculated by the U.S. Government.
THE COMPETITIVE FUNDS AVERAGE is the Lipper Michigan Municipal Debt Funds Average. As of December 31, 1997, the average reflected the performance of 50 mutual funds with similar investment objectives. This average published by Lipper Analytical Services, Inc., excludes the effect of sales loads.
The funds' recent strategies, performance, and holdings are detailed twice a year in financial reports, which are sent to all shareholders. For current performance or a free annual report, call 1-800-544-8888. TOTAL RETURNS AND YIELDS ARE BASED ON PAST RESULTS AND ARE NOT AN INDICATION OF FUTURE PERFORMANCE.
THE FUNDS IN DETAIL


CHARTER
EACH FUND IS A MUTUAL FUND: an investment that pools shareholders' money and invests it toward a specified goal. Fidelity Michigan Municipal Money Market Fund is a non-diversified fund of Fidelity Municipal Trust II and Spartan Michigan Municipal Income Fund is a non-diversified fund of Fidelity Municipal Trust. Both trusts are open-end management investment companies. Fidelity Municipal Trust II was organized as a Delaware business trust on June 20, 1991. Fidelity Municipal Trust was organized as a Massachusetts business trust on June 22, 1984. There is a remote possibility that one fund might become liable for a misstatement in the prospectus about another fund. EACH FUND IS GOVERNED BY A BOARD OF TRUSTEES which is responsible for protecting the interests of shareholders. The trustees are experienced executives who meet periodically throughout the year to oversee the funds' activities, review contractual arrangements with companies that provide services to the funds, and review the funds' performance. The trustees serve as trustees for other Fidelity funds. The majority of trustees are not otherwise affiliated with Fidelity.
THE FUNDS MAY HOLD SPECIAL SHAREHOLDER MEETINGS AND MAIL PROXY MATERIALS. These meetings may be called to elect or remove trustees, change fundamental policies, approve a management contract, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. Fidelity will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. The number of votes you are entitled to is based upon the dollar value of your investment.
FMR AND ITS AFFILIATES
FIDELITY FACTS
Fidelity offers the broadest
selection of mutual funds
in the world.
(solid bullet) Number of Fidelity mutual
funds: over 226
(solid bullet) Assets in Fidelity mutual
funds: over $529 billion
(solid bullet) Number of shareholder
accounts: over 34 million
(solid bullet) Number of investment
analysts and portfolio
managers: over 265
(checkmark)
The funds are managed by FMR, which chooses their investments and
handles    their business affairs. FIMM, located in Merrimack,     New
Hampshire, has primary responsibility for providing investment
management services for    Michigan Municipal Money Market    .
   Beginning January 1, 1999, FIMM will have primary responsibility for providing investment management services for Spartan Michigan Municipal Income.
   Norm Lind is Vice President and manager for Spartan Michigan Municipal Income, which he has managed since January 1998. He also manages several other Fidelity funds. Since joining Fidelity in 1986, Mr. Lind has worked as an analyst and manager.
Fidelity investment personnel may invest in securities for their own accounts pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.
Fidelity Distributors Corporation (FDC) distributes and markets Fidelity's funds and services.
UMB Bank, n.a. (UMB) is each fund's transfer agent, and is located at 1010 Grand Avenue, Kansas City, Missouri. UMB employs Fidelity Service Company, Inc. (FSC) to perform transfer agent servicing functions for each fund.
FMR Corp. is the ultimate parent company of FMR and FIMM. Members of the Edward C. Johnson 3d family are the predominant owners of a class of shares of common stock representing approximately 49% of the voting power of FMR Corp. Under the Investment Company Act of 1940 (the 1940
Act), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company; therefore, the Johnson family may be deemed under the 1940 Act to form a controlling group with respect to FMR Corp.
FMR may use its broker-dealer affiliates and other firms that sell fund shares to carry out a fund's transactions, provided that the fund receives brokerage services and commission rates comparable to those of other broker-dealers.
INVESTMENT PRINCIPLES AND RISKS
MONEY MARKET FUNDS IN GENERAL. The yield of a money market fund will change daily based on changes in interest rates and market conditions. Money market funds comply with industry-standard requirements for the quality, maturity, and diversification of their investments, which are designed to help maintain a stable $1.00 share price. Of course, there is no guarantee that a money market fund will be able to maintain a stable $1.00 share price. It is possible that a major change in interest rates or a default on a money market fund's investments could cause its share price (and the value of your investment) to change. FIDELITY'S APPROACH TO MONEY MARKET FUNDS. Money market funds earn income at current money market rates. In managing money market funds, FMR stresses preservation of capital, liquidity, and income. The money market fund will purchase only high-quality securities that FMR believes present minimal credit risks and will observe maturity restrictions on securities it buys.
MICHIGAN MUNICIPAL MONEY MARKET seeks to earn high current income that is free from federal income tax, Michigan personal income tax, and other taxes in Michigan, while maintaining a stable $1.00 share price by investing in high-quality, short-term municipal money market securities of all types, including securities structured so that they are eligible investments for the fund.
FMR normally invests the fund's assets so that at least 80% of the fund's income distributions is free from both federal and state income tax.
BOND FUNDS IN GENERAL. The yield and share price of a bond fund change daily based on changes in interest rates and market conditions, and in response to other economic, political or financial events. The types and maturities of the securities a bond fund purchases and the credit quality of their issuers will impact a bond fund's reaction to these events.
INTEREST RATE RISK. In general, bond prices rise when interest rates fall and fall when interest rates rise. Longer-term bonds are usually more sensitive to interest rate changes. In other words, the longer the maturity of a bond, the greater the impact a change in interest rates is likely to have on the bond's price. In addition, short-term interest rates and long-term interest rates do not necessarily move in the same amount or in the same direction. A short-term bond tends to react to changes in short-term interest rates and a long-term bond tends to react to changes in long-term interest rates.
ISSUER RISK. The price of a bond is affected by the credit quality of its issuer. Changes in the financial condition of an issuer, changes in general economic conditions, and changes in specific economic conditions that affect a particular type of issuer can impact the credit quality of an issuer. Lower quality bonds generally tend to be more sensitive to these changes than higher quality bonds.
MUNICIPAL MARKET RISK. Municipal securities are backed by the entity that issued them and/or other revenue streams. Municipal security values may be significantly affected by political changes as well as uncertainties in the municipal market related to taxation or the rights of municipal securities holders.
FIDELITY'S APPROACH TO BOND FUNDS. The total return from a bond includes both income and price gains or losses. In selecting investments for a bond fund, FMR considers a bond's expected income together with its potential for price gains or losses. While income is the most important component of bond returns over time, a bond fund's emphasis on income does not mean the fund invests only in the highest-yielding bonds available, or that it can avoid losses of principal.
FMR focuses on assembling a portfolio of income-producing bonds that it believes will provide the best balance between risk and return within the range of eligible investments for the fund. FMR's evaluation of a potential investment includes an analysis of the credit quality of the issuer, its structural features, its current price compared to FMR's estimate of its long-term value, and any short-term trading opportunities resulting from market inefficiencies. In structuring a bond fund, FMR allocates assets among different market sectors (for example, general obligation bonds of a state or bonds financing a specific project) and different maturities based on its view of the relative value of each sector or maturity. The performance of the fund will depend on how successful FMR is in pursuing this approach.
SPARTAN MICHIGAN MUNICIPAL INCOME seeks high current income that is free from federal income tax, Michigan personal income tax, and other taxes in Michigan by investing in investment-grade municipal securities under normal conditions. FMR normally invests the fund's assets so that at least 80% of the fund's income is free from both federal and state income tax.
Although the fund does not maintain an average maturity within a specified range, FMR seeks to manage the fund so that it generally reacts to changes in interest rates similarly to municipal bonds with maturities between eight and 18 years. As of December 31, 1997, the fund's dollar-weighted average maturity was approximately 14 years. EACH FUND normally invests in municipal securities. FMR may invest all of each fund's assets in municipal securities issued to finance private activities. The interest from these securities is a tax-preference item for purposes of the federal alternative minimum tax.
Each fund's performance is affected by the economic and political conditions within the state of Michigan. Michigan's economy is dominated by automobile-related industries, which tend to be especially vulnerable to economic downturns. Also, historically the state's unemployment rate has been higher than average, although this
was not the case in 1994, 1995,    1996, or as of     November 30,
199   7    .    Since 1993, there have been significant constitutional
and statutory changes to Michigan's tax and school financing structures, which could affect the financial health of the state and its local units.
The funds differ primarily with respect to the level of income provided and the stability of their share price. The money market fund seeks to provide income while maintaining a stable share price. The bond fund seeks to provide a higher level of income by investing in a broader range of securities. As a result, the bond fund does not seek to maintain a stable share price. In addition, since the money market fund concentrates its investments in Michigan municipal securities, an investment in the money market fund may be riskier than an investment in other types of money market funds.
FMR may use various techniques to hedge a portion of the bond fund's risks, but there is no guarantee that these strategies will work as intended. When you sell your shares of the bond fund, they may be worth more or less than what you paid for them.
FMR normally invests each fund's assets according to its investment strategy. The funds do not expect to invest in federally taxable obligations, and the bond fund does not expect to invest in state taxable obligations. However, during periods when FMR believes that state tax-free obligations that meet fund standards are not available, the bond fund may invest 20% of its assets in obligations whose
interest payments are only federally tax   -    exempt. Each fund also
reserves the right to invest without limitation in short-term instruments, to hold a substantial amount of uninvested cash, or to invest more than normally permitted in taxable obligations for temporary, defensive purposes.
SECURITIES AND INVESTMENT PRACTICES
The following pages contain more detailed information about types of instruments in which a fund may invest, strategies FMR may employ in pursuit of a fund's investment objective, and a summary of related risks. Any restrictions listed supplement those discussed earlier in this section. A complete listing of each fund's limitations and more detailed information about each fund's investments are contained in a fund's SAI. Policies and limitations are considered at the time of purchase; the sale of instruments is not required in the event of a subsequent change in circumstances.
FMR may not buy all of these instruments or use all of these techniques unless it believes that they are consistent with a fund's investment objective and policies and that doing so will help a fund achieve its goal. Fund holdings and recent investment strategies are detailed in each fund's financial reports, which are sent to shareholders twice a year. For a free SAI or financial report, call 1-800-544-8888.
DEBT SECURITIES. Bonds and other debt instruments are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable, or floating rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.
Debt securities have varying levels of sensitivity to changes in interest rates and varying degrees of credit quality. In general, bond prices rise when interest rates fall, and fall when interest rates rise. Longer-term bonds and zero coupon bonds are generally more sensitive to interest rate changes.
In addition, bond prices are also affected by the credit quality of the issuer. Investment-grade debt securities are medium- and high-quality securities. Some, however, may possess speculative characteristics, and may be more sensitive to economic changes and to changes in the financial condition of issuers.
RESTRICTIONS: Spartan Michigan Municipal Income normally invests in investment-grade securities, but reserves the right to invest up to 5% of its assets in below investment-grade securities (sometimes called "junk bonds"). A security is considered to be investment-grade if it is rated investment-grade by Moody's Investors Service (Moody's), Standard & Poor's (S&P), Duff & Phelps Credit Rating Co., or Fitch
IBCA, Inc., or is unrated but judged by FMR    to be of equivalent
quality    .    Spartan Michigan Municipal Income     may not invest
in securities judged by FMR to be of equivalent quality to those rated lower than B by Moody's or S&P.
MONEY MARKET SECURITIES are high-quality, short-term instruments issued by municipalities, local and state governments, and other entities. These securities may carry fixed, variable, or floating interest rates. Money market securities may be structured or may employ a trust or similar structure so that they are eligible investments for money market funds. If the structure does not perform as intended, adverse tax or investment consequences may result.
CREDIT AND LIQUIDITY SUPPORT. Issuers may employ various forms of credit and liquidity enhancement, including letters of credit, guarantees, puts and demand features, and insurance, provided by foreign or domestic entities such as banks and other financial institutions. These arrangements expose a fund to the credit risk of the entity providing the credit or liquidity support. Changes in the credit quality of the provider could affect the value of the security and a fund's share price. In addition, in the case of foreign providers of credit or liquidity support, extensive public information about the provider may not be available, and unfavorable political, economic, or governmental developments could affect its ability to honor its commitment.
MUNICIPAL SECURITIES are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, or financing for specific projects or public facilities. They may be fully or partially backed by the local government, or by the credit of a private issuer or the current or anticipated revenues from specific projects or assets. Because many municipal securities are issued to finance similar types of projects, especially those relating to education, health care, housing, transportation, and utilities, the municipal markets can be affected by conditions in those sectors. In addition, all municipal securities may be affected by uncertainties regarding their tax status, legislative changes, or rights of municipal securities holders. A municipal security may be owned directly or through a participation interest.
STATE MUNICIPAL SECURITIES include municipal obligations issued by the state of Michigan or its counties, municipalities, authorities, or other subdivisions. The ability of issuers to repay their debt can be affected by many factors that impact the economic vitality of either the state or a region within the state.
Other state municipal securities include obligations of the U.S. territories and possessions such as Guam, the Virgin Islands, Puerto Rico, and their political subdivisions and public corporations. The economy of Puerto Rico is closely linked to the U.S. economy, and will be affected by the strength of the U.S. dollar, interest rates, the price stability of oil imports, and the continued existence of favorable tax incentives.
ASSET-BACKED SECURITIES include interests in pools of purchase contracts, financing leases, or sales agreements entered into by municipalities. The value of these securities depends on many factors, including changes in interest rates, the availability of information concerning the pool and its structure, the credit quality of the underlying assets, the market's perception of the servicer of the pool, and any credit enhancement provided. In addition, these securities may be subject to prepayment risk.
VARIABLE AND FLOATING RATE SECURITIES have interest rates that are periodically adjusted either at specific intervals or whenever a benchmark rate changes. Inverse floaters have interest rates that move
in the opposite direction from a benchmark,    ofte    n making the
security's market value more volatile.
MUNICIPAL LEASE OBLIGATIONS are used by municipalities to acquire land, equipment, or facilities. If the municipality stops making payments or transfers its obligations to a private entity, the obligation could lose value or become taxable.
PUT FEATURES entitle the holder to put (sell back) a security to the issuer or another party. In exchange for this benefit, a fund may accept a lower interest rate. The credit quality of the investment may be affected by the creditworthiness of the put provider. Demand features, standby commitments, and tender options are types of put features.
PRIVATE ENTITIES may be involved in some municipal securities. For example, industrial revenue bonds are backed by private entities, and resource recovery bonds often involve private corporations. The viability of a project or tax incentives could affect the value and credit quality of these securities.
ADJUSTING INVESTMENT EXPOSURE. A fund can use various techniques to increase or decrease its exposure to changing security prices, interest rates, or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling options and futures contracts, and purchasing indexed securities.
FMR can use these practices to adjust the risk and return characteristics of a fund's portfolio of investments. If FMR judges market conditions incorrectly or employs a strategy that does not correlate well with a fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.
ILLIQUID AND RESTRICTED SECURITIES. Some investments may be determined by FMR, under the supervision of the Board of Trustees, to be illiquid, which means that they may be difficult to sell promptly at an acceptable price. The sale of some illiquid securities and some other securities may be subject to legal restrictions. Difficulty in selling securities may result in a loss or may be costly to a fund.
RESTRICTIONS: A fund may not purchase a security if, as a result, more than 10% of its assets would be invested in illiquid securities. WHEN-ISSUED AND FORWARD PURCHASE OR SALE TRANSACTIONS are trading practices in which payment and delivery for the security take place at a later date than is customary for that type of security. The market value of the security could change during this period.
CASH MANAGEMENT. A fund may invest in money market securities and in a money market fund available only to funds and accounts managed by FMR or its affiliates, whose goal is to seek a high level of current income exempt from federal income tax while maintaining a stable $1.00 share price. A major change in interest rates or a default on the money market fund's investments could cause its share price to change.
RESTRICTIONS: Spartan Michigan Municipal Income does not currently intend to invest in a money market fund.
DIVERSIFICATION. Diversifying a fund's investment portfolio can reduce the risks of investing. This may include limiting the amount of money invested in any one issuer or, on a broader scale, in any one industry or type of project. Economic, business, or political changes can affect all securities of a similar type. A fund that is not diversified may be more sensitive to changes in the market value of a single issuer or industry.
RESTRICTIONS: Each fund is considered non-diversified. Generally, to meet federal tax requirements at the close of each quarter, each fund does not invest more than 25% of its total assets in any one issuer and, with respect to 50% of total assets, does not invest more than 5% of its total assets in any issuer. These limitations do not apply to U.S. Government securities or to securities of other investment companies. Each fund may invest more than 25% of its total assets in tax-free securities that finance similar types of projects.
BORROWING. Each fund may borrow from banks or from other funds advised by FMR, or through reverse repurchase agreements. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.
RESTRICTIONS: Each fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 331/3% of its total assets. FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS
Some of the policies and restrictions discussed on the preceding pages are fundamental, that is, subject to change only by shareholder approval. The following paragraphs restate all those that are fundamental. All policies stated throughout this prospectus, other than those identified in the following paragraphs, can be changed without shareholder approval.
MICHIGAN MUNICIPAL MONEY MARKET seeks as high a level of current income, exempt from federal income tax and Michigan personal income tax, as is consistent with the preservation of capital.
The fund will normally invest so that at least 80% of its income distributions are exempt from federal and state income tax.
SPARTAN MICHIGAN MUNICIPAL INCOME seeks a high level of current income exempt from federal income tax and Michigan personal income tax by investing primarily in investment-grade municipal bonds. The fund also seeks income exempt from certain business or corporate taxes.
The fund will normally invest so that at least 80% of its income is exempt from federal and state income taxes. During periods when FMR believes that state tax-free obligations that meet the fund's standards are not available, the fund may invest up to 20% of its assets in obligations whose interest payments are only federally tax-exempt.
The fund may invest up to one-third of its assets in bonds judged by FMR to be of equivalent quality to those rated lower than BBB or Baa but not lower than B.
Each fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 331/3% of its total assets.
BREAKDOWN OF EXPENSES
Like all mutual funds, the funds pay fees related to their daily operations. Expenses paid out of a fund's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.
Each fund pays a MANAGEMENT FEE to FMR for managing its investments and business affairs. FMR in turn pays fees to an affiliate who provides assistance with these services for the money market fund. Each fund also pays OTHER EXPENSES, which are explained on page .
FMR may, from time to time, agree to reimburse the funds for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by a fund if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be terminated at any time without notice, can decrease a fund's expenses and boost its performance.
MANAGEMENT FEE
The management fee is calculated and paid to FMR every month. The fee is calculated by adding a group fee rate to an individual fund fee rate, and multiplying the result by the fund's average net assets. UNDERSTANDING THE
MANAGEMENT FEE
The management fee FMR
receives is designed to be
responsive to changes in FMR's
total assets under
management. Building this
variable into the fee
calculation assures
shareholders that they will pay
a lower rate as FMR's assets
under management increase.
(checkmark)
The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.37%, and it drops as total assets under management increase.
For December 1997, the group fee rate was    0.1372    %. The
individual fund fee rate is 0.25% for Michigan Municipal Money Market and Spartan Michigan Municipal Income.
Because of a reimbursement arrangement,        the total management
fee rate for the fiscal year ended    December 31,     19   97     was
   0.37    % for Spartan Michigan Municipal Income.
   FIMM is Michigan Municipal Money Mar    ket's sub-adviser and has
primary responsibility for managing its investments. FMR is
responsible for providing    other management services. FMR pays
FIM    M 50% of its management fee    (before expense reimbursements)
for FIMM's services. FMR paid FMR Texas Inc., the pred    ecessor
company to FIMM, a fee equal to 0.19% of Michigan Municipal Money Market's average net assets for the fiscal year ended December 31, 1997.
Beginning January 1, 1999, FIMM will have primary responsibility for managing Spartan Michigan Municipal Income's investments. FMR will pay FIMM 50% of its management fee (before expense reimbursements) for FIMM's services.
OTHER EXPENSES
While the management fee is a significant component of the funds' annual operating costs, the funds have other expenses as well.
UMB is the transfer and service agent for each fund. UMB has entered into sub-agreements with FSC under which FSC performs transfer agency, dividend disbursing, shareholder servicing, and accounting functions for the funds. These services include processing shareholder transactions, valuing each fund's investments, and calculating each fund's share price and dividends.
Under the terms of the sub-agreements, FSC receives all related fees paid to UMB by each fund.
For the fiscal year ended December 1997, transfer agency and pricing and bookkeeping fees paid (as a percentage of average net assets) amounted to the following. These amounts are before expense reductions, if any.
                                     Transfer Agency and
                                     Pricing and Bookkeeping Fees
                                     Paid by Fund

Michigan Municipal Money Market      0.19%

Spartan Michigan Municipal Income    0.17%

Each fund also pays other expenses, such as legal, audit, and custodian fees; in some instances, proxy solicitation costs; and the compensation of trustees who are not affiliated with Fidelity. A broker-dealer may use a portion of the commissions paid by a fund to reduce that fund's custodian or transfer agent fees.
Each fund has adopted a DISTRIBUTION AND SERVICE PLAN. Each plan recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with the distribution of fund shares. FMR directly, or through FDC, may make payments to third parties, such as banks or broker-dealers, that engage in the sale of, or provide shareholder support services for, the fund's shares.
Currently, the Board of Trustees of each f   und has authorized such
p    ayments.
For the fiscal year ended December 1997, the portfolio turnover rate for the bond fund was 16%. This rate varies from year to year.
(null)Doing Business with Fidelity
Fidelity Investments was established in 1946 to manage one of
America's first
mutual funds. Today, Fidelity is the largest mutual fund company in the country,
and is known as an innovative provider of high-quality financial services to
individuals and institutions.
In addition to its mutual fund business, the company operates one of
America's
leading discount brokerage firms, Fidelity Brokerage Services, Inc.
(FBSI).
Fidelity is also a leader in providing tax-advantaged retirement plans for
individuals investing on their own or through their employer.
Fidelity is committed to providing investors with practical
information to
make investment decisions. Based in Boston, Fidelity provides customers with
complete service 24 hours a day, 365 days a year, through a network of telephone
service centers around the country.
To reach Fidelity for general information, call these numbers:
S For mutual funds, 1-800-544-8888
S For brokerage, 1-800-544-7272
If you would prefer to speak with a representative in person, Fidelity has
over 80 walk-in Investor Centers across the country.
(null)Types of Accounts
You may set up an account directly in a fund or, if you own or intend to purchase
individual securities as part of your total investment portfolio, you may consider
investing in a fund through a brokerage account. You can choose
Michigan Municipal
Money Market as your core account for your Fidelity Ultra Service
AccountR
or FidelityPlusSM brokerage account.
You may purchase or sell shares of the funds through an investment professional,
including a broker, who may charge you a transaction fee for this service.
If you invest through FBSI, another financial institution, or an investment
professional, read their program materials for any special provisions, additional
service features or fees that may apply to your investment in a fund.
Certain
features of the fund, such as the minimum initial or subsequent investment
amounts, may be modified.
The different ways to set up (register) your account with Fidelity are listed
in the table that follows.
Ways to Set Up Your Account
Individual or Joint Tenant
For your general investment needs
Individual accounts are owned by one person. Joint accounts can have two or
more owners (tenants).
Gifts or Transfers to a Minor (UGMA, UTMA)
To invest for a child's education or other future needs
These custodial accounts provide a way to give money to a child and obtain
tax benefits. An individual can give up to $10,000 a year per child without
paying federal gift tax. Depending on state laws, you can set up a custodial
account under the Uniform Gifts to Minors Act (UGMA) or the Uniform
Transfers
to Minors Act (UTMA).
Trust
For money being invested by a trust
The trust must be established before an account can be opened. Business or Organization
For investment needs of corporations, associations, partnerships, or other
groups
Requires a special application.
(null)How to Buy Shares
The price to buy one share of each fund is the fund's net asset value per share
(NAV). The money market fund is managed to keep its NAV stable at
$1.00. Each
fund's shares are sold without a sales charge.
Your shares will be purchased at the next NAV calculated after your investment
is received in proper form. Each fund's NAV is normally calculated each business
day at 4:00 p.m. Eastern time.
Each fund reserves the right to reject any specific purchase order, including
certain purchases by exchange. See "Exchange Restrictions" on page
154. Purchase
orders may be refused if, in FMR's opinion, they would disrupt management of
a fund.
If you are new to Fidelity, complete and sign an account application and mail it along with your check.
You may also open your account in person or by wire as described on page 145.
If there is no application accompanying this prospectus, call
1-800-544-8888.
If you already have money invested in a Fidelity fund, you can:
S Mail in an application with a check, or
S Open your account by exchanging from another Fidelity fund.
If you buy shares by check or Fidelity Money LineR, and then sell those shares
by any method other than by exchange to another Fidelity fund, the payment
may be delayed for up to seven business days to ensure that your previous investment has cleared.
Minimum Investments
To Open an Account  $10,000
For the money market fund $ 5,000
To Add to an Account  $1,000
For the money market fund $ 500
Through regular investment plans* $ 500
Minimum Balance $5,000
For the money market fund $ 2,000
*For more information about regular investment plans, please refer to "Investor
Services," page 148.
These minimums may vary for investments through Fidelity Portfolio
Advisory
Services. Refer to the program materials for details.
 (null)
To Open an Account
To Add to an Account
Phone
1-800-544-7777

S Exchange from another Fidelity fund account with the same registration, including name, address, and taxpayer ID number.
S Exchange from another Fidelity fund account with the same registration, including name, address, and taxpayer ID number.
S Use Fidelity Money Line to transfer from your bank account. Call before your first use to verify that this service is in place on your account. Maximum
Money Line: up to $100,000.
Mail

S Complete and sign the application. Make your check payable to the complete name of the fund. Mail to the address indicated on the application. S Make your check payable to the complete name of the fund. Indicate your fund account number on your check and mail to the address printed on your account statement.
S Exchange by mail: call 1-800-544-6666 for instructions.
In Person

S Bring your application and check to a Fidelity Investor Center. Call 1-800-544-9797 for the center nearest you.
S Bring your check to a Fidelity Investor Center. Call 1-800-544-9797 for the center nearest you.
Wire

S Call 1-800-544-7777 to set up your account and to arrange a wire transaction.
S Wire within 24 hours to:
Bankers Trust Company,
Bank Routing #021001033,
Account #00163053.
Specify the complete name of the fund and include your new account number and your name.
S Wire to:
Bankers Trust Company,
Bank Routing #021001033,
Account #00163053.
Specify the complete name of the fund and include your account number and your name.
Automatically

S Not available.
S Use Fidelity Automatic Account Builder. Sign up for this service when opening your account, or call 1-800-544-6666 to add it.
TDD - Service for the Deaf and Hearing-Impaired: 1-800-544-0118
(null)How to Sell Shares
You can arrange to take money out of your fund account at any time by selling
(redeeming) some or all of your shares.
The price to sell one share of each fund is the fund's NAV.
Your shares will be sold at the next NAV calculated after your order is received in proper form. Each fund's NAV is normally calculated each business day at
4:00 p.m. Eastern time.
To sell shares through your Fidelity Ultra Service or FidelityPlus Account, call 1-800-544-6262 to receive a handbook with instructions. If you are selling some but not all of your shares, leave at least $5,000 worth of shares in the account ($2,000 for the money market fund) to keep it open.
To sell shares by bank wire or Fidelity Money Line, you will need to sign up for these services in advance.
Certain requests must include a signature guarantee. It is designed to protect you and Fidelity from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:
S You wish to redeem more than $100,000 worth of shares, S Your account registration has changed within the last 30 days, S The check is being mailed to a different address than the one on your account
(record address),
S The check is being made payable to someone other than the account owner, or
S The redemption proceeds are being transferred to a Fidelity account with a different registration.
You should be able to obtain a signature guarantee from a bank, broker
(including
Fidelity Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association.
A notary public cannot provide a signature guarantee.
Selling Shares in Writing
Write a "letter of instruction" with:
S Your name,
S The fund's name,
S Your fund account number,
S The dollar amount or number of shares to be redeemed, and S Any other applicable requirements listed in the table that follows. Unless otherwise instructed, Fidelity will send a check to the record address.
Deliver your letter to a Fidelity Investor Center, or mail it to:
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
Checkwriting
If you have a checkbook for your account, you may write an unlimited number of checks. Do not, however, try to close out your account by check.
(null)
Account Type
Special Requirements
Phone
1-800-544-7777

All account types
S Maximum check request: $100,000.
S For Money Line transfers to your bank account; minimum: $10;
maximum: up to
$100,000.
S You may exchange to other Fidelity funds if both accounts are registered with the same name(s), address, and taxpayer ID number.
Mail or in Person


Individual, Joint Tenant, Sole Proprietorship, UGMA, UTMA
Trust

Business or Organization

Executor, Administrator, Conservator, Guardian
S The letter of instruction must be signed by all persons required to sign for transactions, exactly as their names appear on the account.
S The trustee must sign the letter indicating capacity as trustee. If the trustee's name is not in the account registration, provide a copy of the trust document certified within the last 60 days.
S At least one person authorized by corporate resolution to act on the account must sign the letter.
S Include a corporate resolution with corporate seal or a signature guarantee.
S Call 1-800-544-6666 for instructions.
Wire

All account types
S You must sign up for the wire feature before using it. To verify that it is in place, call 1-800-544-6666. Minimum wire: $5,000.
S Your wire redemption request must be received in proper form by Fidelity before
4:00 p.m. Eastern time for money to be wired on the next business day.
Check

All account types
S Minimum check: $1,000 ($500 for the money market fund).
S All account owners must sign a signature card to receive a checkbook.
TDD - Service for the Deaf and Hearing-Impaired: 1-800-544-0118
(null)Investor Services
Fidelity provides a variety of services to help you manage your account.
Information Services
Fidelity's telephone representatives are available 24 hours a day, 365 days a year. Whenever you call, you can speak with someone equipped to provide the information or service you need.
24-Hour Service
Account Assistance
1-800-544-6666
Account Transactions
1-800-544-7777
Product Information
1-800-544-8888
Retirement Account Assistance
1-800-544-4774
TouchTone XpressSM
1-800-544-5555
 Automated service
3

Statements and reports that Fidelity sends to you include the following:
S Confirmation statements (after every transaction, except
reinvestments, that
affects your account balance or your account registration)
S Account statements (quarterly)
S Financial reports (every six months)
To reduce expenses, only one copy of most financial reports and prospectuses
will be mailed to your household, even if you have more than one account in
the fund. Call 1-800-544-6666 if you need copies of financial reports, prospectuses, or historical account information.
Transaction Services
Exchange privilege. You may sell your fund shares and buy shares of other Fidelity funds by telephone or in writing.
Note that exchanges out of a fund are limited to four per calendar year (except
for the money market fund), and that they may have tax consequences for you.
For details on policies and restrictions governing exchanges, including circumstances under which a shareholder's exchange privilege may be suspended or revoked,
see page 154.
Systematic withdrawal plans let you set up periodic redemptions from your account.
Fidelity Money Liner enables you to transfer money by phone between your bank account and your fund account. Most transfers are complete within three business days of your
call.
Regular Investment Plans
One easy way to pursue your financial goals is to invest money regularly. Fidelity
offers convenient services that let you transfer money into your fund account,
or between fund accounts, automatically. While regular investment plans do
not guarantee a profit and will not protect you against loss in a declining
market, they can be an excellent way to invest for a home, educational expenses,
and other long-term financial goals.
Regular Investment Plans
Fidelity Automatic Account BuilderSM
To move money from your bank account to a Fidelity fund
Minimum
$500
($100 for the money market fund)
Frequency
Monthly or quarterly
Setting up or changing
S For a new account, complete the appropriate section on the fund application.
S For existing accounts, call 1-800-544-6666 for an application.
S To change the amount or frequency of your investment, call
1-800-544-6666 at
least three business days prior to your next scheduled investment date.
Direct Deposit
To send all or a portion of your paycheck or government check to a
Fidelity
fundA
Minimum
$500
($100 for the money market fund)
Frequency
Every pay period
Setting up or changing
S Check the appropriate box on the fund application, or call
1-800-544-6666 for
an authorization form.
S Changes require a new authorization form.
Fidelity Automatic Exchange Service
To move money from a Fidelity money market fund to another Fidelity fund
Minimum
$500
($100 for the money market fund)
Frequency
Monthly, bimonthly, quarterly, or annually
Setting up or changing
S To establish, call 1-800-544-6666 after both accounts are opened.
S To change the amount or frequency of your investment, call
1-800-544-6666.
A Because bond fund share prices fluctuate, that fund may not be an appropriate choice for direct deposit of your entire check.


SHAREHOLDER AND ACCOUNT POLICIES


DIVIDENDS, CAPITAL GAINS, AND TAXES
Each fund distributes substantially all of its net investment income and capital gains, if any, to shareholders each year. Income dividends are declared daily and paid monthly. Capital gains earned by the bond fund are normally distributed in February and December.
DISTRIBUTION OPTIONS
When you open an account, specify on your application how you want to receive your distributions. If the option you prefer is not listed on the application, call 1-800-544-6666 for instructions. The bond fund offers four options, and the money market fund offers three options.
1. REINVESTMENT OPTION. Your dividend and capital gain distributions, if any, will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.
2. INCOME-EARNED OPTION. (bond fund only) Your capital gain distributions, if any, will be automatically reinvested, but you will be sent a check for each dividend distribution.
3. CASH OPTION. You will be sent a check for your dividend and capital gain distributions, if any.
4. DIRECTED DIVIDENDS(registered trademark) OPTION. Your dividend and capital gain distributions, if any, will be automatically invested in another identically registered Fidelity fund.
Dividends will be reinvested at the fund's NAV on the last day of the month. Capital gain distributions, if any, will be reinvested at the NAV as of the date the fund deducts the distribution from its NAV. The mailing of distribution checks will begin within seven days, or longer for a December ex-dividend date.
UNDERSTANDING
DISTRIBUTIONS
AS A FUND SHAREHOLDER, YOU ARE
ENTITLED TO YOUR SHARE OF THE
FUND'S NET INCOME AND GAINS
ON ITS INVESTMENTS. THE FUND
PASSES ITS EARNINGS ALONG TO ITS
INVESTORS AS DISTRIBUTIONS.
EACH FUND EARNS INTEREST FROM
ITS INVESTMENTS. THESE ARE
PASSED ALONG AS DIVIDEND
DISTRIBUTIONS. THE FUND MAY
REALIZE CAPITAL GAINS IF IT SELLS
SECURITIES FOR A HIGHER PRICE
THAN IT PAID FOR THEM. THESE
ARE PASSED ALONG AS CAPITAL
GAIN DISTRIBUTIONS. MONEY
MARKET FUNDS USUALLY DON'T
MAKE CAPITAL GAIN DISTRIBUTIONS.
(CHECKMARK)
TAXES
As with any investment, you should consider how an investment in a tax-free fund could affect you. Below are some of the funds' tax implications.
TAXES ON DISTRIBUTIONS. Interest income that a fund earns is distributed to shareholders as income dividends. Interest that is federally tax-free remains tax-free when it is distributed.
However, gain on the sale of tax-free bonds results in taxable distributions. Short-term capital gains and a portion of the gain on bonds purchased at a discount are distributed as dividends and taxed as ordinary income. Capital gain distributions are taxed as long-term capital gains. These distributions are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in December and paid in January are taxable as if they were paid on December 31. Fidelity will send you a statement showing the tax status of distributions, and will report to the IRS the amount of any taxable distributions, paid to you in the previous year.
The interest from some municipal securities is subject to the federal alternative minimum tax. Each fund may invest up to 100% of its assets in these securities. Individuals who are subject to the tax must report this interest on their tax returns.
   To the extent that each fund's distributions are derived from state tax-free obligations of Michigan, its income dividends will be exempt from the Michigan income, intangibles, and single business taxes.
During the fiscal year ended December 1997,    100    % of each fund's
income dividends was free from federal income tax and        99.93%
and 100% were free from Michigan taxes for Michigan Municipal Money
Market and Spartan Michigan Municipal Income, respectively   .
51.10    % of Michigan Municipal Money Market's and    3.13    % of
Spartan Michigan Municipal Income's income dividends were subject to the federal alternative minimum tax.
TAXES ON TRANSACTIONS. Your bond fund redemptions - including exchanges to other Fidelity funds - are subject to capital gains tax. A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them.
Whenever you sell shares of a fund, Fidelity will send you a confirmation statement showing how many shares you sold and at what price. You will also receive a consolidated transaction statement every January. However, it is up to you or your tax preparer to determine whether this sale resulted in a capital gain and, if so, the amount of tax to be paid. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains.
"BUYING A DIVIDEND." If you buy shares when a fund has realized but not yet distributed income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution.
TRANSACTION DETAILS
THE FUNDS ARE OPEN FOR BUSINESS each day the New York Stock Exchange
(NYSE) is open. FSC normally calculates each fund's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time.
EACH FUND'S NAV    is the value of a single share. The NAV is computed
by adding the value of the fund's investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.
The money market fund's assets are valued on the basis of amortized cost. This method minimizes the effect of changes in a security's market value and helps the money market fund to maintain a stable $1.00 share price.
For the bond fund, assets are valued primarily on the basis of information furnished by a pricing service or market quotations, if available, or by another method that the Board of Trustees believes accurately reflects fair value.
WHEN YOU SIGN YOUR ACCOUNT APPLICATION, you will be asked to certify that your social security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require a fund to withhold 31% of your taxable distributions and redemptions.
YOU MAY INITIATE MANY TRANSACTIONS BY TELEPHONE OR ELECTRONICALLY. Fidelity will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to redeem and exchange by telephone, call Fidelity for instructions.
IF YOU ARE UNABLE TO REACH FIDELITY BY PHONE (for example, during periods of unusual market activity), consider placing your order by mail or by visiting a Fidelity Investor Center.
       EACH FUND RESERVES THE RIGHT    to suspend the offering of
shares     for a period of time.
WHEN YOU PLACE AN ORDER TO BUY SHARES, your shares will be purchased
at the next NAV calculated after your investment is received    in
proper form    . Note the following:
(small solid bullet) All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.
(small solid bullet) Fidelity does not accept cash.
(small solid bullet) When making a purchase with more than one check, each check must have a value of at least $50.
(small solid bullet) Each fund reserves the right to limit the number of checks processed at one time.
(small solid bullet) If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees a fund or its transfer agent has incurred.
(small solid bullet) You begin to earn dividends as of the first business day following the day of your purchase.
TO AVOID THE COLLECTION PERIOD associated with check and Money Line purchases, consider buying shares by bank wire, U.S. Postal money order, U.S. Treasury check, Federal Reserve check, or direct deposit instead.
CERTAIN FINANCIAL INSTITUTIONS that have entered into sales agreements with FDC may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when a fund is priced on the following business day. If payment is not received by that time, the financial institution could be held liable for resulting fees or losses.
WHEN YOU PLACE AN ORDER TO SELL SHARES, your shares will be sold at
the next NAV calculated after your order is received    in proper
form    . Note the following:
(small solid bullet) Normally, redemption proceeds will be mailed to you on the next business day, but if making immediate payment could adversely affect a fund, it may take up to seven days to pay you. (small solid bullet) Shares will earn dividends through the date of redemption; however, shares redeemed on a Friday or prior to a holiday will continue to earn dividends until the next business day.
(small solid bullet) Fidelity Money Line redemptions generally will be credited to your bank account on the second or third business day after your phone call.
(small solid bullet) Each fund may hold payment on redemptions until it is reasonably satisfied that investments made by check or Fidelity Money Line have been collected, which can take up to seven business days.
(small solid bullet) Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC. (small solid bullet) If you sell shares by writing a check and the amount of the check is greater than the value of your account, your check will be returned to you and you may be subject to additional charges.
(small solid bullet) If your account is not an Ultra Service Account, there is a $1.00 charge for each check written under $1,000 ($500 for the money market fund).
FIDELITY RESERVES THE RIGHT TO DEDUCT AN ANNUAL MAINTENANCE FEE of $12.00 from accounts with a value of less than $2,500, subject to an annual maximum charge of $24.00 per shareholder. It is expected that accounts will be valued on the second Friday in November of each year. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to the transfer agent, is designed to offset in part the relatively higher costs of servicing smaller accounts. This fee will not be deducted from Fidelity brokerage accounts, retirement accounts (except non-prototype retirement accounts), accounts using regular investment plans, or if total assets with Fidelity exceed $30,000. Eligibility for the $30,000 waiver is determined by aggregating Fidelity accounts maintained by FSC or FBSI which are registered under the same social security number or which list the same social security number for the custodian of a Uniform Gifts/Transfers to Minors Act account.
IF YOUR ACC   OUNT BALANCE FALLS BELOW $5,000 ($2,000 FOR MICHIGAN
MUNICIPAL MON    EY MARKET), you will be given 30 days' notice to
reestablish the minimum balance. If you do not increase your balance, Fidelity reserves the right to close your account and send the proceeds to you. Your shares will be redeemed at the NAV on the day your account is closed.
FIDELITY MAY CHARGE A FEE FOR SPECIAL SERVICES, such as providing historical account documents, that are beyond the normal scope of its services.
FDC may, at its own expense, provide promotional incentives to qualified recipients who support the sale of shares of the funds without reimbursement from the funds. Qualified recipients are securities dealers who have sold fund shares or others, including banks and other financial institutions, under special arrangements in connection with FDC's sales activities. In some instances, these incentives may be offered only to certain institutions whose representatives provide services in connection with the sale or expected sale of significant amounts of shares.
EXCHANGE RESTRICTIONS
As a shareholder, you have the privilege of exchanging shares of a fund for shares of other Fidelity funds. However, you should note the following:
(small solid bullet) The fund you are exchanging into must be available for sale in your state.
(small solid bullet) You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number.
(small solid bullet) Before exchanging into a fund, read its prospectus.
(small solid bullet) If you exchange into a fund with a sales charge, you pay the percentage-point difference between that fund's sales charge and any sales charge you have previously paid in connection with the shares you are exchanging. For example, if you had already paid a sales charge of 2% on your shares and you exchange them into a fund with a 3% sales charge, you would pay an additional 1% sales charge.
(small solid bullet) Exchanges may have tax consequences for you. (small solid bullet) Because excessive trading can hurt fund performance and shareholders, the bond fund reserves the right to temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the fund per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, will be counted together for purposes of the four exchange limit.
(small solid bullet) Each fund reserves the right to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
(small solid bullet) Your exchanges may be restricted or refused if a fund receives or anticipates simultaneous orders affecting significant portions of the fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to a fund.
Although the funds will attempt to give you prior notice whenever they are reasonably able to do so, they may impose these restrictions at any time. The funds reserve the right to terminate or modify the exchange privilege in the future.
OTHER FUNDS MAY HAVE DIFFERENT EXCHANGE RESTRICTIONS, and may impose
administrative fees of up to    1.00%    , and trading fees of up to
1.50% o   f the amount e    xchange   d    . Check each fund's
prospectus for details.





This prospectus is printed on recycled paper using soy-based inks. FIDELITY MICHIGAN MUNICIPAL MONEY MARKET FUND
A FUND OF FIDELITY MUNICIPAL TRUST II
SPARTAN   (registered trademark)     MICHIGAN MUNICIPAL INCOME FUND

A FUND OF FIDELITY MUNICIPAL TRUST
STATEMENT OF ADDITIONAL INFORMATION
FEBRUARY 26, 1998
This Statement of Additional Information (SAI) is not a prospectus but should be read in conjunction with the funds' current Prospectus (dated February 26, 1998). Please retain this document for future reference. The funds' Annual Report is a separate document supplied with this SAI. To obtain a free additional copy of the Prospectus or an Annual Report, please call Fidelity at 1-800-544-8888.
TABLE OF CONTENTS                                                 PAGE



Investment Policies and Limitations

Special Considerations    Regarding     Michigan

Special Considerations    Regarding     Puerto Rico

Portfolio Transactions

Valuation

Performance

Additional Purchase   , Exchange     and Redemption Information

Distributions and Taxes

FMR

Trustees and Officers

Management Contracts

Distribution and Service Plans

Contracts with FMR Affiliates

Description of the Trusts

Financial Statements

Appendix

INVESTMENT ADVISER
Fidelity Management & Research Company (FMR)
INVESTMENT SUB-ADVISER
F   idelity Investments Money Management, Inc. (FIMM)     (money
market fund)
DISTRIBUTOR
Fidelity Distributors Corporation (FDC)
TRANSFER AGENT
UMB Bank, n.a. (UMB)
and Fidelity Service Company, Inc. (FSC)
MIS/M   IF    -ptb-0298
INVESTMENT POLICIES AND LIMITATIONS
The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.
A fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting
securities" (as defined in the Investment Company Act of 1940 (   the
    1940 Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.
   INVESTMENT LIMITATIONS OF MICHIGAN MUNICIPAL MONEY MARKET FUND
THE FOLLOWING ARE THE    F    UND'S FUNDAMENTAL INVESTMENT LIMITATIONS
SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) issue senior securities, except as permitted under the Investment Company Act of 1940;
(2) sell securities short, unless it owns, or by virtue of ownership of other securities has the right to obtain, securities equivalent in kind and amount to the securities sold short;
(3) purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions;
(4) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(5) underwrite securities issued by others (except to the extent that the fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities);
(6) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision of any of the foregoing) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(7) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(8) purchase or sell physical commodities unless acquired as a result of ownership of securities; or
(9) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (but this limitation does not apply to the purchase of debt securities or to repurchase agreements).
(10) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-ended management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, the fund currently intends to comply with certain diversification limits imposed by Subchapter M.
(ii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (4)). The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iii) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(iv) The fund does not currently intend to engage in repurchase agreements or make loans, but this limitation does not apply to purchases of debt securities.
(v) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
   For purposes of limitations (6) and (i), FMR identifies the issuer of a security depending on its terms and conditions. In identifying the issuer, FMR will consider the entity or entities responsible for payment of interest and repayment of principal and the source of such payments; the way in which assets and revenues of an issuing political subdivision are separated from those of other political entities; and whether a government body is guaranteeing the security.
For purposes of limitation (i), Subchapter M generally requires the fund to invest no more than 25% of its total assets in securities of any one issuer and to invest at least 50% of its total assets so that no more than 5% of the fund's total assets are invested in securities of any one issuer. However, Subchapter M allows unlimited investments in cash, cash items, government securities (as defined in Subchapter
M) and securities of other investment companies. These tax requirements are generally applied at the end of each quarter of the fund's taxable year.
   With respect to limitation (iii), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.
For the fund's policies on quality and maturity, see the section
entitled "Quality and Maturity" on pag   e     .
   INVESTMENT LIMITATIONS OF SPARTAN MICHIGAN MUNICIPAL INCOME
FUND
THE FOLLOWING ARE    THE F    UND'S FUNDAMENTAL INVESTMENT LIMITATIONS
SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) issue senior securities, except as permitted under the Investment Company Act of 1940;
(2) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(3) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(4) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision of any of the foregoing) if, as a result, more than 25% of the fund's total assets would be invested in securities of companies whose principal business activities are in the same industry;
(5) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(6) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities);
(7) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or
(8) invest in companies for the purpose of exercising control or management.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, the fund currently intends to comply with certain diversification limits imposed by Subchapter M.
(ii) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(iii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iv) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (2)). The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(v) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(vi) The fund does not currently intend to engage in repurchase agreements or make loans, but this limitation does not apply to purchases of debt securities.
   For purposes of limitations (4) and (i), FMR identifies the issuer of a security depending on its terms and conditions. In identifying the issuer, FMR will consider the entity or entities responsible for payment of interest and repayment of principal and the source of such payments; the way in which assets and revenues of an issuing political subdivision are separated from those of other political entities; and whether a government body is guaranteeing the security.
For purposes of limitation (i), Subchapter M generally requires the fund to invest no more than 25% of its total assets in securities of any one issuer and to invest at least 50% of its total assets so that no more than 5% of the fund's total assets are invested in securities of any one issuer. However, Subchapter M allows unlimited investments in cash, cash items, government securities (as defined in Subchapter
M) and securities of other investment companies. These tax requirements are generally applied at the end of each quarter of the fund's taxable year.
   With respect to limitation (v), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.
For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions"
on page        .
The following pages contain more detailed information about types of instruments in which a fund may invest, strategies FMR may employ in pursuit of a fund's investment objective, and a summary of related risks. FMR may not buy all of these instruments or use all of these
techniques unless it believes that doing so will help    a     fund
achieve its goal.
AFFILIATED BANK TRANSACTIONS. A fund may engage in transactions with financial institutions that are, or may be considered to be,
"affiliated persons" of the fund under the 1940    Act    . These
transactions may    involve     repurchase agreements with custodian
banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.
DELAYED-DELIVERY TRANSACTIONS.    S    ecurities    may be bought and
sold     on a delayed-delivery or when-issued basis. These
transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser
until the security is delivered. The bond fund may receive fees    or
price concessions     for entering into delayed-delivery transactions.
When purchasing securities on a delayed-delivery basis,    the
purchaser     assumes the rights and risks of ownership, including the
risk   s     of price and yield fluctuations    and the risk that the
security will not be issued as anticipated    .    Because payment for
the securities is not required     until the delivery date, these
risks are in addition to the risks associated with    a     fund's
investments. If a fund remains substantially fully invested at a time when delayed-delivery purchases are outstanding, the delayed-delivery purchases may result in a form of leverage. When delayed-delivery
purchases are outstanding,    a     fund will set aside appropriate
liquid assets in a segregated custodial account to cover    the
purchase obligations. When a fund has sold a security on a delayed-delivery basis, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the
securities,    a     fund could miss a favorable price or yield
opportunity or suffer a loss.
   A     fund may renegotiate delayed        delivery transaction and
may sell    the     underlying securities before    delivery,
which may result in capital gains or losses    for the fund    .
   FEDERALLY TAXABLE SECURITIES. Under normal conditions, a municipal fund does not intend to invest in securities whose interest is federally taxable. However, from time to time on a temporary basis, a municipal fund may invest a portion of its assets in fixed-income securities whose interest is subject to federal income tax.
   Should a municipal fund invest in federally taxable securities, it would purchase securities that, in FMR's judgment, are of high quality. These would include securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, obligations of domestic banks, and repurchase agreements. A municipal bond fund's standards for high-quality, taxable securities are essentially the same as those described by Moody's Investors Service, Inc. (Moody's) in rating corporate obligations within its two highest ratings of Prime-1 and Prime-2, and those described by Standard & Poor's (S&P) in rating corporate obligations within its two highest ratings of A-1 and A-2.
   A municipal money market fund will purchase taxable securities only if they meet its quality requirements.
   Proposals to restrict or eliminate the federal income tax exemption for interest on municipal securities are introduced before Congress from time to time. Proposals also may be introduced before the Michigan legislature that would affect the state tax treatment of a municipal fund's distributions. If such proposals were enacted, the availability of municipal securities and the value of a municipal fund's holdings would be affected and the Trustees would reevaluate the fund's investment objectives and policies.
FUTURES AND OPTIONS. The following    paragraphs     pertain to
futures and options: Asset Coverage for Futures and Options Positions, Combined Positions, Correlation of Price Changes, Futures Contracts, Futures Margin Payments, Limitations on Futures and Options Transactions, Liquidity of Options and Futures Contracts, OTC Options, Purchasing Put and Call Options, and Writing Put and Call Options. ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The funds will
comply with guidelines established by the S   EC     with respect to
coverage of options and futures strategies by mutual funds and   ,
if the guidelines so require   ,     will set aside appropriate liquid
assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a fund's assets could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.
COMBINED POSITION   S involve purchasing and writing     options in
combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the
overall position. For example, purchas   ing     a put option and
writ   ing     a call option on the same underlying instrument
would     construct a combined position whose risk and return
characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one
strike price and buying a call option at a lower price,        to
reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.
CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a fund's
current or anticipated investments exactly.    A     fund may invest
in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in
which th   e fund     typically invest   s    , which involves a risk
that the options or futures position will not track the performance
of    the     fund's other investments.
Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.
FUTURES CONTRACTS.    In     purchas   ing     a futures contract,
   the buyer     agrees to purchase a specified underlying instrument
at a specified future date.    In selling     a futures contract,
   the seller     agrees to sell    a specified     underlying
instrument at a specified future date. The price at which the purchase
and sale will take place is fixed when    the buyer and seller
enter into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the Bond Buyer Municipal Bond Index. Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.
The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.
FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.
       LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS. The bond fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission (CFTC) and the National Futures Association, which regulate trading in the futures markets. The fund intends to comply with Rule
4.5 under the Commodity Exchange Act, which limits the extent to which the fund can commit assets to initial margin deposits and option premiums.
In addition, the bond fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.
The above limitations on the    bond     fund   '    s investments in
futures contracts and options, and the fund   '    s policies
regarding futures contracts and options discussed elsewhere in this SAI, may be changed as regulatory agencies permit.
LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its options or futures positions could also be impaired.
OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (OTC) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this
type of arrangement allows the    purchaser or writer     greater
flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.
PURCHASING PUT AND CALL OPTIONS. By purchasing a put option,    the
purchaser     obtains the right (but not the obligation) to sell the
option's underlying instrument at a fixed strike price. In return for
this right,    the purchaser     pays the current market price for the
option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of
securities prices, and futures contracts.    The purchaser     may
terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the
   purchaser     will lose the entire premium. If the    option is
    exercise   d, the purchaser     completes the sale of the
underlying instrument at the strike price. A    purchaser     may also
terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.
The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).
The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.
   WRITING PUT AND CALL OPTIONS. The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position. When writing an option on a futures contract, a fund will be required to make margin payments to an FCM as described above for futures contracts.
If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.
Writing a call option obligates    the writer     to sell or deliver
the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.
ILLIQUID INVESTMENTS are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, FMR determines the liquidity of a fund's investments and, through reports from FMR, the Board monitors investments in illiquid instruments. In determining the liquidity of a fund's investments, FMR may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and
(5) the nature of the marketplace for trades (including the ability to assign or offset the fund's rights and obligations relating to the investment).
For the money market fund, FMR may determine some restricted securities and municipal lease obligations to be illiquid.
For the bond fund, investments currently considered    by FMR     to
be illiquid include over-the-counter options. Also, FMR may determine some restricted securities and municipal lease obligations to be illiquid. However, with respect to over-the-counter options a fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the fund may have to close out the option before expiration.
In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by
the Board of Trustees.    For the money market fund, illiquid
investments are valued by this method for purposes of monitoring amortized cost valuation.
INDEXED SECURITIES    are instruments     whose prices are indexed to
the prices of other securities, securities indices, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Indexed securities may have principal payments as well as coupon payments that depend on the performance of one or more interest rates. Their coupon rates or principal payments may change by several percentage points for every 1% interest rate change.
The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed, and may also be influenced by interest rate changes.
   Indexed securities may be more volatile than the underlying
instruments. I    ndexed securities are    also     subject to the
credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates.
INTERFUND BORROWING AND LENDING PROGRAM. Pursuant to an exemptive
order issued by the SEC,    a     fund    may     lend money to, and
borrow money from, other funds advised by FMR or its affiliates   ;
however, municipal funds     currently intend to participate in this
program only as borrower   s    . A fund will borrow through the
program only when the costs are equal to or lower than the costs of
bank loans.    Interfund borrowings normally extend overnight, but can
have a maximum duration of seven days.     Loans may be called on one
day's notice   . A     fund may have to borrow from a bank at a higher
interest rate if an interfund loan is called or not renewed.
INVERSE FLOATERS have variable interest rates that typically move in
the opposite direction from    movements in     prevailing short-term
interest rate levels   -    rising when prevailing short-term interest
rates fall, and vice versa.    T    he prices of inverse floaters
can be     considerably more volatile than    the prices of     bonds
with comparable maturities.
   LOWER-QUALITY DEBT SECURITIES. Lower-quality debt securities have poor protection with respect to the payment of interest and repayment of principal. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.
   The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, lower-quality debt securities will be valued in accordance with procedures established by the Board of Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing high-yield debt securities than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities.
   A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.
   MONEY MARKET SECURITIES are high-quality, short-term obligations. Some money market securities employ a trust or other similar structure to modify the maturity, price characteristics, or quality of financial assets. For example, put features can be used to modify the maturity of a security or interest rate adjustment features can be used to enhance price stability. If the structure does not perform as intended, adverse tax or investment consequences may result. Neither the Internal Revenue Service (IRS) nor any other regulatory authority has ruled definitively on certain legal issues presented by structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities or the nature and timing of distributions made by the fund.
   MUNICIPAL LEASES and participation interests therein may take the form of a lease, an installment purchase, or a conditional sale contract and are issued by state and local governments and authorities to acquire land or a wide variety of equipment and facilities. Generally, a fund will not hold these obligations directly as a lessor of the property, but will purchase a participation interest in a municipal obligation from a bank or other third party. A participation interest gives the purchaser a specified, undivided interest in the obligation in proportion to its purchased interest in the total amount of the issue.
   Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt. These may include voter referenda, interest rate limits, or public sale requirements. Leases, installment purchases, or conditional sale contracts (which normally provide for title to the leased asset to pass to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting their constitutional and statutory requirements for the issuance of debt. Many leases and contracts include "non-appropriation clauses" providing that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the appropriate legislative body on a yearly or other periodic basis. Non-appropriation clauses free the issuer from debt issuance limitations.
   MUNICIPAL MARKET DISRUPTION RISK. The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities. Any of these effects could have a significant impact on the prices of some or all of the municipal securities held by a fund, making it more difficult for a money market fund to maintain a stable net asset value per share.
   EDUCATION. In general, there are two types of education-related bonds; those issued to finance projects for public and private colleges and universities, and those representing pooled interests in student loans. Bonds issued to supply educational institutions with funds are subject to the risk of unanticipated revenue decline, primarily the result of decreasing student enrollment or decreasing state and federal funding. Among the factors that may lead to declining or insufficient revenues are restrictions on students' ability to pay tuition, availability of state and federal funding, and general economic conditions. Student loan revenue bonds are generally offered by state (or substate) authorities or commissions and are backed by pools of student loans. Underlying student loans may be guaranteed by state guarantee agencies and may be subject to reimbursement by the United States Department of Education through its guaranteed student loan program. Others may be private, uninsured loans made to parents or students which are supported by reserves or other forms of credit enhancement. Recoveries of principal due to loan defaults may be applied to redemption of bonds or may be used to re-lend, depending on program latitude and demand for loans. Cash flows supporting student loan revenue bonds are impacted by numerous factors, including the rate of student loan defaults, seasoning of the loan portfolio, and student repayment deferral periods of forbearance. Other risks associated with student loan revenue bonds include potential changes in federal legislation regarding student loan revenue bonds, state guarantee agency reimbursement and continued federal interest and other program subsidies currently in effect. ELECTRIC UTILITIES. The electric utilities industry has been experiencing, and will continue to experience, increased competitive pressures. Federal legislation in the last two years will open transmission access to any electricity supplier, although it is not presently known to what extent competition will evolve. Other risks include: (a) the availability and cost of fuel, (b) the availability and cost of capital, (c) the effects of conservation on energy demand,
(d) the effects of rapidly changing environmental, safety, and licensing requirements, and other federal, state, and local regulations, (e) timely and sufficient rate increases, and (f) opposition to nuclear power.
HEALTH CARE. The health care industry is subject to regulatory action by a number of private and governmental agencies, including federal, state, and local governmental agencies. A major source of revenues for the health care industry is payments from the Medicare and Medicaid programs. As a result, the industry is sensitive to legislative changes and reductions in governmental spending for such programs. Numerous other factors may affect the industry, such as general and local economic conditions; demand for services; expenses (including malpractice insurance premiums); and competition among health care providers. In the future, the following elements may adversely affect health care facility operations: adoption of legislation proposing a national health insurance program; other state or local health care reform measures; medical and technological advances which dramatically alter the need for health services or the way in which such services are delivered; changes in medical coverage which alter the traditional fee-for-service revenue stream; and efforts by employers, insurers, and governmental agencies to reduce the costs of health insurance and health care services.
HOUSING. Housing revenue bonds are generally issued by a state, county, city, local housing authority, or other public agency. They generally are secured by the revenues derived from mortgages purchased with the proceeds of the bond issue. It is extremely difficult to predict the supply of available mortgages to be purchased with the proceeds of an issue or the future cash flow from the underlying mortgages. Consequently, there are risks that proceeds will exceed supply, resulting in early retirement of bonds, or that homeowner repayments will create an irregular cash flow. Many factors may affect the financing of multi-family housing projects, including acceptable completion of construction, proper management, occupancy and rent levels, economic conditions, and changes to current laws and regulations.
   TRANSPORTATION. Transportation debt may be issued to finance the construction of airports, toll roads, highways, or other transit facilities. Airport bonds are dependent on the general stability of the airline industry and on the stability of a specific carrier who uses the airport as a hub. Air traffic generally follows broader economic trends and is also affected by the price and availability of fuel. Toll road bonds are also affected by the cost and availability of fuel as well as toll levels, the presence of competing roads and the general economic health of an area. Fuel costs and availability also affect other transportation-related securities, as do the presence of alternate forms of transportation, such as public transportation.
WATER AND SEWER. Water and sewer revenue bonds are often considered to have relatively secure credit as a result of their issuer's importance, monopoly status, and generally unimpeded ability to raise rates. Despite this, lack of water supply due to insufficient rain, run-off, or snow pack is a concern that has led to past defaults. Further, public resistance to rate increases, costly environmental litigation, and Federal environmental mandates are challenges faced by issuers of water and sewer bonds.
PUT FEATURES entitle the holder to sell a security back to the issuer or a third party at any time or at specified intervals. They are subject to the risk that the put provider is unable to honor the put feature (purchase the security). Put providers often support their ability to buy securities on demand by obtaining letters of credit or other guarantees from other entities. Demand features, standby commitments, and tender options are types of put features.
       QUALITY AND MATURITY (MONEY MARKET FUND    ONLY    ). Pursuant
to procedures adopted by the Board of Trustees, the fund may purchase only high-quality securities that FMR believes present minimal credit risks. To be considered high-quality, a security must be rated in accordance with applicable rules in one of the two highest categories for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security); or, if unrated, judged to be of equivalent quality by FMR. High-quality securities are divided into "first tier" and "second tier" securities. First tier securities are those deemed to be in the
highest rating category (e.g., Standard & Poor's        SP-1), and
second tier securities are those deemed to be in the second highest rating category (e.g., Standard & Poor's SP-2).
The fund currently intends to limit its investments to securities with remaining maturities of 397 days or less, and to maintain a dollar-weighted average maturity of 90 days or less. When determining the maturity of a security, the fund may look to an interest rate reset or demand feature.
REFUNDING CONTRACTS.    Securities may be purchased     on a
when-issued basis in connection with the refinancing of an issuer's outstanding indebtedness. Refunding contracts require the issuer to
sell and    a purchaser     to buy refunded municipal obligations at a
stated price and yield on a settlement date that may be several months
or several years in the future.    A purchaser     generally will not
be obligated to pay the full purchase price if    the issuer     fails
to perform under a refunding contract. Instead, refunding contracts generally provide for payment of liquidated damages to the issuer
(currently 15-20% of the purchase price).    A purchaser     may
secure its obligations under a refunding contract by depositing collateral or a letter of credit equal to the liquidated damages provisions of the refunding contract. When required by SEC guidelines, a fund will place liquid assets in a segregated custodial account equal in amount to its obligations under refunding contracts. REPURCHASE AGREEMENTS. In a repurchase agreement, a fund purchases a security and simultaneously commits to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security.
   As     protect   ion against     the risk that the original seller
will not fulfill its obligation, the securities are held in a
separate     account at a bank, marked-to-market daily, and maintained
at a value at least equal to the sale price plus the accrued incremental amount. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility that the value of the underlying security will be less than the resale price, as well as delays and costs to a fund in
connection with bankruptcy proceedings),    the     fund    will
    engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by FMR. RESTRICTED SECURITIES generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, a fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a fund might obtain a less favorable price than prevailed when it decided to seek registration of the security. However, in general, the money market fund anticipates holding restricted securities to maturity or selling them in an exempt transaction. REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a
fund sells a    security     to another party, such as a bank or
broker-dealer, in return for cash and agrees to repurchase    that
security     at a   n agreed-upon     price and time. While a reverse
repurchase agreement is outstanding,    a     fund will maintain
appropriate liquid assets in a segregated custodial account to cover
its obligation under the agreement.    The     fund will enter into
reverse repurchase agreements with parties whose creditworthiness has
been    reviewed and     found satisfactory by FMR. Such transactions
may increase fluctuations in the market value    of     fun   d
assets and may be viewed as a form of leverage.
SOURCES OF CREDIT OR LIQUIDITY SUPPORT. FMR may rely on its evaluation of the credit of a bank or other entity in determining whether to purchase a security supported by a letter of credit guarantee, put or demand feature, insurance or other source of credit or liquidity. STANDBY COMMITMENTS are puts that entitle holders to same-day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of
exercise.    A     fund may acquire standby commitments to enhance the
liquidity of portfolio securities.
Ordinarily a fund will not transfer a standby commitment to a third party, although it could sell the underlying municipal security to a third party at any time. A fund may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, the fund would pay a higher price for the securities acquired, thus reducing their yield to maturity.
Issuers or financial intermediaries may obtain letters of credit or other guarantees to support their ability to buy securities on demand. FMR may rely upon its evaluation of a bank's credit in determining
whether to    purchase     an instrument supported by a letter of
credit. In evaluating a foreign bank's credit, FMR will consider whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls, or other governmental restrictions that might affect the bank's ability to honor its credit commitment. Standby commitments are subject to certain risks, including the ability of issuers of standby commitments to pay for securities at the time the commitments are exercised; the fact that standby commitments
are not    generally     marketable   ;     and the possibility that
the maturities of the underlying securities may be different from those of the commitments.
TENDER OPTION BONDS are created by coupling an intermediate- or
long-term, fixed-rate,    municipal     bond (generally held pursuant
to a custodial arrangement) with a tender agreement that gives the holder the option to tender the bond at its face value. As consideration for providing the tender option, the sponsor (usually a bank, broker-dealer, or other financial institution) receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par on the date of such determination. After payment of the tender option fee, a fund effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. In selecting tender option
bonds   ,     FMR will consider the creditworthiness of the issuer of
the underlying bond, the custodian, and the third party provider of the tender option. In certain instances, a sponsor may terminate a tender option if, for example, the issuer of the underlying bond defaults on interest payments.
   VARIABLE AND FLOATING RATE SECURITIES provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate. Some variable or floating rate securities are structured with put features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries.
   In many instances bonds and participation interests have tender options or demand features that permit the holder to tender (or put) the bonds to an institution at periodic intervals and to receive the principal amount thereof. Variable rate instruments structured in this fashion are considered to be essentially equivalent to other variable rate securities. The IRS has not ruled whether the interest on these instruments is tax-exempt. Fixed-rate bonds that are subject to third party puts and participation interests in such bonds held by a bank in trust or otherwise may have similar features.
ZERO COUPON BONDS do not make regular interest payments   ;
i    nstead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do
not pay current income, their prices can be    more     volatile
   than other types of fixed-income securities     when interest rates
change. In calculating    a fund's     dividend, a portion of the
difference between a zero coupon bond's purchase price and its face
value    is considered income    .
SPECIAL CONSIDERATIONS    REGARDING     MICHIGAN
The following only highlights some of Michigan's more significant financial trends and problems, and is based in part on information drawn from official statements and prospectuses relating to securities offerings of the State of Michigan, its agencies and instrumentalities as available on the date of this SAI. FMR has not independently verified any of the information contained in such official statements and other publicly available documents, but is not aware of any fact that would render such information inaccurate.
CONSTITUTIONAL STATE REVENUE LIMITATIONS. In 1978 the Michigan Constitution was amended to limit the amount of total State revenues raised from taxes and other sources. State revenues (excluding federal aid and revenues for payment of principal and interest on general obligation bonds) in any fiscal year are limited to a fixed percentage of State personal income in the prior calendar year or average of the prior three calendar years, whichever is greater. The percentage is fixed by the amendment to equal the ratio of the 1978-79 fiscal year revenues to total 1977 State personal income.
If any fiscal year revenues exceed the revenue limitation by one percent or more, the entire amount of such excess shall be rebated in the following fiscal year's personal income tax or single business tax. Any excess of less than one percent may be transferred to the State's Budget Stabilization Fund.
The State may raise taxes in excess of the limit for emergencies when deemed necessary by the Governor and two-thirds of the members of each house of the Legislature. The foregoing revenue limit does not apply to taxes imposed for the payment of principal of and interest on bonds of the State, if the bonds are approved by voters and authorized by a vote at the request of two-thirds of the members of each House of the Legislature.
The State Constitution provides that the proportion of State spending paid to all units of local government to total State spending may not be reduced below the proportion in effect in the 1978-79 fiscal year. The percentage, originally determined for the base year 1978-79 at 41.61% was recalculated effective with fiscal year 1992-93 reflecting the terms of a legal settlement agreement with Oakland County. As part of the settlement, the State agreed to recalculate the base year determination to ensure a consistent base of expenditures to local units of government. The recalculated base year percentage is 48.97%. If such spending does not meet the required level in a given year, an additional appropriation for local government units is required by the "following fiscal year," which means the year following the determination of the shortfall, according to an opinion issued by the State's Attorney General.
The State Constitution also requires the State to finance any new or expanded activity of local governments mandated by State law. Any expenditures required by this provision would be counted as State spending for local units of government for purposes of determining compliance with the provision cited above.
CONSTITUTIONAL LOCAL TAX LIMITATIONS. Under the Michigan Constitution, the total amount of general ad valorem taxes imposed on taxable property in any year cannot exceed certain millage limitations specified by the Constitution, statute or charter. The Constitution was amended by popular vote in November 1978 (effective December 23,
1978) to prohibit local units of government from levying any tax not authorized by law or charter, or from increasing the rate of an existing tax above the rate authorized by law or charter, at the time the amendments were ratified, without the approval of a majority of the electors of the local unit voting on the question.
Local units of government and local authorities are authorized to issue bonds and other evidences of indebtedness in a variety of situations without the approval of electors, but the ability of the obligor to levy taxes for the payment of such obligations is subject to the foregoing limitations unless the obligations were authorized before December 23, 1978 or approved by the electors.
The 1978 amendments to the Constitution also contain millage reduction provisions. Under such provisions, should the value of taxable property (exclusive of new construction and improvements) increase at a percentage greater than the percentage increase in the Consumer Price Index, the maximum authorized tax rate would be reduced by a factor which would result in the same maximum potential tax revenues to the local taxing unit as if the valuation of taxable property (less new construction and improvements) had grown only at the Consumer Price Index rate instead of at the higher actual growth rate. Thus, if taxable property values rise faster than consumer prices, the maximum authorized tax rate would be reduced accordingly.
MICHIGAN SCHOOL FINANCE AND PROPERTY TAX CHANGES. On August 19, 1993, the Governor of Michigan signed into law Act 145, Public Acts of Michigan, 1993 (Act 145), a measure which would have significantly impacted financing of primary and secondary school operations and which has resulted in additional property tax and school finance reform legislation. Act 145 would have exempted all property in the State of Michigan from millage levied for local and intermediate school districts operating purposes, other than millage levied for community colleges, effectively July 1, 1994. In order to replace local property tax revenues lost as a result of Act 145, the Michigan Legislature, in December 1993, enacted several statutes which address property tax and school finance reform. Education reform legislation not dealing with school finance was also enacted.
The property tax and school finance reform measures included a ballot proposal (Proposal A) which was subject to voter approval and in fact approved on March 15, 1994, and a statutory proposal which would have automatically taken effect if Proposal A had not been approved. Under Proposal A as approved, effective May 1, 1994, the State sales and use tax was increased from 4% to 6%, the State income tax was decreased from 4.6% to 4.4%, the cigarette tax was increased from $.25 to $.75 per pack and an additional tax of 16% of the wholesale price was imposed on certain other tobacco products. A 0.75% real estate transfer tax was effective January 1, 1995. Since the beginning of 1994, a State property tax of 6 mills has been imposed on all real and personal property currently subject to the general property tax. The ability of school districts to levy property taxes for school operating purposes has been partially restored. A school board is authorized, with voter approval, to levy up to the lesser of 18 mills or the number of mills levied in 1993 for school operating purposes, on non-homestead property and non-qualified agricultural property. Proposal A contains additional provisions regarding the ability of local school districts to levy taxes as well as a limit on assessment increases for each parcel of property, beginning in 1995 to the lesser of 5% or the rate of inflation. When property is subsequently sold, its assessed value will revert to the current assessment level of 50% of true cash value. Under Proposal A, much of the additional revenue generated by the new taxes will be dedicated to the State School Aid Fund.
Proposal A contains a system of financing local school operating costs which relies upon a foundation allowance amount which may vary by district based upon historical spending levels. State funding will provide each school district an amount equal to the difference between its foundation allowance and the revenues that would be generated by the levy of certain local property taxes for school operating purposes at specified maximum authorized rates. Under Proposal A, a local school district will also be entitled to levy supplemental property taxes to generate additional revenues if its foundation allowance is less than its historical per pupil expenditures. Proposal A also contains provisions which allow for the levy of a limited number of enhancement mills on regional and local school district bases. Proposal A shifts significant portions of the cost of local school operations from local school districts to the State and raises additional State revenues to fund these additional State expenses. These additional revenues will be included within the State's constitutional revenue limitations and may impact the State's ability to raise additional revenues in the future. See, "Constitutional State Revenue Limitations."
EFFECT OF LIMITATIONS ON ABILITY TO PAY BONDS. The ability of the State of Michigan to pay the principal of and interest on its general obligation bonds may be affected by the limitations described above under "Constitutional State Revenue Limitations:" and "Recent Michigan School Finance and Property Tax Changes." Similarly, the ability of local units of government to levy taxes to pay the principal of and interest on their general obligation bonds is subject to the constitutional, statutory, and charter limitations described above under "Constitutional Local Tax Limitations" and "Recent Michigan School Finance and Property Tax Changes."
In general, revenue bonds issued by the State, by local units of government, or by authorities created by the State or local units of government are payable solely from such specified revenues (other than tax revenues) as are pledged for that purpose, and such authorities generally have no taxing power.
EFFECT OF GENERAL ECONOMIC CONDITIONS IN MICHIGAN. Michigan is an industrialized state, whose economy is dominated by the automobile industry and related industries. It tends to be more vulnerable to economic downturns than the economies of many other states and the nation as a whole. Tourism and agriculture are two other important, but less significant industries in the State, both of which have been affected adversely by prior recessions.
Over the past fifteen years the Michigan unemployment rate typically has been higher than the national rate, however, this was not the case
for 1994, 1995   , 1996,     or as of November 30, 199   7    . The
State's seasonally adjusted November 30, 199   7     unemployment rate
was 4.   0    % compared to the seasonally adjusted national rate of
   4    .   6    %. The table below shows the State and national
unemployment rates published by the Michigan Employment Security Commission and the U.S. Bureau of Labor Statistics, respectively, for the years indicated.
Period        Michigan       United States

1984           11.2%         7.4%

1985           9.9%          7.1%

1986           8.8%          6.9%

1987           8.2%          6.1%

1988           7.6%          5.5%

1989           7.1%          5.3%

1990           7.5%          5.5%

1991           9.2%          6.7%

1992           8.8%          7.4%

1993           7.0%          6.8%

1994           5.9%          6.1%

1995           5.4%          5.6%

1996           4.7%          5.4%

   1997           4.0%          4.6%

Although most of the bonds in the Michigan fund are expected to be obligations of local units of government or local authorities in the State, rather than general obligations of the State itself, there can be no assurance that the same factors that adversely affect the economy of the State generally will not also affect adversely the market value or marketability of obligations issued by local units of government or local authorities in the State or the ability of the obligors to pay the principal of or interest on such obligations. STATE LITIGATION. A significant number of lawsuits, involving substantial dollars, have been filed against the State and are pending. These include tax refund claims, including claims for Single Business Taxes, condemnation actions, claims relating to funding for
county courts, and other types of actions. In particular,    in an
order dated June 10, 1997 and a decision rendered July 31, 1997, the Michigan Supreme Court decided, in the consolidated cases of DURANT V. STATE OF MICHIGAN and SCHMIDT V. STATE OF MICHIGAN, that the special education, special education transportation, bilingual education, driver training and school lunch programs provided by local school districts are state mandated programs within the meaning of Michigan Const. art 9, Section 29 (part of the so-called Headlee Amendment) and, therefore, the state is obligated to fund these programs at levels established by the Headlee Amendment. In fashioning a remedy in this case of first impression under the Headlee Amendment, the Court concluded that, in future cases, the correct remedy will typically be limited to a declaratory judgment. However, due to the protracted nature of the DURANT and SCHMIDT litigation, the Court ruled that money damages, without interest, shall be paid to the 84 plaintiff school districts for the full amount of the underfunding for the state mandated programs during the 1991-1992, 1992-1993, and 1993-1994 school years. On November 19, 1997, the Governor signed legislation providing $212 million to the 84 plaintiff school districts to cover the underfunding for those three years. The $212 million will be paid to the plaintiff school districts in April, 1998 from the State's Budget Stabilization Fund. The board of education of each plaintiff school district is to determine the appropriate distribution of the award between taxpayer relief and/or use by the district for other public purposes. The Court has affirmed the award to plaintiffs of their costs including attorney fees. Approximately 400 other school districts have asserted similar claims. In companion legislation signed by the Governor on November 19, 1997, the State will pay each "non-DURANT" school district for its underfunded state mandated program costs for those same three years, if the district agrees, by March 2, 1998, to waive any claim against the State of the same nature made by the 84 DURANT plaintiff's through September 30, 1997. It is estimated that the aggregate payments to the "non-DURANT" school districts will, over time, total $632 million. Those payments, commencing in fiscal year 1998-1999, will be paid out of the Budget Stabilization Fund and the General Fund, half in annual payments over 10 years and half in annual payments over 15 years.
SPECIAL CONSIDERATIONS    REGARDING     PUERTO RICO
The following highlights some of the more significant financial trends and problems affecting the Commonwealth of Puerto Rico (the Commonwealth or Puerto Rico), and is based on information drawn from official statements and prospectuses relating to the securities offerings of Puerto Rico, its agencies and instrumentalities, as available on the date of this SAI. FMR has not independently verified any of the information contained in such official statements, prospectuses, and other publicly available documents, but is not aware of any fact which would render such information materially inaccurate. The economy of Puerto Rico is closely linked to that of the United States. In fiscal 1995, trade with the United States accounted for approximately 89% of Puerto Rico's exports and approximately 65% of its imports. In this regard, in fiscal 1995 Puerto Rico experienced a $4.6 billion positive adjusted merchandise trade balance.
Since fiscal 1985, personal income, both aggregate and per capita, has increased consistently each fiscal year. In fiscal 1995, aggregate personal income was $27.0 billion ($26.2 billion in 1992 prices) and personal per capita income was $7,296 ($7,074 in 1992 prices). Gross domestic product in fiscal 1992 was $23.7 billion and gross product in fiscal 1996 was $30.2 billion; ($26.7 billion in 1992 prices). This represents an increase in gross product of 27.5% from fiscal 1992 to 1996 (12.7% in 1992 prices). For fiscal 1997, an increase in gross domestic product of 2.7% over fiscal 1996 is forecasted. However, actual growth in the Puerto Rico economy will depend on several factors including the condition of the U.S. economy, the exchange value of the U.S. dollar, the price stability of oil imports, any increase or decrease in the number of visitors to the island, the level of exports, the level of federal transfers, and the cost of borrowing.
Puerto Rico's economy continued to expand throughout the five-year period from fiscal 1992 through fiscal 1996. Almost every sector of the economy participated, and record levels of employment were achieved. Factors behind the continued expansion included government-sponsored economic development programs, periodic declines in the exchange value of the U.S. dollar, the level of federal transfers, and the relatively low cost of borrowing funds during the period.
Puerto Rico has made marked improvements in fighting unemployment. Unemployment is at a low level compared to that of the late 1970s, but it still remains significantly above the U.S. average and has been increasing in recent years. Despite long-term improvements, the unemployment rate rose from 16.5% to 16.8% from fiscal 1992 to fiscal 1993. However, by the end of fiscal 1994, the unemployment rate dropped to 15.9% and as of the end of fiscal 1996, stands at 13.8%. Despite this downturn, there is a possibility that the unemployment rate will increase.
Manufacturing is the largest sector in the economy accounting for $17.7 billion or 41.8% of gross domestic product in fiscal 1995. Manufacturing has experienced a basic change over the years as a result of the influx of higher wage, high technology industries such as the pharmaceutical industry, electronics, computers, microprocessors, scientific instruments and high technology machinery. The service sector, which includes finance, insurance, real estate, wholesale and retail trade, hotels and related services and other services, ranks second in its contribution to gross domestic product and is the sector that employs the greatest number of people. In fiscal 1995, the service sector generated $15.9 billion in gross domestic product or 37.5% of the total. Employment in this sector grew from 449,000 in fiscal 1992 to 527,000 in fiscal 1996, a cumulative increase of 17.6%, which increase was greater than the 11.8% cumulative growths in employment over the same period, providing 46.7% of total employment. The government sector of the Commonwealth plays an important role in the economy of the island. In fiscal year 1995, the government accounted for $4.5 billion or 10.6% of Puerto Rico's gross domestic product and provided 21.7% of the total employment. Tourism also contributes significantly to the island economy, accounting for $1.8 billion of gross domestic product in fiscal 1995. The present administration has developed and is implementing a new economic development program which is based on the premise that the private sector should provide the primary impetus for economic development and growth. This new program, which is referred to as the New Economic Model, promotes changing the role of the government from one of being a provider of most basic services to that of a facilitator for private sector initiatives and encourages private sector investment by reducing government-imposed regulatory restraints.
The New Economic Model contemplates the development of initiatives that will foster private investment in, and private management of, sectors that are served more efficiently and effectively by the private enterprise. One of these initiatives has been the adoption of a new tax code intended to expand the tax base, reduce top personal and corporate tax rates, and simplify the tax system.
The New Economic Model also seeks to identify and promote areas in which Puerto Rico can compete more effectively in the global markets. Tourism has been identified as one such area because of its potential for job creation and contribution to the gross product. In 1993, a new Tourism Incentives Act and a Tourism Development Fund were implemented in order to provide special tax incentives and financing for the development of new hotel projects and the tourism industry. As a result of these initiatives, new hotels have been constructed or are under construction which have increased the number of hotel rooms on the island from 8,415 in fiscal 1992 to 10,345 in fiscal 1996 and to 12,250 by the end of fiscal 1997.
The New Economic Model also seeks to reduce the size of the government's direct contribution to gross domestic product. As part of this goal, the government has transferred certain governmental operations and sold a number of its assets to private parties. Among these are: (i) the sale of the assets of the Puerto Rico Maritime Authority; (ii) the execution of a five-year management agreement for the operation and management of the Aqueducts and Sewer Authority by a private company; (iii) the execution by the Aqueducts and Sewer Authority of a construction and operating agreement with a private consortium for the design, construction, and operation of an approximately 75 million gallon per day water pipeline to the San Juan metropolitan area from the Dos Bocas reservoir in Utuado; and (iv) the execution by the Electric Power Authority of power purchase contracts with private power producers under which two cogeneration plants (with a total capacity of 800 megawatts) will be constructed.
As part of the government's program to facilitate the provision of private health services, in 1994 a new health insurance program was started in the Fajardo region to provide qualifying Puerto Rico residents with comprehensive health insurance coverage. In conjunction with this program certain public health facilities are being privatized. The administration's goal is to provide universal health insurance for such qualifying residents. The total cost of this program will depend on the number of municipalities included and the total number of participants. As of June 30, 1996, over 760,000 persons were participating in the program at an annual cost to the Commonwealth of approximately $296 million.
One of the factors assisting the development of the manufacturing sector in Puerto Rico has been the federal and Commonwealth tax incentives available, most notably section 936 of the Internal Revenue Code of 1986, as amended ("Section 936") and the Commonwealth's Industrial Incentives Program. The Industrial Incentives Program, through the 1987 Industrial Incentives Act, grants corporations engaged in certain qualified activities a fixed 90% exemption from Commonwealth income and property taxes and a 60% exemption from municipal license taxes during a 10, 15, 20, or 25 year period depending on location.
For many years, U.S. companies operating in Puerto Rico enjoyed a special tax credit that was available under Section 936 of the Code. Originally, the credit provided an effective 100% federal tax exemption for operating and qualifying investment income from Puerto Rico sources. Amendments to Section 936 made in 1993 (the "1993 Amendments") instituted two alternative methods for calculating the tax credit and limited the amount of the credit that a qualifying company could claim. These limitations are based on a percentage of qualifying income (the "percentage of income limitation") and on qualifying expenditures on wages and other wage related benefits (the "economic activity limitation" or "wage credit limitation"). As a result of amendments incorporated in the Small Business Job Protection Act of 1996 enacted by the U.S. Congress and signed into law by President Clinton on August 20, 1996 (the "1996 Amendments"), the tax credit is now being phased out over a ten-year period for existing claimants and is no longer available for corporations that establish operations in Puerto Rico after October 13, 1995 (including existing
Section 936 Corporations (as defined below) to the extent substantially new operations are established in Puerto Rico). The 1996 Amendments also moved the credit based on the economic activity limitation to Section 30A of the Code and phased it out over 10 years. In addition, the 1996 Amendments eliminated the credit previously available for income derived from certain qualified investments in Puerto Rico. The Section 30A Credit and the remaining Section 936 credit are discussed below.
SECTION 30A. The 1996 Amendments added a new Section 30A to the Code.
Section 30A permits a "qualifying domestic corporation" ("QDC") that meets certain gross income tests (which are similar to the 80% and 75% gross income tests of Section 936 of the Code discussed below) to claim a credit (the "Section 30A Credit") against the federal income tax imposed on taxable income derived from sources outside the United States from the active conduct of a trade or business in Puerto Rico or from the sale of substantially all the assets used in such business ("possession income").
A QDC is a U.S. corporation which (i) was actively conducting a trade or business in Puerto Rico on October 13, 1995, (ii) had a Section 936 election in effect for its taxable year that included October 13, 1995, (iii) does not have in effect an election to use the percentage limitation of Section 936(a)(4)(B) of the Code, and (iv) does not add a "substantial new line of business."
The Section 30A Credit is limited to the sum of (i) 60% of qualified possession wages as defined in the Code, which includes wages up to 85% of the maximum earnings subject to the OASDI portion of Social Security taxes plus an allowance for fringe benefits of 15% of qualified possession wages, (ii) a specified percentage of depreciation deductions ranging between 15% and 65%, based on the class life of tangible property, and (iii) a portion of Puerto Rico income taxes paid by the QDC, up to a 9% effective tax rate (but only if the QDC does not elect the profit-split method for allocating income from intangible property).
A QDC electing Section 30A of the Code may compute the amount of its active business income, eligible for the Section 30A Credit, by using either the cost sharing formula, the profit-split formula, or the cost-plus formula, under the same rules and guidelines prescribed for such formulas as provided under Section 936 (see discussion below). To be eligible for the first two formulas, the QDC must have a significant presence in Puerto Rico.
In the case of taxable years beginning after December 31, 2001, the amount of possession income that would qualify for the Section 30A Credit would be subject to a cap based on the QDC's possession income for an average adjusted base period ending before October 14, 1995.
Section 30A applies only to taxable years beginning after December 31, 1995 and before January 1, 2006.
SECTION 936. Under Section 936 of the Code, as amended by the 1996 Amendments, and as an alternative to the Section 30A Credit, U.S. corporations that meet certain requirements and elect its application ("Section 936 Corporations") are entitled to credit against their U.S. corporate income tax, the portion of such tax attributable to income derived from the active conduct of a trade or business within Puerto Rico ("active business income") and from the sale or exchange of substantially all assets used in the active conduct of such trade or business. To qualify under Section 936 in any given taxable year, a corporation must derive for the three-year period immediately preceding the end of such taxable year, (i) 80% or more of its gross income from sources within Puerto Rico, and (ii) 75% or more of its gross income from the active conduct of a trade or business in Puerto Rico.
Under Section 936, a Section 936 Corporation may elect to compute its active business income, eligible for the Section 936 credit, under one of three formulas: (A) a cost-sharing formula, whereby it is allowed to claim all profits attributable to manufacturing intangibles, and other functions carried out in Puerto Rico, provided it contributes to the research and development expenses of its affiliated group or pays certain royalties; (B) a profit-split formula, whereby it is allowed to claim 50% of the net income of its affiliated group from the sale of products manufactured in Puerto Rico; or (C) a cost-plus formula, whereby it is allowed to claim a reasonable profit on the manufacturing costs incurred in Puerto Rico. To be eligible for the first two formulas, the Section 936 Corporation must have a significant business presence in Puerto Rico for purposes of the
Section 936 rules.
As a result of the 1993 Amendments and the 1996 Amendments, the
Section 936 credit is only available to companies that elect the percentage of income limitation and is limited in amount to 40% of the credit allowable prior to the 1993 Amendments, subject to a five-year phase-in period from 1994 to 1998 during which period the percentage of the allowable credit is reduced from 60% to 40%.
In the case of taxable years beginning on or after 1998, the possession income subject to the Section 936 credit will be subject to a cap based on the Section 936 Corporation's possession income for an average adjusted base period ending on October 14, 1995. The Section 936 credit is eliminated for taxable years beginning in 2006.
OUTLOOK. It is not possible at this time to determine the long-term effect on the Puerto Rico economy of the enactment of the 1996 Amendments to Section 936. The Government of Puerto Rico does not believe there will be short-term or medium-term material adverse effects on Puerto Rico's economy as a result of the enactment of the 1996 Amendments. The Government of Puerto Rico further believes that during the phase-out period sufficient time exists to implement additional incentive programs to safeguard Puerto Rico's competitive position. Additionally, the Governor intends to propose a new federal incentive program similar to what is now provided under Section 30A. Such program would provide U.S. companies a tax credit based on qualifying wages paid, other wage related expenses such as fringe benefits, depreciation expenses for certain tangible assets, and research and development expenses, and would restore the credit granted to passive income under Section 936 prior to its repeal by the 1996 Amendments. Under the Governor's proposal, the credit granted to qualifying companies would continue in effect until Puerto Rico shows, among other things, substantial economic improvements in terms of certain economic parameters.
PORTFOLIO TRANSACTIONS
All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by FMR pursuant to authority contained in the fund's management contract. In the case of the money market fund, FMR has granted investment management authority to the sub-adviser (see the section entitled "Management Contracts"), and the sub-adviser is authorized to place orders for the purchase and sale of portfolio securities, and will do so in accordance with the policies described below. FMR is also responsible for the placement of transaction orders for other investment companies and accounts for which it or its affiliates act as investment adviser. Securities purchased and sold by the money market fund generally will be traded on a net basis (i.e., without commission). In selecting broker-dealers, subject to applicable limitations of the federal securities laws, FMR considers various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; and the reasonableness of any commissions.
The funds may execute portfolio transactions with broker-dealers who provide research and execution services to the funds or other accounts over which FMR or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities; and the availability of securities or the purchasers or sellers of securities. In addition, such broker-dealers may furnish analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; effect securities transactions, and perform functions incidental thereto (such as clearance and settlement). FMR maintains a listing of broker-dealers who provide such services on a regular basis. However, as many transactions on behalf of the money market fund are placed with broker-dealers (including broker-dealers on the list) without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such broker-dealers solely because such services were provided. The selection of such broker-dealers generally is made by FMR (to the extent possible consistent with execution considerations) based upon the quality of research and execution services provided.
The receipt of research from broker-dealers that execute transactions on behalf of the funds may be useful to FMR in rendering investment management services to the funds or its other clients, and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other FMR clients may be useful to FMR in carrying out its obligations to the funds. The receipt of such research has not reduced FMR's normal independent research activities; however, it enables FMR to avoid the additional expenses that could be incurred if FMR tried to develop comparable information through its own efforts. Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause each fund to pay such higher commissions, FMR must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or FMR's overall responsibilities to the funds and its other clients. In reaching this determination, FMR will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what portion of the compensation should be related to those services.
FMR is authorized to use research services provided by and to place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the funds, or shares of other Fidelity funds to the extent permitted by law. FMR may use research services provided by and place agency transactions with National Financial Services Corporation (NFSC), an indirect subsidiary of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services.
Section 11(a) of the Securities Exchange Act of 1934 prohibits members of national securities exchanges from executing exchange transactions for accounts which they or their affiliates manage, unless certain requirements are satisfied. Pursuant to such requirements, the Board of Trustees has authorized NFSC to execute portfolio transactions on national securities exchanges in accordance with approved procedures and applicable SEC rules.
Each fund's Trustees periodically review FMR's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the funds and review the commissions paid by each fund over representative periods of time to determine if they are reasonable in relation to the benefits to the fund.
For the fiscal periods ended December 31, 1997 and 1996, the portfolio
turnover rates were    16    % and    29    %, respectively for
Spartan Michigan Municipal Income.
For the fiscal years ended December 1997, 1996, and 1995,    the
funds     paid no brokerage commissions   .
During the fiscal year ended December 1997, the funds paid no fees to brokerage firms that provided research services.
From time to time the Trustees will review whether the recapture for the benefit of the funds of some portion of the brokerage commissions or similar fees paid by the funds on portfolio transactions is legally permissible and advisable. Each fund seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for each fund to seek such recapture.
Although the Trustees and officers of each fund are substantially the same as those of other funds managed by FMR, investment decisions for each fund are made independently from those of other funds managed by FMR or accounts managed by FMR affiliates. It sometimes happens that the same security is held in the portfolio of more than one of these funds or accounts. Simultaneous transactions are inevitable when several funds and accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or account.
When two or more funds are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable for each fund. In some cases this system could have a detrimental effect on the price or value of the security as far as each fund is concerned. In other cases, however, the ability of the funds to participate in volume transactions will produce better executions and prices for the funds. It is the current opinion of the Trustees that the desirability of retaining FMR as investment adviser to each fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.
VALUATION
For the money market fund, FSC normally determines the fund's net asset value per share (NAV) as of the close of the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time). For the bond fund, FSC normally determines the fund's NAV as of the close of the NYSE (normally 4:00 p.m. Eastern time). The valuation of portfolio securities is determined as of this time for the purpose of computing each fund's NAV.
TAX-FREE BOND FUND. Portfolio securities are valued by various methods. If quotations are not available, fixed-income securities are usually valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Use of pricing services has been approved by the Board of Trustees. A number of pricing services are available, and the fund may use various pricing services or discontinue the use of any pricing service. Futures contracts and options are valued on the basis of market quotations, if available.
Securities and other assets for which there is no readily available market value are valued in good faith by a committee appointed by the Board of Trustees. The procedures set forth above need not be used to determine the value of the securities owned by the fund if, in the opinion of a committee appointed by the Board of Trustees, some other method would more accurately reflect the fair market value of such securities.
MONEY MARKET FUND. Portfolio securities and other assets are valued on the basis of amortized cost. This technique involves initially valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its current market value. The amortized cost value of an instrument may be higher or lower than the price the fund would receive if it sold the instrument.
Securities of other open-end investment companies are valued at their respective NAVs.
During periods of declining interest rates, the fund's yield based on amortized cost valuation may be higher than would result if the fund used market valuations to determine its NAV. The converse would apply during periods of rising interest rates.
Valuing the fund's investments on the basis of amortized cost and use of the term "money market fund" are permitted pursuant to Rule 2a-7 under the 1940 Act. The fund must adhere to certain conditions under Rule 2a-7, as summarized in the section entitled "Quality and
Maturity" on page        .
The Board of Trustees oversees FMR's adherence to the provisions of Rule 2a-7 and has established procedures designed to stabilize the fund's NAV at $1.00. At such intervals as they deem appropriate, the Trustees consider the extent to which NAV calculated by using market valuations would deviate from $1.00 per share. If the Trustees believe that a deviation from the fund's amortized cost per share may result in material dilution or other unfair results to shareholders, the Trustees have agreed to take such corrective action, if any, as they deem appropriate to eliminate or reduce, to the extent reasonably practicable, the dilution or unfair results. Such corrective action could include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind; establishing NAV by using available market quotations; and such other measures as the Trustees may deem appropriate.
PERFORMANCE
The funds may quote performance in various ways. All performance information supplied by the funds in advertising is historical and is not intended to indicate future returns. A bond fund's share price, and each fund's yield and total return fluctuate in response to market conditions and other factors, and the value of a bond fund's shares when redeemed may be more or less than their original cost.
YIELD CALCULATIONS. To compute the money market fund's yield for a period, the net change in value of a hypothetical account containing one share reflects the value of additional shares purchased with dividends from the one original share and dividends declared on both the original share and any additional shares. The net change is then divided by the value of the account at the beginning of the period to obtain a base period return. This base period return is annualized to obtain a current annualized yield. The money market fund also may calculate a compound effective yield by compounding the base period return over a one-year period. In addition to the current yield, the money market fund may quote yields in advertising based on any historical seven-day period. Yields for the money market fund are calculated on the same basis as other money market funds, as required by regulation.
For the bond fund, yields are computed by dividing the fund's interest income for a given 30-day or one-month period, net of expenses, by the average number of shares entitled to receive dividends during the period, dividing this figure by the fund's net asset value per share
(NAV) at the end of the period, and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of the bond fund's yield quotations in accordance with standardized methods applicable to all stock and bond funds. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation.
Income calculated for the purposes of determining the bond fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding of income assumed in yield calculations, the bond fund's yield may not equal its distribution rate, the income paid to your account, or the income reported in the fund's financial statements. Yield information may be useful in reviewing a fund's performance and in providing a basis for comparison with other investment alternatives. However, each fund's yield fluctuates, unlike investments that pay a fixed interest rate over a stated period of time. When comparing investment alternatives, investors should also note the quality and maturity of the portfolio securities of respective investment companies they have chosen to consider. Investors should recognize that in periods of declining interest rates a fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the fund's holdings, thereby reducing the fund's current yield. In periods of rising interest rates, the opposite can be expected to occur.
A fund's tax-equivalent yield is the rate an investor would have to earn from a fully taxable investment before taxes to equal the fund's tax-free yield. Tax-equivalent yields are calculated by dividing a fund's yield by the result of one minus a stated combined federal and state income tax rate. If only a portion of a fund's yield is tax-exempt, only that portion is adjusted in the calculation.
The following tables show the effect of a shareholder's tax status on effective yield under federal and state income tax laws for 1998. The second table shows the approximate yield a taxable security must provide at various income brackets to produce after-tax yields equivalent to those of hypothetical tax-exempt obligations yielding from 3% to 7%. Of course, no assurance can be given that a fund will achieve any specific tax-exempt yield. While the funds invest principally in obligations whose interest is exempt from federal and state income tax, other income received by the funds may be taxable. The tables do not take into account local taxes, if any, payable on fund distributions.
Use the first table to find your approximate effective tax bracket taking into account federal and state taxes for 1998.
1998 TAX RATES

Taxable Income*                              Federal         Michigan State   Combined
                                             Marginal Rate   Marginal Rate    Federal and State
                                                                              Effective Rate**

Single Return           Joint Return



$ 0 -              $ 23,350          $ 0 -               $ 42,350           15.00%           4.4%           18.74%

    25,351 -           61,400            42,351 -            102,300           28.00%           4.4%           31.17%

    61,401 -           128,100           102,301 -           155,950           31.00%           4.4%           34.04%

    128,101 -          278,450           155,951 -           278,450           36.00%           4.4%           38.82%

 278,451 -         + Above            278,451 -          + Above            39.60%           4.4%           42.26%


* Net amount subject to federal income tax after deductions and exemptions. Assumes ordinary income only.
** Excludes the impact of the phaseout of personal exemptions, limitations on itemized deductions, and other credits, exclusions, and adjustments which may increase a taxpayer's marginal tax rate. An increase in a shareholder's marginal tax rate would increase that shareholder's tax-equivalent yield.
Having determined your effective tax bracket, use the following table to determine the tax-equivalent yield for a given tax-free yield.

   If your combined federal and state effective tax rate in 1998 is:



              18.74%           31.17%           34.04%           38.82%           42.26%



   To match these           Your taxable investment would have to earn the following yield:
   tax-free yields:



    3%           3.69%           4.36%            4.55%            4.90%            5.20%

    4%           4.92%           5.81%            6.06%            6.54%            6.93%

    5%           6.15%           7.26%            7.58%            8.17%            8.66%

    6%           7.38%           8.72%            9.10%            9.81%            10.39%

    7%           8.61%           10.17%           10.61%           11.44%           12.12%


Each fund may invest a portion of its assets in obligations that are subject to state or federal income taxes. When a fund invests in these obligations, its tax-equivalent yield will be lower. In the table above, the tax-equivalent yields are calculated assuming investments are 100% federally and state tax-free.
TOTAL RETURN CALCULATIONS. Total returns quoted in advertising reflect all aspects of a fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the fund's NAV over a stated period. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative total return of 100% over ten years would produce an average annual total return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that a fund's performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of the fund.
In addition to average annual total returns, a fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted on a before-tax or after-tax basis. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration.
NET ASSET VALUE. Charts and graphs using a fund's net asset values, adjusted net asset values, and benchmark indices may be used to exhibit performance. An adjusted NAV includes any distributions paid by a fund and reflects all elements of its return. Unless otherwise indicated, a fund's adjusted NAVs are not adjusted for sales charges, if any.
HISTORICAL FUND RESULTS. The following tables show the money market fund's 7-day yields, the bond fund's 30-day yields, each fund's tax-equivalent yield and total returns for periods ended December 31, 1997.
The tax-equivalent yield is based on a combined effective federal and
state income tax rate of    38.82    % and reflects that, as of
December 31, 1997, none of the funds' income was subject to state taxes. Note that each fund may invest in securities whose income is subject to the federal alternative minimum tax.

                  Average Annual Total Returns               Cumulative Total Returns



                   Seven-Day   Tax-         One      Five     Life of   One      Five      Life of
                   Yield       Equivalent   Year     Years    Fund*     Year     Years     Fund*
                               Yield



Fidelity MI         3.46%       5.66%        3.18%    2.79%    3.35%     3.18%    14.77%    30.05%
Municipal Money
Market



                  Average Annual Total Returns               Cumulative Total Returns


      Thirty-Day   Tax-         One    Five    Ten     One    Five    Ten
      Yield        Equivalent   Year   Years   Years   Year   Years   Years
                   Yield




Spartan MI          4.30%    7.03%    9.02%    6.49%    8.21%    9.02%    36.95%    120.12%
Municipal Income


* From January 12, 1990 (commencement of operations).
Note: If FMR had not reimbursed certain fund expenses during these periods, the bond fund's total returns would have been lower.
The following tables show the income and capital elements of each fund's cumulative total return. The tables compare each fund's return to the record of the Standard & Poor's 500 Index (S&P 500), the Dow Jones Industrial Average (DJIA), and the cost of living, as measured by the Consumer Price Index (CPI), over the same period. The CPI information is as of the month-end closest to the initial investment date for each fund. The S&P 500 and DJIA comparisons are provided to show how each fund's total return compared to the record of a broad unmanaged index of common stocks and a narrower set of stocks of major industrial companies, respectively, over the same period. Because each fund invests in fixed-income securities, common stocks represent a different type of investment from the funds. Common stocks generally offer greater growth potential than the funds, but generally experience greater price volatility, which means greater potential for loss. In addition, common stocks generally provide lower income than fixed-income investments such as the funds. The S&P 500 and DJIA returns are based on the prices of unmanaged groups of stocks and, unlike each fund's returns, do not include the effect of brokerage commissions or other costs of investing.
The following tables show the growth in value of a hypothetical $10,000 investment in each fund during the 10-year period ended December 31, 1997, or life of fund, as applicable, assuming all distributions were reinvested. The figures below reflect the fluctuating interest rates and bond prices of the specified periods and should not be considered representative of the dividend income or capital gain or loss that could be realized from an investment in a fund today. Tax consequences of different investments have not been factored into the figures below.
During the period from January 12, 1990 (commencement of operations) to December 31, 1997, a hypothetical $10,000 investment in Michigan
Municipal Money Market would have grown to $   13,005    .

FIDELITY MICHIGAN MUNICIPAL MONEY MARKET FUND                           INDICES



Period   Value of   Value of        Value of        Total             S&P 500           DJIA              Cost of
Ended    Initial    Reinvested      Reinvested      Value                                                 Living**
         $10,000    Dividend        Capital Gain
         Investment Distributions   Distributions







1997     $ 10,000   $    3,005      $    0          $    13,005       $    34,695       $    35,667       $    12,791

1996     $ 10,000   $ 2,605         $ 0             $ 12,605          $ 26,016          $ 28,566          $ 12,577

1995     $ 10,000   $ 2,238         $ 0             $ 12,238          $ 21,158          $ 22,195          $ 12,173

1994     $ 10,000   $ 1,839         $ 0             $ 11,839          $ 15,379          $ 16,234          $ 11,872

1993     $ 10,000   $ 1,557         $ 0             $ 11,557          $ 15,179          $ 15,465          $ 11,562

1992     $ 10,000   $ 1,332         $ 0             $ 11,332          $ 13,789          $ 13,219          $ 11,253

1991     $ 10,000   $ 1,038         $ 0             $ 11,038          $ 12,810          $ 12,320          $ 10,936

1990     $ 10,000   $ 566           $ 0             $ 10,566          $ 9,817           $ 9,908           $ 10,611


** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in Fidelity Michigan Municipal Money Market on January 12, 1990, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to
$   13,005    . If distributions had not been reinvested, the amount
of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to
$   2,632     for dividends. The fund did not distribute any capital
gains during the period.
During the 10-year period ended December 31, 1997, a hypothetical $10,000 investment in Spartan Michigan Municipal Income would have
grown to $   22,012    .

SPARTAN MICHIGAN MUNICIPAL INCOME FUND                           INDICES



Year    Value of   Value of         Value of        Total             S&P 500           DJIA              Cost of
Ended   Initial    Reinvested       Reinvested      Value                                                 Living
        $10,000    Dividend         Capital Gain
        Investment Distributions    Distributions







1997   $    11,346   $ 9,865       $    801           $ 22,012       $    52,577       $    54,688       $    13,977

1996   $    11,024   $ 8,552       $    615           $ 20,191       $    39,424       $    43,801       $    13,744

1995   $    11,278   $ 7,628       $    625           $ 19,531       $    32,063       $    34,032       $    13,302

1994   $    10,322   $ 6,029       $    572           $ 16,923       $    23,305       $    24,891       $    12,972

1993   $    12,039   $ 5,879       $    378           $ 18,296       $    23,002       $    23,712       $    12,634

1992   $    11,424   $ 4,622       $    27            $ 16,073       $    20,896       $    20,268       $    12,296

1991   $    11,132   $ 3,542       $    0             $ 14,674       $    19,412       $    18,890       $    11,950

1990   $    10,624   $ 2,473       $    0             $ 13,097       $    14,877       $    15,192       $    11,594

1989   $    10,829   $ 1,627       $    0             $ 12,456       $    15,356       $    15,274       $    10,927

1988   $    10,527   $ 774         $    0             $ 11,301       $    11,661       $    11,592       $    10,442


Explanatory Notes: With an initial investment of $10,000 in Spartan Michigan Municipal Income on January 1, 1988, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at
the time they were reinvested) amounted to $   20,356    . If
distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash
payments for the period would have amounted to $   6,786     for
dividends and $   509     for capital gain distributions.
PERFORMANCE COMPARISONS. A fund's performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Analytical Services, Inc. (Lipper), an independent service located in Summit, New Jersey that monitors the performance of mutual funds. Generally, Lipper rankings are based on total return, assume reinvestment of distributions, do not take sales charges or trading fees into consideration, and are prepared without regard to tax consequences. Lipper may also rank funds based on yield. In addition to the mutual fund rankings, a fund's performance may be compared to stock, bond, and money market mutual fund performance indices prepared by Lipper or other organizations. When comparing these indices, it is important to remember the risk and return characteristics of each type of investment. For example, while stock mutual funds may offer higher potential returns, they also carry the highest degree of share price volatility. Likewise, money market funds may offer greater stability of principal, but generally do not offer the higher potential returns available from stock mutual funds.
From time to time, a fund's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, the fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Fidelity funds to one another in appropriate categories over specific periods of time may also be quoted in advertising.
A fund's performance may also be compared to that of a benchmark index representing the universe of securities in which the fund may invest. The total return of a benchmark index reflects reinvestment of all dividends and capital gains paid by securities included in the index. Unlike a fund's returns, however, the index returns do not reflect brokerage commissions, transaction fees, or other costs of investing directly in the securities included in the index.
   Spartan Michigan Municipal Income     may compare to the Lehman
Brothers Municipal Bond Index, a total return performance benchmark for investment-grade municipal bonds with maturities of at least one year. In addition, Spartan Michigan Municipal Income may compare its performance to that of the Lehman Brothers Michigan Municipal Bond Index, a total return performance benchmark for Michigan investment-grade municipal bonds with maturities of at least one year. Issues included in the index have been issued after December 31, 1990 and have an outstanding par value of at least $50 million. Subsequent to December 31, 1995, zero coupon bonds and issues subject to the alternative minimum tax are included in the index.
A fund may be compared in advertising to Certificates of Deposit (CDs) or other investments issued by banks or other depository institutions. Mutual funds differ from bank investments in several respects. For example, a fund may offer greater liquidity or higher potential returns than CDs, a fund does not guarantee your principal or your return, and fund shares are not FDIC insured.
Fidelity may provide information designed to help individuals understand their investment goals and explore various financial strategies. Such information may include information about current economic, market, and political conditions; materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; questionnaires designed to help create a personal financial profile; worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return; and action plans offering investment alternatives. Materials may also include discussions of Fidelity's asset allocation funds and other Fidelity funds, products, and services.
Ibbotson Associates of Chicago, Illinois (Ibbotson) provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices. Fidelity funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the funds. Ibbotson calculates total returns in the same method as the funds. The funds may also compare performance to that of other compilations or indices that may be developed and made available in the future.
A money market fund may compare its performance or the performance of securities in which it may invest to averages published by IBC Financial Data, Inc. of Ashland, Massachusetts. These averages assume reinvestment of distributions. IBC's MONEY FUND REPORT AVERAGES(trademark)/All Tax-Free, which is reported in IBC's MONEY
FUND REPORT(trademark), covers over    435     tax-free money market
funds.
A fund may compare and contrast in advertising the relative advantages of investing in a mutual fund versus an individual municipal bond. Unlike tax-free mutual funds, individual municipal bonds offer a stated rate of interest and, if held to maturity, repayment of principal. Although some individual municipal bonds might offer a higher return, they do not offer the reduced risk of a mutual fund that invests in many different securities. The initial investment requirements and sales charges of many tax-free mutual funds are lower than the purchase cost of individual municipal bonds, which are generally issued in $5,000 denominations and are subject to direct brokerage costs.
In advertising materials, Fidelity may reference or discuss its products and services, which may include other Fidelity funds; retirement investing; brokerage products and services; model portfolios or allocations; saving for college or other goals; charitable giving; and the Fidelity credit card. In addition, Fidelity may quote or reprint financial or business publications and periodicals as they relate to current economic and political conditions, fund management, portfolio composition, investment philosophy, investment techniques, the desirability of owning a particular mutual fund, and Fidelity services and products. Fidelity may also reprint, and use as advertising and sales literature, articles from Fidelity Focus(Registered trademark), a quarterly magazine provided free of charge to Fidelity fund shareholders.
A fund may present its fund number, Quotron(trademark) number, and CUSIP number, and discuss or quote its current portfolio manager. VOLATILITY. A bond fund may quote various measures of volatility and benchmark correlation in advertising. In addition, the fund may compare these measures to those of other funds. Measures of volatility seek to compare the fund's historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data. In advertising, a fund may also discuss or illustrate examples of interest rate sensitivity.
MOMENTUM INDICATORS indicate a bond fund's price movements over specific periods of time. Each point on the momentum indicator represents the fund's percentage change in price movements over that period.
A bond fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.
As of December 31, 1997, FMR advised over $   30     billion in
tax-free fund assets, $   99     billion in money market fund assets,
$   395     billion in equity fund assets, $   71     billion in
international fund assets, and $   24     billion in Spartan fund
assets. The funds may reference the growth and variety of money market mutual funds and the adviser's innovation and participation in the industry. The equity funds under management figure represents the largest amount of equity fund assets under management by a mutual fund investment adviser in the United States, making FMR America's leading equity (stock) fund manager. FMR, its subsidiaries, and affiliates maintain a worldwide information and communications network for the purpose of researching and managing investments abroad.
In addition to performance rankings, each fund may compare its total expense ratio to the average total expense ratio of similar funds tracked by Lipper. A fund's total expense ratio is a significant factor in comparing bond and money market investments because of its effect on yield.
ADDITIONAL PURCHASE,    EXCHANGE     AND REDEMPTION INFORMATION
Each fund is open for business and its net asset value per share (NAV) is calculated each day the New York Stock Exchange (NYSE) is open for trading. The NYSE has designated the following holiday closings for
    1998: New Year's Day, Martin Luther King's Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day (observed), Labor Day, Thanksgiving Day, and Christmas Day. Although FMR expects the same holiday schedule to be observed in the future, the NYSE may
modify its holiday schedule at any time. In addition,    each     fund
will    be closed for     wire purchases and redemptions on days when
the Federal Reserve Wire System is closed.
FSC normally determines each fund's NAV as of the close of the NYSE (normally 4:00 p.m. Eastern time). However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC. To the extent that portfolio securities are traded in other markets on days when the NYSE is closed, a fund's NAV may be affected on days when investors do not have access to the fund to purchase or redeem shares. In addition, trading in some of a fund's portfolio securities may not occur on days when the fund is open for business. If the Trustees determine that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are
valued in computing    each     fund's NAV. Shareholders receiving
securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences.
Pursuant to Rule 11a-3 under the 1940 Act, each fund is required to give shareholders at least 60 days' notice prior to terminating or modifying its exchange privilege. Under the Rule, the 60-day notification requirement may be waived if (i) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee, or deferred sales charge ordinarily payable at the time of an exchange, or (ii) the fund suspends the redemption of the shares to be exchanged as permitted under the 1940 Act or the rules and regulations thereunder, or the fund to be acquired suspends the sale of its shares because it is unable to invest amounts effectively in accordance with its investment objective and policies.
In the Prospectus, each fund has notified shareholders that it reserves the right at any time, without prior notice, to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
DISTRIBUTIONS AND TAXES
DISTRIBUTIONS. If you request to have distributions mailed to you and the U.S. Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, Fidelity may reinvest your distributions at the then-current NAV. All subsequent distributions will then be reinvested until you provide Fidelity with alternate instructions.
DIVIDENDS. To the extent that each fund's income is designated as federally tax-exempt interest, the daily dividends declared by the fund are also federally tax-exempt. Short-term capital gains are distributed as dividend income, but do not qualify for the dividends-received deduction. Each fund will send each shareholder a notice in January describing the tax status of dividend and capital gain distributions (if any) for the prior year.
Shareholders are required to report tax-exempt income on their federal tax returns. Shareholders who earn other income, such as Social Security benefits, may be subject to federal income tax on up to 85% of such benefits to the extent that their income, including tax-exempt income, exceeds certain base amounts.
Each fund purchases municipal securities whose interest FMR believes is free from federal income tax. Generally, issuers or other parties have entered into covenants requiring continuing compliance with federal tax requirements to preserve the tax-free status of interest payments over the life of the security. If at any time the covenants are not complied with, or if the IRS otherwise determines that the issuer did not comply with relevant tax requirements, interest payments from a security could become federally taxable retroactive to the date the security was issued. For certain types of structured securities, the tax status of the pass-through of tax-free income may also be based on the federal and state tax treatment of the structure.
   As a result of the Tax Reform Act of 1986, interest on certain "private activity" securities is subject to the federal alternative minimum tax (AMT), although the interest continues to be excludable from gross income for other tax purposes. Interest from private activity securities will be considered tax-exempt for purposes of the money market fund's policies of investing so that at least 80% of its income distributions are exempt from federal and state income taxes and the bond fund's policies of investing so that at least 80% of its income is exempt from federal and state income taxes. Interest from private activity securities is a tax preference item for the purposes of determining whether a taxpayer is subject to the AMT and the amount of AMT to be paid, if any. Private activity securities issued after August 7, 1986 to benefit a private or industrial user or to finance a private facility are affected by this rule.
   A portion of the gain on municipal bonds purchased with market discount after April 30, 1993 and short-term capital gains distributed by a municipal fund are taxable to shareholders as dividends, not as capital gains. Dividend distributions resulting from a recharacterization of gain from the sale of bonds purchased with market discount after April 30, 1993 are not considered income for purposes of the money market fund's policy of investing so that at least 80% of its income distributions are exempt from federal and state income taxes and the bond fund's policies of investing so that at least 80% of its income is exempt from federal and state income taxes. The Michigan Municipal Money Market fund may distribute any net realized short-term capital gains and taxable market discount once a year or more often, as necessary, to maintain its NAV at $1.00. Corporate investors should note that a tax preference item for purposes of the corporate AMT is 75% of the amount by which adjusted current earnings (which includes tax-exempt interest) exceeds the alternative minimum taxable income of the corporation. If a shareholder receives an exempt-interest dividend and sells shares at a loss after holding them for a period of six months or less, the loss
will be disallowed to the extent of the amount of    the
exempt-interest dividend.
MICHIGAN TAXES. Under a ruling of the Michigan Department of Treasury,
shareholders of Michigan Municipal Money Market and    Spartan
    Michigan Municipal Income who are subject to the Michigan income tax or single business tax will not be subject to the Michigan income tax or single business tax on their Michigan fund dividends to the extent that such distributions are exempt-interest dividends for federal income tax purposes and are attributable to interest on tax-exempt obligations of the State of Michigan, its political or governmental subdivisions, or its governmental agencies or instrumentalities (as well as certain federally tax-exempt obligations of territories and possessions of the United States). Such distributions will also not be subject to city income taxes imposed by certain Michigan cities. Any distributions with respect to shares of each Michigan fund other than those described in the preceding sentence, including, but not limited to, long or short-term capital
gains, will be subject to the Michigan income tax    and     single
business tax and may be subject to the city income taxes imposed by
certain Michigan cities.    The Michigan intangibles tax has been
repealed, effective January 1, 1998.     The Michigan Court of Appeals
has ruled that shares of a mutual fund such as Michigan    Municipal
    Money Market and    Spartan Michigan     Municipal Income are
exempt from the Michigan intangibles tax to the extent the funds invest in obligations exempt from the intangibles tax.
CAPITAL GAIN DISTRIBUTIONS. Long-term capital gains earned by each fund on the sale of securities and distributed to shareholders are federally taxable as long-term capital gains, regardless of the length of time shareholders have held their shares. If a shareholder receives a capital gain distribution on shares of a fund, and such shares are held six months or less and are sold at a loss, the portion of the loss equal to the amount of the capital gain distribution will be considered a long-term loss for tax purposes. Short-term capital gains distributed by each fund are taxable to shareholders as dividends, not
as capital gains.    The money market fund may distribute any net
realized short-term capital gains once a year or more often as
necessary, to maintain its NAV at $1.00.     The money market fund
does not anticipate distributing long-term capital gains.
As of December 31, 1997, Spartan Michigan Municipal Income hereby
designates approximately    $375,000     as a capital gain dividend
for the purpose of the dividend-paid deduction.
As of December 31, 1997,    Michigan Municipal Money Market     had a
capital loss carryforward aggregating approximately $   107,800    .
This loss carryforward, of which $   1,600    , $   1,700    ,
$   10,300, $39,100, $4,800, $39,300, and $11,000     will expire on
December 31, 199   8, 1999    ,    2001, 2002, 2003, 2004    , and
   2005    , respectively, is available to offset future capital
gains.
TAX STATUS OF THE FUNDS. Each fund intends to qualify each year as a "regulated investment company" for tax purposes so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company and avoid being subject to federal income or excise taxes at the fund level, each fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar
year as well as on a fiscal year basis   ,     and intends to comply
with other tax rules applicable to regulated investment companies.
Each fund is treated as a separate entity from the other funds   , if
any, of its trust     for tax purposes.
OTHER TAX INFORMATION. The information above is only a summary of some of the tax consequences generally affecting each fund and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether a fund is suitable to their particular tax situation.
FMR
   All of the stock of FMR is owned by FMR Corp., its parent organized in 1972. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominantly by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the Investment Company Act of 1940 (1940 Act), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.
   At present, the principal operating activities of FMR Corp. are those conducted by its division, Fidelity Investments Retail Marketing Company, which provides marketing services to various companies within the Fidelity organization.
   Fidelity investment personnel may invest in securities for their own accounts pursuant to a code of ethics that sets forth all employees' fiduciary responsibilities regarding the funds, establishes procedures for personal investing and restricts certain transactions. For example, all personal trades in most securities require pre-clearance, and participation in initial public offerings is prohibited. In addition, restrictions on the timing of personal investing in relation to trades by Fidelity funds and on short-term trading have been adopted.
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board, and executive officers of the trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. All persons named as Trustees and Members of the Advisory Board also serve in similar capacities for other funds advised by FMR. The business address of each Trustee, Member of the Advisory Board, and officer who is an "interested person" (as defined in the Investment Company Act of 1940) is 82 Devonshire Street, Boston, Massachusetts 02109, which is also the address of FMR. The business address of all the other Trustees is Fidelity Investments, P.O. Box 9235, Boston, Massachusetts 02205-9235. Those Trustees who are "interested persons" by virtue of their affiliation with either the trust or FMR are indicated by an asterisk (*).
*EDWARD C. JOHNSON 3d (67), Trustee and President, is Chairman, Chief Executive Officer and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a
Director of F   idelity Investments Money Management,     Inc. (1998),
Fidelity Management & Research (U.K.) Inc., and Fidelity Management & Research (Far East) Inc.
J. GARY BURKHEAD (56), Member of the Advisory Board (1997), is Vice Chairman and a Member of the Board of Directors of FMR Corp. (1997) and President Fidelity Personal Investments and Brokerage Group
(1997). Previously, Mr. Burkhead served as President of Fidelity Management & Research Company.
RALPH F. COX (65), Trustee, is President of RABAR Enterprises (management consulting-engineering industry, 1994). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of USA Waste Services, Inc. (non-hazardous waste, 1993), CH2M Hill Companies (engineering), Rio Grande, Inc. (oil and gas production), and Daniel Industries (petroleum measurement equipment manufacturer). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.
PHYLLIS BURKE DAVIS (66), Trustee. Prior to her retirement in September 1991, Mrs. Davis was the Senior Vice President of Corporate Affairs of Avon Products, Inc. She is currently a Director of BellSouth Corporation (telecommunications), Eaton Corporation (manufacturing, 1991), and the TJX Companies, Inc. (retail stores), and previously served as a Director of Hallmark Cards, Inc. (1985-1991) and Nabisco Brands, Inc. In addition, she is a member of the President's Advisory Council of The University of Vermont School of Business Administration.
ROBERT M. GATES (54), Trustee (1997), is a consultant, author, and lecturer (1993). Mr. Gates was Director of the Central Intelligence Agency (CIA) from 1991-1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Mr. Gates is currently a Trustee for the Forum For International Policy, a Board Member for the Virginia Neurological Institute, and a Senior Advisor of the Harvard Journal of World Affairs. In addition, Mr. Gates also serves as a member of the corporate board for LucasVarity PLC (automotive components and diesel engines), Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), and TRW Inc. (original equipment and replacement products).
E. BRADLEY JONES (70), Trustee. Prior to his retirement in 1984, Mr. Jones was Chairman and Chief Executive Officer of LTV Steel Company. He is a Director of TRW Inc. (original equipment and replacement products), Consolidated Rail Corporation, Birmingham Steel Corporation, and RPM, Inc. (manufacturer of chemical products), and he previously served as a Director of NACCO Industries, Inc. (mining and manufacturing, 1985-1995), Hyster-Yale Materials Handling, Inc. (1985-1995), and Cleveland-Cliffs Inc (mining), and as a Trustee of First Union Real Estate Investments. In addition, he serves as a Trustee of the Cleveland Clinic Foundation, where he has also been a member of the Executive Committee as well as Chairman of the Board and President, a Trustee and member of the Executive Committee of University School (Cleveland), and a Trustee of Cleveland Clinic Florida.
DONALD J. KIRK (65), Trustee, is Executive-in-Residence (1995) at Columbia University Graduate School of Business and a financial consultant. From 1987 to January 1995, Mr. Kirk was a Professor at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Mr. Kirk is a Director of General Re Corporation (reinsurance), and he previously served as a Director of Valuation Research Corp. (appraisals and valuations, 1993-1995). In addition, he serves as Chairman of the Board of Directors of the National Arts Stabilization Fund, Chairman of the Board of Trustees of the Greenwich Hospital Association, a Member of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995), and as a Public Governor of the National Association of Securities Dealers, Inc. (1996).
*PETER S. LYNCH (54), Trustee, is Vice Chairman and Director of FMR. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991); Vice President of Fidelity Magellan Fund and FMR Growth Group Leader; and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services (1991-1992). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield (1989) and Society for the Preservation of New England Antiquities, and as an Overseer of the Museum of Fine Arts of Boston.
WILLIAM O. McCOY (64), Trustee (1997), is the Vice President of Finance for the University of North Carolina (16-school system, 1995). Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications, 1984) and President of BellSouth Enterprises (1986). He is currently a Director of Liberty Corporation (holding company, 1984), Weeks Corporation of Atlanta (real estate, 1994), Carolina Power and Light Company (electric utility, 1996), and the Kenan Transport Co. (1996). Previously, he was a Director of First American Corporation (bank holding company, 1979-1996). In addition, Mr. McCoy serves as a member of the Board of Visitors for the University of North Carolina at Chapel Hill (1994) and for the Kenan-Flager Business School (University of North Carolina at Chapel Hill, 1988).
GERALD C. McDONOUGH (68), Trustee and Chairman of the non-interested Trustees, is Chairman of G.M. Management Group (strategic advisory services). Mr. McDonough is a Director of York International Corp. (air conditioning and refrigeration), Commercial Intertech Corp. (hydraulic systems, building systems, and metal products, 1992), CUNO, Inc. (liquid and gas filtration products, 1996), and Associated Estates Realty Corporation (a real estate investment trust, 1993). Mr. McDonough served as a Director of ACME-Cleveland Corp. (metal working, telecommunications, and electronic products) from 1987-1996 and Brush-Wellman Inc. (metal refining) from 1983-1997.
MARVIN L. MANN (64), Trustee (1993)   ,     is Chairman of the Board,
President, and Chief Executive Officer of Lexmark International, Inc. (office machines, 1991). Prior to 1991, he held the positions of Vice President of International Business Machines Corporation ("IBM") and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of M.A. Hanna Company (chemicals,
1993), Imation Corp. (imaging and information storage, 1997), and Infomart (marketing services, 1991), a Trammell Crow Co. In addition, he serves as the Campaign Vice Chairman of the Tri-State United Way
(1993) and is a member of the University of Alabama President's
Cabinet.
*ROBERT C. POZEN (51), Trustee (1997) and Senior Vice President, is also President and a Director of FMR (1997); and President and a
Director of F   idelity Investments Money Management, Inc    . (1998),
Fidelity Management & Research (U.K.) Inc. (1997), and Fidelity Management & Research (Far East) Inc. (1997). Previously, Mr. Pozen served as General Counsel, Managing Director, and Senior Vice President of FMR Corp.
THOMAS R. WILLIAMS (69), Trustee, is President of The Wales Group, Inc. (management and financial advisory services). Prior to retiring in 1987, Mr. Williams served as Chairman of the Board of First Wachovia Corporation (bank holding company), and Chairman and Chief Executive Officer of The First National Bank of Atlanta and First Atlanta Corporation (bank holding company). He is currently a Director of ConAgra, Inc. (agricultural products), Georgia Power Company (electric utility), National Life Insurance Company of Vermont, American Software, Inc., and AppleSouth, Inc. (restaurants, 1992).
   DWIGHT D. CHURCHILL (44), is Vice President of Bond Funds, Group Leader of the Bond Group, Senior Vice President of FMR (1997), and Vice President of FIMM (1998). Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-Income Investments.
   BOYCE I. GREER (41), is Vice President of Money Market Funds
(1997), Group Leader of the Money Market Group (1997), Senior Vice President of FMR (1997), and Vice President of FIMM (1998). Mr. Greer served as the Leader of the Fixed-Income Group for Fidelity Management Trust Company (1993-1995) and was Vice President and Group Leader of Municipal Fixed-Income Investments (1996-1997).
   FRED L. HENNING, JR. (58), is Vice President of Fidelity's Fixed-Income Group (1995), Senior Vice President of FMR (1995), and Senior Vice President of FIMM (1998). Before assuming his current responsibilities, Mr. Henning was head of Fidelity's Money Market Division.
   NORMAN U. LIND (41), is Vice President of Spartan Michigan Municipal Income Fund (1998), and other funds advised by FMR. Prior to his current responsibilities, Mr. Lind managed a variety of Fidelity funds.
DIANE M. MCLAUGHLIN (34), is Vice President of Fidelity Michigan Municipal Money Market Fund (1996), and other funds advised by FMR.
Ms.    Mc    Laughlin joined Fidelity in 1992 as a senior trader and
has managed a variety of funds since 1996.
   ERIC D. ROITER (49), Secretary (1998), is Vice President (1998) and General Counsel of FMR (1998). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997). Prior to joining Fidelity, Mr. Roiter was a partner at Debevoise & Plimpton (1981-1997) and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981).
RICHARD A. SILVER (50), Treasurer (1997), is Treasurer of the Fidelity funds and is an employee of FMR (1997). Before joining FMR, Mr. Silver served as Executive Vice President, Fund Accounting & Administration at First Data Investor Services Group, Inc. (1996-1997). Prior to 1996, Mr. Silver was Senior Vice President and Chief Financial Officer at The Colonial Group, Inc. Mr. Silver also served as Chairman of the Accounting/Treasurer's Committee of the Investment Company Institute (1987-1993).
THOMAS D. MAHER (52), Assistant Vice President, is Assistant Vice President of Fidelity's Municipal Bond Funds (1996) and of Fidelity's Money Market Funds.
JOHN H. COSTELLO (51), Assistant Treasurer, is an employee of FMR. LEONARD M. RUSH (51), Assistant Treasurer (1994), is an employee of FMR (1994). Prior to becoming Assistant Treasurer of the Fidelity funds, Mr. Rush was Chief Compliance Officer of FMR Corp. (1993-1994) and Chief Financial Officer of Fidelity Brokerage Services, Inc. (1990-1993).
THOMAS J. SIMPSON (39), Assistant Treasurer, is Assistant Treasurer of Fidelity's municipal bond funds (1996) and of Fidelity's money market funds (1996) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).
The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board of each fund for his or her services for the fiscal year ended December 31, 1997. COMPENSATION TABLE


Trustees                        Aggregate           Aggregate            Total
and                             Compensation        Compensation         Compensation
Members of the Advisory Board   from                from                 from the
                                Spartan Michigan    Fidelity Michigan    Fund Complex*A
                                Municipal           Municipal Money
                                IncomeB             MarketB

J. Gary Burkhead**              $    0              $    0               $ 0

Ralph F. Cox                    $    189            $    112             $    214    ,   5    00

Phyllis Burke Davis             $    184            $    109             $    210    ,   0    00

Robert M. Gates***              $    156            $    63              $    176,000

Edward C. Johnson 3d**          $    0              $    0               $ 0

E. Bradley Jones                $    186            $    110             $    211    ,   5    00

Donald J. Kirk                  $    186            $    110             $    211    ,   5    00

Peter S. Lynch**                $    0              $    0               $ 0

William O. McCoy****            $    193            $    84              $    214    ,   500

Gerald C. McDonough             $    232            $    137             $    264,500

Marvin L. Mann                  $    189            $    112             $    214,500

Robert C. Pozen**               $    0              $    0               $ 0

Thomas R. Williams              $    189            $    112             $    214    ,   5    00


* Information is for the calendar year ended December 31, 199   7
for 23   0     funds in the complex.
** Interested Trustees of the funds and Mr. Burkhead are compensated by FMR.
*** Mr. Gates was appointed to the Board of Trustees of    Fidelity
Municipal Trust     effective March 1, 1997. Mr. Gates was elected to
the Board of Trustees of    Fidelity Municipal Trust II     on    July
16, 1997    .
**** Mr. McCoy was appointed to the Board of Trustees of    Fidelity
Municipal Trust     effective January 1, 1997. Mr. McCoy was elected
to the Board of Trustees of    Fidelity Municipal Trust II     on
   July 16, 1997    .
   A Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 1997, the Trustees accrued required deferred compensation from the funds as follows:
Ralph F. Cox, $75,000; Phyllis Burke Davis, $75,000; Robert M. Gates, $62,500; E. Bradley Jones, $75,000; Donald J. Kirk, $75,000; William
O. McCoy, $75,000; Gerald C. McDonough, $87,500; Marvin L. Mann, $75,000; and Thomas R. Williams, $75,000. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation as follows: Ralph F. Cox, $53,699; Marvin L. Mann, $53,699; and Thomas R. Williams, $62,462.
   B Compensation figures include cash, and may include amounts required to be deferred and amounts deferred at the election of Trustees.
   Under a deferred compensation plan adopted in September 1995 and amended in November 1996 (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. Amounts deferred under the Plan are subject to vesting and are treated as though equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by the Trustees under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to the Trustee. A fund may invest in the Reference Funds under the Plan without shareholder approval.
   As of December 31, 1997, the Trustees, Members of the Advisory Board, and officers of each fund owned, in the aggregate, less than 1% of each fund's total outstanding shares.
   As of December 31, 1997, the following owned of record 5% or more of a fund's outstanding shares:
   Spartan Michigan Municipal Income: National Financial Services Corporation, Boston, MA (12.18%).
MANAGEMENT CONTRACTS
   FMR is manager of Michigan Municipal Money Market and Spartan Michigan Municipal Income pursuant to management contracts dated August 1, 1997 and January 1, 1994, respectively, which were approved by shareholders on July 16, 1997 and December 15, 1993, respectively.
   Prior to August 1, 1997, FMR was Michigan Municipal Money Market's manager pursuant to a management contract dated February 28, 1992, which was approved by shareholders on February 28, 1992.
MANAGEMENT SERVICES. Each fund employs FMR to furnish investment advisory and other services. Under the terms of its management contract with each fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of the fund in accordance with its investment objective, policies, and limitations. FMR also provides each fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of each fund and all Trustees who are "interested persons" of the trusts or of FMR, and all personnel of each fund or FMR performing services relating to research, statistical, and investment activities.
In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the registration of each fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for each fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees.
MANAGEMENT-RELATED EXPENSES. In addition to the management fee payable to FMR and the fees payable to the transfer, dividend disbursing, and shareholder servicing agent and pricing and bookkeeping agent, each fund pays all of its expenses that are not assumed by those parties. Each fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor and non-interested Trustees. Each fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of each fund's transfer agent agreement, the transfer agent bears the costs of providing these services to existing shareholders. Other expenses paid by each fund include interest, taxes, brokerage commissions, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. Each fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.
MANAGEMENT FEES. For the services of FMR under the management contract, each fund pays FMR a monthly management fee which has two components: a group fee rate and an individual fund fee rate.
The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts.
The following is the fee schedule for Michigan Municipal Money Market.
GROUP FEE RATE SCHEDULE   EFFECTIVE ANNUAL FEE RATES

Average Group     Annualized   Group Net        Effective Annual
Assets            Rate         Assets           Fee Rate

 0 - $3 billion   .3700%        $ 0.5 billion   .3700%

 3 - 6            .3400          25             .2664

 6 - 9            .3100          50             .2188

 9 - 12           .2800          75             .1986

 12 - 15          .2500          100            .1869

 15 - 18          .2200          125            .1793

 18 - 21          .2000          150            .1736

 21 - 24          .1900          175            .1695

 24 - 30          .1800          200            .1658

 30 - 36          .1750          225            .1629

 36 - 42          .1700          250            .1604

 42 - 48          .1650          275            .1583

 48 - 66          .1600          300            .1565

 66 - 84          .1550          325            .1548

 84 - 120         .1500          350            .1533

 120 - 174        .1450          400            .1507

 174 - 228        .1400

 228 - 282        .1375

 282 - 336        .1350

 Over 336         .1325

Prior to August 1, 1997, the group fee rate was based on a schedule with breakpoints ending at 0.1500% for average group assets in excess of $84 billion. The group fee rate breakpoints shown above for average group assets in excess of $120 billion and under $228 billion were voluntarily adopted by FMR on January 1, 1992. The additional breakpoints shown above for average group assets in excess of $228 billion were voluntarily adopted by FMR on November 1, 1993.
On August 1, 1994, FMR voluntarily revised the prior extensions to the group fee rate schedule, and added new breakpoints for average group assets in excess of $156 billion and under $372 billion as shown in the schedule below. The revised group fee rate schedule was identical to the above schedule for average group assets under $156 billion.
On January 1, 1996, FMR voluntarily added new breakpoints to the revised schedule for average group assets in excess of $372 billion. The revised group fee rate schedule and its extensions provide for lower management fee rates as FMR's assets under management increase. The fund's current management contract reflects the group fee rate schedule above for average group assets under $156 billion and the group fee rate schedule below for average group assets in excess of $156 billion.
GROUP FEE RATE SCHEDULE   EFFECTIVE ANNUAL FEE RATES

Average Group         Annualized   Group Net        Effective Annual
Assets                Rate         Assets           Fee Rate

 120 - $156 billion   .1450%        $ 150 billion   .1736%

 156 - 192            .1400          175            .1690

 192 - 228            .1350          200            .1652

 228 - 264            .1300          225            .1618

 264 - 300            .1275          250            .1587

 300 - 336            .1250          275            .1560

 336 - 372            .1225          300            .1536

 372 - 408            .1200          325            .1514

 408 - 444            .1175          350            .1494

 444 - 480            .1150          375            .1476

 480 - 516            .1125          400            .1459

 Over 516             .1100          425            .1443

                                     450            .1427

                                     475            .1413

                                     500            .1399

                                     525            .1385

                                     550            .1372

The following is the fee schedule for Spartan Michigan Municipal
Income.
GROUP FEE RATE SCHEDULE   EFFECTIVE ANNUAL FEE RATES

Average Group     Annualized   Group Net        Effective Annual
Assets            Rate         Assets           Fee Rate

 0 - $3 billion   .3700%        $ 0.5 billion   .3700%

 3 - 6            .3400          25             .2664

 6 - 9            .3100          50             .2188

 9 - 12           .2800          75             .1986

 12 - 15          .2500          100            .1869

 15 - 18          .2200          125            .1793

 18 - 21          .2000          150            .1736

 21 - 24          .1900          175            .1695

 24 - 30          .1800          200            .1658

 30 - 36          .1750          225            .1629

 36 - 42          .1700          250            .1604

 42 - 48          .1650          275            .1583

 48 - 66          .1600          300            .1565

 66 - 84          .1550          325            .1548

 84 - 120         .1500          350            .1533

 120 - 174        .1450          400            .1507

 174 - 228        .1400

 228 - 282        .1375

 282 - 336        .1350

 Over 336         .1325

Prior to January 1, 1994, the group fee rate was based on a schedule with breakpoints ending at 0.1500% for average group assets in excess of $84 billion. The group fee rate breakpoints shown above for average group assets in excess of $120 billion and under $228 billion were voluntarily adopted by FMR on January 1, 1992. The additional breakpoints shown above for average group assets in excess of $228 billion were voluntarily adopted by FMR on November 1, 1993. The fund's current management contract reflects these extensions of the group fee rate schedule.
On August 1, 1994, FMR voluntarily revised the prior extensions to the group fee rate schedule, and added new breakpoints for average group assets in excess of $156 billion and under $372 billion as shown in the schedule below. The revised group fee rate schedule is identical to the above schedule for average group assets under $156 billion.
On January 1, 1996, FMR voluntarily added new breakpoints to the revised schedule for average group assets in excess of $372 billion, pending shareholder approval of a new management contract reflecting the revised schedule and additional breakpoints. The revised group fee rate schedule and its extensions provide for lower management fee rates as FMR's assets under management increase. For average group assets in excess of $156 billion, the revised group fee rate schedule with additional breakpoints voluntarily adopted by FMR is as follows:
GROUP FEE RATE SCHEDULE   EFFECTIVE ANNUAL FEE RATES

Average Group         Annualized   Group Net        Effective Annual
Assets                Rate         Assets           Fee Rate

 120 - $156 billion   .1450%        $ 150 billion   .1736%

 156 - 192            .1400          175            .1690

 192 - 228            .1350          200            .1652

 228 - 264            .1300          225            .1618

 264 - 300            .1275          250            .1587

 300 - 336            .1250          275            .1560

 336 - 372            .1225          300            .1536

 372 - 408            .1200          325            .1514

 408 - 444            .1175          350            .1494

 444 - 480            .1150          375            .1476

 480 - 516            .1125          400            .1459

 Over 516             .1100          425            .1443

                                     450            .1427

                                     475            .1413

                                     500            .1399

                                     525            .1385

                                     550            .1372

The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee
rate at $   549     billion of group net assets    -     the
approximate level for December 1997    -     was    0.1372    %, which
is the weighted average of the respective fee rates for each level of
group net assets up to $   549     billion.
Each fund's individual fund fee rate is 0.25%. Based on the average group net assets of the funds advised by FMR for December 1997, each fund's annual management fee rate would be calculated as follows:

                             Group Fee Rate         Individual Fund Fee Rate         Management Fee Rate

Michigan        Municipal    0.   1372    %   +     0.25%                      =     0.   3872    %
Money Market

Spartan Michigan             0.   1372    %   +     0.25%                      =     0.   3872    %
Municipal Income


One-twelfth of this annual management fee rate is applied to each fund's net assets averaged for the most recent month, giving a dollar amount, which is the fee for that month.
The following table shows the amount of management fees paid by each fund to FMR for the past three fiscal years.
Fund                                Fiscal Years Ended   Management Fees
                                    December 31          Paid to FMR

Michigan Municipal Money Market     1997                 $    1,041,389

                                    1996                 $ 930,291

                                    1995                 $ 881,070

Spartan Michigan Municipal Income   1997                 $    1,649,769*

                                    1996                 $ 1,839,031

                                    1995                 $ 1,902,956

* After reimbursement
FMR may, from time to time, voluntarily reimburse all or a portion of a fund's expenses (exclusive of interest, taxes, brokerage commissions, and extraordinary expenses). FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.
Expense reimbursements by FMR will increase a fund's total returns and yield, and repayment of the reimbursement by a fund will lower its total returns and yield.
Effective April 1, 1997, FMR voluntarily agreed, subject to revision or termination, to reimburse Spartan Michigan Municipal Income if and to the extent that its aggregate operating expenses, including management fees, were in excess of an annual rate of 0.55% of its average net assets. For the fiscal years ended December 1997, 1996, and 1995, management fees incurred under the fund's contract prior to
reimbursement amounted to    $1,745,102, $1,839,031, and
$1,902,956    , respectively.
SUB-ADVISER. On behalf of Fidelity Michigan Municipal Money Market,
FMR has entered into a sub-advisory agreement with F   IM    M
pursuant to which F   IM    M has primary responsibility for providing
portfolio investment management services to the fund.
Under the terms of the sub-advisory agreement, FMR pays F   IM    M
fees equal to 50% of the management fee payable to FMR under its
management contract with    Michigan Municipal Money Market    . The
fees paid to F   IM    M are not reduced by any voluntary or mandatory
expense reimbursements that may be in effect from time to time.
On behalf of Michigan Municipal Money Market Fund, for the fiscal
years ended December 31, 1997, 1996, and 1995, FMR paid    FMR Texas
Inc., the predecessor company to FIMM,     fees of    $520,695    ,
$465,145 and $430,535, respectively.
DISTRIBUTION AND SERVICE PLANS
The Trustees have approved Distribution and Service Plans on behalf of each fund (the Plans) pursuant to Rule 12b-1 under the 1940 Act (the
Rule). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plans, as approved by the Trustees, allow the funds and FMR to incur certain expenses that might be considered to constitute indirect payment by the funds of distribution expenses.
Under each Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. Each Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with the distribution of fund shares. In addition, each Plan provides that FMR, directly or through FDC, may make payments to third parties, such as banks or broker-dealers, that engage in the sale of fund shares, or provide shareholder support
services.    Currently, the Board of Trustees has authorized such
payments for each fund.
FMR made no payments through FDC to third parties for the fiscal year ended 1997.
Prior to approving each Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the fund and its shareholders. In particular, the Trustees noted that each Plan does not authorize payments by the fund other than those made to FMR under its management contract with the fund. To the extent that each Plan gives FMR and FDC greater flexibility in connection with the distribution of shares, additional sales of fund shares may result. Furthermore, certain shareholder support services may be provided more effectively under the Plans by local entities with whom shareholders have other relationships.
The Plan for the money market fund was approved by FMR as the then sole shareholder of the fund on February 28, 1992. The fund's plan was
approved by shareholders,        in connection with a reorganization
transaction on December 11, 1991, pursuant to an Agreement and Plan of Conversion. The Plan for the bond fund was approved by shareholders of the fund at a special meeting of shareholders on December 30, 1986. The Glass-Steagall Act generally prohibits federally and state chartered or supervised banks from engaging in the business of underwriting, selling, or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, FDC believes that the Glass-Steagall Act should not preclude a bank from performing shareholder support services, or servicing and recordkeeping functions. FDC intends to engage banks only to perform such functions. However, changes in federal or state statutes and regulations pertaining to the permissible activities of banks and their affiliates or subsidiaries, as well as further judicial or administrative decisions or interpretations, could prevent a bank from continuing to perform all or a part of the contemplated services. If a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services. In such event, changes in the operation of the funds might occur, including possible termination of any automatic investment or redemption or other services then provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein, and banks and other financial institutions may be required to register as dealers pursuant to state law.
Each fund may execute portfolio transactions with, and purchase securities issued by, depository institutions that receive payments under the Plans. No preference for the instruments of such depository institutions will be shown in the selection of investments.
CONTRACTS WITH FMR AFFILIATES
Each fund has entered into a transfer agent agreement with UMB. Under the terms of the agreements, UMB provides transfer agency, dividend disbursing, and shareholder services for each fund. UMB in turn has entered into sub-transfer agent agreements with FSC, an affiliate of FMR. Under the terms of the sub-agreements, FSC performs all processing activities associated with providing these services for each fund and receives all related transfer agency fees paid to UMB.
   For providing transfer agency services, FSC receives an account fee and an asset-based fee each paid monthly with respect to each account in a fund. For retail accounts and certain institutional accounts, these fees are based on account size and fund type. For certain institutional retirement accounts, these fees are based on fund type. For certain other institutional retirement accounts, these fees are based on account type (i.e., omnibus or non-omnibus) and, for non-omnibus accounts, fund type. The account fees are subject to increase based on postage rate changes.
FSC also collects small account fees from certain accounts with balances of less than $2,500.
In addition, UMB receives the pro rata portion of the transfer agency fees applicable to shareholder accounts in each Fidelity Freedom Fund, a fund of funds managed by an FMR affiliate, according to the percentage of the Freedom Fund's assets that is invested in a fund. FSC pays out-of-pocket expenses associated with providing transfer agent services. In addition, FSC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.
FSC has entered into a sub-agreement with Fidelity Brokerage Services, Inc. (FBSI), an affiliate of FMR. Under the terms of this sub-agreement, FBSI performs certain recordkeeping, communication, and other services for fund shareholders of Michigan Municipal Money Market participating in the Fidelity Ultra Service Account program. FBSI directly charges a monthly administrative fee to each Ultra Service Account client who chooses certain additional features. This fee is in addition to the transfer agency fee received by FSC.
Each fund has also entered into a service agent agreement with UMB. Under the terms of the agreements, UMB provides pricing and bookkeeping services for each fund. UMB in turn has entered into sub-service agent agreements with FSC. Under the terms of the sub-agreements, FSC performs all processing activities associated with providing these services, including calculating the NAV and dividends for each fund and maintaining each fund's portfolio and general accounting records, and receives all related pricing and bookkeeping fees paid to UMB.
For providing pricing and bookkeeping services, FSC receives a monthly fee based on each fund's average daily net assets throughout the month. The annual fee rates for pricing and bookkeeping services are
   0    .0400% for fixed-income funds,    0    .0175% for money market
funds of the first $500 million of average net assets and
   0    .0200% for fixed-income funds,    0    .0075% for money market
funds of average net assets in excess of $500 million. The fee, not including reimbursement for out-of-pocket expenses, is limited to a minimum of $60,000 for fixed-income funds, $40,000 for money market funds and a maximum of $800,000 per year.
Pricing and bookkeeping fees, including reimbursement for out-of-pocket expenses, paid by the funds to FSC for the past three fiscal years are shown in the table below.
Fund                                1997        1996        1995

Michigan Municipal Money Market     $ 57,582    $ 49,657    $ 45,937

Spartan Michigan Municipal Income   $ 190,407   $ 203,023   $ 202,658

Each fund has entered into a distribution agreement with FDC, an affiliate of FMR organized as a Massachusetts corporation on July 18, 1960. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. The distribution agreements call for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered at NAV. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.
DESCRIPTION OF THE TRUSTS
TRUSTS' ORGANIZATION. Spartan Michigan Municipal Income Fund is a fund
(series) of Fidelity Municipal Trust        (the Massachusetts trust)
an open-end management investment company originally organized as a Maryland corporation on November 22, 1976 and was reorganized as a Massachusetts business trust, at which time its name changed from Fidelity Municipal Bond Fund, Inc. to Fidelity Municipal Bond Fund. On March 1, 1986, the trust's name was changed to Fidelity Municipal Trust to reflect the multiple funds within the trust. Currently, there are seven funds of the Massachusetts trust: Advisor Municipal Bond Fund, Spartan Aggressive Municipal Fund, Spartan Insured Municipal Income Fund, Spartan Ohio Municipal Income Fund, Spartan Michigan Municipal Income Fund, Spartan Minnesota Municipal Income Fund, and Spartan Pennsylvania Municipal Income Fund. The Massachusetts trust's Declaration of Trust permits the Trustees to create additional funds. Fidelity Michigan Municipal Money Market Fund is a fund (series) of Fidelity Municipal Trust II (the Delaware trust) an open-end management investment company organized as a Delaware business trust on June 20, 1991. The fund acquired all of the Fidelity Michigan Municipal Money Market Fund of Fidelity Municipal Trust on February 28, 1992. Currently, there are three funds of the Delaware trust:
Fidelity Michigan Municipal Money Market, Fidelity Ohio Municipal Money Market, and Spartan Pennsylvania Municipal Money Market. The Delaware trust's Trust Instrument permits the Trustees to create additional funds.
In the event that FMR ceases to be investment adviser to a trust or any of its funds, the right of the trust or the fund to use the identifying names "Fidelity" and "Spartan" may be withdrawn. There is a remote possibility that one fund might become liable for any misstatement in its prospectus or statement of additional information about another fund.
The assets of each trust received for the issue or sale of shares of each of its funds and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are especially allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund are segregated on the books of account, and are to be charged with the liabilities with respect to such fund and with a share of the general expenses of their respective trusts. Expenses with respect to the trusts are to be allocated in proportion to the asset value of their respective funds, except where allocations of direct expense can otherwise be fairly made. The officers of the trusts, subject to the general supervision of the Boards of Trustees, have the power to determine which expenses are allocable to a given fund, or which are general or allocable to all of the funds of a certain trust. In the event of the dissolution or liquidation of a trust, shareholders of each fund of that trust are entitled to receive as a class the underlying assets of such fund available for distribution.
SHAREHOLDER AND TRUSTEE LIABILITY    -     MASSACHUSETTS TRUST. The
Massachusetts trust is an entity of the type commonly known as "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust. The Declaration of Trust provides that the Massachusetts trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the Massachusetts trust or its Trustees shall include a provision limiting the obligations created thereby to the Massachusetts trust and its assets. The Declaration of Trust provides for indemnification out of each fund's property of any shareholders held personally liable for the obligations of the fund. The Declaration of Trust also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote.
The Declaration of Trust further provides that the Trustees, if they have exercised reasonable care, will not be liable for any neglect or wrongdoing, but nothing in the Declaration of Trust protects Trustees against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.
SHAREHOLDER AND TRUSTEE LIABILITY    -     DELAWARE TRUST. The
Delaware trust is a business trust organized under Delaware law. Delaware law provides that shareholders shall be entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. The courts of some states, however, may decline to apply Delaware law on this point. The Trust Instrument contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the Delaware trust and requires that a disclaimer be given in each contract entered into or executed by the Delaware trust or its Trustees. The Trust Instrument provides for indemnification out of each fund's property of any shareholder or former shareholder held personally liable for the obligations of the fund. The Trust Instrument also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect, and the fund is unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is extremely remote.
The Trust Instrument further provides that the Trustees shall not be personally liable to any person other than the Delaware trust or its shareholders; moreover, the Trustees shall not be liable for any conduct whatsoever, provided that Trustees are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.
VOTING RIGHTS    -     BOTH TRUSTS. Each fund's capital consists of
shares of beneficial interest. As a shareholder, you receive one vote for each dollar value of net asset value you own. The shares have no preemptive or conversion rights; voting and dividend rights, the right of redemption, and the privilege of exchange are described in the Prospectus. Shares are fully paid and nonassessable, except as set forth under the respective "Shareholder and Trustee Liability" headings above. Shareholders representing 10% or more of a trust or one of its funds may, as set forth in the Declaration of Trust or Trust Instrument, call meetings of the trust or fund for any purpose related to the trust or fund, as the case may be, including, in the case of a meeting of an entire trust, the purpose on voting on removal of one or more Trustees.
A trust or any fund may be terminated upon the sale of its assets to (or, in the case of the Delaware trust and its funds, merger with) another open-end management investment company or series thereof, or upon liquidation and distribution of its assets. Generally such terminations must be approved by vote of the holders of a majority of the trust or the fund, as determined by the current value of each shareholder's investment in the fund or trust; however, the Trustees of the Delaware trust may, without prior shareholder approval, change the form of the organization of the Delaware trust by merger, consolidation, or incorporation. If not so terminated or reorganized, the trusts and their funds will continue indefinitely.
Under the Trust Instrument, the Trustees may, without shareholder vote, cause the Delaware trust to merge or consolidate into one or more trusts, partnerships, or corporations, so long as the surviving entity is an open-end management investment company that will succeed to or assume the Delaware trust registration statement, or cause the Delaware trust to be incorporated under Delaware law. Each fund of Fidelity Municipal Trust II may also invest all of its assets in another investment company.
CUSTODIAN. UMB Bank, n.a., 1010 Grand Avenue, Kansas City, Missouri, is custodian of the assets of the funds. The custodian is responsible for the safekeeping of a fund's assets and the appointment of any subcustodian banks and clearing agencies. The custodian takes no part in determining the investment policies of a fund or in deciding which securities are purchased or sold by a fund. However, a fund may invest in obligations of the custodian and may purchase securities from or sell securities to the custodian.
FMR, its officers and directors, its affiliated companies, and the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.
AUDITOR.    Coopers & Lybrand L.L.P.    , One Post Office Square,
Boston, Massachusetts serves as the trusts' independent accountant. The auditor examines financial statements for the funds and provides other audit, tax, and related services.
FINANCIAL STATEMENTS
Each fund's financial statements and financial highlights for the fiscal year ended December 31, 1997, and report of the auditor, are included in the funds' Annual Report, which is a separate report supplied with this SAI. The funds' financial statements, including the financial highlights, and report of the auditor are incorporated herein by reference. For a free additional copy of the funds' Annual Report, contact Fidelity at 1-800-544-8888, 82 Devonshire Street, Boston, MA 02109.
APPENDIX
DOLLAR-WEIGHTED AVERAGE MATURITY is derived by multiplying the value of each investment by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of the fund's portfolio. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.
For example, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. When a municipal bond issuer has committed to call an issue of bonds and has established an independent escrow account that is sufficient to, and is pledged to, refund that issue, the number of days to maturity for the prerefunded bond is considered to be the number of days to the announced call date of the bonds.
The descriptions that follow are examples of eligible ratings for the funds. A fund may, however, consider the ratings for other types of investments and the ratings assigned by other rating organizations when determining the eligibility of a particular investment. DESCRIPTION OF MOODY'S INVESTORS SERVICE RATINGS OF MUNICIPAL OBLIGATIONS
Moody's ratings for short-term municipal obligations will be designated Moody's Investment Grade ("MIG"). A two-component rating is assigned to variable rate demand obligations. The first component represents an evaluation of the degree of risk associated with scheduled principal repayment and interest payments and is designated by a long-term rating, e.g., "Aaa" or "A." The second component represents an evaluation of the degree of risk associated with the demand feature and is designated "VMIG."
MIG 1/VMIG 1    -     This designation denotes best quality. There is
present strong protection by established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2/VMIG 2    -     This designation denotes high quality. Margins
of protection are ample although not so large as in the preceding group.
DESCRIPTION OF STANDARD & POOR'S RATINGS OF MUNICIPAL NOTES
Municipal notes maturing in three years or less will likely receive a "note" rating symbol. Notes that have a put option or demand feature are assigned a dual rating. The first rating addresses the likelihood of repayment of principal and payment of interest due and for short-term obligations is designated by a note rating symbol. The second rating addresses only the demand feature, and is designated by a commercial paper rating symbol, e.g., "A-1" or "A-2."
SP-1    -     Strong capacity to pay principal and interest. Issues
determined to possess very strong characteristics are given a plus (+) designation.
SP-2    -     Satisfactory capacity to pay principal and interest,
with some vulnerability to adverse financial and economic changes over the term of the notes.
DESCRIPTION OF MOODY'S INVESTORS SERVICE RATINGS OF MUNICIPAL
OBLIGATIONS
Moody's ratings for long-term municipal obligations fall within nine categories. They range from Aaa (highest quality) to C (lowest quality). Those bonds within the Aa through B categories that Moody's believes possess the strongest credit attributes within those categories are designated by the symbol "1."
AAA    -     Bonds that are rated Aaa are judged to be of the best
quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
AA    -     Bonds that are rated Aa are judged to be of high quality
by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.
A    -     Bonds that are rated A possess many favorable investment
attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.
BAA    -     Bonds that are rated Baa are considered as medium-grade
obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
BA    -     Bonds that are rated Ba are judged to have speculative
elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B    -     Bonds that are rated B generally lack characteristics of
the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
DESCRIPTION OF STANDARD & POOR'S RATINGS OF MUNICIPAL DEBT
Municipal debt issues may be designated by Standard & Poor's as either investment grade ("AAA" through "BBB") or speculative grade ("BB" through "D"). While speculative grade debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions. Ratings from AA through CCC may be modified by the addition of a plus sign (+) or minus sign (-) to show relative standing within the major rating categories.
AAA    -     Debt rated AAA has the highest rating assigned by
Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.
AA    -     Debt rated AA has a very strong capacity to pay interest
and repay principal and differs from the highest rated issues only in small degree.
A    -     Debt rated A has a strong capacity to pay interest and
repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB    -     Debt rated BBB is regarded as having an adequate capacity
to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.
BB    -     Debt rated BB has less near-term vulnerability to default
than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.
B    -     Debt rated B has a greater vulnerability to default but
currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating. FIDELITY OHIO MUNICIPAL MONEY MARKET FUND
SPARTAN OHIO MUNICIPAL INCOME FUND
CROSS REFERENCE SHEET
FORM N-1A

ITEM NUMBER   PROSPECTUS SECTION


1            ..............................     Cover Page

2     a      ..............................     Expenses

      b, c   ..............................     Contents; The Funds at a Glance; Who May Want to
                                                Invest

3     a      ..............................     Financial Highlights

      b      ..............................     *

      c, d   ..............................     Performance

4     a      i.............................     Charter

             ii...........................      The Funds at a Glance; Investment Principles and Risks

      b      ..............................     Investment Principles and Risks

      c      ..............................     Who May Want to Invest; Investment Principles and
                                                Risks

5     a      ..............................     Charter

      b      i.............................     Cover Page; The Funds at a Glance; Charter; Doing
                                                Business with Fidelity

             ii...........................      Charter

             iii..........................      Expenses; Breakdown of Expenses

      c      ..............................     Charter

      d      ..............................     Charter; Breakdown of Expenses

      e      ..............................     Cover Page; Charter

      f      ..............................     Expenses

      g      i..............................    Charter

             ii..............................   *

5     A      ..............................     Performance

6     a      i.............................     Charter

             ii...........................      How to Buy Shares; How to Sell Shares; Transaction
                                                Details; Exchange Restrictions

             iii..........................      Charter

      b      .............................      Charter

      c      ..............................     Transaction Details; Exchange Restrictions

      d      ..............................     *

      e      ..............................     Cover Page; Doing Business with Fidelity; How to Buy
                                                Shares; How to Sell Shares; Investor Services

      f, g   ..............................     Dividends, Capital Gains, and Taxes

      h      ..............................     *

7     a      ..............................     Cover Page; Charter

      b      ..............................     Expenses; How to Buy Shares; Transaction Details

      c      ..............................     *

      d      ..............................     How to Buy Shares

      e      ..............................     *

      f      ..............................     Breakdown of Expenses

8            ..............................     How to Sell Shares; Investor Services; Transaction
                                                Details; Exchange Restrictions

9            ..............................     *



*Not applicable
FIDELITY OHIO MUNICIPAL MONEY MARKET FUND
SPARTAN OHIO MUNICIPAL INCOME FUND
CROSS REFERENCE SHEET
(CONTINUED)
FORM N-1A

ITEM NUMBER   STATEMENT OF ADDITIONAL INFORMATION SECTION


10, 11           ............................   Cover Page

12               ............................   Description of the Trusts

13       a - c   ............................   Investment Policies and Limitations

         d       ............................   Portfolio Transactions

14       a - c   ............................   Trustees and Officers

15       a       ............................   *

         b, c    ............................   Trustees and Officers

16       a i     ............................   FMR; Portfolio Transactions

           ii    ............................   Trustees and Officers

          iii    ............................   Management Contracts

         b       ............................   Management Contracts

         c, d    ............................   Contracts with FMR Affiliates

         e       ............................   *

         f       ............................   Distribution and Service Plans

         g       ............................   *

         h       ............................   Description of the Trusts

         i       ............................   Contracts with FMR Affiliates

17       a - d   ............................   Portfolio Transactions

         e       ............................   *

18       a       ............................   Description of the Trusts

         b       ............................   *

19       a       ............................   Additional Purchase and Redemption Information

         b       ............................   Additional Purchase and Redemption Information;
                                                Valuation

         c       ............................   *

20               ............................   Distributions and Taxes

21       a, b    ............................   Contracts with FMR Affiliates

         c       ............................   *

22       a, b    ............................   Performance

23               ............................   Financial Statements


* Not Applicable
Please read this prospectus before investing, and keep it on file for future reference. It contains important information, including how each fund invests and the services available to shareholders.
To learn more about each fund and its investments, you can obtain a copy of each fund's most recent financial reports and portfolio listing, or a copy of the Statement of Additional Information (SAI) dated February 26, 1998. The SAI has been filed with the Securities and Exchange Commission (SEC) and is available along with other related materials on the SEC's Internet Web site (http://www.sec.gov). The SAI is incorporated herein by reference (legally forms a part of the prospectus). For a free copy of either document, call Fidelity at 1-800-544-8888.
Investments in the money market fund are neither insured nor guaranteed by the U.S. Government, and there can be no assurance that the fund will maintain a stable $1.00 share price.
THE MONEY MARKET FUND MAY INVEST A SIGNIFICANT PERCENTAGE OF ITS ASSETS IN THE SECURITIES OF A SINGLE ISSUER AND THEREFORE MAY BE RISKIER THAN OTHER TYPES OF MONEY MARKET FUNDS.
Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including the possible loss of principal amount invested.

FIDELITY'S
OHIO MUNICIPAL
FUNDS
Each fund seeks a high level of current income free from federal income tax and Ohio personal income tax.
FIDELITY OHIO MUNICIPAL MONEY MARKET FUND invests in high-quality,
short-term money market securities and is designed to maintain    a
stable $    1.00 share price.
(fund number 419, trading symbol FOMXX)
SPARTAN OHIO MUNICIPAL INCOME FUND seeks to provide higher yields by investing in a broader range of municipal securities.
(fund number 088, trading symbol FOHFX)
PROSPECTUS
   FEBRUARY 26, 1998    (FIDELITY_LOGO_GRAPHIC) 82 DEVONSHIRE STREET,
BOSTON, MA 02109
LIKE ALL MUTUAL FUNDS, THESE
SECURITIES HAVE NOT BEEN APPROVED
OR DISAPPROVED BY THE SECURITIES
AND EXCHANGE COMMISSION, NOR HAS
THE SECURITIES AND EXCHANGE
COMMISSION PASSED UPON THE
ACCURACY OR ADEQUACY OF THIS
PROSPECTUS. ANY REPRESENTATION TO
THE CONTRARY IS A CRIMINAL OFFENSE.
OFS/O   FR-    pro-0298


CONTENTS


KEY FACTS                   THE FUNDS AT A GLANCE

                            WHO MAY WANT TO INVEST

                            EXPENSES Each fund's yearly
                            operating expenses.

                            FINANCIAL HIGHLIGHTS A summary of
                            each fund's financial data.

                            PERFORMANCE How each fund has
                            done over time.

THE FUNDS IN DETAIL         CHARTER How each fund is organized.

                            INVESTMENT PRINCIPLES AND RISKS
                            Each fund's overall approach to investing.

                            BREAKDOWN OF EXPENSES How
                            operating costs are calculated and
                            what they include.

YOUR ACCOUNT                DOING BUSINESS WITH FIDELITY

                            TYPES OF ACCOUNTS Different ways to
                            set up your account.

                            HOW TO BUY SHARES Opening an
                            account and making additional
                            investments.

                            HOW TO SELL SHARES Taking money
                            out and closing your account.

                            INVESTOR SERVICES Services to help
                            you manage your account.

SHAREHOLDER AND             DIVIDENDS, CAPITAL GAINS,
ACCOUNT POLICIES            AND TAXES

                            TRANSACTION DETAILS Share price
                            calculations and the timing of
                            purchases and redemptions.

                            EXCHANGE RESTRICTIONS

   KEY FACTS


THE FUNDS AT A GLANCE
MANAGEMENT: Fidelity Management & Research Company (FMR) is the management arm of Fidelity Investments, which was established in 1946
and is now America's largest mutual fund manager.    Fidelity
Investments Money Management, Inc. (FIMM), a subsidiary of FMR, chooses investments for Ohio Municipal Money Market. Beginning January 1, 1999, FIMM will choose investments for Spartan Ohio Municipal Income.
As with any mutual fund, there is no assurance that a fund will achieve its goal.
OH MUNI MONEY MARKET
   GOAL: High current tax-free income for Ohio residents while maintaining a stable $1.00 share price.
STRATEGY: Invests in high-quality, short-term municipal money market securities whose interest is free from federal income tax and Ohio
individual income tax   .
SIZE: As of December 31, 1997, the fund had over $   364     million
in assets.
SPARTAN OH MUNI INCOME
   GOAL: High current tax-free income for Ohio residents.
STRATEGY: Normally invests in investment-grade municipal securities whose interest is free from federal income tax and Ohio individual income tax. Managed to generally react to changes in interest rates similarly to municipal bonds with maturities between eight and
    18 years.
SIZE: As of December 31, 1997, the fund had over $   388     million
in assets.
WHO MAY WANT TO INVEST
These non-diversified funds may be appropriate for investors in higher tax brackets who seek high current income that is free from federal and Ohio income taxes. Each fund's level of risk and potential reward depend on the quality and maturity of its investments. The money market fund is managed to keep its share price stable at $1.00. The bond fund, with its broader range of investments, has the potential for higher yields, but also carries a higher degree of risk.
You should consider your investment objective and tolerance for risk when making an investment decision.
The value of the funds' investments and the income they generate will vary from day to day, and generally reflect interest rates, market conditions, and other federal and state political and economic news. When you sell your shares of the bond fund, they may be worth more or less than what you paid for them. By themselves, these funds do not constitute a balanced investment plan.

THE SPECTRUM OF
FIDELITY FUNDS
BROAD CATEGORIES OF FIDELITY
FUNDS ARE PRESENTED HERE IN
ORDER OF ASCENDING RISK.
GENERALLY, INVESTORS SEEKING TO
MAXIMIZE RETURN MUST ASSUME
GREATER RISK. OHIO MUNICIPAL
MONEY MARKET IS IN THE MONEY
MARKET CATEGORY, AND SPARTAN
OHIO MUNICIPAL INCOME IS IN
THE INCOME CATEGORY.
(RIGHT ARROW) MONEY MARKET SEEKS
INCOME AND STABILITY BY
INVESTING IN HIGH-QUALITY,
SHORT-TERM INVESTMENTS.
(RIGHT ARROW) INCOME SEEKS INCOME BY
INVESTING IN BONDS.
(SOLID BULLET) GROWTH AND INCOME SEEKS
LONG-TERM GROWTH AND INCOME
BY INVESTING IN STOCKS AND
BONDS.
(SOLID BULLET) GROWTH SEEKS LONG-TERM
GROWTH BY INVESTING MAINLY IN
STOCKS.
(CHECKMARK)
EXPENSES
SHAREHOLDER TRANSACTION EXPENSES are charges you may pay when you buy or sell shares of a fund. In addition, you may be charged an annual account maintenance fee if your account balance falls below $2,500.
See "Transaction Details," page        , for an        explanation of
how and when these charges apply.
Sales charge on purchases                                    None
and reinvested distributions

Deferred sales charge on redemptions                         None

Annual account maintenance fee (for accounts under $2,500)   $12.00

ANNUAL FUND OPERATING EXPENSES are paid out of each fund's assets. Each fund pays a management fee to FMR. It also incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements and financial reports. A fund's expenses are factored into its share price or dividends and are not charged directly to shareholder accounts (see "Breakdown of Expenses" page ). The following figures are based on historical expenses,
    adjusted to reflect current fees   ,     of each fund and are
calculated as a percentage of average net assets of each fund.
OH MUNI MONEY MARKET
Management fee                     0.39    %

12b-1 fee                       None

Other expenses                     0.20    %

Total fund operating expenses      0.59    %

SPARTAN OH MUN   I     INCOME
Management fee (after reimbursement)      0.36    %

12b-1 fee                              None

Other expenses                            0.19    %

Total fund operating expenses             0.55    %

EXAMPLES: Let's say, hypothetically, that each fund's annual return is 5% and that your shareholder transaction expenses and each fund's annual operating expenses are exactly as just described. For every $1,000 you invested, here's how much you would pay in total expenses if you close your account after the number of years indicated:
   UNDERSTANDING

   EXPENSES
   OPERATING A MUTUAL FUND
   INVOLVES A VARIETY OF EXPENSES
   FOR PORTFOLIO MANAGEMENT,
   SHAREHOLDER STATEMENTS, TAX
   REPORTING, AND OTHER SERVICES.
   THESE EXPENSES ARE PAID FROM
   EACH FUND'S ASSETS, AND THEIR
   EFFECT IS ALREADY FACTORED INTO
   ANY QUOTED SHARE PRICE OR
   RETURN. ALSO, AS AN INVESTOR, YOU
   MAY PAY CERTAIN EXPENSES
   DIRECTLY.
(CHECKMARK)
OH MUNI MONEY MARKET
1 year     $    6

3 years    $    19

5 years    $    33

10 years   $    74

SPARTAN OH MUNI INCOME
1 year     $    6

3 years    $    18

5 years    $    31

10 years   $    69

These examples illustrate the effect of expenses, but are not meant to suggest actual or expected expenses or returns, all of which may vary.
   Effective April 1, 1997,     FMR has voluntarily agreed to
reimburse Spartan Ohio Municipal Income to the extent that total
operating expenses    (excluding interest, taxes, brokerage
commissions and extraordinary expenses)     exceed 0.55% of its
average net assets. If this agreement were not in effect, the
management fee, other expenses, and total operating expenses   , as a
percentage of net assets of the fund,     would have been
   0.39    %,    0.19    % and    0.58    %, respectively   , for
Spartan Ohio Municipal Income    .
FINANCIAL HIGHLIGHTS
The financial highlights tables that follow have been audited by
   Coopers & Lybrand L.L.P.,     independent accountants. The funds'
financial highlights, financial statements, and report of the auditor are included in the funds' Annual Report, and are incorporated by reference into (are legally a part of) the funds' SAI. Contact Fidelity for a free copy of the Annual Report or the SAI.
   FIDELITY OHIO MUNICIPAL MONEY MARKET FUND



   1.Selected Per-Share Data and Ratios

2.Years ended December           1997      1996      1995      1994      1993      1992      1991      1990      1989B
31

3.Net asset value,               $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000
beginning of period

4.Income from Investment         .032      .030      .034      .025      .021      .028      .044      .058      .021
Operations
 Net interest income

5.Less Distributions             (.032)    (.030)    (.034)    (.025)    (.021)    (.028)    (.044)    (.058)    (.021)
 From net interest income

6.Net asset value,                $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000
end of period

7.Total returnC,D                 3.29%     3.08%     3.48%     2.50%     2.09%     2.81%     4.50%     5.90%     2.15%

8.Net assets, end of period       $ 364     $ 328     $ 296     $ 302     $ 262     $ 270     $ 248     $ 214     $ 58
(In millions)

9.Ratio of expenses to            .59%      .60%      .61%      .57%      .59%      .58%E     .47%E     .23%E     .00%E
average net assets

10.Ratio of expenses to           .59%      .59%F     .61%      .57%      .59%      .58%      .47%      .23%      .00%
average net assets after
expense reductions

11.Ratio of net interest           3.24%     3.03%     3.42%     2.48%     2.07%     2.78%     4.41%     5.77%     6.37%A
income to average net
assets


A ANNUALIZED
B FOR THE PERIOD AUGUST 29, 1989 (COMMENCEMENT OF SALE OF SHARES) TO DECEMBER 31, 1989.
C TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. D THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
E FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES. SPARTAN OHIO MUNICIPAL INCOME FUND



12.Selected Per-Share Data and Ratios

13.Years ended
December      1997       1996       1995       1994       1993C      1992       1991       1990       1989       1988
31

14.Net asset
value,        $ 11.430   $ 11.590   $ 10.520   $ 12.020   $ 11.550   $ 11.320   $ 10.840   $ 10.790   $ 10.500   $ 9.970
beginning of period

15.Income
from          .554       .560       .618       .657       .693       .718       .719       .726       .725       .722
Investment Operations
 Net interest income

16. Net realized
and            .413       (.090)     1.070      (1.310)    .720       .230       .480       .050       .290       .530
 unrealized gain (loss)

17. Total from .967       .470       1.688      (.653)     1.413      .948       1.199      .776       1.015      1.252
 investment operations

18.Less
Distributions  (.554)     (.560)     (.618)     (.657)     (.693)     (.718)     (.719)     (.726)     (.725)     (.722)
 From net interest income

19. From net
realized       (.105)     (.070)     --         (.190)     (.250)     --         --         --         --         --
gain

20. In excess of
net            (.018)     --         --         --         --         --         --         --         --         --
 realized gain

21. Total
distributions  (.677)     (.630)     (.618)     (.847)     (.943)     (.718)     (.719)     (.726)     (.725)     (.722)

22.Net asset
value,        $ 11.720   $ 11.430   $ 11.590   $ 10.520   $ 12.020   $ 11.550   $ 11.320   $ 10.840   $ 10.790   $ 10.500
end of period

23.Total
returnA        8.74%      4.23%      16.39%     (5.55)%    12.56%     8.66%      11.45%     7.50%      9.99%      12.93%

24.Net assets,
end of        $ 389      $ 382      $ 404      $ 350      $ 458      $ 385      $ 328      $ 242      $ 201      $ 153
period (In millions)

25.Ratio of expenses
to             .56%B      .59%       .58%       .57%       .57%       .61%       .64%       .66%       .71%       .73%
average net assets

26.Ratio of net
interest       4.83%      4.93%      5.52%      5.88%      5.67%      6.31%      6.53%      6.82%      6.79%      7.08%
income to average net
assets

27.Portfolio
turnover       15%        43%        48%        22%        41%        20%        11%        12%        22%        23%
rate


   A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
   B FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
   C EFFECTIVE JANUARY 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INTEREST INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX
DIFFERENCES.
PERFORMANCE
Mutual fund performance can be measured as TOTAL RETURN or YIELD. The total returns that follow are based on historical fund results.
Each fund's fiscal year runs from January 1 through December 31. The tables below show each fund's performance over past fiscal years compared to different measures, including a comparative index and a competitive funds average for the bond fund and a measure of inflation for the money market fund. Data for the comparative index for Spartan Ohio Municipal Income is available only from June 30, 1993 to the
present. The chart on page         presents calendar year performance
for the bond fund.
AVERAGE ANNUAL TOTAL RETURNS
Fiscal periods ended   Past 1   Past 5   Past 10
December 31, 1997      year     years    years/Lif
                                         e of fund

OH Muni Money Market       3.29    %       2.89    %       3.57    %A

Consumer Price Index       1.70    %       2.60    %      n/a

Spartan OH Muni Income       8.74    %       7.00    %       8.53    %


Lehman Bros. OH 4+ Yr. Muni. Bond Index       9.03    %      n/a          n/a



Lipper OH Muni. Debt Funds Average       8.16    %       6.68    %       8.13    %


A FROM AUGUST 29, 1989 (COMMENCEMENT OF OPERATIONS)
CUMULATIVE TOTAL RETURNS
Fiscal periods ended   Past 1   Past 5   Past 10
December 31, 1997      year     years    years/Lif
                                         e of fund

OH Muni Money Market       3.29    %       15.29    %       33.99    %A

Consumer Price Index       1.70    %       13.67    %      n/a

Spartan OH Muni Income       8.74    %       40.25    %       126.77    %


Lehman Bros. OH 4+ Yr. Muni. Bond Index       9.03    %      n/a          n/a



Lipper OH Muni. Debt Funds Average       8.16    %       38.20    %       118.71    %


A FROM AUGUST 29, 1989 (COMMENCEMENT OF OPERATIONS)
If FMR had not reimbursed certain fund expenses during these periods, yields and total returns would have been lower.





   UNDERSTANDING
   PERFORMANCE
   YIELD ILLUSTRATES THE INCOME
   EARNED BY A FUND OVER A RECENT
   PERIOD. SEVEN-DAY YIELDS ARE
   THE MOST COMMON ILLUSTRATION OF
   MONEY MARKET PERFORMANCE.
   30-DAY YIELDS ARE USUALLY USED
   FOR BOND FUNDS. YIELDS CHANGE
   DAILY, REFLECTING CHANGES IN
   INTEREST RATES.
   TOTAL RETURN REFLECTS BOTH THE
   REINVESTMENT OF INCOME AND
   CAPITAL GAIN DISTRIBUTIONS, AND
   ANY CHANGE IN A FUND'S SHARE
   PRICE.
   (CHECKMARK)
EXPLANATION OF TERMS
   YEAR-BY-YEAR TOTAL RETURNS
   Calendar years 1988 1989 1990 1991 1992 1993 1994 1995 1996
1997
   SPARTAN OH

   MUNI INCOME 12.93% 9.99% 7.50% 11.45% 8.66% 12.56% -5.55% 16.39%
4.23% 8.74%
   Lipper OH Muni. Debt Funds Average 12.15% 9.62% 6.43% 11.41% 8.85% 12.26% -6.14% 16.81% 3.35% 8.16%
   Consumer Price Index 4.42% 4.65% 6.11% 3.06% 2.90% 2.75% 2.67%
2.54% 3.32% 1.70%
   Percentage (%)
Row: 1, Col: 1, Value: 12.93
Row: 2, Col: 1, Value: 9.99
Row: 3, Col: 1, Value: 7.5
Row: 4, Col: 1, Value: 11.45
Row: 5, Col: 1, Value: 8.66
Row: 6, Col: 1, Value: 12.56
Row: 7, Col: 1, Value: -5.5
Row: 8, Col: 1, Value: 16.39
Row: 9, Col: 1, Value: 4.23
Row: 10, Col: 1, Value: 8.739999999999998
   (LARGE SOLID BOX) Spartan OH Muni
   Income
TOTAL RETURN is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gains. A CUMULATIVE TOTAL RETURN reflects actual performance over a stated period of time. An AVERAGE ANNUAL TOTAL RETURN is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results. YIELD refers to the income generated by an investment in a fund over a given period of time, expressed as an annual percentage rate. When a money market fund yield assumes that income earned is reinvested, it is called an EFFECTIVE YIELD. A TAX-EQUIVALENT YIELD shows what an investor would have to earn before taxes to equal a tax-free yield. Yields for the bond fund are calculated according to a standard that is required for all stock and bond funds. Because this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.
LEHMAN BROTHERS OHIO 4 PLUS YEAR MUNICIPAL BOND INDEX is a total return performance benchmark for Ohio investment-grade municipal bonds with maturities of at least four years.
Unlike each fund's returns, the total returns of the comparative index do not include the effect of any brokerage commissions, transaction fees, or other costs of investing.
THE CONSUMER PRICE INDEX is a widely recognized measure of inflation calculated by the U.S. Government.
THE COMPETITIVE FUNDS AVERAGE is the Lipper Ohio Municipal Debt Funds Average for Spartan Ohio Municipal Income. As of December 31, 1997,
the average reflected the performance of    50     mutual funds with
similar investment objectives. This average, published by Lipper Analytical Services, Inc., excludes the effect of sales loads.
The funds' recent strategies, performance, and holdings are detailed twice a year in financial reports, which are sent to all shareholders. For current performance or a free annual report, call 1-800-544-8888. TOTAL RETURNS AND YIELDS ARE BASED ON PAST RESULTS AND ARE NOT AN INDICATION OF FUTURE PERFORMANCE.
THE FUNDS IN DETAIL


CHARTER
EACH FUND IS A MUTUAL FUND: an investment that pools shareholders' money and invests it toward a specified goal. Ohio Municipal Money Market Fund is a non-diversified fund of Fidelity Municipal Trust II, and Spartan Ohio Municipal Income Fund is a non-diversified fund of Fidelity Municipal Trust. Both trusts are open-end management investment companies. Fidelity Municipal Trust was organized as a Massachusetts business trust on June 22, 1984. Fidelity Municipal Trust II was organized as a Delaware business trust on June 20, 1991. There is a remote possibility that one fund might become liable for a misstatement in the prospectus about another fund.
EACH FUND IS GOVERNED BY A BOARD OF TRUSTEES which is responsible for protecting the interests of shareholders. The trustees are experienced executives who meet periodically throughout the year to oversee the funds' activities, review contractual arrangements with companies that provide services to the funds, and review the funds' performance. The trustees serve as trustees for other Fidelity funds. The majority of trustees are not otherwise affiliated with Fidelity.
THE FUNDS MAY HOLD SPECIAL SHAREHOLDER MEETINGS AND MAIL PROXY MATERIALS. These meetings may be called to elect or remove trustees, change fundamental policies, approve a management contract, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. Fidelity will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. The number of votes you are entitled to is based upon the dollar value of your investment.
FMR AND ITS AFFILIATES
FIDELITY FACTS
Fidelity offers the broadest
selection of mutual funds
in the world.
(solid bullet) Number of Fidelity mutual
funds: over    226
(solid bullet) Assets in Fidelity mutual
funds: over $   529     billion
(solid bullet) Number of shareholder
accounts: over    34     million
(solid bullet) Number of investment
analysts and portfolio
managers: over    265
(checkmark)
The funds are managed by FMR, which chooses their investments and
handles their business affairs.    FIMM, located in Merrimack, New
Hampshire, has primary responsibility for providing investment management services for the money market fund. Beginning January 1, 1999, FIMM will have primary responsibility for providing investment management services for the bond fund.
George Fischer is Vice President and manager of Spartan Ohio Municipal Income, which he has managed since April 1997. He also manages several other Fidelity funds. Since joining Fidelity in 1989, Mr. Fischer has worked as an analyst and manager.
Fidelity investment personnel may invest in securities for their own accounts pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.
Fidelity Distributors Corporation (FDC) distributes and markets Fidelity's funds and services.
UMB Bank, n.a. (UMB) is each fund's transfer agent, and is located at
1010 Grand Avenue, Kansas City, Missouri. UMB employs    Fidelity
Service Company, Inc.     (   FSC    ) to perform transfer
    agent servicing functions for each fund.
FMR Corp. is the ultimate parent company of FMR and F   IMM    .
Members of the Edward C. Johnson 3d family are the predominant owners of a class of shares of common stock representing approximately 49% of the voting power of FMR Corp. Under the Investment Company Act of 1940 (the 1940 Act), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company; therefore, the Johnson family may be deemed under the 1940 Act to form a controlling group with respect to FMR Corp.
FMR may use its broker-dealer affiliates and other firms that sell fund shares to carry out a fund's transactions, provided that the fund receives brokerage services and commission rates comparable to those of other broker-dealers.
INVESTMENT PRINCIPLES AND RISKS
MONEY MARKET FUNDS IN GENERAL. The yield of a money market fund will change daily based on changes in interest rates and market conditions. Money market funds comply with industry-standard requirements
   on     the quality, maturity, and diversification of their
investments, which are designed to help maintain a stable $1.00 share price. Of course, there is no guarantee that a money market fund will be able to maintain a stable $1.00 share price. It is possible that a major change in interest rates or a default on a money market fund's investments could cause its share price (and the value of your investment) to change.
FIDELITY'S APPROACH TO MONEY MARKET FUNDS. Money market funds earn income at current money market rates. In managing money market funds, FMR stresses preservation of capital, liquidity, and income. The money market fund will purchase only high-quality securities that FMR believes present minimal credit risks and will observe maturity restrictions on securities it buys.
OHIO MUNICIPAL MONEY MARKET seeks to earn high current income that is free from federal income tax, Ohio personal income tax, and other taxes in Ohio while maintaining a stable $1.00 share price, by investing in high-quality, short-term municipal money market
securities of all types, including securities    structured     so
that they are eligible investments for the fund. FMR normally invests the fund's assets so that at least 80% of the fund's income distributions are free from both federal and state income tax.
BOND FUNDS IN GENERAL. The yield and share price of a bond fund change daily based on changes in interest rates and market conditions, and in response to other economic, political or financial events. The types and maturities of the securities a bond fund purchases and the credit quality of their issuers will impact a bond fund's reaction to these events.
INTEREST RATE RISK. In general, bond prices rise when interest rates fall and fall when interest rates rise. Longer-term bonds are usually more sensitive to interest rate changes. In other words, the longer the maturity of a bond, the greater the impact a change in interest rates is likely to have on the bond's price. In addition, short-term interest rates and long-term interest rates do not necessarily move in the same amount or in the same direction. A short-term bond tends to react to changes in short-term interest rates and a long-term bond tends to react to changes in long-term interest rates.
ISSUER RISK. The price of a bond is affected by the credit quality of its issuer. Changes in the financial condition of an issuer, changes in general economic conditions, and changes in specific economic conditions that affect a particular type of issuer can impact the credit quality of an issuer. Lower quality bonds generally tend to be more sensitive to these changes than higher quality bonds.
MUNICIPAL MARKET RISK. Municipal securities are backed by the entity that issued them and/or other revenue streams. Municipal security values may be significantly affected by political changes as well as uncertainties in the municipal market related to taxation or the rights of municipal securities holders.
FIDELITY'S APPROACH TO BOND FUNDS. The total return from a bond includes both income and price gains or losses. In selecting investments for a bond fund, FMR considers a bond's expected income together with its potential for price gains or losses. While income is the most important component of bond returns over time, a bond fund's emphasis on income does not mean the fund invests only in the highest-yielding bonds available, or that it can avoid losses of principal.
FMR focuses on assembling a portfolio of income-producing bonds that it believes will provide the best balance between risk and return within the range of eligible investments for the fund. FMR's evaluation of a potential investment includes an analysis of the credit quality of the issuer, its structural features, its current price compared to FMR's estimate of its long-term value, and any short-term trading opportunities resulting from market inefficiencies. In structuring a bond fund, FMR allocates assets among different market sectors (for example, general obligation bonds of a state or bonds financing a specific project) and different maturities based on its view of the relative value of each sector or maturity. The performance of the fund will depend on how successful FMR is in pursuing this approach.
SPARTAN OHIO MUNICIPAL INCOME seeks high current income that is free from federal income tax, Ohio personal income tax, and other taxes in Ohio by investing in investment-grade municipal securities under normal conditions. FMR normally invests the fund's assets so that at least 80% of the fund's income is free from both federal and state income taxes.
Although the fund does not maintain an average maturity within a specified range, FMR seeks to manage the fund so that it generally reacts to changes in interest rates similarly to municipal bonds with maturities between eight and 18 years. As of December 31, 1997, the
fund's dollar-weighted average maturity was approximately    11.6
years.
EACH FUND normally invests in municipal securities. FMR may invest all of each fund's assets in municipal securities issued to finance private activities. The interest from these securities is a tax-preference item for purposes of the federal alternative minimum tax.
Each fund's performance is affected by the economic and political conditions within the state of Ohio. Ohio's economy, like that of other industrially developed states, tends to be more cyclical and vulnerable to economic downturns than the economies of some other states and the United States as a whole.
The funds differ primarily with respect to the level of income provided and the stability of their share price. The money market fund seeks to provide income while maintaining a stable share price. The bond fund seeks to provide a higher level of income by investing in a broader range of securities. As a result, the bond fund does not seek to maintain a stable share price. In addition, since the money market fund concentrates its investments in Ohio municipal securities, an investment in the money market fund may be riskier than an investment in other types of money market funds.
FMR may use various techniques to hedge a portion of the bond fund's risks, but there is no guarantee that these strategies will work as intended. When you sell your shares of the bond fund, they may be worth more or less than what you paid for them.
FMR normally invests each fund's assets according to its investment strategy. The funds do not expect to invest in federally taxable obligations, and the bond fund does not expect to invest in state taxable obligations. However, during periods when FMR believes that state tax-free obligations that meet fund standards are not available, the bond fund may invest 20% of its assets in obligations whose interest payments are only federally tax-exempt. Each fund also reserves the right to invest without limitation in short-term instruments, to hold a substantial amount of uninvested cash, or to invest more than normally permitted in taxable obligations for temporary, defensive purposes.
SECURITIES AND INVESTMENT PRACTICES
The following pages contain more detailed information about types of instruments in which a fund may invest, strategies FMR may employ in pursuit of a fund's investment objective, and a summary of related risks. Any restrictions listed supplement those discussed earlier in this section. A complete listing of each fund's limitations and more detailed information about each fund's investments are contained in a fund's SAI. Policies and limitations are considered at the time of purchase; the sale of instruments is not required in the event of a subsequent change in circumstances.
FMR may not buy all of these instruments or use all of these techniques unless it believes that they are consistent with a fund's investment objective and policies and that doing so will help a fund achieve its goal. Fund holdings and recent investment strategies are detailed in each fund's financial reports, which are sent to shareholders twice a year. For a free SAI or financial report, call 1-800-544-8888.
DEBT SECURITIES. Bonds and other debt instruments are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable, or floating rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.
Debt securities have varying levels of sensitivity to changes in interest rates and varying degrees of credit quality. In general, bond prices rise when interest rates fall, and fall when interest rates rise. Longer-term bonds and zero coupon bonds are generally more sensitive to interest rate changes.
In addition, bond prices are also affected by the credit quality of the issuer. Investment-grade debt securities are medium- and high-quality securities. Some, however, may possess speculative characteristics, and may be more sensitive to economic changes and to changes in the financial condition of issuers.
RESTRICTIONS:    Spartan Ohio Municipal Income     normally invests in
investment-grade securities, but reserves the right to invest up to 5% of its assets in below investment-grade securities (sometimes called "junk bonds"). A security is considered to be investment-grade if it is rated investment-grade by Moody's Investors Service (Moody's), Standard & Poor's (S&P), Duff & Phelps Credit Rating Co., or Fitch
   IBCA, Inc.,     or is unrated but judged to be of equivalent
quality by FMR.    Spartan Ohio Municipal Income     may not invest in
securities judged by FMR to be of equivalent quality to those rated lower than B by Moody's or S&P.
MONEY MARKET SECURITIES are high-quality, short-term instruments issued by municipalities, local and state governments, and other entities. These securities may carry fixed, variable, or floating
interest rates.    M    oney market securities    may be structured or
may     employ a trust or similar structure so that they are eligible investments for money market funds. If the structure does not perform as intended, adverse tax or investment consequences may result.
CREDIT AND LIQUIDITY SUPPORT. Issuers may employ various forms of credit and liquidity enhancement, including letters of credit, guarantees, puts and demand features, and insurance, provided by foreign or domestic entities such as banks and other financial institutions. These arrangements expose a fund to the credit risk of the entity providing the credit or liquidity support. Changes in the credit quality of the provider could affect the value of the security and a fund's share price. In addition, in the case of foreign providers of credit or liquidity support, extensive public information about the provider may not be available, and unfavorable political, economic, or governmental developments could affect its ability to honor its commitment.
MUNICIPAL SECURITIES are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, or financing for specific projects or public facilities. They may be fully or partially backed by the local government, or by the credit of a private issuer or the current or anticipated revenues from specific projects or assets. Because many municipal securities are issued to finance similar types of projects, especially those relating to education, health care, housing, transportation, and utilities, the municipal markets can be affected by conditions in those sectors. In addition, all municipal securities may be affected by uncertainties regarding their tax status, legislative changes, or rights of municipal securities holders. A municipal security may be owned directly or through a participation interest.
STATE MUNICIPAL SECURITIES include municipal obligations issued by the state of Ohio or its counties, municipalities, authorities, or other subdivisions. The ability of issuers to repay their debt can be affected by many factors that impact the economic vitality of either the state or a region within the state.
Other state municipal securities include obligations of the U.S. territories and possessions such as Guam, the Virgin Islands, Puerto Rico, and their political subdivisions and public corporations. The economy of Puerto Rico is closely linked to the U.S. economy, and will be affected by the strength of the U.S. dollar, interest rates, the price stability of oil imports, and the continued existence of favorable tax incentives.
ASSET-BACKED SECURITIES include interests in pools of purchase contracts, financing leases, or sales agreements entered into by municipalities. The value of these securities depends on many factors, including changes in interest rates, the availability of information concerning the pool and its structure, the credit quality of the underlying assets, the market's perception of the servicer of the pool, and any credit enhancement provided. In addition, these securities may be subject to prepayment risk.
VARIABLE AND FLOATING RATE SECURITIES have interest rates that are periodically adjusted either at specific intervals or whenever a benchmark rate changes. Inverse floaters have interest rates that move
in the opposite direction from a benchmark,    often     making the
security's market value more volatile.
MUNICIPAL LEASE OBLIGATIONS are used by municipalities to acquire land, equipment, or facilities. If the municipality stops making payments or transfers its obligations to a private entity, the obligation could lose value or become taxable.
PUT FEATURES entitle the holder to put (sell back) a security to the issuer or another party. In exchange for this benefit, a fund may accept a lower interest rate. The credit quality of the investment may be affected by the creditworthiness of the put provider. Demand features, standby commitments, and tender options are types of put features.
PRIVATE ENTITIES may be involved in some municipal securities. For example, industrial revenue bonds are backed by private entities, and resource recovery bonds often involve private corporations. The viability of a project or tax incentives could affect the value and credit quality of these securities.
ADJUSTING INVESTMENT EXPOSURE. A fund can use various techniques to increase or decrease its exposure to changing security prices, interest rates, or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling options and futures contracts, and purchasing indexed securities.
FMR can use these practices to adjust the risk and return characteristics of a fund's portfolio of investments. If FMR judges market conditions incorrectly or employs a strategy that does not correlate well with a fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.
ILLIQUID AND RESTRICTED SECURITIES. Some investments may be determined by FMR, under the supervision of the Board of Trustees, to be illiquid, which means that they may be difficult to sell promptly at an acceptable price. The sale of some illiquid securities and some other securities may be subject to legal restrictions. Difficulty in selling securities may result in a loss or may be costly to a fund.
RESTRICTIONS: A fund may not purchase a security if, as a result, more than 10% of its assets would be invested in illiquid securities. WHEN-ISSUED AND FORWARD PURCHASE OR SALE TRANSACTIONS are trading practices in which payment and delivery for the security take place at a later date than is customary for that type of security. The market value of the security could change during this period.
CASH MANAGEMENT. A fund may invest in money market securities and in a money market fund available only to funds and accounts managed by FMR or its affiliates, whose goal is to seek a high level of current income exempt from federal income tax while maintaining a stable $1.00 share price. A major change in interest rates or a default on the money market fund's investments could cause its share price to change.
RESTRICTIONS: Spartan Ohio Municipal Income does not currently intend to invest in a money market fund.
DIVERSIFICATION. Diversifying a fund's investment portfolio can reduce the risks of investing. This may include limiting the amount of money invested in any one issuer or, on a broader scale, in any one industry or type of project. Economic, business, or political changes can affect all securities of a similar type. A fund that is not diversified may be more sensitive to changes in the market value of a single issuer or industry.
RESTRICTIONS: Each fund is considered non-diversified. Generally, to meet federal tax requirements at the close of each quarter, each fund does not invest more than 25% of its total assets in any one issuer and, with respect to 50% of total assets, does not invest more than 5% of its total assets in any issuer. These limitations do not apply to U.S. Government securities or to securities of other investment companies. Each fund may invest more than 25% of its total assets in tax-free securities that finance similar types of projects.
BORROWING. Each fund may borrow from banks or from other funds advised by FMR, or through reverse repurchase agreements. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.
RESTRICTIONS: Each fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 331/3% of its total assets. FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS
Some of the policies and restrictions discussed on the preceding pages are fundamental, that is, subject to change only by shareholder approval. The following paragraphs restate all those that are fundamental. All policies stated throughout this prospectus, other than those identified in the following paragraphs, can be changed without shareholder approval.
OHIO MUNICIPAL MONEY MARKET seeks as high a level of current income, exempt from federal income tax and from Ohio personal income tax, as is consistent with the preservation of capital.
The fund will normally invest so that at least 80% of its income distributions are exempt from federal and state income tax.
SPARTAN O   HIO MUNICIPAL     INCOME seeks a high level of current
income exempt from federal income tax and Ohio personal income tax by investing primarily in investment-grade municipal bonds. The fund also seeks income exempt from certain business or corporate taxes.
The fund will normally invest so that at least 80% of its income is exempt from federal and state income taxes. During periods when FMR believes that state tax-free obligations that meet the fund's standards are not available, the fund may invest up to 20% of its assets in obligations whose interest payments are only federally tax-exempt.
The fund may invest up to one-third of its assets in bonds judged by FMR to be of equivalent quality to those rated lower than BBB or Baa but not lower than B.
Each fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 331/3% of its total assets.
BREAKDOWN OF EXPENSES
Like all mutual funds, the funds pay fees related to their daily operations. Expenses paid out of a fund's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.
Each fund pays a MANAGEMENT FEE to FMR for managing its investments and business affairs. FMR in turn pays fees to an affiliate who provides assistance with these services for the money market fund. Each fund also pays OTHER EXPENSES, which are explained on page .
FMR may, from time to time, agree to reimburse the funds for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by a fund if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be terminated at any time without notice, can decrease a fund's expenses and boost its performance.
MANAGEMENT FEE
The management fee is calculated and paid to FMR every month. The fee is calculated by adding a group fee rate to an individual fund fee
rate, multiplying the result by the fund's    monthly     average net
assets    and dividing by twelve.
The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.37%, and it drops as total assets under management increase.
For December 1997, the group fee rate was 0   .1372    %. The
individual fund fee rate is 0.25% for each fund.
The total management fee    for Ohio Municipal Money Market     for
the fiscal year ended December 31, 1997 was    0.39    %    of the
fund's average net assets    . Because of a reimbursement arrangement,
the total management fee    for Spartan Ohio Municipal Income     for
the fiscal year ended December 31, 1997 was    0.37    %    of the
fund's average net assets    .
   UNDERSTANDING THE
   MANAGEMENT FEE
   The management fee FMR
   receives is designed to be
   responsive to changes in FMR's
   total assets under
   management. Building this
   variable into the fee
   calculation assures
   shareholders that they will pay
   a lower rate as FMR's assets
   under management increase.
   (checkmark)
   FIMM     is Ohio Municipal Money Market's sub-adviser and has
primary responsibility for managing its investments. FMR is responsible for providing other management services. FMR pays FIMM 50% of its management fee (before expense reimbursements) for
   FIMM's     services. FMR paid    FMR Texas Inc., the predecessor
company to FIMM,     a fee equal to    0.19    % of Ohio Municipal
Money Market's average net assets for the fiscal year ended December
31, 1997.
Beginning January 1, 1999, FIMM will have primary responsibility for managing Spartan Ohio Municipal Income's investments. FMR will pay FIMM 50% of its management fee (before expenses reimbursements) for FIMM's services.
OTHER EXPENSES
While the management fee is a significant component of the funds' annual operating costs, the funds have other expenses as well.
UMB is the transfer and service agent for each fund. UMB has entered into sub-agreements with FSC under which FSC performs transfer agency, dividend disbursing, shareholder servicing, and accounting functions for the funds. These services include processing shareholder transactions, valuing each fund's investments, and calculating each fund's share price and dividends.
Under the terms of the sub-agreements, FSC receives all related fees paid to UMB by each fund.
For the fiscal year ended December 31, 1997, transfer agency and pricing and bookkeeping fees paid (as a percentage of average net
assets) amounted to the following.    These amounts are before expense
    reductions, if any.
                         Transfer Agency and
                         Pricing and Bookkeeping
                         Fees Paid by Fund

OH Muni Money Market        0.17    %

Spartan OH Muni Income      0.16    %

Each fund also pays other expenses, such as legal, audit, and custodian fees; in some instances, proxy solicitation costs; and the compensation of trustees who are not affiliated with Fidelity. A broker-dealer may use a portion of the commissions paid by a fund to reduce that fund's custodian or transfer agent fees.
Each fund has adopted a DISTRIBUTION AND SERVICE PLAN. Each plan recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with the distribution of fund shares. FMR directly, or through FDC, may make payments to third parties, such as banks or broker-dealers, that engage in the sale of, or provide shareholder support services for, the fund's shares. Currently, the Board of Trustees of each fund has authorized such payments.
For the fiscal year ended December 31, 1997, the portfolio turnover
rate for the bond fund was    15    %. This rate varies    from
year to year.
YOUR ACCOUNT


DOING BUSINESS WITH FIDELITY
Fidelity Investments was established in 1946 to manage one of America's first mutual funds. Today, Fidelity is the largest mutual fund company in the country, and is known as an innovative provider of high-quality financial services to individuals and institutions.
In addition to its mutual fund business, the company operates one of America's leading discount brokerage firms, Fidelity Brokerage Services, Inc. (FBSI). Fidelity is also a leader in providing tax-advantaged retirement plans for individuals investing on their own or through their employer.
Fidelity is committed to providing investors with practical information to make investment decisions. Based in Boston, Fidelity provides customers with complete service 24 hours a day, 365 days a year, through a network of telephone service centers around the country.
To reach Fidelity for general information, call these numbers:
(small solid bullet) For mutual funds, 1-800-544-8888
(small solid bullet) For brokerage, 1-800-544-7272
If you would prefer to speak with a representative in person, Fidelity has over 80 walk-in Investor Centers across the country.
TYPES OF ACCOUNTS
You may set up an account directly in a fund or, if you own or intend to purchase individual securities as part of your total investment portfolio, you may consider investing in a fund through a brokerage
account. You can choose O   hio Municipal Mon    ey Market as your
core account for your Fidelity Ultra Service Account(registered trademark) or FidelityPlusSM brokerage account.
You may purchase or sell shares of the funds through an investment professional, including a broker, who may charge you a transaction fee for this service. If you invest through FBSI, another financial institution, or an investment professional, read their program materials for any special provisions, additional service features or fees that may apply to your investment in a fund. Certain features of the fund, such as the minimum initial or subsequent investment amounts, may be modified.
The different ways to set up (register) your account with Fidelity are listed in the table that follows.
WAYS TO SET UP YOUR ACCOUNT
INDIVIDUAL OR JOINT TENANT
FOR YOUR GENERAL INVESTMENT NEEDS
Individual accounts are owned by one person. Joint accounts can have two or more owners (tenants).
GIFTS OR TRANSFERS TO A MINOR (UGMA, UTMA)
TO INVEST FOR A CHILD'S EDUCATION OR OTHER FUTURE NEEDS
These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $10,000 a year per child without paying federal gift tax. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act
(UGMA) or the Uniform Transfers to Minors Act (UTMA).
TRUST
FOR MONEY BEING INVESTED BY A TRUST
The trust must be established before an account can be opened. BUSINESS OR ORGANIZATION
FOR INVESTMENT NEEDS OF CORPORATIONS, ASSOCIATIONS, PARTNERSHIPS, OR
OTHER GROUPS
Requires a special application.
HOW TO BUY SHARES
THE PRICE TO BUY ONE SHARE of each fund is the fund's net asset value per share (NAV). The money market fund is managed to keep its NAV stable at $1.00. Each fund's shares are sold without a sales charge. Your shares will be purchased at the next NAV calculated after your investment is received in proper form. Each fund's NAV is normally calculated each business day at 4:00 p.m. Eastern time.
Each fund reserves the right to reject any specific purchase order,
including certain pu   r    chas   es     by exchange. See "Exchange
Restrictions" on page . Purchase orders may be refused if, in FMR's opinion, they would disrupt management of a fund.
IF YOU ARE NEW TO FIDELITY, complete and sign an account application and mail it along with your check. You may also open your account in person or by wire as described on page . If there is no application accompanying this prospectus, call 1-800-544-8888.
IF YOU ALREADY HAVE MONEY INVESTED IN A FIDELITY FUND, you can:
(small solid bullet) Mail in an application with a check, or
(small solid bullet) Open your account by exchanging from another
Fidelity fund.
If you buy shares by check or Fidelity Money Line(registered trademark), and then sell those shares by any method other than by exchange to another Fidelity fund, the payment may be delayed for up to seven business days to ensure that your previous investment has cleared.
MINIMUM INVESTMENTS
TO OPEN AN ACCOUNT
for OH Muni Money Market  $5,000
for Spartan OH Muni Income  $10,000
TO ADD TO AN ACCOUNT
for OH Muni Money Market  $500
Through regular investment plans* $100
for Spartan OH Muni Income $1,000
Through regular investment plans* $500
MINIMUM BALANCE
for OH Muni Money Market  $2,000
for Spartan OH Muni Income  $5,000
*FOR MORE INFORMATION ABOUT REGULAR INVESTMENT PLANS, PLEASE REFER TO
"INVESTOR SERVICES," PAGE        .
These minimums may vary for investments through Fidelity Portfolio Advisory Services. Refer to the program materials for details.

                                       TO OPEN                                TO ADD TO
                                       AN                                     AN
                                       ACCOUNT                                ACCOUNT

Phone 1-800-544-7777 (phone_graphic)   (small solid bullet) Exchange from     (small solid bullet) Exchange
                                       another Fidelity                       from another
                                       fund account                           Fidelity fund
                                       with the same                          account with
                                       registration,                          the same
                                       including name,                        registration,
                                       address, and                           including
                                       taxpayer ID                            name,
                                       number.                                address, and
                                                                              taxpayer ID
                                                                              number.
                                                                              (small solid bullet) Use Fidelity
                                                                              Money Line
                                                                              to transfer
                                                                              from your
                                                                              bank
                                                                              account. Call
                                                                              before your
                                                                              first use to
                                                                              verify that
                                                                              this service is
                                                                              in place on
                                                                              your account.
                                                                              Maximum
                                                                              Money Line:
                                                                              up to
                                                                              $100,000.

Mail (mail_graphic)                    (small solid bullet) Complete and      (small solid bullet) Make your
                                       sign the                               check payable
                                       application.                           to the
                                       Make your                              complete
                                       check payable to                       name of the
                                       the complete                           fund. Indicate
                                       name of the                            your fund
                                       fund. Mail to the                      account
                                       address indicated                      number on
                                       on the                                 your check
                                       application.                           and mail to
                                                                              the address
                                                                              printed on
                                                                              your account
                                                                              statement.
                                                                              (small solid bullet) Exchange by
                                                                              mail: call
                                                                              1-800-544-66
                                                                              66 for
                                                                              instructions.

In Person (hand_graphic)               (small solid bullet) Bring your        (small solid bullet) Bring your
                                       application and                        check to a
                                       check                                  Fidelity
                                       to a Fidelity                          Investor
                                       Investor Center.                       Center. Call
                                       Call                                   1-800-544-97
                                       1-800-544-97                           97 for the
                                       97 for the                             center nearest
                                       center nearest                         you.
                                       you.

Wire (wire_graphic)                    (small solid bullet) Call              (small solid bullet) Wire to:
                                       1-800-544-77                           Bankers Trust
                                       77 to set up                           Company,
                                       your account                           Bank Routing
                                       and to arrange                         #02100103
                                       a wire                                 3,
                                       transaction.                           Account
                                       (small solid bullet) Wire within 24    #00163053.
                                       hours to:                              Specify the
                                       Bankers Trust                          complete
                                       Company,                               name of the
                                       Bank Routing                           fund and
                                       #021001033,                            include your
                                       Account                                account
                                       #00163053.                             number and
                                       Specify the                            your name.
                                       complete name
                                       of the fund and
                                       include your
                                       new account
                                       number and
                                       your name.

Automatically (automatic_graphic)      (small solid bullet) Not available.    (small solid bullet) Use Fidelity
                                                                              Automatic
                                                                              Account
                                                                              Builder. Sign
                                                                              up for this
                                                                              service when
                                                                              opening your
                                                                              account, or
                                                                              call
                                                                              1-800-544-6
                                                                              666 to add
                                                                              it.



(tdd_graphic) TDD - Service for the Deaf and Hearing Impaired: 1-800-544-0118


HOW TO SELL SHARES
You can arrange to take money out of your fund account at any time by selling (redeeming) some or all of your shares.
THE PRICE TO SELL ONE SHARE of each fund is the fund's NAV.
Your shares will be sold at the next NAV calculated after your order
is received    in proper form    . Each fund's NAV is normally
calculated each business day at 4:00 p.m. Eastern time.
TO SELL SHARES THROUGH YOUR FIDELITY ULTRA SERVICE OR FIDELITYPLUS ACCOUNT, call 1-800-544-6262 to receive a handbook with instructions. IF YOU ARE SELLING SOME BUT NOT ALL OF YOUR SHARES, leave at least $5,000 worth of shares in the account ($2,000 for the money market fund) to keep it open.
TO SELL SHARES BY BANK WIRE OR FIDELITY MONEY LINE, you will need to sign up for these services in advance.
CERTAIN REQUESTS MUST INCLUDE A SIGNATURE GUARANTEE. It is designed to protect you and Fidelity from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:
(small solid bullet) You wish to redeem more than $100,000 worth of shares,
(small solid bullet) Your account registration has changed within the last 30 days,
(small solid bullet) The check is being mailed to a different address than the one on your account (record address),
(small solid bullet) The check is being made payable to someone other than the account owner, or
(small solid bullet) The redemption proceeds are being transferred to a Fidelity account with a different registration.
You should be able to obtain a signature guarantee from a bank, broker (including Fidelity Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.
SELLING SHARES IN WRITING
Write a "letter of instruction" with:
(small solid bullet) Your name,
(small solid bullet) The fund's name,
(small solid bullet) Your fund account number,
(small solid bullet) The dollar amount or number of shares to be redeemed, and
(small solid bullet) Any other applicable requirements listed in the table that follows.
Unless otherwise instructed, Fidelity will send a check to the record address. Deliver your letter to a Fidelity Investor Center, or mail it to:
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
CHECKWRITING
If you have a checkbook for your account, you may write an unlimited number of checks. Do not, however, try to close out your account by check.
      ACCOUNT TYPE   SPECIAL REQUIREMENTS


Phone 1-800-544-777 (phone_graphic)              All account types    (small solid bullet) Maximum
                                                                      check request:
                                                                      $100,000.
                                                                      (small solid bullet) For Money
                                                                      Line transfers
                                                                      to your bank
                                                                      account;
                                                                      minimum:
                                                                      $10;
                                                                      maximum: up
                                                                      to $100,000.
                                                                      (small solid bullet) You may
                                                                      exchange to
                                                                      other Fidelity
                                                                      funds if both
                                                                      accounts are
                                                                      registered with
                                                                      the same
                                                                      name(s),
                                                                      address, and
                                                                      taxpayer ID
                                                                      number.

Mail or in Person (mail_graphic)(hand_graphic)   Individual, Joint    (small solid bullet) The letter of
                                                 Tenant,              instruction must
                                                 Sole Proprietorshi   be signed by
                                                 p, UGMA, UTMA        all persons
                                                 Trust                required to sign
                                                                      for
                                                                      transactions,
                                                                      exactly as their
                                                 Business or          names appear
                                                 Organization         on the account.
                                                                      (small solid bullet) The trustee
                                                                      must sign the
                                                                      letter indicating
                                                                      capacity as
                                                 Executor,            trustee. If the
                                                 Administrator,       trustee's name
                                                 Conservator,         is not in the
                                                 Guardian             account
                                                                      registration,
                                                                      provide a copy
                                                                      of the trust
                                                                      document
                                                                      certified within
                                                                      the last 60
                                                                      days.
                                                                      (small solid bullet) At least one
                                                                      person
                                                                      authorized by
                                                                      corporate
                                                                      resolution to
                                                                      act on the
                                                                      account must
                                                                      sign the letter.
                                                                      (small solid bullet) Include a
                                                                      corporate
                                                                      resolution with
                                                                      corporate seal
                                                                      or a signature
                                                                      guarantee.
                                                                      (small solid bullet) Call
                                                                      1-800-544-66
                                                                      66 for
                                                                      instructions.

Wire (wire_graphic)                              All account types    (small solid bullet) You must sign
                                                                      up for the wire
                                                                      feature before
                                                                      using it. To
                                                                      verify that it is
                                                                      in place, call
                                                                      1-800-544-66
                                                                      66. Minimum
                                                                      wire: $5,000.
                                                                      (small solid bullet) Your wire
                                                                      redemption
                                                                      request must
                                                                      be received    in
                                                                         proper form     by
                                                                      Fidelity before
                                                                      4:00 p.m.
                                                                      Eastern time
                                                                      for money to
                                                                      be wired on
                                                                      the next
                                                                      business day.

Check (check_graphic)                            All account types    (small solid bullet) Minimum
                                                                      check: $500
                                                                      for Ohio
                                                                      Municipal
                                                                      Money Market
                                                                      and $1,000
                                                                      for Spartan
                                                                      Ohio Municipal
                                                                      Income.
                                                                      (small solid bullet) All account
                                                                      owners must
                                                                      sign a
                                                                      signature card
                                                                      to receive a
                                                                      checkbook.



(tdd_graphic) TDD - Service for the Deaf and Hearing Impaired: 1-800-544-0118



INVESTOR SERVICES
Fidelity provides a variety of services to help you manage your account.
INFORMATION SERVICES
FIDELITY'S TELEPHONE REPRESENTATIVES are available 24 hours a day, 365 days a year. Whenever you call, you can speak with someone equipped to provide the information or service you need.
24-HOUR SERVICE
ACCOUNT ASSISTANCE
1-800-544-6666
ACCOUNT TRANSACTIONS
1-800-544-7777
PRODUCT INFORMATION
1-800-544-8888
RETIREMENT ACCOUNT ASSISTANCE
1-800-544-4774
TOUCHTONE XPRESSSM
1-800-544-5555
 AUTOMATED SERVICE
(checkmark)
STATEMENTS AND REPORTS that Fidelity sends to you include the following:
(small solid bullet) Confirmation statements (after every transaction, except reinvestments, that affects your account balance or your account registration)
(small solid bullet) Account statements (quarterly)
(small solid bullet) Financial reports (every six months)
To reduce expenses, only one copy of most financial reports and prospectuses will be mailed to your household, even if you have more than one account in the fund. Call 1-800-544-6666 if you need copies of financial reports, prospectuses, or historical account information. TRANSACTION SERVICES
EXCHANGE PRIVILEGE. You may sell your fund shares and buy shares of other Fidelity funds by telephone or in writing.
Note that exchanges out of a fund are limited to four per calendar year (except for the money market fund), and that they may have tax consequences for you. For details on policies and restrictions governing exchanges, including circumstances under which a shareholder's exchange privilege may be suspended or revoked, see page
 .
SYSTEMATIC WITHDRAWAL PLANS let you set up periodic redemptions from your account.
FIDELITY MONEY LINE(registered trademark) enables you to transfer money by phone between your bank account and your fund account. Most transfers are complete within three business days of your call. REGULAR INVESTMENT PLANS
One easy way to pursue your financial goals is to invest money regularly. Fidelity offers convenient services that let you transfer money into your fund account, or between fund accounts, automatically. While regular investment plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for a home, educational expenses, and other long-term financial goals.
REGULAR INVESTMENT PLANS
FIDELITY AUTOMATIC ACCOUNT BUILDERSM
TO MOVE MONEY FROM YOUR BANK ACCOUNT TO A FIDELITY FUND

MINIMUM          FREQUENCY            SETTING UP OR CHANGING
$100 FOR OH MUNI MONTHLY OR QUARTERLY (SMALL SOLID BULLET) FOR A NEW ACCOUNT, COMPLETE THE APPROPRIATE SECTION ON THE FUND
MONEY MARKET                          APPLICATION.
$500 FOR SPARTAN                      (SMALL SOLID BULLET) FOR EXISTING ACCOUNTS, CALL 1-800-544-6666 FOR AN APPLICATION.
OH MUNI INCOME                        (SMALL SOLID BULLET) TO CHANGE THE AMOUNT OR FREQUENCY OF YOUR INVESTMENT, CALL
                                      1-800-544-6666 AT LEAST THREE BUSINESS DAYS PRIOR TO YOUR NEXT
                                      SCHEDULED INVESTMENT DATE.


DIRECT DEPOSIT
TO SEND ALL OR A PORTION OF YOUR PAYCHECK OR GOVERNMENT CHECK TO A
FIDELITY FUNDA

MINIMUM             FREQUENCY          SETTING UP OR CHANGING
$100 FOR OH MUNI    EVERY PAY PERIOD   (SMALL SOLID BULLET) CHECK THE APPROPRIATE BOX ON THE FUND APPLICATION, OR CALL
MONEY MARKET                           1-800-544-6666 FOR AN AUTHORIZATION FORM.
$500 FOR SPARTAN                       (SMALL SOLID BULLET) CHANGES REQUIRE A NEW AUTHORIZATION FORM.
OH MUNI INCOME


FIDELITY AUTOMATIC EXCHANGE SERVICE
TO MOVE MONEY FROM A FIDELITY MONEY MARKET FUND TO ANOTHER FIDELITY
FUND

MINIMUM          FREQUENCY               SETTING UP OR CHANGING
$100 for OH Muni Monthly, bimonthly,     (small solid bullet) To establish, call 1-800-544-6666 after both accounts are
Money Market     quarterly, or annually  opened.
$500 for Spartan                        (small solid bullet) To change the amount or frequency of your investment, call
OH Muni Income                           1-800-544-6666.


A BECAUSE BOND FUND SHARE PRICES FLUCTUATE, THAT FUND MAY NOT BE AN APPROPRIATE CHOICE FOR DIRECT DEPOSIT OF YOUR ENTIRE CHECK.
   SHAREHOLDER AND ACCOUNT POLICIES


DIVIDENDS, CAPITAL GAINS, AND TAXES
Each fund distributes substantially all of its net investment income and capital gains, if any, to shareholders each year. Income dividends are declared daily and paid monthly. Capital gains earned by the bond fund are normally distributed in February and December.
DISTRIBUTION OPTIONS
When you open an account, specify on your application how you want to receive your distributions. If the option you prefer is not listed on the application, call 1-800-544-6666 for instructions. The bond fund offers four options, and the money market fund offers three options.
1. REINVESTMENT OPTION. Your dividend and capital gain distributions, if any, will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.
2. INCOME-EARNED OPTION. (bond fund only) Your capital gain distributions, if any, will be automatically reinvested, but you will be sent a check for each dividend distribution.
3. CASH OPTION. You will be sent a check for your dividend and capital gain distributions, if any.
4. DIRECTED DIVIDENDS(registered trademark) OPTION. Your dividend and capital gain distributions, if any, will be automatically invested in another identically registered Fidelity fund.
Dividends will be reinvested at the fund's NAV on the last day of the month. Capital gain distributions, if any, will be reinvested at the NAV as of the date the fund deducts the distribution from its NAV. The mailing of distribution checks will begin within seven days, or longer for a December ex-dividend date.
UNDERSTANDING
DISTRIBUTIONS
AS A FUND SHAREHOLDER, YOU ARE
ENTITLED TO YOUR SHARE OF THE
FUND'S NET INCOME AND GAINS
ON ITS INVESTMENTS. THE FUND
PASSES ITS EARNINGS ALONG TO ITS
INVESTORS AS DISTRIBUTIONS.
EACH FUND EARNS INTEREST FROM
ITS INVESTMENTS. THESE ARE
PASSED ALONG AS DIVIDEND
DISTRIBUTIONS. THE FUND MAY
REALIZE CAPITAL GAINS IF IT SELLS
SECURITIES FOR A HIGHER PRICE
THAN IT PAID FOR THEM. THESE
ARE PASSED ALONG AS CAPITAL
GAIN DISTRIBUTIONS. MONEY
MARKET FUNDS USUALLY DON'T
MAKE CAPITAL GAIN DISTRIBUTIONS.
(CHECKMARK)
TAXES
As with any investment, you should consider how an investment in a tax-free fund could affect you. Below are some of the funds' tax implications.
TAXES ON DISTRIBUTIONS. Interest income that a fund earns is distributed to shareholders as income dividends. Interest that is federally tax-free remains tax-free when it is distributed.
However, gain on the sale of tax-free bonds results in taxable distributions. Short-term capital gains and a portion of the gain on bonds purchased at a discount are distributed as dividends and taxed as ordinary income. Capital gain distributions are taxed as long-term capital gains. These distributions are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in December and paid in January are taxable as if they were paid on December 31. Fidelity will send you a statement showing the tax status of distributions, and will report to the IRS the amount of any taxable distributions, paid to you in the previous year.
The interest from some municipal securities is subject to the federal alternative minimum tax. Each fund may invest up to 100% of its assets in these securities. Individuals who are subject to the tax must report this interest on their tax returns.
To the extent that each fund's distributions are derived from Ohio state tax-free obligations, its income dividends will be exempt from state taxes. For Ohio residents, dividends will be free from the Ohio individual income tax, a school district tax, and the net income base of the Ohio corporation franchise tax.
During the fiscal year ended December 31, 1997,    100    % of each
fund's income dividends was free from federal income tax   , and
99.95% and 100% were free from Ohio taxes for Ohio Municipal Money
Market and Spartan Ohio Municipal Income, respectively. 54.52    % of
Ohio Municipal Money Market's and    11.03    % of Spartan Ohio
Municipal Income's income dividends were subject to the federal alternative minimum tax.
TAXES ON TRANSACTIONS. Your bond fund redemptions - including exchanges to other Fidelity funds - are subject to capital gains tax. A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them.
Whenever you sell shares of a fund, Fidelity will send you a confirmation statement showing how many shares you sold and at what price. You will also receive a consolidated transaction statement every January. However, it is up to you or your tax preparer to determine whether this sale resulted in a capital gain and, if so, the amount of tax to be paid. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains.
"BUYING A DIVIDEND." If you buy shares when a fund has realized but not yet distributed income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution.
TRANSACTION DETAILS
THE FUNDS ARE OPEN FOR BUSINESS each day the New York Stock Exchange
(NYSE) is open. FSC normally calculates each fund's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time.
EACH FUND'S NAV is the value of a single share. The NAV is computed by adding the value of the fund's investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.
The money market fund's assets are valued on the basis of amortized cost. This method minimizes the effect of changes in a security's market value and helps the money market fund to maintain a stable $1.00 share price.
For the bond fund, assets are valued primarily on the basis of information furnished by a pricing service or market quotations, if available, or by another method that the Board of Trustees believes accurately reflects fair value.
WHEN YOU SIGN YOUR ACCOUNT APPLICATION, you will be asked to certify that your social security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require a fund to withhold 31% of your taxable distributions and redemptions.
YOU MAY INITIATE MANY TRANSACTIONS BY TELEPHONE OR ELECTRONICALLY. Fidelity will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to redeem and exchange by telephone, call Fidelity for instructions.
IF YOU ARE UNABLE TO REACH FIDELITY BY PHONE (for example, during periods of unusual market activity), consider placing your order by mail or by visiting a Fidelity Investor Center.
EACH FUND RESERVES THE RIGHT to suspend the offering of shares for a period of time.
WHEN YOU PLACE AN ORDER TO BUY SHARES, your shares will be purchased at the next NAV calculated after your investment is received in proper form. Note the following:
(small solid bullet) All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.
(small solid bullet) Fidelity does not accept cash.
(small solid bullet) When making a purchase with more than one check, each check must have a value of at least $50.
(small solid bullet) Each fund reserves the right to limit the number of checks processed at one time.
(small solid bullet) If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees a fund or its transfer agent has incurred.
(small solid bullet) You begin to earn dividends as of the first business day following the day of your purchase.
TO AVOID THE COLLECTION PERIOD associated with check and Money Line purchases, consider buying shares by bank wire, U.S. Postal money order, U.S. Treasury check, Federal Reserve check, or direct deposit instead.
CERTAIN FINANCIAL INSTITUTIONS that have entered into sales agreements with FDC may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when a fund is priced on the following business day. If payment is not received by that time, the financial institution could be held liable for resulting fees or losses.
WHEN YOU PLACE AN ORDER TO SELL SHARES, your shares will be sold at
the next NAV calculated after your order is r   eceiv    ed in proper
form. Note the following:
(small solid bullet) Normally, redemption proceeds will be mailed to you on the next business day, but if making immediate payment could adversely affect a fund, it may take up to seven days to pay you. (small solid bullet) Shares will earn dividends through the date of redemption; however, shares redeemed on a Friday or prior to a holiday will continue to earn dividends until the next business day.
(small solid bullet) Fidelity Money Line redemptions generally will be credited to your bank account on the second or third business day after your phone call.
(small solid bullet) Each fund may hold payment on redemptions until it is reasonably satisfied that investments made by check or Fidelity Money Line have been collected, which can take up to seven business days.
(small solid bullet) Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
   (small solid bullet) If you sell shares by writing a check and the amount of the check is greater than the value of your account, your check will be returned to you and you may be subject to additional charges.
   (small solid bullet) If your Ohio Municipal Money Market account is not an Ultra Service Account, there is a $1.00 charge for each check written under $500.
FIDELITY RESERVES THE RIGHT TO DEDUCT AN ANNUAL MAINTENANCE FEE of $12.00 from accounts with a value of less than $2,500, subject to an annual maximum charge of $24.00 per shareholder. It is expected that accounts will be valued on the second Friday in November of each year. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to the transfer agent, is designed to offset in part the relatively higher costs of servicing smaller accounts. This fee will not be deducted from Fidelity brokerage accounts, retirement accounts (except non-prototype retirement accounts), accounts using regular investment plans, or if total assets with Fidelity exceed $30,000. Eligibility for the $30,000 waiver is determined by aggregating Fidelity accounts maintained by FSC or FBSI which are registered under the same social security number or which list the same social security number for the custodian of a Uniform Gifts/Transfers to Minors Act account.
IF YOUR ACCOUNT BALANCE FALLS BELOW $5,000 ($2,000 for Ohio Municipal Money Market), you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity reserves the right to close your account and send the proceeds to you. Your shares will be redeemed at the NAV on the day your account is closed.
FIDELITY MAY CHARGE A FEE FOR SPECIAL SERVICES, such as providing historical account documents, that are beyond the normal scope of its services.
FDC may, at its own expense, provide promotional incentives to qualified recipients who support the sale of shares of the funds without reimbursement from the funds. Qualified recipients are securities dealers who have sold fund shares or others, including banks and other financial institutions, under special arrangements in connection with FDC's sales activities. In some instances, these incentives may be offered only to certain institutions whose representatives provide services in connection with the sale or expected sale of significant amounts of shares.
EXCHANGE RESTRICTIONS
As a shareholder, you have the privilege of exchanging shares of a fund for shares of other Fidelity funds. However, you should note the following:
(small solid bullet) The fund you are exchanging into must be available for sale in your state.
(small solid bullet) You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number.
(small solid bullet) Before exchanging into a fund, read its prospectus.
(small solid bullet) If you exchange into a fund with a sales charge, you pay the percentage-point difference between that fund's sales charge and any sales charge you have previously paid in connection with the shares you are exchanging. For example, if you had already paid a sales charge of 2% on your shares and you exchange them into a fund with a 3% sales charge, you would pay an additional 1% sales charge.
(small solid bullet) Exchanges may have tax consequences for you. (small solid bullet) Because excessive trading can hurt fund performance and shareholders, the bond fund reserves the right to temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the fund per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, will be counted together for purposes of the four exchange limit.
(small solid bullet) Each fund reserves the right to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
(small solid bullet) Your exchanges may be restricted or refused if a fund receives or anticipates simultaneous orders affecting significant portions of the fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to a fund.
Although the funds will attempt to give you prior notice whenever they are reasonably able to do so, they may impose these restrictions at any time. The funds reserve the right to terminate or modify the exchange privilege in the future.
OTHER FUNDS MAY HAVE DIFFERENT EXCHANGE RESTRICTIONS, and may impose
administrative fees of up to 1   .00%, and trading fees of up to 1.50%
of the a    mount exchanged. Check each fund's prospectus for details.






This prospectus is printed on recycled paper using soy-based inks. FIDELITY OHIO MUNICIPAL MONEY MARKET FUND
A FUND OF FIDELITY MUNICIPAL TRUST II
SPARTAN   (registered trademark)     OHIO MUNICIPAL INCOME FUND
A FUND OF FIDELITY MUNICIPAL TRUST
STATEMENT OF ADDITIONAL INFORMATION
FEBRUARY 26, 1998
This Statement of Additional Information (SAI) is not a prospectus but should be read in conjunction with the funds' current Prospectus (dated February 26, 1998). Please retain this document for future reference. The funds' Annual Report is a separate document supplied with this SAI. To obtain a free additional copy of the Prospectus or an Annual Report, please call Fidelity at 1-800-544-8888.
TABLE OF CONTENTS                                                 PAGE



Investment Policies and Limitations

Special Considerations    Regarding     Ohio

Special Considerations Regarding Puerto Rico

Portfolio Transactions

Valuation

Performance

Additional Purchase,    Exchange     and Redemption Information

Distributions and Taxes

FMR

Trustees and Officers

Management Contracts

Distribution and Service Plans

Contracts with FMR Affiliates

Description of the Trusts

Financial Statements

Appendix

INVESTMENT ADVISER
Fidelity Management & Research Company (FMR)
INVESTMENT SUB-ADVISER
F   idelity Investments Money Management,     Inc. (F   IM    M)
(money market fund)
DISTRIBUTOR
Fidelity Distributors Corporation (FDC)
TRANSFER AGENT
UMB Bank, n.a. (UMB)
and Fidelity Service Company, Inc. (FSC)

   OFS/OFR    -ptb-0298
INVESTMENT POLICIES AND LIMITATIONS
The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.
A fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (1940
Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.
INVESTMENT LIMITATIONS OF FIDELITY OHIO MUNICIPAL MONEY MARKET FUND (MONEY MARKET FUND)
THE FOLLOWING ARE THE    M    ONEY    M    ARKET    F    UND'S
FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE
FUND MAY NOT:
(1) issue senior securities, except as permitted under the Investment Company Act of 1940;
(2) sell securities short, unless it owns, or by virtue of ownership of other securities has the right to obtain, securities equivalent in kind and amount to the securities sold short;
(3) purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions;
(4) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(5) underwrite securities issued by others (except to the extent that the fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities);
(6) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision of any of the foregoing) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(7) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(8) purchase or sell physical commodities unless acquired as a result of ownership of securities; or
(9) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (but this limitation does not apply to purchases of debt securities or to repurchase agreements).
(10) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, the fund currently intends to comply with certain diversification limits imposed by Subchapter M.
(ii) The fund may borrow money only (a) from a bank or from a registered investment company or fund for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (4)). The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iii) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(iv) The fund does not currently intend to engage in repurchase agreements or make loans, but this limitation does not apply to purchases of debt securities.
(v) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
For purposes of limitation (i), Subchapter M generally requires the fund to invest no more than 25% of its total assets in securities of any one issuer and to invest at least 50% of its total assets so that no more than 5% of the fund's total assets are invested in securities of any one issuer. However, Subchapter M allows unlimited investments in cash, cash items, government securities (as defined in Subchapter
M) and securities of other investment companies. These tax requirements are generally applied at the end of each quarter of the fund's taxable year.
For purposes of limitations (6)    and (i),     FMR identifies the
issuer of a security depending on its terms and conditions. In identifying the issuer, FMR will consider the entity or entities responsible for payment of interest and repayment of principal and the source of such payments; the way in which assets and revenues of an issuing political subdivision are separated from those of other political entities; and whether a government body is guaranteeing the security.
   With respect to limitation (iii), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.
For the        fund's policies on quality and maturity, see the
section entitled "Quality and Maturity" on page .
INVESTMENT LIMITATIONS OF SPARTAN OHIO MUNICIPAL INCOME FUND
(BOND FUND)
THE FOLLOWING ARE THE    B    OND    F    UND'S FUNDAMENTAL INVESTMENT
LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) issue senior securities, except as permitted under the Investment Company Act of 1940;
(2) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(3) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(4) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision of any of the foregoing) if, as a result, more than 25% of the fund's total assets would be invested in securities of companies whose principal business activities are in the same industry;
(5) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(6) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities);
(7) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or
(8) invest in companies for the purpose of exercising control or management.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, the fund currently intends to comply with certain diversification limits imposed by Subchapter M.
(ii) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(iii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iv) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (2)). The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(v) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(vi) The fund does not currently intend to engage in repurchase agreements or make loans, but this limitation does not apply to purchases of debt securities.
For purposes of limitation (i), Subchapter M generally requires the fund to invest no more than 25% of its total assets in securities of any one issuer and to invest at least 50% of its total assets so that no more than 5% of the fund's total assets are invested in securities of any one issuer. However, Subchapter M allows unlimited investments in cash, cash items, government securities (as defined in Subchapter
M) and securities of other investment companies. These tax requirements are generally applied at the end of each quarter of the fund's taxable year.
For purposes of limitations (4)    and (i)    , FMR identifies the
issuer of a security depending on its terms and conditions. In identifying the issuer, FMR will consider the entity or entities responsible for payment of interest and repayment of principal and the source of such payments; the way in which assets and revenues of an issuing political subdivision are separated from those of other political entities; and whether a governmental body is guaranteeing the security.
   With respect to limitation (v), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.
For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page .
The following pages contain more detailed information about types of instruments in which a fund may invest, strategies FMR may employ in pursuit of a fund's investment objective, and a summary of related risks. FMR may not buy all of these instruments or use all of these techniques unless it believes that doing so will help the fund achieve its goal.
AFFILIATED BANK TRANSACTIONS. A fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the 1940 Act. These
transactions may    involve     repurchase agreements with custodian
banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.
DELAYED-DELIVERY TRANSACTIONS.    Securities may be bought and
sold     on a delayed-delivery or when-issued basis. These
transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser
until the security is delivered. The    bond     fund may receive fees
   or price concessions     for entering into delayed-delivery
transactions.
When purchasing securities on a delayed-delivery basis,    the
purchaser     assumes the rights and risks of ownership, including
the    risks     of price    and yield fluctuations and the risk that
the security will not be issued as anticipated. Because paymen    t
for    the     securities    is not required     until the delivery
date, these risks are in addition to the risks associated with
   a     fund's investments. If a fund remains substantially fully
invested at a time when delayed-delivery purchases are outstanding, the delayed-delivery purchases may result in a form of leverage. When delayed-delivery purchases are outstanding, a fund will set aside appropriate liquid assets in a segregated custodial account to cover
   the     purchase obligations. When a fund has sold a security on a delayed-delivery basis, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the
securities, a fund could miss a favorable price    or     yield
opportunity or suffer a loss.
   A fund may renegotiate a delayed delivery transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund.
FEDERALLY TAXABLE SECURITIES. Under normal conditions,    a municipal
fund     does not intend to invest in securities whose interest is
federally taxable. However, from time to time on a temporary basis,
   a     municipal fund may invest a portion of its assets in
fixed-income    securities     whose interest is subject to federal
income tax.
Should a    municipal     fund invest in federally taxable
   securities    , it would purchase securities that, in FMR's
judgment, are of high quality. These would    include     securities
issued or guaranteed by the U.S. Government or its agencies or instrumentalities, obligations of domestic banks, and repurchase
agreements.    A municipal     bond fund's standards for high-quality,
taxable securities are essentially the same as those described by Moody's Investors Service, Inc. (Moody's) in rating corporate obligations within its two highest ratings of Prime-1 and Prime-2, and those described by Standard & Poor's (S&P) in rating corporate obligations within its two highest ratings of A-1 and A-2.
   A municipal money market fund will purchase taxable securities only if they meet its quality requirements.
Proposals to restrict or eliminate the federal income tax exemption
for interest on municipal    securities     are introduced before
Congress from time to time. Proposals also may be introduced before
the    Ohio Legislature     that would affect the state tax treatment
   of a municipal fund's     distributions. If such proposals were
enacted, the availability of municipal    securities     and the value
of    a municipal fund's     holdings would be affected and the
Trustees would reevaluate the fund's investment objectives and policies.
FUTURES AND OPTIONS. The    following     paragraphs pertain to
futures and options: Asset Coverage for Futures and Options Positions, Combined Positions, Correlation of Price Changes, Futures Contracts, Futures Margin Payments, Limitations on Futures and Options Transactions, Liquidity of Options and Futures Contracts, OTC Options, Purchasing Put and Call Options, and Writing Put and Call Options. ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The funds will
comply with guidelines established by the    SEC     with respect to
coverage of options and futures strategies by mutual funds and, if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a
large percentage of    a     fund's assets could impede portfolio
management or the fund's ability to meet redemption requests or other current obligations.
COMBINED POSITIONS    involve purchasing and writing options     in
combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the
overall position. For example,    purchasing a put option     and
writing a call option on the same underlying    instrument     would
construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.
CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a fund's
current or anticipated investments exactly.    A fund may     invest
in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in
which t   he fund typically invest    s, which involves a risk that
the options or futures position will not track the performance of
   the     fund's other investments.
Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.
FUTURES CONTRACTS.    In purchasing a futures contract, the buyer
agrees to purchase a specified underlying instrument at a specified
future date.    In selling     a futures contract, the seller agrees
to sell a specified underlying instrument at    a specified     future
date. The price at which the purchase and sale will take place is
fixed when    the buyer and seller     enter into the contract. Some
currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based
on indices of securities prices,    such as     the Bond Buyer
Municipal Bond Index. Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.
The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.
FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.
LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS. The    bond     fund
has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission (CFTC) and the National Futures Association, which regulate trading in the futures markets. The fund intends to comply with Rule
4.5 under the Commodity Exchange Act, which limits the extent to which the fund can commit assets to initial margin deposits and option premiums.
In addition, the bond fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.
The above limitations on the    bond     fund's investments in futures
contracts and options, and the fund's policies regarding futures contracts and options discussed elsewhere in this SAI, may be changed as regulatory agencies permit.
LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its options or futures positions could also be impaired.
OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (OTC) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.
PURCHASING PUT AND CALL OPTIONS. By purchasing a put option,    the
purchaser obtains     the right (but not the obligation) to sell the
option's underlying instrument at a fixed strike price. In return for
this right, t   he purchaser     pays the current market price for the
option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of
securities prices, and futures contracts.    The purchaser     may
terminate its position in a put option by allowing it to expire or by
exercising the option. If the option is allowed to expire,    the
purchaser     will lose the entire premium. If the option is
exercised,    the purchase    r completes the sale of the underlying
instrument at the strike price.    A purchase    r may also terminate
a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.
The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss
(limited to the amount of the    premium    , plus related transaction
costs).
The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.
WRITING PUT AND CALL OPTIONS.    The writer of a put or call option
    takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it.
   The writer     may seek to terminate a position in a put option
before exercise by closing out the option in the secondary market at
its current price. If the secondary market is not liquid for a    put
option    , however, the writer must continue to be prepared to pay
the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.
   When writing an option on a futures contract, a fund will be required to make margin payments to an FCM as described above for futures contracts.
If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.
Writing a call option obligates the writer to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases. ILLIQUID INVESTMENTS are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, FMR determines the liquidity of a fund's investments and, through reports from FMR, the Board monitors investments in illiquid instruments. In determining the liquidity of a fund's investments, FMR may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and
(5) the nature of the marketplace for trades (including the ability to assign or offset the fund's rights and obligations relating to the investment).
For the money market fund   ,     FMR may determine some restricted
securities and municipal lease obligations to be illiquid.
   For the bond fund, investments currently considered by FMR to be illiquid include over-the-counter options. Also, FMR may determine some restricted securities and municipal lease obligations to be illiquid. However, with respect to over-the-counter options a fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the fund may have to close out the option before expiration.
   In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Board of Trustees. For the money market fund, illiquid investments are valued by this method for purposes of monitoring amortized cost valuation.
INDEXED SECURITIES    are instruments     whose prices are indexed to
the prices of other securities, securities indices, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Indexed securities may have principal payments as well as coupon payments that depend on the performance of one or more interest rates. Their coupon rates or principal payments may change by several percentage points for every 1% interest rate change.
The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed, and may also be influenced by interest rate changes.
   Indexed securities may be more volatile than the underlying
instruments. Indexed     securities are also subject to the credit
risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. INTERFUND BORROWING AND LENDING PROGRAM. Pursuant to an exemptive
order issued by the SEC,    a     fund    may     lend money to, and
borrow money from, other funds advised by FMR or its affiliates; however, municipal funds currently intend to participate in this
program only as    borrowers    . A fund will borrow through the
program only when the costs are equal to or lower than the costs of
bank loans.    Interfund borrowings normally extend overnight, but can
have a maximum duration of seven days    . Loans may be called on one
day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed.
INVERSE FLOATERS have variable interest rates that typically move in
the opposite direction from    movements     in prevailing short-term
interest rate levels - rising when prevailing short-term interest rates fall, and vice versa. The prices of inverse floaters can be
considerably more volatile than t   he prices of bond    s with
comparable maturities.
       LOWER-QUALITY DEBT SECURITIES.    Lower-quality debt securities
have poor protection with respect to the payment of interest and repayment of principal. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.
   The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, lower-quality debt securities will be valued in accordance with procedures established by the Board of Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing high-yield debt securities than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities.
   A     fund may choose, at its expense or in conjunction with
others,    to     pursue litigation or otherwise to exercise its
rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.
MONEY MARKET SECURITIES are high-quality, short-term obligations.
M    oney market securities    may be structured or may     employ a
trust or other similar structure    so that they are eligible
investments for money market funds    . For example, put features can
be used to modify the maturity of a security or interest rate adjustment features can be used to enhance price stability. If the structure does not perform as intended, adverse tax or investment consequences may result. Neither the Internal Revenue Service (IRS) nor any other regulatory authority has ruled definitively on certain legal issues presented by structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities or the
nature and timing of distributions made by the fund   s    .
MUNICIPAL LEASES and participation interests therein may take the form of a lease, an installment purchase, or a conditional sale contract and are issued by state and local governments and authorities to acquire land or a wide variety of equipment and facilities. Generally,
   a fund will not hold these     obligations directly as a lessor of
the property, but will purchase a participation interest in a municipal obligation from a bank or other third party. A participation
interest gives    the purchaser     a specified, undivided interest in
the obligation in proportion to its purchased interest in the total
amount of the    issue.
Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt. These may include voter referenda, interest rate limits, or public sale requirements. Leases, installment purchases, or conditional sale contracts (which normally provide for title to the leased asset to pass to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting their constitutional and statutory requirements for the issuance of debt. Many leases and contracts include "non-appropriation clauses" providing that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the appropriate legislative body on a yearly or other periodic basis. Non-appropriation clauses free the issuer from debt issuance limitations.
   MUNICIPA    L MARKET DISRUPTION RISK. The value of municipal
securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities. Any of these effects could have a significant impact on the prices of some or all of the municipal securities held by a fund, making it more difficult for a money market fund to maintain a stable net asset value per share. EDUCATION. In general, there are two types of education-related bonds; those issued to finance projects for public and private colleges and universities, and those representing pooled interests in student loans. Bonds issued to supply educational institutions with funds are subject to the risk of unanticipated revenue decline, primarily the result of decreasing student enrollment or decreasing state and federal funding. Among the factors that may lead to declining or insufficient revenues are restrictions on students' ability to pay tuition, availability of state and federal funding, and general economic conditions. Student loan revenue bonds are generally offered by state (or substate) authorities or commissions and are backed by pools of student loans. Underlying student loans may be guaranteed by state guarantee agencies and may be subject to reimbursement by the United States Department of Education through its guaranteed student loan program. Others may be private, uninsured loans made to parents or students which are supported by reserves or other forms of credit enhancement. Recoveries of principal due to loan defaults may be applied to redemption of bonds or may be used to re-lend, depending on program latitude and demand for loans. Cash flows supporting student loan revenue bonds are impacted by numerous factors, including the rate of student loan defaults, seasoning of the loan portfolio, and student repayment deferral periods of forbearance. Other risks associated with student loan revenue bonds include potential changes in federal legislation regarding student loan revenue bonds, state guarantee agency reimbursement and continued federal interest and other program subsidies currently in effect.
ELECTRIC UTILITIES. The electric utilities industry has been experiencing, and will continue to experience, increased competitive pressures. Federal legislation in the last two years will open transmission access to any electricity supplier, although it is not presently known to what extent competition will evolve. Other risks include: (a) the availability and cost of fuel, (b) the availability and cost of capital, (c) the effects of conservation on energy demand,
(d) the effects of rapidly changing environmental, safety, and licensing requirements, and other federal, state, and local regulations, (e) timely and sufficient rate increases, and (f) opposition to nuclear power.
HEALTH CARE. The health care industry is subject to regulatory action by a number of private and governmental agencies, including federal, state, and local governmental agencies. A major source of revenues for the health care industry is payments from the Medicare and Medicaid programs. As a result, the industry is sensitive to legislative changes and reductions in governmental spending for such programs. Numerous other factors may affect the industry, such as general and local economic conditions; demand for services; expenses (including malpractice insurance premiums); and competition among health care providers. In the future, the following elements may adversely affect health care facility operations: adoption of legislation proposing a national health insurance program; other state or local health care reform measures; medical and technological advances which dramatically alter the need for health services or the way in which such services are delivered; changes in medical coverage which alter the traditional fee-for-service revenue stream; and efforts by employers, insurers, and governmental agencies to reduce the costs of health insurance and health care services.
HOUSING. Housing revenue bonds are generally issued by a state, county, city, local housing authority, or other public agency. They generally are secured by the revenues derived from mortgages purchased with the proceeds of the bond issue. It is extremely difficult to predict the supply of available mortgages to be purchased with the proceeds of an issue or the future cash flow from the underlying mortgages. Consequently, there are risks that proceeds will exceed supply, resulting in early retirement of bonds, or that homeowner repayments will create an irregular cash flow. Many factors may affect the financing of multi-family housing projects, including acceptable completion of construction, proper management, occupancy and rent levels, economic conditions, and changes to current laws and regulations.
TRANSPORTATION. Transportation debt may be issued to finance the construction of airports, toll roads, highways, or other transit facilities. Airport bonds are dependent on the general stability of the airline industry and on the stability of a specific carrier who uses the airport as a hub. Air traffic generally follows broader economic trends and is also affected by the price and availability of fuel. Toll road bonds are also affected by the cost and availability of fuel as well as toll levels, the presence of competing roads and the general economic health of an area. Fuel costs and availability also affect other transportation-related securities, as do the presence of alternate forms of transportation, such as public transportation.
WATER AND SEWER. Water and sewer revenue bonds are often considered to have relatively secure credit as a result of their issuer's importance, monopoly status, and generally unimpeded ability to raise rates. Despite this, lack of water supply due to insufficient rain, run-off, or snow pack is a concern that has led to past defaults. Further, public resistance to rate increases, costly environmental litigation, and Federal environmental mandates are challenges faced by issuers of water and sewer bonds.
PUT FEATURES entitle the holder to sell a security back to the issuer or a third party at any time or at specified intervals. They are subject to the risk that the put provider is unable to honor the put feature (purchase the security). Put providers often support their ability to buy securities on demand by obtaining letters of credit or other guarantees from other entities. Demand features, standby commitments, and tender options are types of put features.
QUALITY AND MATURITY (MONEY MARKET FUND    ONLY    ). Pursuant to
procedures adopted by the Board of Trustees, the fund may purchase only high-quality securities that FMR believes present minimal credit risks. To be considered high-quality, a security must be rated in accordance with applicable rules in one of the two highest categories for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security); or, if unrated, judged to be of equivalent quality by FMR. High-quality securities are divided into "first tier" and "second tier" securities. First tier securities are those deemed to be in the highest rating category (e.g., Standard & Poor's SP-1), and second tier securities are those deemed to be in the second highest rating category (e.g., Standard & Poor's SP-2).
The fund currently intends to limit its investments to securities with remaining maturities of 397 days or less, and to maintain a dollar-weighted average maturity of 90 days or less. When determining the maturity of a security, the fund may look to an interest rate reset or demand feature.
REFUNDING CONTRACTS.    Securities may be purchased     on a
when-issued basis in connection with the refinancing of an issuer's outstanding indebtedness. Refunding contracts require the issuer to
sell and    a purchaser     to buy refunded municipal obligations at a
stated price and yield on a settlement date that may be several months
or several years in the future.    A purchaser     generally will not
be obligated to pay the full purchase price if the    issuer fails
to perform under a refunding contract. Instead, refunding contracts generally provide for payment of liquidated damages to the issuer
(currently 15-20% of the purchase price).    A purchaser     may
secure its obligations under a refunding contract by depositing collateral or a letter of credit equal to the liquidated damages provisions of the refunding contract. When required by SEC guidelines, a fund will place liquid assets in a segregated custodial account equal in amount to its obligations under refunding contracts. REPURCHASE AGREEMENTS. In a repurchase agreement, a fund purchases a security and simultaneously commits to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security.
   As protection agains    t the risk that the original seller will
not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility that the value of the underlying security will be less than the resale price, as well as delays and costs to a fund in connection with bankruptcy
proceedings),    the funds will     engage in repurchase agreement
transactions with parties whose creditworthiness has been reviewed and found satisfactory by FMR.
RESTRICTED SECURITIES generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, a fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a fund might obtain a less favorable price than prevailed when it decided to seek registration of the security. However, in
general, the money market fund anticipate   s     holding restricted
securities to maturity or selling them in an exempt transaction. REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a
fund sells    a security     to another party, such as a bank or
broker-dealer, in return for cash and agrees to repurchase    that
security at an agreed    -upon price and time. While a reverse
repurchase agreement is outstanding,    a     fund will maintain
appropriate liquid assets in a segregated custodial account to cover
its obligation under the agreement.    The     funds will enter into
reverse repurchase agreements with parties whose creditworthiness has
been    reviewed     and found satisfactory by FMR. Such transactions
may increase fluctuations in the market value of    fund     assets
and may be viewed as a form of leverage.
SOURCES OF CREDIT OR LIQUIDITY SUPPORT. FMR may rely on its evaluation of the credit of a bank or other entity in determining whether to purchase a security supported by a letter of credit guarantee, put or demand feature, insurance or other source of credit or liquidity. In evaluating the credit of a foreign bank or other foreign entities, FMR will consider whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment.
STANDBY COMMITMENTS are puts that entitle holders to same-day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of
exercise.    A     fund may acquire standby commitments to enhance the
liquidity of portfolio securities.
Ordinarily a fund will not transfer a standby commitment to a third party, although it could sell the underlying municipal security to a third party at any time. A fund may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, the fund would pay a higher price for the securities acquired, thus reducing their yield to maturity.
Issuers or financial intermediaries may obtain letters of credit or other guarantees to support their ability to buy securities on demand. FMR may rely upon its evaluation of a bank's credit in determining
whether to    purchas    e an instrument supported by a letter of
credit. In evaluating a foreign bank's credit, FMR will consider whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls, or other governmental restrictions that might affect the bank's ability to honor its credit commitment. Standby commitments are subject to certain risks, including the ability of issuers of standby commitments to pay for securities at the time the commitments are exercised; the fact that standby commitments
are not g   enerally marketable    ; and the possibility that the
maturities of the underlying securities may be different from those of the commitments.
TENDER OPTION BONDS are created by coupling an intermediate- or
long-term, fixed-rate,    municipal     bond (generally held pursuant
to a custodial arrangement) with a tender agreement that gives the holder the option to tender the bond at its face value. As consideration for providing the tender option, the sponsor (usually a bank, broker-dealer, or other financial institution) receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par on the date of such determination. After payment of the tender option fee, a fund effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. In selecting tender option bonds, FMR will consider the creditworthiness of the issuer of the underlying bond, the custodian, and the third party provider of the tender option. In certain instances, a sponsor may terminate a tender option if, for example, the issuer of the underlying bond defaults on interest payments.
VARIABLE AND FLOATING RATE SECURITIES provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate,
while floating rate securities have interest rates that    change
whenever there is a change in a designated benchmark rate. Some variable or floating rate securities are structured with put features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries.
In many instances bonds and participation interests have tender
options or demand features that    permit the holder     to tender (or
put) the bonds to an institution at periodic intervals and to receive
the principal amount thereof.    Variable     rate instruments
structured in this    fashion are considered     to be essentially
equivalent to other variable rate securities. The IRS has not ruled
whether the interest on these instruments is    tax-exempt.
Fixed-rate     bonds that are subject to third party puts and
participation interests in such bonds held by a bank in trust or otherwise may have similar features.
   ZERO COUPON BONDS do not make interest payments; instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of fixed-income securities when interest rates change. In calculating a fund's dividend, a portion of the difference between a zero coupon bond's purchase price and its face value is considered income.
SPECIAL CONSIDERATIONS    REGARD    ING OHIO
The following only highlights some of Ohio's more significant financial trends and problems, and is based on information drawn from official statements and prospectuses relating to securities offerings of the State of Ohio, its agencies, and instrumentalities as available on the date of this SAI. FMR has not independently verified any of the information contained in such official statements and other publicly available documents, but is not aware of any fact that would render such information inaccurate.
The State of Ohio operates on the basis of a fiscal biennium for its appropriations and expenditures. Under current law the biennium for operating purposes runs from July 1 in an odd-numbered year to June 30 in the next odd-numbered year with fiscal years within a fiscal biennium running from July 1 to June 30 (references to a particular fiscal year refer to the fiscal year ending on June 30 of each year). The State is effectively precluded by law from ending a fiscal year or a biennium in a deficit position. The Governor has the power to order state agencies to operate within their means. The State carries out most of its operations through the general revenue fund (GRF) which receives general State revenues not otherwise dedicated. GRF revenues are derived mainly from personal income, sales/use, and corporate franchise taxes. There is no present constitutional limit on the rates of state-levied taxes, except for taxes on intangible property. In 1995, the Ohio House of Representatives adopted a resolution that would submit to the electors a constitutional amendment prohibiting the General Assembly from imposing a new tax or increasing an existing tax unless approved by a three-fifths vote of each house or by a majority vote of the electors. Because the Ohio Senate did not act on the resolution, the concurrence required to submit the proposed constitutional amendment to the electors was not received. A new
General Assembly convene   d     in January 1997, and    a similar
proposal has been introduced in the House.
Economic activity in Ohio, as in many other industrially developed states, tends to be more cyclical than in some other states and the nation as a whole. In the 1980's Ohio experienced an unemployment rate generally higher than the United States average, largely due to the importance of heavy industry and manufacturing to Ohio's economy. This trend has not continued in the 1990's. Although manufacturing (including automobile-related manufacturing) in Ohio remains an important part of the state's economy, the greatest growth in employment in Ohio in recent years, consistent with national trends, has been in the non-manufacturing areas. The State's experience is
similar to that of other    M    idwestern states with comparable
economic structures.
Budgetary shortfalls in recessionary periods have required emergency spending reductions by the Governor and the adoption of temporary and permanent tax increases and/or new tax measures by the General Assembly to meet the State's constitutional requirement that the State end each year without a deficit. No appropriations for debt service, however, were affected by the spending reductions, and the State has, in fact, ended each fiscal year with a budget surplus.
The 1989-91 recession in the United States had an adverse effect on both the economy in Ohio and the financial condition of the State of Ohio and its underlying municipalities. As an initial action to address a projected 1992 fiscal year imbalance in the GRF, the Governor ordered most state agencies to reduce GRF appropriations spending in the final six months of fiscal year 1992 by approximately $184 million and the General Assembly authorized the transfer of the $100.4 million balance in the Budget Stabilization Fund to the GRF. Other revenue and spending actions, legislative and administrative, resolved the remaining GRF imbalance for fiscal year 1992.
In response to a then estimated $520 million GRF shortfall for fiscal year 1993, the Governor ordered, effective July 1, 1992, selected GRF appropriations reductions totaling $300 million. Subsequent executive and legislative actions - including tax revisions that produced an additional $194.5 million in fiscal year 1993, and an additional $50 million in spending reductions - resulted in positive biennium-ending GRF balances. Appropriations for debt service were expressly excluded from the Governor's appropriation orders.
The GRF appropriations act for the 1994-95 biennium provided for total GRF biennial expenditures of approximately $30.7 billion, those for fiscal year 1994 being 9.2% higher than in fiscal year 1993 (taking into account fiscal year 1993 expenditure reductions), and for fiscal year 1995 being 6.6% higher than in fiscal year 1994. Fiscal year 1994 ended with a GRF fund balance of over $560 million, permitting an additional $260.3 million to be deposited in the Budget Stabilization Fund. The 1994-95 biennium GRF ending fund balance was $928 million.
   The GRF appropriations act for the 1996-97 biennium was approximately $33.5 billion. The GRF biennium ending balances were $1.4 billion (cash) and $834.9 million (fund). From that fund balance, $386.6 million was allocated to education; $34.4 million was put in the Budget Stabilization Fund (which has a current balance of $862.7 million dollars; and the balance, $262.9 million, went to the State income tax reduction fund created in 1996.
   The GRF appropriations act for the current biennium was passed on June 25, 1997, and (after selective vetoes) was approved by the Governor. The total two-year GRF appropriation is $36 billion and includes increases in a number of major programs - 10.8% for higher education, 15.4% for primary and secondary education and 18.4% for adult and juvenile corrections.
Litigation pending in federal district court contests the Ohio Department of Human Services' (ODHS) former Medicaid financial eligibility rules for married couples where one spouse is living in a nursing facility and the other spouse resides in the community. ODHS promulgated new eligibility rules effective January 1, 1996, and is appealing a court order directing it to provide notice to persons potentially affected by the former rules from 1990 through 1995. It is not possible at this time to state whether this appeal will be successful, or, should plaintiffs prevail, the period beyond the current fiscal year during which necessary additional Medicaid expenditures would have to be made. Plaintiffs have estimated total additional Medicaid expenditures at $600 million for the retroactive period and, based on current law, it is estimated that the State of Ohio's share of those additional expenditures is approximately $240 million.
A number of local Ohio communities and school districts have also faced significant financial problems. The State has established procedures for municipal fiscal emergencies, under which joint state/local commissions are established to monitor the fiscal affairs of a financially troubled municipality, and the municipality must develop a financial plan to eliminate deficits and cure any defaults. Since their adoption in 1979, these procedures have been applied to
twenty-four cities and villages   ; in eighteen     of these
communities, the fiscal situation has been resolved and the procedures
terminated.    A new preliminary "fiscal watch" status has been added,
with one village currently in that status.     The fiscal emergency
legislation was recently amended to extend its potential application to counties and townships. The extension is on an "if and as needed" basis, and not aimed at particular existing fiscal problems of those subdivisions.
   In recent years, l    ocal school districts in Ohio receive   d
a   bout 44%     of their operational funds from state subsidies (the
primary portion of which is known as the Foundation Program)   . They
also rely heavily     upon local taxes for significant portions of
their budgets. Local school districts are also authorized to submit for voter approval an income tax on the district income of individuals and estates. In part because of provisions of some State laws, such as the law partially limiting (without local voter approval) the increase in property tax collections that would otherwise result from increased assessed valuations, some school districts in recent years have experienced difficulty in meeting mandated and discretionary increased costs. In addition, the Governor's appropriations reduction orders described above have, in some instances, included reductions in appropriations for state school subsidy programs. A small number of local school districts have required emergency advances from the State in order to prevent year-end deficits. The number of districts applying for aid has fluctuated over the years; during the 1979 fiscal year through the 1989 fiscal year, a total of 143 loans totaling $137.4 million had been made to school districts from the state funded Emergency School Advancement Fund (EASF). Legislation with enhanced provisions for individual district borrowing replaced the EASF program for fiscal years subsequent to fiscal year 1989. In fiscal year
199   7    , there were    12     loans made    (including one loan of
$90 million to the Cleveland City School District, which also
restructured loans made in prior years)     for an aggregate amount of
$   113.2     million. New legislation addresses larger school
districts with financial difficulties. It is similar to that for municipal fiscal emergencies described above, but is particularly tailored to certain school districts and their present and potential
fiscal problems. It has been applied to    four     school districts
and    twelve     school districts have been placed on fiscal watch.
   In March of 1997, the Supreme Court of Ohio ruled in a case challenging the constitutionality of Ohio's system of school funding. There, the Court held significant aspects of the system (including basic operating assistance and the loan program described above) violated the State's Constitution. It ordered the State to provide for and fund sufficiently a system complying with the Ohio Constitution. In a clarifying opinion, the Court indicated that local property taxes may still play a role in, but "can no longer be the primary means" of, school funding. The Court granted a stay of its order for one year to allow the General Assembly time to adopt corrective measures, which have yet to be adopted. The Court did make it clear that contractual repayment provisions of certain debt obligations issued for school funding will remain valid after the stay terminates.
Ohio's general obligation bonds are currently rated Aa1 by Moody's Investors Service, Inc., AA+ by Standard & Poor's Rating Services, a division of McGraw-Hill Companies, Inc., and AA+ by Fitch Investors Service, L.P., except that Highway Obligations are rated AAA by Standard & Poor's Corporation.
Although most of the bonds in the Ohio fund are expected to be obligations of local units of government or local authorities in the State, rather than general obligations of the State itself, there can be no assurance that the same factors that adversely affect the economy of the State generally will not also affect adversely the market value or marketability of obligations issued by local units of government or local authorities in the State, or the ability of the obligors to pay the principal of or interest on such obligations. Investment policies of local units of government or local authorities may also affect adversely the ratings of obligations of current or future issues.
SPECIAL CONSIDERATIONS    REGARD    ING PUERTO RICO
The following highlights some of the more significant financial trends and problems affecting the Commonwealth of Puerto Rico (the Commonwealth or Puerto Rico), and is based on information drawn from official statements and prospectuses relating to the securities offerings of Puerto Rico, its agencies and instrumentalities, as available on the date of this SAI. FMR has not independently verified any of the information contained in such official statements, prospectuses, and other publicly available documents, but is not aware of any fact which would render such information materially inaccurate. The economy of Puerto Rico is closely linked to that of the United States. In fiscal 1995, trade with the United States accounted for approximately 89% of Puerto Rico's exports and approximately 65% of its imports. In this regard, in fiscal 1995 Puerto Rico experienced a $4.6 billion positive adjusted merchandise trade balance.
Since fiscal 1985, personal income, both aggregate and per capita, has increased consistently each fiscal year. In fiscal 1995, aggregate personal income was $27.0 billion ($26.2 billion in 1992 prices) and personal per capita income was $7,296 ($7,074 in 1992 prices). Gross domestic product in fiscal 1992 was $23.7 billion and gross product in fiscal 1996 was $30.2 billion; ($26.7 billion in 1992 prices). This represents an increase in gross product of 27.5% from fiscal 1992 to 1996 (12.7% in 1992 prices). For fiscal 1997, an increase in gross domestic product of 2.7% over fiscal 1996 is forecasted. However, actual growth in the Puerto Rico economy will depend on several factors including the condition of the U.S. economy, the exchange value of the U.S. dollar, the price stability of oil imports, any increase or decrease in the number of visitors to the island, the level of exports, the level of federal transfers, and the cost of borrowing.
Puerto Rico's economy continued to expand throughout the five-year period from fiscal 1992 through fiscal 1996. Almost every sector of the economy participated, and record levels of employment were achieved. Factors behind the continued expansion included government-sponsored economic development programs, periodic declines in the exchange value of the U.S. dollar, the level of federal transfers, and the relatively low cost of borrowing funds during the period.
Puerto Rico has made marked improvements in fighting unemployment. Unemployment is at a low level compared to that of the late 1970s, but it still remains significantly above the U.S. average and has been increasing in recent years. Despite long-term improvements, the unemployment rate rose from 16.5% to 16.8% from fiscal 1992 to fiscal 1993. However, by the end of fiscal 1994, the unemployment rate dropped to 15.9% and as of the end of fiscal 1996, stands at 13.8%. Despite this downturn, there is a possibility that the unemployment rate will increase.
Manufacturing is the largest sector in the economy accounting for $17.7 billion or 41.8% of gross domestic product in fiscal 1995. Manufacturing has experienced a basic change over the years as a result of the influx of higher wage, high technology industries such as the pharmaceutical industry, electronics, computers, microprocessors, scientific instruments and high technology machinery. The service sector, which includes finance, insurance, real estate, wholesale and retail trade, hotels and related services and other services, ranks second in its contribution to gross domestic product and is the sector that employs the greatest number of people. In fiscal 1995, the service sector generated $15.9 billion in gross domestic product or 37.5% of the total. Employment in this sector grew from 449,000 in fiscal 1992 to 527,000 in fiscal 1996, a cumulative increase of 17.6%, which increase was greater than the 11.8% cumulative growths in employment over the same period, providing 46.7% of total employment. The government sector of the Commonwealth plays an important role in the economy of the island. In fiscal year 1995, the government accounted for $4.5 billion or 10.6% of Puerto Rico's gross domestic product and provided 21.7% of the total employment. Tourism also contributes significantly to the island economy, accounting for $1.8 billion of gross domestic product in fiscal 1995. The present administration has developed and is implementing a new economic development program which is based on the premise that the private sector should provide the primary impetus for economic development and growth. This new program, which is referred to as the New Economic Model, promotes changing the role of the government from one of being a provider of most basic services to that of a facilitator for private sector initiatives and encourages private sector investment by reducing government-imposed regulatory restraints.
The New Economic Model contemplates the development of initiatives that will foster private investment in, and private management of, sectors that are served more efficiently and effectively by the private enterprise. One of these initiatives has been the adoption of a new tax code intended to expand the tax base, reduce top personal and corporate tax rates, and simplify the tax system.
The New Economic Model also seeks to identify and promote areas in which Puerto Rico can compete more effectively in the global markets. Tourism has been identified as one such area because of its potential for job creation and contribution to the gross product. In 1993, a new Tourism Incentives Act and a Tourism Development Fund were implemented in order to provide special tax incentives and financing for the development of new hotel projects and the tourism industry. As a result of these initiatives, new hotels have been constructed or are under construction which have increased the number of hotel rooms on the island from 8,415 in fiscal 1992 to 10,345 in fiscal 1996 and to 12,250 by the end of fiscal 1997.
The New Economic Model also seeks to reduce the size of the government's direct contribution to gross domestic product. As part of this goal, the government has transferred certain governmental operations and sold a number of its assets to private parties. Among these are: (i) the sale of the assets of the Puerto Rico Maritime Authority; (ii) the execution of a five-year management agreement for the operation and management of the Aqueducts and Sewer Authority by a private company; (iii) the execution by the Aqueducts and Sewer Authority of a construction and operating agreement with a private consortium for the design, construction, and operation of an approximately 75 million gallon per day water pipeline to the San Juan metropolitan area from the Dos Bocas reservoir in Utuado; and (iv) the execution by the Electric Power Authority of power purchase contracts with private power producers under which two cogeneration plants (with a total capacity of 800 megawatts) will be constructed.
As part of the government's program to facilitate the provision of private health services, in 1994 a new health insurance program was started in the Fajardo region to provide qualifying Puerto Rico residents with comprehensive health insurance coverage. In conjunction with this program certain public health facilities are being privatized. The administration's goal is to provide universal health insurance for such qualifying residents. The total cost of this program will depend on the number of municipalities included and the total number of participants. As of June 30, 1996, over 760,000 persons were participating in the program at an annual cost to the Commonwealth of approximately $296 million.
One of the factors assisting the development of the manufacturing sector in Puerto Rico has been the federal and Commonwealth tax incentives available, most notably section 936 of the Internal Revenue Code of 1986, as amended ("Section 936") and the Commonwealth's Industrial Incentives Program. The Industrial Incentives Program, through the 1987 Industrial Incentives Act, grants corporations engaged in certain qualified activities a fixed 90% exemption from Commonwealth income and property taxes and a 60% exemption from municipal license taxes during a 10, 15, 20, or 25 year period depending on location.
For many years, U.S. companies operating in Puerto Rico enjoyed a special tax credit that was available under Section 936 of the Code. Originally, the credit provided an effective 100% federal tax exemption for operating and qualifying investment income from Puerto Rico sources. Amendments to Section 936 made in 1993 (the "1993 Amendments") instituted two alternative methods for calculating the tax credit and limited the amount of the credit that a qualifying company could claim. These limitations are based on a percentage of qualifying income (the "percentage of income limitation") and on qualifying expenditures on wages and other wage related benefits (the "economic activity limitation" or "wage credit limitation"). As a result of amendments incorporated in the Small Business Job Protection Act of 1996 enacted by the U.S. Congress and signed into law by President Clinton on August 20, 1996 (the "1996 Amendments"), the tax credit is now being phased out over a ten-year period for existing claimants and is no longer available for corporations that establish operations in Puerto Rico after October 13, 1995 (including existing
Section 936 Corporations (as defined below) to the extent substantially new operations are established in Puerto Rico). The 1996 Amendments also moved the credit based on the economic activity limitation to Section 30A of the Code and phased it out over 10 years. In addition, the 1996 Amendments eliminated the credit previously available for income derived from certain qualified investments in Puerto Rico. The Section 30A Credit and the remaining Section 936 credit are discussed below.
SECTION 30A. The 1996 Amendments added a new Section 30A to the Code.
Section 30A permits a "qualifying domestic corporation" ("QDC") that meets certain gross income tests (which are similar to the 80% and 75% gross income tests of Section 936 of the Code discussed below) to claim a credit (the "Section 30A Credit") against the federal income tax imposed on taxable income derived from sources outside the United States from the active conduct of a trade or business in Puerto Rico or from the sale of substantially all the assets used in such business ("possession income").
A QDC is a U.S. corporation which (i) was actively conducting a trade or business in Puerto Rico on October 13, 1995, (ii) had a Section 936 election in effect for its taxable year that included October 13, 1995, (iii) does not have in effect an election to use the percentage limitation of Section 936(a)(4)(B) of the Code, and (iv) does not add a "substantial new line of business."
The Section 30A Credit is limited to the sum of (i) 60% of qualified possession wages as defined in the Code, which includes wages up to 85% of the maximum earnings subject to the OASDI portion of Social Security taxes plus an allowance for fringe benefits of 15% of qualified possession wages, (ii) a specified percentage of depreciation deductions ranging between 15% and 65%, based on the class life of tangible property, and (iii) a portion of Puerto Rico income taxes paid by the QDC, up to a 9% effective tax rate (but only if the QDC does not elect the profit-split method for allocating income from intangible property).
A QDC electing Section 30A of the Code may compute the amount of its active business income, eligible for the Section 30A Credit, by using either the cost sharing formula, the profit-split formula, or the cost-plus formula, under the same rules and guidelines prescribed for such formulas as provided under Section 936 (see discussion below). To be eligible for the first two formulas, the QDC must have a significant presence in Puerto Rico.
In the case of taxable years beginning after December 31, 2001, the amount of possession income that would qualify for the Section 30A Credit would be subject to a cap based on the QDC's possession income for an average adjusted base period ending before October 14, 1995.
Section 30A applies only to taxable years beginning after December 31, 1995 and before January 1, 2006.
SECTION 936. Under Section 936 of the Code, as amended by the 1996 Amendments, and as an alternative to the Section 30A Credit, U.S. corporations that meet certain requirements and elect its application ("Section 936 Corporations") are entitled to credit against their U.S. corporate income tax, the portion of such tax attributable to income derived from the active conduct of a trade or business within Puerto Rico ("active business income") and from the sale or exchange of substantially all assets used in the active conduct of such trade or business. To qualify under Section 936 in any given taxable year, a corporation must derive for the three-year period immediately preceding the end of such taxable year, (i) 80% or more of its gross income from sources within Puerto Rico, and (ii) 75% or more of its gross income from the active conduct of a trade or business in Puerto Rico.
Under Section 936, a Section 936 Corporation may elect to compute its active business income, eligible for the Section 936 credit, under one of three formulas: (A) a cost-sharing formula, whereby it is allowed to claim all profits attributable to manufacturing intangibles, and other functions carried out in Puerto Rico, provided it contributes to the research and development expenses of its affiliated group or pays certain royalties; (B) a profit-split formula, whereby it is allowed to claim 50% of the net income of its affiliated group from the sale of products manufactured in Puerto Rico; or (C) a cost-plus formula, whereby it is allowed to claim a reasonable profit on the manufacturing costs incurred in Puerto Rico. To be eligible for the first two formulas, the Section 936 Corporation must have a significant business presence in Puerto Rico for purposes of the
Section 936 rules.
As a result of the 1993 Amendments and the 1996 Amendments, the
Section 936 credit is only available to companies that elect the percentage of income limitation and is limited in amount to 40% of the credit allowable prior to the 1993 Amendments, subject to a five-year phase-in period from 1994 to 1998 during which period the percentage of the allowable credit is reduced from 60% to 40%.
In the case of taxable years beginning on or after 1998, the possession income subject to the Section 936 credit will be subject to a cap based on the Section 936 Corporation's possession income for an average adjusted base period ending on October 14, 1995. The Section 936 credit is eliminated for taxable years beginning in 2006.
OUTLOOK. It is not possible at this time to determine the long-term effect on the Puerto Rico economy of the enactment of the 1996 Amendments to Section 936. The Government of Puerto Rico does not believe there will be short-term or medium-term material adverse effects on Puerto Rico's economy as a result of the enactment of the 1996 Amendments. The Government of Puerto Rico further believes that during the phase-out period sufficient time exists to implement additional incentive programs to safeguard Puerto Rico's competitive position. Additionally, the Governor intends to propose a new federal incentive program similar to what is now provided under Section 30A. Such program would provide U.S. companies a tax credit based on qualifying wages paid, other wage related expenses such as fringe benefits, depreciation expenses for certain tangible assets, and research and development expenses, and would restore the credit granted to passive income under Section 936 prior to its repeal by the 1996 Amendments. Under the Governor's proposal, the credit granted to qualifying companies would continue in effect until Puerto Rico shows, among other things, substantial economic improvements in terms of certain economic parameters.
PORTFOLIO TRANSACTIONS
All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by FMR pursuant to authority contained in the fund's management contract. In the case of the money market fund, FMR has granted investment management authority to the sub-adviser (see the section entitled "Management Contracts"), and the sub-adviser is authorized to place orders for the purchase and sale of portfolio securities, and will do so in accordance with the policies described below. FMR is also responsible for the placement of transaction orders for other investment companies and accounts for which it or its affiliates act as investment adviser. Securities purchased and sold by the money market fund generally will be traded on a net basis (i.e., without commission). In selecting broker-dealers, subject to applicable limitations of the federal securities laws, FMR considers various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; and the reasonableness of any commissions.
The funds may execute portfolio transactions with broker-dealers who provide research and execution services to the funds or other accounts over which FMR or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities; and the availability of securities or the purchasers or sellers of securities. In addition, such broker-dealers may furnish analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; effect securities transactions, and perform functions incidental thereto (such as clearance and settlement). FMR maintains a listing of broker-dealers who provide such services on a regular basis. However, as many transactions on behalf of the money market fund are placed with broker-dealers (including broker-dealers on the list) without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such broker-dealers solely because such services were provided. The selection of such broker-dealers generally is made by FMR (to the extent possible consistent with execution considerations) based upon the quality of research and execution services provided.
The receipt of research from broker-dealers that execute transactions on behalf of the funds may be useful to FMR in rendering investment management services to the funds or its other clients, and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other FMR clients may be useful to FMR in carrying out its obligations to the funds. The receipt of such research has not reduced FMR's normal independent research activities; however, it enables FMR to avoid the additional expenses that could be incurred if FMR tried to develop comparable information through its own efforts. Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause each fund to pay such higher commissions, FMR must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or FMR's overall responsibilities to the funds and its other clients. In reaching this determination, FMR will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what portion of the compensation should be related to those services.
FMR is authorized to use research services provided by and to place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the funds, or shares of other Fidelity funds to the extent permitted by law. FMR may use research services provided by and place agency transactions with National Financial Services Corporation (NFSC), an indirect subsidiary of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services.
Section 11(a) of the Securities Exchange Act of 1934 prohibits members of national securities exchanges from executing exchange transactions for accounts which they or their affiliates manage, unless certain requirements are satisfied. Pursuant to such requirements, the Board of Trustees has authorized NFSC to execute portfolio transactions on national securities exchanges in accordance with approved procedures and applicable SEC rules.
Each fund's Trustees periodically review FMR's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the funds and review the commissions paid by each fund over representative periods of time to determine if they are reasonable in relation to the benefits to the fund.
For the fiscal periods ended December 31, 1997 and 1996, the portfolio
turnover rates were    15    % and 43%, respectively for Spartan Ohio
Municipal Income   .
For the fiscal years ended December 31, 1997, 1996, and 1995,    the
funds     paid no brokerage commissions   .
During the fiscal year ended December 31, 1997, the funds paid no fees to brokerage firms that provided research services.
From time to time the Trustees will review whether the recapture for the benefit of the funds of some portion of the brokerage commissions or similar fees paid by the funds on portfolio transactions is legally permissible and advisable. Each fund seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for each fund to seek such recapture.
Although the Trustees and officers of each fund are substantially the same as those of other funds managed by FMR, investment decisions for each fund are made independently from those of other funds managed by FMR or accounts managed by FMR affiliates. It sometimes happens that the same security is held in the portfolio of more than one of these funds or accounts. Simultaneous transactions are inevitable when several funds and accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or account.
When two or more funds are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable for each fund. In some cases this system could have a detrimental effect on the price or value of the security as far as each fund is concerned. In other cases, however, the ability of the funds to participate in volume transactions will produce better executions and prices for the funds. It is the current opinion of the Trustees that the desirability of retaining FMR as investment adviser to each fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.
VALUATION
Fidelity Service Company, Inc. (FSC) normally determines each fund's net asset value per share (NAV) as of the close of the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time). The valuation of portfolio securities is determined as of this time for the purpose of computing each fund's NAV.
BOND FUND. Portfolio securities are valued by various methods. If quotations are not available, fixed-income securities are usually valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Use of pricing services has been approved by the Board of Trustees. A number of pricing services are available, and the fund may use various pricing services or discontinue the use of any pricing service.
Futures contracts and options are valued on the basis of market quotations, if available.
Securities and other assets for which there is no readily available market value are valued in good faith by a committee appointed by the Board of Trustees. The procedures set forth above need not be used to determine the value of the securities owned by the fund if, in the opinion of a committee appointed by the Board of Trustees, some other method would more accurately reflect the fair market value of such securities.
MONEY MARKET FUND. Portfolio securities and other assets are valued on the basis of amortized cost. This technique involves initially valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its current market value. The amortized cost value of an instrument may be higher or lower than the price the fund would receive if it sold the instrument.
Securities of other open-end investment companies are valued at their respective NAVs.
During periods of declining interest rates, the fund's yield based on amortized cost valuation may be higher than would result if the fund used market valuations to determine its NAV. The converse would apply during periods of rising interest rates.
Valuing the fund's investments on the basis of amortized cost and use of the term "money market fund" are permitted pursuant to Rule 2a-7 under the 1940 Act. The fund must adhere to certain conditions under Rule 2a-7, as summarized in the section entitled "Quality and Maturity" on page .
The Board of Trustees oversees FMR's adherence to the provisions of Rule 2a-7 and has established procedures designed to stabilize the fund's NAV at $1.00. At such intervals as they deem appropriate, the Trustees consider the extent to which NAV calculated by using market valuations would deviate from $1.00 per share. If the Trustees believe that a deviation from the fund's amortized cost per share may result in material dilution or other unfair results to shareholders, the Trustees have agreed to take such corrective action, if any, as they deem appropriate to eliminate or reduce, to the extent reasonably practicable, the dilution or unfair results. Such corrective action could include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind; establishing NAV by using available market quotations; and such other measures as the Trustees may deem appropriate.
PERFORMANCE
The funds may quote performance in various ways. All performance information supplied by the funds in advertising is historical and is not intended to indicate future returns. A bond fund's share price, and each fund's yield and total return fluctuate in response to market conditions and other factors, and the value of a bond fund's shares when redeemed may be more or less than their original cost.
YIELD CALCULATIONS. To compute the money market fund's yield for a period, the net change in value of a hypothetical account containing one share reflects the value of additional shares purchased with dividends from the one original share and dividends declared on both the original share and any additional shares. The net change is then divided by the value of the account at the beginning of the period to obtain a base period return. This base period return is annualized to obtain a current annualized yield. The money market fund also may calculate a compound effective yield by compounding the base period return over a one-year period. In addition to the current yield, the money market fund may quote yields in advertising based on any historical seven-day period. Yields for the money market fund are calculated on the same basis as other money market funds, as required by regulation.
For the bond fund, yields are computed by dividing the fund's interest income for a given 30-day or one-month period, net of expenses, by the average number of shares entitled to receive dividends during the period, dividing this figure by the fund's NAV at the end of the period, and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of the bond fund's yield quotations in accordance with standardized methods applicable to all stock and bond funds. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation.
Income calculated for the purposes of determining the bond fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding of income assumed in yield calculations, the bond fund's yield may not equal its distribution rate, the income paid to your account, or the income reported in the fund's financial statements. Yield information may be useful in reviewing a fund's performance and in providing a basis for comparison with other investment alternatives. However, each fund's yield fluctuates, unlike investments that pay a fixed interest rate over a stated period of time. When comparing investment alternatives, investors should also note the quality and maturity of the portfolio securities of respective investment companies they have chosen to consider. Investors should recognize that in periods of declining interest rates a fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the fund's holdings, thereby reducing the fund's current yield. In periods of rising interest rates, the opposite can be expected to occur.
A fund's tax-equivalent yield is the rate an investor would have to earn from a fully taxable investment before taxes to equal the fund's tax-free yield. Tax-equivalent yields are calculated by dividing a fund's yield by the result of one minus a stated combined federal and state income tax rate. If only a portion of a fund's yield is tax-exempt, only that portion is adjusted in the calculation.
The following tables show the effect of a shareholder's tax status on effective yield under federal and state income tax laws for 1998. The second table shows the approximate yield a taxable security must provide at various income brackets to produce after-tax yields equivalent to those of hypothetical tax-exempt obligations yielding
from    2    % to    7    %. Of course, no assurance can be given that
a fund will achieve any specific tax-exempt yield. While the funds invest principally in obligations whose interest is exempt from federal and state income tax, other income received by the funds may be taxable. The tables do not take into account local taxes, if any, payable on fund distributions.
Use the first table to find your approximate effective tax bracket taking into account federal and state taxes for 1998.
1998 TAX RATES



Taxable Income*                                               Federal         Ohio State                Combined
                                                              Marginal Rate   Marginal Rate   ***       Federal and State
                                                                                                        Effective Rate**

Single Return                Joint Return

$    25,351 - $ 40,000           -                               28.0    %       4.279    %                31.08    %

$    40,001 - $ 61,400       $    42,351 - $ 80,000              28.0    %       4.993    %                31.59    %

            -                $    80,001 - $ 100,000             28.0    %       5.706    %                32.11    %

            -                $    100,001 - $ 102,300            28.0    %       6.624    %                32.77    %

$    61,401 - $ 80,000           -                               31.0    %       4.993    %                34.45    %

$    80,001 - $ 100,000          -                               31.0    %       5.706    %                34.94    %

$    100,001 - $ 128,100     $    102,301 - $ 155,950            31.0    %       6.624    %                35.57    %

$    128,101 - $ 200,000     $    155,951 - $ 200,000            36.0    %       6.624    %                40.24    %

$    200,001 - $ 278,450        $ 200,001 - $ 278,450            36.0    %       7.201    %                40.61    %

   over        $ 278,450        over        $ 278,450             39.6%           7.201%                    43.95%


   * This amount represents taxable income as defined in the Internal Revenue Code. It is assumed that taxable income as defined in the Internal Revenue Code is the same as under the Ohio Personal Income Tax law. However, Ohio taxable income may differ due to differences in exemptions, itemized deductions, and other items.
   ** For federal tax purposes, these combined rates reflect the applicable marginal rates for 1998, including indexing for inflation. The federal rates are based on the rates in the federal tax tables and include the effect of deducting state taxes on your federal return.
   *** The 1998 Ohio state rates reflect the 1997 rates. However, Ohio State Tax Commission may change the 1997 rates after 1/1/98.
Having determined your effective tax bracket, use the following table to determine the tax-equivalent yield for a given tax-free yield.



If your combined federal and state effective tax rate in 1998 is:

         31.08%  31.59% 32.11% 32.77% 34.45% 34.94%  35.57% 40.24% 40.61% 43.95%
To match these     Your taxable investment would have to earn the following yield:
tax-free yields:


 2%      2.90%   2.92%  2.95%  2.97%  3.05%   3.07%  3.10%  3.35%  3.37%  3.57%

 3%      4.35%   4.39%  4.42%  4.46%  4.58%   4.61%  4.66%  5.02%  5.05%  5.35%

 4%      5.80%   5.85%  5.89%  5.95%  6.10%   6.15%  6.21%  6.69%  6.73%  7.14%

 5%      7.25%   7.31%  7.36%  7.44%  7.63%   7.68%  7.76%  8.37%  8.42%  8.92%

 6%      8.71%   8.77%  8.84%  8.92%  9.15%   9.22%  9.31%  10.04% 10.10% 10.70%

 7%      10.16%  10.23% 10.31% 10.41% 10.68%  10.76% 10.86% 11.71% 11.79% 12.49%



Each fund may invest a portion of its assets in obligations that are subject to state or federal income taxes. When a fund invests in these obligations, its tax-equivalent yield will be lower. In the table above, the tax-equivalent yields are calculated assuming investments are 100% federally and state tax-free.
TOTAL RETURN CALCULATIONS. Total returns quoted in advertising reflect all aspects of a fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the fund's NAV over a stated period. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative total return of 100% over ten years would produce an average annual total return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that a fund's performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of the fund.
In addition to average annual total returns, a fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted on a before-tax or after-tax basis. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration.
NET ASSET VALUE. Charts and graphs using a fund's net asset values, adjusted net asset values, and benchmark indices may be used to exhibit performance. An adjusted NAV includes any distributions paid by a fund and reflects all elements of its return. Unless otherwise indicated, a fund's adjusted NAVs are not adjusted for sales charges, if any.
HISTORICAL FUND RESULTS. The following tables show the money market fund's 7-day yields, the bond fund's 30-day yields, each fund's tax-equivalent yields, and total returns for periods ended December 31, 1997.
The tax-equivalent yield is based on a combined effective federal and
state income tax rate of    40.61    % and reflects that, as of
December 31   ,     1997,    none     of the fund's income was subject
to state taxes. Note that each fund may invest in securities whose income is subject to the federal alternative minimum tax.

                                       Average Annual Total Returns      Cumulative Total Returns
                 Seven-     Tax-       One          Five     Life of     One             Five             Life of
                 Day        Equivalent Year         Years    Fund*       Year            Years            Fund*
                 Yield      Yield



OH    Muni           3.51%  5.91    %     3.29    %    2.89% 3.57    %       3.29    %       15.29    %       33.99    %
Money Market



* From August 29, 1989 (commencement of operations).


                               Average Annual Total Returns               Cumulative Total Returns
           Thirty-  Tax-       One      Five            Ten             One             Five             Ten
           Day      Equivalent Year     Years           Years           Year            Years            Years
           Yield    Yield




Spartan OH    4.23% 7.12    %     8.74% 7.00    %       8.53    %       8.74    %       40.25    %       126.77    %
   Muni     Income



Note: If FMR had not reimbursed certain fund expenses during these
periods,    Spartan Ohio Municipal Income's thirty-day yield and
tax-equivalent     yield would have been    4.21% and 7.09%,
respectively,     and total returns would have been lower.
The following tables show the income and capital elements of each fund's cumulative total return. The tables compare each fund's return to the record of the Standard & Poor's 500 Index (S&P 500), the Dow Jones Industrial Average (DJIA), and the cost of living, as measured by the Consumer Price Index (CPI), over the same period. The CPI information is as of the month-end closest to the initial investment date for each fund. The S&P 500 and DJIA comparisons are provided to show how each fund's total return compared to the record of a broad unmanaged index of common stocks and a narrower set of stocks of major industrial companies, respectively, over the same period. Because each fund invests in fixed-income securities, common stocks represent a different type of investment from the funds. Common stocks generally offer greater growth potential than the funds, but generally experience greater price volatility, which means greater potential for loss. In addition, common stocks generally provide lower income than fixed-income investments such as the funds. The S&P 500 and DJIA returns are based on the prices of unmanaged groups of stocks and, unlike each fund's returns, do not include the effect of brokerage commissions or other costs of investing.
The following tables show the growth in value of a hypothetical $10,000 investment in each fund during the 10-year period ended December 31, 1997 or life of fund, as applicable, assuming all distributions were reinvested. The figures below reflect the fluctuating interest rates and bond prices of the specified periods and should not be considered representative of the dividend income or capital gain or loss that could be realized from an investment in a fund today. Tax consequences of different investments have not been factored into the figures below.
During the period from August 29, 1989 (commencement of operations) to December 31, 1997, a hypothetical $10,000 investment in Ohio Municipal
Money Market would have grown to $   13,399    .

FIDELITY OHIO MUNICIPAL MONEY MARKET FUND                           INDICES



Year    Value of   Value of         Value of        Total             S&P 500           DJIA              Cost of
Ended   Initial    Reinvested       Reinvested      Value                                                 Living**
        $10,000    Dividend         Capital Gain
        Investment Distributions    Distributions







1997    $    10,000 $ 3,399       $    0          $    13,399       $    34,754       $    36,391       $    12,945

1996    $ 10,000    $ 2,972         $ 0             $ 12,972          $ 26,059          $ 29,146          $ 12,729

1995    $ 10,000    $ 2,584         $ 0             $ 12,584          $ 21,193          $ 22,646          $ 12,319

1994    $ 10,000    $ 2,161         $ 0             $ 12,161          $ 15,405          $ 16,564          $ 12,014

1993    $ 10,000    $ 1,865         $ 0             $ 11,865          $ 15,204          $ 15,779          $ 11,701

1992    $ 10,000    $ 1,622         $ 0             $ 11,622          $ 13,812          $ 13,487          $ 11,388

1991    $ 10,000    $ 1,304         $ 0             $ 11,304          $ 12,831          $ 12,570          $ 11,067

1990    $ 10,000    $ 817           $ 0             $ 10,817          $ 9,834           $ 10,109          $ 10,738

1989*   $ 10,000    $ 215           $ 0             $ 10,215          $ 10,150          $ 10,164          $ 10,120


* From August 29, 1989 (commencement of operations)
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in Ohio Municipal Money Market on August 29, 1989, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the
time they were reinvested) amounted to $   13,399    . If
distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash
payments for the period would have amounted to $   2,931     for
dividends. The fund did not distribute any capital gains during the period.
During the 10-year period ended December 31, 1997, a hypothetical $10,000 investment in Spartan Ohio Municipal Income would have grown
to $   22,677    .

SPARTAN OHIO MUNICIPAL INCOME FUND                           INDICES



Year    Value of  Value of         Value of         Total             S&P 500           DJIA              Cost of
Ended   Initial   Reinvested       Reinvested       Value                                                 Living
        $10,000   Dividend         Capital Gain
        Investment Distributions   Distributions







1997    $    11,755 $ 9,880       $    1,042       $    22,677       $    52,577       $    54,688       $    13,977

1996    $    11,464 $ 8,603       $    788         $    20,855       $    39,424       $    43,801       $    13,744

1995    $    11,625 $ 7,712       $    672         $    20,009       $    32,063       $    34,032       $    13,302

1994    $    10,552 $ 6,028       $    610         $    17,190       $    23,305       $    24,891       $    12,972

1993    $    12,056 $ 5,773       $    371         $    18,200       $    23,002       $    23,712       $    12,634

1992    $    11,585 $ 4,584       $    0           $    16,169       $    20,896       $    20,268       $    12,296

1991    $    11,354 $ 3,526       $    0           $    14,880       $    19,412       $    18,890       $    11,950

1990    $    10,873 $ 2,479       $    0           $    13,352       $    14,877       $    15,192       $    11,594

1989    $    10,822 $ 1,598       $    0           $    12,420       $    15,356       $    15,274       $    10,927

1988    $    10,532 $ 761         $    0           $    11,293       $    11,661       $    11,592       $    10,442


Explanatory Notes: With an initial investment of $10,000 in Spartan Ohio Municipal Income on January 1, 1988, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the
time they were reinvested) amounted to $   20,417    . If
distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash
payments for the period would have amounted to $   6,712     for
dividends and $   635     for capital gain distributions.
PERFORMANCE COMPARISONS. A fund's performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Analytical Services, Inc. (Lipper), an independent service located in Summit, New Jersey that monitors the performance of mutual funds. Generally, Lipper rankings are based on total return, assume reinvestment of distributions, do not take sales charges or trading fees into consideration, and are prepared without regard to tax consequences. Lipper may also rank funds based on yield. In addition to the mutual fund rankings, a fund's performance may be compared to stock, bond, and money market mutual fund performance indices prepared by Lipper or other organizations. When comparing these indices, it is important to remember the risk and return characteristics of each type of investment. For example, while stock mutual funds may offer higher potential returns, they also carry the highest degree of share price volatility. Likewise, money market funds may offer greater stability of principal, but generally do not offer the higher potential returns available from stock mutual funds.
From time to time, a fund's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, the fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Fidelity funds to one another in appropriate categories over specific periods of time may also be quoted in advertising.
A fund's performance may also be compared to that of a benchmark index representing the universe of securities in which the fund may invest. The total return of a benchmark index reflects reinvestment of all dividends and capital gains paid by securities included in the index. Unlike a fund's returns, however, the index returns do not reflect brokerage commissions, transaction fees, or other costs of investing directly in the securities included in the index.
The bond fund may compare to the Lehman Brothers Municipal Bond Index, a total return performance benchmark for investment-grade municipal
bonds with maturities of at least one year. In addition,    the bond
fund     may compare its performance to that of the Lehman Brothers
Ohio 4 Plus Year Municipal Bond Index, a total return performance benchmark for Ohio investment-grade municipal bonds with maturities of at least four years. Issues included in each index have been issued after December 31, 1990 and have an outstanding par value of at least $50 million. Subsequent to December 31, 1995, zero coupon bonds and issues subject to the alternative minimum tax are included in each index.
A fund may be compared in advertising to Certificates of Deposit (CDs) or other investments issued by banks or other depository institutions. Mutual funds differ from bank investments in several respects. For example, a fund may offer greater liquidity or higher potential returns than CDs, a fund does not guarantee your principal or your return, and fund shares are not FDIC insured.
Fidelity may provide information designed to help individuals understand their investment goals and explore various financial strategies. Such information may include information about current economic, market, and political conditions; materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; questionnaires designed to help create a personal financial profile; worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return; and action plans offering investment alternatives. Materials may also include discussions of Fidelity's asset allocation funds and other Fidelity funds, products, and services.
Ibbotson Associates of Chicago, Illinois (Ibbotson) provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices. Fidelity funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the funds. Ibbotson calculates total returns in the same method as the funds. The funds may also compare performance to that of other compilations or indices that may be developed and made available in the future.
A money market fund may compare its performance or the performance of securities in which it may invest to averages published by IBC Financial Data, Inc. of Ashland, Massachusetts. These averages assume reinvestment of distributions. IBC's MONEY FUND REPORT AVERAGES(trademark)/All Tax-Free, which is reported in IBC's MONEY
FUND REPORT(trademark), covers over    435     tax-free money market
funds.
A fund may compare and contrast in advertising the relative advantages of investing in a mutual fund versus an individual municipal bond. Unlike tax-free mutual funds, individual municipal bonds offer a stated rate of interest and, if held to maturity, repayment of principal. Although some individual municipal bonds might offer a higher return, they do not offer the reduced risk of a mutual fund that invests in many different securities. The initial investment requirements and sales charges of many tax-free mutual funds are lower than the purchase cost of individual municipal bonds, which are generally issued in $5,000 denominations and are subject to direct brokerage costs.
In advertising materials, Fidelity may reference or discuss its products and services, which may include other Fidelity funds; retirement investing; brokerage products and services; model
portfolios or allocations; saving for college or other goals;    and
    charitable giving   .     In addition, Fidelity may quote or
reprint financial or business publications and periodicals as they relate to current economic and political conditions, fund management, portfolio composition, investment philosophy, investment techniques, the desirability of owning a particular mutual fund, and Fidelity services and products. Fidelity may also reprint, and use as advertising and sales literature, articles from Fidelity Focus(Registered trademark), a quarterly magazine provided free of charge to Fidelity fund shareholders.
A fund may present its fund number, Quotron(trademark) number, and CUSIP number, and discuss or quote its current portfolio manager. VOLATILITY. A bond fund may quote various measures of volatility and benchmark correlation in advertising. In addition, the fund may compare these measures to those of other funds. Measures of volatility seek to compare the fund's historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data. In advertising, a fund may also discuss or illustrate examples of interest rate sensitivity.
MOMENTUM INDICATORS indicate a bond fund's price movements over specific periods of time. Each point on the momentum indicator represents the fund's percentage change in price movements over that period.
A bond fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.
As of December 31, 1997, FMR advised over $   30     billion in
tax-free fund assets, $   99     billion in money market fund assets,
$   395     billion in equity fund assets, $   71     billion in
international fund assets, and $   24     billion in Spartan fund
assets. The funds may reference the growth and variety of money market mutual funds and the adviser's innovation and participation in the industry. The equity funds under management figure represents the largest amount of equity fund assets under management by a mutual fund investment adviser in the United States, making FMR America's leading equity (stock) fund manager. FMR, its subsidiaries, and affiliates maintain a worldwide information and communications network for the purpose of researching and managing investments abroad.
In addition to performance rankings, each fund may compare its total expense ratio to the average total expense ratio of similar funds tracked by Lipper. A fund's total expense ratio is a significant factor in comparing bond and money market investments because of its effect on yield.
ADDITIONAL PURCHASE   , EXCHANGE     AND REDEMPTION INFORMATION
Each fund is open for business and its net asset value per share (NAV) is calculated each day the New York Stock Exchange (NYSE) is open for trading. The NYSE has designated the following holiday closings for 1998: New Year's Day, Martin Luther King's Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day (observed), Labor Day, Thanksgiving Day, and Christmas Day. Although FMR expects the same holiday schedule to be observed in the future, the NYSE may modify its
holiday schedule at any time. In addition,    each     fund will not
process wire purchases and redemptions on days when the Federal Reserve Wire System is closed.
FSC normally determines each fund's NAV as of the close of the NYSE (normally 4:00 p.m. Eastern time). However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC. To the extent that portfolio securities are traded in other markets on days when the NYSE is closed, a fund's NAV may be affected on days when investors do not have access to the fund to purchase or redeem shares. In addition, trading in some of a fund's portfolio securities may not occur on days when the fund is open for business. If the Trustees determine that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are
valued in computing    each     fund's NAV. Shareholders receiving
securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences.
Pursuant to Rule 11a-3 un   der     the 1940 Act, each fund is
required to give shareholders at least 60 days' notice prior to terminating or modifying its exchange privilege. Under the Rule, the 60-day notification requirement may be waived if (i) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee, or deferred sales charge ordinarily payable at the time of an exchange, or (ii) the fund suspends the redemption of the shares to be exchanged as permitted under the 1940 Act or the rules and regulations thereunder, or the fund to be acquired suspends the sale of its shares because it is unable to invest amounts effectively in accordance with its investment objective and policies. In the Prospectus, each fund has notified shareholders that it reserves the right at any time, without prior notice, to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
DISTRIBUTIONS AND TAXES
DISTRIBUTIONS. If you request to have distributions mailed to you and the U.S. Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, Fidelity may reinvest your distributions at the then-current NAV. All subsequent distributions will then be reinvested until you provide Fidelity with alternate instructions.
DIVIDENDS. To the extent that each fund's income is designated as federally tax-exempt interest, the daily dividends declared by the fund are also federally tax-exempt. Short-term capital gains are distributed as dividend income, but do not qualify for the dividends-received deduction. Each fund will send each shareholder a notice in January describing the tax status of dividend and capital gain distributions (if any) for the prior year.
Shareholders are required to report tax-exempt income on their federal tax returns. Shareholders who earn other income, such as Social Security benefits, may be subject to federal income tax on up to 85% of such benefits to the extent that their income, including tax-exempt income, exceeds certain base amounts.
   Each     fund purchases municipal securities whose interest FMR
believes is free from federal income tax. Generally, issuers or other parties have entered into covenants requiring continuing compliance with federal tax requirements to preserve the tax-free status of interest payments over the life of the security. If at any time the covenants are not complied with, or if the IRS otherwise determines that the issuer did not comply with relevant tax requirements, interest payments from a security could become federally taxable retroactive to the date the security was issued. For certain types of structured securities, the tax status of the pass-through of tax-free income may also be based on the federal and state tax treatment of the structure.
As a result of the Tax Reform Act of 1986, interest on certain "private activity" securities is subject to the federal alternative minimum tax (AMT), although the interest continues to be excludable from gross income for other tax purposes. Interest from private activity securities will be considered tax-exempt for purposes of the money market fund's policy of investing so that at least 80% of its income distributions are free from federal and state income tax and the bond fund's policy of investing so that at least 80% of its income is free from federal and state income tax. Interest from private activity securities is a tax preference item for the purposes of determining whether a taxpayer is subject to the AMT and the amount of AMT to be paid, if any. Private activity securities issued after August 7, 1986 to benefit a private or industrial user or to finance a private facility are affected by this rule.
A portion of the gain on    municipal     bonds purchased with market
discount after April 30, 1993 and short-term capital gains distributed
by    a municipal     fund are taxable to shareholders as dividends,
not as capital gains. Dividend distributions resulting from a recharacterization of gain from the sale of bonds purchased with market discount after April 30, 1993 are not considered income for purposes of the money market fund's policy of investing so that at least 80% of its income distributions are free from federal and state income tax and the bond fund's policy of investing so that least 80% of its income is free from federal and state income tax. The money market fund may distribute any net realized short-term capital gains and taxable market discount once a year or more often, as necessary,
to maintain its    NAV     at $1.00 per share.
Corporate investors should note that a tax preference item for purposes of the corporate AMT is 75% of the amount by which adjusted current earnings (which includes tax-exempt interest) exceeds the alternative minimum taxable income of the corporation. If a shareholder receives an exempt-interest dividend and sells shares at a loss after holding them for a period of six months or less, the loss
will be disallowed to the extent of    the amount of the
exempt-interest dividend.
OHIO TAXES. FMR understands that shareholders of Ohio Municipal Money Market and Spartan Ohio Municipal Income who are otherwise subject to Ohio personal income tax, a school district income tax, or the net income base of the Ohio corporation franchise tax will not be subject to such taxes on distributions with respect to shares of each fund to the extent that such distributions are exempt-interest dividends for federal income tax purposes and are attributable to interest on tax-exempt obligations of the State of Ohio or its political subdivisions or authorities (as well as any tax-exempt obligations of territories or possessions of the United States). Any distributions with respect to shares of each fund other than those described in the preceding sentence may be subject to the Ohio personal income tax or the net income base of the Ohio corporation franchise tax. Distributions received by shareholders will be exempt from an income tax levied by an Ohio municipal corporation unless the shareholder is subject to a municipal income tax that includes "intangible income" in the tax base in accordance with Ohio Revenue Code (sub-section)718.02(G). Distributions represented by interest from obligations held by each fund, which interest is specifically exempt under Ohio law from an income tax imposed by a political subdivision of the State of Ohio, will be exempt from a municipal income tax that includes "intangible income" in the tax base in accordance with Ohio Revenue Code (sub-section)718.02(G) when received by a shareholder. CAPITAL GAIN DISTRIBUTIONS. Long-term capital gains earned by each fund on the sale of securities and distributed to shareholders are federally taxable as long-term capital gains, regardless of the length of time shareholders have held their shares. If a shareholder receives a capital gain distribution on shares of a fund, and such shares are held six months or less and are sold at a loss, the portion of the loss equal to the amount of the capital gain distribution will be considered a long-term loss for tax purposes. Short-term capital gains distributed by each fund are taxable to shareholders as dividends, not
as capital gains.    The money market fund may distribute any net
realized short-term capital gains once a year or more often as
necessary, to maintain its NAV at $1.00.     The money market fund
does not anticipate distributing long-term capital gains.
As of December 31, 1997,    Spartan Ohio Municipal Income     hereby
designates approximately $   318,000     as a capital gain dividend
for the purpose of the dividend-paid deduction.
As of December 31, 1997,    Ohio Municipal Money Market     had a
capital loss carryforward aggregating approximately $   85,000    .
This loss carryforward, of which $   5,000    , $   6,000    ,
$11,000, $7,000, $50,000,     and $   6,000     will expire on
December 31, 199   8    ,    2000    ,    2002, 2003, 2004    , and
   2005     , respectively, is available to offset future capital
gains.
TAX STATUS OF THE FUNDS. Each fund intends to qualify each year as a "regulated investment company" for tax purposes so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company and avoid being subject to federal income or excise taxes at the fund level, each fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis, and intends to comply with other tax rules applicable to regulated investment companies.
Each fund is treated as a separate entity from the other funds   , if
any, of its trust for tax purposes.
OTHER TAX INFORMATION. The information above is only a summary of some of the tax consequences generally affecting each fund and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether a fund is suitable to their particular tax situation.
FMR
All of the stock of FMR is owned by FMR Corp., its parent organized in 1972. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominantly by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.
At present, the principal operating activities of FMR Corp. are those conducted by its division, Fidelity Investments Retail Marketing Company, which provides marketing services to various companies within the Fidelity organization.
Fidelity investment personnel may invest in securities for their own accounts pursuant to a code of ethics that sets forth all employees' fiduciary responsibilities regarding the funds, establishes procedures for personal investing and restricts certain transactions. For example, all personal trades in most securities require pre-clearance, and participation in initial public offerings is prohibited. In addition, restrictions on the timing of personal investing in relation to trades by Fidelity funds and on short-term trading have been adopted.
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board, and executive officers of the trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. All persons named as Trustees and Members of the Advisory Board also serve in similar capacities for other funds advised by FMR. The business address of each Trustee, Member of the Advisory Board, and officer who is an "interested person" (as defined in the Investment Company Act of 1940) is 82 Devonshire Street, Boston, Massachusetts 02109, which is also the address of FMR. The business address of all the other Trustees is Fidelity Investments, P.O. Box 9235, Boston, Massachusetts 02205-9235. Those Trustees who are "interested persons" by virtue of their affiliation with either the trust or FMR are indicated by an asterisk (*).
*EDWARD C. JOHNSON 3d (67), Trustee and President, is Chairman, Chief Executive Officer and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a
Director of F   idelity Investments Money Management, Inc. (1998)    ,
Fidelity Management & Research (U.K.) Inc., and Fidelity Management & Research (Far East) Inc.
J. GARY BURKHEAD (56), Member of the Advisory Board (1997), is Vice Chairman and a Member of the Board of Directors of FMR Corp. (1997) and President of Fidelity Personal Investments and Brokerage Group
(1997). Previously, Mr. Burkhead served as President of Fidelity Management & Research Company.
RALPH F. COX (65), Trustee, is President of RABAR Enterprises (management consulting-engineering industry, 1994). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of USA Waste Services, Inc. (non-hazardous waste, 1993), CH2M Hill Companies (engineering), Rio Grande, Inc. (oil and gas production), and Daniel Industries (petroleum measurement equipment manufacturer). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.
PHYLLIS BURKE DAVIS (66), Trustee. Prior to her retirement in September 1991, Mrs. Davis was the Senior Vice President of Corporate Affairs of Avon Products, Inc. She is currently a Director of BellSouth Corporation (telecommunications), Eaton Corporation (manufacturing, 1991), and the TJX Companies, Inc. (retail stores), and previously served as a Director of Hallmark Cards, Inc. (1985-1991) and Nabisco Brands, Inc. In addition, she is a member of the President's Advisory Council of The University of Vermont School of Business Administration.
ROBERT M. GATES (54), Trustee (1997), is a consultant, author, and lecturer (1993). Mr. Gates was Director of the Central Intelligence Agency (CIA) from 1991-1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Mr. Gates is currently a Trustee for the Forum For International Policy, a Board Member for the Virginia Neurological Institute, and a Senior Advisor of the Harvard Journal of World Affairs. In addition, Mr. Gates also serves as a member of the corporate board for LucasVarity PLC (automotive components and diesel engines), Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), and TRW Inc. (original equipment and replacement products).
E. BRADLEY JONES (70), Trustee. Prior to his retirement in 1984, Mr. Jones was Chairman and Chief Executive Officer of LTV Steel Company. He is a Director of TRW Inc. (original equipment and replacement products), Consolidated Rail Corporation, Birmingham Steel Corporation, and RPM, Inc. (manufacturer of chemical products), and he previously served as a Director of NACCO Industries, Inc. (mining and manufacturing, 1985-1995), Hyster-Yale Materials Handling, Inc.
(1985-1995), and Cleveland-Cliffs Inc   .     (mining), and as a
Trustee of First Union Real Estate Investments. In addition, he serves as a Trustee of the Cleveland Clinic Foundation, where he has also been a member of the Executive Committee as well as Chairman of the Board and President, a Trustee and member of the Executive Committee of University School (Cleveland), and a Trustee of Cleveland Clinic Florida.
DONALD J. KIRK (65), Trustee, is Executive-in-Residence (1995) at Columbia University Graduate School of Business and a financial consultant. From 1987 to January 1995, Mr. Kirk was a Professor at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Mr. Kirk is a Director of General Re Corporation (reinsurance), and he previously served as a Director of Valuation Research Corp. (appraisals and valuations, 1993-1995). In addition, he serves as Chairman of the Board of Directors of the National Arts Stabilization Fund, Chairman of the Board of Trustees of the Greenwich Hospital Association, a Member of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995), and as a Public Governor of the National Association of Securities Dealers, Inc. (1996).
*PETER S. LYNCH (54), Trustee, is Vice Chairman and Director of FMR. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991); Vice President of Fidelity Magellan Fund and FMR Growth Group Leader; and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services (1991-1992). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield (1989) and Society for the Preservation of New England Antiquities, and as an Overseer of the Museum of Fine Arts of Boston.
WILLIAM O. McCOY (64), Trustee (1997), is the Vice President of Finance for the University of North Carolina (16-school system, 1995). Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications, 1984) and President of BellSouth Enterprises (1986). He is currently a Director of Liberty Corporation (holding company, 1984), Weeks Corporation of Atlanta (real estate, 1994), Carolina Power and Light Company (electric utility, 1996), and the Kenan Transport Co. (1996). Previously, he was a Director of First American Corporation (bank holding company, 1979-1996). In addition, Mr. McCoy serves as a member of the Board of Visitors for the University of North Carolina at Chapel Hill (1994) and for the Kenan-Flager Business School (University of North Carolina at Chapel Hill, 1988).
GERALD C. McDONOUGH (68), Trustee and Chairman of the non-interested Trustees, is Chairman of G.M. Management Group (strategic advisory services). Mr. McDonough is a Director of York International Corp. (air conditioning and refrigeration), Commercial Intertech Corp. (hydraulic systems, building systems, and metal products, 1992), CUNO, Inc. (liquid and gas filtration products, 1996), and Associated Estates Realty Corporation (a real estate investment trust, 1993). Mr. McDonough served as a Director of ACME-Cleveland Corp. (metal working, telecommunications, and electronic products) from 1987-1996 and Brush-Wellman Inc. (metal refining) from 1983-1997.
MARVIN L. MANN (64), Trustee (1993)   ,     is Chairman of the Board,
President, and Chief Executive Officer of Lexmark International, Inc. (office machines, 1991). Prior to 1991, he held the positions of Vice President of International Business Machines Corporation ("IBM") and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of M.A. Hanna Company (chemicals,
1993), Imation Corp. (imaging and information storage, 1997), and Infomart (marketing services, 1991), a Trammell Crow Co. In addition, he serves as the Campaign Vice Chairman of the Tri-State United Way
(1993) and is a member of the University of Alabama President's
Cabinet.
*ROBERT C. POZEN (51), Trustee (1997) and Senior Vice President, is also President and a Director of FMR (1997); and President and a
Director of F   idelity Investments Money Management,     Inc.
(199   8    ), Fidelity Management & Research (U.K.) Inc. (1997), and
Fidelity Management & Research (Far East) Inc. (1997). Previously, Mr. Pozen served as General Counsel, Managing Director, and Senior Vice President of FMR Corp.
THOMAS R. WILLIAMS (69), Trustee, is President of The Wales Group, Inc. (management and financial advisory services). Prior to retiring in 1987, Mr. Williams served as Chairman of the Board of First Wachovia Corporation (bank holding company), and Chairman and Chief Executive Officer of The First National Bank of Atlanta and First Atlanta Corporation (bank holding company). He is currently a Director of ConAgra, Inc. (agricultural products), Georgia Power Company (electric utility), National Life Insurance Company of Vermont, American Software, Inc., and AppleSouth, Inc. (restaurants, 1992). DWIGHT D. CHURCHILL (44), is Vice President of Bond Funds,
   G    roup    L    eader of the Bond Group, Senior Vice President of
FMR (1997)   , and Vice President of FIMM (1998)    . Mr. Churchill
joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-Income Investments.
BOYCE I. GREER (41), is Vice President of Money Market Funds (1997), Group Leader of the Money Market Group (1997), Senior Vice President
of FMR (1997)   , and Vice President of FIMM (1998).     Mr. Greer
served as the Leader of the Fixed-Income Group for Fidelity Management Trust Company (1993-1995) and was Vice President and Group Leader of Municipal Fixed-Income Investments (1996-1997).
FRED L. HENNING, JR. (58)   ,     is Vice President of Fidelity's
Fixed-Income Group (1995)   ,     Senior Vice President of FMR
(1995)   , and Senior Vice President of FIMM (1998)    . Before
assuming his current responsibilities, Mr. Henning was head of Fidelity's Money Market Division.
SCOTT A   .     ORR (35), is Vice President of Fidelity Ohio Municipal
Money Market Fund (1996), and other funds advised by FMR. Mr. Orr has managed a variety of Fidelity funds since 1994. Prior to 1994, Mr. Orr was a municipal bond analyst for Fidelity.
GEORGE A. FISCHER (36), is Vice President of Spartan Ohio Municipal Income Fund (1997), and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Fischer managed a variety of Fidelity funds.
   ERIC D. ROITER (49), Secretary (1998), is Vice President (1998) and General Counsel of FMR (1998). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997). Prior to joining Fidelity, Mr. Roiter was a partner at Debevoise & Plimpton (1981-1997) and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981).
RICHARD A. SILVER (50), Treasurer (1997), is Treasurer of the Fidelity funds and is an employee of FMR (1997). Before joining FMR, Mr. Silver served as Executive Vice President, Fund Accounting & Administration at First Data Investor Services Group, Inc. (1996-1997). Prior to 1996, Mr. Silver was Senior Vice President and Chief Financial Officer at The Colonial Group, Inc. Mr. Silver also served as Chairman of the Accounting/Treasurer's Committee of the Investment Company Institute (1987-1993).
THOMAS D. MAHER (52), Assistant Vice President, is Assistant Vice
President of Fidelity's    M    unicipal    B    ond    F    unds
(1996) and of Fidelity's    M    oney    M    arket
   F    unds   .
JOHN H. COSTELLO (51), Assistant Treasurer, is an employee of FMR. LEONARD M. RUSH (51), Assistant Treasurer (1994), is an employee of FMR (1994). Prior to becoming Assistant Treasurer of the Fidelity funds, Mr. Rush was Chief Compliance Officer of FMR Corp. (1993-1994) and Chief Financial Officer of Fidelity Brokerage Services, Inc. (1990-1993).
THOMAS J. SIMPSON (39), Assistant Treasurer, is Assistant Treasurer of Fidelity's municipal bond funds (1996) and of Fidelity's money market funds (1996) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).
The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board of each fund for his or her services for the fiscal year ended December 31, 1997. COMPENSATION TABLE


Trustees                        Aggregate       Aggregate              Total
and                             Compensation    Compensation from      Compensation
Members of the Advisory Board   from            Spartan OH Municipal   from the
                                OH Municipal    IncomeB                Fund Complex*,A
                                Money MarketB

J. Gary Burkhead**              $    0          $    0                 $    0

Ralph F. Cox                    $    138        $    159               $    214,500

Phyllis Burke Davis             $    135        $    156               $    210,000

Robert M. Gates***              $    77         $    132               $    176,000

Edward C. Johnson 3d**          $    0          $    0                 $    0

E. Bradley Jones                $    136        $    157               $    211,500

Donald J. Kirk                  $    136        $    157               $    211,500

Peter S. Lynch**                $    0          $    0                 $    0

William O. McCoy****            $    103        $    163               $    214,500

Gerald C. McDonough             $    170        $    196               $    264,500

Marvin L. Mann                  $    138        $    159               $    214,500

Robert C. Pozen**               $    0          $    0                 $    0

Thomas R. Williams              $    138        $    159               $    214,500


* Information is for the calendar year ended December 31, 199   7
for 23   0     funds in the complex.
** Interested Trustees of the funds and Mr. Burkhead are compensated by FMR.
*** Mr. Gates was appointed to the Board of Trustees of Fidelity Municipal Trust effective March 1, 1997. Mr. Gates was elected to the Board of Trustees of Fidelity Municipal Trust II on July 16, 1997. **** Mr. McCoy was appointed to the Board of Trustees of Fidelity Municipal Trust effective January 1, 1997. Mr. McCoy was elected to the Board of Trustees of Fidelity Municipal Trust II on July 16, 1997.
   A    <F1>    Compensation figures include cash, amounts required to
be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 1997, the Trustees accrued required deferred compensation from the funds as follows:
Ralph F. Cox, $75,000, Phyllis Burke Davis, $75,000, Robert M. Gates, $62,500, E. Bradley Jones, $75,000, Donald J. Kirk, $75,000, William
O. McCoy, $75,000, Gerald C. McDonough, $87,500, Marvin L. Mann, $75,000, and Thomas R. Williams, $75,000. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation: Ralph F. Cox, $53,699, Marvin L. Mann, $53,699, and Thomas R. Williams, $62,462.
B        Compensation figures include cash, and may include amounts required to be deferred and amounts deferred at the election of
Trustees.
Under a deferred compensation plan adopted in September 1995 and amended in November 1996 (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. Amounts deferred under the
Plan are    subject to vesting and are     treated as though
equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by the Trustees under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to the Trustee. A fund may invest in the Reference Funds under the Plan without shareholder approval.
As o   f December 31, 1997,     the Trustees, Members of the Advisory
Board, and officers of each fund owned, in the aggregate, less than
   1    % of each fund's total outstanding shares.
As of    December 31, 1997    , the following owned of record or
beneficially 5% or more of a fund's outstanding shares:
   Spartan Ohio Municipal Income: National Financial Services Corporation, Boston, MA (9.77%).
MANAGEMENT CONTRACTS
FMR is manager of Ohio Municipal Money Market and Spartan Ohio Municipal Income pursuant to management contracts dated August 1, 1997 and January 1, 1994, respectively, which were approved by shareholders on July 16, 1997 and December 15, 1993, respectively. Ohio Municipal Money Market's prior management contract, dated February 28, 1992, was approved by shareholders on February 28, 1992.
MANAGEMENT SERVICES. Each fund employs FMR to furnish investment advisory and other services. Under the terms of its management contract with each fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of the fund in accordance with its investment objective, policies, and limitations. FMR also provides each fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of each fund and all Trustees who are "interested persons" of the trusts or of FMR, and all personnel of each fund or FMR performing services relating to research, statistical, and investment activities.
In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the registration of each fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for each fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees.
MANAGEMENT-RELATED EXPENSES. In addition to the management fee payable to FMR and the fees payable to the transfer, dividend disbursing, and shareholder servicing agent, and pricing and bookkeeping agent, each fund pays all of its expenses that are not assumed by those parties. Each fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor and non-interested Trustees. Each fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of each fund's transfer agent agreement, the transfer agent bears the costs of providing these services to existing shareholders. Other expenses paid by each fund include interest, taxes, brokerage commissions, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. Each fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.
MANAGEMENT FEES. For the services of FMR under the management contract, each fund pays FMR a monthly management fee which has two components: a group fee rate and an individual fund fee rate.
<F1>
The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts.
   FIDELITY OHIO MUNICIPAL MONEY MARKET FUND
GROUP FEE RATE SCHEDULE   EFFECTIVE ANNUAL FEE RATES

Average Group     Annualized   Group Net        Effective Annual
Assets            Rate         Assets           Fee Rate

 0 - $3 billion   .3700%        $ 0.5 billion   .3700%

 3 - 6            .3400          25             .2664

 6 - 9            .3100          50             .2188

 9 - 12           .2800          75             .1986

 12 - 15          .2500          100            .1869

 15 - 18          .2200          125            .1793

 18 - 21          .2000          150            .1736

 21 - 24          .1900          175            .1695

 24 - 30          .1800          200            .1658

 30 - 36          .1750          225            .1629

 36 - 42          .1700          250            .1604

 42 - 48          .1650          275            .1583

 48 - 66          .1600          300            .1565

 66 - 84          .1550          325            .1548

 84 - 120         .1500          350            .1533

 120 - 174        .1450          400            .1507

 174 - 228        .1400

 228 - 282        .1375

 282 - 336        .1350

 Over 336         .1325

Prior to August 1, 1997, the group fee rate was based on a schedule
with breakpoints ending at    0    .1500 for average group assets in
excess of $84 billion. The group fee rate breakpoints shown above for average group assets in excess of $120 billion and under $228 billion
were voluntarily adopted by FMR on    January     1, 199   2    .
   The additional breakpoints shown above for average group assets in excess of $228 billion were voluntarily adopted by FMR on November 1, 1993.
On August 1, 1994, FMR voluntarily revised the prior extensions to the group fee rate schedule, and added new breakpoints for average group assets in excess of $156 billion and under $372 billion as shown in the schedule below. The revised group fee rate schedule was identical to the above schedule for average group assets under $156 billion.
On January 1, 1996, FMR voluntarily added new breakpoints to the revised schedule for average group assets in excess of $372
billion   . The revised group fee rate schedule and its extensions
provide for lower management fee rates as FMR's assets under
management increase.     Ohio Municipal Money Market's current
management contract reflects the group fee rate schedule above for average group assets under $156 billion and the group fee rate schedule below for average group assets in excess of $156 billion.
GROUP FEE RATE SCHEDULE   EFFECTIVE ANNUAL FEE RATES

Average Group         Annualized   Group Net        Effective Annual
Assets                Rate         Assets           Fee Rate

 120 - $156 billion   .1450%        $ 150 billion   .1736%

 156 - 192            .1400          175            .1690

 192 - 228            .1350          200            .1652

 228 - 264            .1300          225            .1618

 264 - 300            .1275          250            .1587

 300 - 336            .1250          275            .1560

 336 - 372            .1225          300            .1536

 372 - 408            .1200          325            .1514

 408 - 444            .1175          350            .1494

 444 - 480            .1150          375            .1476

 480 - 516            .1125          400            .1459

 Over 516             .1100          425            .1443

                                     450            .1427

                                     475            .1413

                                     500            .1399

                                     525            .1385

                                     550            .1372

   SPARTAN OHIO MUNICIPAL INCOME FUND
GROUP FEE RATE SCHEDULE   EFFECTIVE ANNUAL FEE RATES

Average Group     Annualized   Group Net        Effective Annual
Assets            Rate         Assets           Fee Rate

 0 - $3 billion   .3700%        $ 0.5 billion   .3700%

 3 - 6            .3400          25             .2664

 6 - 9            .3100          50             .2188

 9 - 12           .2800          75             .1986

 12 - 15          .2500          100            .1869

 15 - 18          .2200          125            .1793

 18 - 21          .2000          150            .1736

 21 - 24          .1900          175            .1695

 24 - 30          .1800          200            .1658

 30 - 36          .1750          225            .1629

 36 - 42          .1700          250            .1604

 42 - 48          .1650          275            .1583

 48 - 66          .1600          300            .1565

 66 - 84          .1550          325            .1548

 84 - 120         .1500          350            .1533

 120 - 174        .1450          400            .1507

 174 - 228        .1400

 228 - 282        .1375

 282 - 336        .1350

 Over 336         .1325

Prior to January 1, 1994, the group fee rate was based on a schedule with breakpoints ending at 0.1500 for average group assets in excess of $84 billion. The group fee rate breakpoints shown above for average group assets in excess of $120 billion and under $228 billion were
voluntarily adopted by FMR on    January     1, 199   2    .    The
additional breakpoints shown above for average group assets in excess of $228 billion were voluntarily adopted by FMR on November 1, 1993.
The     fund's current management contract reflects these extensions of the group fee rate schedule.
On August 1, 1994, FMR voluntarily revised the prior extensions to the group fee rate schedule, and added new breakpoints for average group assets in excess of $156 billion and under $372 billion as shown in the schedule below. The revised group fee rate schedule was identical to the above schedule for average group assets under $156 billion.
On January 1, 1996, FMR voluntarily added new breakpoints to the revised schedule for average group assets in excess of $372 billion,
pending approval        of a new management contract reflecting the
revised schedule and additional breakpoints. The revised group fee rate schedule and its extensions provide for lower management fee rates as FMR's assets under management increase. For average group assets in excess of $156 billion, the revised group fee rate schedule with additional breakpoints voluntarily adopted by FMR is as follows:
GROUP FEE RATE SCHEDULE   EFFECTIVE ANNUAL FEE RATES

Average Group         Annualized   Group Net        Effective Annual
Assets                Rate         Assets           Fee Rate

 120 - $156 billion   .1450%        $ 150 billion   .1736%

 156 - 192            .1400          175            .1690

 192 - 228            .1350          200            .1652

 228 - 264            .1300          225            .1618

 264 - 300            .1275          250            .1587

 300 - 336            .1250          275            .1560

 336 - 372            .1225          300            .1536

 372 - 408            .1200          325            .1514

 408 - 444            .1175          350            .1494

 444 - 480            .1150          375            .1476

 480 - 516            .1125          400            .1459

 Over 516             .1100          425            .1443

                                     450            .1427

                                     475            .1413

                                     500            .1399

                                     525            .1385

                                     550            .1372

The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee
rate at $   549     billion of group net assets - the approximate
level for December 1997 - was    0.1372    %, which is the weighted
average of the respective fee rates for each level of group net assets
up to $   549     billion.
Each fund's individual fund fee rate is 0.25%. Based on the average group net assets of the funds advised by FMR for December 1997, each fund's annual management fee rate would be calculated as follows:
Group Fee Rate         Individual Fund Fee Rate         Management Fee Rate

0.   1372    %   +     0.25%                      =     0.   3872    %

One-twelfth of this annual management fee rate is applied to each fund's net assets averaged for the most recent month, giving a dollar amount, which is the fee for that month.
The following table shows the amount of management fees paid by each fund to FMR for the past three fiscal years.
Fund                     Fiscal Years Ended   Management Fees
                         December 31          Paid to FMR

OH Muni Money Market     1997                 $    1,294,155

                         1996                 $ 1,231,605

                         1995                 $ 1,153,092

Spartan OH Muni Income   1997                 $    1,406,839*

                         1996                 $ 1,524,443

                         1995                 $ 1,547,084

 *After reimbursement.
FMR may, from time to time, voluntarily reimburse all or a portion of a fund's expenses (exclusive of interest, taxes, brokerage commissions, and extraordinary expenses). FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.
Expense reimbursements by FMR will increase a fund's total returns and yield, and repayment of the reimbursement by a fund will lower its total returns and yield.
Effective April 1, 1997, FMR voluntarily agreed, subject to revision or termination, to reimburse Spartan Ohio Municipal Income if and to the extent that its aggregate operating expenses, including management fees, were in excess of an annual rate of 0.55% of its average net assets. For the fiscal years ended December 31, 1997, 1996, and 1995, management fees incurred under the fund's contract prior to
reimbursement amounted to $   1,474,962    , $1,524,443, and
$1,547,084, respectively, and management fees reimbursed by FMR
amounted to $   68,123    , $   0    , and $   0    , respectively.
SUB-ADVISER. On behalf of Ohio Municipal Money Market, FMR has entered
into a sub-advisory agreement with F   IMM     pursuant to which
F   IMM     has primary responsibility for providing portfolio
investment management services to the fund.
Under the terms of the sub-advisory agreement, F   MR     pays
F   IMM     fees equal to 50% of the management fee payable to FMR
under its management contract with Ohio Municipal Money Market. The
fees paid to F   IMM     are not reduced by any voluntary or mandatory
expense reimbursements that may be in effect from time to time.
On behalf of Ohio Municipal Money Market, for the fiscal years ended
December 31, 1997, 1996, and 1995,    FMR paid FMR Texas Inc., the
predecessor company to     F   IMM,     fees of $   647,078    ,
$615,803 and $576,546, respectively.
DISTRIBUTION AND SERVICE PLANS
The Trustees have approved Distribution and Service Plans on behalf of each fund (the Plans) pursuant to Rule 12b-1 under the 1940 Act (the
Rule). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plans, as approved by the Trustees, allow the funds and FMR to incur certain expenses that might be considered to constitute indirect payment by the funds of distribution expenses.
Under each Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. Each Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with the distribution of fund shares. In addition, each Plan provides that FMR, directly or through FDC, may make payments to third parties, such as banks or broker-dealers, that engage in the sale of fund shares, or provide shareholder support services. Currently, the Board of Trustees has authorized such payments for each fund's shares.
FMR made no payments either directly or through FDC to third parties for the fiscal year ended 1997.
Prior to approving each Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the fund and its shareholders. In particular, the Trustees noted that each Plan does not authorize payments by the fund other than those made to FMR under its management contract with the fund. To the extent that each Plan gives FMR and FDC greater flexibility in connection with the distribution of fund shares, additional sales of fund shares may result. Furthermore, certain shareholder support services may be provided more effectively under the Plans by local entities with whom shareholders have other relationships.
The Plan for Ohio Municipal Money Market was approved by FMR as the then sole shareholder on February 28, 1992. The Plan was approved by shareholders of Ohio Municipal Money Market, in connection with a reorganization transaction on December 11, 1991, pursuant to an Agreement and Plan of Conversion. The Plan for Spartan Ohio Municipal Income was approved by shareholders on December 30, 1986.
The Glass-Steagall Act generally prohibits federally and state chartered or supervised banks from engaging in the business of underwriting, selling, or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, FDC believes that the Glass-Steagall Act should not preclude a bank from performing shareholder support services, or servicing and recordkeeping functions. FDC intends to engage banks only to perform such functions. However, changes in federal or state statutes and regulations pertaining to the permissible activities of banks and their affiliates or subsidiaries, as well as further judicial or administrative decisions or interpretations, could prevent a bank from continuing to perform all or a part of the contemplated services. If a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services. In such event, changes in the operation of the funds might occur, including possible termination of any automatic investment or redemption or other services then provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein, and banks and other financial institutions may be required to register as dealers pursuant to state law.
Each fund may execute portfolio transactions with, and purchase securities issued by, depository institutions that receive payments under the Plans. No preference for the instruments of such depository institutions will be shown in the selection of investments.
CONTRACTS WITH FMR AFFILIATES
Each fund has entered into a transfer agent agreement with UMB. Under the terms of the agreements, UMB provides transfer agency, dividend disbursing, and shareholder services for each fund. UMB in turn has entered into sub-transfer agent agreements with FSC, an affiliate of FMR. Under the terms of the sub-agreements, FSC performs all processing activities associated with providing these services for each fund and receives all related transfer agency fees paid to UMB. For providing transfer agency services, FSC receives an account fee
and an asset-based fee each    paid monthly with respect to each
account in a fund. For retail accounts and certain institutional
accounts, these fees are     based on account size and fund type   .
For     certain institutional retirement accounts,    these fees
are     based on fund type.    For certain other institutional
retirement accounts, these fees are based on account type (i.e. omnibus or non-omnibus) and, for non-omnibus accounts, fund type.
The account fees are subject to increase based on posta   ge     rate
changes.
FSC also collects small account fees from certain accounts with balances of less than $2,500.
In addition, UMB receives the pro rata portion of the transfer agency fees applicable to shareholder accounts in each Fidelity Freedom Fund, a fund of funds managed by an FMR affiliate, according to the percentage of the Freedom Fund's assets that is invested in a fund. FSC pays out-of-pocket expenses associated with providing transfer agent services. In addition, FSC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.
FSC has entered into a sub-agreement with Fidelity Brokerage Services, Inc. (FBSI), an affiliate of FMR. Under the terms of this sub-agreement, FBSI performs certain recordkeeping, communication, and other services for shareholders of Ohio Municipal Money Market participating in the Fidelity Ultra Service Account program. FBSI directly charges a monthly administrative fee to each Ultra Service Account client who chooses certain additional features. This fee is in addition to the transfer agency fee received by FSC.
Each fund has also entered into a service agent agreement with UMB. Under the terms of the agreements, UMB provides pricing and bookkeeping services for each fund. UMB in turn has entered into sub-service agent agreements with FSC. Under the terms of the sub-agreements, FSC performs all processing activities associated with providing these services, including calculating the NAV and dividends for each fund and maintaining each fund's portfolio and general accounting records, and receives all related pricing and bookkeeping fees paid to UMB.
For providing pricing and bookkeeping services, FSC receives a monthly fee based on each fund's average daily net assets throughout the month. The annual fee rates for pricing and bookkeeping services are
0.0400% for fixed-income funds   ,     and 0.0175% for money market
funds   ,     of the first $500 million of average net assets, and
0.0200% for fixed-income funds   ,     and 0.0075% for money market
funds   ,     of average net assets in excess of $500 million. The
fee, not including, reimbursement for out-of-pocket expenses, is limited to a minimum of $60,000 for the bond fund and $40,000 for the money market fund and a maximum of $800,000 per year.
Pricing and bookkeeping fees, including reimbursement for out-of-pocket expenses, paid by the funds to FSC for the past three fiscal years are shown in the table below.
Fund                            1997               1996        1995

O   H     Muni Money Market     $    73,517        $ 63,897    $ 58,019

Spartan O   H     Muni Income   $    166,043       $ 166,150   $ 164,613

Each fund has entered into a distribution agreement with FDC, an affiliate of FMR organized as a Massachusetts corporation on July 18, 1960. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. The distribution agreements call for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered at NAV. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.
DESCRIPTION OF THE TRUSTS
TRUSTS' ORGANIZATION. Spartan Ohio Municipal Income Fund is a fund (series) of Fidelity Municipal Trust (the Massachusetts trust), an open-end management investment company originally organized as a Maryland corporation on November 22, 1976, and reorganized as a Massachusetts business trust on June 22, 1984, at which time its name changed from Fidelity Municipal Bond Fund, Inc. to Fidelity Municipal Bond Fund. On March 1, 1986, the trust's name was changed to Fidelity Municipal Trust. Currently, there are seven funds of the Massachusetts trust: Fidelity Advisor Municipal Bond Fund; Spartan Aggressive Municipal Fund; Spartan Insured Municipal Income Fund; Spartan Michigan Municipal Income Fund; Spartan Minnesota Municipal Income Fund; Spartan Ohio Municipal Income Fund; and Spartan Pennsylvania Municipal Income Fund.
Fidelity Ohio Municipal Money Market Fund is a fund (series) of Fidelity Municipal Trust II (the Delaware trust), an open-end management investment company organized as a Delaware business trust on June 20, 1991. The fund acquired all of the assets of Fidelity Ohio
Municipal Market Fund   , a fund     of Fidelity Municipal
Trust   ,     on February 28, 1992. Currently, there are three funds
of the Delaware trust: Fidelity Michigan Municipal Money Market Fund; Fidelity Ohio Municipal Money Market Fund; and Spartan Pennsylvania Municipal Money Market Fund.
In the event that FMR ceases to be investment adviser to a trust or any of its funds, the right of the trust or the fund to use the identifying names "Fidelity" and "Spartan" may be withdrawn. There is a remote possibility that one fund might become liable for any misstatement in its prospectus or statement of additional information about another fund.
The assets of each trust received for the issue or sale of shares of each of its funds and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are especially allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund are segregated on the books of account, and are to be charged with the liabilities with respect to such fund and with a share of the general expenses of their respective trusts. Expenses with respect to the trusts are to be allocated in proportion to the asset value of their respective funds, except where allocations of direct expense can otherwise be fairly made. The officers of the trusts, subject to the general supervision of the Boards of Trustees, have the power to determine which expenses are allocable to a given fund, or which are general or allocable to all of the funds of a certain trust. In the event of the dissolution or liquidation of a trust, shareholders of each fund of that trust are entitled to receive as a class the underlying assets of such fund available for distribution.
SHAREHOLDER AND TRUSTEE LIABILITY - MASSACHUSETTS TRUST. The Massachusetts trust is an entity of the type commonly known as "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust. The Declaration of Trust provides that the Massachusetts trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the Massachusetts trust or its Trustees shall include a provision limiting the obligations created thereby to the Massachusetts trust and its assets. The Declaration of Trust provides for indemnification out of each fund's property of any shareholders held personally liable for the obligations of the fund. The Declaration of Trust also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote.
The Declaration of Trust further provides that the Trustees, if they have exercised reasonable care, will not be liable for any neglect or wrongdoing, but nothing in the Declaration of Trust protects Trustees against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.
SHAREHOLDER AND TRUSTEE LIABILITY - DELAWARE TRUST. The Delaware trust is a business trust organized under Delaware law. Delaware law provides that shareholders shall be entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. The courts of some states, however, may decline to apply Delaware law on this point. The Trust Instrument contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the Delaware trust and requires that a disclaimer be given in each contract entered into or executed by the Delaware trust or its Trustees. The Trust Instrument provides for indemnification out of each fund's property of any shareholder or former shareholder held personally liable for the obligations of the fund. The Trust Instrument also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect, and the fund is unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is extremely remote.
The Trust Instrument further provides that the Trustees shall not be personally liable to any person other than the Delaware trust or its shareholders; moreover, the Trustees shall not be liable for any conduct whatsoever, provided that Trustees are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office. VOTING RIGHTS - BOTH TRUSTS. Each fund's capital consists of shares of beneficial interest. As a shareholder, you receive one vote for each dollar value of net asset value you own. The shares have no preemptive or conversion rights; voting and dividend rights, the right of redemption, and the privilege of exchange are described in the Prospectus. Shares are fully paid and nonassessable, except as set forth under the respective "Shareholder and Trustee Liability" headings above. Shareholders representing 10% or more of a trust or one of its funds may, as set forth in the Declaration of Trust or Trust Instrument, call meetings of the trust or fund for any purpose related to the trust or fund, as the case may be, including, in the case of a meeting of an entire trust, the purpose on voting on removal of one or more Trustees.
A trust or any fund may be terminated upon the sale of its assets to (or, in the case of the Delaware trust and its funds, merger with) another open-end management investment company or series thereof, or upon liquidation and distribution of its assets. Generally such terminations must be approved by vote of the holders of a majority of the trust or the fund, as determined by the current value of each shareholder's investment in the fund or trust; however, the Trustees of the Delaware trust may, without prior shareholder approval, change the form of the organization of the Delaware trust by merger, consolidation, or incorporation. If not so terminated or reorganized, the trusts and their funds will continue indefinitely.
Under the Trust Instrument, the Trustees may, without shareholder vote, cause the Delaware trust to merge or consolidate into one or more trusts, partnerships, or corporations, so long as the surviving entity is an open-end management investment company that will succeed to or assume the Delaware trust registration statement, or cause the Delaware trust to be incorporated under Delaware law. Each fund of Fidelity Municipal Trust II may also invest all of its assets in another investment company.
CUSTODIAN. UMB Bank, n.a., 1010 Grand Avenue, Kansas City, Missouri, is custodian of the assets of the funds. The custodian is responsible for the safekeeping of a fund's assets and the appointment of any subcustodian banks and clearing agencies. The custodian takes no part in determining the investment policies of a fund or in deciding which securities are purchased or sold by a fund. However, a fund may invest in obligations of the custodian and may purchase securities from or sell securities to the custodian.
FMR, its officers and directors, its affiliated companies, and the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.
AUDITOR.    Coopers & Lybrand L.L.P., One Post Office Square, Boston,
Massachusetts     serves as the trusts' independent accountant. The
auditor examines financial statements for the funds and provides other audit, tax, and related services.
FINANCIAL STATEMENTS
Each fund's financial statements and financial highlights for the fiscal year ended December 31, 1997, and report of the auditor, are included in the funds' Annual Report, which is a separate report supplied with this SAI. The funds' financial statements, including the financial highlights, and report of the auditor are incorporated herein by reference. For a free additional copy of the funds' Annual Report, contact Fidelity at 1-800-544-8888.
APPENDIX
DOLLAR-WEIGHTED AVERAGE MATURITY is derived by multiplying the value of each investment by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of the fund's portfolio. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.
For example, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. When a municipal bond issuer has committed to call an issue of bonds and has established an independent escrow account that is sufficient to, and is pledged to, refund that issue, the number of days to maturity for the prerefunded bond is considered to be the number of days to the announced call date of the bonds.
The descriptions that follow are examples of eligible ratings for the funds. A fund may, however, consider the ratings for other types of investments and the ratings assigned by other rating organizations when determining the eligibility of a particular investment. DESCRIPTION OF MOODY'S INVESTORS SERVICE RATINGS OF MUNICIPAL OBLIGATIONS
Moody's ratings for short-term municipal obligations will be designated Moody's Investment Grade ("MIG"). A two-component rating is assigned to variable rate demand obligations. The first component represents an evaluation of the degree of risk associated with scheduled principal repayment and interest payments and is designated by a long-term rating, e.g., "Aaa" or "A." The second component represents an evaluation of the degree of risk associated with the demand feature and is designated "VMIG."
MIG 1/VMIG 1 - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2/VMIG 2 - This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group. DESCRIPTION OF STANDARD & POOR'S RATINGS OF MUNICIPAL NOTES
Municipal notes maturing in three years or less will likely receive a "note" rating symbol. Notes that have a put option or demand feature are assigned a dual rating. The first rating addresses the likelihood of repayment of principal and payment of interest due and for short-term obligations is designated by a note rating symbol. The second rating addresses only the demand feature, and is designated by a commercial paper rating symbol, e.g., "A-1" or "A-2."
SP-1 - Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.
SP-2 - Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
DESCRIPTION OF MOODY'S INVESTORS SERVICE RATINGS OF MUNICIPAL
OBLIGATIONS
Moody's ratings for long-term municipal obligations fall within nine categories. They range from Aaa (highest quality) to C (lowest quality). Those bonds within the Aa through B categories that Moody's believes possess the strongest credit attributes within those categories are designated by the symbol "1."
AAA - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
AA - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.
A - Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.
BAA - Bonds that are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
BA - Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B - Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
DESCRIPTION OF STANDARD & POOR'S RATINGS OF MUNICIPAL DEBT
Municipal debt issues may be designated by Standard & Poor's as either investment grade ("AAA" through "BBB") or speculative grade ("BB" through "D"). While speculative grade debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions. Ratings from AA through CCC may be modified by the addition of a plus sign (+) or minus sign (-) to show relative standing within the major rating categories.
AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.
AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.
A - Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.
BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.
B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.
FIDELITY MUNICIPAL TRUST


PART C - OTHER INFORMATION
Item 24. Financial Statements and Exhibits
(a) Financial Statements and Financial Highlights, included in the Annual Report, for Spartan Aggressive Municipal Fund for the fiscal year ended December 31, 1997 are incorporated herein by reference to the fund's Statement of Additional Information and were filed on February 23, 1998 for Fidelity Municipal Trust (File No. 2-55725) pursuant to Rule 30d-1 under the Investment Company Act of 1940 and are incorporated herein by reference.
(b) Financial Statements and Financial Highlights, included in the Annual Report, for Spartan Insured Municipal Income Fund for the fiscal year ended December 31, 1997 are incorporated herein by reference to the fund's Statement of Additional Information and were filed on February 23, 1998 for Fidelity Municipal Trust (File No. 2-55725) pursuant to Rule 30d-1 under the Investment Company Act of 1940 and are incorporated herein by reference.
(c) Financial Statements and Financial Highlights, included in the Annual Report, for Spartan Michigan Municipal Income Fund for the fiscal year ended December 31, 1997 are incorporated herein by reference to the fund's Statement of Additional Information and were filed on February 23, 1998 for Fidelity Municipal Trust (File No. 2-55725) pursuant to Rule 30d-1 under the Investment Company Act of 1940 and are incorporated herein by reference.
(d) Financial Statements and Financial Highlights, included in the Annual Report, for Spartan Minnesota Municipal Income Fund for the fiscal year ended December 31, 1997 are incorporated herein by reference to the fund's Statement of Additional Information and were filed on February 23, 1998 for Fidelity Municipal Trust (File No. 2-55725) pursuant to Rule 30d-1 under the Investment Company Act of 1940 and are incorporated herein by reference.
(e) Financial Statements and Financial Highlights, included in the Annual Report, for Spartan Ohio Municipal Income Fund for the fiscal year ended December 31, 1997 are incorporated herein by reference to the fund's Statement of Additional Information and were filed on February 23, 1998 for Fidelity Municipal Trust (File No. 2-55725) pursuant to Rule 30d-1 under the Investment Company Act of 1940 and are incorporated herein by reference.
(f) Financial Statements and Financial Highlights, included in the Annual Report, for Spartan Pennsylvania Income Fund for the fiscal year ended December 31, 1997 are incorporated herein by reference to the fund's Statement of Additional Information and were filed on February 23, 1998 for Fidelity Municipal Trust (File No. 2-55725) pursuant to Rule 30d-1 under the Investment Company Act of 1940 and are incorporated herein by reference.
(b)     Exhibits.
 1. Declaration of Trust of Registrant, dated as of March 17, 1994, is incorporated herein by reference to Exhibit 1 of Post-Effective Amendment No. 67.
 2. Bylaws of the Trust, as amended, are incorporated herein by reference to Exhibit 2(a) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
 3. Not applicable.
 4. Not applicable.
 5. (a) Management Contract, dated March 1, 1993, between Fidelity Aggressive Tax-Free Portfolio (currently known as Spartan Aggressive Municipal Fund) and Fidelity Management & Research Company is incorporated herein by reference to Exhibit 5(a) of Post-Effective Amendment No. 67.
  (b) Management Contract, dated January 1, 1994, between Fidelity Municipal Bond Portfolio (currently known as Fidelity Advisor Municipal Bond Fund) and Fidelity Management & Research Company is incorporated herein by reference to Exhibit 5(b) of Post-Effective Amendment No. 67.
  (c) Management Contract, dated January 1, 1994, between Fidelity Insured Tax-Free Portfolio (currently known as Spartan Insured Municipal Income Fund) and Fidelity Management & Research Company is incorporated herein by reference to Exhibit 5(c) of Post-Effective Amendment No. 69.
  (d) Management Contract, dated January 1, 1994, between Fidelity Michigan Tax-Free High Yield Portfolio (currently known as Spartan Michigan Municipal Income Fund) and Fidelity Management & Research Company is incorporated herein by reference to Exhibit 5(d) of Post-Effective Amendment No. 64.
  (e) Management Contract, dated January 1, 1994, between Fidelity Minnesota Tax-Free Portfolio (currently known as Spartan Minnesota Municipal Income Fund) and Fidelity Management & Research Company is incorporated herein by reference to Exhibit 5(e) of Post-Effective Amendment No. 64.
  (f) Management Contract, dated January 1, 1994, between Fidelity Ohio Tax-Free High Yield Portfolio (currently known as Spartan Ohio Municipal Income Fund) and Fidelity Management & Research Company is incorporated herein by reference to Exhibit 5(f) of Post-Effective Amendment No. 64.
  (g) Management Contract, dated August 1, 1990, between Spartan Pennsylvania Municipal High Yield Portfolio (currently known as Spartan Pennsylvania Municipal Income Fund) and Fidelity Management & Research Company is incorporated herein by reference to Exhibit 5(g) of Post-Effective Amendment No. 67.
 6. (a) General Distribution Agreement between Fidelity Insured Tax-Free Portfolio (currently known as Spartan Insured Municipal Income Fund) and Fidelity Distributors Corporation, dated April 1, 1987, is incorporated herein by reference to Exhibit 6(a) of Post-Effective Amendment No. 67.
  (b) General Distribution Agreement between Fidelity Aggressive Tax-Free Portfolio (currently known as Spartan Aggressive Municipal
Fund) and Fidelity Distributors Corporation, dated April 1, 1987, is incorporated herein by reference to Exhibit 6(b) of Post Effective Amendment No. 70.
  (c) General Distribution Agreement between Fidelity Municipal Bond Portfolio (currently known as Fidelity Advisor Municipal Bond Fund) and Fidelity Distributors Corporation, dated April 1, 1987, is incorporated herein by reference to Exhibit 6(c) of Post-Effective Amendment No. 67.
  (d) General Distribution Agreement between Fidelity Ohio Tax-Free High Yield Portfolio (currently known as Spartan Ohio Municipal Income
Fund) and Fidelity Distributors Corporation, dated April 1, 1987, is incorporated herein by reference to Exhibit 6(d) of Post-Effective Amendment No. 67.
  (e) General Distribution Agreement between Fidelity Michigan Tax-Free Portfolio (currently known as Spartan Michigan Municipal Income Fund) and Fidelity Distributors Corporations, dated April 1, 1987, is incorporated herein by reference to Exhibit 6(e) of Post-Effective Amendment No. 67.
  (f) General Distribution Agreement between Fidelity Minnesota Tax-Free Portfolio (currently known as Spartan Minnesota Municipal Income Fund) and Fidelity Distributors Corporation, dated April 1, 1987, is incorporated herein by reference to Exhibit 6(f) of Post-Effective Amendment No. 67.
  (g) General Distribution Agreement between Fidelity Pennsylvania Tax-Free High Yield Portfolio (currently known as Spartan Pennsylvania Municipal Income Fund) and Fidelity Distributors Corporation, dated April 1, 1987, is incorporated herein by reference to Exhibit 6(g) of Post-Effective Amendment No. 67.
  (h) Amendment to General Distribution Agreement, dated January 1, 1988, between the Registrant and Fidelity Distributors Corporation is incorporated herein by reference to Exhibit 6(h) of Post-Effective Amendment No. 67.
  (i) Form of Bank Agency Agreement (most recently revised January,
1997) is filed herein as Exhibit 6(i).
  (j) Form of Selling Dealer Agreement (most recently revised January,
1997) is filed herein as Exhibit 6(j).
  (k) Form of Selling Dealer Agreement for Bank Related Transactions (most recently revised January, 1997) is filed herein as Exhibit 6(k).
  (l) Amendments to the General Distribution Agreement between the Registrant and Fidelity Distributors Corporation, dated March 14, 1996 and July 15, 1996, are incorporated herein by reference to Exhibit 6(a) of Fidelity Court Street Trust's Post-Effective Amendment No. 61 (File No. 2-58774).
 7. (a) Retirement Plan for Non-Interested Person Trustees, Directors or General Partners, as amended on November 16, 1995, is incorporated herein by reference to Exhibit 7(a) of Fidelity Select Portfolio's (File No. 2-69972) Post-Effective Amendment No. 54.
  (b) The Fee Deferral Plan for Non-Interested Person Directors and Trustees of the Fidelity Funds, effective as of September 14, 1995 and amended through November 14, 1996, is incorporated herein by reference to Exhibit 7(b) of Fidelity Aberdeen Street Trust's (File No. 33-43529) Post-Effective Amendment No. 19.
 8. (a) Custodian Agreement, Appendix B, and Appendix C, dated December 1, 1994, between UMB Bank, n.a. and the Registrant is incorporated herein by reference to Exhibit 8 of Fidelity California Municipal Trust's Post-Effective Amendment No. 28 (File No. 2-83367).
 . (b) Appendix A, dated September 18, 1997, to the Custodian Agreement, dated December 1, 1994, between UMB Bank, n.a. and the Registrant is incorporated herein by reference to Exhibit 8(b) of Fidelity Municipal Trust II's Post-Effective Amendment No. 17 (File No. 33-43986).
 9.  Not applicable.
 10.  Not applicable.
 11.  Consent of Coopers & Lybrand, L. L. P. is filed herein as
Exhibit 11.
 12.  Not applicable.
 13.  Not applicable.
 14. (a) Fidelity Individual Retirement Account Custodial Agreement and Disclosure Statement, as currently in effect, is incorporated herein by reference to Exhibit 14(a) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
  (b) Fidelity Institutional Individual Retirement Account Custodial Agreement and Disclosure Statement, as currently in effect, is incorporated herein by reference to Exhibit 14(d) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
  (c) National Financial Services Corporation Individual Retirement Account Custodial Agreement and Disclosure Statement, as currently in effect, is incorporated herein by reference to Exhibit 14(h) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
  (d) Fidelity Portfolio Advisory Services Individual Retirement Account Custodial Agreement and Disclosure Statement, as currently in effect, is incorporated herein by reference to Exhibit 14(i) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
  (e) Fidelity 403(b)(7) Custodial Account Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(e) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
  (f) National Financial Services Corporation Defined Contribution Retirement Plan and Trust Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(k) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
  (g) The CORPORATEplan for Retirement Profit Sharing/401K Plan, as currently in effect, is incorporated herein by reference to Exhibit 14(l) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
  (h) The CORPORATEplan for Retirement Money Purchase Pension Plan, as currently in effect, is incorporated herein by reference to Exhibit 14(m) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
  (i) Fidelity Investments Section 403(b)(7) Individual Custodial Account Agreement and Disclosure Statement, as currently in effect, is incorporated herein by reference to Exhibit 14(f) of Fidelity Commonwealth Trust's (File No. 2-52322) Post-Effective Amendment No. 57.
  (j) Plymouth Investments Defined Contribution Retirement Plan and Trust Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(o) of Fidelity Commonwealth Trust's (File No. 2-52322) Post-Effective Amendment No. 57.
  (k) The Fidelity Prototype Defined Benefit Pension Plan and Trust Basic Plan Document and Adoption Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(d) of Fidelity Securities Fund's (File No. 2-93601) Post-Effective Amendment No. 33.
  (l) The Institutional Prototype Plan Basic Plan Document, Standardized Adoption Agreement, and Non-Standardized Adoption Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(o) of Fidelity Securities Fund's (File No. 2-93601) Post-Effective Amendment No. 33.
  (m) The CORPORATEplan for Retirement 100SM Profit Sharing/401(k) Basic Plan Document, Standardized Adoption Agreement, and Non-Standardized Adoption Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(f) of Fidelity Securities Fund's (File No. 2-93601) Post-Effective Amendment No. 33.
  (n) The Fidelity Investments 401(a) Prototype Plan for Tax-Exempt Employers Basic Plan Document, Standardized Profit Sharing Plan Adoption Agreement, Non-Standardized Discretionary Contribution Plan No. 002 Adoption Agreement, and Non-Standardized Discretionary Contribution Plan No. 003 Adoption Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(g) of Fidelity Securities Fund's (File No. 2-93601) Post-Effective Amendment No. 33.
  (o) Fidelity Investments 403(b) Sample Plan Basic Plan Document and Adoption Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(p) of Fidelity Securities Fund's (File No. 2-93601) Post-Effective Amendment No. 33.
  (p) Fidelity Defined Contribution Retirement Plan and Trust Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(c) of Fidelity Securities Fund's (File No. 2-93601) Post-Effective Amendment No. 33.
  (q) Fidelity SIMPLE-IRAPlan Adoption Agreement, Company Profile Form, and Plan Document, as currently in effect, is incorporated herein by reference to Exhibit 14(q) of Fidelity Aberdeen Street Trust's (File No. 33-43529) Post-Effective Amendment No. 19.
 15. (a) Distribution and Service Plan pursuant to Rule 12b-1 for Spartan Insured Municipal Income Fund is incorporated herein by reference to Exhibit 15(a) of Post-Effective Amendment No. 84.
  (b) Distribution and Service Plan pursuant to Rule 12b-1 for Spartan Ohio Municipal Income Fund is incorporated herein by reference to
Exhibit 15(b) of Post-Effective Amendment No. 84.
  (c) Distribution and Service Plan pursuant to Rule 12b-1 for Spartan Michigan Municipal Income Fund is incorporated herein by reference to
Exhibit 15(c) of Post-Effective Amendment No. 84.
  (d) Distribution and Service Plan pursuant to Rule 12b-1 for Spartan Minnesota Municipal Income Fund is incorporated herein by reference to
Exhibit 15(d) of Post-Effective Amendment No. 84.
  (e) Distribution and Service Plan pursuant to Rule 12b-1 for Spartan Pennsylvania Municipal Income Fund is incorporated herein by reference to Exhibit 15(e) of Post-Effective Amendment No. 84.
  (f) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Municipal Bond Fund (currently known Fidelity Advisor Municipal Bond Fund: Initial Class) is incorporated herein by reference to Exhibit 15(f) of Post-Effective Amendment No. 79.
  (g) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Aggressive Municipal Fund (currently known as Spartan Aggressive Municipal Fund) is incorporated herein by reference to
Exhibit 15(g) of Post Effective Amendment No. 84.
  (h) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Municipal Bond Fund: Class T (formerly Class A) is incorporated herein by reference to Exhibit 15(h) of Post-Effective Amendment No. 79.
  (i) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Municipal Bond Fund: Class B is incorporated herein by reference to Exhibit 15(i) of Post-Effective Amendment No. 79.
  (j) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Municipal Bond Fund: Institutional Class is incorporated herein by reference to Exhibit 15(j) of Post-Effective Amendment No. 79.
  (k) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Municipal Bond Fund: Class A is incorporated herein by reference to Exhibit 15(k) of Post-Effective Amendment No. 79.
 16. (a) Schedule for computation of performance calculations for Fidelity Municipal Bond Fund is incorporated herein by reference to
Exhibit 16(a) of Post-Effective Amendment No. 70.
  (b) Schedule for computation of adjusted net asset values for Fidelity Municipal Bond Fund is incorporated herein by reference to
Exhibit 16(b) of Post-Effective Amendment No. 70.
 17.  Financial Data Schedules are electronically filed herein as
Exhibit 27.
 18. Rule 18f-3 Plan, dated February 1, 1997, is incorporated herein by reference to Exhibit 18 of Post-Effective Amendment No. 79.
Item 25. Persons Controlled by or under Common Control with Registrant The Board of Trustees of the Registrant is substantially the same as the boards of other funds advised by FMR, each of which has Fidelity Management & Research Company as its investment adviser. In addition, the officers of these funds are substantially identical. Nonetheless, Registrant takes the position that it is not under common control with these other funds since the power residing in the respective boards and officers arises as the result of an official position with the respective funds.
Item 26. Number of Holders of Securities
As of December 31, 1997
Title of Class:  Shares of Beneficial Interest
      Name of Series:   Number of Record Holders

Fidelity Advisor Municipal Bond Fund: Initial Class           17,295



Fidelity Advisor Municipal Bond Fund:  Class T                434



Fidelity Advisor Municipal Bond Fund:  Class A                15



Fidelity Advisor Municipal Bond Fund:  Class B                80



Fidelity Advisor Municipal Bond Fund:  Institutional Class    34



Spartan Aggressive Municipal Fund:                            22,107



Spartan Insured Municipal Income Fund:                        8,377



Spartan Ohio Municipal Income Fund:                           8,623



Spartan Michigan Municipal Income Fund:                       10,893



Spartan Minnesota Municipal Income Fund:                      7,125



Spartan Pennsylvania Municipal Income Fund:                   4,940



Item 27. Indemnification
 Article XI, Section 2 of the Declaration of Trust sets forth the reasonable and fair means for determining whether indemnification shall be provided to any past or present Trustee or officer. It states that the Registrant shall indemnify any present or past Trustee or officer to the fullest extent permitted by law against liability and all expenses reasonably incurred by him in connection with any claim, action, suit, or proceeding in which he is involved by virtue of his service as a Trustee, an officer, or both. Additionally, amounts paid or incurred in settlement of such matters are covered by this indemnification. Indemnification will not be provided in certain circumstances, however. These include instances of willful misfeasance, bad faith, gross negligence, and reckless disregard of the duties involved in the conduct of the particular office involved.
 Pursuant to Section 11 of the Distribution Agreement, the Registrant agrees to indemnify and hold harmless the Distributor and each of its directors and officers and each person, if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act against any loss, liability, claim, damages or expense arising by reason of any person acquiring any shares, based upon the ground that the registration statement, Prospectus, Statement of Additional Information, shareholder reports or other information filed or made public by the Registrant included a materially misleading statement or omission. However, the Registrant does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with, information furnished to the Registrant by or on behalf of the Distributor. The Registrant does not agree to indemnify the parties against any liability to which they would be subject by reason of willful misfeasance, bad faith, gross negligence, and reckless disregard of the obligations and duties under the Distribution Agreement.
 Pursuant to the agreement by which Fidelity Service Company, Inc. ("Service") is appointed sub-transfer agent, the Transfer Agent agrees to indemnify Service for Service's losses, claims, damages, liabilities and expenses (including reasonable counsel fees and expenses) (losses) to the extent that the Transfer Agent is entitled to and receives indemnification from the Portfolio for the same events. Under the Transfer Agency Agreement, the Registrant agrees to indemnify and hold the Transfer Agent harmless against any losses, claims, damages, liabilities, or expenses (including reasonable counsel fees and expenses) resulting from:
 (1) any claim, demand, action or suit brought by any person other than the Registrant, including by a shareholder which names the Transfer Agent and/or the Registrant as a party and is not based on and does not result from the Transfer Agent's willful misfeasance, bad faith or negligence or reckless disregard of duties, and arises out of or in connection with the Transfer Agent's performance under the Transfer Agency Agreement; or
 (2) any claim, demand, action or suit (except to the extent contributed to by the Transfer Agent's willful misfeasance, bad faith or negligence or reckless disregard of duties) which results from the negligence of the Registrant, or from the Transfer Agent's acting upon any instruction(s) reasonably believed by it to have been executed or communicated by any person duly authorized by the Registrant, or as a result of the Transfer Agent's acting in reliance upon advice reasonably believed by the Transfer Agent to have been given by counsel for the Registrant, or as a result of the Transfer Agent's acting in reliance upon any instrument or stock certificate reasonably believed by it to have been genuine and signed, countersigned or executed by the proper person.
 Pursuant to the agreement by which Fidelity Investments Institutional Operations Company, Inc. ("FIIOC") is appointed sub-transfer agent, the Transfer Agent agrees to indemnify FIIOC for FIIOC's losses, claims, damages, liabilities and expenses (including reasonable counsel fees and expenses) (losses) to the extent that the Transfer Agent is entitled to and receives indemnification from the Portfolio for the same events. Under the Transfer Agency Agreement, the Registrant agrees to indemnify and hold the Transfer Agent harmless against any losses, claims, damages, liabilities, or expenses (including reasonable counsel fees and expenses) resulting from:
 (1) any claim, demand, action or suit brought by any person other than the Registrant, including by a shareholder which names the Transfer Agent and/or the Registrant as a party and is not based on and does not result from the Transfer Agent's willful misfeasance, bad faith or negligence or reckless disregard of duties, and arises out of or in connection with the Transfer Agent's performance under the Transfer Agency Agreement; or
 (2) any claim, demand, action or suit (except to the extent contributed to by the Transfer Agent's willful misfeasance, bad faith or negligence or reckless disregard of duties) which results from the negligence of the Registrant, or from the Transfer Agent's acting upon any instruction(s) reasonably believed by it to have been executed or communicated by any person duly authorized by the Registrant, or as a result of the Transfer Agent's acting in reliance upon advice reasonably believed by the Transfer Agent to have been given by counsel for the Registrant, or as a result of the Transfer Agent's acting in reliance upon any instrument or stock certificate reasonably believed by it to have been genuine and signed, countersigned or executed by the proper person.
Item 28. Business and Other Connections of Investment Adviser
 (1)  FIDELITY MANAGEMENT & RESEARCH COMPANY (FMR)
 FMR serves as investment adviser to a number of other investment companies. The directors and officers of the Adviser have held, during the past two fiscal years, the following positions of a substantial nature.

Edward C. Johnson 3d        Chairman of the Board of FMR; President and Chief
                            Executive Officer of FMR Corp.; Chairman of the
                            Board and Director of FMR, FMR Corp., FIMM, FMR
                            (U.K.) Inc., and FMR (Far East) Inc.; Chairman of the
                            Board and Representative Director of Fidelity
                            Investments Japan Limited; President and Trustee of
                            funds advised by FMR.



Robert C. Pozen             President and Director of FMR; Senior Vice President
                            and Trustee of funds advised by FMR; President and
                            Director of FIMM, FMR (U.K.) Inc., and FMR (Far
                            East) Inc.; Previously, General Counsel, Managing
                            Director, and Senior Vice President of FMR Corp.



Peter S. Lynch              Vice Chairman of the Board and Director of FMR.



Marta Amieva                Vice President of FMR.



John H. Carlson             Vice President of FMR and of funds advised by FMR.



Dwight D. Churchill         Senior Vice President of FMR and Vice President of
                            Bond Funds advised by FMR.



Barry Coffman               Vice President of FMR.



Arieh Coll                  Vice President of FMR.



Stephen G. Manning          Assistant Treasurer of FMR.



William Danoff              Senior Vice President of FMR and Vice President of a
                            fund advised by FMR.



Scott E. DeSano             Vice President of FMR.



Penelope Dobkin             Vice President of FMR and of a fund advised by FMR.



George C. Domolky           Vice President of FMR.



Walter C. Donovan           Vice President of FMR.



Bettina Doulton             Vice President of FMR and of funds advised by FMR.



Margaret L. Eagle           Vice President of FMR and of funds advised by FMR.



William R. Ebsworth         Vice President of FMR.



Richard B. Fentin           Senior Vice President of FMR and Vice President of a
                            fund advised by FMR.



Gregory Fraser              Vice President of FMR and of a fund advised by FMR.



Jay Freedman                Assistant Clerk of FMR; Clerk of FMR Corp., FMR
                            (U.K.) Inc., and FMR (Far East) Inc.; Secretary of
                            FIMM.



Robert Gervis               Vice President of FMR.



David L. Glancy             Vice President of FMR and of a fund advised by FMR.



Kevin E. Grant              Vice President of FMR and of funds advised by FMR.



Barry A. Greenfield         Vice President of FMR and of a fund advised by FMR.



Boyce I. Greer              Senior Vice President of FMR and Vice President of
                            Money Market Funds advised by FMR.



Bart A. Grenier             Vice President of High-Income Funds advised by
                            FMR;Vice President of FMR.



Robert Haber                Vice President of FMR.



Richard C. Habermann        Senior Vice President of FMR; Vice President of funds
                            advised by FMR.



Richard Hazelwood           Vice President of FMR.



Fred L. Henning Jr.         Senior Vice President of FMR and Vice President of
                            Fixed-Income funds advised by FMR.



Bruce T. Herring            Vice President of FMR.



John R. Hickling            Vice President of FMR and of a fund advised by FMR.



Robert F. Hill              Vice President of FMR; Director of Technical Research.



Curt Hollingsworth          Vice President of FMR and of funds advised by FMR.



Abigail P. Johnson          Senior Vice President of FMR and Vice President of
                            funds advised by FMR; Associate Director and Senior
                            Vice President of Equity funds advised by FMR.



David B. Jones              Vice President of FMR.



Steven Kaye                 Vice President of FMR and of a fund advised by FMR.



Francis V. Knox             Vice President of FMR; Compliance Officer of FMR
                            (U.K.) Inc.



Robert A. Lawrence          Senior Vice President of FMR and Vice President of
                            Fidelity Real Estate High Income and Fidelity Real
                            Estate High income II funds advised by FMR; Associate
                            Director and Senior Vice President of Equity funds
                            advised by FMR; Previously, Vice President of High
                            Income funds advised by FMR.



Harris Leviton              Vice President of FMR and of a fund advised by FMR.



Bradford E. Lewis           Vice President of FMR and of funds advised by FMR.



Mark G. Lohr                Vice President of FMR; Treasurer of FMR, FMR (U.K.)
                            Inc., FMR (Far East) Inc., and FIMM.



Richard R. Mace Jr.         Vice President of FMR and of funds advised by FMR.



Charles A. Mangum           Vice President of FMR and of a fund advised by FMR.



Kevin McCarey               Vice President of FMR and of a fund advised by FMR.



Diane M. McLaughlin         Vice President of FMR.



Neal P. Miller              Vice President of FMR.



David L. Murphy             Vice President of FMR and of funds advised by FMR.



Scott A. Orr                Vice President of FMR and of funds advised by FMR.



Jacques Perold              Vice President of FMR.



Anne Punzak                 Vice President of FMR.



Kennedy P. Richardson       Vice President of FMR.



Eric D. Roiter              Senior Vice President and General Counsel of FMR and
                            Secretary of funds advised by FMR.



Mark S. Rzepczynski         Vice President of FMR.



Lee H. Sandwen              Vice President of FMR.



Patricia A. Satterthwaite   Vice President of FMR and of a fund advised by FMR.



Fergus Shiel                Vice President of FMR.



Richard A. Silver           Vice President of FMR.



Carol A. Smith-Fachetti     Vice President of FMR.



Steven J. Snider            Vice President of FMR.



Thomas T. Soviero           Vice President of FMR and of a fund advised by FMR.



Richard Spillane            Senior Vice President of FMR; Associate Director and
                            Senior Vice President of Equity funds advised by FMR;
                            Previously, Senior Vice President and Director of
                            Operations and Compliance of FMR (U.K.) Inc.



Thomas M. Sprague           Vice President of FMR and of funds advised by FMR.



Robert E. Stansky           Senior Vice President of FMR and Vice President of a
                            fund advised by FMR.



Scott D. Stewart            Vice President of FMR.



Cynthia L. Strauss          Vice President of FMR.



Thomas Sweeney              Vice President of FMR and of a fund advised by FMR.



Beth F. Terrana             Senior Vice President of FMR and Vice President of a
                            fund advised by FMR.



Yoko Tilley                 Vice President of FMR.



Joel C. Tillinghast         Vice President of FMR and of a fund advised by FMR.



Robert Tuckett              Vice President of FMR.



Jennifer Uhrig              Vice President of FMR and of funds advised by FMR.



George A. Vanderheiden      Senior Vice President of FMR and Vice President of
                            funds advised by FMR.



Steven S. Wymer             Vice President of FMR and of a fund advised by FMR.








Item 29. Principal Underwriters
(a) Fidelity Distributors Corporation (FDC) acts as distributor for most funds advised by FMR.
(b)

Name and Principal   Positions and Offices   Positions and Offices

Business Address*    With Underwriter        With Registrant

Edward C. Johnson 3d   Director                   Trustee and President

Michael Mlinac         Director                   None

James Curvey           Director                   None

Martha B. Willis       President                  None

Eric D. Roiter         Senior Vice President      Secretary

Caron Ketchum          Treasurer and Controller   None

Gary Greenstein        Assistant Treasurer        None

Jay Freedman           Assistant Clerk            None

Linda Holland          Compliance Officer         None

* 82 Devonshire Street, Boston, MA
 (c) Not applicable.
Item 30. Location of Accounts and Records
 All accounts, books, and other documents required to be maintained by
Section 31a of the 1940 Act and the Rules promulgated thereunder are maintained by Fidelity Management & Research Company or Fidelity Service Company, Inc., 82 Devonshire Street, Boston, MA 02109, or the funds' custodian UMB Bank, n.a., 1010 Grand Avenue, Kansas City, MO.
Item 31. Management Services
 Not applicable.
Item 32. Undertakings
(1) The Registrant on behalf of Spartan Aggressive Municipal Fund, Fidelity Advisor Municipal Bond Fund, Spartan Insured Municipal Income Fund, Spartan Ohio Municipal Income Fund, Spartan Michigan Municipal Income Fund, Spartan Minnesota Municipal Income Fund, and Spartan Pennsylvania Municipal Income Fund, provided the information required by Item 5A is contained in the annual report, undertakes to furnish each person to whom a prospectus has been delivered, upon their request and without charge, a copy of the Registrant's latest annual report to shareholders.
SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for the effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 86 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 20th day of February 1998.
      Fidelity Municipal Trust
      By /s/Edward C. Johnson 3d          (dagger)
           Edward C. Johnson 3d, President
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.
       (Signature)   (Title)   (Date)


/s/Edward C. Johnson 3d  (dagger)   President and Trustee           February 20, 1998

Edward C. Johnson 3d                (Principal Executive Officer)



/s/Richard A. Silver                Treasurer                       February 20, 1998

Richard A. Silver



/s/Robert C. Pozen                  Trustee                         February 20, 1998

Robert C. Pozen



/s/Ralph F. Cox                 *   Trustee                         February 20, 1998

Ralph F. Cox



/s/Phyllis Burke Davis      *       Trustee                         February 20, 1998

Phyllis Burke Davis



/s/Robert M. Gates           **     Trustee                         February 20, 1998

8Robert M. Gates



/s/E. Bradley Jones           *     Trustee                         February 20, 1998

E. Bradley Jones



/s/Donald J. Kirk               *   Trustee                         February 20, 1998

Donald J. Kirk



/s/Peter S. Lynch               *   Trustee                         February 20, 1998

Peter S. Lynch



/s/Marvin L. Mann            *      Trustee                         February 20, 1998

Marvin L. Mann



/s/William O. McCoy        *        Trustee                         February 20, 1998

William O. McCoy



/s/Gerald C. McDonough  *           Trustee                         February 20, 1998

Gerald C. McDonough



/s/Thomas R. Williams       *       Trustee                         February 20, 1998

Thomas R. Williams




(dagger) Signatures affixed by Robert C. Pozen pursuant to a power of attorney dated July 17, 1997 and filed herewith.
* Signature affixed by Robert C. Hacker pursuant to a power of attorney dated December 19, 1996 and filed herewith.
** Signature affixed by Robert C. Hacker pursuant to a power of attorney dated March 6, 1997 and filed herewith.
POWER OF ATTORNEY
 I, the undersigned President and Director, Trustee, or General Partner, as the case may be, of the following investment companies:

Fidelity Aberdeen Street Trust           Fidelity Hereford Street Trust
Fidelity Advisor Series I                Fidelity Income Fund
Fidelity Advisor Series II               Fidelity Institutional Cash Portfolios
Fidelity Advisor Series III              Fidelity Institutional Tax-Exempt Cash Portfolios
Fidelity Advisor Series IV               Fidelity Investment Trust
Fidelity Advisor Series V                Fidelity Magellan Fund
Fidelity Advisor Series VI               Fidelity Massachusetts Municipal Trust
Fidelity Advisor Series VII              Fidelity Money Market Trust
Fidelity Advisor Series VIII             Fidelity Mt. Vernon Street Trust
Fidelity Beacon Street Trust             Fidelity Municipal Trust
Fidelity Boston Street Trust             Fidelity Municipal Trust II
Fidelity California Municipal Trust      Fidelity New York Municipal Trust
Fidelity California Municipal Trust II   Fidelity New York Municipal Trust II
Fidelity Capital Trust                   Fidelity Phillips Street Trust
Fidelity Charles Street Trust            Fidelity Puritan Trust
Fidelity Commonwealth Trust              Fidelity Revere Street Trust
Fidelity Concord Street Trust            Fidelity School Street Trust
Fidelity Congress Street Fund            Fidelity Securities Fund
Fidelity Contrafund                      Fidelity Select Portfolios
Fidelity Corporate Trust                 Fidelity Sterling Performance Portfolio, L.P.
Fidelity Court Street Trust              Fidelity Summer Street Trust
Fidelity Court Street Trust II           Fidelity Trend Fund
Fidelity Covington Trust                 Fidelity U.S. Investments-Bond Fund, L.P.
Fidelity Daily Money Fund                Fidelity U.S. Investments-Government Securities
Fidelity Destiny Portfolios                 Fund, L.P.
Fidelity Deutsche Mark Performance       Fidelity Union Street Trust
  Portfolio, L.P.                        Fidelity Union Street Trust II
Fidelity Devonshire Trust                Fidelity Yen Performance Portfolio, L.P.
Fidelity Exchange Fund                   Newbury Street Trust
Fidelity Financial Trust                 Variable Insurance Products Fund
Fidelity Fixed-Income Trust              Variable Insurance Products Fund II
Fidelity Government Securities Fund      Variable Insurance Products Fund III
Fidelity Hastings Street Trust


in addition to any other investment company for which Fidelity Management & Research Company or an affiliate acts as investment adviser and for which the undersigned individual serves as President and Director, Trustee, or General Partner (collectively, the "Funds"), hereby constitute and appoint Robert C. Pozen my true and lawful attorney-in-fact, with full power of substitution, and with full power to him to sign for me and in my name in the appropriate capacity, all Registration Statements of the Funds on Form N-1A, Form N-8A, or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A, Form N-8A, or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and on my behalf in connection therewith as said attorney-in-fact deems necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after August 1, 1997.
 WITNESS my hand on the date set forth below.
/s/Edward C. Johnson 3d_   July 17, 1997

Edward C. Johnson 3d

POWER OF ATTORNEY
 I, the undersigned Director, Trustee, or General Partner, as the case may be, of the following investment companies:

Fidelity Aberdeen Street Trust           Fidelity Government Securities Fund
Fidelity Advisor Annuity Fund            Fidelity Hastings Street Trust
Fidelity Advisor Series I                Fidelity Hereford Street Trust
Fidelity Advisor Series II               Fidelity Income Fund
Fidelity Advisor Series III              Fidelity Institutional Cash Portfolios
Fidelity Advisor Series IV               Fidelity Institutional Tax-Exempt Cash Portfolios
Fidelity Advisor Series V                Fidelity Institutional Trust
Fidelity Advisor Series VI               Fidelity Investment Trust
Fidelity Advisor Series VII              Fidelity Magellan Fund
Fidelity Advisor Series VIII             Fidelity Massachusetts Municipal Trust
Fidelity Beacon Street Trust             Fidelity Money Market Trust
Fidelity Boston Street Trust             Fidelity Mt. Vernon Street Trust
Fidelity California Municipal Trust      Fidelity Municipal Trust
Fidelity California Municipal Trust II   Fidelity Municipal Trust II
Fidelity Capital Trust                   Fidelity New York Municipal Trust
Fidelity Charles Street Trust            Fidelity New York Municipal Trust II
Fidelity Commonwealth Trust              Fidelity Phillips Street Trust
Fidelity Congress Street Fund            Fidelity Puritan Trust
Fidelity Contrafund                      Fidelity Revere Street Trust
Fidelity Corporate Trust                 Fidelity School Street Trust
Fidelity Court Street Trust              Fidelity Securities Fund
Fidelity Court Street Trust II           Fidelity Select Portfolios
Fidelity Covington Trust                 Fidelity Sterling Performance Portfolio, L.P.
Fidelity Daily Money Fund                Fidelity Summer Street Trust
Fidelity Daily Tax-Exempt Fund           Fidelity Trend Fund
Fidelity Destiny Portfolios              Fidelity U.S. Investments-Bond Fund, L.P.
Fidelity Deutsche Mark Performance       Fidelity U.S. Investments-Government Securities
  Portfolio, L.P.                           Fund, L.P.
Fidelity Devonshire Trust                Fidelity Union Street Trust
Fidelity Exchange Fund                   Fidelity Union Street Trust II
Fidelity Financial Trust                 Fidelity Yen Performance Portfolio, L.P.
Fidelity Fixed-Income Trust              Variable Insurance Products Fund
                                         Variable Insurance Products Fund II


plus any other investment company for which Fidelity Management & Research Company or an affiliate acts as investment adviser and for which the undersigned individual serves as Director, Trustee, or General Partner (collectively, the "Funds"), hereby constitute and appoint Arthur J. Brown, Arthur C. Delibert, Stephanie A. Djinis, Robert C. Hacker, Thomas M. Leahey, Richard M. Phillips, and Dana L. Platt, each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after March 1, 1997.
 WITNESS my hand on the date set forth below.
/s/Robert M. Gates              March 6, 1997

Robert M. Gates

POWER OF ATTORNEY
 We, the undersigned Directors, Trustees, or General Partners, as the case may be, of the following investment companies:

Fidelity Aberdeen Street Trust           Fidelity Government Securities Fund
Fidelity Advisor Annuity Fund            Fidelity Hastings Street Trust
Fidelity Advisor Series I                Fidelity Hereford Street Trust
Fidelity Advisor Series II               Fidelity Income Fund
Fidelity Advisor Series III              Fidelity Institutional Cash Portfolios
Fidelity Advisor Series IV               Fidelity Institutional Tax-Exempt Cash Portfolios
Fidelity Advisor Series V                Fidelity Institutional Trust
Fidelity Advisor Series VI               Fidelity Investment Trust
Fidelity Advisor Series VII              Fidelity Magellan Fund
Fidelity Advisor Series VIII             Fidelity Massachusetts Municipal Trust
Fidelity Beacon Street Trust             Fidelity Money Market Trust
Fidelity Boston Street Trust             Fidelity Mt. Vernon Street Trust
Fidelity California Municipal Trust      Fidelity Municipal Trust
Fidelity California Municipal Trust II   Fidelity Municipal Trust II
Fidelity Capital Trust                   Fidelity New York Municipal Trust
Fidelity Charles Street Trust            Fidelity New York Municipal Trust II
Fidelity Commonwealth Trust              Fidelity Phillips Street Trust
Fidelity Congress Street Fund            Fidelity Puritan Trust
Fidelity Contrafund                      Fidelity Revere Street Trust
Fidelity Corporate Trust                 Fidelity School Street Trust
Fidelity Court Street Trust              Fidelity Securities Fund
Fidelity Court Street Trust II           Fidelity Select Portfolios
Fidelity Covington Trust                 Fidelity Sterling Performance Portfolio, L.P.
Fidelity Daily Money Fund                Fidelity Summer Street Trust
Fidelity Daily Tax-Exempt Fund           Fidelity Trend Fund
Fidelity Destiny Portfolios              Fidelity U.S. Investments-Bond Fund, L.P.
Fidelity Deutsche Mark Performance       Fidelity U.S. Investments-Government Securities
  Portfolio, L.P.                           Fund, L.P.
Fidelity Devonshire Trust                Fidelity Union Street Trust
Fidelity Exchange Fund                   Fidelity Union Street Trust II
Fidelity Financial Trust                 Fidelity Yen Performance Portfolio, L.P.
Fidelity Fixed-Income Trust              Variable Insurance Products Fund
                                         Variable Insurance Products Fund II


plus any other investment company for which Fidelity Management & Research Company or an affiliate acts as investment adviser and for which the undersigned individual serves as Directors, Trustees, or General Partners (collectively, the "Funds"), hereby constitute and appoint Arthur J. Brown, Arthur C. Delibert, Stephanie A. Djinis, Robert C. Hacker, Thomas M. Leahey, Richard M. Phillips, and Dana L. Platt, each of them singly, our true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for us and in our names in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in our names and behalf in connection therewith as said attorneys-in-fact deems necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after January 1, 1997.
 WITNESS our hands on this nineteenth day of December, 1996.

/s/Edward C. Johnson 3d___________    /s/Peter S. Lynch________________

Edward C. Johnson 3d                  Peter S. Lynch




/s/J. Gary Burkhead_______________    /s/William O. McCoy______________

J. Gary Burkhead                      William O. McCoy


/s/Ralph F. Cox __________________   /s/Gerald C. McDonough___________

Ralph F. Cox                         Gerald C. McDonough


/s/Phyllis Burke Davis_____________   /s/Marvin L. Mann________________

Phyllis Burke Davis                   Marvin L. Mann


/s/E. Bradley Jones________________   /s/Thomas R. Williams ____________

E. Bradley Jones                      Thomas R. Williams


/s/Donald J. Kirk __________________

Donald J. Kirk